UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number     811-06312

The Lazard Funds, Inc.

(Exact name of registrant as specified in charter)

30 Rockefeller Plaza

New York, New York 10112

(Address of principal executive offices)          (Zip code)

Nathan A. Paul, Esq.

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112

(Name and address of agent for service)

Registrant’s telephone number, including area code:     (212) 632-6000

Date of fiscal year end:        12/31

Date of reporting period:      12/31/16

ITEM 1. REPORTS TO STOCKHOLDERS.

Lazard Funds Annual Report

December 31, 2016

Alternative Funds

Lazard Enhanced Opportunities Portfolio

Lazard Fundamental Long/Short Portfolio

PRIVACY NOTICE

FACTS	What does Lazard do with your personal information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and credit history

• Assets and income

• Account transactions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Lazard chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Lazard share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share
For nonaffiliates to market to you	No	We do not share

Questions?	Call 800-823-6300 or go to http://www.LazardNet.com

Who we are
Who is providing this notice?	Lazard Asset Management LLC, Lazard Alternatives, LLC, Lazard Asset Management (Canada), Inc., Lazard Asset Management Securities LLC on their own behalf and on behalf of the funds they manage.
What we do
How does Lazard protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal and applicable state laws. These measures include computer safeguards and secured files and buildings.
How does Lazard collect my personal information?

We collect your personal information, for example, when you:

• Open an account

• Seek advice about your investments

• Direct us to buy securities

• Direct us to sell your securities

• Enter into an investment advisory contract

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• Sharing for affiliates’ everyday business purposes—information about your creditworthiness

• Affiliates from using your information to market to you

• Sharing for nonaffiliates to market to you

• State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates may include financial companies whose names include “Lazard”.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. Lazard does not share information with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. Lazard does not jointly market.

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard
3	Investment Overviews
6	Performance Overviews
8	Information About Your Portfolio’s Expenses
10	Portfolio Holdings Presented by Sector
11	Portfolios of Investments
11	Lazard Enhanced Opportunities Portfolio
17	Lazard Fundamental Long/Short Portfolio
20	Notes to Portfolios of Investments
22	Statements of Assets and Liabilities
23	Statements of Operations
24	Statements of Changes in Net Assets
25	Financial Highlights
27	Notes to Financial Statements
39	Report of Independent Registered Public Accounting Firm
40	Board of Directors and Officers Information
43	Tax and Other Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and each Portfolio’s summary prospectus contain the investment objectives, risks, charges, expenses and other information about each Portfolio of the Fund, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Annual Report  1

The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder,

In 2016, global equity markets generally performed well despite significant bouts of volatility caused by unexpected economic and political events. In Europe, returns were muted as the United Kingdom’s June vote to leave the European Union weighed on the pound sterling and UK assets. In December, Prime Minister Matteo Renzi’s resounding defeat in the Italian referendum on constitutional reform and his subsequent resignation added to uncertainty in the region. A surprise outcome to the US presidential election caused US stocks to rally sharply at year-end in anticipation of lower corporate taxes and regulatory reform. Meanwhile, emerging markets equities snapped their negative streak and ended the year firmly higher, primarily as the price of oil and other commodities stabilized.

In the first half of 2016, yields across most global bond markets fell due to uneven news flow and seesawing risk sentiment. However, yields increased toward the end of the year in response to inflationary pressures, higher oil prices, and strong economic data. The US Federal Reserve delivered its long-awaited rate hike in December, and is widely expected to deliver additional hikes in 2017. In contrast, European monetary policy is expected to remain loose, based on announced asset purchase plans from the European Central Bank.

The US dollar continued to strengthen against other major currencies in 2016. The Japanese yen appreciated even after the Bank of Japan adopted a negative interest rate policy early in the year, but weakened considerably in November and December due to Japan’s widening interest rate differential with the United States. Over the year, the biggest currency laggards included the Mexican peso, which was hurt by Donald Trump’s election victory, and the Turkish lira, which was weighed down by a surprise coup attempt in Turkey.

At Lazard Asset Management, we strive to identify ways to help our clients achieve their investment goals. As such, we launched two mutual funds in 2016 with characteristics that we believe can help investors navigate a changing financial landscape.

As always, we appreciate your continued confidence in our investment management capabilities and we feel privileged that you have turned to Lazard for your investment needs.

Sincerely,

Lazard Asset Management LLC

2  Annual Report

The Lazard Funds, Inc. Investment Overviews

Lazard Alternatives

The speed and widespread nature of the equity market sell-off that began in the first quarter of 2016 caught investors by surprise in what was, at one point, the worst start to the year for most major US equity indices since the 1930s. Equally surprising was the steady climb of broad equity markets from the third week in February through the end of March, leaving the S&P 500® Index (the “S&P 500 Index”) close to its high of the year. Commodities, including metals, mining, and energy, were the laggards driving the market lower through the first six weeks of the year. However, they just as forcefully drove market leadership into the second half of the first quarter, joined by rallies in early cyclicals and industrials. Credit spreads seemingly reflected risk-off concerns globally, as the market focused on lower global growth and trade, while concerns about deflation topped any concerns surrounding inflation or rising rates. The US 10-year Treasury quickly reflected risk-off concerns as the first quarter began, and yields steadily dropped to a low of 1.66% before easing back to a yield of 1.9% in early March as the risk-on rally ensued. Dovish comments from the US Federal Reserve (the “Fed”) and support of central banks around the world forced the yield to turn lower, ending the first quarter at 1.77%. Equity volatility, as measured by the Chicago Board Options Exchange Volatility® Index (the “VIX”), moved markedly higher as investors looked to hedge equity prices as the bottom began to fall out of the market.

In the second quarter, the S&P 500 Index traded in a relatively tight range throughout most of the quarter. This held true until the last week of June, when the S&P 500 Index declined nearly 5.75% in two trading sessions, once the outcome of the “Brexit” vote had become clear. By the end of the first half of the year, the S&P 500 Index had regained most of this short-lived decline, and closed up approximately 1.9%. Meanwhile, most European equity indices were lower, as was the Nikkei-225. Intra-quarter, volatility (as measured by the VIX), nearly doubled at one point, reaching as high as 26 in late June. Sovereign spreads traded in negative territory in certain developed economies, specifically Germany and Japan, a dynamic the market had never seen before. Contra-

dicting economic data points, coupled with heightened geopolitical risks, clouded the outlook for when the Fed might raise rates again. This, among other things, resulted in significant volatility in the US dollar, but this paled against the revaluation of the British pound sterling. Both high yield and investment grade returns benefited from the improvement in Treasuries, which combined with improvement in spreads, yielded positive returns.

Equity markets moved higher in the third quarter. The threat of “Brexit” subsided, as did concerns about global growth, while angst regarding central bank policies (both in the US and abroad) took center stage. Earnings were largely better than expected, with expectations having come down substantially from initial estimates. Sector rotation was a prominent theme in the third quarter. Select industrials, REITS, commodities, utilities, metals and mining underperformed, while previous laggards, including banks and airlines, outperformed. Corporate credit showed steady improvement throughout the third quarter. Credit spreads reached year-to-date lows by third-quarter end, despite mixed fundamentals (higher leverage, lower growth). Record low sovereign yields and a quiet new issue calendar paced gains. The US 10-year Treasury, as well as sovereign rates across most of the developed world, hit historically low levels, reflecting an uncharacteristically strong use of monetary policy to boost global growth. Dovish comments from the Fed and support of central banks around the world forced yields lower. The VIX faded throughout most of the July and August, before rising rapidly in September on a rebasing of interest rates.

Equity markets largely consolidated for most of the month of October, before trading down nearly 3.7% leading into the US election. President Trump’s victory, together with the Republican sweep of Congress, led to a rally in risk assets, which would send the S&P 500 Index 9.1% higher, before consolidating in the latter half of December. By the end of the fourth quarter, the S&P 500 Index rose by 3.4%, before dividends, while the Russell 2000® Index gained 8.5%. Risk assets were further supported by improving global economic conditions, which by several measures, improved throughout the fourth quarter. Equities

Annual Report  3

shrugged off higher Treasury yields, which rose nearly 85 basis points from the October low, to end the quarter at 2.44%. Sector rotation was a prominent theme in the fourth quarter. Industrials, commodities, transports utilities, metals and mining, technology, and financials outperformed. Traditionally defensive sectors, including pharmaceuticals, consumer nondurables, and health care, generally underperformed. Credit markets improved throughout the quarter, with the majority of gains occurring post the November elections. Credit spreads reached year-to-date lows by fourth-quarter end, despite somewhat mixed fundamentals (higher leverage, lower growth), and were paced by a marked improvement in the energy complex and constructive technicals. Sovereign yields rebounded higher from record lows, but this impacted valuations modestly. Rates rebounded higher in the fourth quarter, in response to improving global economic conditions and an uptick in inflation expectations. The Fed raised rates for the second time in a year in December, citing tightness in the labor markets and an increase in inflation. The Treasury curve steepened reflecting an improved outlook for economic growth, particularly in the US. The VIX traded in a wide range in the fourth quarter, reaching a high of 23 in November and a low of 11 in late December, before settling in at 14 by the end of the fourth quarter.

Lazard Enhanced Opportunities Portfolio

For the year ended December 31, 2016, the Lazard Enhanced Opportunities Portfolio’s Institutional Shares posted a total return of 4.50%, while Open Shares posted a total return of 4.13%, as compared with the 11.71% return for the BofA Merrill Lynch U.S. Convertible ex Mandatory® Index and 2.50% return for the HFRX Global Hedge Fund® Index.

Company-specific events, uncorrelated with macro forces, allowed for idiosyncratic value capture throughout 2016, positively contributing to returns. In addition, the Portfolio’s long bias in selected sectors, including materials, transports, and commodities, also benefited returns. Lastly, with the exception of the first quarter, a broad-based improvement in credit/credit spread tightening positively contributed to returns in 2016. Despite near record low levels in the VIX, there were opportunities to trade volatility, particularly in the first quarter. Interest rates, which fluctuated widely throughout the year, were a focus and ultimately ended up modestly higher on the year. Generally speaking, the marketplace saw ample liquidity, with strong interest in convertible products from both long-only investors and hedge funds. Valuations improved, but, in our opinion, still remain compelling on a relative and absolute basis, whether measured by implied spread or yield/premium relationships. Earnings were broadly better than expected, and economic data improved throughout the year at the margin, which supported equity valuations. Lastly, idiosyncratic developments provided ample opportunities in the convertible space to take advantage of price dislocations. Over the period, the use of derivatives positively contributed to returns. The primary use of derivatives (short positions on stocks and options) in the Portfolio is to mitigate macro equity, credit, and interest rate risk.

Lazard Fundamental Long/Short Portfolio

For the year ended December 31, 2016, the Lazard Fundamental Long/Short Portfolio’s Institutional Shares posted a total return of -7.99%, while Open Shares posted a total return of -8.28%, as compared with the 0.10% return for the HFRX Equity Hedge® Index and 11.96% return for the S&P 500 Index.

Long positions in financial services providers including Comerica, Charles Schwab, and KeyCorp helped returns, as financials shares rallied later in the year amid investor expectations that less regulation, lower corporate taxes, and higher interest rates would boost the companies’ profitability. KeyCorp shares were also driven higher by better earnings resulting from synergies from its First Niagara acquisition, while Comerica was also helped by strong third-quarter earnings, which benefited from a restructuring plan that the company announced in July.

In contrast, the Portfolio was hurt by its long position in consumer financial services provider OneMain, as shares fell amid continued concerns about the company’s funding costs in a rising rate environment, as well as its subprime loan exposure. We sold our position, as a reassessment of our scenarios resulted in the risk-adjusted upside no longer being favorable. A long

4  Annual Report

position in medical device maker Natus Medical also hurt returns, as shares fell after the company announced revenues below expectations, citing pushouts of key orders. We sold our position after the announcement in April, as our thesis was negatively impacted by the company’s business in Venezuela. The Portfolio was also hurt by its short position in retailer Big Lots, as shares rose after the company reported quarterly earnings above expectations and management raised its guidance for the year, driven by strong same-store sales. We covered our position after the announcement in May, as our thesis was no longer valid.

Notes to Investment Overviews:

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, such Portfolio’s returns would have been lower. Past performance is not indicative, or a guarantee, of future results.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of December 31, 2016; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

Annual Report  5

The Lazard Funds, Inc. Performance Overviews

Lazard Enhanced Opportunities Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Enhanced Opportunities Portfolio, BofA Merrill Lynch U.S. Convertible ex Mandatory® Index and HFRX Global Hedge Fund® Index*

Average Annual Total Returns*

Periods Ended December 31, 2016

	One Year	Since Inception†
Institutional Shares**	4.50%	1.03%
Open Shares**	4.13%	0.72%
BofA Merrill Lynch U.S. Convertible ex Mandatory Index	11.71%	4.23%
HFRX Global Hedge Fund Index	2.50%	-0.62%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The BofA Merrill Lynch U.S. Convertible ex Mandatory Index measures the performance of convertible securities of all corporate sectors with a par amount of $25 million or more and a maturity of at least one year and excludes preferred equity redemption stocks and converted securities. The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was December 31, 2014.

6  Annual Report

Lazard Fundamental Long/Short Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Fundamental Long/Short Portfolio, S&P 500® Index and HFRX Equity Hedge® Index*

Average Annual Total Returns*

Periods Ended December 31, 2016

	One Year	Since Inception†
Institutional Shares**	-7.99%	4.08%
Open Shares**	-8.28%	3.80%
S&P 500 Index	11.96%	9.00%
HFRX Equity Hedge Index	0.10%	-0.25%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The HFRX Equity Hedge Index tracks the strategy, also known as long/short equity, that combines core long holdings of equities with short sales of stock or stock index options. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was April 30, 2014.

Annual Report  7

The Lazard Funds, Inc. Information About Your Portfolio’s Expenses

Expense Example

As a shareholder in a Portfolio of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2016 through December 31, 2016 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8  Annual Report

Portfolio	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16	Annualized Expense Ratio During Period 7/1/16 - 12/31/16

Enhanced Opportunities†
Institutional Shares
Actual	$1,000.00	$1,028.80	$9.64	1.89%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.64	$9.58	1.89%
Open Shares
Actual	$1,000.00	$1,026.30	$11.10	2.18%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.18	$11.04	2.18%
Fundamental Long/Short†
Institutional Shares
Actual	$1,000.00	$1,002.70	$16.06	3.19%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,009.10	$16.11	3.19%
Open Shares
Actual	$1,000.00	$1,000.90	$17.45	3.47%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,007.69	$17.51	3.47%

*	Expenses are equal to the annualized expense ratio, net of expense waivers and reimbursements, of each Share class multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

†	The expense ratios include broker expense and dividend expense on securities sold short.

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The Lazard Funds, Inc. Portfolio Holdings Presented by Sector December 31, 2016

	Lazard Enhanced Opportunities Portfolio		Lazard Fundamental Long/Short Portfolio
Sector	Long*	Short†	Long*	Short†

Consumer Discretionary	16.3%	-16.7%	8.0%	-15.8%
Consumer Staples	0.6	-0.9	5.6	-7.6
Energy	8.9	-13.8	2.1	—
Financials	10.6	-6.6	11.5	-22.0
Health Care	13.7	-16.0	8.5	-19.8
Industrials	8.7	-12.6	8.7	-7.1
Information Technology	14.4	-17.2	12.9	-23.9
Materials	6.7	-9.0	2.1	-2.0
Real Estate	7.0	-7.2	—	-1.8
Telecommunication Services	—	—	1.6	—
Short-Term Investments	13.1	—	39.0	—
Total Investments	100.0%	-100.0%	100.0%	-100.0%

*	Represents percentage of total investments excluding securities sold short.
†	Represents percentage of total securities sold short.

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The Lazard Funds, Inc. Portfolios of Investments December 31, 2016

Description	Shares	Fair Value

Lazard Enhanced Opportunities Portfolio

Common Stocks | 2.4%

Canada | 0.1%
ECN Capital Corp.	5,189	$12,753

France | 0.7%
Valeo SA	1,675	96,245

Mexico | 0.1%
Cemex SAB de CV Sponsored ADR (a)	1,700	13,651

United States | 1.5%
Air Lease Corp.	1,123	38,553
AK Steel Holding Corp. (a)	5,300	54,113
Atlas Air Worldwide Holdings, Inc. (a)	309	16,114
BroadSoft, Inc. (a)	800	33,000
Chesapeake Energy Corp. (a)	1,400	9,828
Manitowoc Foodservice, Inc. (a)	2,239	43,280
Workday, Inc. Class A (a)	400	26,436
		221,324
Total Common Stocks (Cost $316,830)		343,973

Description	Security Currency	Principal Amount (000)	Fair Value

Corporate Bonds | 150.2%

Canada | 3.3%
Element Fleet Management Corp.:
5.125%, 06/30/19 (b)	CAD	220	$168,279
4.250%, 06/30/20 (b)	CAD	387	295,442
			463,721
China | 0.4%
Ctrip.com International, Ltd.,
1.250%, 09/15/22 (c)	USD	69	66,412

Greece | 2.4%
Aegean Marine Petroleum Network, Inc.:
4.000%, 11/01/18	USD	117	121,315
4.250%, 12/15/21	USD	226	219,926
			341,241
Description	Security Currency	Principal Amount (000)	Fair Value

Japan | 0.6%
Mirait Holdings Corp., 0.000%, 12/30/21	JPY	10,000	$88,813

Mexico | 6.1%
Cemex SAB de CV:
3.750%, 03/15/18	USD	474	531,769
3.720%, 03/15/20	USD	308	329,560
			861,329
United States | 137.4%
Aceto Corp., 2.000%, 11/01/20	USD	174	167,149
Advanced Micro Devices, Inc., 2.125%, 09/01/26 (b)	USD	350	551,906
Aerojet Rocketdyne Holdings, Inc., 2.250%, 12/15/23 (b), (c)	USD	131	127,561
AK Steel Corp., 5.000%, 11/15/19 (b)	USD	245	505,159
Allscripts Healthcare Solutions, Inc., 1.250%, 07/01/20 (b)	USD	66	61,793
Altra Industrial Motion Corp., 2.750%, 03/01/31	USD	240	342,450
AMAG Pharmaceuticals, Inc., 2.500%, 02/15/19 (b)	USD	115	162,222
American Residential Properties OP LP, 3.250%, 11/15/18 (c)	USD	264	327,030
Amicus Therapeutics, Inc., 3.000%, 12/15/23 (b), (c)	USD	71	72,021
AmTrust Financial Services, Inc., 2.750%, 12/15/44 (b)	USD	314	266,311
Ascent Capital Group, Inc., 4.000%, 07/15/20	USD	70	52,500
BioMarin Pharmaceutical, Inc., 1.500%, 10/15/20 (b)	USD	217	254,297
Blackhawk Network Holdings, Inc., 1.500%, 01/15/22 (b), (c)	USD	149	152,725
Blucora, Inc., 4.250%, 04/01/19 (b)	USD	203	201,985
Bottomline Technologies de, Inc., 1.500%, 12/01/17 (b)	USD	166	170,669
BroadSoft, Inc., 1.000%, 09/01/22 (b)	USD	178	215,046
Brookdale Senior Living, Inc., 2.750%, 06/15/18 (b)	USD	63	61,307

The accompanying notes are an integral part of these financial statements.

Annual Report  11

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

CalAtlantic Group, Inc.:
0.250%, 06/01/19 (b)	USD	273	$254,231
1.250%, 08/01/32 (b)	USD	333	342,782
Carriage Services, Inc., 2.750%, 03/15/21	USD	175	235,266
Chesapeake Energy Corp., 5.500%, 09/15/26 (b), (c)	USD	389	421,092
Clovis Oncology, Inc., 2.500%, 09/15/21 (b)	USD	140	143,850
Colony Starwood Homes:
4.500%, 10/15/17 (b)	USD	313	333,541
3.000%, 07/01/19 (b)	USD	271	295,390
Cornerstone OnDemand, Inc., 1.500%, 07/01/18 (b)	USD	166	172,640
Cowen Group, Inc., 3.000%, 03/15/19	USD	297	296,257
CSG Systems International, Inc., 4.250%, 03/15/36 (b), (c)	USD	282	314,606
Cypress Semiconductor Corp., 4.500%, 01/15/22 (b)	USD	219	246,238
DISH Network Corp., 3.375%, 08/15/26 (b), (c)	USD	376	427,935
Dycom Industries, Inc., 0.750%, 09/15/21 (b)	USD	110	120,038
Emergent BioSolutions, Inc., 2.875%, 01/15/21 (b)	USD	202	257,297
Encore Capital Group, Inc.:
3.000%, 11/27/17	USD	193	206,631
2.875%, 03/15/21 (b)	USD	37	32,329
Ensco Jersey Finance, Ltd., 3.000%, 01/31/24 (b)	USD	177	180,540
Forest City Realty Trust, Inc.:
4.250%, 08/15/18	USD	144	157,500
3.625%, 08/15/20	USD	335	348,819
FXCM, Inc., 2.250%, 06/15/18	USD	127	67,945
Green Plains, Inc.:
3.250%, 10/01/18	USD	322	463,277
4.125%, 09/01/22 (b), (c)	USD	218	258,057
Griffon Corp., 4.000%, 01/15/17	USD	188	330,527
HealthSouth Corp., 2.000%, 12/01/43 (b)	USD	117	138,499
Description	Security Currency	Principal Amount (000)	Fair Value

Hologic, Inc., 0.000%, 12/15/43 (b)	USD	260	$318,662
Huron Consulting Group, Inc., 1.250%, 10/01/19 (b)	USD	180	175,837
Iconix Brand Group, Inc., 1.500%, 03/15/18 (b)	USD	309	290,460
Innoviva, Inc., 2.125%, 01/15/23 (b)	USD	230	194,925
Inphi Corp., 0.750%, 09/01/21 (b), (c)	USD	116	123,540
Insulet Corp., 1.250%, 09/15/21 (b), (c)	USD	161	149,126
Intercept Pharmaceuticals, Inc., 3.250%, 07/01/23 (b)	USD	162	144,383
InterDigital, Inc., 1.500%, 03/01/20 (b)	USD	77	104,287
j2 Global, Inc., 3.250%, 06/15/29 (b)	USD	63	83,239
Knowles Corp., 3.250%, 11/01/21 (b), (c)	USD	251	291,160
LGI Homes, Inc., 4.250%, 11/15/19	USD	136	193,800
Liberty Interactive LLC, 4.000%, 11/15/29	USD	254	150,919
Liberty Media Corp., 1.375%, 10/15/23	USD	119	127,776
Live Nation Entertainment, Inc., 2.500%, 05/15/19 (b)	USD	150	159,844
M/I Homes, Inc., 3.250%, 09/15/17	USD	157	177,999
Meritage Homes Corp., 1.875%, 09/15/32	USD	240	238,200
Navistar International Corp., 4.750%, 04/15/19 (b)	USD	321	316,987
Nuance Communications, Inc., 2.750%, 11/01/31 (b)	USD	162	163,114
NuVasive, Inc., 2.250%, 03/15/21 (b)	USD	147	186,598
PDL BioPharma, Inc., 2.750%, 12/01/21 (b)	USD	222	178,294
PRA Group, Inc., 3.000%, 08/01/20 (b)	USD	171	161,061
Proofpoint, Inc., 0.750%, 06/15/20 (b)	USD	84	94,868
PTC Therapeutics, Inc., 3.000%, 08/15/22	USD	147	87,557

The accompanying notes are an integral part of these financial statements.

12  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

Quidel Corp., 3.250%, 12/15/20 (b)	USD	97	$95,545
Redwood Trust, Inc., 4.625%, 04/15/18 (b)	USD	295	294,447
Renewable Energy Group, Inc., 4.000%, 06/15/36 (b), (c)	USD	91	97,825
Rovi Corp., 0.500%, 03/01/20 (b)	USD	142	144,663
RTI International Metals, Inc., 1.625%, 10/15/19 (b)	USD	140	144,812
RWT Holdings, Inc., 5.625%, 11/15/19 (b)	USD	123	123,923
Shutterfly, Inc., 0.250%, 05/15/18 (b)	USD	381	385,524
SM Energy Co., 1.500%, 07/01/21 (b)	USD	175	202,453
Starwood Property Trust, Inc.:
3.750%, 10/15/17 (b)	USD	582	595,822
4.550%, 03/01/18 (b)	USD	140	152,512
Sucampo Pharmaceuticals, Inc., 3.250%, 12/15/21 (b)	USD	64	68,160
TerraVia Holdings, Inc., 5.000%, 10/01/19	USD	269	115,166
Tesla Motors, Inc., 0.250%, 03/01/19 (b)	USD	96	89,160
The Greenbrier Cos., Inc., 3.500%, 04/01/18	USD	270	338,006
The Medicines Co., 2.750%, 07/15/23 (b), (c)	USD	178	171,214
The Priceline Group, Inc.:
1.000%, 03/15/18 (b)	USD	163	256,623
0.900%, 09/15/21 (b)	USD	91	96,119
Toll Brothers Finance Corp., 0.500%, 09/15/32 (b)	USD	308	302,995
Trinity Industries, Inc., 3.875%, 06/01/36 (b)	USD	105	134,334
VEREIT, Inc., 3.000%, 08/01/18 (b)	USD	294	293,632
Viavi Solutions, Inc., 0.625%, 08/15/33 (b)	USD	70	72,363
Vitamin Shoppe, Inc., 2.250%, 12/01/20	USD	92	84,813
Wabash National Corp., 3.375%, 05/01/18	USD	77	107,848
Description	Security Currency	Principal Amount (000)	Fair Value

Weatherford International, Ltd., 5.875%, 07/01/21 (b)	USD	241	$261,485
WebMD Health Corp., 1.500%, 12/01/20 (b)	USD	98	110,556
Workday, Inc., 1.500%, 07/15/20 (b)	USD	105	115,763
Wright Medical Group NV, 2.250%, 11/15/21 (b), (c)	USD	245	305,484
Wright Medical Group, Inc., 2.000%, 02/15/20 (b)	USD	223	232,338
Yahoo!, Inc., 0.000%, 12/01/18 (b)	USD	140	138,338
Zillow Group, Inc., 2.000%, 12/01/21 (b)	USD	113	116,037
			19,498,014
Total Corporate Bonds (Cost $20,510,709)			21,319,530

Description	Shares	Fair Value

Preferred Stocks | 1.6%

United States | 1.6%
Bunge, Ltd. (b)	1,510	$154,186
William Lyon Homes	805	76,451

Total Preferred Stocks (Cost $210,586)		230,637

Description	Counterparty	Number of Contracts	Fair Value

Purchased Options | 0.1%
Altra Industrial Motion Corp. 40 Call, Expires 01/20/17	RBS	7	$70
CalAtlantic Group, Inc. 35 Call, Expires 03/17/17	RBS	5	700
Cemex SAB de CV 9 Call, Expires 01/20/17	RBS	76	228
Cypress Semiconductor Corp. 12 Call, Expires 01/20/17	RBS	21	420
DISH Network Corp. 62.5 Call, Expires 01/20/17	RBS	23	1,334

The accompanying notes are an integral part of these financial statements.

Annual Report  13

Description	Counterparty	Number of Contracts	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

Green Plains, Inc. 27 Call, Expires 01/20/17	RBS	23	$3,105
Intercept Pharmaceuticals, Inc. 30 Call, Expires 03/17/17	RBS	3	1,627
Teck Resources, Ltd. 26 Call, Expires 02/17/17	RBS	13	312
VanEck Vectors Gold Miners ETF 25 Call, Expires 06/16/17	RBS	38	4,332

Total Purchased Options (Cost $28,170)			12,128

Description	Shares	Fair Value

Short-Term Investment | 23.4%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.40% (7 day yield) (Cost $3,313,905)	3,313,905	$3,313,905

Total Investments excluding Securities Sold Short | 177.7% (Cost $24,380,200)		25,220,173

Securities Sold Short | (68.3)%

Common Stocks | (67.6)%

Canada | (0.8)%
ECN Capital Corp.	(1,495)	(3,674)
Element Fleet Management Corp.	(10,314)	(95,716)
Teck Resources, Ltd. Class B	(586)	(11,738)
		(111,128)
China | (0.1)%
Ctrip.com International, Ltd. ADR (a)	(453)	(18,120)

Greece | (0.9)%
Aegean Marine Petroleum Network, Inc.	(13,009)	(132,041)

Japan | (0.1)%
Mirait Holdings Corp.	(1,900)	(17,136)
Description	Shares	Fair Value

Mexico | (2.4)%
Cemex SAB de CV Sponsored ADR (a)	(41,513)	$(333,349)

United States | (63.3)%
Aceto Corp.	(2,443)	(53,673)
Advanced Micro Devices, Inc. (a)	(39,136)	(443,802)
Aerojet Rocketdyne Holdings, Inc. (a)	(1,279)	(22,958)
AK Steel Holding Corp. (a)	(45,572)	(465,290)
Allscripts Healthcare Solutions, Inc. (a)	(1,306)	(13,334)
Altra Industrial Motion Corp.	(9,503)	(350,661)
AMAG Pharmaceuticals, Inc. (a)	(3,587)	(124,828)
American Homes 4 Rent Class A REIT	(10,097)	(211,835)
Amicus Therapeutics, Inc. (a)	(9,111)	(45,282)
AmTrust Financial Services, Inc.	(5,359)	(146,729)
Arconic, Inc.	(2,059)	(38,174)
Ascent Capital Group, Inc., Class A (a)	(512)	(8,325)
Atlas Air Worldwide Holdings, Inc. (a)	(309)	(16,114)
BioMarin Pharmaceutical, Inc. (a)	(1,454)	(120,449)
Blackhawk Network Holdings, Inc. (a)	(1,708)	(64,349)
Blucora, Inc. (a)	(749)	(11,048)
Bottomline Technologies de, Inc. (a)	(2,117)	(52,967)
BroadSoft, Inc. (a)	(4,409)	(181,871)
Brookdale Senior Living, Inc. (a)	(533)	(6,620)
Bunge, Ltd.	(1,138)	(82,209)
CalAtlantic Group, Inc.	(4,713)	(160,289)
Carriage Services, Inc.	(6,266)	(179,458)
Chesapeake Energy Corp. (a)	(38,053)	(267,132)
Clovis Oncology, Inc. (a)	(1,622)	(72,049)
Colony Starwood Homes REIT	(9,960)	(286,948)
Cornerstone OnDemand, Inc. (a)	(611)	(25,851)
Cowen Group, Inc., Class A (a)	(8,526)	(132,153)
CSG Systems International, Inc.	(2,709)	(131,116)
Cypress Semiconductor Corp.	(6,865)	(78,536)
DISH Network Corp., Class A (a)	(5,643)	(326,899)
Dycom Industries, Inc. (a)	(769)	(61,743)
Emergent BioSolutions, Inc. (a)	(4,630)	(152,049)
Encore Capital Group, Inc. (a)	(2,574)	(73,745)
Ensco PLC Class A	(9,848)	(95,723)
Forest City Realty Trust, Inc., Class A REIT	(9,597)	(200,001)
Green Plains, Inc.	(19,240)	(535,834)
Griffon Corp.	(4,991)	(130,764)
HealthSouth Corp.	(1,737)	(71,634)

The accompanying notes are an integral part of these financial statements.

14  Annual Report

Description	Shares	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

Hologic, Inc. (a)	(1,482)	$(59,458)
Huron Consulting Group, Inc. (a)	(879)	(44,521)
Iconix Brand Group, Inc. (a)	(3,455)	(32,270)
Innoviva, Inc. (a)	(7,504)	(80,293)
Inphi Corp. (a)	(1,462)	(65,234)
Insulet Corp. (a)	(1,668)	(62,850)
Intercept Pharmaceuticals, Inc. (a)	(529)	(57,476)
InterDigital, Inc.	(746)	(68,147)
j2 Global, Inc.	(612)	(50,062)
Knowles Corp. (a)	(10,089)	(168,587)
LGI Homes, Inc. (a)	(5,358)	(153,935)
Liberty Media Corp-Liberty Braves (a)	(180)	(3,688)
Liberty Media Corp-Liberty Media (a)	(414)	(12,979)
Liberty Media Corp-Liberty SiriusXM (a)	(1,657)	(57,200)
Live Nation Entertainment, Inc. (a)	(2,073)	(55,142)
M/I Homes, Inc. (a)	(4,288)	(107,972)
Meritage Homes Corp. (a)	(220)	(7,656)
Navistar International Corp. (a)	(2,797)	(87,742)
NuVasive, Inc. (a)	(1,457)	(98,144)
PDL BioPharma, Inc.	(28,739)	(60,927)
PRA Group, Inc. (a)	(1,405)	(54,936)
Proofpoint, Inc. (a)	(662)	(46,770)
PTC Therapeutics, Inc. (a)	(2,348)	(25,617)
Quidel Corp. (a)	(1,764)	(37,785)
Redwood Trust, Inc. REIT	(2,344)	(35,652)
Renewable Energy Group, Inc. (a)	(7,421)	(71,984)
Shutterfly, Inc. (a)	(2,065)	(103,622)
SM Energy Co.	(3,390)	(116,887)
Starwood Property Trust, Inc. REIT	(4,193)	(92,036)
Sucampo Pharmaceuticals, Inc., Class A (a)	(2,021)	(27,385)
TerraVia Holdings, Inc. (a)	(14,635)	(16,830)
Tesla Motors, Inc. (a)	(79)	(16,882)
The Greenbrier Cos., Inc.	(5,541)	(230,229)
The Medicines Co. (a)	(2,366)	(80,302)
The Priceline Group, Inc. (a)	(181)	(265,357)
TiVo Corp. (a)	(2,309)	(48,258)
Toll Brothers, Inc. (a)	(331)	(10,261)
Trinity Industries, Inc.	(2,884)	(80,060)
Viavi Solutions, Inc. (a)	(1,582)	(12,941)
Vitamin Shoppe, Inc. (a)	(1,574)	(37,382)
Description	Shares	Fair Value

Wabash National Corp. (a)	(5,160)	$(81,631)
Weatherford International PLC (a)	(23,500)	(117,265)
WebMD Health Corp. (a)	(1,257)	(62,309)
William Lyon Homes Class A (a)	(3,273)	(62,285)
Workday, Inc., Class A (a)	(1,247)	(82,414)
Wright Medical Group NV (a)	(13,223)	(303,865)
Yahoo!, Inc. (a)	(826)	(31,941)
Zillow Group, Inc., Class C (a)	(1,198)	(43,691)
		(8,973,302)
Total Common Stocks (Proceeds $8,960,158)		(9,585,076)

Description	Security Currency	Principal Amount (000)	Fair Value

Corporate Bonds | (0.4)%

United States | (0.4)%
Air Lease Corp. (Proceeds $55,677)	USD	(45,000)	$(60,469)

Description	Shares	Fair Value

Exchange-Traded Funds | (0.3)%

United States | (0.3)%
VanEck Vectors Gold Miners ETF (Proceeds $45,624)	(2,204)	$(46,107)

Total Securities Sold Short (Proceeds $9,061,459)		(9,691,652)

Total Investments | 109.4% (Cost and short proceeds $15,318,741) (d), (e)		$15,528,521

Liabilities in Excess of Cash and Other Assets | (9.4)%		(1,340,024)

Net Assets | 100.0%		$14,188,497

The accompanying notes are an integral part of these financial statements.

Annual Report  15

Lazard Enhanced Opportunities Portfolio (concluded)

Forward Currency Contracts open at December 31, 2016:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	397,843	CAD	395,107	SSB	03/21/17	$2,736	$—
USD	79,743	EUR	80,309	SSB	03/21/17	—	567
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$2,736	$567

Written Options open at December 31, 2016:

Description	Counterparty	Number of Contracts	Strike Price	Expiration Date	Premium	Fair Value

Altra Industrial Motion Corp. 35 Put	RBS	7	$35.00	01/20/17	$353	$(140)
CalAtlantic Group, Inc. 31 Put	RBS	5	31.00	03/17/17	717	(350)
Cemex SAB de CV 8 Put	RBS	76	8.00	01/20/17	4,918	(2,128)
DISH Network Corp. 52.5 Put	RBS	23	52.50	01/20/17	4,690	(460)
Green Plains, Inc. 25 Put	RBS	23	25.00	01/20/17	5,023	(230)
Intercept Pharmaceuticals, Inc. 100 Put	RBS	3	100.00	03/17/17	1,633	(1,633)
Teck Resources, Ltd. 21 Put	RBS	13	21.00	02/17/17	2,069	(2,782)
VanEck Vectors Gold Miners ETF 18 Put	RBS	38	18.00	06/16/17	4,280	(3,990)
Total Written Options		188			$23,683	$(11,713)

The accompanying notes are an integral part of these financial statements.

16  Annual Report

Description	Shares	Fair Value

Lazard Fundamental Long/Short Portfolio

Common Stocks | 97.4%

Auto Components | 0.4%
Adient PLC (a)	8,235	$482,571

Banks | 8.4%
Bank of America Corp. (b)	184,000	4,066,400
Comerica, Inc. (b)	47,955	3,266,215
KeyCorp. (b)	161,200	2,945,124
		10,277,739
Beverages | 3.7%
Molson Coors Brewing Co., Class B (b)	46,141	4,489,981

Biotechnology | 5.0%
BioMarin Pharmaceutical, Inc. (a)	15,135	1,253,783
Celgene Corp. (a), (b)	26,795	3,101,521
Incyte Corp. (a)	7,000	701,890
Vertex Pharmaceuticals, Inc. (a)	13,980	1,029,907
		6,087,101
Building Products | 2.8%
Johnson Controls International PLC (b)	84,755	3,491,058

Capital Markets | 8.7%
Intercontinental Exchange, Inc. (b)	106,860	6,029,041
The Charles Schwab Corp. (b)	117,156	4,624,148
		10,653,189
Communications Equipment | 2.0%
Cisco Systems, Inc. (b)	82,960	2,507,051

Containers & Packaging | 3.4%
International Paper Co. (b)	78,400	4,159,904

Diversified Telecommunication Services | 2.5%
AT&T, Inc. (b)	71,605	3,045,361

Electrical Equipment | 3.5%
Rockwell Automation, Inc. (b)	31,560	4,241,664

Food & Staples Retailing | 4.3%
Walgreens Boots Alliance, Inc. (b)	64,075	5,302,847

Food Products | 1.0%
Kellogg Co.	16,900	1,245,699
Description	Shares	Fair Value

Health Care Providers & Services | 2.1%
Humana, Inc. (b)	12,390	$2,527,932

Industrial Conglomerates | 1.7%
Honeywell International, Inc.	17,964	2,081,129

Insurance | 1.3%
Aon PLC	14,236	1,587,741

Internet Software & Services | 7.9%
Alphabet, Inc., Class C (a), (b)	8,238	6,358,253
eBay, Inc. (a), (b)	85,525	2,539,237
Facebook, Inc., Class A (a)	7,528	866,097
		9,763,587
IT Services | 4.9%
Fidelity National Information Services, Inc.	16,800	1,270,752
Vantiv, Inc., Class A (a), (b)	59,000	3,517,580
Visa, Inc., Class A	16,484	1,286,082
		6,074,414
Life Sciences Tools & Services | 1.5%
Thermo Fisher Scientific, Inc.	12,844	1,812,288

Machinery | 5.8%
Caterpillar, Inc. (b)	30,900	2,865,666
Dover Corp.	26,900	2,015,617
Parker Hannifin Corp.	16,480	2,307,200
		7,188,483
Media | 3.8%
Comcast Corp., Class A (b)	68,000	4,695,400

Oil, Gas & Consumable Fuels | 3.4%
EOG Resources, Inc.	18,800	1,900,680
Pioneer Natural Resources Co.	12,660	2,279,686
		4,180,366
Pharmaceuticals | 5.0%
Allergan PLC (a), (b)	12,574	2,640,666
Bristol-Myers Squibb Co.	18,210	1,064,192
Pfizer, Inc. (b)	75,900	2,465,232
		6,170,090
Semiconductors & Semiconductor Equipment | 4.8%
Applied Materials, Inc.	67,100	2,165,317
Skyworks Solutions, Inc. (b)	50,315	3,756,518
		5,921,835
Software | 0.9%
Red Hat, Inc. (a)	16,216	1,130,255

The accompanying notes are an integral part of these financial statements.

Annual Report  17

Description	Shares	Fair Value

Lazard Fundamental Long/Short Portfolio (continued)

Specialty Retail | 5.8%
AutoZone, Inc. (a), (b)	4,372	$3,452,962
Lowe’s Cos., Inc. (b)	52,482	3,732,520
		7,185,482
Textiles, Apparel & Luxury Goods | 2.8%
VF Corp. (b)	63,630	3,394,661

Total Common Stocks (Cost $111,797,545)		119,697,828

Short-Term Investment | 62.4%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.40% (7 day yield) (Cost $76,604,699)	76,604,699	76,604,699

Total Investments excluding Securities Sold Short | 159.8% (Cost $188,402,244)		196,302,527

Securities Sold Short | (59.2)%

Aerospace & Defense | (1.9)%
Lockheed Martin Corp.	(2,695)	(673,588)
The Boeing Co.	(10,700)	(1,665,776)
		(2,339,364)
Air Freight & Logistics | (0.5)%
CH Robinson Worldwide, Inc.	(8,679)	(635,824)

Auto Components | (0.6)%
Gentherm, Inc. (a)	(20,400)	(690,540)

Banks | (4.1)%
SunTrust Banks, Inc.	(20,650)	(1,132,652)
Umpqua Holdings Corp.	(85,500)	(1,605,690)
US Bancorp	(45,126)	(2,318,123)
		(5,056,465)
Biotechnology | (3.3)%
Amgen, Inc.	(16,315)	(2,385,416)
Regeneron Pharmaceuticals, Inc. (a)	(4,565)	(1,675,766)
		(4,061,182)
Description	Shares	Fair Value

Capital Markets | (3.2)%
Federated Investors, Inc., Class B	(34,700)	$(981,316)
Franklin Resources, Inc.	(25,785)	(1,020,570)
Waddell & Reed Financial, Inc., Class A	(47,863)	(933,807)
WisdomTree Investments, Inc.	(87,500)	(974,750)
		(3,910,443)
Chemicals | (0.5)%
The Sherwin-Williams Co.	(2,368)	(636,376)

Consumer Finance | (0.5)%
LendingClub Corp. (a)	(122,600)	(643,650)

Containers & Packaging | (0.7)%
Sealed Air Corp.	(19,072)	(864,724)

Distributors | (1.1)%
Genuine Parts Co.	(13,839)	(1,322,178)

Diversified Financial Services | (0.9)%
Voya Financial, Inc.	(28,805)	(1,129,732)

Electronic Equipment, Instruments & Components | (1.4)%
Corning, Inc.	(72,300)	(1,754,721)

Food & Staples Retailing | (2.1)%
Wal-Mart Stores, Inc.	(36,520)	(2,524,262)

Food Products | (0.9)%
Snyder’s-Lance, Inc.	(27,200)	(1,042,848)

Health Care Equipment & Supplies | (1.9)%
Baxter International, Inc.	(14,190)	(629,185)
DexCom, Inc. (a)	(8,575)	(511,927)
Glaukos Corp. (a)	(20,400)	(699,720)
Zimmer Biomet Holdings, Inc.	(5,295)	(546,444)
		(2,387,276)
Health Care Providers & Services | (1.9)%
Fresenius Medical Care AG & Co.
KGaA ADR	(29,700)	(1,253,637)
Owens & Minor, Inc.	(32,189)	(1,135,950)
		(2,389,587)

The accompanying notes are an integral part of these financial statements.

18  Annual Report

Description	Shares	Fair Value

Lazard Fundamental Long/Short Portfolio (concluded)

Health Care Technology | (1.0)%
athenahealth, Inc. (a)	(5,445)	$(572,651)
Medidata Solutions, Inc. (a)	(13,100)	(650,677)
		(1,223,328)
Hotels, Restaurants & Leisure | (1.6)%
McDonald’s Corp.	(10,315)	(1,255,542)
Starbucks Corp.	(12,000)	(666,240)
		(1,921,782)
Household Durables | (1.6)%
CalAtlantic Group, Inc.	(18,948)	(644,421)
Lennar Corp., Class A	(14,977)	(642,963)
NVR, Inc. (a)	(411)	(685,959)
		(1,973,343)
Household Products | (1.6)%
Colgate-Palmolive Co.	(29,700)	(1,943,568)

Industrial Conglomerates | (0.9)%
Carlisle Cos., Inc.	(9,500)	(1,047,755)

Insurance | (3.3)%
Aflac, Inc.	(18,315)	(1,274,724)
The Progressive Corp.	(21,100)	(749,050)
The Travelers Cos., Inc.	(16,438)	(2,012,340)
		(4,036,114)
Internet & Direct Marketing Retail | (0.5)%
Expedia, Inc.	(5,700)	(645,696)

Internet Software & Services | (0.5)%
WebMD Health Corp. (a)	(13,500)	(669,195)

IT Services | (9.2)%
Alliance Data Systems Corp.	(4,239)	(968,611)
Amdocs, Ltd.	(34,246)	(1,994,830)
Genpact, Ltd. (a)	(28,240)	(687,362)
Infosys, Ltd. Sponsored ADR	(47,800)	(708,874)
International Business Machines Corp.	(16,909)	(2,806,725)
MAXIMUS, Inc.	(20,400)	(1,138,116)
PayPal Holdings, Inc. (a)	(27,900)	(1,101,213)
Teradata Corp. (a)	(70,500)	(1,915,485)
		(11,321,216)
Life Sciences Tools & Services | (1.2)%
PAREXEL International Corp. (a)	(22,800)	(1,498,416)
Description	Shares	Fair Value

Machinery | (0.9)%
PACCAR, Inc.	(17,525)	$(1,119,848)

Media | (1.1)%
The Walt Disney Co.	(12,694)	(1,322,969)

Multiline Retail | (1.1)%
Target Corp.	(18,695)	(1,350,340)

Pharmaceuticals | (2.3)%
Merck & Co., Inc.	(15,500)	(912,485)
Sanofi ADR	(47,200)	(1,908,768)
		(2,821,253)
Real Estate Management & Development | (1.1)%
CBRE Group, Inc., Class A (a)	(42,300)	(1,332,027)

Semiconductors & Semiconductor Equipment | (0.5)%
Ambarella, Inc. (a)	(11,200)	(606,256)

Software | (2.5)%
Check Point Software Technologies, Ltd. (a)	(11,738)	(991,391)
Intuit, Inc.	(6,165)	(706,571)
Oracle Corp.	(34,200)	(1,314,990)
		(3,012,952)
Specialty Retail | (1.8)%
Ascena Retail Group, Inc. (a)	(188,600)	(1,167,434)
The Gap, Inc.	(24,135)	(541,589)
The Michaels Cos., Inc. (a)	(27,300)	(558,285)
		(2,267,308)
Thrifts & Mortgage Finance | (1.0)%
New York Community Bancorp, Inc.	(76,800)	(1,221,888)

Total Securities Sold Short (Proceeds $69,897,648)		(72,724,426)

Total Investments | 100.6% (Cost and short proceeds $118,504,596) (d)		$123,578,101

Liabilities in Excess of Cash and Other Assets | (0.6)%		(744,038)

Net Assets | 100.0%		$122,834,063

The accompanying notes are an integral part of these financial statements.

Annual Report  19

The Lazard Funds, Inc. Notes to Portfolios of Investments December 31, 2016

(a)	Non-income producing security.
(b)	Some or all of this security position has been pledged to cover collateral requirements on securities sold short.
(c)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At December 31, 2016, the percentage of net assets for the following Portfolio was as follows:

Portfolio	Percentage of Net Assets

Enhanced Opportunities	23.3%

(d)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Portfolio	Aggregate Cost and Short Proceeds	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Enhanced Opportunities	$15,567,264	$1,148,736	$1,187,479	$(38,743)
Fundamental Long/Short	119,251,992	11,752,891	7,426,782	4,326,109

(e)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:

ADR	—	American Depositary Receipt
ETF	—	Exchange-Traded Fund
REIT	—	Real Estate Investment Trust

Currency Abbreviations:

CAD	—	Canadian Dollar
EUR	—	Euro
JPY	—	Japanese Yen
USD	—	Unites States Dollar

Counterparty Abbreviations:

RBS	—	RBS Securities, Inc.
SSB	—	State Street Bank and Trust Co.

The accompanying notes are an integral part of these financial statements.

20  Annual Report

Portfolio holdings by industry (as a percentage of net assets), for the Portfolio previously presented by country:

	Lazard Enhanced
	Opportunities Portfolio
Industry*	Long	Short

Aerospace & Defense	0.9%	-0.4%
Air Freight & Logistics	0.1	-0.1
Auto Components	0.7	—
Automobiles	0.6	-0.1
Biotechnology	9.2	-4.7
Building Products	2.3	-0.9
Capital Markets	2.6	-0.9
Chemicals	0.8	-0.1
Communications Equipment	1.2	-0.6
Construction & Engineering	1.5	-0.6
Construction Materials	6.2	-2.3
Consumer Finance	2.8	-0.9
Diversified Consumer Services	2.0	-1.3
Diversified Financial Services	3.4	-0.7
Electronic Equipment, Instruments & Components	2.1	-1.2
Energy Equipment & Services	1.8	-1.5
Equity Real Estate Investment Trusts (REITs)	13.2	-4.9
Food Products	1.1	-0.6
Health Care Equipment & Supplies	9.1	-4.0
Health Care Providers & Services	2.6	-0.9
Health Care Technology	0.4	-0.1
Household Durables	11.2	-3.6
Insurance	1.9	-1.0
Internet & Direct Marketing Retail	5.7	-2.7
Internet Software & Services	5.8	-1.6
IT Services	3.3	-1.4
Machinery	9.0	-5.9
Media	6.1	-3.2
Metals & Mining	5.0	-3.7
Mortgage Real Estate Investment Trusts (REITs)	7.3	-0.9
Oil, Gas & Consumable Fuels	13.9	-7.9
Pharmaceuticals	3.1	-1.3
Professional Services	1.2	-0.3
Semiconductors & Semiconductor Equipment	6.5	-4.2
Software	6.8	-2.9
Specialty Retail	0.6	-0.3
Textiles, Apparel & Luxury Goods	2.0	-0.2
Trading Companies & Distributors	0.3	-0.4
Subtotal	154.3	-68.3
Short-Term Investment	23.4	—
Total Investments	177.7%	-68.3%

* Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

Annual Report  21

The Lazard Funds, Inc. Statements of Assets and Liabilities

	Lazard	Lazard
	Enhanced	Fundamental
	Opportunities	Long/Short
December 31, 2016	Portfolio	Portfolio

ASSETS
Investments in securities, at fair value	$25,220,173	$196,302,527
Cash	8,386	—
Cash collateral due from broker	424,987	—
Receivables for:
Capital stock sold	—	332,116
Dividends and interest	157,950	199,134
Investments sold	48,136	—
Amount due from Investment Manager (Note 3)	37,803	—
Gross unrealized appreciation on forward currency contracts	2,736	—
Total assets	25,900,171	196,833,777

LIABILITIES
Securities sold short, at fair value	9,691,652	72,724,426
Payables for:
Management fees	—	167,846
Accrued distribution fees	24	4,578
Capital stock redeemed	1,700,000	801,391
Dividends on securities sold short	8,501	129,568
Investments purchased	221,018	—
Gross unrealized depreciation on forward currency contracts	567	—
Written options, at fair value	11,713	—
Other accrued expenses and payables	78,199	171,905
Total liabilities	11,711,674	73,999,714
Net assets	$14,188,497	$122,834,063

NET ASSETS
Paid in capital	$13,966,200	$136,090,488
Undistributed (distributions in excess of) net investment income (loss)	(70,690)	(78,636)
Accumulated net realized gain (loss)	69,190	(18,251,294)
Net unrealized appreciation (depreciation) on:
Investments	839,973	7,900,283
Securities sold short	(630,193)	(2,826,778)
Foreign currency translations and forward currency contracts	2,047	—
Written options	11,970	—
Net assets	$14,188,497	$122,834,063

Institutional Shares
Net assets	$14,076,770	$109,057,770
Shares of capital stock outstanding*	1,537,093	9,973,109
Net asset value, offering and redemption price per share	$9.16	$10.94

Open Shares
Net assets	$111,727	$13,776,293
Shares of capital stock outstanding*	12,204	1,267,969
Net asset value, offering and redemption price per share	$9.15	$10.86

Cost of investments in securities	$24,380,200	$188,402,244
Proceeds received from securities sold short	$9,061,459	$69,897,648
Proceeds received from written options	$23,683	$—

* $0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

22  Annual Report

The Lazard Funds, Inc. Statements of Operations

	Lazard	Lazard
	Enhanced	Fundamental
	Opportunities	Long/Short
For the Year Ended December 31, 2016	Portfolio	Portfolio

Investment Income (Loss)

Income
Dividends	$14,779	$5,931,624
Interest	458,358	389,217
Total investment income*	473,137	6,320,841

Expenses
Management fees (Note 3)	280,894	3,301,471
Distribution fees (Open Shares)	279	97,476
Administration fees	54,085	97,279
Custodian fees	265,634	96,329
Registration fees	34,736	61,744
Shareholders’ reports	4,497	59,478
Professional services	39,966	51,335
Shareholders’ services	25,984	30,889
Directors’ fees and expenses	5,613	13,724
Other†	6,171	12,220
Total gross expenses before expenses on securities sold short	717,859	3,821,945
Broker expense on securities sold short	—	1,393,770
Dividend expense on securities sold short	17,124	2,309,350
Total gross expenses	734,983	7,525,065
Management fees waived and expenses reimbursed	(357,381)	—
Administration fees waived	(18,750)	—
Total net expenses	358,852	7,525,065
Net investment income (loss)	114,285	(1,204,224)

Net Realized and Unrealized Gain (Loss) on Investments, Securities Sold Short, Foreign Currency Transactions, Forward Currency Contracts, Options and Swap Agreements
Net realized gain (loss) on:
Investments	708,990	(3,524,694)
Securities sold short	(58,036)	(13,929,974)
Foreign currency transactions and forward currency contracts	17,290	(456)
Written options	94,499	—
Swap agreements	(544,093)	—
Total net realized gain (loss) on investments, securities sold short, foreign currency transactions, forward currency contacts, options and swap agreements	218,650	(17,455,124)
Net change in unrealized appreciation (depreciation) on:
Investments	962,400	4,629,295
Securities sold short	(630,193)	(9,139,698)
Foreign currency translations and forward currency contracts	1,995	—
Written options	15,381	—
Swap agreements	120,359	—
Total net change in unrealized appreciation (depreciation) on investments, securities sold short, foreign currency translations, forward currency contracts, options and swap agreements	469,942	(4,510,403)
Net realized and unrealized gain (loss) on investments, securities sold short, foreign currency transactions, forward currency contracts, options and swap agreements	688,592	(21,965,527)
Net increase (decrease) in net assets resulting from operations	$802,877	$(23,169,751)
* Net of foreign withholding taxes of	$12	$18,013
† Includes interest on line of credit of	$268	$—

The accompanying notes are an integral part of these financial statements.

Annual Report  23

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard		Lazard
	Enhanced Opportunities Portfolio		Fundamental Long/Short Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$114,285	$(11,243)	$(1,204,224)	$(3,256,949)
Net realized gain (loss) on investments, securities sold short, foreign currency transactions, forward currency contracts, options and swap agreements	218,650	140,136	(17,455,124)	1,688,726
Net change in unrealized appreciation (depreciation) on investments, securities sold short, foreign currency translations, forward currency contracts, options and swap agreements	469,942	(245,573)	(4,510,403)	8,151,901
Net increase (decrease) in net assets resulting from operations	802,877	(116,680)	(23,169,751)	6,583,678
Distributions to shareholders
From net investment income
Institutional Shares	(133,630)	(67,248)	—	—
Open Shares	(675)	(1,254)	—	—
From net realized gains
Institutional Shares	(87,176)	(174,626)	—	(372,248)
Open Shares	(618)	(4,044)	—	(102,327)
Return of capital
Institutional Shares	—	(191,531)	—	(67)
Open Shares	—	(4,325)	—	(19)
Net decrease in net assets resulting from distributions	(222,099)	(443,028)	—	(474,661)
Capital stock transactions
Net proceeds from sales
Institutional Shares	20,015,000	41,301	182,640,613	151,822,500
Open Shares	—	12,500	22,492,177	43,859,478
Net proceeds from reinvestment of distributions
Institutional Shares	198,202	433,405	—	189,065
Open Shares	1,293	9,623	—	102,106
Cost of shares redeemed
Institutional Shares	(11,536,647)	(3,936)	(229,087,765)	(22,552,262)
Open Shares	(2,445)	—	(51,413,266)	(9,245,054)
Net increase (decrease) in net assets from capital stock transactions	8,675,403	492,893	(75,368,241)	164,175,833
Redemption fees (Note 2(j))
Institutional Shares	—	—	1,872	86
Open Shares	—	—	3,016	1,242
Net increase in net assets from redemption fees	—	—	4,888	1,328
Total increase (decrease) in net assets	9,256,181	(66,815)	(98,533,104)	170,286,178
Net assets at beginning of period	4,932,316	4,999,131	221,367,167	51,080,989
Net assets at end of period*	$14,188,497	$4,932,316	$122,834,063	$221,367,167
*Includes undistributed (distributions in excess of) net investment income (loss) of	$(70,690)	$(78,108)	$(78,636)	$(94,560)
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	542,467	490,000	14,687,573	3,576,865
Shares sold	2,243,832	4,279	16,178,691	13,030,458
Shares issued to shareholders from reinvestment of distributions	21,685	48,588	—	16,643
Shares redeemed	(1,270,891)	(400)	(20,893,155)	(1,936,393)
Net increase (decrease)	994,626	52,467	(4,714,464)	11,110,708
Shares outstanding at end of period	1,537,093	542,467	9,973,109	14,687,573
Open Shares
Shares outstanding at beginning of period	12,328	10,000	3,948,574	961,228
Shares sold	—	1,249	1,999,992	3,778,921
Shares issued to shareholders from reinvestment of distributions	141	1,079	—	9,012
Shares redeemed	(265)	—	(4,680,597)	(800,587)
Net increase (decrease)	(124)	2,328	(2,680,605)	2,987,346
Shares outstanding at end of period	12,204	12,328	1,267,969	3,948,574

The accompanying notes are an integral part of these financial statements.

24  Annual Report

The Lazard Funds, Inc. Financial Highlights

LAZARD ENHANCED OPPORTUNITIES PORTFOLIO

Selected data for a share of capital	Year Ended		Period Ended
stock outstanding throughout each period	12/31/16	12/31/15	12/31/14*

Institutional Shares
Net asset value, beginning of period	$8.89	$10.00	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.05	(0.02)	—	(b)
Net realized and unrealized gain (loss)	0.35	(0.21)	—	(b)
Total from investment operations	0.40	(0.23)	—	(b)
Less distributions from:
Net investment income	(0.08)	(0.14)	—
Net realized gains	(0.05)	(0.35)	—
Return of capital	—	(0.39)	—
Total distributions	(0.13)	(0.88)	—
Net asset value, end of period	$9.16	$8.89	$10.00

Total Return (c)	4.50%	-2.32%	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$14,077	$4,823	$4,899
Ratios to average net assets (d):
Net expenses	1.79%	1.70%	1.70%
Gross expenses	3.60%	13.45%	69.35	%(e)
Gross expenses, excluding expenses on securities sold short	3.51%	13.45%	69.35%
Net investment income (loss)	0.57%	-0.22%	-1.70%
Portfolio turnover rate:
Excluding securities sold short	247%	639%	37%
Including securities sold short	340%	N/A	N/A

Selected data for a share of capital	Year Ended		Period Ended
stock outstanding throughout each period	12/31/16	12/31/15	12/31/14*

Open Shares
Net asset value, beginning of period	$8.89	$10.00	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.04	(0.05)	—	(b)
Net realized and unrealized gain (loss)	0.33	(0.21)	—	(b)
Total from investment operations	0.37	(0.26)	—	(b)
Less distributions from:
Net investment income	(0.06)	(0.11)	—
Net realized gains	(0.05)	(0.35)	—
Return of capital	—	(0.39)	—
Total distributions	(0.11)	(0.85)	—
Net asset value, end of period	$9.15	$8.89	$10.00

Total Return (c)	4.13%	-2.57%	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$112	$110	$100
Ratios to average net assets (d):
Net expenses	2.07%	1.95%	1.95%
Gross expenses	15.58%	26.46%	69.36	%(e)
Gross expenses, excluding expenses on securities sold short	15.46%	26.46%	69.36%
Net investment income (loss)	0.45%	-0.46%	-1.95%
Portfolio turnover rate:
Excluding securities sold short	247%	639%	37%
Including securities sold short	340%	N/A	N/A

*	The Portfolio commenced operations on December 31, 2014.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.
(e)	Gross expense ratio was the result of the Portfolio being in existence for one day during the period ended December 31, 2014.

The accompanying notes are an integral part of these financial statements.

Annual Report  25

LAZARD FUNDAMENTAL LONG/SHORT PORTFOLIO

			For the Period
Selected data for a share of capital	Year Ended		4/30/14* to
stock outstanding throughout each period	12/31/16	12/31/15	12/31/14

Institutional Shares
Net asset value, beginning of period	$11.89	$11.26	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	(0.05)	(0.31)	(0.14)
Net realized and unrealized gain (loss)	(0.90)	0.98	1.55
Total from investment operations	(0.95)	0.67	1.41
Less distributions from:
Net realized gains	—	(0.04)	(0.15)
Return of capital	—	— (b)	—
Total distributions	—	(0.04)	(0.15)
Redemption fees	— (b)	— (b)	—
Net asset value, end of period	$10.94	$11.89	$11.26

Total Return (c)	-7.99%	5.97%	14.15%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$109,058	$174,601	$40,273
Ratios to average net assets (d):
Net expenses	3.15%	3.56%	3.20%
Gross expenses	3.15%	3.59%	5.51%
Gross expenses, excluding expenses on securities sold short	1.57%	1.73%	4.01%
Net investment income (loss)	-0.44%	-2.64%	-1.94%
Portfolio turnover rate:
Excluding securities sold short	257%	183%	132%
Including securities sold short	313%	263%	277%

			For the Period
Selected data for a share of capital	Year Ended		4/30/14* to
stock outstanding throughout each period	12/31/16	12/31/15	12/31/14

Open Shares
Net asset value, beginning of period	$11.84	$11.24	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	(0.10)	(0.33)	(0.17)
Net realized and unrealized gain (loss)	(0.88)	0.97	1.56
Total from investment operations	(0.98)	0.64	1.39
Less distributions from:
Net realized gains	—	(0.04)	(0.15)
Return of capital	—	— (b)	—
Total distributions	—	(0.04)	(0.15)
Redemption fees	— (b)	— (b)	— (b)
Net asset value, end of period	$10.86	$11.84	$11.24

Total Return (c)	-8.28%	5.71%	14.05%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$13,776	$46,766	$10,808
Ratios to average net assets (d):
Net expenses	3.42%	3.81%	3.41%
Gross expenses	3.42%	3.89%	6.28%
Gross expenses, excluding expenses on securities sold short	1.85%	2.02%	4.82%
Net investment income (loss)	-0.88%	-2.89%	-2.34%
Portfolio turnover rate:
Excluding securities sold short	257%	183%	132%
Including securities sold short	313%	263%	277%

*	The Portfolio commenced operations on April 30, 2014.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

26  Annual Report

The Lazard Funds, Inc. Notes to Financial Statements December 31, 2016

1. Organization

The Lazard Funds, Inc. (the “Fund”) was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-three noload portfolios (each referred to as a “Portfolio”). This report includes only the financial statements of Enhanced Opportunities and Fundamental Long/Short Portfolios. The financial statements of other Portfolios are presented separately.

The Portfolios are operated as “non-diversified” funds, as defined in the 1940 Act.

Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each Share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Prospectus).

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Market values for securities listed on the New York Stock Exchange (“NYSE”), NASDAQ national market or other US or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Exchange-traded options are valued at the last reported sales price on the exchange on which the contract is principally traded. Swap agreements, such as credit default and interest rate swap agreements and swap agreements with respect to equity securi-

ties, generally are valued by an independent pricing service. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value (“NAV”) per share.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

Calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on Europe, Latin and South America and Far East securities exchanges and in over-the-counter markets ordinarily is completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York and on which the NAV of a Portfolio is calculated.

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance

Annual Report  27

with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income and expenses are recorded on the exdividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by a Portfolio. Interest income, if any, is accrued daily. A Portfolio amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

A Portfolio may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions and forward currency contracts represent net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, a Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

During the year ended December 31, 2016, the Enhanced Opportunities Portfolio traded in forward currency contracts.

28  Annual Report

(d) Options Transactions—For hedging and investment purposes, the Portfolios may purchase and write (sell) put and call options. Such options may be traded on US or non-US securities exchanges or on over-the-counter markets.

The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios will not benefit from exercise of an option should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities and other assets.

The risk involved in writing an option is that the Portfolios bear the market risk of an unfavorable change in the price of the security or currency underlying the written option. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolios may not be able to enter into a closing transaction because of an illiquid market. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. When the Portfolios write an option, the premium received by the Portfolios is recorded as a liability and is subsequently adjusted to the current market value of the option written.

During the year ended December 31, 2016, transactions in options written were as follows:

Enhanced Opportunities Portfolio

Written Options	Number of Contracts	Premiums

Options outstanding at beginning of year	18	$1,141
Options written	1,641	211,970
Options exercised	(1,352)	(182,096)
Options expired	(119)	(7,332)
Options outstanding at end of year	188	$23,683

During the year ended December 31, 2016, the Fundamental Long/Short Portfolio did not trade in options.

(e) Swap Agreements—Swap agreements on equity securities involve commitments to pay interest in exchange for a market linked return based on a notional amount. The counterparty pays out the total return of the equity security or basket of equity securities and, in return, receives a regular stream of payments, based on an agreed-upon interest rate. To the extent the total return of the security or basket of securities underlying the transaction exceeds (or falls short of) the offsetting interest rate obligation, a Portfolio will receive a payment from (or make a payment to) the counterparty.

Swap agreements generally are valued by an independent pricing service, and the change in value, if any, is recorded as unrealized appreciation (depreciation) on swap agreements in a Portfolio’s accompanying Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swap agreements in a Portfolio’s accompanying Statement of Operations, in addition to any realized gain (loss) recorded upon the termination of swap agreements.

During the year ended December 31, 2016, the Enhanced Opportunities Portfolio traded in swap agreements. There were no open swap agreements at December 31, 2016.

(f) Short Sales—The Portfolios sell securities short. A short sale is a transaction in which a Portfolio sells securities it does not own but has borrowed in anticipation of a decline in the market price of the securities. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. A Portfolio realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The Portfolio may have to pay a fee to borrow the particular security and is liable to the buyer for any dividends or interest payable on securities while those securities are in a

Annual Report  29

short position. These dividends and interest amounts are an expense of the Portfolio. The Portfolio designates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions.

Proceeds from short sales are generally retained in cash accounts or invested in securities that are cash equivalents. With regard to securities borrowed as of December 31, 2016 pursuant to short sale arrangements, the Portfolios have a right to set off any assets held (including the borrowed securities) or obligations owed to the lender (State Street), in the event of the lender’s default, against any obligations owed by the lender to the Portfolios under any agreement or collateral document, including the collateral value of the Securities Loan Collateral, as that term is defined in the Securities Lending and Services Agreement between the Portfolios and the lender. At December 31, 2016, Enhanced Opportunities and Fundamental Long/Short Portfolios had pledged $15,609,730 and $90,665,977, respectively, of long securities as collateral under such arrangement.

For the year ended December 31, 2016, the following Portfolios received proceeds from securities sold short and purchased to cover short positions as follows:

Portfolio	Proceeds from Securities Sold Short	Purchased to Cover Short Positions

Enhanced Opportunities	$19,307,785	$10,304,362
Fundamental Long/Short	431,389,380	501,363,379

(g) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2016, the following Portfolio had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains with no expiration date as follows:

Portfolio	Amount

Fundamental Long/Short	$(17,503,898)

Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2016, there were no such losses to defer.

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2014-2015), or expected to be taken in the Portfolios’ 2016 tax returns.

(h) Dividends and Distributions—Dividends from net investment income, if any, will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of net operating losses, foreign currency transactions, wash sales, certain fund expenses and distributions from real estate investment trusts. The book/tax differences relating to shareholder distributions resulted in reclassifications among certain capital accounts as follows:

Portfolio	Paid in Capital	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)

Enhanced Opportunities	$18,189	$27,438	$(45,627)
Fundamental Long/Short	(1,265,549)	1,220,148	45,401

30  Annual Report

The tax character of dividends and distributions paid during the years ended December 31, were as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2016	2015	2016	2015

Enhanced Opportunities*	$222,099	$247,080	$ —	$92
Fundamental Long/Short*	—	474,575	—	—

*	Enhanced Opportunities and Fundamental Long/Short Portfolios had return of capital distributions of $195,856 and $86 in year 2015, respectively.

At December 31, 2016, the components of distributable earnings and unrealized appreciation, on a tax basis, were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain/ Deferred Capital Losses	Net Unrealized Appreciation (Depreciation) Including Foreign Currency

Enhanced Opportunities	$317,187	$—	$(94,890)
Fundamental Long/Short	—	(17,503,898)	4,247,473

(i) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among all Portfolios primarily on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(j) Redemption Fee—Until August 15, 2016, the Portfolios imposed a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees are retained by the Portfolios and are included as paid in capital on the Statements of Assets and Liabilities. The fees are also shown on the Statements of Changes in Net Assets. As of August 15, 2016, redemption fees no longer apply to transactions in Portfolio shares.

(k) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(l) Net Asset Value—NAV per share for each class of each Portfolio is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. NAV per share is determined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

3. Investment Management, Administration, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

Enhanced Opportunities	1.40%
Fundamental Long/Short	1.40

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the Portfolios through May 1, 2017 if annualized operating expenses, exclusive of taxes, brokerage, interest on borrowings, dividend and interest expenses on securities sold short, fees and expenses of “Acquired Funds” (as defined in Form N-1A) and extraordinary expenses, and excluding shareholder redemption fees or other transaction fees, but including the management fee stated in the Management Agreement

Annual Report  31

between the Investment Manager and the Fund, on behalf of the Portfolios, exceed the following percentages of the value of the Portfolios’ average daily net assets for the respective shares:

Portfolio	Institutional Shares	Open Shares

Enhanced Opportunities	1.70%	1.95%
Fundamental Long/Short	1.70	1.95

During the year ended December 31, 2016, the Investment Manager waived its management fees and reimbursed the following Portfolio for other expenses as follows:

	Institutional Shares		Open Shares
Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed

Enhanced Opportunities	$279,333	$63,088	$1,561	$13,399

The aforementioned waivers and/or reimbursements are not subject to recoupment by the Investment Manager.

The Fund has entered into an administration agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive up to $18,750 of the $42,500 annual fee for Portfolios with net assets under $25 million. During the year ended December 31, 2016, State Street waived $18,750 of its fee for the Enhanced Opportunities Portfolio.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for the first six months after a new Portfolio or share class has commenced operations.

4. Directors’ Compensation

 Certain Directors of the Fund are officers of the Investment Manager. For the year ended December 31, 2016, each Director who is not an affiliated person of the Investment Manager or any of its affiliates was paid by the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $190,000, (2) an additional annual fee of $20,000 to the lead Independent Director (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund), and (3) an additional annual fee of $10,000 to the Audit Committee Chair. Effective January 1, 2017, the aggregate compensation for Independent Directors for the Lazard Fund Complex is comprised of: (1) an annual retainer of $210,000, (2) an additional annual fee of $30,000 to the lead Independent Director, and (3) an additional annual fee of $20,000 to the Audit Committee Chair. The Independent Directors may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees are allocated among the portfolios in the Lazard Fund Com-

32  Annual Report

plex at a rate of $5,000 per portfolio with the remainder allocated based upon each portfolio’s proportionate share of combined net assets. The Statements of Operations show the Independent Directors’ fees and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

 Purchases and sales of portfolio securities (excluding short-term investments and short sales) for the year ended December 31, 2016 were as follows:

Portfolio	Purchases	Sales

Enhanced Opportunities	$48,640,903	$29,860,426
Fundamental Long/Short	505,519,671	570,398,116

For the year ended December 31, 2016, the Portfolios did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

At December 31, 2016, the Investment Manager owned 35.97% of the outstanding shares of Enhanced Opportunities Portfolio.

6. Line of Credit

 The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings was payable at the higher of the Federal Funds rate or One-Month LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.20% per annum fee on the unused portion of the commitment, payable quarterly in arrears. The Fund has also agreed to pay an upfront fee of 0.05% of the committed line amount. During the year ended December 31, 2016, the following Portfolio had borrowings under the Agreement as follows:

Portfolio	Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings were Outstanding

Enhanced Opportunities	$815,500	$917,000	1.48%	8
*	For days borrowings were outstanding.

Management believes that the fair value of the liabilities under the line of credit is equivalent to the recorded amount based on its short term maturity and interest rate, which fluctuates with LIBOR. A Portfolio’s outstanding line of credit, if any, would be categorized as Level 2 (see Note 9).

7. Investment Risks

(a) Non-US Securities Risk—A Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

(b) Emerging Market Risk—Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

(c) Foreign Currency Risk—Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Investment Manager does not intend to actively hedge the Portfolios’ foreign currency exposure.

Annual Report  33

(d) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of a Portfolio’s investments in these securities to decline. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. Risks associated with rising interest rates are heightened given that interest rates in the US and other countries are at or near historic lows.

A Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher-rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering a Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The prices of high yield securities can fall in response to negative news about the issuer or its industry, or the economy in general to a greater extent than those of higher-rated securities. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some fixed-income securities may give the issuer the option to call, or redeem, the securities before their maturity. If securities held by a Portfolio are called during a time of declining interest rates (which is typically the case when issuers exercise options to call outstanding securities), the Portfolio may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

(e) Short Position Risk—Short sales or positions may involve substantial risks. If a short position appreciates in value during a period of a Portfolio’s investment, there will be a loss to the Portfolio that could be substantial. Short positions involve more risk than long positions because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transaction costs. However, a Portfolio’s potential loss on a short position is unlimited because, theoretically, there is no limit to the potential price increase of a security.

When seeking to effect short sales of securities, a Portfolio may not always be able to borrow a security the Portfolio seeks to sell short at a particular time or at an acceptable price. In addition, a Portfolio may not always be able to close out a short sale position at a particular time or at an acceptable price. If the lender of a borrowed security requires a Portfolio to return the security to it on short notice, and the Portfolio is unable to borrow the security from another lender, the Portfolio may have to buy the borrowed security at an unfavorable price, resulting in a loss. In addition, there is a risk that the collateral pledged to the Portfolio’s custodian to secure securities borrowings in connection with short sales of securities may not be returned to the Portfolio or may not be returned in a timely manner.

It is possible that the market value of the securities a Portfolio holds in long positions will decline at the same time that the market value of the securities to which the Portfolio has short exposure increases, thereby increasing the Portfolio’s potential volatility.

34  Annual Report

(f) Derivatives Risk—Forward currency contracts, options, futures contracts and credit default swap agreements and other derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Forward currency contracts, swap agreements and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. These derivatives transactions, as well as the exchange-traded futures in which a Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related currency, interest rate, security or other reference asset. As such, a small investment could have a potentially large impact on the Portfolio’s performance. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even if entered into for hedging purposes, may cause a Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation technique may result in transfers into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

Annual Report  35

The following table summarizes the valuation of the Portfolios’ investments by each fair value hierarchy level as of December 31, 2016:

	Unadjusted
	Quoted Prices in
	Active Markets for	Significant Other	Significant
	Identical Assets	Observable	Unobservable
	and Liabilities	Inputs	Inputs	Balance as of
Description	(Level 1)	(Level 2)	(Level 3)	December 31, 2016

Enhanced Opportunities Portfolio
Assets:
Common Stocks*
France	$—	$96,245	$—	$96,245
United States	221,324	—	—	221,324
Other	26,404	—	—	26,404
Corporate Bonds*	—	21,319,530	—	21,319,530
Preferred Stocks*	230,637	—	—	230,637
Purchased Options*	12,128	—	—	12,128
Short-Term Investment	3,313,905	—	—	3,313,905
Other Financial Instruments†
Forward Currency Contracts	—	2,736	—	2,736
Total	$3,804,398	$21,418,511	$—	$25,222,909
Liabilities:
Securities Sold Short
Common Stocks*
Japan	$—	$(17,136)	$—	$(17,136)
United States	(8,973,302)	—	—	(8,973,302)
Other	(594,638)	—	—	(594,638)
Corporate Bonds*	—	(60,469)	—	(60,469)
Exchange-Traded Funds*	(46,107)	—	—	(46,107)
Other Financial Instruments†
Forward Currency Contracts	—	(567)	—	(567)
Written Options	(11,713)	—	—	(11,713)
Total	$(9,625,760)	$(78,172)	$—	$(9,703,932)
Fundamental Long/Short Portfolio
Assets:
Common Stocks*	$119,697,828	$—	$—	$119,697,828
Short-Term Investment	76,604,699	—	—	76,604,699
Total	$196,302,527	$—	$—	$196,302,527
Liabilities:
Securities Sold Short*	$(72,724,426)	$—	$—	$(72,724,426)
*	Please refer to Portfolios of Investments (pages 11 through 19) and Notes to Portfolios of Investments (page 21) for portfolio holdings by country and industry.
†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

In connection with the implementation of fair value pricing procedures with respect to non-US securities (see Note 2(a)), certain equity securities in the Enhanced Opportunities Portfolio can transfer from Level 1 to Level 2 as a result of fair value pricing procedures and would revert to Level 1 when the fair value pricing procedures are no longer used. A Portfolio recognizes all transfers between levels as though they were transferred at the beginning of the reporting period.

There were no transfers into or out of Levels 1, 2 or 3 during the year ended December 31, 2016.

For further information regarding security characteristics see Portfolios of Investments.

10. Derivative Instruments

Certain Portfolios may use derivative instruments, including forward currency contracts, options or swap agreements.

36  Annual Report

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

A Portfolio may write or purchase a call or put option to seek to realize, through the receipt of premiums or changes in market value, a greater return than would be realized on the underlying securities alone, or to seek to protect the Portfolio from losses.

A Portfolio enters into swap agreements in an attempt to obtain a particular exposure when it is considered desirable to do so, possibly at a lower cost to such Portfolio than if it had invested directly in the asset that yielded the desired exposure.

Enhanced Opportunities Portfolio

During the year ended December 31, 2016, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts	$600,000	*
Total return swap agreements	$13,500,000	†
*	Represents average monthly notional exposure for the seven months the derivative instrument was open during the period.
†	Represents average monthly notional exposure for the nine months the derivative instrument was open during the period.

The Portfolio traded in purchased options having an average monthly value of less than $50,000.

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2016:

Fair Value

Asset Derivatives
Equity Risk:
Investments in securities, at fair value	$12,128
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$2,736
Liability Derivatives
Equity Risk:
Written options, at fair value	$11,713
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$567

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was:

Amount

Realized Gain (Loss) on Derivatives
Equity Risk:
Net realized gain (loss) on investments	$(5,545)
Net realized gain (loss) on written options	$94,499
Net realized gain (loss) on swap agreements	$(544,093)
Foreign Exchange Risk:
Net realized gain (loss) on foreign currency transactions and forward currency contracts	$27,973
Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Equity Risk:
Net change in unrealized appreciation (depreciation) on investments	$(13,619)
Net change in unrealized appreciation (depreciation) on written options	$15,381
Net change in unrealized appreciation (depreciation) on swap agreements	$120,359
Foreign Exchange Risk:
Net change in unrealized appreciation (depreciation) on foreign currency translations and forward currency contracts	$2,169

See Notes 2(c) to 2(e) and the Portfolios of Investments for additional disclosures about derivative instruments.

During the year ended December 31, 2016, Fundamental Long/Short Portfolio did not trade in derivative instruments.

As of December 31, 2016, Enhanced Opportunities Portfolio holds derivative instruments that are eligible for offset in the Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

Annual Report  37

The required information for the affected Portfolio is presented in the below table, as of December 31, 2016:

Enhanced Opportunities Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$2,736	$—	$2,736

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts of Derivative Assets

State Street Bank and Trust Co.	$2,736	$(567)	$—	$2,169

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$567	$—	$567

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts of Derivative Liabilities

State Street Bank and Trust Co.	$567	$(567)	$—	$—

11. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017.

Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

12. Subsequent Events

Management has evaluated subsequent events affecting the Fund through the issuance of the financial statements and has determined that there were no subsequent events that required adjustment or disclosure.

38  Annual Report

The Lazard Funds, Inc. Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Lazard Funds, Inc. and the Shareholders of Lazard Enhanced Opportunities Portfolio and Lazard Fundamental Long/Short Portfolio:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Lazard Enhanced Opportunities Portfolio and Lazard Fundamental Long/Short Portfolio (collectively the “Portfolios”), two of the portfolios constituting The Lazard Funds, Inc. (the “Fund”), as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lazard Enhanced Opportunities Portfolio and Lazard Fundamental Long/Short Portfolio of The Lazard Funds, Inc. as of December 31, 2016, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 27, 2017

Annual Report  39

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Franci J. Blassberg (63)	Director (August 2014)

Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present); previously, Partner (through 2012)

University of California, Berkeley School of Law, Lecturer (Spring 2017)

Cornell Law School, Visiting Professor of Practice (2015 – 2016); previously, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

Kenneth S. Davidson (71)	Director (August 1995)

Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)

Aquiline Holdings LLC, an investment manager, Partner (2006 – 2012)

Nancy A. Eckl (54)	Director (April 2007)

College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (68 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Trevor W. Morrison (45)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present) Columbia Law School, Professor of Law (2008 – 2013)
Richard Reiss, Jr. (72)	Director (May 1991)

Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

Resource Americas, Inc., a real estate asset management company, Director (2016 – present)

O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Robert M. Solmson (69)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

40  Annual Report

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Interested Directors(4):

Charles L. Carroll (56)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Ashish Bhutani (56)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present) Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex (comprised of, as of January 31, 2017, 40 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other funds in the Lazard Fund Complex.

(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.

(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.LazardNet.com.

Annual Report  41

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Nathan A. Paul (44)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Christopher Snively (32)	Chief Financial Officer (March 2016)	Senior Vice President of the Investment Manager (since November 2015) Assurance Manager at PricewaterhouseCoopers LLP (2008 – November 2015)
Stephen St. Clair (58)	Treasurer (May 2003)	Vice President of the Investment Manager

Mark R. Anderson (46)	Chief Compliance Officer (September 2014)	Director and Chief Compliance Officer of the Investment Manager (since September 2014) Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)
Tamar Goldstein (41)	Assistant Secretary (February 2009)	Director (since February 2016, previously Senior Vice President), and Director of Legal Affairs (since July 2015) of the Investment Manager

Shari L. Soloway (35)	Assistant Secretary (November 2015)	Senior Vice President, Legal and Compliance, of the Investment Manager (since September 2015) Vice President and Associate General Counsel of GE Asset Management (July 2011 – September 2015)
Cesar A. Trelles (42)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.

(3)	In addition to Charles L. Carroll, President, whose information is included in the Interested Directors section.

42  Annual Report

The Lazard Funds, Inc. Tax and Other Information (unaudited)

Tax Information

Year Ended December 31, 2016

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2016:

Of the dividends paid by the Portfolios, the corresponding percentage shown below is qualified dividend income.

Portfolio	Percentage

Enhanced Opportunities	2.19%
Fundamental Long/Short	—

Of the dividends paid by the Portfolios, the corresponding percentage represents the amount of each dividend that qualifies for the dividends received deduction available to corporate shareholders.

Portfolio	Percentage

Enhanced Opportunities	0.04%
Fundamental Long/Short	—

Pursuant to Section 871 of the Code, the Portfolios have no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to US nonresident shareholders.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Annual Report  43

NOTES

44  Annual Report

NOTES

Annual Report  45

NOTES

46  Annual Report

The Lazard Funds, Inc.

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

http://www.LazardNet.com

Investment Manager

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Custodian

State Street Bank and Trust Company

One Iron Street

Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8514

Boston, Massachusetts 02266-8514

Telephone: 800-986-3455

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, New York 10112-0015

Legal Counsel

Stroock & Stroock & Lavan LLP

180 Maiden Lane

New York, New York 10038-4982

http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com LZDPS031

Lazard Funds Annual Report

December 31, 2016

Asset Allocation Funds

Lazard Capital Allocator Opportunistic Strategies Portfolio

Lazard Global Dynamic Multi Asset Portfolio

PRIVACY NOTICE

FACTS	What does Lazard do with your personal information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and credit history

• Assets and income

• Account transactions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Lazard chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Lazard share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share
For nonaffiliates to market to you	No	We do not share

Questions?	Call 800-823-6300 or go to http://www.LazardNet.com

Who we are
Who is providing this notice?	Lazard Asset Management LLC, Lazard Alternatives, LLC, Lazard Asset Management (Canada), Inc., Lazard Asset Management Securities LLC on their own behalf and on behalf of the funds they manage.
What we do
How does Lazard protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal and applicable state laws. These measures include computer safeguards and secured files and buildings.
How does Lazard collect my personal information?

We collect your personal information, for example, when you:

• Open an account

• Seek advice about your investments

• Direct us to buy securities

• Direct us to sell your securities

• Enter into an investment advisory contract

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•  Sharing for affiliates’ everyday business purposes—information about your creditworthiness

•  Affiliates from using your information to market to you

•  Sharing for nonaffiliates to market to you

•  State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates may include financial companies whose names include “Lazard”.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. Lazard does not share information with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. Lazard does not jointly market.

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard
3	Investment Overviews
7	Performance Overviews
9	Information About Your Portfolio’s Expenses
10	Portfolio Holdings Presented by Sector
11	Portfolios of Investments
11	Lazard Capital Allocator Opportunistic Strategies Portfolio
13	Lazard Global Dynamic Multi Asset Portfolio
24	Notes to Portfolios of Investments
26	Statements of Assets and Liabilities
27	Statements of Operations
28	Statements of Changes in Net Assets
29	Financial Highlights
31	Notes to Financial Statements
44	Report of Independent Registered Public Accounting Firm
45	Board of Directors and Officers Information
48	Tax and Other Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and each Portfolio’s summary prospectus contain the investment objectives, risks, charges, expenses and other information about each Portfolio of the Fund, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Annual Report   1

The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder,

In 2016, global equity markets generally performed well despite significant bouts of volatility caused by unexpected economic and political events. In Europe, returns were muted as the United Kingdom’s June vote to leave the European Union weighed on the pound sterling and UK assets. In December, Prime Minister Matteo Renzi’s resounding defeat in the Italian referendum on constitutional reform and his subsequent resignation added to uncertainty in the region. A surprise outcome to the US presidential election caused US stocks to rally sharply at year-end in anticipation of lower corporate taxes and regulatory reform. Meanwhile, emerging markets equities snapped their negative streak and ended the year firmly higher, primarily as the price of oil and other commodities stabilized.

In the first half of 2016, yields across most global bond markets fell due to uneven news flow and seesawing risk sentiment. However, yields increased toward the end of the year in response to inflationary pressures, higher oil prices, and strong economic data. The US Federal Reserve delivered its long-awaited rate hike in December, and is widely expected to deliver additional hikes in 2017. In contrast, European monetary policy is expected to remain loose, based on announced asset purchase plans from the European Central Bank.

The US dollar continued to strengthen against other major currencies in 2016. The Japanese yen appreciated even after the Bank of Japan adopted a negative interest rate policy early in the year, but weakened considerably in November and December due to Japan’s widening interest rate differential with the United States. Over the year, the biggest currency laggards included the Mexican peso, which was hurt by Donald Trump’s election victory, and the Turkish lira, which was weighed down by a surprise coup attempt in Turkey.

At Lazard Asset Management, we strive to identify ways to help our clients achieve their investment goals. As such, we launched two mutual funds in 2016 with characteristics that we believe can help investors navigate a changing financial landscape.

As always, we appreciate your continued confidence in our investment management capabilities and we feel privileged that you have turned to Lazard for your investment needs.

Sincerely,

Lazard Asset Management LLC

2   Annual Report

The Lazard Funds, Inc. Investment Overviews

Capital Allocator

Global equity markets performed strongly for the year, returning 7.5%. United States equities rose significantly, led by small caps at 26.6%. US mid and large caps rose 20.7% and 12.0%, respectively. Emerging markets also posted strong performance, returning 11.2%. Japanese equities were positive, returning 2.4%, while European equities lagged during the period, returning -0.4%. Meanwhile, US and global fixed income markets returned 2.6% and 2.1%, respectively.

Investors greeted the New Year with a bout of fear-induced selling that sent equity markets plunging around the world. Unnerved by recessionary fears in February, investors sold off riskier assets through January and into the first half of February, with large cap US stocks hitting a 21-month low. It soon became apparent, however, that the fear was overdone. Indicators revealed no economic meltdown, and investors pushed up equity markets in the latter half of February and March. Emerging markets equities—a barometer for risk appetite—bounced back from significant losses in 2015 to lead performance. The rebound dispelled concern that the global economy was experiencing a severe slowdown. Although global markets fell after UK voters stunned investors by deciding to leave the European Union (EU), markets largely recovered their losses and volatility declined. Economic growth indicators were slightly better than expected, and investors were heartened by the belief that central banks would be forced by Brexit to keep monetary policies loose. After Donald Trump’s election, the markets pushed higher as anticipation arose that the US Federal Government might break its deadlock and cut taxes, ease regulations, and increase infrastructure spending. At the same time, investors appeared to downplay Trump’s previous statements on trade, immigration, and foreign policy.

The uncertainty around a Trump presidency and his proposed policies had a direct impact on emerging markets equities, which tumbled in November after Trump’s election. The decline erased their year-to-date outperformance compared to US equities, though emerging markets equities finished 2016 up strongly. Going forward, emerging markets investors face a number of questions. One concern is the potential impact of accelerating US economic growth, which should be a boon for emerging markets exporters. Another is a strong US dollar, which can make emerging markets companies more competitive while at the same time making it more difficult to repay US dollar-denominated debt. Further stability or inflation in commodities prices would benefit emerging markets. However, given the importance of exports to emerging markets economic growth, a threat such as trade barriers can have an outsized impact on emerging markets.

The election of Donald Trump to the presidency, while the Republican party retained control of both houses of Congress, has changed market sentiment in the United States. Expectations have risen that the federal government can break the legislative gridlock of the past several years. A number of important initiatives now seem not only possible but plausible, such as infrastructure spending, tax reform, and a lighter regulatory regime. Fiscal stimulus may supercede monetary policy. We believe the era of “Trumpflation” has arrived. US GDP grew at an annual rate of 3.5% in the third quarter, up from anemic levels in the first half of 2016 and the strongest pace in two years. In light of this data, the US Federal Reserve’s decision to raise the federal funds rate in December—only the second rate hike in the past decade—was taken as a sign of confidence.

In an effort to stimulate the Japanese economy, the Bank of Japan (BoJ) implemented a negative interest rate policy in February. In September, BoJ Governor Haruhiko Kuroda shifted the bank’s stimulus efforts and indicated it would not force short-term interest rates deeper into negative territory but would hold benchmark 10-year yields at about zero. The pathway ahead for Japan remains uncertain.

Many investors are growing optimistic about Europe as it enters 2017, even though equity performance mostly lagged in 2016. The global economy is accelerating, US prospects have risen, and European manufacturing activity and economic sentiment have reached levels last seen in 2011. The European labor market appears healthier, and a weaker euro versus

Annual Report   3

the US dollar has made European exporters more competitive. At the European Central Bank, monetary policy remains accommodative. However, Europe faces a number of political challenges as the Brexit negotiations play out and populist, euro-skeptic arguments dominate upcoming elections in a number of countries, including France (in April/May) and Germany (October). If populist-driven figures take power in a major European government, the euro and the structure of the EU could be threatened.

US fixed income markets have been bid up over the past several years as central banks pushed down rates and investors, desperate for yield, turned to lower-quality securities. We see potential for significant downside if US economic growth climbs to its historical range of 2%–3% and inflation hits 2%. In our view, the benchmark 10-year Treasury yield could rise well above the 2.6%–3.0% threshold established by consensus. Duration-sensitive investment across both the equity and fixed income markets would be especially vulnerable.

The “relative” nature of returns is a central concept in our asset allocation process. In this changing and uncertain environment, and as always, we believe that our versatile framework may reward risk-takers who stay the course.

Multi Asset

Global equity markets generated fairly strong gains in 2016, rising 7.5% in US dollar terms, as measured by the MSCI World® Index, which was impressive considering the many macro and political events that buffeted markets and the inauspicious start to the year with stocks falling sharply in the first six weeks. On the other hand, global bonds as measured by the Bloomberg Barclays Capital Global Aggregate Bond® Index were up 2.09% for the year, also in US dollar terms. Early in the year, investors feared the US Federal Reserve’s rate hike in December 2015 had been a policy error likely to push a sluggish US economy into recession and trigger an uncontrolled devaluation of China’s currency. Oil’s plunge to the mid $20s weighed further and triggered a rapid deterioration in credit markets and crushing investor sentiment. Later in the year, overcoming a string of political surprises, investor sentiment began to reverse and a durable rally ensued. Equities rebounded with oil, which triggered a rotation into commodity-oriented value stocks. Credit markets more than fully reversed their earlier weakness. The mid-year shock of Brexit caused a drop in rates and outperformance of defensive growth stocks but within a few weeks rates bottomed and began to rise. This triggered a rotation into rate-sensitive value stocks (e.g., financials) and declines in the defensive growth stocks that had benefited from the earlier deflationary concerns. The election of Donald Trump, along with Republican control of both houses of Congress, was perceived as a potential end to gridlock in Washington and increased the likelihood of growth-stimulative tax cuts and infrastructure spending. This provided further evidence that an extended period of widespread deflation was unlikely and accelerated the rise in rates and rotation from defensive growth equities to more cyclical value stocks and, particularly, financials.

However, a broad array of economic indicators had begun to show that deflationary pressures were abating in the global economy even before the US elections. Secular stagnation and fears of deflation had become a strong consensus among investors earlier in the year. Fears of an additional step down in growth due to Brexit brought those deflation concerns to a fever pitch and drove bond yields to their lows. Yet inflationary pressures had been building as the shock of the mid 2014 collapse in oil and surge in the US dollar faded and the industrial sector globally regained its footing. Global inflation reports were no longer consistently below forecasts and market-based estimates of future inflation were rebounding from low levels in both the US and Europe. Forward looking indicators of manufacturing activity had seen a broad-based rebound since late 2015. US wages have risen steadily over the past year and Chinese producer prices, which had been deeply negative since 2012, moved sharply positive during the fourth quarter, signaling that China is no longer exporting deflation.

Lazard Capital Allocator Opportunistic Strategies Portfolio

For the year ended December 31, 2016, the Lazard Capital Allocator Opportunistic Strategies Portfolio’s

4   Annual Report

Institutional Shares posted a total return of 5.36%, while Open Shares posted a total return of 5.08%, as compared with the 7.51% return for the MSCI World Index and 5.61% return for the Global Asset Allocation Blended Index.1

Thematic investments, which represented 26% of the Portfolio as of December 31, 2016, were positive during the period, returning 5.6% while underperforming both the MSCI World Index and the Global Asset Allocation Blended Index. Industrials and US large cap equities performed strongly, while Japanese and European equities performed poorly. During the period, derivatives exposure included three custom baskets of securities. These custom baskets of specific securities exposure do not exist in public markets—because they are sold over the counter and do not trade on an exchange—although the underlying securities in the baskets do. Accordingly, the specific exposure desired was achieved by designing and building these baskets via swap agreements with one or more counterparties. One basket was focused on US large cap equities that historically outperformed the market during periods of low growth and low inflation environments. This investment had a negative impact on the Portfolio as it underperformed the market due to a bias to smaller cap equity. The second custom basket, which provided exposure to European export companies, also underperformed the MSCI World Index in the period as European shares were generally weak. These two baskets were sold over the period. Another basket was focused on short-cycle global industrials equities that were consistent with companies analyzed by the Lazard equity research team. This basket, which we still own, provided positive contributions during the period.

Diversifying investments, which represented 39% of the Portfolio, returned -0.2% for the period, and lagged both the MSCI World Index and the Global Asset Allocation Blended Index. Credit investments, led by fallen angels (i.e., bonds downgraded from investment grade to non-investment grade) and high yield investments, posted strong results, while gold and Treasuries detracted from returns. Exposure to options was accretive to returns over the period.

These options included buying and writing put options on large cap US equities, as well as buying puts on long duration Treasury bonds and US utilities.

Contrarian investments, which represented 25% of the Portfolio, helped performance, returning 43.2% and strongly outperforming both the MSCI World Index and the Global Asset Allocation Blended Index. Exposure to Japanese financials and global automobiles hurt performance, while global financials, US value equities, and short volatility performed strongly. During the period, derivatives exposure included two custom baskets of securities. The first custom basket, which provided exposure to Japanese financials, underperformed the MSCI World Index in the period, as policy decisions in Japan did not have follow-through in the market and yields went negative, providing headwinds for the financials sector. The second custom basket was a US equity momentum factor basket. This investment was designed to outperform broad US equity exposure when the momentum factor is driving market performance. This investment, although positive, underperformed the MSCI World Index over the time period as momentum turned out of favor. Buying a call option on the US energy sector was negative over the period.

Discounted investments, which represented 10% of the Portfolio, performed strongly during the period, delivering 13.2% and outperforming both the MSCI World Index and the Global Asset Allocation Blended Index, due to short term credit and high yield investments.

New Fund Launched: Lazard Global Dynamic Multi Asset Portfolio

For the period since inception on May 27, 2016 through December 31, 2016, the Lazard Global Dynamic Multi Asset Portfolio’s Institutional Shares posted a total return of 0.53%, while Open Shares posted a total return of 0.35%, as compared with the 5.48% return for the MSCI World Index and 0.97% return of its blended benchmark, which is a 50/50 blend of the MSCI World Index and the Bloomberg Barclays Capital Global Aggregate Bond Index (the “GDMA Index”).

Annual Report   5

Changes made to the market forecast during 2016 reflected a consideration of many factors, including monetary policies of central banks around the globe; global macro data readings in China (particularly the Purchasing Managers Index, which measures economic activity), the United States, the euro zone, and Japan; fiscal policy in developed and emerging markets; geopolitical events and risks including elections and referenda; and equity and fixed income valuations, along with other data.

For the period since inception, stock selection in the real estate sector and an underweight position in the energy sector added value within the equity allocation, as did stock selection in Israel and Ireland and an underweight exposure to Germany. Within fixed income, performance was helped by overweight exposures to Australia and New Zealand, under-

weight government bonds and overweight positioning in diversified global credit sectors, especially corporates, tactical exposure to Australia and New Zealand, and underweight exposure to the Japanese yen and Korean won.

In contrast, stock selection in the consumer discretionary and industrials sectors, underweight exposure to information technology and overweight exposure to utilities detracted from performance within equities, as did stock selection in the United States and the United Kingdom; within fixed income, performance was hurt by underweight exposure to bonds across the euro zone, Japan, United Kingdom, and the United States, overweight exposure to Mexico and overweight exposure to the Swedish krona. The positions in the currencies are implemented using non-deliverable forward contracts.

Notes to Investment Overviews:

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, such Portfolio’s returns would have been lower. Past performance is not indicative, or a guarantee, of future results. Return for a period of less than one year is not annualized.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of December 31, 2016; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

1 The Global Asset Allocation Blended Index is rebalanced quarterly and is a blended index constructed by the Portfolio’s Investment Manager, composed of 60% MSCI World Index and 40% Bloomberg Barclays Capital US Aggregate Bond® Index.

6   Annual Report

The Lazard Funds, Inc. Performance Overviews

Lazard Capital Allocator Opportunistic Strategies Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Capital Allocator Opportunistic Strategies Portfolio, MSCI World® Index and Global Asset Allocation Blended Index*

Average Annual Total Returns*

Periods Ended December 31, 2016

	Institutional Shares			Open Shares
	One Year	Five Years	Since Inception†	One Year	Five Years	Since Inception†
Capital Allocator Opportunistic Strategies Portfolio**	5.36%	5.32%	3.30%	5.08%	4.91%	2.98%
MSCI World Index	7.51%	10.41%	4.42%	7.51%	10.41%	4.48%
Global Asset Allocation Blended Index	5.61%	7.21%	4.71%	5.61%	7.21%	4.74%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Global Asset Allocation Blended Index is rebalanced quarterly and is a blended index constructed by the Portfolio’s Investment Manager that is comprised of 60% MSCI World Index and 40% Bloomberg Barclays Capital US Aggregate Bond® Index. The Bloomberg Barclays Capital US Aggregate Bond Index covers the investment grade, US dollar-denominated, fixed-rate taxable bond market, with maturities of no less than one year. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was March 26, 2008 and for Open Shares was March 31, 2008.

Annual Report  7

Lazard Global Dynamic Multi Asset Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Dynamic Multi Asset Portfolio, MSCI World Index and GDMA Index*

Total Returns*

Period Ended December 31, 2016

Since Inception†
Institutional Shares**	0.53%
Open Shares**	0.35%
MSCI World Index	5.48%
GDMA Index	0.97%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The GDMA Index is created by the Portfolio’s Investment Manager and is a 50/50 blend of the MSCI World Index and the Bloomberg Barclays Capital Global Aggregate Bond® Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Bloomberg Barclays Capital Global Aggregate Bond Index provides a broad-based measure of global investment-grade fixed-income debt markets, including government-related debt, corporate debt, securitized debt and global Treasury, with maturities of no less than one year. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was May 27, 2016.

8  Annual Report

The Lazard Funds, Inc. Information About Your Portfolio’s Expenses

Expense Example

As a shareholder in a Portfolio of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2016 through December 31, 2016 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Portfolio	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16	Annualized Expense Ratio During Period 7/1/16 - 12/31/16

Capital Allocator Opportunistic Strategies
Institutional Shares
Actual	$1,000.00	$1,045.70	$5.25	1.02%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.01	$5.18	1.02%
Open Shares
Actual	$1,000.00	$1,043.00	$6.78	1.32%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.50	$6.70	1.32%

Global Dynamic Multi Asset
Institutional Shares
Actual	$1,000.00	$1,005.30	$4.54	0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.61	$4.57	0.90%
Open Shares
Actual	$1,000.00	$1,003.50	$6.04	1.20%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.10	$6.09	1.20%

*	Expenses are equal to the annualized expense ratio, net of expense waivers and reimbursements, of each Share class multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Annual Report  9

The Lazard Funds, Inc. Portfolio Holdings Presented by Sector December 31, 2016

Asset Class/Sector*	Lazard Capital Allocator Opportunistic Strategies Portfolio

Equity**
Consumer Discretionary	3.0%
Consumer Staples	1.7
Energy	5.0
Financials	19.8
Health Care	3.3
Industrials	5.7
Information Technology	4.9
Materials	6.3
Real Estate	0.3
Telecommunication Services	0.5
Utilities	0.4
Fixed Income and Other†	17.4
Short-Term Investment	31.7
Total Investments	100.0%

Sector*	Lazard Global Dynamic Multi Asset Portfolio

Consumer Discretionary	10.4%
Consumer Staples	8.2
Energy	4.0
Financials	16.2
Health Care	9.9
Industrials	10.0
Information Technology	11.9
Materials	3.1
Real Estate	2.1
Telecommunication Services	3.9
Utilities	4.9
Municipal	0.5
Sovereign Debt	11.4
US Treasury Securities	1.4
Short-Term Investment	2.1
Total Investments	100.0%

*	Represents percentage of total investments.

**	Equity sector breakdown is based upon the exchange-traded funds’ underlying holdings.

†	Other is representative of structured notes.

10  Annual Report

The Lazard Funds, Inc. Portfolios of Investments December 31, 2016

Description	Shares	Fair Value

Lazard Capital Allocator Opportunistic Strategies Portfolio

Exchange-Traded Notes | 1.9%
VelocityShares Daily Inverse VIX Short-Term ETN (a) (Cost $2,493,704)	58,100	$2,716,175

Exchange-Traded Funds | 56.4%

Equity Funds | 44.2%
Financial Select Sector SPDR Fund	619,755	14,409,304
iShares Global Financials ETF	175,200	10,123,056
iShares Global Materials ETF	152,500	8,361,575
iShares Latin America 40 ETF	132,800	3,662,624
iShares Nasdaq Biotechnology ETF	12,898	3,422,871
iShares North American Tech ETF	23,500	2,909,535
PowerShares Dynamic Oil & Gas Services Portfolio	439,900	5,617,523
SPDR S&P 500 ETF Trust	64,395	14,394,214
		62,900,702
Fixed-Income Funds | 12.2%
iShares iBoxx $ Investment Grade Corporate Bond ETF	60,695	7,112,240
PowerShares Fundamental High Yield Corporate Bond Portfolio	391,010	7,347,078
VanEck Vectors Fallen Angel High Yield Bond ETF	101,834	2,930,783
		17,390,101
Total Exchange-Traded Funds (Cost $76,982,245)		80,290,803
Description	Shares	Fair Value

Closed-End Management Investment Companies | 9.6%

Eaton Vance Limited Duration Income Fund	314,400	$4,313,568
Prudential Global Short Duration High Yield Fund, Inc.	193,800	2,885,682
Templeton Emerging Markets Fund	536,500	6,486,285

Total Closed-End Management Investment Companies (Cost $13,469,878)		13,685,535

Short-Term Investment | 31.6%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.40% (7 day yield) (Cost $44,965,568)	44,965,568	44,965,568

Total Investments | 99.5% (Cost $137,911,395) (b)		$141,658,081

Cash and Other Assets in Excess of Liabilities | 0.5%		659,113

Net Assets | 100.0%		$142,317,194

Total Return Swap Agreements open at December 31, 2016:

			Notional	Expiration		Unrealized
Pay	Currency	Counterparty	Amount	Date	Receive	Depreciation
1 Month USD LIBOR plus 0.45%	USD	GSC	7,839,266	03/03/17	Appreciation, and dividends paid, on securities in a custom momentum basket	$70,696*

*Includes accrued dividends and financing charges of $4,891.

The accompanying notes are an integral part of these financial statements.

Annual Report  11

Lazard Capital Allocator Opportunistic Strategies Portfolio (concluded)

The following table represents the weighting of the individual securities and related fair values underlying the custom momentum basket total return swap agreements with GSC, as of December 31, 2016:

Securities	Shares	Fair Value

Parker-Hannifin Corp.	5,646	$790,398
Union Pacific Corp.	7,369	764,025
Rockwell Automation, Inc.	5,528	742,912
Eaton Corp PLC	10,170	682,279
Raytheon Co.	4,733	672,018
Honeywell International, Inc.	5,576	645,999
MSC Industrial Direct Co., Inc.	4,612	426,086
3M Co.	2,055	367,016
American Airlines Group, Inc.	7,841	366,115
Illinois Tool Works, Inc.	2,709	331,788
United Technologies Corp.	2,761	302,609
Advance Auto Parts, Inc.	1,711	289,347
Johnson Controls International PLC	6,956	286,535
FANUC Corp.	1,359	231,632
Schneider Electric SE	3,302	230,022
ABB, Ltd.	10,866	229,300
Delphi Automotive PLC	2,858	192,461
GEA Group AG	4,399	177,232
Adient PLC	695	40,749
AdvanSix, Inc.	223	4,938
Total Fair Value		$7,773,461

The accompanying notes are an integral part of these financial statements.

12  Annual Report

Description	Shares	Fair Value

Lazard Global Dynamic Multi Asset Portfolio

Common Stocks | 75.5%

Australia | 2.5%
AGL Energy, Ltd.	1,319	$20,986
Aristocrat Leisure, Ltd.	4,803	53,591
Cochlear, Ltd.	1,740	153,605
Credit Corp. Group, Ltd.	3,257	42,062
CSL, Ltd.	3,301	238,465
Goodman Group REIT	3,528	18,201
Harvey Norman Holdings, Ltd.	20,112	74,531
Investa Office Fund REIT	6,337	21,614
JB Hi-Fi, Ltd.	3,168	63,958
Magellan Financial Group, Ltd.	2,094	35,784
Newcrest Mining, Ltd.	14,345	202,259
Pact Group Holdings, Ltd.	12,496	60,720
Resolute Mining, Ltd.	69,146	62,089
Sandfire Resources NL	4,448	18,058
Saracen Mineral Holdings, Ltd. (a)	22,536	15,546
Telstra Corp., Ltd.	9,883	36,322
The GPT Group REIT	7,911	28,687
Whitehaven Coal, Ltd. (a)	27,111	50,885
		1,197,363
Belgium | 0.6%
Anheuser-Busch InBev SA/NV Sponsored ADR	2,475	260,964
Telenet Group Holding NV (a)	390	21,638
		282,602
Canada | 3.2%
Alimentation Couche-Tard, Inc., Class B	573	25,982
Atco, Ltd., Class I	1,088	36,190
BCE, Inc.	1,438	62,151
Canadian Imperial Bank of Commerce	2,840	231,743
Canadian National Railway Co.	2,719	183,230
CI Financial Corp.	2,353	50,595
Colliers International Group, Inc.	490	18,061
Constellation Software, Inc.	44	19,994
Corus Entertainment, Inc., B Shares	1,589	14,912
Dollarama, Inc.	361	26,451
Enbridge, Inc.	4,047	170,302
First Quantum Minerals, Ltd.	2,318	23,048
Genworth MI Canada, Inc.	2,679	67,162
Intact Financial Corp.	224	16,033
Inter Pipeline, Ltd.	919	20,288
Linamar Corp.	1,040	44,686
Description	Shares	Fair Value

Magna International, Inc.	1,892	$82,154
Metro, Inc.	1,913	57,220
Pembina Pipeline Corp.	1,081	33,783
Quebecor, Inc., Class B	830	23,070
Saputo, Inc.	1,133	40,091
The Toronto-Dominion Bank	6,121	301,890
Transcontinental, Inc., Class A	1,142	18,874
		1,567,910
Denmark | 0.7%
Carlsberg A/S, Class B Sponsored ADR	7,340	126,688
Danske Bank A/S	635	19,259
Jyske Bank A/S	986	46,920
Novo Nordisk A/S Sponsored ADR	2,515	90,188
Novo Nordisk A/S, Class B	512	18,391
Vestas Wind Systems A/S	701	45,559
		347,005
Finland | 0.6%
Neste Oyj	782	30,020
Orion Oyj, Class B	747	33,247
Sampo Oyj, A Shares ADR	10,060	225,243
		288,510
France | 1.3%
Airbus Group SE	981	64,745
AXA SA	5,224	131,822
BNP Paribas SA	2,747	174,988
CNP Assurances	1,539	28,506
Faurecia	1,775	68,791
Orange SA	2,552	38,728
Peugeot SA (a)	1,786	29,116
Technip SA	298	21,147
TOTAL SA	464	23,686
Valeo SA	527	30,281
		611,810
Germany | 1.8%
Allianz SE	808	133,565
Bayer AG	1,445	150,751
Continental AG Sponsored ADR	4,335	166,898
Deutsche Lufthansa AG	2,444	31,580
Infineon Technologies AG	4,849	84,042
MTU Aero Engines AG	506	58,377
Muenchener Rueckversicherungs AG	230	43,500
ProSiebenSat.1 Media SE	505	19,522
Rheinmetall AG	595	39,978
Symrise AG ADR	11,125	168,878
		897,091

The accompanying notes are an integral part of these financial statements.

Annual Report  13

Description	Shares	Fair Value

Lazard Global Dynamic Multi Asset Portfolio (continued)

Hong Kong | 1.6%
AIA Group, Ltd. Sponsored ADR	5,135	$115,383
CLP Holdings, Ltd.	6,705	61,265
Jardine Matheson Holdings, Ltd.	3,518	194,064
Link Real Estate Investment Trust	7,090	45,784
The Wharf Holdings, Ltd.	15,435	101,432
WH Group, Ltd.	84,500	68,035
Wheelock & Co., Ltd.	23,504	131,935
Xinyi Glass Holdings, Ltd.	76,000	61,823
Yue Yuen Industrial Holdings, Ltd.	5,590	20,235
		799,956
Ireland | 0.6%
Experian PLC	827	16,008
Ryanair Holdings PLC Sponsored ADR (a)	322	26,810
Shire PLC ADR	1,530	260,681
		303,499
Israel | 0.4%
Bank Hapoalim BM	4,308	25,573
Israel Discount Bank, Ltd., Class A (a)	11,669	24,225
Nice, Ltd.	1,530	104,949
Orbotech, Ltd. (a)	1,702	56,864
		211,611
Italy | 0.1%
Enel SpA	10,682	47,007
Recordati SpA	844	23,906
		70,913
Japan | 6.7%
Amano Corp.	1,833	32,138
Asahi Glass Co., Ltd.	3,000	20,382
Astellas Pharma, Inc.	2,655	36,802
Azbil Corp.	900	25,273
Central Japan Railway Co.	478	78,509
Daito Trust Construction Co., Ltd.	1,918	288,066
Daiwa House Industry Co., Ltd.	1,400	38,191
Daiwa House Industry Co., Ltd. ADR	7,945	215,707
Foster Electric Co., Ltd.	926	17,478
Haseko Corp.	5,902	59,737
Heiwa Corp.	1,100	25,165
Hitachi High-Technologies Corp.	700	28,175
Idemitsu Kosan Co., Ltd.	2,800	74,222
Iida Group Holdings Co., Ltd.	2,888	54,675
Japan Airlines Co., Ltd.	660	19,260
Description	Shares	Fair Value

Kakaku.com, Inc.	2,463	$40,722
Kaken Pharmaceutical Co., Ltd.	400	21,179
KDDI Corp.	1,500	37,872
KDDI Corp. ADR	15,505	196,138
Kuraray Co., Ltd.	3,400	50,877
Kyokuto Kaihatsu Kogyo Co., Ltd.	913	12,248
Mazda Motor Corp.	863	14,017
MCJ Co., Ltd.	2,351	23,068
Mebuki Financial Group, Inc.	5,500	20,323
Mitsubishi Chemical Holdings Corp.	4,400	28,354
Mitsubishi Electric Corp.	2,852	39,647
Mitsubishi UFJ Financial Group, Inc.	18,477	113,596
Mitsui Chemicals, Inc.	14,628	65,536
Morinaga & Co., Ltd.	500	20,794
MS&AD Insurance Group Holdings, Inc.	838	25,891
Nichirei Corp.	2,213	45,791
Nihon Chouzai Co., Ltd.	1,075	40,038
Nippon Light Metal Holdings Co., Ltd.	14,871	31,307
Nippon Telegraph & Telephone Corp.	3,808	160,072
Nissan Chemical Industries, Ltd.	482	16,068
Nissan Motor Co., Ltd.	11,876	119,146
Nitto Denko Corp.	175	13,400
Oji Holdings Corp.	6,000	24,390
ORIX Corp.	4,213	65,270
Osaki Electric Co., Ltd.	2,000	20,797
Rengo Co., Ltd.	6,152	33,434
Ryohin Keikaku Co., Ltd. ADR	4,230	166,546
Sanyo Special Steel Co., Ltd.	6,752	31,935
Shimadzu Corp.	800	12,715
Showa Shell Sekiyu KK	6,172	57,339
Sumitomo Mitsui Financial Group, Inc.	10,850	411,324
Sumitomo Osaka Cement Co., Ltd.	5,000	18,801
Takeuchi Manufacturing Co., Ltd.	1,513	33,538
Teijin, Ltd.	2,775	56,114
Tohoku Electric Power Co., Inc.	1,113	14,044
Tokyu Fudosan Holdings Corp.	7,002	41,250
TOMONY Holdings, Inc.	5,300	27,348
Toray Industries, Inc.	4,000	32,330
West Japan Railway Co.	300	18,384
Yamaguchi Financial Group, Inc.	930	10,106
Yodogawa Steel Works, Ltd.	663	17,292
		3,242,821
Malta | 0.1%
Kindred Group PLC	3,379	31,686

The accompanying notes are an integral part of these financial statements.

14  Annual Report

Description	Shares	Fair Value

Lazard Global Dynamic Multi Asset Portfolio (continued)

Netherlands | 1.1%
Koninklijke Vopak NV	1,233	$58,166
NN Group NV	1,341	45,410
NXP Semiconductors NV (a)	1,115	109,281
Royal Dutch Shell PLC, A Shares	4,475	121,639
Wolters Kluwer NV	330	11,934
Wolters Kluwer NV Sponsored ADR	5,635	204,551
		550,981
New Zealand | 0.1%
Fletcher Building, Ltd.	3,411	25,055

Norway | 0.4%
Aker BP ASA	7,026	125,604
DNB ASA	1,276	18,976
Leroy Seafood Group ASA	364	20,264
Telenor ASA	1,423	21,216
		186,060
Portugal | 0.3%
EDP-Energias de Portugal SA	5,253	15,997
Galp Energia SGPS SA	8,107	120,511
Jeronimo Martins SGPS SA	924	14,333
		150,841
Singapore | 0.3%
BOC Aviation, Ltd.	10,700	52,438
CapitaLand Commercial Trust REIT	23,400	23,782
SATS, Ltd.	6,000	20,046
Singapore Airlines, Ltd.	6,730	44,825
		141,091
South Africa | 0.0%
Mediclinic International PLC	1,103	10,424

Spain | 0.8%
Banco Santander SA	51,702	269,896
CaixaBank SA	30,102	99,440
Corporacion Financiera Alba SA	178	8,032
		377,368
Sweden | 0.7%
Assa Abloy AB ADR	21,510	198,968
Axfood AB	1,309	20,554
Electrolux AB, Series B	3,351	83,201
Mycronic AB	2,757	29,596
Nobina AB	4,397	24,486
		356,805
Description	Shares	Fair Value

Switzerland | 1.7%
Actelion, Ltd.	140	$30,315
Actelion, Ltd. ADR	2,230	121,424
Partners Group Holding AG	648	303,700
Roche Holding AG	1,603	366,157
Swiss Life Holding AG	72	20,378
		841,974
United Kingdom | 5.7%
Admiral Group PLC	1,567	35,138
Ashtead Group PLC ADR	1,815	144,111
Bellway PLC	693	21,086
British American Tobacco PLC Sponsored ADR	1,815	204,496
BT Group PLC	35,285	159,783
Centrica PLC	49,176	141,679
Cineworld Group PLC	1,202	8,350
Compass Group PLC	3,302	60,863
Compass Group PLC Sponsored ADR	8,685	162,236
CVS Group PLC	1,464	19,840
Diageo PLC Sponsored ADR	1,610	167,343
GlaxoSmithKline PLC	7,360	140,555
Halma PLC	1,372	15,122
Hargreaves Lansdown PLC	2,672	39,886
International Consolidated Airlines Group SA	7,572	40,860
International Consolidated Airlines Group SA Sponsored ADR	996	10,745
JD Sports Fashion PLC	11,499	44,990
National Grid PLC	1,907	22,303
Persimmon PLC	2,740	59,790
Phoenix Group Holdings	5,696	51,534
Provident Financial PLC	598	21,024
Prudential PLC ADR	3,725	148,218
Reckitt Benckiser Group PLC	626	52,918
RELX NV Sponsored ADR	13,880	232,629
RELX PLC	1,011	17,980
Rentokil Initial PLC	13,658	37,362
Rightmove PLC	414	19,896
SSE PLC	25,886	494,844
Subsea 7 SA (a)	5,449	68,878
Unilever PLC Sponsored ADR	2,525	102,767
William Hill PLC	5,300	18,890
Wm Morrison Supermarkets PLC	10,971	31,167
		2,797,283

The accompanying notes are an integral part of these financial statements.

Annual Report  15

Description	Shares	Fair Value

Lazard Global Dynamic Multi Asset Portfolio (continued)

United States | 44.2%
3M Co.	2,712	$484,282
AbbVie, Inc.	1,015	63,559
Accenture PLC, Class A	3,766	441,112
Adobe Systems, Inc. (a)	558	57,446
Aetna, Inc.	256	31,747
Akamai Technologies, Inc. (a)	296	19,737
Alaska Air Group, Inc.	254	22,537
Alphabet, Inc., Class A (a)	403	319,357
Alphabet, Inc., Class C (a)	277	213,794
Amdocs, Ltd.	432	25,164
American Electric Power Co., Inc.	1,825	114,902
American Express Co.	566	41,929
Amgen, Inc.	3,838	561,154
Aon PLC	2,028	226,183
Apple, Inc.	4,997	578,753
Applied Materials, Inc.	6,135	197,976
ARRIS International PLC (a)	1,357	40,886
AT&T, Inc.	8,796	374,094
Automatic Data Processing, Inc.	490	50,362
AutoZone, Inc. (a)	200	157,958
Baker Hughes, Inc.	2,529	164,309
Bank of America Corp.	12,074	266,835
Baxter International, Inc.	2,705	119,940
C.R. Bard, Inc.	224	50,324
Cardinal Health, Inc.	295	21,231
Carnival Corp.	2,059	107,192
Carnival PLC	380	19,252
Carrizo Oil & Gas, Inc. (a)	807	30,141
CBOE Holdings, Inc.	752	55,565
Church & Dwight Co., Inc.	506	22,360
Cirrus Logic, Inc. (a)	322	18,206
Cisco Systems, Inc.	7,245	218,944
Citigroup, Inc.	3,344	198,734
Citrix Systems, Inc. (a)	228	20,363
Colgate-Palmolive Co.	305	19,959
Comcast Corp., Class A	1,805	124,635
Comerica, Inc.	1,715	116,809
CVS Health Corp.	1,010	79,699
Darden Restaurants, Inc.	977	71,047
Dick’s Sporting Goods, Inc.	486	25,807
Dr Pepper Snapple Group, Inc.	524	47,511
DTE Energy Co.	255	25,120
Eaton Corp. PLC	1,910	128,142
Description	Shares	Fair Value

eBay, Inc. (a)	2,020	$59,974
EOG Resources, Inc.	1,315	132,947
Everest Re Group, Ltd.	489	105,820
Exelon Corp.	1,239	43,972
F5 Networks, Inc. (a)	236	34,154
Facebook, Inc., Class A (a)	1,479	170,159
FactSet Research Systems, Inc.	381	62,267
FedEx Corp.	942	175,400
Fidelity National Information Services, Inc.	1,815	137,287
Fifth Third Bancorp	1,056	28,480
Fiserv, Inc. (a)	390	41,449
Foot Locker, Inc.	1,954	138,519
General Mills, Inc.	1,441	89,011
General Motors Co.	3,794	132,183
Genpact, Ltd. (a)	711	17,306
GoDaddy, Inc., Class A (a)	540	18,873
Great Plains Energy, Inc.	12,169	332,822
Harman International Industries, Inc.	265	29,457
Hasbro, Inc.	545	42,396
HCA Holdings, Inc. (a)	986	72,984
Honeywell International, Inc.	1,775	205,634
HP, Inc.	3,265	48,453
Humana, Inc.	679	138,536
IDEXX Laboratories, Inc. (a)	295	34,595
Intel Corp.	3,568	129,411
Intercontinental Exchange, Inc.	3,630	204,805
International Game Technology PLC	945	24,116
Intuit, Inc.	594	68,078
Iron Mountain, Inc. REIT	425	13,804
J.B. Hunt Transport Services, Inc.	485	47,079
Johnson & Johnson	5,192	598,170
Johnson Controls International PLC	4,003	164,884
Jones Lang LaSalle, Inc.	295	29,807
JPMorgan Chase & Co.	5,084	438,698
Juniper Networks, Inc.	1,512	42,729
KB Home	1,050	16,601
Kellogg Co.	1,210	89,189
Kimberly-Clark Corp.	585	66,760
Las Vegas Sands Corp.	1,062	56,721
Lear Corp.	166	21,973
Legg Mason, Inc.	970	29,013
Lowe’s Cos., Inc.	3,183	226,375
Manitowoc Foodservice, Inc. (a)	5,625	108,731
Marathon Petroleum Corp.	1,442	72,605
Marsh & McLennan Cos., Inc.	823	55,627
MasterCard, Inc., Class A	487	50,283

The accompanying notes are an integral part of these financial statements.

16  Annual Report

Description	Shares	Fair Value

Lazard Global Dynamic Multi Asset Portfolio (continued)

Mead Johnson Nutrition Co.	1,105	$78,190
MetLife, Inc.	2,306	124,270
Mettler-Toledo International, Inc. (a)	233	97,524
Microsoft Corp.	12,086	751,024
MKS Instruments, Inc.	397	23,582
Mohawk Industries, Inc. (a)	567	113,219
Molson Coors Brewing Co., Class B	1,800	175,158
Monsanto Co.	1,000	105,210
Motorola Solutions, Inc.	240	19,894
MSCI, Inc.	383	30,173
NIKE, Inc., Class B	850	43,206
Nordstrom, Inc.	548	26,266
Northrop Grumman Corp.	304	70,704
NVIDIA Corp.	766	81,763
O’Reilly Automotive, Inc. (a)	197	54,847
Omnicom Group, Inc.	760	64,684
Paychex, Inc.	854	51,992
PayPal Holdings, Inc. (a)	405	15,985
PepsiCo, Inc.	5,094	532,985
Phillips 66	168	14,517
Pinnacle West Capital Corp.	394	30,744
Piper Jaffray Cos. (a)	1,022	74,095
Pool Corp.	717	74,812
Primerica, Inc.	227	15,697
Prudential Financial, Inc.	2,598	270,348
Public Service Enterprise Group, Inc.	1,884	82,670
Quest Diagnostics, Inc.	1,678	154,208
Quintiles IMS Holdings, Inc. (a)	2,355	179,098
Regions Financial Corp.	21,897	314,441
Republic Services, Inc.	1,019	58,134
Reynolds American, Inc.	2,110	118,244
Rice Energy, Inc. (a)	1,311	27,990
Rockwell Automation, Inc.	1,510	202,944
Rockwell Collins, Inc.	503	46,658
Ross Stores, Inc.	3,273	214,709
S&P Global, Inc.	1,915	205,939
Sanderson Farms, Inc.	214	20,167
Schlumberger, Ltd.	3,765	316,072
Skyworks Solutions, Inc.	1,745	130,282
Snap-on, Inc.	805	137,872
Southwestern Energy Co. (a)	1,245	13,471
Spirit AeroSystems Holdings, Inc., Class A	530	30,926
Description	Shares	Fair Value

St. Jude Medical, Inc.	352	$28,227
Starbucks Corp.	2,100	116,592
Sysco Corp.	7,076	391,798
Tallgrass Energy GP LP	1,120	30,016
Teradata Corp. (a)	595	16,166
Tesoro Corp.	462	40,402
Texas Instruments, Inc.	2,838	207,089
The Boeing Co.	1,307	203,474
The Charles Schwab Corp.	4,130	163,011
The Clorox Co.	197	23,644
The Coca-Cola Co.	4,030	167,084
The Dow Chemical Co.	4,123	235,918
The Estee Lauder Cos., Inc., Class A	751	57,444
The Gap, Inc.	1,536	34,468
The Interpublic Group of Cos., Inc.	4,624	108,248
The Kroger Co.	6,818	235,289
The Procter & Gamble Co.	2,037	171,271
The Sherwin-Williams Co.	725	194,836
The Southern Co.	2,140	105,267
The TJX Cos., Inc.	1,599	120,133
The Walt Disney Co.	284	29,598
Thermo Fisher Scientific, Inc.	1,110	156,621
Time Warner, Inc.	2,827	272,890
Tyson Foods, Inc., Class A	1,119	69,020
Ubiquiti Networks, Inc. (a)	412	23,814
United Rentals, Inc. (a)	449	47,405
United Technologies Corp.	2,315	253,770
UnitedHealth Group, Inc.	2,250	360,090
Unum Group	968	42,524
Vantiv, Inc., Class A (a)	2,815	167,830
Verizon Communications, Inc.	9,617	513,355
Visa, Inc., Class A	2,820	220,016
VMware, Inc., Class A (a)	506	39,837
Wal-Mart Stores, Inc.	791	54,674
Waste Management, Inc.	848	60,132
Waters Corp. (a)	288	38,704
WellCare Health Plans, Inc. (a)	872	119,534
Wyndham Worldwide Corp.	249	19,016
Xcel Energy, Inc.	2,226	90,598
Zoetis, Inc.	5,440	291,203
		21,538,916
Total Common Stocks (Cost $36,544,820)		36,829,575

The accompanying notes are an integral part of these financial statements.

Annual Report  17

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Global Dynamic Multi Asset Portfolio (continued)

Corporate Bonds | 8.0%

Australia | 0.3%
Telstra Corp., Ltd.:
4.000%, 11/15/17	AUD	140	$102,279
4.000%, 09/16/22	AUD	30	22,140
Toyota Finance Australia, Ltd., 4.250%, 05/15/19	AUD	65	48,439
			172,858
Belgium | 0.4%
Anheuser-Busch InBev Finance, Inc.:
2.375%, 01/25/18	CAD	95	71,597
2.650%, 02/01/21	USD	105	105,482
			177,079
Canada | 0.7%
Shaw Communications, Inc., 5.650%, 10/01/19	CAD	135	109,732
The Bank of Nova Scotia, 2.125%, 09/11/19	USD	120	120,555
The Toronto-Dominion Bank:
2.250%, 11/05/19	USD	75	75,410
2.621%, 12/22/21	CAD	65	49,649
			355,346
Denmark | 0.2%
Carlsberg Breweries A/S, 2.500%, 05/28/24	EUR	100	115,705

France | 0.3%
Orange SA, 5.375%, 07/08/19	USD	148	159,423

Germany | 0.4%
BMW Finance NV, 3.375%, 12/14/18	GBP	135	174,790

Netherlands | 0.2%
Bank Nederlandse Gemeenten NV, 5.000%, 09/16/20	NZD	110	79,959
		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

New Zealand | 0.2%
Fonterra Cooperative Group, Ltd., 5.500%, 02/26/24	AUD	100	$77,837

Norway | 0.2%
Statoil ASA, 3.700%, 03/01/24	USD	85	88,920

Spain | 0.2%
Iberdrola International BV, 1.125%, 04/21/26	EUR	100	104,909

United Kingdom | 0.8%
Centrica PLC, 7.000%, 09/19/18	GBP	100	135,931
Rolls-Royce PLC, 6.750%, 04/30/19	GBP	100	140,145
SSE PLC, 5.000%, 10/01/18	GBP	100	132,299
			408,375
United States | 4.1%
Alphabet, Inc., 3.625%, 05/19/21	USD	60	63,573
Amazon.com, Inc., 3.800%, 12/05/24	USD	115	120,699
Apple, Inc.:
2.850%, 02/23/23	USD	22	22,114
3.850%, 05/04/43	USD	145	138,377
Citigroup, Inc., 3.305%, 05/04/21 (c)	AUD	185	134,088
General Electric Co.:
5.500%, 02/01/17	NZD	30	20,889
4.250%, 01/17/18	NZD	155	108,895
John Deere Canada Funding, Inc.:
2.300%, 01/17/18	CAD	75	56,502
2.050%, 09/17/20	CAD	70	52,357
John Deere Capital Corp., 2.300%, 09/16/19	USD	60	60,622
JPMorgan Chase & Co., 4.500%, 01/24/22	USD	85	91,578
Microsoft Corp., 4.450%, 11/03/45	USD	177	188,195
Morgan Stanley, 2.500%, 01/24/19	USD	165	166,675

The accompanying notes are an integral part of these financial statements.

18   Annual Report

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Global Dynamic Multi Asset Portfolio (continued)

NIKE, Inc., 2.375%, 11/01/26	USD	85	$80,070
The Goldman Sachs Group, Inc.:
5.200%, 12/17/19	NZD	165	117,898
3.625%, 01/22/23	USD	95	96,939
The Home Depot, Inc., 2.625%, 06/01/22	USD	115	115,432
Union Pacific Corp., 4.163%, 07/15/22	USD	105	113,037
Valero Energy Corp., 6.125%, 02/01/20	USD	65	71,699
Wells Fargo & Co., 3.075%, 07/27/21 (c)	AUD	200	144,830
Wells Fargo Canada Corp., 3.040%, 01/29/21	CAD	50	38,774
			2,003,243
Total Corporate Bonds (Cost $4,023,821)			3,918,444

Foreign Government Obligations | 10.2%

Australia | 1.1%
Queensland Treasury Corp., 5.500%, 06/21/21	AUD	200	162,541
Treasury Corp. of Victoria, 6.000%, 10/17/22	AUD	200	170,883
Western Australian Treasury Corp., 6.000%, 10/16/23	AUD	250	214,657
			548,081
Bahamas | 0.3%
Commonwealth of Bahamas, 5.750%, 01/16/24	USD	140	142,174

Bermuda | 0.4%
Government of Bermuda, 4.854%, 02/06/24	USD	200	207,834

Canada | 1.2%
Province of Alberta, 4.000%, 12/01/19	CAD	135	108,251
Province of British Columbia, 3.700%, 12/18/20	CAD	155	125,361
Province of Ontario, 1.950%, 01/27/23	CAD	225	167,296
		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Province of Quebec:
3.500%, 07/29/20	USD	105	$110,591
2.500%, 04/20/26	USD	90	86,497
			597,996
Cayman Islands | 0.4%
Cayman Islands Government Bond, 5.950%, 11/24/19	USD	200	218,750

Chile | 0.4%
Republic of Chile, 3.125%, 01/21/26	USD	200	197,000

Colombia | 0.1%
Republic of Colombia, 2.625%, 03/15/23	USD	70	65,887

Czech Republic | 0.4%
Czech Republic, 0.060%, 12/09/20 (c)	CZK	4,580	181,894

Hungary | 0.3%
Hungary Government Bond, 5.500%, 06/24/25	HUF	30,840	125,326

Ireland | 0.5%
Irish Treasury, 3.400%, 03/18/24	EUR	175	223,972

Mexico | 0.8%
Mexican Bonos:
5.000%, 12/11/19	MXN	1,970	90,049
6.500%, 06/09/22	MXN	2,030	94,502
United Mexican States, 6.750%, 02/06/24	GBP	135	199,441
			383,992
New Zealand | 0.6%
New Zealand Government Bonds:
6.000%, 12/15/17	NZD	115	82,554
6.000%, 05/15/21	NZD	290	222,085
			304,639
Norway | 0.6%
Kommunalbanken AS, 1.375%, 10/26/20	USD	200	195,126
Oslo Kommune, 1.600%, 05/05/22	NOK	1,000	112,294
			307,420

The accompanying notes are an integral part of these financial statements.

Annual Report   19

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Global Dynamic Multi Asset Portfolio (continued)

Poland | 0.8%
Poland Government Bond, 1.790%, 01/25/21 (c)	PLN	1,564	$367,528

Romania | 0.2%
Romanian Government Bond, 2.875%, 10/28/24	EUR	77	86,120

Singapore | 1.0%
Singapore Government Bond, 3.000%, 09/01/24	SGD	671	482,810

Spain | 0.5%
Spain Government Bonds:
1.600%, 04/30/25	EUR	101	110,045
1.950%, 07/30/30	EUR	103	110,338
			220,383
Sweden | 0.6%
Kommuninvest I Sverige AB, 1.500%, 04/23/19	USD	200	198,647
Svensk Exportkredit AB, 1.875%, 12/21/18	GBP	90	113,926
			312,573
Total Foreign Government Obligations (Cost $5,154,538)			4,974,379

Quasi Government Bonds | 1.1%

Canada | 0.7%
Hydro-Quebec:
1.037%, 12/01/19 (c)	CAD	360	268,454
9.625%, 07/15/22	CAD	80	83,629
			352,083
Germany | 0.4%
KFW, 1.125%, 12/23/19	GBP	135	169,637

Total Quasi Government Bonds (Cost $529,489)			521,720
		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Supranationals | 1.2%
African Development Bank, 2.375%, 09/23/21	USD	50	$50,295
Asian Development Bank:
1.875%, 04/12/19	USD	125	125,842
2.125%, 03/19/25	USD	115	110,850
Corporacion Andina de Fomento, 4.375%, 06/15/22	USD	115	121,999
European Investment Bank, 1.125%, 09/16/21 (d)	CAD	185	134,141
Inter-American Development Bank, 6.000%, 12/15/17	NZD	85	60,920

Total Supranationals (Cost $617,918)			604,047

US Municipal Bonds | 0.5%

California | 0.3%
California State Build America Bond, 7.500%, 04/01/34	USD	95	134,283

Georgia | 0.2%
Georgia State Build America Bond Series B, 2.380%, 02/01/27	USD	100	93,181

Total US Municipal Bonds (Cost $244,914)			227,464

US Treasury Securities | 1.4%
US Treasury Notes:
2.125%, 05/15/25	USD	410	401,365
1.625%, 05/15/26	USD	175	163,187
2.500%, 05/15/46	USD	135	119,674

Total US Treasury Securities (Cost $701,400)			684,226

The accompanying notes are an integral part of these financial statements.

20 Annual Report

		Fair
Description	Shares	Value

Lazard Global Dynamic Multi Asset Portfolio (continued)

Short-Term Investment | 2.1%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.40% (7 day yield) (Cost $1,016,533)	1,016,533	$1,016,533

Fair
Description	Value

Total Investments | 100.0% (Cost $48,833,433) (b), (e)	$48,776,388

Liabilities in Excess of Cash and Other Assets | 0.0%	(22,212)

Net Assets | 100.0%	$48,754,176

The accompanying notes are an integral part of these financial statements.

Annual Report   21

Lazard Global Dynamic Multi Asset Portfolio (continued)

Forward Currency Contracts open at December 31, 2016:

Currency		Currency			Settlement	Unrealized	Unrealized
Purchased	Quantity	Sold	Quantity	Counterparty	Date	Appreciation	Depreciation

AUD	13,569	USD	10,000	HSB	02/16/17	$—	$219
AUD	28,422	USD	21,638	HSB	02/16/17	—	1,150
AUD	90,696	USD	68,000	HSB	02/16/17	—	2,618
AUD	365,257	USD	272,240	HSB	02/16/17	—	8,932
CAD	21,394	USD	15,873	CIT	02/16/17	70	—
CAD	90,401	USD	69,000	HSB	02/16/17	—	1,634
CAD	384,311	USD	284,555	HSB	02/16/17	1,830	—
CHF	19,456	USD	19,300	HSB	02/16/17	—	139
CHF	58,627	USD	60,001	HSB	02/16/17	—	2,264
DKK	1,029,573	USD	145,400	HSB	02/16/17	718	—
EUR	33,614	USD	36,112	CIT	02/16/17	—	653
EUR	39,577	USD	42,517	CIT	02/16/17	—	769
EUR	139,954	USD	153,165	CIT	02/16/17	—	5,531
EUR	42,847	USD	45,675	HSB	02/16/17	—	477
EUR	75,603	USD	82,000	HSB	02/16/17	—	2,249
EUR	89,437	USD	96,400	HSB	02/16/17	—	2,055
EUR	118,368	USD	126,000	HSB	02/16/17	—	1,137
EUR	234,513	USD	256,619	HSB	02/16/17	—	9,237
EUR	1,092,517	USD	1,164,500	HSB	02/16/17	—	12,034
EUR	1,118,108	USD	1,223,501	HSB	02/16/17	—	44,040
EUR	389,103	USD	413,632	SSB	03/01/17	—	2,934
GBP	17,283	USD	21,861	CIT	02/16/17	—	539
GBP	193,113	USD	240,869	CIT	02/16/17	—	2,619
GBP	34,927	USD	44,400	HSB	02/16/17	—	1,309
GBP	187,390	USD	238,800	HSB	02/16/17	—	7,610
HUF	7,092,240	USD	24,493	JPM	02/16/17	—	323
JPY	36,457,985	USD	338,017	CIT	02/16/17	—	25,392
JPY	12,664,423	USD	114,400	HSB	02/16/17	—	5,803
JPY	13,261,920	USD	120,000	HSB	02/16/17	—	6,280
JPY	35,136,213	USD	325,738	HSB	02/16/17	—	24,447
JPY	95,071,295	USD	829,000	HSB	02/16/17	—	13,769
JPY	99,325,867	USD	920,822	HSB	02/16/17	—	69,108
KRW	158,523,420	USD	132,700	HSB	01/23/17	—	1,396
MXN	1,276,334	USD	62,434	CIT	02/16/17	—	1,224
NOK	988,767	USD	115,357	CIT	02/16/17	—	816
NZD	14,240	USD	10,000	HSB	02/16/17	—	121
NZD	278,883	USD	196,752	HSB	02/16/17	—	3,271
PLN	296,478	USD	71,216	CIT	02/16/17	—	421
SEK	627,438	USD	69,667	CIT	02/16/17	—	619
SEK	91,973	USD	10,000	HSB	02/16/17	121	—
SEK	457,786	USD	50,100	HSB	02/16/17	278	—
SEK	1,044,007	USD	113,500	HSB	02/16/17	1,390	—
USD	694,012	AUD	656,910	CIT	02/16/17	37,102	—
USD	40,400	AUD	39,779	HSB	02/16/17	621	—
USD	249,549	AUD	251,205	HSB	02/16/17	—	1,656
USD	350,135	AUD	346,220	HSB	02/16/17	3,915	—

The accompanying notes are an integral part of these financial statements.

22   Annual Report

Lazard Global Dynamic Multi Asset Portfolio (concluded)

Currency		Currency			Settlement	Unrealized	Unrealized
Purchased	Quantity	Sold	Quantity	Counterparty	Date	Appreciation	Depreciation

USD	210,870	AUD	203,596	SSB	03/01/17	$ 7,274	$ —
USD	626,725	CAD	624,004	CIT	02/16/17	2,721	—
USD	11,100	CAD	11,177	HSB	02/16/17	—	77
USD	29,000	CAD	28,965	HSB	02/16/17	35	—
USD	43,800	CAD	44,016	HSB	02/16/17	—	216
USD	171,397	CAD	172,180	HSB	02/16/17	—	782
USD	607,311	CAD	610,083	HSB	02/16/17	—	2,772
USD	162,382	CAD	162,201	SSB	03/01/17	181	—
USD	11,525	CZK	11,279	HSB	07/11/17	245	—
USD	86,523	CZK	87,230	HSB	07/11/17	—	706
USD	91,622	CZK	85,861	JPM	07/11/17	5,761	—
USD	12,965	EUR	13,066	CIT	02/16/17	—	101
USD	46,625	EUR	47,317	CIT	02/16/17	—	692
USD	133,400	EUR	131,731	CIT	02/16/17	1,669	—
USD	159,663	EUR	160,904	CIT	02/16/17	—	1,242
USD	186,609	EUR	184,483	CIT	02/16/17	2,126	—
USD	133,400	EUR	131,941	HSB	02/16/17	1,459	—
USD	142,400	EUR	142,254	HSB	02/16/17	146	—
USD	380,000	EUR	384,208	HSB	02/16/17	—	4,208
USD	579,100	EUR	573,474	HSB	02/16/17	5,626	—
USD	243,738	GBP	237,730	CIT	02/16/17	6,008	—
USD	282,468	GBP	273,981	CIT	02/16/17	8,486	—
USD	103,902	GBP	103,370	HSB	02/16/17	532	—
USD	147,100	GBP	146,903	HSB	02/16/17	197	—
USD	281,550	GBP	284,115	HSB	02/16/17	—	2,565
USD	66,568	HUF	68,033	JPM	02/16/17	—	1,465
USD	87,588	HUF	84,546	JPM	02/16/17	3,043	—
USD	96,300	JPY	87,744	CIT	02/16/17	8,556	—
USD	24,600	JPY	24,234	HSB	02/16/17	366	—
USD	96,300	JPY	87,941	HSB	02/16/17	8,359	—
USD	439,600	JPY	415,556	HSB	02/16/17	24,044	—
USD	29,793	MXN	29,078	CIT	02/16/17	715	—
USD	191,964	MXN	192,963	CIT	02/16/17	—	999
USD	237,825	NOK	230,176	CIT	02/16/17	7,649	—
USD	431,764	NZD	408,823	CIT	02/16/17	22,941	—
USD	18,100	NZD	17,954	HSB	02/16/17	146	—
USD	82,604	NZD	78,227	HSB	02/16/17	4,376	—
USD	321,334	NZD	319,828	HSB	02/16/17	1,506	—
USD	25,885	PLN	25,922	CIT	02/16/17	—	36
USD	170,369	PLN	173,297	CIT	02/16/17	—	2,928
USD	234,785	PLN	225,654	CIT	02/16/17	9,131	—
USD	22,200	SEK	22,526	HSB	02/16/17	—	326
USD	233,320	SGD	226,869	CIT	02/16/17	6,451	—
USD	255,209	SGD	254,556	CIT	02/16/17	653	—
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$186,447	$283,910

The accompanying notes are an integral part of these financial statements.

Annual Report   23

The Lazard Funds, Inc. Notes to Portfolios of Investments December 31, 2016

(a)	Non-income producing security.

(b)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

		Aggregate	Aggregate Gross	Net Unrealized
	Aggregate	Gross Unrealized	Unrealized	Appreciation
Portfolio	Cost	Appreciation	Depreciation	(Depreciation)

Capital Allocator Opportunistic Strategies	$137,877,421	$4,325,107	$544,447	$3,780,660

Global Dynamic Multi Asset	48,961,321	857,772	1,042,705	(184,933)

(c)	Variable and floating rate securities are securities for which interest rate changes are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2016.

(d)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At December 31, 2016, the percentage of net assets for the following Portfolio was as follows:

Percentage of
Portfolio	Net Assets

Global Dynamic Multi Asset	0.3%

(e)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:
ADR	—	American Depositary Receipt
ETF	—	Exchange-Traded Fund
ETN	—	Exchange-Traded Note

LIBOR	—	London Interbank Offered Rate
REIT	—	Real Estate Investment Trust

Currency Abbreviations:
AUD	—	Australian Dollar
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
CZK	—	Czech Koruna
DKK	—	Danish Krone
EUR	—	Euro
GBP	—	British Pound Sterling
HUF	—	Hungarian Forint
JPY	—	Japanese Yen

KRW	—	South Korean Won
MXN	—	Mexican New Peso
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar
PLN	—	Polish Zloty
SEK	—	Swedish Krona
SGD	—	Singapore Dollar
USD	—	United States Dollar

Counterparty Abbreviations:
CIT	—	Citibank NA
HSB	—	HSBC Bank USA NA
JPM	—	JPMorgan Chase Bank NA

GSC	—	Goldman Sachs International
SSB	—	State Street Bank and Trust Co.

The accompanying notes are an integral part of these financial statements.

24  Annual Report

Portfolio holdings by industry (as a percentage of net assets), for the Portfolio previously presented by country:

Lazard Global
Dynamic Multi
Industry*	Asset Portfolio

Aerospace & Defense	1.8%
Air Freight & Logistics	0.4
Airlines	0.4
Auto Components	1.0
Automobiles	1.1
Banks	8.3
Beverages	3.6
Biotechnology	2.6
Building Products	0.8
Capital Markets	3.4
Chemicals	2.0
Commercial Services & Suppliers	0.4
Communications Equipment	0.8
Construction Materials	0.1
Consumer Finance	0.2
Containers & Packaging	0.2
Distributors	0.1
Diversified Financial Services	0.2
Diversified Telecommunication Services	3.4
Electric Utilities	3.3
Electrical Equipment	0.9
Electronic Equipment, Instruments & Components	0.4
Energy Equipment & Services	1.2
Equity Real Estate Investment Trusts (REITs)	0.3
Food & Staples Retailing	1.9
Food Products	1.3
Health Care Equipment & Supplies	0.8
Health Care Providers & Services	1.9
Hotels, Restaurants & Leisure	1.5
Household Durables	0.9
Household Products	0.7
Independent Power and Renewable Electricity Producers	0.7
Industrial Conglomerates	2.2
Lazard Global
Dynamic Multi
Industry*	Asset Portfolio

Insurance	3.8%
Internet & Catalog Retail	0.2
Internet Software & Services	1.9
IT Services	2.5
Leisure Products	0.1
Life Sciences Tools & Services	1.0
Machinery	0.9
Media	1.6
Metals & Mining	0.8
Multiline Retail	0.6
Multi-Utilities	0.9
Oil, Gas & Consumable Fuels	2.9
Paper & Forest Products	0.1
Personal Products	0.3
Pharmaceuticals	3.6
Professional Services	1.0
Real Estate Management & Development	1.8
Road & Rail	0.9
Semiconductors & Semiconductor Equipment	2.0
Software	2.6
Specialty Retail	2.5
Technology Hardware, Storage & Peripherals	1.7
Textiles, Apparel & Luxury Goods	0.3
Thrifts & Mortgage Finance	0.1
Tobacco	0.7
Trading Companies & Distributors	0.5
Wireless Telecommunication Services	0.5
Subtotal	84.6
Foreign Government Obligations	10.2
Supranationals	1.2
US Municipal Bonds	0.5
US Treasury Securities	1.4
Short-Term Investment	2.1
Total Investments	100.0%

* Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

Annual Report  25

The Lazard Funds, Inc. Statements of Assets and Liabilities

December 31, 2016	Lazard Capital Allocator Opportunistic Strategies Portfolio	Lazard Global Dynamic Multi Asset Portfolio

ASSETS
Investments in securities, at fair value	$141,658,081	$48,776,388
Cash	—	314
Cash collateral due from broker	870,000	—
Foreign currency, at fair value	204	4,542
Receivables for:
Dividends and interest	163,570	131,244
Capital stock sold	27,908	—
Amount due from Investment Manager (Note 3)	—	8,016
Amount due from custodian (Note 3)	4,648	—
Gross unrealized appreciation on forward currency contracts	—	186,447
Deferred offering costs (Note 2(h))	—	31,402
Total assets	142,724,411	49,138,353
LIABILITIES
Payables for:
Management fees	109,876	—
Accrued professional services	31,549	17,150
Accrued distribution fees	177	44
Capital stock redeemed	146,602	—
Investments purchased	—	46,607
Gross unrealized depreciation on forward currency contracts	—	283,910
Gross unrealized depreciation on swap agreements	70,696	—
Other accrued expenses and payables	48,317	36,466
Total liabilities	407,217	384,177
Net assets	$142,317,194	$48,754,176

NET ASSETS
Paid in capital	$140,937,951	$49,015,480
Undistributed (distributions in excess of) net investment income (loss)	50,483	(177,277)
Accumulated net realized gain (loss)	(2,347,215)	69,530
Net unrealized appreciation (depreciation) on:
Investments	3,746,686	(57,045)
Foreign currency translations and forward currency contracts	(15)	(96,512)
Swap agreements	(70,696)	—
Net assets	$142,317,194	$48,754,176

Institutional Shares
Net assets	$141,493,731	$48,543,766
Shares of capital stock outstanding*	14,593,661	4,855,126
Net asset value, offering and redemption price per share	$9.70	$10.00

Open Shares
Net assets	$823,463	$210,410
Shares of capital stock outstanding*	85,313	21,043
Net asset value, offering and redemption price per share	$9.65	$10.00

Cost of investments in securities	$137,911,395	$48,833,433
Cost of foreign currency	$219	$4,526

* $0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

26  Annual Report

The Lazard Funds, Inc. Statements of Operations

For the Period Ended December 31, 2016	Lazard Capital Allocator Opportunistic Strategies Portfolio	Lazard Global Dynamic Multi Asset Portfolio (a)

Investment Income (Loss)

Income
Dividends	$4,102,902	$193,263
Interest	77,696	90,434
Total investment income*	4,180,598	283,697
Expenses
Management fees (Note 3)	1,527,076	122,232
Administration fees	80,656	31,808
Custodian fees	49,035	95,782
Professional services	47,421	30,824
Shareholders’ reports	40,136	4,160
Registration fees	36,093	4,312
Shareholders’ services	27,286	17,567
Directors’ fees and expenses	10,861	2,860
Distribution fees (Open Shares)	1,777	229
Amortization of offering costs (Note 2(h))	—	45,008
Organization expenses (Note 2(h))	—	19,480
Other†	10,799	4,692
Total gross expenses	1,831,140	378,954
Management fees waived and expenses reimbursed	(265,685)	(221,998)
Administration and shareholders’ services fees waived	—	(20,037)
Reimbursement of custodian fees (Note 3)	(4,648)	—
Total net expenses	1,560,807	136,919
Net investment income (loss)	2,619,791	146,778

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions, Forward Currency Contracts, Options and Swap Agreements
Net realized gain (loss) on:
Investments	(932,858)	34,353
Foreign currency transactions and forward currency contracts	(785,604)	(33,695)
Written options	94,300	—
Swap agreements	(406,462)	—
Total net realized gain (loss) on investments, foreign currency transactions, forward currency contracts, options and swap agreements	(2,030,624)	658
Net change in unrealized appreciation (depreciation) on:
Investments	6,546,106	(57,045)
Foreign currency translations and forward currency contracts	300,152	(96,512)
Swap agreements	85,642	—
Total net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward currency contracts and swap agreements	6,931,900	(153,557)
Net realized and unrealized gain (loss) on investments, foreign currency transactions, forward currency contracts, options and swap agreements	4,901,276	(152,899)
Net increase (decrease) in net assets resulting from operations	$7,521,067	$(6,121)
* Net of foreign withholding taxes of	$—	$7,473
† Includes interest on line of credit of	$352	$—

(a) From the Portfolio’s commencement of operations on May 27, 2016.

The accompanying notes are an integral part of these financial statements.

Annual Report  27

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard Capital Allocator		Lazard Global Dynamic
	Opportunistic Strategies Portfolio		Multi Asset Portfolio
	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,
	2016	2015	2016 (a)

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$2,619,791	$1,118,616	$146,778
Net realized gain (loss) on investments, foreign currency transactions, forward currency contracts, options and swap agreements	(2,030,624)	3,367,930	658
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward currency contracts and swap agreements	6,931,900	(10,851,037)	(153,557)
Net increase (decrease) in net assets resulting from operations	7,521,067	(6,364,491)	(6,121)
Distributions to shareholders
From net investment income
Institutional Shares	(2,125,006)	(537,708)	(239,979)
Open Shares	(10,062)	(287)	(661)
From net realized gains
Institutional Shares	—	(4,106,775)	(16,276)
Open Shares	—	(107,847)	(70)
Return of capital
Institutional Shares	(246,932)	(80,408)	—
Open Shares	(1,169)	(43)	—
Net decrease in net assets resulting from distributions	(2,383,169)	(4,833,068)	(256,986)
Capital stock transactions
Net proceeds from sales
Institutional Shares	18,930,615	54,140,485	48,568,527
Open Shares	349,702	7,617,272	230,070
Net proceeds from reinvestment of distributions
Institutional Shares	2,219,667	4,523,591	256,255
Open Shares	11,030	107,963	731
Cost of shares redeemed
Institutional Shares	(55,399,225)	(62,815,108)	(18,315)
Open Shares	(284,038)	(10,467,007)	(19,985)
Net increase (decrease) in net assets from capital stock transactions	(34,172,249)	(6,892,804)	49,017,283
Redemption fees (Note 2(j))
Institutional Shares	1,002	1,433	—
Net increase in net assets from redemption fees	1,002	1,433	—
Total increase (decrease) in net assets	(29,033,349)	(18,088,930)	48,754,176
Net assets at beginning of period	171,350,543	189,439,473	—
Net assets at end of period*	$142,317,194	$171,350,543	$48,754,176
* Includes undistributed (distributions in excess of) net investment income (loss) of	$50,483	$(309,347)	$(177,277)
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	18,234,761	18,509,479	—
Shares sold	2,073,664	5,591,303	4,831,304
Shares issued to shareholders from reinvestment of distributions	228,596	486,397	25,600
Shares redeemed	(5,943,360)	(6,352,418)	(1,778)
Net increase (decrease)	(3,641,100)	(274,718)	4,855,126
Shares outstanding at end of period	14,593,661	18,234,761	4,855,126
Open Shares
Shares outstanding at beginning of period	77,778	394,279	—
Shares sold	36,303	752,866	22,963
Shares issued to shareholders from reinvestment of distributions	1,142	11,594	73
Shares redeemed	(29,910)	(1,080,961)	(1,993)
Net increase (decrease)	7,535	(316,501)	21,043
Shares outstanding at end of period	85,313	77,778	21,043
(a) The Portfolio commenced operations on May 27, 2016.

The accompanying notes are an integral part of these financial statements.

28  Annual Report

The Lazard Funds, Inc. Financial Highlights

LAZARD CAPITAL ALLOCATOR OPPORTUNISTIC STRATEGIES PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Institutional Shares
Net asset value, beginning of period	$9.36	$10.02	$10.24	$10.03	$9.26
Income (loss) from investment operations:
Net investment income (loss) (a)	0.16 ^	0.07	0.04	0.09	0.11
Net realized and unrealized gain (loss)	0.34	(0.46)	0.41	1.12	0.74
Total from investment operations	0.50	(0.39)	0.45	1.21	0.85
Less distributions from:
Net investment income	(0.14)	(0.03)	(0.28)	(0.48)	(0.08)
Net realized gains	—	(0.24)	(0.39)	(0.52)	—
Return of capital	(0.02)	— (b)	—	—	—
Total distributions	(0.16)	(0.27)	(0.67)	(1.00)	(0.08)
Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$9.70	$9.36	$10.02	$10.24	$10.03

Total Return (c)	5.36%^	–3.80%	4.40%	12.22%	9.16%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$141,494	$170,626	$185,489	$214,161	$224,982
Ratios to average net assets:
Net expenses	1.02%^	1.02%	1.02%	1.02%	1.02%
Gross expenses	1.19%	1.18%	1.15%	1.13%	1.12%
Net investment income (loss)	1.72%^	0.66%	0.35%	0.89%	1.13%
Portfolio turnover rate	238%	255%	265%	193%	139%

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Open Shares
Net asset value, beginning of period	$9.32	$10.02	$10.24	$10.03	$9.26
Income (loss) from investment operations:
Net investment income (loss) (a)	0.13 ^	0.01	0.01	0.06	0.07
Net realized and unrealized gain (loss)	0.33	(0.47)	0.41	1.12	0.75
Total from investment operations	0.46	(0.46)	0.42	1.18	0.82
Less distributions from:
Net investment income	(0.11)	— (b)	(0.25)	(0.45)	(0.05)
Net realized gains	—	(0.24)	(0.39)	(0.52)	—
Return of capital	(0.02)	— (b)	—	—	—
Total distributions	(0.13)	(0.24)	(0.64)	(0.97)	(0.05)
Redemption fees	—	—	— (b)	—	—
Net asset value, end of period	$9.65	$9.32	$10.02	$10.24	$10.03

Total Return (c)	4.97%^	–4.51%	4.10%	11.90%	8.84%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$823	$725	$3,950	$2,616	$3,099
Ratios to average net assets:
Net expenses	1.32%^	1.32%	1.32%	1.32%	1.32%
Gross expenses	3.31%	1.66%	1.81%	1.84%	1.67%
Net investment income (loss)	1.43%^	0.15%	0.14%	0.60%	0.69%
Portfolio turnover rate	238%	255%	265%	193%	139%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the current period. The amount of the reimbursement was on a per share basis at less than $0.005 per share. There was no impact on the total return of the Portfolio. The net expenses and net investment income (loss) ratios of the Portfolio would be unchanged as the change to current period custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income (loss).
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

Annual Report  29

LAZARD GLOBAL DYNAMIC MULTI ASSET PORTFOLIO

For the Period
Selected data for a share of capital	5/27/16* to
stock outstanding throughout the period	12/31/16

Institutional Shares
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.06
Net realized and unrealized gain (loss)	(0.01)
Total from investment operations	0.05
Less distributions from:
Net investment income	(0.05)
Net realized gains	— (b)
Total distributions	(0.05)
Net asset value, end of period	$10.00

Total Return (c)	0.53%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$48,544
Ratios to average net assets (d):
Net expenses	0.90%
Gross expenses	2.14%
Net investment income (loss)	0.95%
Portfolio turnover rate	67%

For the Period
Selected data for a share of capital	5/27/16* to
stock outstanding throughout the period	12/31/16

Open Shares
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.04
Net realized and unrealized gain (loss)	(0.01)
Total from investment operations	0.03
Less distributions from:
Net investment income	(0.03)
Net realized gains	— (b)
Total distributions	(0.03)
Net asset value, end of period	$10.00

Total Return (c)	0.35%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$210
Ratios to average net assets (d):
Net expenses	1.20%
Gross expenses	9.43%
Net investment income (loss)	0.72%
Portfolio turnover rate	67%

*	The Portfolio commenced operations on May 27, 2016.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year except for non-recurring expenses.

The accompanying notes are an integral part of these financial statements.

30  Annual Report

The Lazard Funds, Inc. Notes to Financial Statements December 31, 2016

1. Organization

The Lazard Funds, Inc. (the “Fund”) was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-three no-load portfolios (each referred to as a “Portfolio”). This report includes only the financial statements of Capital Allocator Opportunistic Strategies and Global Dynamic Multi Asset (commenced investment operations on May 27, 2016) Portfolios. The financial statements of other Portfolios are presented separately.

The Portfolios are operated as “diversified” funds, as defined in the 1940 Act.

Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each Share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Prospectus).

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in Accounting Standards Codification Topic 946.The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Market values for securities listed on the New York Stock Exchange (“NYSE”), NASDAQ national market or other US or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Exchange-traded options are valued at the last reported sales price on the exchange on which the contract is principally traded. Swap agreements with respect to equity securities generally are valued by an independent pricing service. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value (“NAV”) per share.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

Calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on Europe, Latin and South America and Far East securities exchanges and in over-the-counter markets ordinarily is completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York and on which the NAV of a Portfolio is calculated.

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain

Annual Report  31

derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by a Portfolio. Interest income, if any, is accrued daily. A Portfolio amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

A Portfolio may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions and forward currency contracts represent net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, a Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

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(d) Options Transactions—For hedging and investment purposes, the Portfolios may purchase and write (sell) put and call options. Such options may be traded on US or non-US securities exchanges or on over-the-counter markets.

The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios will not benefit from exercise of an option should the counter-party not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities and other assets.

The risk involved in writing an option is that the Portfolios bear the market risk of an unfavorable change in the price of the security or currency underlying the written option. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolios may not be able to enter into a closing transaction because of an illiquid market. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. When the Portfolios write an option, the premium received by the Portfolios is recorded as a liability and is subsequently adjusted to the current market value of the option written.

During the year ended December 31, 2016, transactions in options written were as follows:

Capital Allocator Opportunistic Strategies Portfolio

Written Options	Number of Contracts	Premiums

Options outstanding at beginning of year	—	$—
Options written	2,330	148,879
Options exercised	(1,330)	(93,131)
Options expired	(1,000)	(55,748)
Options outstanding at end of year	—	$—

During the year ended December 31, 2016, the Global Dynamic Multi Asset Portfolio did not trade in options.

(e) Swap Agreements—Swap agreements on equity securities involve commitments to pay interest in exchange for a market linked return based on a notional amount. The counterparty pays out the total return of the equity security or basket of equity securities and, in return, receives a regular stream of payments, based on an agreed-upon interest rate. To the extent the total return of the security or basket of securities underlying the transaction exceeds (or falls short of) the offsetting interest rate obligation, a Portfolio will receive a payment from (or make a payment to) the counterparty.

Swap agreements generally are valued by an independent pricing service, and the change in value, if any, is recorded as unrealized appreciation (depreciation) on swap agreements in a Portfolio’s accompanying Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swap agreements in a Portfolio’s accompanying Statement of Operations, in addition to any realized gain (loss) recorded upon the termination of swap agreements.

During the year ended December 31, 2016, the Capital Allocator Opportunistic Strategies Portfolio traded in swap agreements.

(f) Federal Income Taxes—The Fund’s policy is to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2016, the following Portfolio had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains with no expiration date as follows:

Portfolio	Amount
Capital Allocator Opportunistic Strategies	$(2,381,189)

Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the

Annual Report  33

Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2016, the following Portfolio elected to defer such losses as follows:

Portfolio	Post-October Capital Loss Deferral	Late-Year Ordinary Loss Deferral

Global Dynamic Multi Asset	$(197)	$(231,293)

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2013-2015; applicable only for Capital Allocator Opportunistic Strategies Portfolio), or expected to be taken in the Portfolios’ 2016 tax returns.

(g) Dividends and Distributions—Dividends from net investment income, if any, will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales and certain derivatives. The book/tax differences relating to shareholder distributions resulted in reclassifications among certain capital accounts as follows:

Portfolio	Paid in Capital	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)

Capital Allocator Opportunistic Strategies	$(248,098)	$123,208	$124,890
Global Dynamic Multi Asset	(1,803)	(83,415)	85,218

The tax character of dividends and distributions paid during the years ended December 31, were as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2016	2015	2016	2015

Capital Allocator Opportunistic Strategies*	$2,135,068	$1,373,879	$—	$3,378,738
Global Dynamic Multi Asset	256,695	N/A	291	N/A

*	Capital Allocator Opportunistic Strategies Portfolio had return of capital distributions of $248,101 in 2016 and $80,451 in 2015.

At December 31, 2016, the components of distributable earnings, on a tax basis, were as follows:

Portfolio	Undistributed Ordinary Income/ Deferred Ordinary Losses	Undistributed Long-Term Capital Gain/ Deferred Capital Losses	Net Unrealized Appreciation (Depreciation) Including Foreign Currency

Capital Allocator Opportunistic Strategies	$—	$(2,381,189)	$3,760,432
Global Dynamic Multi Asset	(55,028)	324	(206,600)

(h) Offering and Organizational Costs—Costs incurred by the Fund in connection with the offering of shares of a new Portfolio are deferred and amortized on a straight line basis over a twelve-month period from the date of commencement of operations of the Portfolio. Organizational costs are expensed as incurred.

(i) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among all Portfolios primarily on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(j) Redemption Fee—Until August 15, 2016, the Portfolios imposed a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees are retained by the Portfolios and are included as paid in capital on the Statements of Assets and Liabilities. The fees are also shown on the Statements of Changes in

34  Annual Report

Net Assets. As of August 15, 2016, redemption fees no longer apply to transactions in Portfolio shares.

(k) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(l) Net Asset Value—NAV per share for each class of each Portfolio is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time).The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. NAV per share is determined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

3. Investment Management, Administration, Custody, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

Capital Allocator Opportunistic Strategies	1.00%
Global Dynamic Multi Asset (a)	0.80

(a) From May 27, 2016 to June 28, 2016, percentage was 0.85%.

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the Portfolios through May 1, 2017 if annualized operating expenses, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” (as defined in Form N-1A) and extraordinary expenses, and excluding shareholder redemption fees or other transaction fees, but including the management fee stated in the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolios, exceed the following percentages of the value of the Portfolios’ average daily net assets for the respective shares:

Portfolio	Institutional Shares	Open Shares

Capital Allocator Opportunistic Strategies	1.02%	1.32%
Global Dynamic Multi Asset	0.90	1.20

During the year ended December 31, 2016, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
	Management	Expenses	Management	Expenses
Portfolio	Fees Waived	Reimbursed	Fees Waived	Reimbursed

Capital Allocator Opportunistic Strategies	$251,620	$—	$7,092	$6,973
Global Dynamic Multi Asset	121,509	96,479	723	3,287

The aforementioned waivers and/or reimbursements are not subject to recoupment by the Investment Manager.

The Fund has entered into an administration agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive up to $18,750 of the $42,500 annual fee for Portfolios with net assets under $25 million. During the year ended December 31, 2016, State Street waived $7,813 of its fee for the Global Dynamic Multi Asset Portfolio.

Annual Report  35

State Street also serves as custodian for the Fund in accordance with a custodian agreement to provide certain custody services.

In December 2015, State Street announced that it had identified inconsistencies in the way in which clients were invoiced for out-of-pocket expenses from 1998 until 2015.The dollar amount difference between what was charged and what should have been charged, plus interest, will be paid back to the affected Portfolios in March 2017 as a reimbursement. This reimbursement was recognized as a change in accounting estimate and reflected as “Reimbursement of custodian fees” in the Statements of Operations. Pursuant to the expense limitations described in Note 3, certain Portfolios have experienced management fee waivers during the year ended December 31, 2016. Accordingly, the reimbursement of out-of-pocket expenses resulted in the reduction in the waiver of management fees for certain Portfolios for the year ended December 31, 2016.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for the first six months after a new Portfolio or share class has commenced operations. During the year ended December 31, 2016, BFDS waived $12,224 of its fee for the Global Dynamic Multi Asset Portfolio.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. For the year ended December 31, 2016, each Director who is not an affiliated person of the Investment Manager or any of its affiliates was paid by the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $190,000, (2) an additional annual fee of $20,000 to the lead Independent Director (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund), and (3) an additional annual fee of $10,000 to the Audit Committee Chair. Effective January 1, 2017, the aggregate compensation for Independent Directors for the Lazard Fund Complex is comprised of: (1) an annual retainer of $210,000, (2) an additional annual fee of $30,000 to the lead Independent Director, and (3) an additional annual fee of $20,000 to the Audit Committee Chair. The Independent Directors may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees are allocated among the portfolios in the Lazard Fund Complex at a rate of $5,000 per portfolio with the remainder allocated based upon each portfolio’s proportionate share of combined net assets. The Statements of Operations show the Independent Directors’ fees and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the year ended December 31, 2016 were as follows:

36  Annual Report

Portfolio	Purchases	Sales

Capital Allocator Opportunistic Strategies	$290,776,834	$329,270,221
Global Dynamic Multi Asset	62,820,920	15,818,608

	US Treasury Securities
Portfolio	Purchases	Sales

Global Dynamic Multi Asset	$952,958	$249,966

For the year ended December 31, 2016, the Portfolios did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings was payable at the higher of the Federal Funds rate or One-Month LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.20% per annum fee on the unused portion of the commitment, payable quarterly in arrears. The Fund has also agreed to pay an upfront fee of 0.05% of the committed line amount. During the year ended December 31, 2016, the following Portfolio had borrowings under the Agreement as follows:

Number of
			Weighted	Days
	Average	Maximum	Average	Borrowings
	Daily Loan	Daily Loan	Interest	were
Portfolio	Balance*	Outstanding	Rate	Outstanding

Capital Allocator Opportunistic Strategies	$2,930,000	$4,230,000	1.44%	3

* For days borrowings were outstanding.

Management believes that the fair value of the liabilities under the line of credit is equivalent to the recorded amount based on its short term maturity and interest rate, which fluctuates with LIBOR. A Portfolio’s outstanding line of credit, if any, would be categorized as Level 2 (see Note 9).

7. Investment Risks

(a) Non-US Securities Risk—A Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

(b) Emerging Market Risk—Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

(c) Foreign Currency Risk—Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Investment Manager does not intend to actively hedge the Portfolios’ foreign currency exposure.

(d) Underlying Funds Risk—Shares of ETFs and closed-end funds in which the Portfolios invest may trade at prices that vary from their NAVs, sometimes significantly. The shares of ETFs and closed-end funds may trade at prices at, below or above their most

Annual Report  37

recent NAV. Shares of closed-end funds, in particular, frequently trade at persistent discounts to their NAV. In addition, the performance of an ETF pursuing a passive index-based strategy may diverge from the performance of the index. ETNs may trade in secondary markets, but typically are redeemable by the issuer. A Portfolio’s investments in Underlying Funds are subject to the risks of Underlying Funds’ investments, as well as to the general risks of investing in Underlying Funds. Portfolio shares will bear not only the Portfolios’ management fees and operating expenses, but also their proportional share of the management fees and operating expenses of the ETFs and closed-end funds in which the Portfolio invests. While ETNs do not have management fees, they are subject to certain investor fees. ETNs are debt securities that, like ETFs, typically are listed on exchanges and their terms generally provide for a return that tracks specified market indexes. However, unlike ETFs and closed-end funds, ETNs are not registered investment companies and thus are not registered under the 1940 Act. In addition, as debt securities, ETNs are subject to the additional risk of the creditworthiness of the issuer. ETNs typically do not make interest payments.

A Portfolio may be limited by the 1940 Act in the amount of its assets that may be invested in ETFs and closed-end funds unless an ETF or a closed-end fund has received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) on which the Portfolio may rely or an exemption is available.

(e) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of a Portfolio’s investments in these securities to decline. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. Risks associated with rising interest rates are heightened given that interest rates in the US and other countries are at or near historic lows.

A Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher-rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering a Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The prices of high yield securities can fall in response to negative news about the issuer or its industry, or the economy in general to a greater extent than those of higher-rated securities. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some fixed-income securities may give the issuer the option to call, or redeem, the securities before their maturity. If securities held by a Portfolio are called during a time of declining interest rates (which is typically the case when issuers exercise options to call outstanding securities), the Portfolio may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolio may not fully benefit

38  Annual Report

from any increase in the value of its portfolio holdings as a result of declining interest rates).

(f) Derivatives Risk—Forward currency contracts, options, futures contracts and credit default swap agreements and other derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Forward currency contracts, swap agreements and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. These derivatives transactions, as well as the exchange-traded futures in which a Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related currency, interest rate, security or other reference asset. As such, a small investment could have a potentially large impact on the Portfolio’s performance. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even if entered into for hedging purposes, may cause a Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation technique may result in transfers into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Portfolios’ investments by each fair value hierarchy level as of December 31, 2016:

Annual Report  39

	Unadjusted
	Quoted Prices in
	Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable
	Assets and Liabilities	Inputs	Inputs	Balance as of
Description	(Level 1)	(Level 2)	(Level 3)	December 31, 2016

Capital Allocator Opportunistic Strategies Portfolio
Assets:
Exchange-Traded Notes	$2,716,175	$—	$—	$2,716,175
Exchange-Traded Funds	80,290,803	—	—	80,290,803
Closed-End Management Investment Companies	13,685,535	—	—	13,685,535
Short-Term Investment	44,965,568	—	—	44,965,568
Total	$141,658,081	$—	$—	$141,658,081
Liabilities:
Other Financial Instruments†
Total Return Swap Agreements	$—	$(70,696)	$—	$(70,696)
Global Dynamic Multi Asset Portfolio
Assets:
Common Stocks*
Australia	$—	$1,197,363	$—	$1,197,363
Belgium	260,964	21,638	—	282,602
Denmark	216,876	130,129	—	347,005
Finland	225,243	63,267	—	288,510
France	—	611,810	—	611,810
Germany	335,776	561,315	—	897,091
Hong Kong	115,383	684,573	—	799,956
Ireland	287,491	16,008	—	303,499
Israel	56,864	154,747	—	211,611
Italy	—	70,913	—	70,913
Japan	578,391	2,664,430	—	3,242,821
Malta	—	31,686	—	31,686
Netherlands	313,832	237,149	—	550,981
New Zealand	—	25,055	—	25,055
Norway	—	186,060	—	186,060
Portugal	—	150,841	—	150,841
Singapore	—	141,091	—	141,091
South Africa	—	10,424	—	10,424
Spain	—	377,368	—	377,368
Sweden	198,968	157,837	—	356,805
United Kingdom	1,172,545	1,624,738	—	2,797,283
United States	21,519,664	19,252	—	21,538,916
Other	2,409,884	—	—	2,409,884
Corporate Bonds*	—	3,918,444	—	3,918,444
Foreign Government Obligations*	—	4,974,379	—	4,974,379
Quasi Government Bonds*	—	521,720	—	521,720
Supranationals	—	604,047	—	604,047
US Municipal Bonds	—	227,464	—	227,464
US Treasury Securities	—	684,226	—	684,226
Short-Term Investment	1,016,533	—	—	1,016,533
Other Financial Instruments†
Forward Currency Contracts	—	186,447	—	186,447
Total	$28,708,414	$20,254,421	$—	$48,962,835
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(283,910)	$—	$(283,910)

*	Please refer to Portfolios of Investments (pages 11 through 23) and Notes to Portfolios of Investments (page 25) for portfolio holdings by country and industry.
†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

40  Annual Report

In connection with the implementation of fair value pricing procedures with respect to non-US securities (see Note 2(a)), certain equity securities in the Global Dynamic Multi Asset Portfolio can transfer from Level 1 to Level 2 as a result of fair value pricing procedures and would revert to Level 1 when the fair value pricing procedures are no longer used. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments. A Portfolio recognizes all transfers between levels as though they were transferred at the beginning of the reporting period.

There were no transfers into or out of Levels 1, 2 or 3 during the year ended December 31, 2016.

For further information regarding security characteristics see Portfolios of Investments.

10. Derivative Instruments

Certain Portfolios may use derivative instruments, including forward currency contracts, options or swap agreements.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

A Portfolio may write or purchase a call or put option to seek to realize, through the receipt of premiums or changes in market value, a greater return than would be realized on the underlying securities alone, or to seek to protect the Portfolio from losses.

A Portfolio enters into swap agreements in an attempt to obtain a particular exposure when it is considered desirable to do so, possibly at a lower cost to such Portfolio than if it had invested directly in the asset that yielded the desired exposure.

Capital Allocator Opportunistic Strategies Portfolio

During the year ended December 31, 2016, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts	$13,700,000	*
Purchased options	$200,000	†
Total return swap agreements	$11,200,000
*	Represents average monthly notional exposure for the six months the derivative instrument was open during the period.
†	Represents average monthly notional exposure for the four months the derivative instrument was open during the period.

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2016:

Fair Value

Liability Derivatives
Equity Risk:
Gross unrealized depreciation on swap agreements	$70,696

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was:

Amount

Realized Gain (Loss) on Derivatives
Equity Risk:
Net realized gain (loss) on investments	$(513,384)
Net realized gain (loss) on written options	$94,300
Net realized gain (loss) on swap agreements	$(406,462)
Foreign Exchange Risk:
Net realized gain (loss) on foreign currency transactions and forward currency contracts	$(791,284)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Equity Risk:
Net change in unrealized appreciation (depreciation) on swap agreements	$85,642
Foreign Exchange Risk:
Net change in unrealized appreciation (depreciation) on foreign currency translations and forward currency contracts	$300,167

Global Dynamic Multi Asset Portfolio

During the year ended December 31, 2016, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts	$11,400,000*
*	Represents average monthly notional exposure for the five months the derivative instrument was open during the period.

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2016:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$186,447
Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$283,910

Annual Report  41

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was:

Amount

Realized Gain (Loss) on Derivatives
Foreign Exchange Risk:
Net realized gain (loss) on foreign currency transactions and forward currency contracts	$(442)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Foreign Exchange Risk:
Net change in unrealized appreciation (depreciation) on foreign currency translations and forward currency contracts	$(97,463)

See Notes 2(c) to 2(e) and the Portfolios of Investments for additional disclosures about derivative instruments.

As of December 31, 2016, Capital Allocator Opportunistic Strategies and Global Dynamic Multi Asset Portfolios hold derivative instruments that are eligible for offset in the Statements of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

The required information for the affected Portfolios are presented in the below table, as of December 31, 2016:

Capital Allocator Opportunistic Strategies Portfolio

Net Amounts of
		Gross Amounts Offset	Liabilities Presented
	Gross Amounts of	in the Statement of	in the Statement of
Description	Recognized Liabilities	Assets and Liabilities	Assets and Liabilities

Total Return Swap Agreements	$70,696	$ —	$70,696

Amounts Not Offset in the
Statement of Assets and Liabilities
Net Amounts of
	Liabilities Presented			Net Amounts
	in the Statement of	Financial	Collateral	of Derivative
Counterparty	Assets and Liabilities	Instruments	Pledged (a)	Liabilities

Goldman Sachs International	$70,696	$ —	$(70,696)	$ —

(a)	Collateral amounts disclosed in the table above may be adjusted due to the requirement to limit collateral amounts to avoid the effect of over-collateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

42  Annual Report

Global Dynamic Multi Asset Portfolio

Net Amounts of
		Gross Amounts Offset	Assets Presented
	Gross Amounts of	in the Statement of	in the Statement of
Description	Recognized Assets	Assets and Liabilities	Assets and Liabilities

Forward Currency Contracts	$186,447	$ —	$186,447

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Net Amounts of
	Assets Presented			Net Amounts
	in the Statement of	Financial	Collateral	of Derivative
Counterparty	Assets and Liabilities	Instruments	Received	Assets

Citibank NA	$114,278	$(44,581)	$—	$69,697
HSBC Bank USA NA	55,910	(55,910)	—	—
JPMorgan Chase Bank NA	8,804	(1,788)	—	7,016
State Street Bank and Trust Co.	7,455	(2,934)	—	4,521
Total	$186,447	$(105,213)	$—	$81,234

Net Amounts of
		Gross Amounts Offset	Liabilities Presented
	Gross Amounts of	in the Statement of	in the Statement of
Description	Recognized Liabilities	Assets and Liabilities	Assets and Liabilities

Forward Currency Contracts	$283,910	$ —	$283,910

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Net Amounts of
	Liabilities Presented			Net Amounts
	in the Statement of	Financial	Collateral	of Derivative
Counterparty	Assets and Liabilities	Instruments	Pledged	Liabilities

Citibank NA	$44,581	$(44,581)	$—	$—
HSBC Bank USA NA	234,607	(55,910)	—	178,697
JPMorgan Chase Bank NA	1,788	(1,788)	—	—
State Street Bank and Trust Co.	2,934	(2,934)	—	—
Total	$283,910	$(105,213)	$—	$178,697

11. Recent Accounting Pronouncements

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

12. Subsequent Events

Management has evaluated subsequent events affecting the Fund through the issuance of the financial statements and has determined that there were no subsequent events that required adjustment or disclosure.

Annual Report  43

The Lazard Funds, Inc. Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Lazard Funds, Inc. and Shareholders of Lazard Capital Allocator Opportunistic Strategies Portfolio and Lazard Global Dynamic Multi Asset Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Lazard Capital Allocator Opportunistic Strategies Portfolio, one of the portfolios constituting The Lazard Funds, Inc. (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. We have also audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Lazard Global Dynamic Multi Asset Portfolio, one of the portfolios constituting the Fund, (collectively with the portfolio mentioned above, the “Portfolios”), as of December 31, 2016, and the related statements of operations and changes in net assets and the financial highlights for the period from May 27, 2016 (commencement of operations) through December 31, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented on or before December 31, 2013 were audited by other auditors whose report, dated February 28, 2014, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lazard Capital Allocator Opportunistic Strategies Portfolio of The Lazard Funds, Inc. as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and the financial position of Lazard Global Dynamic Multi Asset Portfolio of The Lazard Funds, Inc. as of December 31, 2016, the results of its operations, the changes in its net assets, and the financial highlights for the period from May 27, 2016 (commencement of operations) through December 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 27, 2017

44  Annual Report

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Franci J. Blassberg (63)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present); previously, Partner (through 2012)

University of California, Berkeley School of Law, Lecturer (Spring 2017)

Cornell Law School, Visiting Professor of Practice (2015 – 2016); previously, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

Kenneth S. Davidson (71)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)

Aquiline Holdings LLC, an investment manager, Partner (2006 – 2012)

Nancy A. Eckl (54)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (68 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Trevor W. Morrison (45)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Columbia Law School, Professor of Law (2008 – 2013)

Richard Reiss, Jr. (72)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

Resource Americas, Inc., a real estate asset management company, Director (2016 – present)

O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Robert M. Solmson (69)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Annual Report  45

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Interested Directors(4):

Charles L. Carroll (56)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Ashish Bhutani (56)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present)
Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex (comprised of, as of January 31, 2017, 40 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other funds in the Lazard Fund Complex.

(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.

(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.LazardNet.com.

46  Annual Report

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Nathan A. Paul (44)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Christopher Snively (32)	Chief Financial Officer (March 2016)	Senior Vice President of the Investment Manager (since November 2015)

Assurance Manager at PricewaterhouseCoopers LLP (2008 – November 2015)

Stephen St. Clair (58)	Treasurer (May 2003)	Vice President of the Investment Manager

Mark R. Anderson (46)	Chief Compliance Officer (September 2014)	Director and Chief Compliance Officer of the Investment Manager (since September 2014)

Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Tamar Goldstein (41)	Assistant Secretary (February 2009)	Director (since February 2016, previously Senior Vice President), and Director of Legal Affairs (since July 2015) of the Investment Manager

Shari L. Soloway (35)	Assistant Secretary (November 2015)	Senior Vice President, Legal and Compliance, of the Investment Manager (since September 2015)

Vice President and Associate General Counsel of GE Asset Management (July 2011 – September 2015)

Cesar A. Trelles (42)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.

(3)	In addition to Charles L. Carroll, President, whose information is included in the Interested Directors section.

Annual Report  47

The Lazard Funds, Inc. Tax and Other Information (unaudited)

Tax Information

Year Ended December 31, 2016

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2016:

Of the dividends paid by the Portfolios, the corresponding percentage shown below is qualified dividend income.

Portfolio	Percentage

Capital Allocator Opportunistic Strategies	46.73%
Global Dynamic Multi Asset	69.18

Of the dividends paid by the Portfolios, the corresponding percentage represents the amount of each dividend that qualifies for the dividends received deduction available to corporate shareholders.

Portfolio	Percentage

Capital Allocator Opportunistic Strategies	44.21%
Global Dynamic Multi Asset	22.05

Pursuant to Section 871 of the Code, the Portfolios have no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to US nonresident shareholders.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

48  Annual Report

NOTES

Annual Report  49

NOTES

50  Annual Report

NOTES

Annual Report  51

NOTES

52  Annual Report

NOTES

Annual Report  53

NOTES

54  Annual Report

The Lazard Funds, Inc.

30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian

State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com LZDPS030

Lazard Funds Annual Report

December 31, 2016

Emerging Market Funds

Lazard Emerging Markets Equity Portfolio

Lazard Emerging Markets Core Equity Portfolio

Lazard Developing Markets Equity Portfolio

Lazard Emerging Markets Equity Advantage Portfolio

Lazard Emerging Markets Equity Blend Portfolio

Lazard Emerging Markets Multi Asset Portfolio

Lazard Emerging Markets Debt Portfolio

Lazard Explorer Total Return Portfolio

Lazard Emerging Markets Income Portfolio

PRIVACY NOTICE

FACTS	What does Lazard do with your personal information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and credit history

• Assets and income

• Account transactions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Lazard chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Lazard share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share
For nonaffiliates to market to you	No	We do not share

Questions?	Call 800-823-6300 or go to http://www.LazardNet.com

Who we are
Who is providing this notice?	Lazard Asset Management LLC, Lazard Alternatives, LLC, Lazard Asset Management (Canada), Inc., Lazard Asset Management Securities LLC on their own behalf and on behalf of the funds they manage.
What we do
How does Lazard protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal and applicable state laws. These measures include computer safeguards and secured files and buildings.
How does Lazard collect my personal information?

We collect your personal information, for example, when you:

• Open an account

• Seek advice about your investments

• Direct us to buy securities

• Direct us to sell your securities

• Enter into an investment advisory contract

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• Sharing for affiliates’ everyday business purposes—information about your creditworthiness

• Affiliates from using your information to market to you

• Sharing for nonaffiliates to market to you

• State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates may include financial companies whose names include “Lazard”.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. Lazard does not share information with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. Lazard does not jointly market.

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard
3	Investment Overviews
9	Performance Overviews
19	Information About Your Portfolio’s Expenses
22	Portfolio Holdings Presented by Sector and Region
23	Portfolios of Investments
23	Lazard Emerging Markets Equity Portfolio
25	Lazard Emerging Markets Core Equity Portfolio
27	Lazard Developing Markets Equity Portfolio
29	Lazard Emerging Markets Equity Advantage Portfolio
33	Lazard Emerging Markets Equity Blend Portfolio
36	Lazard Emerging Markets Multi Asset Portfolio
49	Lazard Emerging Markets Debt Portfolio
60	Lazard Explorer Total Return Portfolio
68	Lazard Emerging Markets Income Portfolio
71	Notes to Portfolios of Investments
76	Statements of Assets and Liabilities
78	Statements of Operations
80	Statements of Changes in Net Assets
84	Financial Highlights
95	Notes to Financial Statements
119	Report of Independent Registered Public Accounting Firm
120	Board of Directors and Officers Information
123	Tax and Other Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and each Portfolio’s summary prospectus contain the investment objectives, risks, charges, expenses and other information about each Portfolio of the Fund, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Annual Report   1

The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder,

In 2016, global equity markets generally performed well despite significant bouts of volatility caused by unexpected economic and political events. In Europe, returns were muted as the United Kingdom’s June vote to leave the European Union weighed on the pound sterling and UK assets. In December, Prime Minister Matteo Renzi’s resounding defeat in the Italian referendum on constitutional reform and his subsequent resignation added to uncertainty in the region. A surprise outcome to the US presidential election caused US stocks to rally sharply at year-end in anticipation of lower corporate taxes and regulatory reform. Meanwhile, emerging markets equities snapped their negative streak and ended the year firmly higher, primarily as the price of oil and other commodities stabilized.

In the first half of 2016, yields across most global bond markets fell due to uneven news flow and seesawing risk sentiment. However, yields increased toward the end of the year in response to inflationary pressures, higher oil prices, and strong economic data. The US Federal Reserve delivered its long-awaited rate hike in December, and is widely expected to deliver additional hikes in 2017. In contrast, European monetary policy is expected to remain loose, based on announced asset purchase plans from the European Central Bank.

The US dollar continued to strengthen against other major currencies in 2016. The Japanese yen appreciated even after the Bank of Japan adopted a negative interest rate policy early in the year, but weakened considerably in November and December due to Japan’s widening interest rate differential with the United States. Over the year, the biggest currency laggards included the Mexican peso, which was hurt by Donald Trump’s election victory, and the Turkish lira, which was weighed down by a surprise coup attempt in Turkey.

At Lazard Asset Management, we strive to identify ways to help our clients achieve their investment goals. As such, we launched two mutual funds in 2016 with characteristics that we believe can help investors navigate a changing financial landscape.

As always, we appreciate your continued confidence in our investment management capabilities and we feel privileged that you have turned to Lazard for your investment needs.

Sincerely,

Lazard Asset Management LLC

2  Annual Report

The Lazard Funds, Inc. Investment Overviews

Emerging Markets Equities, Debt, and Currency

Following a year of heightened deflationary pressures and concerns over the sustainability of world economic activity, equities in the developing world were able to rebound in 2016. The improvement was primarily caused by some adjustments in political policy in several countries, most prominently Brazil and Russia, coupled with a stabilizing trend in commodity prices. The MSCI Emerging Markets® Index (the “EM Index”) finished the year 11.2% higher with increasing share prices across all regions. However, in contrast to most of the last three years, Asian emerging markets recorded the worst regional return, rising by just over 6%. Latin American markets were dominated by returns in Brazil, and rose by 31%, while eastern European markets were aided by a strong rebound in Russia and increased by almost 38%. The year began with unsuccessful efforts by the People’s Bank of China (PBoC) to significantly devalue the renminbi, which shook global markets. Investors witnessed several commodities’ prices bottoming in the first quarter, and then prices subsequently increased as capacity was removed. The Brexit vote, which resulted in a requirement that the United Kingdom leave the European Union in the near future, also surprised investors, but did not, up to this point, destabilize emerging markets. An unsuccessful coup in Turkey, caused market disruption as President Recep Tayyip Erdogan made efforts to remove members of the Gulen movement from government office. In November, the election of Donald Trump as US president had the effects of increasing confidence in US economic activity and the US dollar and again pressuring several developing markets currencies, especially the Mexican peso and Chinese renminbi.

In Asian markets, the election of President Rodrigo Duterte in the Philippines ushered in unusual law and order as well as defense policies and rhetoric resulting in poor returns. The scandal involving 1MDB, a government run strategic development company, held back equity returns in Malaysia. Indian Prime Minister Narendra Modi’s decision to prohibit larger currency bills as a means of decreasing the informal economy and raise tax receipts also caused some market disruption. Chinese company shares were adversely affected by the devaluation efforts of the PBoC but also suffered from ongoing economic lethargy and a tightening in liquidity. Several Asian markets, however, performed well. Indonesian company stocks rebounded strongly after considerable weakness in 2015. The Taiwanese market benefited especially from technology companies’ increased demand for sophisticated integrated circuits. Despite King Bhumibol Adulyadej’s death, Thai company shares rebounded on signs of improving economic activity.

The Mexican market suffered greatly during 2016 as US President-elect Donald Trump threatened to renegotiate the NAFTA trade agreement. Elsewhere in Latin America, markets finished considerably higher based on a commodity price recovery and improved political trends. In Peru, market-friendly candidate Pedro Pablo Kuczynski narrowly won the presidency. The biggest change, however, happened in Brazil. A telephone conversation between President Dilma Rousseff and former President Lula, allegedly protecting him from an investigation, was leaked in March and set in motion her ultimate impeachment. This had the effect of markedly strengthening the real, as well as share prices, as investors became much less pessimistic about the economic trends. As a result, Brazilian equities ended the year 66% higher, outperforming all other emerging markets.

Returns were more mixed across eastern European, Middle East, and African markets. Lack of policy direction in Greece resulted in more weakness there. A decision to completely float the Egyptian pound caused a near 100% currency devaluation and considerable market weakness in Egypt. The unsuccessful coup attempt in Turkey and subsequent political and economic turbulence resulted in another weak year for that market. In South Africa, an apparent dispute between President Jacob Zuma and Finance Minister Pravin Gordhan over corruption weakened equity prices in the country until the release of a report in November, which found serious evidence of graft in Zuma’s government. The market then rallied on the higher likelihood that Zuma will not run again. Russian company shares rose by more than 54% in the year, aided by strengthening crude oil prices, conservative fiscal policies, and the possibility of improving relations with the United States following the election of Donald Trump.

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By sector, materials and energy stocks recorded strong returns, outperforming the EM Index. In contrast, the consumer discretionary, consumer staples, health care, and real estate performed particularly poorly and underperformed the EM Index.

Lazard Emerging Markets Equity Portfolio

For the year ended December 31, 2016, the Lazard Emerging Markets Equity Portfolio’s Institutional Shares posted a total return of 20.52%, while Open Shares posted a total return of 20.17%, and R6 Shares posted a total return of 20.52%, as compared with the 11.19% return for the EM Index.

During the period, shares of Sberbank, a Russian bank, rose on the back of continued strong operating performance and after management provided upbeat guidance for 2017. With improving loan growth and increased deposits, management has projected return of equity in the high teens. Banco do Brasil, a Brazilian bank, benefited from an improving return outlook with rising margins and healthier capital ratios. Taiwan Semiconductor Manufacturing, a Taiwanese semiconductor manufacturer, benefited from positive trends in the semiconductor industry as well as from reports of stronger-than-expected iPhone sales. Shares of Samsung Electronics, a Korean manufacturer of electronic goods, also rose with a display division turnaround. Stock selection within the financials, industrials, and consumer discretionary sectors, and within China, Korea, and Russia helped performance. A higher-than-benchmark exposure to Russia and Brazil, and a lower-than-benchmark exposure to China, added value.

In contrast, shares of Baidu, a Chinese search engine company, declined after management guided down expectations for the fourth quarter amid continued weakness in one of its areas of business after a government clampdown. Shares of PLDT, a Philippine telecom services company, fell due to expectations for further weakness as the company pursues its three-year turnaround strategy. Bharat Heavy Electricals, an Indian manufacturer of power plant equipment, posted poor earnings for the third quarter of 2016 on the back of increased competition. Shares of Hanwha Life Insurance, a Korean insurance company, fell on expectations for a continued environment of low interest rates in Korea.

Lazard Emerging Markets Core Equity Portfolio

For the year ended December 31, 2016, the Lazard Emerging Markets Core Equity Portfolio’s Institutional Shares posted a total return of 3.47%, while Open Shares posted a total return of 3.17%, as compared with the 11.19% return for the EM Index.

During the year, Korea-based Samsung Electronics performed well after strong third quarter results reaffirmed an improving growth outlook driven by its strong semiconductor and display businesses, while growing optimism due to a shareholder return policy and potential group restructuring also helped. Taiwan Semiconductor Manufacturing, the world’s largest contract chip manufacturer, outperformed as it reported strong sales and reiterated its 2016 full-year revenue growth target. Shares of LUKOIL, a Russian integrated oil company, increased as its third quarter results showed better-than-expected free cash flow and that their newly commissioned Caspian oil field is performing ahead of expectations. Largan Precision, a Taiwanese supplier of camera lens modules for smartphones, rose on its improved growth outlook for higher spec camera lens and dual camera adoption. Stock selection in Indonesia and in the information technology sector was positive for performance.

In contrast, shares of CT Environmental, a Chinese water utility company, came under pressure following a report issued by a short-seller questioning the company’s financial performance and management’s integrity. We exited the position in the fourth quarter. Lenovo, a Chinese technology company that we sold earlier in the year, underperformed due to weaker consumer demand and delayed replacements for PCs. Ping An Insurance, the second largest insurer in China, declined on a pick-up in volatility in Chinese equities and a weakening renminbi. Shares of Vipshop, a flash sales e-commerce retailer in China, ended lower for the year as slower new customer acquisition in the third quarter led to concerns over the company’s ability to optimize user growth and quality. Stock selection in China and Brazil, as well as in the consumer discretionary, consumer staples, financials, and industrials sectors, hurt performance. Additionally, underweight exposures to Brazil and South Africa, along with overweight exposures to Mexico and Turkey, weighed on returns.

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Lazard Developing Markets Equity Portfolio

For the year ended December 31, 2016, the Lazard Developing Markets Equity Portfolio’s Institutional Shares posted a total return of 14.81%, while Open Shares posted a total return of 14.31%, as compared with the 11.19% return for the EM Index.

During the period, Sberbank, the largest bank in Russia, outperformed after reporting higher margins and lower credit costs. Credicorp, the largest commercial bank in Peru, did well on the back of strong credit growth and stable asset quality. First Quantum Minerals, a Canadian copper miner with assets in Zambia, rose after the company sold one of its mines, and improved its balance sheet. Novatek, an independent Russian gas producer, outperformed on strong results, higher oil prices, and positive commentary regarding progress on its Yamal liquefied natural gas project. Largan Precision, a Taiwanese lens manufacturer, did well on expanding adoption of dual camera technology in smartphones. Stock selection in the energy, financials, materials, and information technology sectors, as well as in Russia, Brazil, Turkey, South Africa, China, and Taiwan helped performance. A lower-than-index exposure to the consumer staples, telecommunication services, real estate, and utilities sectors, as well as to Malaysia, and a higher-than-index exposure to the energy sector, as well as to Colombia, Peru, and Russia, added value.

In contrast, Aurobindo Pharma, an Indian generics manufacturer, underperformed on the back of an US Food & Drug Administration (FDA) 483 letter (a form used by the FDA to document and communicate concerns discovered during inspections) issued on one of its facilities, and concerns about drug pricing. CJ CGV, a cinema operator based in Korea, underperformed on weaker earnings due to lackluster box office sales. China State Construction International Holdings, a Chinese building and engineering services firm, lagged as strong orders failed to generate the expected sales and earnings growth due to project delays. Vipshop Holdings, a flash sales e-commerce retailer in China, underperformed on lower-than-expected new user growth reported in the back half of the year. Hansae, a Korean apparel manufacturer, underperformed on weak US retail sales. We sold this stock during the year. Stock selection in the consumer discretionary, health care, and industrials sectors, as well as in Korea and India, detracted value. A lower-than-index exposure to the information technology sector, as well as to Brazil, Taiwan, Thailand, and South Africa, and a higher-than-index exposure to the health care and industrials sectors, as well as to India and Turkey, hurt performance.

Lazard Emerging Markets Equity Advantage Portfolio

For the year ended December 31, 2016, the Lazard Emerging Markets Equity Advantage Portfolio’s Institutional Shares posted a total return of 9.83%, while Open Shares posted a total return of 9.51%, as compared with the 11.19% return for the EM Index.

Sector allocations marginally contributed to performance, but were more than offset by stock selection. The overweight to materials and information technology sectors and underweight to consumer discretionary and consumer staples sectors all benefited the Portfolio, partially offset by the overweight to the industrials and utilities sectors. Stock selection was weak, outperforming the benchmark in only four out of eleven sectors. Strength in the information technology and consumer staples sectors was more than offset by weakness in the real estate, industrials and energy sectors.

Stocks that provided the largest benefit to the Portfolio included Sberbank, which benefited from the strength in the Russian market and upward guidance from management. Strong loan and deposit growth also benefited the stock. MOL Hungarian Oil and Gas rallied for the year as the improvement in energy prices benefited the stock. Company management has aggressively managed their capital spending and production and has diversified their business mix by investing in higher-margin chemicals and retail businesses. Taiwan Semiconductor Manufacturing rallied for the year as their semi-conductor technology continues to lead the industry and the company continues to see improvement in their margins. Even with smartphone growth in the mid-single digits, the chip content in each phone continues to expand at a faster rate, feeding into their growth story.

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Detractors included Tipco Asphalt, as a decline in asphalt prices, as well as a curtailment in government infrastructure spending, caused a sell-off in the stock. We sold our position in the company during the year. China Overseas Land & Investment struggled during the year as concerns over their growth and strategic direction surfaced as the company embarked on several acquisitions. The surprise resignation of the Chairman also concerned investors. We continue to rate the stock highly, especially given its price/earnings. Gentera, the Mexican regional bank holding company, sold off with the market after the US elections. Concerns over an economic slowdown and lessening asset quality weighed on the sector. We continue to find Gentera well-positioned with a stronger financial position than many of its competitors.

Model performance was mixed for most of the year with valuation measures performing well throughout most of the period. Sentiment and growth measures were inconsistent throughout most of the year reflecting investor uncertainty over the macro environment. Quality measures recovered in the fourth quarter and provided a positive source of return.

Lazard Emerging Markets Equity Blend Portfolio

For the year ended December 31, 2016, the Lazard Emerging Markets Equity Blend Portfolio’s Institutional Shares posted a total return of 13.12%, while Open Shares posted a total return of 12.74%, as compared with the 11.19% return for the EM Index.

Changes made to the market forecast during 2016 reflected a consideration of many factors, including monetary policies of central banks around the globe; global macro data readings in China (particularly the Purchasing Managers Index, which measures economic activity), the United States, the euro zone, and Japan; fiscal policy in developed and emerging markets; geopolitical events and risks including elections and referenda; and equity and fixed income valuations, along with other data.

For the full year 2016, stock selection in the financials, consumer staples, and real estate sectors and lower-than-index exposures to the consumer staples and real estate sectors added value, as did stock selection in Russia, Korea, China, and Malaysia, higher-than-index exposure to Russia and lower-than-index exposures to Korea and Malaysia. In contrast, stock selection in the energy and consumer discretionary sectors detracted from performance, as did stock selection in Brazil, Mexico, and Taiwan, lower-than-index exposure to Brazil and higher-than-index exposure to Mexico. Our exposure to small caps over the period also detracted. The Portfolio does not use derivatives.

Lazard Emerging Markets Multi Asset Portfolio

For the year ended December 31, 2016, the Lazard Emerging Markets Multi Asset Portfolio’s Institutional Shares posted a total return of 8.91%, while Open Shares posted a total return of 8.58%, as compared with the 11.19% return for the EM Index.

Changes made to the market forecast during 2016 reflected a consideration of many factors, including monetary policies of central banks around the globe; global macro data readings in China (particularly the Purchasing Managers Index, which measures economic activity), the United States, the euro zone, and Japan; fiscal policy in developed and emerging markets; geopolitical events and risks including elections and referenda; and equity and fixed income valuations, along with other data.

For the full year of 2016, stock selection in the financials, information technology, real estate, and industrials sectors, higher-than-index exposure to information technology and lower-than-index exposure to real estate added value, as did stock selection in Russia, Korea, and Malaysia, higher-than-index exposures to Russian equities and lower-than-index exposure to Korean and Malaysian equities. Exposure to the local debt of South Africa and the local currencies of Russia, South Africa, and Uruguay—implemented via derivative instruments—also contributed, as did exposures to the external debt of Argentina, Venezuela, and Slovenia and to the local debt of Brazil. In contrast, stock selection in the consumer discretionary and energy sectors and lower-than-index exposure to the materials sector detracted from performance, as did stock selection in Brazil, Mexico, and Taiwan, lower-than-index exposure to Brazilian equities and higher-than-index exposure to Mexican equi-

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ties, exposure to the local currencies of Mexico, Turkey, and Malaysia—implemented via derivative instruments—and external debt positions in Turkey and Belize. Our exposure to small cap equities also detracted for the year.

Lazard Emerging Markets Debt Portfolio

For the year ended December 31, 2016, the Lazard Emerging Markets Debt Portfolio’s Institutional Shares posted a total return of 8.50%, while Open Shares posted a total return of 8.13%, as compared with the 10.16% return for the blended 50% JPMorgan EMBI Global Diversified® Index/50% JPMorgan GBI-EM Global Diversified® Index (the “Global Diversified Index”). The R6 Shares posted a total return of -3.06% for the period since inception on July 28, 2016 through December 31, 2016, as compared with the -2.50% return for the Global Diversified Index for the same period.

From a top-down perspective, asset allocation within the Portfolio detracted from relative performance. The Portfolio was overweight external debt during the first quarter, when local debt outperformed external debt by nearly 6 percentage points, representing its largest margin of quarterly outperformance over external debt since the second quarter of 2007. Throughout the rest of the year, we maintained a more neutral asset allocation in the Portfolio.

Bottom-up security selection also detracted from relative performance, primarily within the Portfolio’s local currency allocation. The biggest detractor within this allocation was an overweight duration position in Indonesia. This position was primarily held late in the year and weighed on returns as Indonesian rates underperformed amid the sharp increase in US Treasury yields during the fourth quarter. Within the Portfolio’s external debt allocation, an overweight position in El Salvador detracted as the country’s debt underperformed due to concerns that tighter US immigration policy will reduce remittances.

Leading contributors to relative returns included overweight positions in high yielding credits and underweight positions in low yielding investment grade credits. For most of the year, we maintained over-

weight positions in the biggest outperformers among emerging markets high-yield issuers, including Venezuela, Ghana, Ecuador, and Argentina, and underweights in low yielding underperformers such as China, Poland, the Philippines, and Lithuania.

The Portfolio management team uses currency forward contracts, both opportunistically, for direct currency exposure, and defensively, for hedging purposes. During the year, the use of currency forwards detracted from the Portfolio’s relative performance.

Lazard Explorer Total Return Portfolio

For the year ended December 31, 2016, the Lazard Explorer Total Return Portfolio’s Institutional Shares posted a total return of 7.23%, while Open Shares posted a total return of 6.83%, as compared with the 10.16% return for the Global Diversified Index.

Throughout the year, we were highly tactical in adjusting the Portfolio’s net exposure, which ranged from approximately 50% to 95%. In general, the Portfolio’s net long exposure was focused on hard currency sovereign debt, which contributed positively to performance both on an absolute basis and relative to the blended index. In absolute terms, the Portfolio’s performance benefited from its position in Argentina, which was also its largest exposure. Argentina’s debt performed well due to expectations of the country’s return to the capital markets and its settlement with holdout creditors. A long position in Venezuela, which was the best-performing sovereign credit issuer for the year, also contributed meaningfully to performance. The Portfolio’s net long position in emerging markets corporates was also beneficial.

Positive performance from the Portfolio’s external debt allocation was partially offset by relative value positioning in local currencies. Specifically, a long position in the Mexican peso, held primarily against the Chilean peso, detracted from absolute returns. The Mexican peso significantly underperformed throughout the year owing to a combination of technical factors, slowing domestic growth, and the increased likelihood of protectionist US trade policy. We eliminated the position in September, in advance of the US

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presidential election. To a lesser extent, a long position in the Polish zloty, held against the euro on valuation grounds, detracted early in the year following Standard & Poor’s unexpected downgrade of Poland’s credit rating.

The Portfolio management team uses currency forwards, both opportunistically, for direct currency exposure, and defensively, for hedging purposes; credit default swaps; and interest rate swaps. For the year, the use of derivatives detracted from the Portfolio’s performance.

Lazard Emerging Markets Income Portfolio

For the year ended December 31, 2016, the Lazard Emerging Markets Income Portfolio’s Institutional Shares posted a total return of 2.82%, while Open Shares posted a total return of 2.52%, as compared with the 3.54% return for the JPMorgan Emerging Local Markets® Index Plus.

The Portfolio’s best relative performance for the period was earned in emerging Europe, where active currency management along with country and security selection aided returns. An overweight to Russia predicated on its high yield, current account surplus, shrinking capital outflows, disinflation and emergence from recession added 46 basis points (bps), while active management of Polish exposure (opportunistic security selection in local debt and nimble currency management) added 45 bps. Elsewhere, security selection in South African, Romanian, and Indonesian local debt—along with active currency management in these markets—added 45 bps in aggregate. Out-of-index exposure to Kazakhstan and Argentina helped as both markets benefited from high yield along with currency stability in the former. Finally, an underweight exposure to China added 14 bps.

Conversely, Mexico and Turkey were the largest detractors from relative performance. Overweight Mexico (foreign exchange and government debt) detracted as the peso lagged due to concerns over Donald Trump’s rhetoric and its convenient use as a risk hedge due to ample liquidity and low interest rates. Turkish exposure cost 36 bps. Active currency management and security selection detracted as bonds weakened due to interest rate sensitivity, loosening fiscal policy, and elevated political risk. An overweight to Malaysia detracted due to fourth quarter weakness spurred by sensitivity to US dollar gains. An overweight to Hungary detracted relative to the benchmark. However, this loss was more than offset by other regional underweights (e.g., Czech and Romanian).

Notes to Investment Overviews:

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, such Portfolio’s returns would have been lower. Past performance is not indicative, or a guarantee, of future results. Return for a period of less than one year is not annualized.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of December 31, 2016; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

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The Lazard Funds, Inc. Performance Overviews

Lazard Emerging Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Equity Portfolio and EM Index*

Average Annual Total Returns*

Periods Ended December 31, 2016

	One Year	Five Years	Ten Years	Since Inception †
Institutional Shares**	20.52%	2.28%	2.90%	6.55%
Open Shares**	20.17%	2.00%	2.59%	6.26%
R6 Shares**	20.52%	N/A	N/A	-2.16%
EM Index	11.19%	1.28%	1.84%	4.86%
				(Institutional Shares)
				5.38%
				(Open Shares)
				-2.87%
				(R6 Shares)

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived by the Portfolio’s Investment Manager or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares, Open Shares and R6 Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was July 15, 1994, for the Open Shares was January 8, 1997 and for the R6 Shares was January 19, 2015.

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Lazard Emerging Markets Core Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Core Equity Portfolio and EM Index*

Average Annual Total Returns*

Periods Ended December 31, 2016

	One Year	Since Inception	†
Institutional Shares**	3.47%	-3.26%
Open Shares**	3.17%	-3.60%
EM Index	11.19%	-3.32%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was October 31, 2013.

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Lazard Developing Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Developing Markets Equity Portfolio and EM Index*

Average Annual Total Returns*

Periods Ended December 31, 2016

	One Year	Five Years	Since Inception	†
Institutional Shares**	14.81%	0.22%	3.33%
Open Shares**	14.31%	-0.12%	3.01%
EM Index	11.19%	1.28%	3.57%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was September 30, 2008.

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Lazard Emerging Markets Equity Advantage Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Equity Advantage Portfolio and EM Index*

Average Annual Total Returns*

Periods Ended December 31, 2016

	One Year	Since Inception	†
Institutional Shares**	9.83%	-6.33%
Open Shares**	9.51%	-6.62%
EM Index	11.19%	-6.76%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was May 29, 2015.

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Lazard Emerging Markets Equity Blend Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Equity Blend Portfolio and EM Index*

Average Annual Total Returns*

Periods Ended December 31, 2016

	One Year	Five Years	Since Inception	†
Institutional Shares**	13.12%	1.05%	0.67%
Open Shares**	12.74%	0.80%	0.40%
EM Index	11.19%	1.28%	1.36%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was May 28, 2010.

Annual Report  13

Lazard Emerging Markets Multi Asset Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Multi Asset Portfolio and EM Index*

Average Annual Total Returns*

Periods Ended December 31, 2016

	One Year	Five Years	Since Inception	†
Institutional Shares**	8.91%	0.21%	-2.37%
Open Shares**	8.58%	-0.18%	-2.67%
EM Index	11.19%	1.28%	-2.75%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

Before April 30, 2014, the Portfolio was known as Lazard Emerging Markets Multi-Strategy Portfolio.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was March 31, 2011.

14  Annual Report

Lazard Emerging Markets Debt Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Debt Portfolio, JPMorgan EMBI Global Diversified® Index, JPMorgan GBI-EM Global Diversified® Index and Global Diversified Index*

Average Annual Total Returns*

Periods Ended December 31, 2016

	One Year	Five Years	Since Inception †
Institutional Shares**	8.50%	1.43%	1.50%
Open Shares**	8.13%	1.15%	1.21%
R6 Shares**	N/A	N/A	-3.06%
JPMorgan EMBI Global Diversified Index	10.15%	5.91%	6.38%
			(Institutional and
			Open Shares)
			-1.82%
			(R6 Shares)
JPMorgan GBI-EM Global Diversified Index	9.94%	-1.29%	-1.39%
			(Institutional and
			Open Shares)
			-3.21%
			(R6 Shares)
Global Diversified Index	10.16%	2.32%	2.50%
			(Institutional and
			Open Shares)
			-2.50%
			(R6 Shares)

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, also exclude adjustments related to reimbursed custodian out-of-pocket expenses (Note 3 in the Notes to Financial Statements), and may differ from amounts reported in the financial highlights.

Annual Report  15

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The JPMorgan EMBI Global Diversified Index is a uniquely-weighted version of the EMBI Global® Index. The JPMorgan GBI-EM Global Diversified Index is a uniquely-weighted version of the GBI-EM Global® Index. These indices limit the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The Global Diversified Index is a 50/50 blend of the JPMorgan EMBI Global Diversified Index and the JPMorgan GBI-EM Global Diversified Index. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares, Open Shares and R6 Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional and Open Shares was February 28, 2011 and for the R6 Shares was July 28, 2016.

16  Annual Report

Lazard Explorer Total Return Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Explorer Total Return Portfolio, JPMorgan EMBI Global Diversified Index, JPMorgan GBI-EM Global Diversified Index and Global Diversified Index*

Average Annual Total Returns*

Periods Ended December 31, 2016

	One Year	Since Inception	†
Institutional Shares**	7.23%	0.54%
Open Shares**	6.83%	0.22%
JPMorgan EMBI Global Diversified Index	10.15%	6.09%
JPMorgan GBI-EM Global Diversified Index	9.94%	-4.07%
Global Diversified Index	10.16%	0.96%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The JPMorgan EMBI Global Diversified Index is a uniquely-weighted version of the EMBI Global Index. The JPMorgan GBI-EM Global Diversified Index is a uniquely-weighted version of the GBI-EM Global Index. These indices limit the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The Global Diversified Index is a 50/50 blend of the JPMorgan EMBI Global Diversified Index and the JPMorgan GBI-EM Global Diversified Index. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was June 28, 2013.

Annual Report  17

Lazard Emerging Markets Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Income Portfolio and JPMorgan Emerging Local Markets® Index Plus*

Average Annual Total Returns*

Periods Ended December 31, 2016

	One Year	Since Inception	†
Institutional Shares**	2.82%	-5.20%
Open Shares**	2.52%	-5.48%
JPMorgan Emerging Local Markets Index Plus	3.54%	-4.57%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The JPMorgan Emerging Local Markets Index Plus tracks total returns for local currency-denominated money market instruments in 23 emerging markets countries. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was April 30, 2014.

18  Annual Report

The Lazard Funds, Inc. Information About Your Portfolio’s Expenses

Expense Example

As a shareholder in a Portfolio of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2016 through December 31, 2016 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report  19

Portfolio	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
		’
Emerging Markets Equity**
Institutional Shares
Actual	$1,000.00	$1,058.00	$5.64	1.09%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.66	$5.53	1.09%
Open Shares
Actual	$1,000.00	$1,056.40	$6.93	1.34%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.40	$6.80	1.34%
R6 Shares
Actual	$1,000.00	$1,058.00	$5.64	1.09%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.66	$5.53	1.09%

Emerging Markets Core Equity
Institutional Shares
Actual	$1,000.00	$1,014.60	$6.58	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.60	$6.60	1.30%
Open Shares
Actual	$1,000.00	$1,012.80	$8.10	1.60%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.09	$8.11	1.60%

Developing Markets Equity
Institutional Shares**
Actual	$1,000.00	$1,044.10	$5.96	1.16%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.30	$5.89	1.16%
Open Shares
Actual	$1,000.00	$1,041.80	$8.26	1.61%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.04	$8.16	1.61%

Emerging Markets Equity Advantage
Institutional Shares
Actual	$1,000.00	$1,024.60	$5.60	1.10%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.61	$5.58	1.10%
Open Shares
Actual	$1,000.00	$1,022.80	$7.12	1.40%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.10	$7.10	1.40%

Emerging Markets Equity Blend
Institutional Shares**
Actual	$1,000.00	$1,039.70	$6.26	1.22%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.00	$6.19	1.22%
Open Shares
Actual	$1,000.00	$1,037.60	$8.19	1.60%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.09	$8.11	1.60%

Emerging Markets Multi Asset
Institutional Shares
Actual	$1,000.00	$1,026.30	$6.62	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.60	$6.60	1.30%
Open Shares
Actual	$1,000.00	$1,024.50	$8.14	1.60%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.09	$8.11	1.60%

20  Annual Report

Portfolio	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16	Annualized Expense Ratio During Period 7/1/16 - 12/31/16

Emerging Markets Debt
Institutional Shares**
Actual	$1,000.00	$974.30	$4.67	0.94%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.41	$4.77	0.94%
Open Shares
Actual	$1,000.00	$974.40	$6.25	1.26%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.80	$6.39	1.26%
R6 Shares†
Actual	$1,000.00	$1,000.00	$3.88	0.91%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.43	$3.91	0.91%

Explorer Total Return
Institutional Shares
Actual	$1,000.00	$1,010.80	$5.51	1.09%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.66	$5.53	1.09%
Open Shares
Actual	$1,000.00	$1,009.00	$7.32	1.45%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.85	$7.35	1.45%

Emerging Markets Income
Institutional Shares
Actual	$1,000.00	$971.50	$4.46	0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.61	$4.57	0.90%
Open Shares
Actual	$1,000.00	$970.90	$5.95	1.20%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.10	$6.09	1.20%

*	Expenses are equal to the annualized expense ratio, net of expense waivers and reimbursements, of each Share class multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).
**	Excludes impact of the custodian out-of-pocket expenses that were reimbursed to the Portfolio during the current period. Refer to Note 3 in the Notes to Financial Statements.
†	The inception date for the R6 Shares was July 28, 2016.

Annual Report  21

The Lazard Funds, Inc. Portfolio Holdings Presented by Sector and Region December 31, 2016

Sector*	Lazard Emerging Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Equity Advantage Portfolio	Lazard Emerging Markets Equity Blend Portfolio	Lazard Emerging Markets Multi Asset Portfolio

Consumer Discretionary	8.1%	10.9%	10.9%	8.1%	9.5%	5.1%
Consumer Staples	6.0	3.4	2.5	5.8	3.1	1.6
Energy	8.6	8.1	13.3	8.7	8.2	6.0
Financials	29.8	24.6	25.8	24.3	26.9	14.4
Health Care	0.7	1.6	7.8	2.3	3.1	1.0
Industrials	5.5	2.4	8.5	5.2	7.2	3.5
Information Technology	22.7	30.8	21.3	25.2	29.2	14.1
Materials	3.8	10.9	7.0	9.0	4.4	3.7
Real Estate	—	0.8	0.9	2.2	0.5	0.2
Telecommunication Services	10.7	5.0	—	5.2	3.9	3.3
Utilities	—	1.1	—	4.0	—	1.3
Sovereign Debt	—	—	—	—	—	27.7
US Treasury Securities	—	—	—	—	—	5.3
Short-Term Investments	4.1	0.4	2.0	—	4.0	12.7
Purchased Options	—	—	—	—	—	0.1
Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Region*	Lazard Emerging Markets Debt Portfolio	Lazard Explorer Total Return Portfolio	Lazard Emerging Markets Income Portfolio

Africa	14.5%	13.3%	1.7%
Asia	21.8	11.2	3.1
Europe	15.9	11.9	19.6
North America	11.9	9.3	56.5
South America	27.5	28.1	12.1
Short-Term Investments	8.4	26.2	7.0
Total Investments	100.0%	100.0%	100.0%

*	Represents percentage of total investments.

22  Annual Report

The Lazard Funds, Inc. Portfolios of Investments December 31, 2016

Description	Shares	Fair Value

Lazard Emerging Markets Equity Portfolio

Common Stocks | 95.5%

Argentina | 1.6%
YPF SA Sponsored ADR	10,804,726	$178,277,979

Brazil | 10.5%
Ambev SA ADR	29,696,940	145,811,976
Banco do Brasil SA	31,922,734	273,511,713
BB Seguridade Participacoes SA	21,034,000	182,077,948
CCR SA	34,371,334	167,487,982
Cielo SA	27,339,466	233,327,529
Localiza Rent a Car SA	8,206,907	85,941,791
Natura Cosmeticos SA	7,067,178	49,723,257
		1,137,882,196
China | 16.0%
AAC Technologies Holdings, Inc.	11,613,000	104,477,250
Baidu, Inc. Sponsored ADR (a)	1,772,439	291,406,696
China Construction Bank Corp., Class H	664,154,220	508,817,759
China Mobile, Ltd. Sponsored ADR	5,222,004	273,789,670
China Shenhua Energy Co., Ltd., Class H	43,750,610	81,597,051
CNOOC, Ltd.	60,638,000	74,864,131
NetEase, Inc. ADR	1,333,304	287,113,683
Weichai Power Co., Ltd., Class H †	71,090,644	109,023,831
		1,731,090,071
Egypt | 0.8%
Commercial International Bank Egypt SAE GDR	24,555,579	89,601,049

Hong Kong | 0.4%
Huabao International Holdings, Ltd. (a)	97,954,000	41,455,846

Hungary | 1.9%
OTP Bank Nyrt.	7,180,285	204,951,445

India | 9.5%
Axis Bank, Ltd.	27,073,120	179,035,822
Bajaj Auto, Ltd.	2,448,917	94,787,837
Bharat Heavy Electricals, Ltd.	23,827,525	42,332,531
HCL Technologies, Ltd.	11,123,686	135,137,401
Hero MotoCorp, Ltd.	3,392,161	150,991,975
Oil and Natural Gas Corp., Ltd.	1,152,379	3,236,674
Punjab National Bank (a)	56,702,802	95,402,492
Tata Consultancy Services, Ltd.	9,232,463	321,065,983
		1,021,990,715
Description	Shares	Fair Value

Indonesia | 5.9%
PT Astra International Tbk	235,481,000	$144,007,896
PT Bank Mandiri (Persero) Tbk	220,215,021	188,304,483
PT Semen Indonesia (Persero) Tbk	96,500,600	65,438,906
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	8,060,409	235,041,526
		632,792,811
Malaysia | 0.6%
British American Tobacco Malaysia Berhad	6,861,600	68,204,192

Mexico | 3.3%
America Movil SAB de CV, Class L Sponsored ADR	14,233,123	178,910,356
Grupo Mexico SAB de CV, Series B	35,165,718	95,490,192
Kimberly-Clark de Mexico SAB de CV, Series A	43,363,837	78,089,695
		352,490,243
Pakistan | 2.5%
Habib Bank, Ltd.	41,074,800	107,090,285
Oil & Gas Development Co., Ltd.	37,766,849	59,880,788
Pakistan Petroleum, Ltd.	59,142,802	107,093,761
		274,064,834
Philippines | 0.8%
PLDT, Inc. Sponsored ADR	3,115,350	85,827,893

Russia | 10.0%
ALROSA PAO	63,409,711	100,213,088
Gazprom PJSC Sponsored ADR	20,796,258	104,861,034
LUKOIL PJSC Sponsored ADR	4,223,570	236,525,731
Magnit PJSC Sponsored GDR	538,089	23,711,230
Magnit PJSC Sponsored GDR (b), (c)	1,156,565	51,062,345
Mobile TeleSystems PJSC Sponsored ADR	18,421,743	167,822,079
Sberbank of Russia PJSC	141,758,688	400,023,537
		1,084,219,044
South Africa | 9.0%
Bid Corp., Ltd.	525,779	9,336,497
Imperial Holdings, Ltd.	8,288,190	109,498,806
Life Healthcare Group Holdings, Ltd.	30,472,798	72,039,971
Nedbank Group, Ltd.	5,991,651	103,193,087
PPC, Ltd. †	86,074,258	34,452,761
Sanlam, Ltd.	20,639,994	94,432,753
Shoprite Holdings, Ltd.	12,261,204	152,998,588
Standard Bank Group, Ltd.	9,981,664	110,431,357
The Bidvest Group, Ltd.	7,795,648	102,401,325

The accompanying notes are an integral part of these financial statements.

Annual Report   23

Description	Shares	Fair Value

Lazard Emerging Markets Equity Portfolio (concluded)

Vodacom Group, Ltd.	8,278,182	$91,616,113
Woolworths Holdings, Ltd.	16,792,127	86,358,499
		966,759,757
South Korea | 12.3%
Coway Co., Ltd.	1,480,402	108,123,141
Hanwha Life Insurance Co., Ltd.	22,241,558	120,094,642
Hyundai Mobis Co., Ltd.	788,711	172,017,955
KB Financial Group, Inc.	3,154,501	111,457,978
KT&G Corp.	749,513	62,647,844
Samsung Electronics Co., Ltd.	272,831	403,123,611
Shinhan Financial Group Co., Ltd.	4,918,711	184,418,082
SK Hynix, Inc.	4,628,195	169,175,617
		1,331,058,870
Taiwan | 4.7%
Hon Hai Precision Industry Co., Ltd.	32,597,032	84,442,570
Taiwan Semiconductor Manufacturing Co., Ltd.	74,709,284	418,374,772
		502,817,342
Thailand | 1.2%
Kasikornbank Public Co. Ltd.	12,007,254	59,316,161
The Siam Cement Public Co. Ltd.	5,406,900	75,027,256
		134,343,417
Description	Shares	Fair Value

Turkey | 4.5%
Akbank TAS	45,863,538	$101,609,122
KOC Holding AS	22,738,207	88,910,361
Tupras-Turkiye Petrol Rafinerileri AS	4,035,513	80,913,651
Turk Telekomunikasyon AS	28,921,107	43,256,387
Turkcell Iletisim Hizmetleri AS (a)	27,935,609	77,191,555
Turkiye Is Bankasi AS, C Shares	60,398,803	88,754,302
		480,635,378
Total Common Stocks (Cost $10,533,111,112)		10,318,463,082

Short-Term Investment | 4.1%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.40% (7 day yield) (Cost $440,677,038)	440,677,038	440,677,038

Total Investments | 99.6% (Cost $10,973,788,150) (d)		$10,759,140,120

Cash and Other Assets in Excess of Liabilities | 0.4%		38,062,989

Net Assets | 100.0%		$10,797,203,109

The accompanying notes are an integral part of these financial statements.

24   Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Core Equity Portfolio

Common Stocks | 97.7%

Brazil | 7.4%
AES Tiete Energia SA	310,900	$1,334,135
Banco do Brasil SA	236,500	2,026,315
Braskem SA A Shares	255,200	2,706,302
CCR SA	233,900	1,139,771
Telefonica Brasil SA ADR	150,000	2,007,000
		9,213,523
China | 17.4%
Alibaba Group Holding, Ltd. Sponsored ADR (a)	36,300	3,187,503
Baidu, Inc. Sponsored ADR (a)	8,254	1,357,040
China Mobile, Ltd. Sponsored ADR	22,500	1,179,675
Industrial & Commercial Bank of China, Ltd., Class H	6,435,633	3,838,384
NetEase, Inc. ADR	8,500	1,830,390
PICC Property & Casualty Co., Ltd., Class H	1,109,180	1,711,490
Ping An Insurance (Group) Co. of China, Ltd., Class H	376,000	1,870,711
Tencent Holdings, Ltd.	224,700	5,453,509
Vipshop Holdings, Ltd. ADR (a)	95,705	1,053,712
		21,482,414
Colombia | 1.2%
Ecopetrol SA Sponsored ADR (a)	165,300	1,495,965

Hong Kong | 2.0%
Lee & Man Paper Manufacturing, Ltd.	1,655,000	1,278,536
Techtronic Industries Co., Ltd.	333,500	1,194,680
		2,473,216
India | 10.1%
Aurobindo Pharma, Ltd.	103,949	1,021,864
HDFC Bank, Ltd. ADR	49,469	3,001,779
Hindalco Industries, Ltd.	464,447	1,052,576
Hindustan Zinc, Ltd.	261,541	977,508
Maruti Suzuki India, Ltd.	14,886	1,158,603
Motherson Sumi Systems, Ltd.	233,960	1,119,713
Tata Consultancy Services, Ltd.	39,396	1,370,026
Tata Motors, Ltd. Sponsored ADR	50,057	1,721,460
UPL, Ltd.	110,490	1,049,008
		12,472,537
Description	Shares	Fair Value

Indonesia | 2.6%
PT Bank Mandiri (Persero) Tbk	2,093,500	$1,790,139
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	50,860	1,483,077
		3,273,216
Luxembourg | 2.7%
Tenaris SA ADR	36,900	1,317,699
Ternium SA Sponsored ADR	82,200	1,985,130
		3,302,829
Mexico | 4.2%
Alsea SAB de CV	452,000	1,291,263
Arca Continental SAB de CV	147,900	769,407
Gruma SAB de CV, Class B	64,533	819,985
Grupo Aeroportuario del Pacifico SAB de CV ADR	12,600	1,039,752
Grupo Financiero Banorte SAB de CV, Class O	261,900	1,289,939
		5,210,346
Peru | 1.5%
Credicorp, Ltd.	12,150	1,917,999

Philippines | 2.0%
BDO Unibank, Inc.	546,700	1,231,539
GT Capital Holdings, Inc.	46,385	1,184,777
		2,416,316
Portugal | 1.2%
Galp Energia SGPS SA	102,156	1,518,557

Russia | 8.7%
LUKOIL PJSC Sponsored ADR London	100,084	5,604,842
LUKOIL PJSC Sponsored ADR (United States)	1,717	96,358
Sberbank of Russia PJSC Sponsored ADR London	284,415	3,284,373
Sberbank of Russia PJSC Sponsored ADR (United States)	53,682	621,638
Severstal PJSC GDR	75,724	1,148,300
		10,755,511
South Africa | 4.9%
FirstRand, Ltd.	421,818	1,622,110
Mondi PLC	77,903	1,591,906
Naspers, Ltd., N Shares	14,431	2,102,672
Woolworths Holdings, Ltd.	145,371	747,614
		6,064,302

The accompanying notes are an integral part of these financial statements.

Annual Report   25

Description	Shares	Fair Value

Lazard Emerging Markets Core Equity Portfolio (concluded)

South Korea | 13.6%
Coway Co., Ltd.	11,497	$839,699
Dongbu Insurance Co., Ltd.	26,316	1,360,621
Hyundai Department Store Co., Ltd.	11,841	1,067,446
Korea Zinc Co., Ltd.	4,171	1,638,600
KT&G Corp.	8,838	738,722
NCSoft Corp.	5,480	1,120,475
Samsung Electronics Co., Ltd.	5,221	7,714,330
SK Hynix, Inc.	65,753	2,403,486
		16,883,379
Taiwan | 12.1%
Advanced Semiconductor Engineering, Inc. ADR	216,400	1,090,656
Far EasTone Telecommunications Co., Ltd.	644,000	1,447,720
Hon Hai Precision Industry Co., Ltd.	742,500	1,923,445
Largan Precision Co., Ltd.	24,000	2,792,920
Silicon Motion Technology Corp. ADR	25,000	1,062,000
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	230,349	6,622,534
		14,939,275
Thailand | 2.2%
Bangkok Bank Public Co. Ltd.	168,300	756,325
Bangkok Dusit Medical Services Public Co. Ltd., Class F	1,453,889	937,849
Kasikornbank Public Co. Ltd.	197,000	973,185
		2,667,359
Description	Shares	Fair Value

Turkey | 1.6%
KOC Holding AS	198,872	$777,624
Tofas Turk Otomobil Fabrikasi AS	171,187	1,195,528
		1,973,152
United Arab Emirates | 0.8%
Emaar Properties PJSC	527,619	1,021,595

United Kingdom | 1.5%
Unilever NV NY Shares	45,600	1,872,336

Total Common Stocks (Cost $116,128,932)		120,953,827

Preferred Stocks | 1.5%

Brazil | 1.5%
Itau Unibanco Holding SA Sponsored ADR (Cost $1,330,550)	181,017	1,860,855

Short-Term Investment | 0.4%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.40% (7 day yield) (Cost $472,748)	472,748	472,748

Total Investments | 99.6% (Cost $117,932,230) (d)		$123,287,430

Cash and Other Assets in Excess of Liabilities | 0.4%		437,032

Net Assets | 100.0%		$123,724,462

The accompanying notes are an integral part of these financial statements.

26   Annual Report

Description	Shares	Fair Value

Lazard Developing Markets Equity Portfolio

Common Stocks | 96.0%

Argentina | 0.8%
YPF SA Sponsored ADR	94,620	$1,561,230

Brazil | 2.9%
Cosan SA Industria e Comercio	230,000	2,691,426
Petroleo Brasileiro SA Sponsored ADR (a)	349,700	3,080,857
		5,772,283
Canada | 0.9%
First Quantum Minerals, Ltd.	175,055	1,740,576

China | 26.1%
AAC Technologies Holdings, Inc.	185,640	1,670,125
Agricultural Bank of China, Ltd., Class H	3,648,500	1,489,704
Alibaba Group Holding, Ltd. Sponsored ADR (a)	56,710	4,979,705
Anhui Conch Cement Co., Ltd., Class H	1,652,000	4,458,256
Baidu, Inc. Sponsored ADR (a)	18,617	3,060,821
Brilliance China Automotive Holdings, Ltd.	4,193,257	5,755,116
China Medical System Holdings, Ltd.	2,669,000	4,210,765
China Merchants Bank Co., Ltd., Class H	660,711	1,535,355
China State Construction International Holdings, Ltd.	3,023,617	4,508,463
CNOOC, Ltd.	1,777,000	2,193,898
New Oriental Education & Technology Group, Inc. Sponsored ADR (a)	46,044	1,938,452
Ping An Insurance (Group) Co. of China, Ltd., Class H	1,200,000	5,970,356
TAL Education Group ADR (a)	38,900	2,728,835
Tencent Holdings, Ltd.	212,600	5,159,839
Vipshop Holdings, Ltd. ADR (a)	136,764	1,505,772
		51,165,462
Colombia | 2.3%
Bancolombia SA Sponsored ADR	91,547	3,357,944
Cemex Latam Holdings SA (a)	328,668	1,232,924
		4,590,868
Hong Kong | 1.8%
SMI Holdings Group, Ltd.	12,296,000	1,139,025
Techtronic Industries Co., Ltd.	653,000	2,339,208
		3,478,233
Description	Shares	Fair Value

India | 13.1%
Aurobindo Pharma, Ltd.	565,388	$5,558,011
Glenmark Pharmaceuticals, Ltd.	423,670	5,547,618
HDFC Bank, Ltd. ADR	35,485	2,153,230
ICICI Bank, Ltd. Sponsored ADR	293,645	2,199,401
Petronet LNG, Ltd.	679,435	3,667,403
Reliance Industries, Ltd.	149,849	2,382,706
Shriram Transport Finance Co., Ltd.	115,682	1,443,983
Tata Motors, Ltd. Sponsored ADR	80,585	2,771,318
		25,723,670
Indonesia | 3.1%
PT Bank Rakyat Indonesia (Persero) Tbk	7,072,400	6,133,146

Mexico | 1.7%
Grupo Financiero Banorte SAB de CV, Class O	663,057	3,265,763

Peru | 2.6%
Credicorp, Ltd.	32,555	5,139,132

Portugal | 1.4%
Galp Energia SGPS SA	181,193	2,693,449

Russia | 12.6%
ALROSA PAO	1,099,179	1,737,149
Mail.ru Group, Ltd. GDR (a)	94,442	1,733,141
Novatek OAO Sponsored GDR (London)	27,182	3,521,315
Novatek OAO Sponsored GDR (United States)	18,525	2,404,545
Rosneft PJSC GDR	290,810	1,885,722
Sberbank of Russia PJSC	2,654,772	7,491,525
X5 Retail Group NV GDR (a)	94,421	3,064,939
Yandex NV Class A (a)	141,730	2,853,025
		24,691,361
South Africa | 3.5%
Capitec Bank Holdings, Ltd.	49,315	2,497,543
Petra Diamonds, Ltd. (a)	1,083,661	2,080,618
Standard Bank Group, Ltd.	205,188	2,270,081
		6,848,242
South Korea | 9.1%
CJ CGV Co., Ltd.	33,573	1,950,910
Korea Aerospace Industries, Ltd.	105,562	5,840,263
LS Industrial Systems Co., Ltd.	4,656	152,957
NCSoft Corp.	14,781	3,022,215
Samsung Electronics Co., Ltd.	3,381	4,995,623
SPC Samlip Co., Ltd.	13,706	1,917,263
		17,879,231

The accompanying notes are an integral part of these financial statements.

Annual Report   27

Description	Shares	Fair Value

Lazard Developing Markets Equity Portfolio (concluded)

Taiwan | 8.6%
Advanced Semiconductor Engineering, Inc.	2,278,050	$2,317,885
Catcher Technology Co., Ltd.	419,670	2,882,740
Hiwin Technologies Corp.	354,635	1,619,628
Hota Industrial Manufacturing Co., Ltd.	296,817	1,145,083
Largan Precision Co., Ltd.	26,860	3,125,743
Silicon Motion Technology Corp. ADR	34,610	1,470,233
Taiwan Semiconductor Manufacturing Co., Ltd.	788,000	4,412,829
		16,974,141
Turkey | 4.3%
Aselsan Elektronik Sanayi Ve Ticaret AS	1,239,642	4,465,947
Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT	2,053,661	1,741,793
Turkiye Garanti Bankasi AS	1,001,319	2,164,715
		8,372,455
United States | 1.2%
Freeport-McMoRan, Inc. (a)	181,520	2,394,249

Total Common Stocks (Cost $173,921,411)		188,423,491
Description	Shares	Fair Value

Preferred Stocks | 1.7%

Brazil | 1.7%
Banco Bradesco SA ADR (Cost $2,552,540)	400,163	$3,485,420

Short-Term Investment | 2.0%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.40% (7 day yield) (Cost $3,850,823)	3,850,823	3,850,823

Total Investments | 99.7% (Cost $180,324,774) (d)		$195,759,734

Cash and Other Assets in Excess of Liabilities | 0.3%		547,705

Net Assets | 100.0%		$196,307,439

The accompanying notes are an integral part of these financial statements.

28   Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Equity Advantage Portfolio

Common Stocks | 98.4%

Brazil | 3.5%
Ambev SA ADR	1,869	$9,177
Banco do Brasil SA	1,100	9,425
BB Seguridade Participacoes SA	4,000	34,625
Braskem SA Sponsored ADR	900	19,089
Centrais Eletricas Brasileiras SA (a)	800	5,586
Itausa - Investimentos Itau SA	4,700	11,907
Kroton Educacional SA	1,700	6,911
Qualicorp SA	1,300	7,659
		104,379
Chile | 0.8%
Enel Americas SA ADR	3,080	25,287

China | 23.5%
AAC Technologies Holdings, Inc.	500	4,498
Alibaba Group Holding, Ltd. Sponsored ADR (a)	842	73,936
Baidu, Inc. Sponsored ADR (a)	166	27,292
Bank of China, Ltd., Class H	27,000	11,913
China Communications Services Corp., Ltd., Class H	10,000	6,364
China Construction Bank Corp., Class H	102,000	78,144
China Hongqiao Group, Ltd.	8,000	6,984
China Lesso Group Holdings, Ltd.	19,000	12,279
China Lodging Group, Ltd. Sponsored ADR	200	10,368
China Mobile, Ltd.	4,500	47,186
China Overseas Land & Investment, Ltd.	10,000	26,376
China Petroleum & Chemical Corp., Class H	88,000	62,274
China Railway Construction Corp., Ltd., Class H	4,000	5,124
China Railway Group, Ltd., Class H	6,000	4,909
China Resources Land, Ltd.	6,000	13,528
China Vanke Co., Ltd., Class H	2,200	4,973
Chongqing Rural Commercial Bank Co., Ltd., Class H	8,000	4,696
CNOOC, Ltd.	13,000	16,050
CSPC Pharmaceutical Group, Ltd.	6,000	6,382
Ctrip.com International, Ltd. ADR (a)	126	5,040
Dali Foods Group Co., Ltd. (b)	10,500	5,553
Geely Automobile Holdings, Ltd.	5,000	4,755
Description	Shares	Fair Value

Guangzhou Automobile Group Co., Ltd. Class H	6,000	$7,181
Hisense Kelon Electrical Holdings Co., Ltd., Class H	6,000	4,876
Industrial & Commercial Bank of China, Ltd., Class H	65,000	38,768
Longfor Properties Co., Ltd.	6,500	8,224
Minth Group, Ltd.	2,000	6,205
NetEase, Inc. ADR	80	17,227
New Oriental Education & Technology Group, Inc. Sponsored ADR (a)	200	8,420
PetroChina Co., Ltd., Class H	46,000	33,943
PICC Property & Casualty Co., Ltd., Class H	4,000	6,172
Sunny Optical Technology Group Co., Ltd.	4,000	17,429
Tencent Holdings, Ltd.	4,200	101,935
TravelSky Technology, Ltd. Class H	4,000	8,375
Vipshop Holdings, Ltd. ADR (a)	617	6,793
Weichai Power Co., Ltd., Class H	3,000	4,601
		708,773
Colombia | 1.3%
Bancolombia SA Sponsored ADR	1,047	38,404

Egypt | 0.6%
Commercial International Bank Egypt SAE ADR	1,976	7,094
Global Telecom Holding SAE GDR (a)	5,338	9,951
		17,045
Greece | 0.8%
Hellenic Telecommunications Organization SA	615	5,781
JUMBO SA	723	11,439
Motor Oil (Hellas) Corinth Refineries SA	418	5,759
		22,979
Hong Kong | 1.4%
CP Pokphand Co., Ltd.	46,000	5,632
K Wah International Holdings, Ltd.	11,000	5,056
Kingboard Chemical Holdings, Ltd.	4,500	13,579
Lee & Man Paper Manufacturing, Ltd.	9,000	6,953
Nine Dragons Paper Holdings, Ltd.	7,000	6,322
Sino Biopharmaceutical, Ltd.	6,000	4,217
		41,759
Hungary | 1.8%
MOL Hungarian Oil & Gas Nyrt.	586	41,116
Richter Gedeon Nyrt.	667	14,077
		55,193

The accompanying notes are an integral part of these financial statements.

Annual Report   29

Description	Shares	Fair Value

Lazard Emerging Markets Equity Advantage Portfolio (continued)

India | 5.7%
Axis Bank, Ltd. GDR	193	$6,320
Dr Reddy’s Laboratories, Ltd. ADR	254	11,501
HDFC Bank, Ltd. ADR	400	24,272
ICICI Bank, Ltd. Sponsored ADR	800	5,992
Infosys, Ltd. Sponsored ADR	2,196	32,567
Reliance Industries, Ltd. Sponsored GDR (b)	308	9,703
State Bank of India GDR	166	6,086
Tata Motors, Ltd. Sponsored ADR	708	24,348
Tata Steel, Ltd. GDR	2,396	13,437
Vedanta, Ltd. ADR	2,033	25,250
WNS Holdings, Ltd. ADR (a)	500	13,775
		173,251
Indonesia | 3.5%
PT Adaro Energy Tbk	45,200	5,673
PT Bank Central Asia Tbk	5,600	6,414
PT Bank Negara Indonesia (Persero) Tbk	28,100	11,485
PT Bank Rakyat Indonesia (Persero) Tbk	22,500	19,512
PT Bank Tabungan Negara (Persero) Tbk	39,300	5,039
PT Gudang Garam Tbk	1,100	5,209
PT Indofood CBP Sukses Makmur Tbk	8,500	5,406
PT Surya Citra Media Tbk	38,400	7,964
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	1,280	37,325
		104,027
Luxembourg | 1.5%
Ternium SA Sponsored ADR	1,848	44,629

Malaysia | 2.9%
AirAsia Berhad	12,100	6,171
Astro Malaysia Holdings Berhad	17,700	10,254
IOI Properties Group Berhad	9,800	4,584
My EG Services Berhad	16,050	5,389
Press Metal Berhad	17,080	6,039
Sunway Construction Group Berhad	13,800	5,228
Tenaga Nasional Berhad Sponsored ADR	3,292	40,458
Top Glove Corp. Berhad	4,700	5,601
Westports Holdings Berhad	4,800	4,593
		88,317
Mexico | 2.2%
Alfa SAB de CV, Series A	4,500	5,570
Cemex SAB de CV Sponsored ADR (a)	1,337	10,736
Controladora Vuela Cia de Aviacion SAB de CV ADR (a)	372	5,595
Description	Shares	Fair Value

Gentera SAB de CV	12,600	$20,265
Gruma SAB de CV, Class B	340	4,320
Grupo Lala SAB de CV	2,000	2,909
Kimberly-Clark de Mexico SAB de CV, Series A	4,900	8,824
Wal-Mart de Mexico SAB de CV	4,500	8,054
		66,273
Oman | 0.2%
Akbank TAS ADR	1,693	7,381

Peru | 0.8%
Credicorp, Ltd.	153	24,153

Philippines | 2.1%
Aboitiz Equity Ventures, Inc.	6,390	9,101
Cebu Air, Inc.	7,180	13,413
DMCI Holdings, Inc.	26,600	7,089
JG Summit Holdings, Inc.	8,770	11,922
Metro Pacific Investments Corp.	76,600	10,244
Semirara Mining & Power Corp.	4,620	12,089
		63,858
Poland | 0.6%
Ciech SA	279	3,888
Enea SA (a)	3,196	7,255
Jastrzebska Spolka Weglowa SA (a)	233	3,725
Tauron Polska Energia SA (a)	6,287	4,282
		19,150
Russia | 3.7%
Gazprom PJSC Sponsored ADR	5,081	25,620
LUKOIL PJSC Sponsored ADR	411	23,017
MMC Norilsk Nickel PJSC ADR	447	7,485
Rosneft PJSC GDR	814	5,278
Sberbank of Russia PJSC Sponsored ADR	4,014	46,353
X5 Retail Group NV GDR (a)	153	4,966
		112,719
South Africa | 5.3%
AVI, Ltd.	882	5,857
Barclays Africa Group, Ltd.	533	6,503
Capitec Bank Holdings, Ltd.	156	7,901
Clicks Group, Ltd.	2,112	17,750
Coronation Fund Managers, Ltd.	3,178	16,234
FirstRand, Ltd.	3,390	13,036
Naspers, Ltd., N Shares	241	35,115
Pick n Pay Stores, Ltd.	975	4,521
Sasol, Ltd.	186	5,364
Shoprite Holdings, Ltd.	383	4,779

The accompanying notes are an integral part of these financial statements.

30   Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Equity Advantage Portfolio (continued)

Standard Bank Group, Ltd.	1,898	$20,998
Tiger Brands, Ltd.	529	15,308
Vodacom Group, Ltd.	489	5,412
		158,778
South Korea | 16.5%
Dongbu Insurance Co., Ltd.	168	8,686
Hana Financial Group, Inc.	479	12,365
Hanwha Chemical Corp.	391	7,972
Hyosung Corp.	97	11,666
Hyundai Development Co-Engineering & Construction	138	5,125
Hyundai Engineering & Construction Co., Ltd.	159	5,593
Hyundai Marine & Fire Insurance Co., Ltd.	719	18,718
Hyundai Mobis Co., Ltd.	27	5,889
KB Financial Group, Inc. ADR (a)	1,028	36,278
KB Insurance Co., Ltd.	464	10,037
KIWOOM Securities Co., Ltd.	102	6,064
Korea Electric Power Corp. Sponsored ADR (a)	2,062	38,106
Korea PetroChemical Ind Co., Ltd.	34	7,737
KT Corp.	327	7,957
KT Skylife Co., Ltd.	483	6,883
KT&G Corp. GDR (a), (b)	393	16,432
Kyung Dong Navien Co., Ltd.	123	4,380
LG Chem, Ltd.	38	8,194
LG Electronics, Inc.	162	6,891
LG Household & Health Care, Ltd.	6	4,251
LG Uplus Corp.	827	7,836
Lotte Chemical Corp.	34	10,329
NAVER Corp.	19	12,169
Nexen Tire Corp.	486	5,228
Samsung Card Co., Ltd.	153	5,025
Samsung Electronics Co., Ltd. GDR	193	143,728
Samsung Fire & Marine Insurance Co., Ltd.	38	8,442
Shinhan Financial Group Co., Ltd. ADR (a)	209	7,867
SK Holdings Co., Ltd.	27	5,122
SK Hynix, Inc.	781	28,548
SK Innovation Co., Ltd.	89	10,733
SK Telecom Co., Ltd. Sponsored ADR	650	13,585
Woori Bank (a)	781	8,229
		496,065
Description	Shares	Fair Value

Taiwan | 13.6%
Catcher Technology Co., Ltd.	1,000	$6,869
Cheng Shin Rubber Industry Co., Ltd.	4,000	7,520
Chicony Power Technology Co., Ltd.	5,000	7,739
Chunghwa Telecom Co., Ltd. Sponsored ADR	205	6,468
Eclat Textile Co., Ltd.	1,000	10,390
Elite Material Co., Ltd.	5,000	13,873
Feng TAY Enterprise Co., Ltd.	3,494	12,988
FLEXium Interconnect, Inc.	2,317	6,048
Formosa Chemicals & Fibre Corp.	4,000	11,908
Fubon Financial Holding Co., Ltd.	7,000	11,090
Grand Pacific Petrochemical	10,000	6,496
Grape King Bio, Ltd.	1,000	5,777
Hon Hai Precision Industry Co., Ltd. GDR	6,560	33,321
Long Chen Paper Co., Ltd.	23,000	11,655
Micro-Star International Co., Ltd.	4,000	9,050
Nien Made Enterprise Co., Ltd.	1,000	10,248
Pegatron Corp.	3,000	7,077
President Chain Store Corp.	1,000	7,153
Rechi Precision Co., Ltd.	6,000	5,868
St Shine Optical Co., Ltd.	1,000	19,002
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	5,818	167,267
Uni-President Enterprises Corp.	3,000	4,953
Vanguard International Semiconductor Corp.	4,000	6,935
Walsin Lihwa Corp.	42,000	15,380
Wistron NeWeb Corp.	2,060	5,492
		410,567
Thailand | 4.1%
Airports of Thailand Public Co. Ltd. ADR	123	13,670
Bangkok Bank Public Co. Ltd. NVDR	3,600	15,986
Bangkok Land Public Co. Ltd. NVDR	116,300	5,576
Beauty Community Public Co. Ltd. NVDR	32,524	10,577
Charoen Pokphand Foods Public Co. Ltd. NVDR	14,200	11,644
GFPT Public Co. Ltd.	14,000	5,747
Home Product Center Public Co. Ltd.	19,500	5,554
KCE Electronics Public Co. Ltd.	3,300	11,243
PTT Exploration & Production Public Co. Ltd.	2,700	7,257
PTT Public Co. Ltd.	600	6,233
Thai Vegetable Oil Public Co. Ltd. NVDR	10,300	11,599
The Siam Cement Public Co. Ltd.	1,300	18,039
		123,125

The accompanying notes are an integral part of these financial statements.

Annual Report   31

Description	Shares	Fair Value

Lazard Emerging Markets Equity Advantage Portfolio (concluded)

Turkey | 1.5%
Turk Telekomunikasyon ADR	3,902	$11,316
Turkiye Garanti Bankasi AS ADR	9,029	18,871
Turkiye Halk Bankasi AS ADR	1,830	9,507
Turkiye Vakiflar Bankasi TAO, Class D	4,580	5,653
		45,347
United States | 0.5%
Yum China Holdings, Inc. (a)	570	14,888

Total Common Stocks (Cost $2,863,729)		2,966,347

Preferred Stocks | 2.6%

Brazil | 2.6%
Banco Bradesco SA ADR	3,980	34,666
Itau Unibanco Holding SA Sponsored ADR	2,134	21,937
Vale SA	3,000	20,695

Total Preferred Stocks (Cost $60,759)		77,298
Description	Shares	Fair Value

Short-Term Investment | 0.0%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.40% (7 day yield) (Cost $562)	562	$562

Total Investments | 101.0% (Cost $2,925,050) (d)		$3,044,207

Liabilities in Excess of Cash and Other Assets | (1.0)%		(28,938)

Net Assets | 100.0%		$3,015,269

The accompanying notes are an integral part of these financial statements.

32   Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Equity Blend Portfolio

Common Stocks | 95.9%

Argentina | 1.7%
Grupo Supervielle SA Sponsored ADR	117,600	$1,545,264
YPF SA Sponsored ADR	199,207	3,286,915
		4,832,179
Brazil | 6.0%
Ambev SA ADR	364,175	1,788,099
Banco ABC Brasil SA	404,782	1,733,379
Banco do Brasil SA	347,557	2,977,844
CCR SA	480,000	2,338,991
Cielo SA Sponsored ADR	335,075	2,859,865
Iochpe Maxion SA	340,200	1,211,993
Localiza Rent a Car SA	205,310	2,149,983
Natura Cosmeticos SA	97,295	684,548
Tupy SA	432,200	1,595,019
		17,339,721
China | 23.5%
AAC Technologies Holdings, Inc.	437,049	3,931,945
Agricultural Bank of China, Ltd., Class H	9,779,726	3,993,120
Alibaba Group Holding, Ltd. Sponsored ADR (a)	50,931	4,472,251
Anhui Conch Cement Co., Ltd., Class H	967,000	2,609,645
Baidu, Inc. Sponsored ADR (a)	39,739	6,533,489
Brilliance China Automotive Holdings, Ltd.	3,649,373	5,008,652
China Construction Bank Corp., Class H	6,626,281	5,076,486
China Medical System Holdings, Ltd.	1,680,000	2,650,463
China Mobile, Ltd. Sponsored ADR	56,216	2,947,405
China Shenhua Energy Co., Ltd., Class H	1,026,500	1,914,473
China State Construction International Holdings, Ltd.	2,534,696	3,779,441
CNOOC, Ltd.	2,862,800	3,534,434
Greatview Aseptic Packaging Co., Ltd.	3,396,679	1,780,127
Green Seal Holding, Ltd.	244,000	1,097,041
Minth Group, Ltd.	348,000	1,079,757
NetEase, Inc. ADR	24,475	5,270,447
New Oriental Education & Technology Group, Inc. Sponsored ADR (a)	69,047	2,906,879
Ping An Insurance (Group) Co. of China, Ltd., Class H	905,500	4,505,131
Tencent Holdings, Ltd.	199,700	4,846,754
		67,937,940
Description	Shares	Fair Value

Colombia | 0.9%
Bancolombia SA Sponsored ADR	75,792	$2,780,051

Egypt | 0.4%
Commercial International Bank Egypt SAE GDR	359,567	1,312,027

Georgia | 0.4%
BGEO Group PLC	33,017	1,216,407

Hong Kong | 1.2%
Man Wah Holdings, Ltd.	1,547,200	1,043,724
PAX Global Technology, Ltd.	1,649,000	1,088,237
Tongda Group Holdings, Ltd.	5,609,114	1,440,927
		3,572,888
Hungary | 0.9%
OTP Bank Nyrt.	91,367	2,607,946

India | 10.0%
Aurobindo Pharma, Ltd.	358,164	3,520,908
Axis Bank, Ltd.	675,304	4,465,817
Bajaj Auto, Ltd.	48,089	1,861,334
Dewan Housing Finance Corp., Ltd.	474,001	1,693,790
Glenmark Pharmaceuticals, Ltd.	215,130	2,816,954
HCL Technologies, Ltd.	162,772	1,977,455
ICICI Bank, Ltd. Sponsored ADR	389,194	2,915,063
Indo Count Industries, Ltd.	866,827	2,078,535
Oil and Natural Gas Corp., Ltd.	21,584	60,621
Reliance Industries, Ltd.	151,346	2,406,510
Tata Consultancy Services, Ltd.	31,212	1,085,421
Tata Motors, Ltd. Sponsored ADR	83,763	2,880,610
UPL, Ltd.	115,776	1,099,194
		28,862,212
Indonesia | 4.0%
PT Bank Mandiri (Persero) Tbk	3,093,000	2,644,805
PT Bank Rakyat Indonesia (Persero) Tbk	6,766,118	5,867,540
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	102,530	2,989,775
		11,502,120
Malaysia | 0.3%
Berjaya Auto Berhad	1,654,820	785,298

Mexico | 4.1%
America Movil SAB de CV, Class L Sponsored ADR	93,926	1,180,650
Credito Real SAB de CV	973,715	1,287,975

The accompanying notes are an integral part of these financial statements.

Annual Report   33

Description	Shares	Fair Value

Lazard Emerging Markets Equity Blend Portfolio (continued)

Grupo Financiero Banorte SAB de CV, Class O	498,000	$2,452,805
Grupo Financiero Interacciones SA de CV, Class O	364,571	1,421,728
Grupo Mexico SAB de CV, Series B	428,001	1,162,209
Kimberly-Clark de Mexico SAB de CV, Series A	873,100	1,572,280
Nemak SAB de CV	1,628,900	1,459,984
Unifin Financiera SAB de CV SOFOM ENR	567,305	1,406,656
		11,944,287
Peru | 1.1%
Credicorp, Ltd.	20,792	3,282,225

Philippines | 0.3%
PLDT, Inc. Sponsored ADR	27,702	763,190

Portugal | 1.2%
Galp Energia SGPS SA	227,081	3,375,578

Russia | 10.2%
Gazprom PJSC Sponsored ADR	250,318	1,262,179
LUKOIL PJSC Sponsored ADR	46,473	2,608,065
Mobile TeleSystems PJSC Sponsored ADR	242,300	2,207,353
Novatek OAO Sponsored GDR (London)	40,167	5,203,468
Novatek OAO Sponsored GDR (United States)	362	46,988
Sberbank of Russia PJSC	2,158,513	6,091,127
Sberbank of Russia PJSC Sponsored ADR	376,677	4,361,920
X5 Retail Group NV GDR (London) (a)	104,623	3,396,099
X5 Retail Group NV GDR (United States) (a)	15,362	498,497
Yandex NV Class A (a)	195,799	3,941,434
		29,617,130
South Africa | 1.1%
Petra Diamonds, Ltd. (a)	524,034	1,006,140
Standard Bank Group, Ltd.	189,317	2,094,494
		3,100,634
South Korea | 10.5%
Eugene Technology Co., Ltd.	103,002	1,503,386
Hanwha Life Insurance Co., Ltd.	180,843	976,473
Hyundai Mobis Co., Ltd.	12,128	2,645,118
KC Tech Co., Ltd.	115,237	1,525,042
Description	Shares	Fair Value

Koh Young Technology, Inc.	48,432	$1,810,089
KT&G Corp.	12,049	1,007,112
Mando Corp.	7,122	1,381,109
NCSoft Corp.	16,792	3,433,396
Samsung Electronics Co., Ltd.	5,747	8,491,526
Shinhan Financial Group Co., Ltd.	70,612	2,647,468
SK Hynix, Inc.	72,318	2,643,459
Viatron Technologies, Inc.	109,661	2,295,255
		30,359,433
Taiwan | 10.9%
Advanced Semiconductor Engineering, Inc.	2,021,000	2,056,340
Catcher Technology Co., Ltd.	279,000	1,916,468
Chailease Holding Co., Ltd.	740,336	1,263,763
Chicony Electronics Co., Ltd.	527,654	1,222,026
Cleanaway Co., Ltd.	230,000	1,173,488
Flytech Technology Co., Ltd.	432,000	1,258,346
Hon Hai Precision Industry Co., Ltd.	541,671	1,403,198
King Slide Works Co., Ltd.	113,000	1,458,846
Largan Precision Co., Ltd.	28,614	3,329,859
Makalot Industrial Co., Ltd.	280,451	1,069,102
Silicon Motion Technology Corp. ADR	73,606	3,126,783
Sinmag Equipment Corp.	304,615	1,334,359
Sporton International, Inc.	290,465	1,535,804
Taiwan Semiconductor Manufacturing Co., Ltd.	1,659,113	9,291,095
		31,439,477
Turkey | 5.4%
Aselsan Elektronik Sanayi Ve Ticaret AS	991,790	3,573,033
Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT	1,615,712	1,370,350
KOC Holding AS ADR	120,367	2,337,527
Soda Sanayii AS	1,356,135	2,032,077
Turkcell Iletisim Hizmetleri AS ADR (a)	183,575	1,266,667
Turkiye Garanti Bankasi AS	1,009,846	2,183,150
Turkiye Is Bankasi AS, C Shares	913,691	1,342,643
Turkiye Sinai Kalkinma Bankasi AS	3,820,164	1,528,409
		15,633,856
United States | 1.8%
Freeport-McMoRan, Inc. (a)	144,205	1,902,064
Luxoft Holding, Inc. (a)	30,700	1,725,340
Nexteer Automotive Group, Ltd.	1,313,000	1,550,211
		5,177,615
Total Common Stocks (Cost $268,317,162)		277,442,214

The accompanying notes are an integral part of these financial statements.

34   Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Equity Blend Portfolio (concluded)

Short-Term Investment | 4.0%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.40% (7 day yield) (Cost $11,475,199)	11,475,199	$11,475,199
Description	Fair Value

Total Investments | 99.9%
(Cost $279,792,361) (d)	$288,917,413

Cash and Other Assets in Excess of Liabilities | 0.1%	359,374

Net Assets | 100.0%	$289,276,787

The accompanying notes are an integral part of these financial statements.

Annual Report   35

Description	Shares	Fair Value

Lazard Emerging Markets Multi Asset Portfolio

Common Stocks | 46.8%

Argentina | 0.8%
Grupo Supervielle SA Sponsored ADR	40,500	$532,170
YPF SA Sponsored ADR	59,981	989,686
		1,521,856
Brazil | 3.7%
Ambev SA ADR	127,100	624,061
Banco ABC Brasil SA	139,025	595,340
Banco do Brasil SA	163,615	1,401,842
Braskem SA A Shares	28,457	301,776
CCR SA	193,590	943,344
Cielo SA Sponsored ADR	116,136	991,221
Iochpe Maxion SA	117,100	417,179
Localiza Rent a Car SA	71,638	750,185
Natura Cosmeticos SA	33,955	238,901
Telefonica Brasil SA ADR	16,300	218,094
Tupy SA	149,300	550,986
		7,032,929
China | 10.0%
AAC Technologies Holdings, Inc.	87,393	786,238
Agricultural Bank of China, Ltd., Class H	1,950,090	796,233
Alibaba Group Holding, Ltd. Sponsored ADR (a)	13,493	1,184,820
Anhui Conch Cement Co., Ltd., Class H	191,000	515,452
Baidu, Inc. Sponsored ADR (a)	13,276	2,182,707
Brilliance China Automotive Holdings, Ltd.	729,717	1,001,514
China Construction Bank Corp., Class H	2,313,065	1,772,071
China Medical System Holdings, Ltd.	334,000	526,937
China Mobile, Ltd. Sponsored ADR	22,676	1,188,903
China Shenhua Energy Co., Ltd., Class H	358,486	668,594
China State Construction International Holdings, Ltd.	513,092	765,063
CNOOC, Ltd.	739,000	912,375
Greatview Aseptic Packaging Co., Ltd.	1,170,978	613,685
Green Seal Holding, Ltd.	84,000	377,670
Industrial & Commercial Bank of China, Ltd., Class H	587,000	350,103
Minth Group, Ltd.	120,000	372,330
NetEase, Inc. ADR	8,600	1,851,924
New Oriental Education & Technology Group, Inc. Sponsored ADR (a)	13,800	580,980
PICC Property & Casualty Co., Ltd., Class H	130,000	200,593
Description	Shares	Fair Value

Ping An Insurance (Group) Co. of China, Ltd., Class H	219,400	$1,091,580
Tencent Holdings, Ltd.	56,152	1,362,819
		19,102,591
Colombia | 0.3%
Bancolombia SA Sponsored ADR	14,980	549,466

Egypt | 0.2%
Commercial International Bank Egypt SAE GDR	125,525	458,029

Georgia | 0.2%
BGEO Group PLC	11,393	419,739

Hong Kong | 0.7%
Man Wah Holdings, Ltd.	533,600	359,961
PAX Global Technology, Ltd.	569,000	375,504
Tongda Group Holdings, Ltd.	1,940,049	498,380
		1,233,845
Hungary | 0.5%
OTP Bank Nyrt.	31,896	910,428

India | 4.5%
Aurobindo Pharma, Ltd.	70,745	695,454
Axis Bank, Ltd.	235,750	1,559,026
Bajaj Auto, Ltd.	16,788	649,797
Dewan Housing Finance Corp., Ltd.	163,499	584,245
Glenmark Pharmaceuticals, Ltd.	42,493	556,412
HCL Technologies, Ltd.	56,824	690,333
HDFC Bank, Ltd. ADR	9,443	573,001
ICICI Bank, Ltd. Sponsored ADR	77,760	582,422
Indo Count Industries, Ltd.	298,995	716,950
Oil and Natural Gas Corp., Ltd.	7,871	22,107
Reliance Industries, Ltd.	29,894	475,336
Tata Consultancy Services, Ltd.	10,896	378,917
Tata Motors, Ltd. Sponsored ADR	23,535	809,369
UPL, Ltd.	39,935	379,149
		8,672,518
Indonesia | 2.1%
PT Bank Mandiri (Persero) Tbk	1,448,498	1,238,601
PT Bank Rakyat Indonesia (Persero) Tbk	1,354,600	1,174,702
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	52,554	1,532,475
		3,945,778
Luxembourg | 0.1%
Ternium SA Sponsored ADR	6,726	162,433

The accompanying notes are an integral part of these financial statements.

36   Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Multi Asset Portfolio (continued)

Malaysia | 0.2%
Berjaya Auto Berhad	571,560	$271,235

Mexico | 2.4%
Alsea SAB de CV	61,358	175,286
America Movil SAB de CV, Class L Sponsored ADR	32,934	413,980
Credito Real SAB de CV	335,420	443,675
Gruma SAB de CV, Class B	17,403	221,130
Grupo Aeroportuario del Pacifico SAB de CV ADR	2,595	214,139
Grupo Financiero Banorte SAB de CV, Class O	154,414	760,537
Grupo Financiero Interacciones SA de CV, Class O	125,687	490,145
Grupo Mexico SAB de CV, Series B	149,209	405,167
Kimberly-Clark de Mexico SAB de CV, Series A	304,835	548,948
Nemak SAB de CV	562,600	504,259
Unifin Financiera SAB de CV SOFOM ENR	195,520	484,800
		4,662,066
Peru | 0.5%
Credicorp, Ltd.	5,917	934,058

Philippines | 0.2%
BDO Unibank, Inc.	63,141	142,236
PLDT, Inc. Sponsored ADR	9,640	265,582
		407,818
Portugal | 0.5%
Galp Energia SGPS SA	69,603	1,034,654

Russia | 4.7%
Gazprom PJSC Sponsored ADR	86,793	437,637
LUKOIL PJSC Sponsored ADR (London)	648	36,289
LUKOIL PJSC Sponsored ADR (United States)	26,597	1,492,624
Mobile TeleSystems PJSC Sponsored ADR	84,610	770,797
Novatek OAO Sponsored GDR	8,122	1,052,171
Sberbank of Russia PJSC	430,681	1,215,343
Sberbank of Russia PJSC Sponsored ADR (London)	2,107	24,331
Sberbank of Russia PJSC Sponsored ADR (United States)	174,685	2,022,852
Severstal PJSC GDR	18,030	273,412
Description	Shares	Fair Value

X5 Retail Group NV GDR (a)	23,700	$769,310
Yandex NV Class A (a)	38,704	779,112
		8,873,878
South Africa | 1.1%
FirstRand, Ltd.	81,610	313,833
Mondi PLC	8,715	178,086
Naspers, Ltd., N Shares	3,923	571,602
Petra Diamonds, Ltd. (a)	180,759	347,055
Standard Bank Group, Ltd.	66,091	731,193
		2,141,769
South Korea | 5.6%
Eugene Technology Co., Ltd.	35,493	518,045
Hanwha Life Insurance Co., Ltd. (a)	79,848	431,144
Hyundai Department Store Co., Ltd. (a)	1,542	139,009
Hyundai Mobis Co., Ltd. (a)	4,234	923,436
KC Tech Co., Ltd. (a)	39,766	526,262
Koh Young Technology, Inc. (a)	16,691	623,807
Korea Zinc Co., Ltd. (a)	374	146,928
KT&G Corp.	4,206	351,557
Mando Corp. (a)	2,456	476,271
NCSoft Corp. (a)	3,317	678,214
Samsung Electronics Co., Ltd.	2,007	2,965,459
Shinhan Financial Group Co., Ltd. (a)	24,651	924,244
SK Hynix, Inc. (a)	33,659	1,230,346
Viatron Technologies, Inc. (a)	37,772	790,585
		10,725,307
Taiwan | 5.1%
Advanced Semiconductor Engineering, Inc.	404,000	411,065
Catcher Technology Co., Ltd.	56,000	384,667
Chailease Holding Co., Ltd.	252,280	430,645
Chicony Electronics Co., Ltd.	181,820	421,088
Cleanaway Co., Ltd.	79,000	403,068
Flytech Technology Co., Ltd.	149,000	434,013
Hon Hai Precision Industry Co., Ltd.	113,045	292,843
Hon Hai Precision Industry Co., Ltd. GDR	95,260	483,861
King Slide Works Co., Ltd.	39,000	503,495
Largan Precision Co., Ltd.	5,648	657,267
Makalot Industrial Co., Ltd.	96,758	368,849
Silicon Motion Technology Corp. ADR	20,062	852,234
Sinmag Equipment Corp.	105,334	461,413
Sporton International, Inc.	99,919	528,312
Taiwan Semiconductor Manufacturing Co., Ltd.	160,668	899,747
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	79,251	2,278,466
		9,811,033

The accompanying notes are an integral part of these financial statements.

Annual Report   37

Description	Shares	Fair Value

Lazard Emerging Markets Multi Asset Portfolio (continued)

Thailand | 0.1%
Kasikornbank Public Co. Ltd.	32,503	$160,566

Turkey | 2.3%
Aselsan Elektronik Sanayi Ve Ticaret AS	208,902	752,593
Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT	319,138	270,674
KOC Holding AS ADR	42,004	815,718
Soda Sanayii AS	467,641	700,728
Turkcell Iletisim Hizmetleri AS ADR (a)	64,127	442,476
Turkiye Garanti Bankasi AS	199,466	431,218
Turkiye Is Bankasi AS, C Shares	318,971	468,719
Turkiye Sinai Kalkinma Bankasi AS	1,316,300	526,638
		4,408,764
United Arab Emirates | 0.1%
Emaar Properties PJSC	65,450	126,727

United Kingdom | 0.1%
Unilever NV NY Shares	5,994	246,114

United States | 0.8%
Freeport-McMoRan, Inc. (a)	28,488	375,757
Luxoft Holding, Inc. (a)	10,600	595,720
Nexteer Automotive Group, Ltd.	453,000	534,840
		1,506,317
Total Common Stocks (Cost $85,605,969)		89,319,918

Description	Security Currency	Principal Amount (000)	Fair Value

Corporate Bonds | 5.1%

Argentina | 0.1%
Generacion Mediterranea SA, 9.625%, 07/27/23	USD	120	$123,600

Bangladesh | 0.0%
Banglalink Digital Communications, Ltd., 8.625%, 05/06/19	USD	40	42,248

Barbados | 0.2%
Columbus Cable Barbados, Ltd., 7.375%, 03/30/21	USD	415	441,618
Description	Security Currency	Principal Amount (000)	Fair Value

Brazil | 1.2%
Braskem Finance, Ltd., 5.750%, 04/15/21	USD	200	$210,500
Gerdau Trade, Inc., 4.750%, 04/15/23	USD	48	45,840
GTL Trade Finance, Inc., 5.893%, 04/29/24	USD	25	24,906
Petrobras Global Finance BV, 8.375%, 05/23/21	USD	1,797	1,936,267
Vale Overseas, Ltd.: 5.875%, 06/10/21	USD	40	41,900
6.250%, 08/10/26	USD	50	52,063
			2,311,476
Canada | 0.2%
First Quantum Minerals, Ltd.: 6.750%, 02/15/20 (b)	USD	335	334,163
7.000%, 02/15/21 (b)	USD	50	49,730
			383,893
Chile | 0.4%
AES Gener SA, 8.375%, 12/18/73	USD	85	90,100
Empresa Electrica Angamos SA, 4.875%, 05/25/29	USD	150	142,302
Guanay Finance, Ltd., 6.000%, 12/15/20	USD	82	83,132
VTR Finance BV, 6.875%, 01/15/24	USD	355	366,537
			682,071
China | 0.1%
Green Dragon Gas, Ltd., 10.000%, 11/20/17 (b)	USD	200	162,000

Colombia | 0.3%
Banco de Bogota SA, 6.250%, 05/12/26 (b)	USD	70	71,400
Bancolombia SA, 6.125%, 07/26/20	USD	60	63,750
Ecopetrol SA, 5.875%, 09/18/23	USD	130	138,125
Millicom International Cellular SA, 6.625%, 10/15/21	USD	80	83,600
Transportadora de Gas Internacional SA, 5.700%, 03/20/22	USD	265	272,950
			629,825

The accompanying notes are an integral part of these financial statements.

38  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Multi Asset Portfolio (continued)

Georgia | 0.1%
BGEO Group JSC, 6.000%, 07/26/23	USD	100	$100,000

Guatemala | 0.1%
Comcel Trust, 6.875%, 02/06/24	USD	165	166,238

India | 0.5%
Greenko Dutch BV, 8.000%, 08/01/19	USD	300	316,650
JSW Steel, Ltd., 4.750%, 11/12/19	USD	200	196,984
Vedanta Resources PLC:
9.500%, 07/18/18	USD	70	74,146
6.000%, 01/31/19	USD	255	256,275
8.250%, 06/07/21	USD	185	192,131
			1,036,186
Israel | 0.3%
Altice Financing SA, 6.625%, 02/15/23 (b)	USD	280	287,700
7.500%, 05/15/26 (b)	USD	225	234,000
			521,700

Macau | 0.1%
MCE Finance, Ltd., 5.000%, 02/15/21	USD	155	155,000
Studio City Co., Ltd., 7.250%, 11/30/21 (b)	USD	60	62,100
			217,100
Mexico | 0.3%
Cemex Finance LLC, 9.375%, 10/12/22	USD	435	474,150
Cemex SAB de CV, 7.750%, 04/16/26	USD	50	55,312
			529,462
Nigeria | 0.1%
IHS Netherlands Holdco BV, 9.500%, 10/27/21 (b)	USD	155	158,692

Peru | 0.2%
Cia Minera Ares SAC, 7.750%, 01/23/21	USD	120	128,700
Description	Security Currency	Principal Amount (000)	Fair Value

Inkia Energy, Ltd., 8.375%, 04/04/21	USD	250	$258,750
			387,450
Russia | 0.2%
GTH Finance BV, 7.250%, 04/26/23	USD	400	428,808

Singapore | 0.1%
Puma International Financing SA, 6.750%, 02/01/21	USD	200	205,788

South Africa | 0.1%
MTN Mauritius Investment, Ltd., 5.373%, 02/13/22 (b)	USD	200	202,341

South Korea | 0.1%
SK E&S Co., Ltd., 4.875%, 11/26/19 (e), (f)	USD	90	88,200
Woori Bank, 4.500%, 09/27/21 (e), (f)	USD	90	86,379
			174,579
Thailand | 0.1%
PTT Exploration & Production Public Co. Ltd., 4.875%, 12/29/49 (f)	USD	180	181,605

Turkey | 0.2%
KOC Holding AS, 5.250%, 03/15/23	USD	80	78,700
Turkiye Is Bankasi, 5.000%, 04/30/20	USD	200	194,250
			272,950
United Arab Emirates | 0.1%
MAF Global Securities, Ltd., 7.125%, 10/29/18 (e), (f)	USD	260	272,350

United States | 0.0%
Sable International Finance, Ltd., 6.875%, 08/01/22 (b)	USD	65	67,600

Total Corporate Bonds (Cost $9,647,236)			9,699,580

The accompanying notes are an integral part of these financial statements.

Annual Report  39

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Multi Asset Portfolio (continued)

Foreign Government Obligations | 26.8%

Argentina | 3.9%
Republic of Argentina:
6.875%, 04/22/21	USD	2,050	$2,183,250
7.500%, 04/22/26	USD	1,985	2,079,287
7.500%, 04/22/26 (b)	USD	1,000	1,047,500
8.280%, 12/31/33	USD	1,725	1,853,845
2.500%, 12/31/38 (g)	USD	430	265,095
			7,428,977
Belize | 0.1%
Republic of Belize, 5.000%, 02/20/38 (g)	USD	316	129,560

Brazil | 3.9%
Brazil Letras do Tesouro Nacional, 0.000%, 01/01/20	BRL	10,440	2,333,920
Brazil NTN-B:
6.000%, 08/15/18	BRL	270	245,575
6.000%, 08/15/26	BRL	220	201,065
6.000%, 05/15/35	BRL	830	771,798
6.000%, 08/15/50	BRL	810	761,344
Brazil NTN-F:
10.000%, 01/01/21	BRL	282	79,288
10.000%, 01/01/23	BRL	4,540	1,243,582
10.000%, 01/01/27	BRL	6,370	1,805,050
			7,441,622
Cameroon | 0.2%
Republic of Cameroon, 9.500%, 11/19/25	USD	340	365,500

Colombia | 0.2%
Colombian Titulos De Tesoreria:
7.000%, 05/04/22	COP	790,000	266,355
10.000%, 07/24/24	COP	228,000	89,414
			355,769
Congo | 0.2%
Republic of Congo, 4.000%, 06/30/29 (g)	USD	551	350,187

Costa Rica | 0.5%
Republic of Costa Rica:
4.250%, 01/26/23	USD	525	481,031
4.375%, 04/30/25	USD	475	420,969
Description	Security Currency	Principal Amount (000)	Fair Value

7.158%, 03/12/45	USD	175	$162,094
			1,064,094
Dominican Republic | 0.4%
Dominican Republic:
7.500%, 05/06/21	USD	420	455,175
5.500%, 01/27/25	USD	70	67,375
6.875%, 01/29/26	USD	210	217,875
			740,425
Ecuador | 1.6%
Republic of Ecuador:
10.500%, 03/24/20	USD	560	599,900
10.750%, 03/28/22	USD	2,300	2,495,500
			3,095,400
Egypt | 0.4%
Arab Republic of Egypt:
5.875%, 06/11/25	USD	635	575,469
5.875%, 06/11/25 (b)	USD	145	131,406
			706,875
El Salvador | 1.2%
Republic of El Salvador:
7.375%, 12/01/19	USD	1,280	1,318,400
7.750%, 01/24/23	USD	125	129,062
5.875%, 01/30/25	USD	636	579,555
6.375%, 01/18/27	USD	260	236,600
8.250%, 04/10/32	USD	14	14,140
7.625%, 02/01/41	USD	110	99,000
			2,376,757
Ethiopia | 0.2%
Federal Republic of Ethiopia, 6.625%, 12/11/24	USD	385	353,719

Gabon | 0.4%
Gabonese Republic, 6.375%, 12/12/24	USD	805	747,644

Ghana | 1.3%
Ghana Government Bonds:
25.480%, 04/24/17	GHS	160	37,658
24.440%, 05/29/17	GHS	50	11,764
23.230%, 02/19/18	GHS	120	28,400
22.490%, 04/23/18	GHS	20	4,644
23.470%, 05/21/18	GHS	100	23,508
Ghana Treasury Note, 22.500%, 12/10/18	GHS	160	38,241
Republic of Ghana:
9.250%, 09/15/22	USD	1,175	1,256,087
7.875%, 08/07/23	USD	555	545,981

The accompanying notes are an integral part of these financial statements.

40  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Multi Asset Portfolio (continued)

8.125%, 01/18/26	USD	471	$463,935
			2,410,218
Guatemala | 0.1%
Republic of Guatemala, 5.750%, 06/06/22	USD	174	185,963

Indonesia | 0.4%
Indonesia Government Bonds:
7.875%, 04/15/19	IDR	5,678,000	423,769
8.375%, 09/15/26	IDR	4,071,000	309,725
			733,494
Iraq | 0.4%
Republic of Iraq, 5.800%, 01/15/28	USD	885	732,337

Ivory Coast | 0.6%
Ivory Coast:
5.375%, 07/23/24	USD	5	4,812
6.375%, 03/03/28	USD	300	291,375
6.375%, 03/03/28 (b)	USD	250	242,813
5.750%, 12/31/32	USD	594	548,707
			1,087,707
Jordan | 0.4%
Kingdom of Jordan:
6.125%, 01/29/26	USD	200	201,108
5.750%, 01/31/27 (b)	USD	555	525,862
			726,970
Lebanon | 0.8%
Lebanese Republic:
5.450%, 11/28/19	USD	190	185,060
5.800%, 04/14/20	USD	370	362,156
8.250%, 04/12/21	USD	870	921,156
6.100%, 10/04/22	USD	20	19,350
			1,487,722
Malaysia | 0.3%
Malaysia Government Bonds:
3.580%, 09/28/18	MYR	1,640	365,692
3.800%, 08/17/23	MYR	1,528	332,781
			698,473
Mexico | 0.5%
Mexican Bonos:
6.500%, 06/10/21	MXN	13,750	646,317
5.750%, 03/05/26	MXN	5,910	253,051
			899,368
Description	Security Currency	Principal Amount (000)	Fair Value

Mongolia | 0.4%
Mongolia Government International Bonds:
10.875%, 04/06/21	USD	550	$575,437
5.125%, 12/05/22	USD	180	153,225
			728,662
Mozambique | 0.5%
Mozambique International Bond, 10.500%, 01/18/23	USD	1,592	943,260

Nigeria | 0.2%
Republic of Nigeria, 6.750%, 01/28/21	USD	400	403,500

Pakistan | 0.1%
Islamic Republic of Pakistan, 8.250%, 04/15/24	USD	200	216,105

Paraguay | 0.1%
Republic of Paraguay:
4.625%, 01/25/23	USD	160	161,800
5.000%, 04/15/26 (b)	USD	50	50,500
6.100%, 08/11/44	USD	95	95,119
			307,419
Poland | 0.3%
Poland Government Bonds:
5.750%, 09/23/22	PLN	1,040	281,845
4.000%, 10/25/23	PLN	1,680	418,052
			699,897
Portugal | 0.7%
Republic of Portugal, 5.125%, 10/15/24	USD	1,503	1,454,152

Romania | 0.2%
Romanian Government Bond, 4.750%, 02/24/25	RON	1,290	323,935

Russia | 0.7%
Russia Government Bonds - OFZ:
7.500%, 08/18/21	RUB	26,400	420,294
7.600%, 07/20/22	RUB	26,300	417,548
7.050%, 01/19/28	RUB	32,000	474,810
			1,312,652
Senegal | 0.1%
Republic of Senegal, 8.750%, 05/13/21	USD	200	222,500

The accompanying notes are an integral part of these financial statements.

Annual Report  41

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Multi Asset Portfolio (continued)

Serbia | 0.1%
Serbia Treasury Bond, 6.000%, 02/22/19	RSD	24,500	$214,032
South Africa | 0.5%
Republic of South Africa:
6.750%, 03/31/21	ZAR	6,890	474,317
10.500%, 12/21/26	ZAR	5,270	423,085
			897,402
Sri Lanka | 0.8%
Republic of Sri Lanka:
6.250%, 07/27/21	USD	420	425,250
5.750%, 01/18/22	USD	270	265,887
5.750%, 01/18/22 (b)	USD	120	118,050
5.875%, 07/25/22	USD	25	24,563
6.125%, 06/03/25	USD	490	462,437
6.850%, 11/03/25	USD	250	246,562
			1,542,749
Turkey | 0.9%
Republic of Turkey, 5.625%, 03/30/21	USD	730	747,337
Turkey Government Bonds:
10.500%, 01/15/20	TRY	1,240	352,041
10.700%, 02/17/21	TRY	1,350	381,050
10.600%, 02/11/26	TRY	722	198,776
			1,679,204
Uganda | 0.2%
Uganda Government Bonds:
16.375%, 09/05/19	UGX	486,800	131,952
18.375%, 02/18/21	UGX	528,900	150,401
16.500%, 05/13/21	UGX	333,700	90,993
			373,346
Ukraine | 1.9%
Ukraine Government Bonds:
7.750%, 09/01/19	USD	2,040	2,045,100
7.750%, 09/01/20	USD	100	98,750
7.750%, 09/01/26	USD	235	219,725
7.750%, 09/01/27	USD	910	846,300
0.000%, 05/31/40 (e)	USD	1,575	472,500
			3,682,375
Uruguay | 0.1%
Republica Orient Uruguay, 5.000%, 09/14/18	UYU	8,006	267,256
Description	Security Currency	Principal Amount (000)	Fair Value

Vietnam | 0.2%
Socialist Republic of Vietnam, 6.750%, 01/29/20	USD	325	$352,219

Zambia | 0.8%
Republic of Zambia:
5.375%, 09/20/22	USD	1,090	987,812
8.500%, 04/14/24	USD	525	513,188
			1,501,000
Total Foreign Government Obligations (Cost $52,053,179)			51,240,446

Quasi Government Bonds | 1.4%

Indonesia | 0.2%
Majapahit Holding BV, 7.750%, 01/20/20	USD	75	84,187
Perusahaan Listrik Negara PT, 5.500%, 11/22/21	USD	255	273,169
			357,356
Mexico | 0.6%
Petroleos Mexicanos, 4.607%, 03/11/22 (b), (e)	USD	1,075	1,108,594

South Africa | 0.4%
Eskom Holdings SOC, Ltd.:
5.750%, 01/26/21	USD	375	374,062
6.750%, 08/06/23	USD	370	370,925
			744,987
Venezuela | 0.2%
Petroleos de Venezuela SA:
5.250%, 04/12/17	USD	285	255,788
8.500%, 11/02/17	USD	107	84,000
			339,788
Total Quasi Government Bonds (Cost $2,519,558)			2,550,725

Supranationals | 0.1%
European Investment Bank, 7.200%, 07/09/19 (b) (Cost $231,273)	IDR	3,000,000	218,039

US Treasury Securities | 5.2%
US Treasury Notes: 0.875%, 01/31/17	USD	3,400	3,401,353

The accompanying notes are an integral part of these financial statements.

42  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Multi Asset Portfolio (continued)

0.875%, 02/28/17	USD	3,800	$3,802,546
0.875%, 04/30/17	USD	2,800	2,803,201

Total US Treasury Securities (Cost $10,007,755)			10,007,100

Description		Shares	Fair Value

Warrants | 0.0%

United Kingdom | 0.0%
Gulf Keystone Petroleum, Ltd. Expires 04/18/17 (Cost $0)		64,000	$0

Short-Term Investment | 12.4%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.40% (7 day yield) (Cost $23,737,007)		23,737,007	23,737,007
Description	Counterparty	Number of Contracts	Fair Value

Purchased Options | 0.1%
USD vs BRL May 17 3.3 Put, Expires 05/12/17	JPMS	20,200	$57,166
USD vs BRL May 17 3.35 Put, Expires 05/18/17	JPMS	11,800	42,244

Total Purchased Options (Cost $60,218)			99,410

Total Investments | 97.9% (Cost $183,862,195) (d), (h)			$186,872,225

Cash and Other Assets in Excess of Liabilities | 2.1%			4,075,205

Net Assets | 100.0%			$190,947,430

The accompanying notes are an integral part of these financial statements.

Annual Report  43

Lazard Emerging Markets Multi Asset Portfolio (continued)

Forward Currency Contracts open at December 31, 2016:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

ARS	4,492,800	USD	284,085	BNP	01/06/17	$—	$1,424
ARS	1,874,560	USD	116,000	BNP	01/17/17	858	—
ARS	3,313,035	USD	207,000	BNP	01/27/17	—	2,171
ARS	4,136,100	USD	255,000	BNP	02/02/17	—	544
ARS	4,220,250	USD	255,000	BNP	03/03/17	—	398
BRL	152,513	USD	46,000	BNP	01/20/17	644	—
BRL	1,734,884	USD	519,738	BRC	01/04/17	13,302	—
BRL	1,734,884	USD	519,971	BRC	01/04/17	13,068	—
BRL	2,626,454	USD	805,883	BRC	01/04/17	1,089	—
BRL	1,734,884	USD	519,738	CIT	01/04/17	13,302	—
BRL	1,734,884	USD	519,660	CIT	01/04/17	13,380	—
BRL	2,626,452	USD	805,883	CIT	01/04/17	1,089	—
BRL	1,734,884	USD	521,064	JPM	01/04/17	11,975	—
BRL	1,734,884	USD	519,893	JPM	01/04/17	13,146	—
BRL	2,626,454	USD	805,883	JPM	01/04/17	1,089	—
BRL	760,617	USD	234,000	JPM	01/20/17	—	1,374
BRL	842,652	USD	257,000	JPM	01/20/17	715	—
BRL	1,908,985	USD	559,000	JPM	01/20/17	24,840	—
BRL	472,010	USD	144,828	SCB	01/04/17	196	—
BRL	1,734,884	USD	519,582	SCB	01/04/17	13,458	—
BRL	1,734,884	USD	519,815	SCB	01/04/17	13,224	—
BRL	2,626,454	USD	805,883	SCB	01/04/17	1,089	—
BRL	3,744,560	USD	1,148,955	SCB	01/04/17	1,553	—
BRL	1,734,883	USD	519,737	UBS	01/04/17	13,302	—
BRL	1,734,883	USD	520,220	UBS	01/04/17	12,819	—
BRL	2,626,454	USD	805,883	UBS	01/04/17	1,089	—
COP	842,052,000	USD	282,000	SCB	01/13/17	—	1,977
COP	1,439,096,000	USD	464,000	SCB	01/13/17	14,569	—
EGP	1,840,050	USD	174,000	BNP	02/24/17	—	73,881
EGP	1,002,400	USD	56,000	CIT	05/30/17	—	2,773
EUR	192,000	PLN	865,286	JPM	01/20/17	—	4,419
EUR	206,561	RSD	25,592,859	CIT	01/09/17	—	562
EUR	290,000	USD	308,920	JPM	02/01/17	—	3,213
GHS	543,375	USD	115,000	BRC	07/17/17	—	3,089
GHS	481,500	USD	107,000	CIT	04/06/17	—	1,655
HUF	211,946,710	USD	722,000	BNP	02/02/17	79	—
HUF	211,802,310	USD	722,000	BNP	03/02/17	11	—
IDR	4,808,227,813	USD	338,013	BRC	12/11/17	1,523	—
IDR	6,156,547,287	USD	433,072	BRC	12/13/17	1,494	—
IDR	4,808,227,813	USD	333,951	BRC	12/27/17	4,448	—
IDR	6,156,547,287	USD	427,568	BRC	12/27/17	5,726	—
IDR	2,280,370,000	USD	163,000	CIT	03/22/17	4,366	—
IDR	2,310,270,000	USD	159,000	CIT	03/22/17	10,560	—

The accompanying notes are an integral part of these financial statements.

44  Annual Report

Lazard Emerging Markets Multi Asset Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

IDR	2,315,680,000	USD	164,000	CIT	05/02/17	$5,018	$—
IDR	10,413,450,000	USD	730,000	CIT	12/14/17	4,889	—
IDR	10,402,500,000	USD	730,000	CIT	12/15/17	3,962	—
IDR	10,402,500,000	USD	721,794	CIT	12/27/17	10,326	—
IDR	10,402,500,000	USD	721,945	CIT	12/27/17	10,176	—
IDR	2,811,050,000	USD	209,000	HSB	01/23/17	—	894
IDR	1,908,900,000	USD	135,000	HSB	05/09/17	4,193	—
IDR	5,576,022,188	USD	391,988	JPM	12/11/17	1,766	—
IDR	4,509,889,709	USD	316,928	JPM	12/13/17	1,406	—
IDR	10,402,500,000	USD	730,000	JPM	12/14/17	4,116	—
IDR	4,509,889,709	USD	313,187	JPM	12/27/17	4,216	—
IDR	5,576,022,188	USD	387,493	JPM	12/27/17	4,943	—
IDR	5,835,916,604	USD	405,216	JPM	12/27/17	5,512	—
ILS	428,591	USD	111,000	BNP	01/25/17	315	—
INR	15,709,400	USD	229,000	JPM	04/17/17	—	313
INR	21,903,375	USD	325,000	SCB	01/09/17	—	2,410
INR	38,999,300	USD	571,000	SCB	01/23/17	2,578	—
KES	24,113,700	USD	229,000	CIT	03/13/17	3,135	—
KRW	386,208,900	USD	330,000	SCB	01/13/17	—	10,238
KZT	77,958,000	USD	213,000	HSB	03/29/17	14,735	—
KZT	75,895,000	USD	215,000	JPM	01/09/17	12,137	—
KZT	75,895,000	USD	226,721	JPM	01/23/17	—	624
KZT	33,312,000	USD	96,000	SCB	01/23/17	3,239	—
KZT	123,855,000	USD	353,871	SCB	02/14/17	12,487	—
MXN	620,656	USD	32,000	CIT	01/26/17	—	2,153
MXN	1,377,691	USD	66,000	CIT	01/26/17	253	—
MYR	296,810	USD	67,000	JPM	03/08/17	—	967
PEN	693,400	USD	200,000	BNP	02/21/17	5,314	—
PEN	1,251,379	USD	364,568	BRC	02/28/17	5,565	—
PEN	740,877	USD	219,000	CIT	01/06/17	1,709	—
PEN	759,246	USD	219,848	CIT	03/06/17	4,515	—
PEN	756,224	USD	219,609	HSB	02/02/17	4,933	—
PEN	1,680,884	USD	493,000	SCB	01/17/17	7,074	—
PHP	10,628,070	USD	211,000	HSB	03/14/17	2,267	—
PHP	21,025,200	USD	420,000	JPM	01/11/17	2,812	—
PHP	18,045,720	USD	360,439	JPM	02/03/17	2,271	—
PLN	995,380	USD	240,000	JPM	01/20/17	—	2,208
RON	984,191	USD	250,577	CIT	04/13/17	—	21,748
RSD	25,592,859	EUR	207,000	CIT	01/09/17	99	—
RSD	25,592,859	EUR	205,979	CIT	02/14/17	—	9
RSD	26,094,600	EUR	210,000	CIT	02/14/17	8	—
RUB	17,418,121	USD	271,080	BRC	01/17/17	12,360	—
RUB	30,632,160	USD	480,000	BRC	01/17/17	18,469	—
RUB	25,446,554	USD	393,000	CAB	01/30/17	19,992	—

The accompanying notes are an integral part of these financial statements.

Annual Report  45

Lazard Emerging Markets Multi Asset Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

RUB	13,519,240	USD	212,000	JPM	01/09/17	$8,380	$—
RUB	29,472,657	USD	458,920	JPM	01/17/17	20,681	—
RUB	9,662,094	USD	156,000	JPM	01/30/17	814	—
THB	15,879,830	USD	446,000	SCB	01/09/17	—	2,586
TRY	1,195,819	USD	341,000	JPM	02/23/17	—	5,619
UGX	451,714,262	USD	124,921	CIT	01/10/17	18	—
UGX	555,849,000	USD	153,847	CIT	01/10/17	—	106
UGX	466,431,000	USD	129,997	SCB	01/17/17	—	1,343
USD	520,000	AUD	503,675	SCB	01/17/17	16,325	—
USD	532,320	BRL	533,040	BRC	01/04/17	—	720
USD	532,320	BRL	533,040	BRC	01/04/17	—	720
USD	763,948	BRL	806,973	BRC	01/04/17	—	43,024
USD	515,361	BRL	528,678	BRC	02/02/17	—	13,317
USD	515,468	BRL	528,678	BRC	02/02/17	—	13,210
USD	532,320	BRL	533,040	CIT	01/04/17	—	720
USD	532,320	BRL	533,040	CIT	01/04/17	—	720
USD	763,848	BRL	806,972	CIT	01/04/17	—	43,124
USD	58,000	BRL	59,832	CIT	01/20/17	—	1,832
USD	515,185	BRL	528,678	CIT	02/02/17	—	13,493
USD	515,353	BRL	528,678	CIT	02/02/17	—	13,325
USD	532,320	BRL	533,040	JPM	01/04/17	—	720
USD	532,320	BRL	533,040	JPM	01/04/17	—	720
USD	764,171	BRL	806,973	JPM	01/04/17	—	42,802
USD	515,399	BRL	528,678	JPM	02/02/17	—	13,279
USD	516,673	BRL	528,678	JPM	02/02/17	—	12,005
USD	140,000	BRL	145,024	SCB	01/04/17	—	5,024
USD	532,320	BRL	533,040	SCB	01/04/17	—	720
USD	532,320	BRL	533,040	SCB	01/04/17	—	720
USD	763,959	BRL	806,973	SCB	01/04/17	—	43,013
USD	1,110,816	BRL	1,150,508	SCB	01/04/17	—	39,693
USD	515,215	BRL	528,678	SCB	02/02/17	—	13,462
USD	515,322	BRL	528,678	SCB	02/02/17	—	13,355
USD	532,320	BRL	533,039	UBS	01/04/17	—	720
USD	532,320	BRL	533,039	UBS	01/04/17	—	720
USD	763,970	BRL	806,973	UBS	01/04/17	—	43,002
USD	771,000	BRL	1,087,043	UBS	01/20/17	—	316,043
USD	515,368	BRL	528,677	UBS	02/02/17	—	13,309
USD	515,736	BRL	528,677	UBS	02/02/17	—	12,942
USD	650,000	CAD	639,245	BRC	01/17/17	10,755	—
USD	332,383	CLP	323,924	BRC	01/17/17	8,459	—
USD	332,251	CLP	323,924	JPM	01/17/17	8,327	—
USD	332,256	CLP	323,924	SCB	01/17/17	8,332	—
USD	332,307	CLP	323,924	UBS	01/17/17	8,383	—

The accompanying notes are an integral part of these financial statements.

46  Annual Report

Lazard Emerging Markets Multi Asset Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	175,243	EGP	100,119	BNP	02/24/17	$ 75,124	$ —
USD	55,503	EUR	54,382	CIT	03/01/17	1,121	—
USD	463,350	EUR	459,142	CIT	03/01/17	4,208	—
USD	345,000	EUR	342,177	JPM	02/01/17	2,823	—
USD	429,289	EUR	420,175	JPM	02/01/17	9,113	—
USD	1,129,785	EUR	1,085,220	JPM	02/01/17	44,564	—
USD	108,132	GHS	105,345	CIT	04/06/17	2,786	—
USD	116,245	GHS	111,910	CIT	07/17/17	4,334	—
USD	594,039	HUF	554,850	BNP	08/29/17	39,189	—
USD	334,718	IDR	339,535	BRC	12/11/17	—	4,817
USD	428,371	IDR	434,565	BRC	12/13/17	—	6,194
USD	319,103	IDR	323,042	CIT	12/14/17	—	3,938
USD	723,149	IDR	734,116	CIT	12/14/17	—	10,967
USD	723,225	IDR	733,962	CIT	12/15/17	—	10,737
USD	327,859	IDR	326,092	JPM	01/23/17	1,767	—
USD	388,167	IDR	393,754	JPM	12/11/17	—	5,586
USD	313,731	IDR	318,335	JPM	12/13/17	—	4,603
USD	405,836	IDR	411,847	JPM	12/14/17	—	6,011
USD	161,000	IDR	160,394	SCB	01/23/17	606	—
USD	116,155	KES	116,067	CIT	03/13/17	87	—
USD	116,043	KES	116,067	JPM	03/13/17	—	24
USD	520,000	KRW	502,555	SCB	01/17/17	17,445	—
USD	227,401	KZT	227,137	JPM	01/09/17	264	—
USD	225,312	KZT	227,735	JPM	03/29/17	—	2,423
USD	165,000	MXN	148,619	CIT	01/26/17	16,381	—
USD	341,000	MXN	312,296	CIT	01/26/17	28,704	—
USD	286,396	PLN	286,407	JPM	01/20/17	—	11
USD	248,942	RON	228,829	JPM	04/13/17	20,113	—
USD	1,270,000	RUB	1,281,526	BRC	01/17/17	—	11,526
USD	219,184	RUB	220,380	JPM	01/09/17	—	1,197
USD	436,765	RUB	469,687	JPM	01/30/17	—	32,922
USD	366,319	SGD	359,584	BRC	01/17/17	6,735	—
USD	366,324	SGD	359,582	CIT	01/17/17	6,741	—
USD	366,261	SGD	359,584	JPM	01/17/17	6,677	—
USD	366,408	SGD	359,584	SCB	01/17/17	6,824	—
USD	214,000	TRY	211,596	CAB	02/23/17	2,404	—
USD	467,000	TRY	450,490	CAB	02/23/17	16,510	—
USD	335,029	TRY	335,381	JPM	02/23/17	—	352
USD	910,000	TWD	897,798	BRC	01/17/17	12,202	—
USD	265,000	UYU	260,488	CIT	01/23/17	4,512	—
USD	498,000	ZAR	503,731	CIT	02/27/17	—	5,731
ZAR	3,184,389	USD	221,000	CIT	02/27/17	8,525	—
ZAR	10,259,108	USD	740,000	SCB	01/17/17	5,248	—
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$840,274	$972,191

The accompanying notes are an integral part of these financial statements.

Annual Report  47

Lazard Emerging Markets Multi Asset Portfolio (concluded)

Written Options open at December 31, 2016:

Description	Counterparty	Number of Contracts	Strike Price	Expiration Date	Premium	Fair Value

USD vs BRL May 17 3.15 Put	JPMS	14,800	$3.15	05/12/17	$10,671	$(18,796)
USD vs BRL May 17 3.15 Put	JPMS	5,400	3.15	05/12/17	4,320	(6,858)
USD vs BRL May 17 3.15 Put	JPMS	11,800	3.18	05/18/17	8,773	(18,054)
Total Written Options		32,000			$23,764	$(43,708)

Credit Default Swap Agreements open at December 31, 2016:

Referenced Obligation	Counterparty	Notional Amount	Expiration Date	Buy/ Sell	Receive (Pay) Rate	S&P Credit Rating	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation	Unrealized Depreciation

CDX EM 26	BRC	1,200,000	12/20/21	Sell	1.000%	CCC - AA-	$(74,932)	$(92,160)	$17,228	$—
CDX EM 26	BRC	6,650,000	12/20/21	Sell	1.000	CCC - AA-	(415,248)	(505,400)	90,152	—
CDX EM 26	BRC	450,000	12/20/21	Sell	1.000	CCC - AA-	(28,099)	(33,525)	5,426	—
CDX EM 26	BRC	2,400,000	12/20/21	Sell	1.000	CCC - AA-	(149,864)	(186,000)	36,136	—
Republic of South Africa	BRC	500,000	12/20/21	Sell	1.000	BBB-	(26,051)	(35,618)	9,567	—
Republic of South Africa	BRC	1,100,000	12/20/21	Sell	1.000	BBB-	(57,312)	(71,287)	13,975	—
Republic of South Africa	BRC	600,000	12/20/21	Sell	1.000	BBB-	(31,261)	(42,123)	10,862	—
Republic of South Africa	BRC	1,500,000	12/20/21	Sell	1.000	BBB-	(78,153)	(105,807)	27,654	—
Republic of Turkey	BRC	290,000	12/20/21	Sell	1.000	NR	(22,614)	(24,211)	1,597	—
Republic of Turkey	BRC	1,000,000	12/20/21	Sell	1.000	NR	(77,982)	(82,212)	4,230	—
Republic of Turkey	BRC	2,400,000	12/20/21	Sell	1.000	NR	(187,161)	(205,157)	17,996	—
United Mexican States	BRC	2,650,000	12/20/21	Buy	(1.000)	BBB+	66,324	103,850	—	37,526
United Mexican States	BRC	1,900,000	12/20/21	Buy	(1.000)	BBB+	47,553	82,728	—	35,175
United Mexican States	BRC	2,840,000	12/20/21	Buy	(1.000)	BBB+	71,079	115,230	—	44,151
Total Credit Default Swap Agreements							$(963,721)	$(1,081,692)	$234,823	$116,852

The accompanying notes are an integral part of these financial statements.

48  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio

Corporate Bonds | 4.7%

Argentina | 0.1%
Cablevision SA, 6.500%, 06/15/21	USD	285	$289,631

Barbados | 0.1%
Columbus Cable Barbados, Ltd., 7.375%, 03/30/21	USD	325	345,846

Brazil | 1.9%
Petrobras Global Finance BV, 8.375%, 05/23/21	USD	4,473	4,819,657

Chile | 0.3%
VTR Finance BV, 6.875%, 01/15/24	USD	600	619,500

Colombia | 0.1%
Transportadora de Gas Internacional SA, 5.700%, 03/20/22	USD	290	298,700

Georgia | 0.2%
BGEO Group JSC, 6.000%, 07/26/23	USD	575	575,000

Guatemala | 0.1%
Comcel Trust, 6.875%, 02/06/24	USD	295	297,213

India | 0.1%
Vedanta Resources PLC, 6.000%, 01/31/19	USD	295	296,475

Israel | 0.2%
Altice Financing SA, 6.625%, 02/15/23 (b)	USD	300	308,250
Delek & Avner Tamar Bond, Ltd., 5.082%, 12/30/23 (b)	USD	195	199,875
			508,125
Mexico | 0.3%
Cemex SAB de CV, 7.250%, 01/15/21	USD	585	623,025
Description	Security Currency	Principal Amount (000)	Fair Value

Morocco | 0.3%
OCP SA, 5.625%, 04/25/24	USD	635	$655,637

Peru | 0.1%
Consorcio Transmantaro SA, 4.375%, 05/07/23	USD	290	287,463

Qatar | 0.1%
Ooredoo International Finance, Ltd., 3.750%, 06/22/26	USD	300	293,448

Russia | 0.3%
GTH Finance BV, 7.250%, 04/26/23	USD	770	825,455

Turkey | 0.4%
Turkiye Garanti Bankasi AS, 4.750%, 10/17/19	USD	300	298,275
Turkiye Is Bankasi, 5.500%, 04/21/19	USD	590	595,782
			894,057
Total Corporate Bonds (Cost $11,392,194)			11,629,232

Foreign Government Obligations | 76.6%

Angola | 0.4%
Republic of Angola, 9.500%, 11/12/25 (b)	USD	767	741,114
Republic of Angola Northern Lights III BV, 7.000%, 08/16/19	USD	223	225,951
			967,065
Argentina | 3.1%
Republic of Argentina: 7.500%, 04/22/26	USD	2,100	2,199,750
7.500%, 04/22/26 (b)	USD	2,855	2,990,612
2.500%, 12/31/38 (g)	USD	1,785	1,100,453
7.625%, 04/22/46 (b)	USD	1,365	1,358,175
			7,648,990

The accompanying notes are an integral part of these financial statements.

Annual Report  49

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

Armenia | 0.1%
Republic of Armenia, 7.150%, 03/26/25	USD	305	$320,250

Azerbaijan | 0.4%
Republic of Azerbaijan, 4.750%, 03/18/24	USD	1,105	1,096,712

Belize | 0.2%
Republic of Belize, 5.000%, 02/20/38 (g)	USD	995	407,950

Brazil | 7.9%
Brazil Letras do Tesouro Nacional:
0.000%, 10/01/18	BRL	1,430	365,553
0.000%, 01/01/19	BRL	3,440	857,894
0.000%, 01/01/20	BRL	19,770	4,419,694
Brazil NTN-B, 6.000%, 08/15/50	BRL	2,048	1,924,393
Brazil NTN-F:
10.000%, 01/01/23	BRL	13,700	3,955,046
10.000%, 01/01/27	BRL	22,375	6,340,343
Federal Republic of Brazil:
6.000%, 04/07/26	USD	610	632,113
5.000%, 01/27/45	USD	1,490	1,203,175
			19,698,211
Cameroon | 0.1%
Republic of Cameroon, 9.500%, 11/19/25	USD	225	241,875

Chile | 0.1%
Republic of Chile, 5.500%, 08/05/20	CLP	110,000	172,377

Colombia | 5.1%
Colombian Titulos De Tesoreria:
10.000%, 07/24/24	COP	13,386,500	5,249,720
7.500%, 08/26/26	COP	6,535,000	2,233,503
6.000%, 04/28/28	COP	6,312,000	1,898,688
Republic of Colombia:
4.375%, 07/12/21	USD	600	627,750
4.000%, 02/26/24	USD	220	221,925
4.500%, 01/28/26	USD	825	849,750
Description	Security Currency	Principal Amount (000)	Fair Value

7.375%, 09/18/37	USD	1,250	$1,515,625
6.125%, 01/18/41	USD	60	64,800
			12,661,761
Costa Rica | 0.6%
Republic of Costa Rica:
4.375%, 04/30/25	USD	740	655,825
5.625%, 04/30/43	USD	875	687,969
7.000%, 04/04/44	USD	45	41,231
			1,385,025
Dominican Republic | 1.3%
Dominican Republic:
7.500%, 05/06/21	USD	970	1,051,237
5.500%, 01/27/25	USD	170	163,625
6.875%, 01/29/26	USD	650	674,375
6.875%, 01/29/26 (b)	USD	405	420,187
7.450%, 04/30/44	USD	655	659,094
6.850%, 01/27/45	USD	355	335,919
			3,304,437
Ecuador | 2.7%
Republic of Ecuador:
10.500%, 03/24/20	USD	410	439,212
10.500%, 03/24/20 (b)	USD	210	224,963
10.750%, 03/28/22	USD	3,568	3,871,280
10.750%, 03/28/22 (b)	USD	990	1,072,912
7.950%, 06/20/24	USD	550	525,250
9.650%, 12/13/26 (b)	USD	680	697,300
			6,830,917
Egypt | 0.3%
Arab Republic of Egypt:
5.750%, 04/29/20	USD	295	297,213
5.875%, 06/11/25	USD	490	444,062
			741,275

El Salvador | 1.7%
Republic of El Salvador:
7.375%, 12/01/19	USD	300	309,000
7.750%, 01/24/23	USD	420	433,650
5.875%, 01/30/25	USD	1,421	1,294,886
6.375%, 01/18/27	USD	1,530	1,392,300
8.250%, 04/10/32	USD	145	146,450
7.650%, 06/15/35	USD	505	464,600
7.625%, 02/01/41	USD	307	276,300
			4,317,186
Ethiopia | 0.1%
Federal Republic of Ethiopia, 6.625%, 12/11/24	USD	315	289,406

The accompanying notes are an integral part of these financial statements.

50  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

Gabon | 0.2%
Gabonese Republic, 6.375%, 12/12/24	USD	620	$575,825

Georgia | 0.1%
Republic of Georgia, 6.875%, 04/12/21	USD	320	348,384

Ghana | 1.8%
Ghana Government Bonds:
25.480%, 04/24/17	GHS	380	89,439
24.440%, 05/29/17	GHS	80	18,823
23.230%, 02/19/18	GHS	460	108,866
22.490%, 04/23/18	GHS	150	34,832
23.470%, 05/21/18	GHS	390	91,680
19.040%, 09/24/18	GHS	50	11,243
Ghana Treasury Note, 22.500%, 12/10/18	GHS	440	105,163
Republic of Ghana:
9.250%, 09/15/22	USD	1,130	1,207,981
7.875%, 08/07/23	USD	1,770	1,741,238
8.125%, 01/18/26	USD	1,180	1,162,300
			4,571,565
Guatemala | 0.3%
Republic of Guatemala, 4.500%, 05/03/26	USD	671	645,838

Honduras | 0.1%
Republic of Honduras, 8.750%, 12/16/20	USD	310	345,154

Hungary | 0.9%
Hungary Government Bonds:
6.000%, 11/24/23	HUF	311,220	1,306,415
5.500%, 06/24/25	HUF	224,170	910,970
			2,217,385
Indonesia | 6.6%
Indonesia Government Bonds:
7.875%, 04/15/19	IDR	30,938,000	2,309,012
8.375%, 03/15/24	IDR	16,703,000	1,260,892
8.375%, 09/15/26	IDR	37,462,000	2,850,143
9.000%, 03/15/29	IDR	3,987,000	312,001
8.750%, 05/15/31	IDR	52,728,000	4,082,394
8.375%, 03/15/34	IDR	14,838,000	1,103,007
Description	Security Currency	Principal Amount (000)	Fair Value

Indonesia Treasury Bond, 8.250%, 05/15/36	IDR	11,191,000	$838,235
Republic of Indonesia:
5.875%, 03/13/20	USD	915	998,494
3.750%, 04/25/22	USD	175	175,656
3.375%, 04/15/23	USD	670	652,412
4.125%, 01/15/25 (b)	USD	650	645,937
7.750%, 01/17/38	USD	470	604,537
6.750%, 01/15/44	USD	450	544,661
			16,377,381
Iraq | 0.3%
Republic of Iraq, 5.800%, 01/15/28	USD	845	699,238

Ivory Coast | 1.7%
Ivory Coast:
5.375%, 07/23/24	USD	630	606,331
5.750%, 12/31/32	USD	3,850	3,556,539
			4,162,870
Jamaica | 0.6%
Government of Jamaica:
8.500%, 02/28/36	USD	115	131,675
8.000%, 03/15/39	USD	1,238	1,366,511
			1,498,186
Jordan | 0.2%
Kingdom of Jordan:
6.125%, 01/29/26 (b)	USD	155	155,969
5.750%, 01/31/27 (b)	USD	400	379,000
			534,969
Kazakhstan | 0.7%
Republic of Kazakhstan:
3.875%, 10/14/24	USD	515	515,000
6.500%, 07/21/45 (b)	USD	1,045	1,195,219
			1,710,219
Kenya | 0.6%
Republic of Kenya, 6.875%, 06/24/24	USD	1,560	1,474,200

Lebanon | 1.3%
Lebanese Republic:
5.450%, 11/28/19	USD	1,210	1,178,540
8.250%, 04/12/21	USD	2,040	2,159,952
			3,338,492

The accompanying notes are an integral part of these financial statements.

Annual Report  51

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

Malaysia | 4.3%
Malaysia Government Bonds:
3.814%, 02/15/17	MYR	7,280	$1,623,933
3.654%, 10/31/19	MYR	4,130	921,102
4.048%, 09/30/21	MYR	20,520	4,607,394
3.620%, 11/30/21	MYR	1,330	295,218
3.795%, 09/30/22	MYR	4,650	1,018,159
3.955%, 09/15/25	MYR	3,440	744,017
4.498%, 04/15/30	MYR	2,540	548,654
4.254%, 05/31/35	MYR	3,910	819,305
			10,577,782
Mexico | 4.7%
Mexican Bonos:
5.000%, 12/11/19	MXN	123,350	5,638,327
10.000%, 12/05/24	MXN	42,347	2,361,408
7.750%, 05/29/31	MXN	26,600	1,283,113
10.000%, 11/20/36	MXN	38,519	2,255,956
Mexican Udibonos, 4.000%, 11/15/40	MXN	3,226	161,967
			11,700,771
Mongolia | 0.7%
Mongolia Government International Bonds:
4.125%, 01/05/18	USD	1,066	1,031,355
10.875%, 04/06/21	USD	280	292,950
5.125%, 12/05/22	USD	580	493,725
			1,818,030
Morocco | 0.3%
Kingdom of Morocco:
4.250%, 12/11/22	USD	355	361,830
5.500%, 12/11/42	USD	330	335,168
			696,998
Mozambique | 0.5%
Mozambique International Bond, 10.500%, 01/18/23	USD	1,913	1,133,452

Namibia | 0.2%
Republic of Namibia, 5.250%, 10/29/25 (b)	USD	495	483,244

Nigeria | 0.2%
Republic of Nigeria, 6.750%, 01/28/21	USD	470	474,113
Description	Security Currency	Principal Amount (000)	Fair Value

Oman | 0.2%
Oman Government International Bond, 3.625%, 06/15/21 (b)	USD	430	$429,463

Pakistan | 0.3%
Islamic Republic of Pakistan:
7.250%, 04/15/19	USD	240	253,415
8.250%, 04/15/24	USD	555	599,691
			853,106
Panama | 0.2%
Republic of Panama, 8.875%, 09/30/27	USD	304	417,240

Paraguay | 1.0%
Republic of Paraguay:
4.625%, 01/25/23	USD	1,440	1,456,200
5.000%, 04/15/26 (b)	USD	630	636,300
6.100%, 08/11/44 (b)	USD	420	420,525
			2,513,025
Peru | 2.4%
Republic of Peru:
6.350%, 08/12/28 (b)	PEN	941	275,553
6.950%, 08/12/31	PEN	3,500	1,058,599
8.750%, 11/21/33	USD	900	1,314,000
6.900%, 08/12/37	PEN	11,020	3,259,306
			5,907,458
Philippines | 0.2%
Republic of Philippines, 3.625%, 09/09/25	PHP	29,000	533,979

Poland | 2.8%
Poland Government Bonds:
1.500%, 04/25/20	PLN	2,690	621,844
5.250%, 10/25/20	PLN	1,900	496,362
5.750%, 09/23/22	PLN	8,950	2,425,492
3.250%, 07/25/25	PLN	14,850	3,474,552
			7,018,250
Romania | 0.2%
Romanian Government Bond, 4.750%, 02/24/25	RON	1,560	391,735

The accompanying notes are an integral part of these financial statements.

52  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

Russia | 3.2%
Russia Foreign Bonds:
4.750%, 05/27/26 (b)	USD	600	$613,500
12.750%, 06/24/28	USD	435	737,325
Russia Government Bonds - OFZ:
7.600%, 04/14/21	RUB	48,480	772,532
7.500%, 08/18/21	RUB	202,410	3,222,417
7.000%, 08/16/23	RUB	78,630	1,198,856
7.050%, 01/19/28	RUB	91,020	1,350,537
			7,895,167
Saudi Arabia | 0.1%
Republic of Suriname, 9.250%, 10/26/26 (b)	USD	150	146,025

Senegal | 0.6%
Republic of Senegal:
8.750%, 05/13/21	USD	235	261,437
6.250%, 07/30/24	USD	1,200	1,194,000
			1,455,437
South Africa | 4.9%
Republic of South Africa:
7.750%, 02/28/23	ZAR	22,457	1,566,867
5.875%, 09/16/25	USD	270	288,225
10.500%, 12/21/26	ZAR	57,360	4,604,965
4.300%, 10/12/28	USD	210	194,775
8.250%, 03/31/32	ZAR	60,360	3,958,853
6.250%, 03/08/41	USD	450	491,625
5.375%, 07/24/44	USD	470	461,775
8.750%, 02/28/48	ZAR	7,600	505,333
			12,072,418
Sri Lanka | 1.3%
Republic of Sri Lanka:
6.250%, 07/27/21	USD	210	212,625
5.750%, 01/18/22	USD	70	68,934
5.750%, 01/18/22 (b)	USD	470	462,362
5.875%, 07/25/22	USD	200	196,500
6.125%, 06/03/25	USD	535	504,906
6.850%, 11/03/25	USD	235	231,769
6.850%, 11/03/25 (b)	USD	1,615	1,592,794
			3,269,890
Description	Security Currency	Principal Amount (000)	Fair Value

Thailand | 1.1%
Thailand Government Bonds:
3.625%, 06/16/23	THB	4,210	$125,317
3.850%, 12/12/25	THB	69,602	2,124,418
3.580%, 12/17/27	THB	18,170	534,661
			2,784,396
Turkey | 3.5%
Republic of Turkey:
7.000%, 03/11/19	USD	230	244,375
7.500%, 11/07/19	USD	115	125,062
5.625%, 03/30/21	USD	540	552,825
6.250%, 09/26/22	USD	885	919,117
4.875%, 10/09/26	USD	965	891,419
6.000%, 01/14/41	USD	535	494,875
Turkey Government Bonds:
7.100%, 03/08/23	TRY	7,280	1,697,648
8.000%, 03/12/25	TRY	15,900	3,757,592
			8,682,913
Ukraine | 2.5%
Ukraine Government Bonds:
7.750%, 09/01/19	USD	1,470	1,473,675
7.750%, 09/01/19 (b)	USD	36	36,090
7.750%, 09/01/20	USD	1,640	1,619,500
7.750%, 09/01/20 (b)	USD	182	179,907
7.750%, 09/01/21	USD	865	844,638
7.750%, 09/01/21 (b)	USD	253	246,675
7.750%, 09/01/22	USD	1,020	984,300
7.750%, 09/01/22 (b)	USD	233	224,845
7.750%, 09/01/23 (b)	USD	142	135,787
7.750%, 09/01/26 (b)	USD	254	237,490
7.750%, 09/01/27 (b)	USD	315	292,950
			6,275,857
Venezuela | 0.7%
Republic of Venezuela:
13.625%, 08/15/18	USD	55	44,440
7.000%, 12/01/18	USD	209	133,760
7.750%, 10/13/19	USD	245	136,587
6.000%, 12/09/20	USD	195	93,600
12.750%, 08/23/22	USD	160	99,600
9.000%, 05/07/23	USD	255	122,400
8.250%, 10/13/24	USD	260	120,250
7.650%, 04/21/25	USD	270	122,175
11.750%, 10/21/26	USD	425	238,000
9.250%, 09/15/27	USD	365	187,975
9.250%, 05/07/28	USD	490	229,075
11.950%, 08/05/31	USD	392	219,520
9.375%, 01/13/34	USD	140	66,150
7.000%, 03/31/38	USD	110	47,025
			1,860,557

The accompanying notes are an integral part of these financial statements.

Annual Report  53

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

Vietnam | 0.2%
Socialist Republic of Vietnam, 4.800%, 11/19/24	USD	540	$531,822

Zambia | 0.8%
Republic of Zambia:
5.375%, 09/20/22	USD	215	194,844
8.500%, 04/14/24	USD	1,910	1,867,025
			2,061,869
Total Foreign Government Obligations (Cost $199,699,036)			190,568,140

Quasi Government Bonds | 9.0%

Costa Rica | 0.2%
Banco Nacional de Costa Rica, 5.875%, 04/25/21 (b)	USD	540	546,075

Ecuador | 0.2%
EP Petroecuador, 6.627%, 09/24/19 (e)	USD	363	366,789

Indonesia | 1.9%
Perusahaan Penerbit SBSN Indonesia III:
4.325%, 05/28/25 (b)	USD	760	756,200
4.550%, 03/29/26 (b)	USD	830	833,901
PT Pertamina Persero:
4.875%, 05/03/22	USD	1,487	1,532,353
4.300%, 05/20/23	USD	350	347,176
6.000%, 05/03/42	USD	630	607,162
5.625%, 05/20/43	USD	660	606,471
			4,683,263
Kazakhstan | 0.8%
KazMunayGas National Co. JSC, 9.125%, 07/02/18	USD	1,725	1,871,625

Mexico | 1.3%
Banco Nacional de Comercio Exterior SNC, 3.800%, 08/11/26 (b), (e)	USD	640	600,000
Comision Federal de Electricidad, 4.750%, 02/23/27 (b)	USD	380	364,800
Description	Security Currency	Principal Amount (000)	Fair Value

Petroleos Mexicanos:
4.607%, 03/11/22 (b), (e)	USD	635	$654,844
5.375%, 03/13/22 (b)	USD	635	650,227
5.500%, 06/27/44	USD	1,325	1,102,665
			3,372,536
Oman | 0.4%
Lamar Funding, Ltd., 3.958%, 05/07/25	USD	1,185	1,087,238
Peru | 0.3%
Corp. Financiera de Desarrollo SA, 4.750%, 07/15/25	USD	655	677,925

South Africa | 1.7%
Eskom Holdings SOC, Ltd.:
5.750%, 01/26/21	USD	1,170	1,167,075
6.750%, 08/06/23	USD	950	952,375
7.850%, 04/02/26	ZAR	9,000	570,717
Transnet SOC, Ltd., 9.500%, 05/13/21 (b)	ZAR	24,000	1,636,570
			4,326,737
Tunisia | 0.1%
Banque Centrale de Tunisie SA, 5.750%, 01/30/25	USD	360	334,800

Turkey | 0.4%
Export Credit Bank of Turkey, 5.375%, 02/08/21	USD	635	619,919
TC Ziraat Bankasi AS, 4.750%, 04/29/21	USD	280	267,400
			887,319
Ukraine | 0.7%
Ukreximbank Via Biz Finance PLC:
9.625%, 04/27/22	USD	265	259,038
9.750%, 01/22/25	USD	1,495	1,410,906
			1,669,944
Venezuela | 1.0%
Petroleos de Venezuela SA:
5.250%, 04/12/17	USD	1,205	1,081,487
8.500%, 11/02/17	USD	432	339,937
8.500%, 10/27/20 (b)	USD	285	212,325
9.000%, 11/17/21	USD	235	123,669
12.750%, 02/17/22	USD	270	166,725
6.000%, 05/16/24	USD	310	119,738
6.000%, 11/15/26	USD	375	144,094
5.375%, 04/12/27	USD	367	137,166
9.750%, 05/17/35	USD	255	122,719
5.500%, 04/12/37	USD	290	107,300
			2,555,160

The accompanying notes are an integral part of these financial statements.

54   Annual Report

Description		Shares	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

Total Quasi Government Bonds (Cost $23,853,611)			$22,379,411
Short-Term Investment | 8.2%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.40% (7 day yield) (Cost $20,543,082)		20,543,082	20,543,082

Description	Counterparty	Number of Contracts	Fair Value

Purchased Options | 0.1%
USD vs BRL May 17 3.3 Put, Expires 05/12/17	JPMS	46,900	$132,727
USD vs BRL May 17 3.35 Put, Expires 05/18/17	JPMS	38,900	139,262

Total Purchased Options (Cost $162,400)			271,989
Description	Fair Value

Total Investments | 98.6% (Cost $255,650,323) (d), (h)	$245,391,854

Cash and Other Assets in Excess of Liabilities | 1.4%	3,386,539

Net Assets | 100.0%	$248,778,393

The accompanying notes are an integral part of these financial statements.

Annual Report  55

Lazard Emerging Markets Debt Portfolio (continued)

Forward Currency Contracts open at December 31, 2016:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

BRL	1,263,180	USD	370,000	BRC	01/04/17	$18,109	$—
BRL	1,765,416	USD	528,884	BRC	01/04/17	13,536	—
BRL	1,765,416	USD	529,122	BRC	01/04/17	13,298	—
BRL	4,191,766	USD	1,286,173	BRC	01/04/17	1,739	—
BRL	1,765,416	USD	528,884	CIT	01/04/17	13,536	—
BRL	1,765,416	USD	528,805	CIT	01/04/17	13,615	—
BRL	4,191,764	USD	1,286,172	CIT	01/04/17	1,739	—
BRL	1,765,416	USD	530,235	JPM	01/04/17	12,186	—
BRL	1,765,416	USD	529,043	JPM	01/04/17	13,378	—
BRL	4,191,766	USD	1,286,173	JPM	01/04/17	1,739	—
BRL	1,765,416	USD	528,726	SCB	01/04/17	13,694	—
BRL	1,765,416	USD	528,964	SCB	01/04/17	13,457	—
BRL	2,041,484	USD	599,731	SCB	01/04/17	27,511	—
BRL	4,191,766	USD	1,286,173	SCB	01/04/17	1,739	—
BRL	1,765,418	USD	528,885	UBS	01/04/17	13,536	—
BRL	1,765,418	USD	529,377	UBS	01/04/17	13,044	—
BRL	4,191,766	USD	1,286,173	UBS	01/04/17	1,739	—
COP	484,160,000	USD	160,000	SCB	01/17/17	882	—
HUF	316,006,315	USD	1,062,826	BRC	02/17/17	14,123	—
HUF	589,770,230	USD	1,984,489	JPM	02/17/17	25,447	—
HUF	47,510,304	USD	160,000	SCB	01/17/17	1,794	—
HUF	294,885,115	USD	992,111	SCB	02/17/17	12,857	—
IDR	1,181,885,492	USD	80,951	BRC	11/27/17	2,754	—
IDR	1,183,598,492	USD	81,375	BRC	11/27/17	2,452	—
IDR	1,183,598,492	USD	81,319	BRC	11/27/17	2,508	—
IDR	3,495,163,916	USD	236,303	BRC	11/27/17	11,236	—
IDR	1,758,932,382	USD	119,696	BRC	12/04/17	4,695	—
IDR	1,758,932,382	USD	119,982	BRC	12/04/17	4,409	—
IDR	2,970,541,910	USD	208,899	BRC	12/13/17	779	—
IDR	3,481,660,980	USD	244,929	BRC	12/13/17	827	—
IDR	4,663,694,640	USD	329,473	BRC	12/13/17	—	282
IDR	3,463,076,484	USD	242,682	BRC	12/14/17	1,711	—
IDR	49,496,392	USD	3,438	BRC	12/27/17	45	—
IDR	3,463,076,484	USD	240,425	BRC	12/27/17	3,304	—
IDR	4,160,167,116	USD	288,951	BRC	12/27/17	3,839	—
IDR	4,519,497,530	USD	313,876	BRC	12/27/17	4,203	—
IDR	1,998,039,428	USD	140,776	CIT	12/15/17	198	—
IDR	5,720,399,663	USD	402,137	CIT	12/15/17	1,473	—
IDR	7,905,986,130	USD	549,599	CIT	12/20/17	7,634	—
IDR	4,648,750,990	USD	324,294	CIT	12/21/17	3,293	—
IDR	6,893,584,028	USD	480,724	CIT	12/21/17	5,051	—
IDR	1,933,997,070	USD	134,259	CIT	12/27/17	1,855	—
IDR	1,941,599,724	USD	134,974	CIT	12/27/17	1,674	—

The accompanying notes are an integral part of these financial statements.

56   Annual Report

Lazard Emerging Markets Debt Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

IDR	4,641,509,626	USD	321,768	CIT	12/27/17	$4,898	$—
IDR	7,718,439,091	USD	535,668	CIT	12/27/17	7,550	—
IDR	7,905,986,130	USD	548,912	CIT	12/27/17	7,505	—
IDR	11,542,335,018	USD	801,551	CIT	12/27/17	10,790	—
IDR	4,966,950,788	USD	339,853	JPM	12/04/17	11,407	—
IDR	3,253,670,937	USD	226,816	JPM	12/22/17	2,415	—
IDR	33,065,552	USD	2,301	JPM	12/27/17	27	—
IDR	3,253,670,937	USD	226,059	JPM	12/27/17	2,932	—
IDR	3,885,945,948	USD	269,296	JPM	12/27/17	4,194	—
IDR	4,998,722,517	USD	351,528	SCB	12/15/17	1,164	—
IDR	3,872,854,298	USD	268,389	SCB	12/27/17	4,180	—
IDR	4,004,739,672	USD	278,688	SCB	12/27/17	3,163	—
IDR	4,998,722,517	USD	346,580	SCB	12/27/17	5,226	—
IDR	7,085,400,000	USD	490,000	SCB	12/27/17	8,665	—
MXN	8,594,939	USD	415,124	BRC	01/17/17	—	1,283
PEN	303,113	USD	87,478	BRC	02/28/17	2,176	—
PEN	4,129,895	USD	1,201,949	BRC	02/28/17	19,591	—
PLN	5,974,213	USD	1,417,096	BRC	01/17/17	10,190	—
PLN	5,974,213	USD	1,418,918	JPM	01/17/17	8,368	—
PLN	751,492	USD	180,000	SCB	01/17/17	—	463
PLN	1,016,496	USD	240,000	SCB	01/17/17	2,849	—
PLN	5,974,213	USD	1,418,564	SCB	01/17/17	8,721	—
RON	4,984,084	USD	1,171,499	BRC	01/17/17	—	14,954
RON	1,903,532	USD	447,721	CIT	01/17/17	—	6,011
RON	1,903,532	USD	447,364	JPM	01/17/17	—	5,653
RON	2,751,791	USD	646,416	SCB	01/17/17	—	7,869
RUB	13,491,139	USD	210,470	BRC	01/17/17	9,067	—
RUB	20,281,375	USD	315,641	BRC	01/17/17	14,392	—
RUB	52,822,713	USD	851,156	BRC	01/17/17	8,414	—
RUB	24,343,766	USD	381,426	JPM	01/17/17	14,713	—
RUB	34,317,477	USD	534,359	JPM	01/17/17	24,080	—
RUB	44,519,361	USD	694,530	JPM	01/17/17	29,922	—
THB	14,693,761	USD	410,268	BRC	02/17/17	—	53
THB	23,394,443	USD	653,659	BRC	02/17/17	—	540
THB	7,234,007	USD	203,128	HSB	02/17/17	—	1,172
THB	93,869,400	USD	2,634,376	JPM	02/17/17	—	13,760
THB	5,044,200	USD	140,000	SCB	02/17/17	822	—
THB	7,155,000	USD	200,000	SCB	02/17/17	—	249
THB	69,075,215	USD	1,938,545	SCB	02/17/17	—	10,125
TRY	1,970,024	USD	557,559	BRC	01/17/17	—	591
TRY	3,840,575	USD	1,096,008	BRC	01/17/17	—	10,194
TRY	3,840,575	USD	1,095,398	JPM	01/17/17	—	9,584
TRY	818,432	USD	230,000	SCB	01/17/17	1,388	—

The accompanying notes are an integral part of these financial statements.

Annual Report   57

Lazard Emerging Markets Debt Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

TRY	1,166,548	USD	332,142	SCB	01/17/17	$—	$2,333
TRY	1,486,043	USD	420,523	SCB	01/17/17	—	386
TRY	3,840,575	USD	1,095,648	SCB	01/17/17	—	9,834
TRY	3,840,576	USD	1,096,164	UBS	01/17/17	—	10,350
USD	387,586	BRL	388,110	BRC	01/04/17	—	524
USD	541,688	BRL	542,421	BRC	01/04/17	—	732
USD	541,688	BRL	542,421	BRC	01/04/17	—	732
USD	1,219,245	BRL	1,287,912	BRC	01/04/17	—	68,666
USD	524,430	BRL	537,982	BRC	02/02/17	—	13,551
USD	524,539	BRL	537,982	BRC	02/02/17	—	13,442
USD	541,688	BRL	542,421	CIT	01/04/17	—	732
USD	541,688	BRL	542,421	CIT	01/04/17	—	732
USD	1,219,085	BRL	1,287,911	CIT	01/04/17	—	68,826
USD	524,251	BRL	537,982	CIT	02/02/17	—	13,731
USD	524,423	BRL	537,982	CIT	02/02/17	—	13,559
USD	541,688	BRL	542,421	JPM	01/04/17	—	732
USD	541,688	BRL	542,421	JPM	01/04/17	—	732
USD	1,219,600	BRL	1,287,912	JPM	01/04/17	—	68,311
USD	524,469	BRL	537,982	JPM	02/02/17	—	13,512
USD	525,766	BRL	537,982	JPM	02/02/17	—	12,216
USD	541,688	BRL	542,421	SCB	01/04/17	—	732
USD	541,688	BRL	542,421	SCB	01/04/17	—	732
USD	626,395	BRL	627,242	SCB	01/04/17	—	847
USD	1,219,263	BRL	1,287,912	SCB	01/04/17	—	68,648
USD	524,282	BRL	537,982	SCB	02/02/17	—	13,699
USD	524,391	BRL	537,982	SCB	02/02/17	—	13,590
USD	541,689	BRL	542,421	UBS	01/04/17	—	732
USD	541,689	BRL	542,421	UBS	01/04/17	—	732
USD	1,219,281	BRL	1,287,912	UBS	01/04/17	—	68,631
USD	524,439	BRL	537,982	UBS	02/02/17	—	13,544
USD	524,813	BRL	537,982	UBS	02/02/17	—	13,169
USD	483,208	CLP	470,911	BRC	01/17/17	12,298	—
USD	483,016	CLP	470,911	JPM	01/17/17	12,105	—
USD	483,024	CLP	470,911	SCB	01/17/17	12,113	—
USD	483,097	CLP	470,911	UBS	01/17/17	12,187	—
USD	379,472	COP	381,110	JPM	01/17/17	—	1,639
USD	1,000,000	HUF	1,022,371	SCB	01/17/17	—	22,371
USD	1,555,005	IDR	1,543,868	BRC	01/17/17	11,136	—
USD	3,454	IDR	3,506	BRC	11/27/17	—	51
USD	490,000	IDR	495,393	BRC	11/27/17	—	5,393
USD	314,465	IDR	319,013	BRC	12/13/17	—	4,547
USD	240,826	IDR	244,393	BRC	12/14/17	—	3,567
USD	536,618	IDR	544,584	CIT	12/15/17	—	7,967
USD	549,408	IDR	557,233	CIT	12/20/17	—	7,825

The accompanying notes are an integral part of these financial statements.

58   Annual Report

Lazard Emerging Markets Debt Portfolio (concluded)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	802,108	IDR	813,361	CIT	12/21/17	$—	$11,253
USD	1,554,714	IDR	1,543,868	JPM	01/17/17	10,846	—
USD	2,308	IDR	2,338	JPM	12/04/17	—	30
USD	590,000	IDR	597,702	JPM	12/04/17	—	7,702
USD	226,185	IDR	229,231	JPM	12/22/17	—	3,046
USD	1,556,224	IDR	1,543,868	SCB	01/17/17	12,356	—
USD	460,000	IDR	465,613	SCB	12/13/17	—	5,613
USD	347,134	IDR	352,691	SCB	12/15/17	—	5,558
USD	359,023	MXN	354,802	BRC	01/17/17	4,221	—
USD	1,031,919	PEN	1,047,671	BRC	02/28/17	—	15,752
USD	567,478	PEN	580,589	CIT	02/28/17	—	13,110
USD	1,031,919	PEN	1,047,670	JPM	02/28/17	—	15,752
USD	1,032,220	PEN	1,047,671	SCB	02/28/17	—	15,451
USD	190,000	RON	189,808	SCB	01/17/17	192	—
USD	57,896	RUB	57,621	BRC	01/17/17	276	—
USD	1,980,000	RUB	1,997,969	BRC	01/17/17	—	17,969
USD	262,104	RUB	260,878	JPM	01/17/17	1,226	—
USD	312,331	SGD	306,589	BRC	01/17/17	5,742	—
USD	312,336	SGD	306,589	CIT	01/17/17	5,748	—
USD	312,281	SGD	306,589	JPM	01/17/17	5,693	—
USD	312,407	SGD	306,589	SCB	01/17/17	5,818	—
USD	560,000	TRY	561,780	SCB	01/17/17	—	1,780
USD	1,831,435	ZAR	1,840,957	JPM	01/17/17	—	9,522
ZAR	4,308,898	USD	315,693	BRC	01/17/17	—	2,684
ZAR	7,481,390	USD	531,281	SCB	01/17/17	12,187	—
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$659,591	$770,054

Written Options open at December 31, 2016:

Description	Counterparty	Number of Contracts	Strike Price	Expiration Date	Premium	Fair Value

USD vs BRL May 17 3.15 Put	JPMS	34,360	$3.15	05/12/17	$24,774	$(43,637)
USD vs BRL May 17 3.15 Put	JPMS	12,540	3.15	05/12/17	10,032	(15,926)
USD vs BRL May 17 3.15 Put	JPMS	38,900	3.18	05/18/17	28,922	(59,517)
Total Written Options		85,800			$63,728	$(119,080)

The accompanying notes are an integral part of these financial statements.

Annual Report  59

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Explorer Total Return Portfolio

Corporate Bonds | 12.8%

Argentina | 0.2%
Generacion Mediterranea SA, 9.625%, 07/27/23	USD	430	$442,900

Bangladesh | 0.1%
Banglalink Digital Communications, Ltd., 8.625%, 05/06/19	USD	140	147,868

Barbados | 0.4%
Columbus Cable Barbados, Ltd., 7.375%, 03/30/21	USD	850	904,519

Brazil | 3.3%
Braskem Finance, Ltd., 5.750%, 04/15/21	USD	610	642,025
Gerdau Trade, Inc., 4.750%, 04/15/23	USD	350	334,250
GTL Trade Finance, Inc., 5.893%, 04/29/24	USD	175	174,344
Petrobras Global Finance BV, 8.375%, 05/23/21	USD	6,211	6,692,352
Vale Overseas, Ltd.:
5.875%, 06/10/21	USD	225	235,688
6.250%, 08/10/26	USD	400	416,500
			8,495,159
Canada | 0.3%
First Quantum Minerals, Ltd.:
6.750%, 02/15/20 (b)	USD	490	488,775
7.000%, 02/15/21 (b)	USD	260	258,596
			747,371
Chile | 0.9%
AES Gener SA, 8.375%, 12/18/73	USD	450	477,000
Empresa Electrica Angamos SA, 4.875%, 05/25/29	USD	650	616,642
VTR Finance BV, 6.875%, 01/15/24	USD	1,225	1,264,812
			2,358,454
China | 0.1%
Green Dragon Gas, Ltd., 10.000%, 11/20/17 (b)	USD	400	324,000
Description	Security Currency	Principal Amount (000)	Fair Value

Colombia | 0.9%
Banco de Bogota SA, 6.250%, 05/12/26 (b)	USD	340	$346,800
Bancolombia SA, 6.125%, 07/26/20	USD	290	308,125
Ecopetrol SA, 5.875%, 09/18/23	USD	620	658,750
Transportadora de Gas Internacional SA, 5.700%, 03/20/22	USD	905	932,150
			2,245,825
Georgia | 0.2%
BGEO Group JSC, 6.000%, 07/26/23	USD	550	550,000

Guatemala | 0.5%
Comcel Trust, 6.875%, 02/06/24	USD	1,210	1,219,075

India | 1.0%
Greenko Dutch BV, 8.000%, 08/01/19	USD	1,040	1,097,720
JSW Steel, Ltd., 4.750%, 11/12/19	USD	320	315,175
Vedanta Resources PLC:
9.500%, 07/18/18	USD	80	84,739
6.000%, 01/31/19	USD	310	311,550
8.250%, 06/07/21	USD	705	732,174
			2,541,358
Israel | 0.3%
Altice Financing SA,
6.625%, 02/15/23 (b)	USD	300	308,250
7.500%, 05/15/26 (b)	USD	615	639,600
			947,850

Macau | 0.3%
MCE Finance, Ltd., 5.000%, 02/15/21	USD	625	625,000
Studio City Co., Ltd., 7.250%, 11/30/21 (b)	USD	200	207,000
			832,000

The accompanying notes are an integral part of these financial statements.

60  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Explorer Total Return Portfolio (continued)

Mexico | 0.7%
Cemex Finance LLC, 9.375%, 10/12/22	USD	1,490	$1,624,100
Cemex SAB de CV, 7.750%, 04/16/26	USD	290	320,813
			1,944,913
Nigeria | 0.3%
IHS Netherlands Holdco BV, 9.500%, 10/27/21 (b)	USD	725	742,271

Peru | 0.2%
Cia Minera Ares SAC, 7.750%, 01/23/21	USD	570	611,325

Russia | 1.0%
Evraz Group SA, 6.500%, 04/22/20	USD	310	324,582
Gazprom OAO Via Gaz Capital SA, 5.999%, 01/23/21	USD	570	614,175
GTH Finance BV,
6.250%, 04/26/20	USD	300	314,399
7.250%, 04/26/23	USD	1,200	1,286,424
			2,539,580
Singapore | 0.1%
Puma International Financing SA, 6.750%, 02/01/21	USD	300	308,682

South Africa | 0.3%
MTN Mauritius Investment, Ltd.:
5.373%, 02/13/22 (b)	USD	650	657,610
4.755%, 11/11/24	USD	240	220,200
			877,810
South Korea | 0.3%
Harvest Operations Corp., 6.875%, 10/01/17	USD	65	65,000
SK E&S Co., Ltd., 4.875%, 11/26/19 (e), (f)	USD	310	303,800
Woori Bank, 4.500%, 09/27/21 (e), (f)	USD	320	307,124
			675,924
Thailand | 0.2%
PTT Exploration & Production Public Co. Ltd., 4.875%, 06/18/19 (f)	USD	610	615,437
Description	Security Currency	Principal Amount (000)	Fair Value

Turkey | 0.6%
KOC Holding AS, 5.250%, 03/15/23	USD	645	$634,519
Turkiye Is Bankasi, 5.000%, 04/30/20	USD	655	636,169
Turkiye Vakiflar Bankasi TAO, 3.750%, 04/15/18	USD	320	315,566
			1,586,254
United Arab Emirates | 0.4%
MAF Global Securities, Ltd., 7.125%, 10/29/18 (e), (f)	USD	910	953,225

United States | 0.1%
Sable International Finance, Ltd., 6.875%, 08/01/22 (b)	USD	220	228,800

Total Corporate Bonds (Cost $32,525,073)			32,840,600

Foreign Government Obligations | 56.6%

Argentina | 9.8%
Republic of Argentina:
6.875%, 04/22/21	USD	510	543,150
6.875%, 04/22/21 (b)	USD	1,345	1,433,770
7.500%, 04/22/26	USD	1,690	1,770,275
7.500%, 04/22/26 (b)	USD	9,050	9,479,875
8.280%, 12/31/33	USD	7,816	8,402,589
2.500%, 12/31/38 (g)	USD	5,970	3,680,505
			25,310,164
Belize | 0.4%
Republic of Belize, 5.000%, 02/20/38 (g)	USD	2,733	1,120,530

Brazil | 7.3%
Brazil Letras do Tesouro Nacional, 0.000%, 01/01/20	BRL	17,900	4,001,645
Brazil NTN-B:
6.000%, 05/15/35	BRL	1,880	1,748,169
6.000%, 08/15/50	BRL	3,490	3,280,327
Brazil NTN-F:
10.000%, 01/01/23	BRL	19,250	5,557,272
10.000%, 01/01/27	BRL	15,155	4,294,431
			18,881,844

The accompanying notes are an integral part of these financial statements.

Annual Report  61

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Explorer Total Return Portfolio (continued)

Cameroon | 0.5%
Republic of Cameroon, 9.500%, 11/19/25	USD	1,180	$1,268,500

Congo | 1.1%
Republic of Congo, 4.000%, 06/30/29 (g)	USD	4,355	2,765,177

Costa Rica | 0.9%
Republic of Costa Rica:
4.250%, 01/26/23	USD	1,925	1,763,781
4.375%, 04/30/25	USD	200	177,250
7.158%, 03/12/45	USD	515	477,019
			2,418,050
Dominican Republic | 1.0%
Dominican Republic:
7.500%, 05/06/21	USD	1,295	1,403,456
5.500%, 01/27/25 (b)	USD	600	577,500
6.875%, 01/29/26	USD	565	586,188
			2,567,144
Ecuador | 3.9%
Republic of Ecuador:
10.500%, 03/24/20	USD	1,465	1,569,381
10.750%, 03/28/22	USD	7,770	8,430,450
			9,999,831
Egypt | 0.9%
Arab Republic of Egypt:
5.875%, 06/11/25	USD	1,320	1,196,250
5.875%, 06/11/25 (b)	USD	1,325	1,200,781
			2,397,031
El Salvador | 3.1%
Republic of El Salvador:
7.375%, 12/01/19	USD	3,062	3,153,860
7.750%, 01/24/23	USD	1,035	1,068,638
5.875%, 01/30/25	USD	2,493	2,271,746
6.375%, 01/18/27	USD	560	509,600
8.250%, 04/10/32	USD	86	86,860
7.625%, 02/01/41	USD	1,086	977,400
			8,068,104
Ethiopia | 0.5%
Federal Republic of Ethiopia, 6.625%, 12/11/24	USD	1,340	1,231,125
Description	Security Currency	Principal Amount (000)	Fair Value

Gabon | 1.0%
Gabonese Republic:
6.375%, 12/12/24	USD	2,465	$2,289,369
6.950%, 06/16/25	USD	285	266,415
			2,555,784
Ghana | 3.3%
Ghana Government Bonds:
25.480%, 04/24/17	GHS	380	89,439
24.440%, 05/29/17	GHS	80	18,823
23.230%, 02/19/18	GHS	490	115,966
22.490%, 04/23/18	GHS	160	37,155
23.470%, 05/21/18	GHS	420	98,733
19.040%, 09/24/18	GHS	50	11,243
Ghana Treasury Note, 22.500%, 12/10/18	GHS	450	107,553
Republic of Ghana:
9.250%, 09/15/22	USD	3,115	3,329,966
7.875%, 08/07/23	USD	2,020	1,987,175
8.125%, 01/18/26	USD	3,004	2,958,940
			8,754,993
Guatemala | 0.3%
Republic of Guatemala, 5.750%, 06/06/22	USD	593	633,769

Iraq | 1.1%
Republic of Iraq, 5.800%, 01/15/28	USD	3,275	2,710,062

Ivory Coast | 1.5%
Ivory Coast:
5.375%, 07/23/24	USD	1,055	1,015,364
6.375%, 03/03/28	USD	1,155	1,121,794
6.375%, 03/03/28 (b)	USD	1,105	1,073,231
5.750%, 12/31/32	USD	558	515,785
			3,726,174
Jordan | 1.0%
Kingdom of Jordan, 5.750%, 01/31/27 (b)	USD	2,640	2,501,400

Lebanon | 2.0%
Lebanese Republic:
5.450%, 11/28/19	USD	870	847,380
5.800%, 04/14/20	USD	1,740	1,703,112
8.250%, 04/12/21	USD	2,260	2,392,888
6.100%, 10/04/22	USD	110	106,423
			5,049,803

The accompanying notes are an integral part of these financial statements.

62  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Explorer Total Return Portfolio (continued)

Mongolia | 1.0%
Mongolia Government International Bonds:
10.875%, 04/06/21	USD	1,330	$1,391,513
5.125%, 12/05/22	USD	1,265	1,076,831
			2,468,344
Mozambique | 1.2%
Mozambique International Bond, 10.500%, 01/18/23	USD	5,308	3,144,990

Nigeria | 0.5%
Republic of Nigeria:
6.750%, 01/28/21	USD	580	585,075
6.375%, 07/12/23	USD	655	632,075
			1,217,150
Pakistan | 0.5%
Islamic Republic of Pakistan, 8.250%, 04/15/24	USD	1,280	1,383,072

Paraguay | 0.6%
Republic of Paraguay:
4.625%, 01/25/23	USD	170	171,913
5.000%, 04/15/26 (b)	USD	470	474,700
6.100%, 08/11/44	USD	280	280,350
6.100%, 08/11/44 (b)	USD	550	550,687
			1,477,650
Portugal | 2.7%
Republic of Portugal:
5.125%, 10/15/24	USD	4,318	4,177,665
5.125%, 10/15/24 (b)	USD	2,775	2,684,812
			6,862,477
Senegal | 0.5%
Republic of Senegal, 8.750%, 05/13/21	USD	1,135	1,262,688

Sri Lanka | 1.9%
Republic of Sri Lanka:
6.250%, 10/04/20	USD	550	563,750
5.750%, 01/18/22	USD	545	536,697
5.750%, 01/18/22 (b)	USD	890	875,538
5.875%, 07/25/22	USD	660	648,450
6.125%, 06/03/25	USD	900	849,375
6.850%, 11/03/25	USD	245	241,631
6.850%, 11/03/25 (b)	USD	625	616,406
6.825%, 07/18/26 (b)	USD	660	650,100
			4,981,947
Description	Security Currency	Principal Amount (000)	Fair Value

Turkey | 1.0%
Republic of Turkey, 5.625%, 03/30/21	USD	2,470	$2,528,662

Ukraine | 4.9%
Ukraine Government Bonds:
7.750%, 09/01/19	USD	4,975	4,987,437
7.750%, 09/01/20	USD	260	256,750
7.750%, 09/01/22	USD	205	197,825
7.750%, 09/01/24	USD	535	505,575
7.750%, 09/01/26	USD	1,565	1,463,275
7.750%, 09/01/27	USD	2,545	2,366,850
0.000%, 05/31/40 (e)	USD	9,766	2,929,800
			12,707,512
Vietnam | 0.5%
Socialist Republic of Vietnam, 6.750%, 01/29/20	USD	1,155	1,251,731

Zambia | 1.7%
Republic of Zambia:
5.375%, 09/20/22	USD	2,175	1,971,094
8.500%, 04/14/24	USD	2,500	2,443,750
			4,414,844
Total Foreign Government Obligations (Cost $147,348,865)			145,660,552

Quasi Government Bonds | 3.4%

Indonesia | 0.5%
Majapahit Holding BV, 7.750%, 01/20/20	USD	334	374,915
Perusahaan Listrik Negara PT, 5.500%, 11/22/21	USD	805	862,356
			1,237,271
Mexico | 1.4%
Petroleos Mexicanos, 4.607%, 03/11/22 (b), (e)	USD	3,650	3,764,062

South Africa | 1.0%
Eskom Holdings SOC, Ltd.:
5.750%, 01/26/21	USD	1,520	1,516,200
6.750%, 08/06/23	USD	1,015	1,017,538
			2,533,738

The accompanying notes are an integral part of these financial statements.

Annual Report   63

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Explorer Total Return Portfolio (continued)

Venezuela | 0.5%
Petroleos de Venezuela SA:
5.250%, 04/12/17	USD	985	$884,037
8.500%, 11/02/17	USD	737	580,125
			1,464,162
Total Quasi Government Bonds (Cost $8,889,421)			8,999,233

Description	Shares	Fair Value

Warrants | 0.0%

United Kingdom | 0.0%
Gulf Keystone Petroleum, Ltd. Expires 04/18/2017 (Cost $0)	96,000	$0

Short-Term Investment | 25.9%

State Street Institutional Treasury Money Market Fund, Premier Class, 0.40% (7 day yield) (Cost $66,660,424)	66,660,424	66,660,424
Description	Counterparty	Number of Contracts	Fair Value

Purchased Options | 0.2%
USD vs BRL May 17 3.3 Put, Expires 05/12/17	JPMS	95,100	$269,133
USD vs BRL May 17 3.35 Put, Expires 05/18/17	JPMS	40,400	144,632

Total Purchased Options (Cost $253,748)			413,765

Total Investments | 98.9% (Cost $255,677,531) (d), (h)			$254,574,574

Cash and Other Assets in Excess of Liabilities | 1.1%			2,933,019

Net Assets | 100.0%			$257,507,593

The accompanying notes are an integral part of these financial statements.

64  Annual Report

Lazard Explorer Total Return Portfolio (continued)

Forward Currency Contracts open at December 31, 2016:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

BRL	5,205,089	USD	1,559,344	BRC	01/04/17	$39,909	$—
BRL	5,205,089	USD	1,560,045	BRC	01/04/17	39,208	—
BRL	8,957,549	USD	2,748,473	BRC	01/04/17	3,716	—
BRL	5,205,089	USD	1,559,344	CIT	01/04/17	39,909	—
BRL	5,205,089	USD	1,559,110	CIT	01/04/17	40,143	—
BRL	8,957,549	USD	2,748,473	CIT	01/04/17	3,716	—
BRL	5,205,089	USD	1,563,325	JPM	01/04/17	35,929	—
BRL	5,205,089	USD	1,559,811	JPM	01/04/17	39,442	—
BRL	8,957,549	USD	2,748,473	JPM	01/04/17	3,716	—
BRL	842,875	USD	258,622	SCB	01/04/17	350	—
BRL	5,205,089	USD	1,558,877	SCB	01/04/17	40,376	—
BRL	5,205,089	USD	1,559,577	SCB	01/04/17	39,676	—
BRL	6,420,270	USD	1,969,952	SCB	01/04/17	2,663	—
BRL	8,957,549	USD	2,748,473	SCB	01/04/17	3,716	—
BRL	5,205,089	USD	1,559,344	UBS	01/04/17	39,909	—
BRL	5,205,089	USD	1,560,793	UBS	01/04/17	38,460	—
BRL	8,957,549	USD	2,748,473	UBS	01/04/17	3,716	—
IDR	16,466,533,679	USD	1,157,577	BRC	12/11/17	5,216	—
IDR	20,850,173,612	USD	1,466,670	BRC	12/13/17	5,059	—
IDR	16,466,533,679	USD	1,143,668	BRC	12/27/17	15,234	—
IDR	20,850,173,612	USD	1,448,029	BRC	12/27/17	19,390	—
IDR	36,233,100,000	USD	2,540,000	CIT	12/14/17	17,009	—
IDR	36,052,500,000	USD	2,530,000	CIT	12/15/17	13,731	—
IDR	36,052,500,000	USD	2,502,082	CIT	12/27/17	35,266	—
IDR	36,195,000,000	USD	2,511,449	CIT	12/27/17	35,928	—
IDR	19,095,966,322	USD	1,342,423	JPM	12/11/17	6,048	—
IDR	15,273,493,015	USD	1,073,331	JPM	12/13/17	4,763	—
IDR	36,195,000,000	USD	2,540,000	JPM	12/14/17	14,321	—
IDR	15,273,493,015	USD	1,060,659	JPM	12/27/17	14,278	—
IDR	19,095,966,322	USD	1,327,030	JPM	12/27/17	16,930	—
IDR	20,613,813,710	USD	1,431,316	JPM	12/27/17	19,469	—
PEN	4,316,368	USD	1,257,500	BRC	02/28/17	19,195	—
RUB	59,651,101	USD	928,357	BRC	01/17/17	42,330	—
RUB	104,021,710	USD	1,630,000	BRC	01/17/17	62,717	—
RUB	100,933,756	USD	1,571,643	JPM	01/17/17	70,825	—
USD	1,770,000	AUD	1,714,433	SCB	01/17/17	55,567	—
USD	1,597,094	BRL	1,599,253	BRC	01/04/17	—	2,159
USD	2,605,453	BRL	2,752,189	BRC	01/04/17	—	146,735
USD	1,546,211	BRL	1,586,166	BRC	02/02/17	—	39,955
USD	1,546,533	BRL	1,586,166	BRC	02/02/17	—	39,633
USD	1,597,094	BRL	1,599,253	CIT	01/04/17	—	2,159
USD	2,605,112	BRL	2,752,189	CIT	01/04/17	—	147,076
USD	1,545,683	BRL	1,586,166	CIT	02/02/17	—	40,483
USD	1,546,189	BRL	1,586,166	CIT	02/02/17	—	39,977
USD	1,597,094	BRL	1,599,253	JPM	01/04/17	—	2,159
USD	2,606,212	BRL	2,752,189	JPM	01/04/17	—	145,977

The accompanying notes are an integral part of these financial statements.

Annual Report  65

Lazard Explorer Total Return Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	1,546,326	BRL	1,586,166	JPM	02/02/17	$—	$39,840
USD	1,550,149	BRL	1,586,166	JPM	02/02/17	—	36,017
USD	250,000	BRL	258,972	SCB	01/04/17	—	8,972
USD	1,597,094	BRL	1,599,253	SCB	01/04/17	—	2,159
USD	1,904,559	BRL	1,972,615	SCB	01/04/17	—	68,056
USD	2,605,491	BRL	2,752,189	SCB	01/04/17	—	146,697
USD	1,545,775	BRL	1,586,166	SCB	02/02/17	—	40,391
USD	1,546,097	BRL	1,586,166	SCB	02/02/17	—	40,069
USD	1,597,094	BRL	1,599,253	UBS	01/04/17	—	2,159
USD	2,605,529	BRL	2,752,189	UBS	01/04/17	—	146,660
USD	1,546,234	BRL	1,586,166	UBS	02/02/17	—	39,932
USD	1,547,338	BRL	1,586,166	UBS	02/02/17	—	38,828
USD	2,210,000	CAD	2,173,434	BRC	01/17/17	36,566	—
USD	1,132,825	CLP	1,103,995	BRC	01/17/17	28,830	—
USD	1,132,375	CLP	1,103,995	JPM	01/17/17	28,380	—
USD	1,132,392	CLP	1,103,995	SCB	01/17/17	28,397	—
USD	1,132,565	CLP	1,103,995	UBS	01/17/17	28,570	—
USD	1,146,295	IDR	1,162,793	BRC	12/11/17	—	16,497
USD	1,450,750	IDR	1,471,728	BRC	12/13/17	—	20,978
USD	1,088,831	IDR	1,102,270	CIT	12/14/17	—	13,439
USD	2,516,163	IDR	2,554,321	CIT	12/14/17	—	38,158
USD	2,506,518	IDR	2,543,731	CIT	12/15/17	—	37,213
USD	1,329,340	IDR	1,348,471	JPM	12/11/17	—	19,132
USD	1,062,504	IDR	1,078,093	JPM	12/13/17	—	15,589
USD	1,433,506	IDR	1,454,739	JPM	12/14/17	—	21,233
USD	1,770,000	KRW	1,710,619	SCB	01/17/17	59,381	—
USD	4,350,000	RUB	4,389,478	BRC	01/17/17	—	39,478
USD	1,298,820	SGD	1,274,940	BRC	01/17/17	23,880	—
USD	1,298,842	SGD	1,274,940	CIT	01/17/17	23,902	—
USD	1,298,613	SGD	1,274,940	JPM	01/17/17	23,673	—
USD	1,299,134	SGD	1,274,940	SCB	01/17/17	24,194	—
USD	3,100,000	TWD	3,058,433	BRC	01/17/17	41,567	—
ZAR	35,075,060	USD	2,530,000	SCB	01/17/17	17,944	—
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$1,253,114	$1,437,810

Written Options open at December 31, 2016:

Description	Counterparty	Number of Contracts	Strike Price	Expiration Date	Premium	Fair Value

USD vs BRL May 17 3.15 Put	JPMS	69,670	$3.15	05/12/17	$50,232	$(88,481)
USD vs BRL May 17 3.15 Put	JPMS	25,430	3.15	05/12/17	20,344	(32,296)
USD vs BRL May 17 3.15 Put	JPMS	40,400	3.18	05/18/17	30,037	(61,812)
Total Written Options		135,500			$100,613	$(182,589)

The accompanying notes are an integral part of these financial statements.

66  Annual Report

Lazard Explorer Total Return Portfolio (concluded)

Credit Default Swap Agreements open at December 31, 2016:

Referenced Obligation	Counterparty	Notional Amount	Expiration Date	Buy/ Sell	Receive (Pay) Rate	S&P Credit Rating	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation	Unrealized Depreciation

CDX EM 26	BRC	3,800,000	12/20/21	Sell	1.000%	CCC - AA-	$(237,284)	$(291,840)	$54,556	$—
CDX EM 26	BRC	10,600,000	12/20/21	Sell	1.000	CCC - AA-	(661,899)	(805,600)	143,701	—
CDX EM 26	BRC	450,000	12/20/21	Sell	1.000	CCC - AA-	(28,099)	(33,525)	5,426	—
CDX EM 26	BRC	6,500,000	12/20/21	Sell	1.000	CCC - AA-	(405,881)	(503,750)	97,869	—
CDX EM 26	BRC	3,150,000	12/20/21	Sell	1.000	CCC - AA-	(196,697)	(243,029)	46,332	—
CDX EM 26	BRC	7,700,000	12/20/21	Sell	1.000	CCC - AA-	(480,813)	(604,373)	123,560	—
Republic of South Africa	BRC	2,400,000	12/20/21	Sell	1.000	BBB-	(125,045)	(170,967)	45,922	—
Republic of South Africa	BRC	5,250,000	12/20/21	Sell	1.000	BBB-	(273,537)	(340,235)	66,698	—
Republic of South Africa	BRC	4,900,000	12/20/21	Sell	1.000	BBB-	(255,301)	(345,636)	90,335	—
Republic of Turkey	BRC	1,350,000	12/20/21	Sell	1.000	NR	(105,276)	(112,708)	7,432	—
Republic of Turkey	BRC	3,050,000	12/20/21	Sell	1.000	NR	(237,845)	(250,747)	12,902	—
Republic of Turkey	BRC	8,200,000	12/20/21	Sell	1.000	NR	(639,454)	(700,942)	61,488	—
United Mexican States	BRC	7,820,000	12/20/21	Buy	(1.000)	BBB+	195,717	306,455	—	110,738
United Mexican States	BRC	6,930,000	12/20/21	Buy	(1.000)	BBB+	173,442	301,737	—	128,295
United Mexican States	BRC	10,400,000	12/20/21	Buy	(1.000)	BBB+	260,287	421,966	—	161,679
Total Credit Default Swap Agreements							$(3,017,685)	$(3,373,194)	$756,221	$400,712

The accompanying notes are an integral part of these financial statements.

Annual Report  67

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Income Portfolio

Foreign Government Obligations | 41.0%

Brazil | 11.3%
Brazil Letras do Tesouro Nacional, 0.000%, 04/01/17	BRL	2,870	$854,613
Brazil NTN-F:
10.000%, 01/01/17	BRL	940	288,604
10.000%, 01/01/27	BRL	880	249,363
			1,392,580

Colombia | 1.1%
Colombian Titulos De Tesoreria, 7.000%, 05/04/22	COP	410,000	138,235

Malaysia | 3.2%
Malaysia Government Bonds:
3.580%, 09/28/18	MYR	190	42,367
3.800%, 08/17/23	MYR	1,578	343,670
			386,037
Mexico | 5.1%
Mexican Bonos:
4.750%, 06/14/18	MXN	4,400	206,184
6.500%, 06/10/21	MXN	5,970	280,619
5.750%, 03/05/26	MXN	3,180	136,159
			622,962

Poland | 5.0%
Poland Government Bonds:
4.750%, 04/25/17	PLN	1,590	383,554
4.000%, 10/25/23	PLN	930	231,422
			614,976

Romania | 1.4%
Romanian Government Bond, 4.750%, 02/24/25	RON	700	175,779

Russia | 8.1%
Russia Government Bonds - OFZ:
7.500%, 08/18/21	RUB	23,100	367,758
7.600%, 07/20/22	RUB	23,100	366,744
7.050%, 01/19/28	RUB	17,550	260,403
			994,905

South Africa | 1.8%
Republic of South Africa, 10.500%, 12/21/26	ZAR	2,680	215,155
Description	Security Currency	Principal Amount (000)	Fair Value

Turkey | 4.0%
Turkey Government Bonds:
10.500%, 01/15/20	TRY	1,030	$292,421
10.700%, 02/17/21	TRY	720	203,227
			495,648

Total Foreign Government Obligations (Cost $5,279,449)			5,036,277

Supranationals | 1.6%
European Investment Bank, 7.200%, 07/09/19 (b) (Cost $213,115)	IDR	2,700,000	195,663

US Treasury Securities | 53.0%
US Treasury Notes:
0.750%, 01/15/17	USD	500	500,069
0.500%, 01/31/17	USD	400	400,046
0.875%, 01/31/17	USD	500	500,199
0.625%, 02/15/17	USD	500	500,119
0.875%, 02/28/17	USD	500	500,335
0.750%, 03/15/17	USD	500	500,283
0.500%, 03/31/17	USD	500	500,023
0.875%, 04/15/17	USD	500	500,523
0.875%, 04/30/17	USD	350	350,400
0.875%, 05/15/17	USD	400	400,406
0.625%, 05/31/17	USD	500	500,080
0.875%, 06/15/17	USD	500	500,568
0.625%, 06/30/17	USD	350	349,945
0.750%, 06/30/17	USD	500	500,295

Total US Treasury Securities (Cost $6,503,531)			6,503,291

Description	Shares	Fair Value

Short-Term Investment | 7.2%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.40% (7 day yield) (Cost $887,774)	887,774	$887,774

Total Investments | 102.8% (Cost $12,883,869) (d), (h)		$12,623,005

Liabilities in Excess of Cash and Other Assets | (2.8)%		(338,754)

Net Assets | 100.0%		$12,284,251

The accompanying notes are an integral part of these financial statements.

68  Annual Report

Lazard Emerging Markets Income Portfolio (continued)

Forward Currency Contracts open at December 31, 2016:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

ARS	1,890,720	USD	117,000	BNP	01/17/17	$866	$—
ARS	1,021,860	USD	63,000	BNP	02/02/17	—	134
ARS	1,042,650	USD	63,000	BNP	03/03/17	—	98
BRL	50,595	USD	15,000	CIT	01/20/17	474	—
BRL	19,503	USD	6,000	JPM	01/20/17	—	35
CNY	2,430,225	USD	350,000	SCB	01/13/17	—	1,953
CNY	4,367,256	USD	643,000	SCB	01/13/17	—	17,539
COP	49,624,000	USD	16,000	SCB	01/13/17	502	—
COP	331,446,000	USD	111,000	SCB	01/13/17	—	778
CZK	3,894,150	USD	150,000	CAB	01/30/17	1,893	—
EUR	221,647	USD	238,084	JPM	02/01/17	—	4,433
HUF	85,424,505	USD	291,000	BNP	02/02/17	32	—
HUF	85,366,305	USD	291,000	BNP	03/02/17	4	—
IDR	1,986,580,000	USD	142,000	CIT	03/22/17	3,468	—
IDR	5,841,060,000	USD	402,000	CIT	03/22/17	25,715	—
IDR	988,400,000	USD	70,000	CIT	05/02/17	1,834	—
IDR	660,274,550	USD	47,605	HSB	02/15/17	1,033	—
IDR	961,520,000	USD	68,000	HSB	05/09/17	1,785	—
ILS	239,393	USD	62,000	BNP	01/25/17	176	—
INR	13,034,000	USD	190,000	JPM	04/17/17	—	462
INR	12,805,050	USD	190,000	SCB	01/09/17	—	1,548
INR	48,014,900	USD	703,000	SCB	01/23/17	2,447	—
KRW	1,304,917,950	USD	1,115,000	SCB	01/13/17	—	34,084
KZT	63,848,000	USD	184,000	SCB	01/23/17	6,602	—
MXN	3,103,280	USD	160,000	CIT	01/26/17	—	10,764
MXN	6,499,310	USD	347,000	CIT	01/26/17	—	34,449
MYR	509,450	USD	115,000	JPM	03/08/17	—	1,790
PEN	405,639	USD	117,000	BNP	02/21/17	3,109	—
PEN	371,034	USD	107,437	CIT	03/06/17	2,207	—
PEN	433,007	USD	127,000	SCB	01/17/17	1,822	—
PHP	4,605,520	USD	92,000	JPM	01/11/17	710	—
PHP	9,459,450	USD	188,940	JPM	02/03/17	895	—
RON	208,785	USD	53,287	CIT	08/29/17	—	4,646
RON	527,248	USD	124,000	JPM	02/06/17	—	1,599
RUB	28,489,780	USD	440,000	CAB	01/30/17	21,661	—
RUB	4,591,440	USD	72,000	JPM	01/09/17	2,846	—
RUB	4,645,238	USD	75,000	JPM	01/30/17	274	—
SGD	974,432	USD	685,000	JPM	01/09/17	—	12,149
THB	21,113,765	USD	593,000	SCB	01/09/17	—	3,438
TRY	389,255	USD	111,000	JPM	02/23/17	—	1,829
TWD	2,605,960	USD	82,000	SCB	01/13/17	—	1,526
USD	217,000	BRL	220,039	BNP	01/20/17	—	3,039
USD	443,000	BRL	462,686	JPM	01/20/17	—	19,686

The accompanying notes are an integral part of these financial statements.

Annual Report  69

Lazard Emerging Markets Income Portfolio (concluded)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	1,097	EUR	1,054	JPM	02/01/17	$43	$—
USD	237,642	EUR	232,597	JPM	02/01/17	5,045	—
USD	10,450	HUF	9,761	BNP	08/29/17	689	—
USD	224,057	IDR	222,469	JPM	01/23/17	1,588	—
USD	44,000	IDR	43,760	SCB	01/23/17	240	—
USD	126,000	MXN	115,394	CIT	01/26/17	10,606	—
USD	91,000	PLN	90,163	JPM	01/20/17	837	—
USD	53,275	RON	48,642	BNP	08/29/17	4,634	—
USD	190,000	RON	187,197	JPM	02/06/17	2,803	—
USD	74,440	RUB	74,846	JPM	01/09/17	—	406
USD	239,538	RUB	257,192	JPM	01/30/17	—	17,654
USD	83,000	TRY	80,066	CAB	02/23/17	2,934	—
USD	143,000	TRY	141,394	CAB	02/23/17	1,606	—
USD	109,056	TRY	109,171	JPM	02/23/17	—	115
USD	256,000	ZAR	258,946	CIT	02/27/17	—	2,946
ZAR	4,164,201	USD	289,000	CIT	02/27/17	11,148	—
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$122,528	$177,100

The accompanying notes are an integral part of these financial statements.

70  Annual Report

The Lazard Funds, Inc. Notes to Portfolios of Investments December 31, 2016

(a)	Non-income producing security.

(b)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At December 31, 2016, the percentage of net assets for each Portfolio was as follows:

Portfolio	Percentage of Net Assets

Emerging Markets Equity	0.5%
Emerging Markets Equity Advantage	0.9
Emerging Markets Multi Asset	2.7
Emerging Markets Debt	9.3
Explorer Total Return	11.7
Emerging Markets Income	1.6

(c)	Security valued using Level 2 inputs, based on reference to a similar security which was trading on an active market, under GAAP hierarchy — see Note 9.

(d)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Emerging Markets Equity	$11,027,368,122	$1,372,576,969	$1,640,804,971	$(268,228,002)
Emerging Markets Core Equity	119,089,978	10,683,808	6,486,356	4,197,452
Developing Markets Equity	189,897,528	15,971,598	10,109,392	5,862,206
Emerging Markets Equity Advantage	2,933,428	289,421	178,642	110,779
Emerging Markets Equity Blend	292,698,477	17,985,922	21,766,986	(3,781,064)
Emerging Markets Multi Asset	186,685,330	7,701,889	7,514,994	186,895
Emerging Markets Debt	258,011,078	3,794,235	16,413,459	(12,619,224)
Explorer Total Return	255,746,019	4,160,331	5,331,776	(1,171,445)
Emerging Markets Income	12,891,874	82,753	351,622	(268,869)

(e)	Variable and floating rate securities are securities for which interest rate changes are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2016.

(f)	Date shown is the next perpetual call date.

(g)	Step up bonds are securities which increase the interest payment rate at a specified point in time. Rate shown reflects rate in effect at December 31, 2016 which may step up at a future date.

(h)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

†	Refer to Note 5 in the Notes to Financial Statements for further details related to holdings of 5% voting securities of portfolio companies.

The accompanying notes are an integral part of these financial statements.

Annual Report  71

Security Abbreviations:
ADR	— American Depositary Receipt
GDR	— Global Depositary Receipt
JSC	— Joint Stock Company
NTN-B	— Brazil Sovereign “Nota do Tesouro Nacional” Series B

Currency Abbreviations:
ARS	— Argentinian Peso
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CLP	— Chilean Peso
CNY	— Yuan Renminbi
COP	— Colombian Peso
CZK	— Czech Koruna
EGP	— Egyptian Pound
EUR	— Euro
GHS	— Ghanaian Cedi
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
ILS	— Israeli Shekel
INR	— Indian Rupee
KES	— Kenyan Shilling
KRW	— South Korean Won

Counterparty Abbreviations:
BNP	— BNP Paribas SA
BRC	— Barclays Bank PLC
CAB	— Credit Agricole Corporate and Investment Bank
CIT	— Citibank NA
HSB	— HSBC Bank USA NA

NTN-F	— Brazil Sovereign “Nota do Tesouro Nacional” Series F
NVDR	— Non-Voting Depository Receipt
PJSC	— Public Joint Stock Company
REIT	— Real Estate Investment Trust

KZT	— Kazakhstan Tenge
MXN	— Mexican New Peso
MYR	— Malaysian Ringgit
PEN	— Peruvian Nuevo Sol
PHP	— Philippine Peso
PLN	— Polish Zloty
RON	— New Romanian Leu
RSD	— Serbian Dinar
RUB	— Russian Ruble
SGD	— Singapore Dollar
THB	— Thai Baht
TRY	— New Turkish Lira
TWD	— Taiwan Dollar
UGX	— Ugandan Shilling
USD	— United States Dollar
UYU	— Uruguayan Peso
ZAR	— South African Rand

JPM	— JPMorgan Chase Bank NA
JPMS	— JPMorgan Securities, Inc.
SCB	— Standard Charter Bank
UBS	— UBS AG

The accompanying notes are an integral part of these financial statements.

72  Annual Report

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry*	Lazard Emerging Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Equity Advantage Portfolio	Lazard Emerging Markets Equity Blend Portfolio	Lazard Emerging Markets Multi Asset Portfolio

Aerospace & Defense	—%	—%	5.3%	—%	1.2%	0.4%
Airlines	—	—	—	0.8	—	—
Auto Components	1.6	0.9	0.6	0.8	3.4	1.8
Automobiles	3.6	3.3	4.3	1.2	3.4	1.3
Banks	26.0	18.3	22.0	18.9	23.0	11.6
Beverages	1.3	0.6	—	0.3	0.6	0.3
Building Products	—	—	—	0.6	—	—
Capital Markets	—	—	—	0.7	—	—
Chemicals	0.4	3.0	—	3.1	1.5	1.0
Commercial Services & Suppliers	—	—	—	—	0.4	0.2
Communications Equipment	—	—	—	0.2	—	0.1
Construction & Engineering	—	—	2.3	0.9	1.3	0.4
Construction Materials	1.6	—	2.9	1.0	0.9	0.6
Consumer Finance	—	—	0.7	0.8	0.9	0.5
Containers & Packaging	—	—	—	—	0.6	0.3
Distributors	1.0	—	—	—	—	—
Diversified Consumer Services	—	—	2.4	0.5	1.0	0.3
Diversified Financial Services	—	2.3	—	1.1	0.4	0.7
Diversified Telecommunication Services	2.6	2.8	—	2.8	1.0	1.2
Electric Utilities	—	—	—	4.0	—	0.9
Electrical Equipment	0.4	—	0.1	0.8	—	—
Electronic Equipment, Instruments & Components	1.7	3.8	2.4	3.3	4.3	1.8
Energy Equipment & Services	—	1.1	—	—	—	—
Equity Real Estate Investment Trusts (REITs)	—	—	0.9	—	0.5	0.1
Food & Staples Retailing	2.2	—	1.6	1.6	1.4	0.4
Food Products	—	0.7	1.0	2.6	—	0.1
Health Care Equipment & Supplies	—	—	—	0.8	—	—
Health Care Providers & Services	0.7	0.8	—	0.3	—	—
Hotels, Restaurants & Leisure	—	1.0	—	0.8	—	0.2
Household Durables	1.0	1.6	1.2	0.7	0.4	0.2
Household Products	0.7	—	—	0.3	0.5	0.3
Independent Power and Renewable Electricity Producers	—	1.1	—	—	—	0.3
Industrial Conglomerates	1.8	0.6	—	1.3	0.8	0.5
Insurance	3.7	4.0	3.0	2.9	1.9	0.9
Internet & Catalog Retail	—	0.9	0.8	0.4	—	—
Internet Software & Services	5.4	9.6	9.1	7.7	8.7	3.9
IT Services	6.4	1.1	—	2.0	2.6	1.4
Machinery	1.0	—	0.8	0.3	1.4	0.7
Media	—	1.7	1.6	2.0	—	0.5
Metals & Mining	1.8	5.5	4.1	4.3	1.4	1.6
Multiline Retail	0.8	1.5	—	—	—	0.1
Oil, Gas & Consumable Fuels	8.6	7.0	13.3	8.8	8.2	6.0
Paper & Forest Products	—	2.3	—	0.9	—	0.1
Personal Products	0.5	1.5	—	0.3	0.2	0.3
Pharmaceuticals	—	0.8	7.8	1.2	3.1	0.9
Professional Services	—	—	—	—	0.5	0.3
Real Estate Management & Development	—	0.8	—	2.3	—	0.1
Road & Rail	0.8	—	—	—	0.7	0.4

The accompanying notes are an integral part of these financial statements.

Annual Report  73

Industry*	Lazard Emerging Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Equity Advantage Portfolio	Lazard Emerging Markets Equity Blend Portfolio	Lazard Emerging Markets Multi Asset Portfolio

Semiconductors & Semiconductor Equipment	5.4%	9.0%	4.0%	6.7%	8.4%	4.3%
Software	—	0.9	1.5	—	1.2	0.4
Specialty Retail	—	—	—	0.9	0.3	0.1
Technology Hardware, Storage & Peripherals	3.7	6.2	4.0	5.5	4.0	2.0
Textiles, Apparel & Luxury Goods	—	—	—	0.8	1.1	0.6
Thrifts & Mortgage Finance	—	—	—	—	0.6	0.3
Tobacco	1.2	0.6	—	0.7	0.4	0.2
Transportation Infrastructure	1.6	1.8	—	0.6	0.8	0.6
Wireless Telecommunication Services	8.0	2.1	—	2.5	2.9	2.1
Subtotal	95.5	99.2	97.7	101.0	95.9	53.3
Foreign Government Obligations	—	—	—	—	—	26.8
Supranationals	—	—	—	—	—	0.1
US Treasury Securities	—	—	—	—	—	5.2
Purchased Options	—	—	—	—	—	0.1
Short-Term Investments	4.1	0.4	2.0	—	4.0	12.4
Total Investments	99.6%	99.6%	99.7%	101.0%	99.9%	97.9%

Industry*	Lazard Emerging Markets Debt Portfolio	Lazard Explorer Total Return Portfolio

Banks	2.2%	1.0%
Chemicals	0.3	0.3
Communications Equipment	—	0.3
Construction Materials	0.2	0.8
Diversified Financial Services	1.0	0.4
Diversified Telecommunication Services	0.3	0.4
Electric Utilities	1.8	2.4
Hotels, Restaurants & Leisure	—	0.3
Independent Power and Renewable Electricity Producers	—	0.6
Industrial Conglomerates	—	0.2
Media	0.4	0.5
Metals & Mining	0.1	1.5
Oil, Gas & Consumable Fuels	6.3	6.0
Transportation Infrastructure	0.7	—
Wireless Telecommunication Services	0.4	1.5
Subtotal	13.7	16.2
Foreign Government Obligations	76.6	56.6
Purchased Options	0.1	0.2
Short-Term Investments	8.2	25.9
Total Investments	98.6%	98.9%

* Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

74  Annual Report

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Annual Report  75

The Lazard Funds, Inc. Statements of Assets and Liabilities

December 31, 2016	Lazard Emerging Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio	Lazard Developing Markets Equity Portfolio

ASSETS
Investments in securities, at fair value	$10,615,663,528	$123,287,430	$195,759,734
Non-controlled affiliated issuers, at fair value (Note 5)	143,476,592	—	—
Cash	—	—	—
Cash collateral due from broker	—	—	—
Foreign currency, at fair value	2,142,577	43,123	579,794
Receivables for:
Capital stock sold	37,133,329	670,283	1,851,200
Investments sold	32,175,010	18	72,767
Dividends and interest	10,013,794	205,824	320,859
Amount due from Investment Manager (Note 3)	—	—	—
Amount due from custodian (Note 3)	291,548	—	37,823
Gross unrealized appreciation on:
Forward currency contracts	—	—	—
Swap agreements	—	—	—
Premium for swap agreements purchased	—	—	—
Deferred offering costs (Note 2(h))	—	—	—
Prepaid expenses	—	—	—
Total assets	10,840,896,378	124,206,678	198,622,177
LIABILITIES
Cash collateral due to broker	—	—	—
Payables for:
Management fees	9,084,739	107,420	169,069
Accrued custodian fees	1,169,424	28,992	52,310
Accrued administration fees	313,331	19,202	22,477
Accrued distribution fees	271,271	266	1,572
Accrued professional services	52,827	27,473	28,285
Capital stock redeemed	19,124,462	289,532	1,780,276
Investments purchased	8,231,961	—	240,708
Dividends	—	—	—
Gross unrealized depreciation on:
Forward currency contracts	—	—	—
Swap agreements	—	—	—
Premium for swap agreements sold	—	—	—
Written options, at fair value	—	—	—
Other accrued expenses and payables	5,445,254	9,331	20,041
Total liabilities	43,693,269	482,216	2,314,738
Net assets	$10,797,203,109	$123,724,462	$196,307,439
NET ASSETS
Paid in capital	$12,208,696,025	$131,451,082	$344,828,466
Undistributed (distributions in excess of) net investment income (loss)	67,416,271	(45,878)	(252,731)
Accumulated net realized gain (loss)	(1,259,355,706)	(13,035,668)	(163,697,289)
Net unrealized appreciation (depreciation) on:
Investments	(94,931,542)	5,355,200	15,434,960
Non-controlled affiliated issuers	(124,646,660)	—	—
Foreign currency translations and forward currency contracts	24,721	(274)	(5,967)
Written options	—	—	—
Swap agreements	—	—	—
Net assets	$10,797,203,109	$123,724,462	$196,307,439
Institutional Shares
Net assets	$9,311,692,751	$122,995,141	$189,035,050
Shares of capital stock outstanding*	583,417,967	13,928,987	18,387,759
Net asset value, offering and redemption price per share	$15.96	$8.83	$10.28
Open Shares
Net assets	$1,287,551,847	$729,321	$7,272,389
Shares of capital stock outstanding*	78,456,674	82,765	707,429
Net asset value, offering and redemption price per share	$16.41	$8.81	$10.28
R6 Shares
Net assets	$197,958,511	—	—
Shares of capital stock outstanding*	12,405,126	—	—
Net asset value, offering and redemption price per share	$15.96	—	—
Cost of investments in securities	$10,705,664,898	$117,932,230	$180,324,774
Cost of non-controlled affiliated issuers	$268,123,252	$—	$—
Proceeds received from written options	$—	$—	$—
Cost of foreign currency	$2,141,305	$43,266	$581,968

* $0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

76  Annual Report

Lazard Emerging Markets Equity Advantage Portfolio	Lazard Emerging Markets Equity Blend Portfolio	Lazard Emerging Markets Multi Asset Portfolio	Lazard Emerging Markets Debt Portfolio	Lazard Explorer Total Return Portfolio	Lazard Emerging Markets Income Portfolio

$3,044,207	$288,917,413	$186,872,225	$245,391,854	$254,574,574	$12,623,005
—	—	—	—	—	—
—	—	2,020,448	36,306	614,949	1,100,000
—	—	1,180,000	—	3,050,000	—
223	25,709	124,916	944,068	124,282	25,540

105	368,350	684,981	447,745	152,227	—
15,319	391,387	271,604	246,804	471,807	—
4,215	163,317	1,598,895	4,388,492	4,354,560	141,666
3,909	—	—	—	—	3,791
—	15,542	15,804	11,003	—	—

—	—	840,274	659,591	1,253,114	122,528
—	—	234,823	—	756,221	—
—	—	301,808	—	1,030,158	—
—	—	—	4,219	—	—
—	—	—	42,807	—	—
3,067,978	289,881,718	194,145,778	252,172,889	266,381,892	14,016,530

—	—	—	—	320,000	—

—	249,083	157,845	152,980	203,050	—
14,724	53,336	64,036	31,983	23,968	9,904
7,741	27,561	22,386	25,311	25,533	8,510
28	1,448	194	1,418	247	27
26,196	27,829	39,974	40,090	34,057	31,263
—	203,080	107,157	101,460	313,594	8
—	4,809	275,272	2,136,371	1,522,997	1,501,525
—	—	—	1,567	307	—

—	—	972,191	770,054	1,437,810	177,100
—	—	116,852	—	400,712	—
—	—	1,383,500	—	4,403,352	—
—	—	43,708	119,080	182,589	—
4,020	37,785	15,233	14,182	6,083	3,942
52,709	604,931	3,198,348	3,394,496	8,874,299	1,732,279
$3,015,269	$289,276,787	$190,947,430	$248,778,393	$257,507,593	$12,284,251

$3,376,335	$386,280,483	$220,413,921	$304,126,617	$274,569,079	$12,887,790
(1,873)	(380,821)	(738,064)	(7,591,867)	(2,371,921)	(281,399)
(478,353)	(105,718,848)	(31,700,121)	(37,324,169)	(13,676,362)	(5,541)

119,157	9,096,026	3,007,618	(10,258,469)	(1,102,957)	(260,864)
—	—	—	—	—	—
3	(53)	(133,951)	(118,367)	(183,779)	(55,735)
—	—	(19,944)	(55,352)	(81,976)	—
—	—	117,971	—	355,509	—
$3,015,269	$289,276,787	$190,947,430	$248,778,393	$257,507,593	$12,284,251

$2,895,551	$282,473,262	$190,102,203	$240,833,145	$256,331,221	$12,156,051
332,573	29,418,600	23,468,090	30,470,656	29,244,079	1,447,433
$8.71	$9.60	$8.10	$7.90	$8.77	$8.40

$119,718	$6,803,525	$845,227	$6,800,510	$1,176,372	$128,200
13,749	707,428	104,144	852,546	133,440	15,090
$8.71	$9.62	$8.12	$7.98	$8.82	$8.50

—	—	—	$1,144,738	—	—
—	—	—	144,864	—	—
—	—	—	$7.90	—	—
$2,925,050	$279,792,361	$183,862,195	$255,650,323	$255,677,531	$12,883,869
$—	$—	$—	$—	$—	$—
$—	$—	$23,764	$63,728	$100,613	$—
$224	$25,732	$127,671	$937,856	$123,679	$25,138

Annual Report  77

The Lazard Funds, Inc. Statements of Operations

For the Year Ended December 31, 2016	Lazard Emerging Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio	Lazard Developing Markets Equity Portfolio

Investment Income (Loss)

Income
Dividends
Unaffiliated issuers	$275,501,401	$2,577,616	$4,602,113
Non-controlled affiliated issuers (Note 5)	2,593,640	—	—
Interest	—	—	—
Total investment income*	278,095,041	2,577,616	4,602,113

Expenses
Management fees (Note 3)	103,749,734	1,171,857	2,725,785
Custodian fees	6,405,883	153,282	298,123
Distribution fees (Open Shares)	3,077,509	5,855	20,072
Administration fees	1,188,500	73,552	104,630
Shareholders’ reports	777,984	12,627	45,459
Shareholders’ services	451,230	28,363	37,293
Directors’ fees and expenses	372,557	8,848	16,430
Professional services	323,594	46,584	69,851
Registration fees	100,412	38,829	41,114
Amortization of offering costs (Note 2(h))	383	—	—
Organization expenses (Note 2(h))	—	—	—
Other††	286,483	8,966	21,724
Total gross expenses	116,734,269	1,548,763	3,380,481
Management fees waived and expenses reimbursed	(7,403)	(17,669)	(2,324)
Administration and shareholders’ services fees waived	—	—	—
Reimbursement of custodian fees (Note 3)	(291,548)	—	(37,823)
Total net expenses	116,435,318	1,531,094	3,340,334
Net investment income (loss)	161,659,723	1,046,522	1,261,779

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions, Forward Currency Contracts, Options and Swap Agreements
Net realized gain (loss) on:
Investments**	(569,340,951)	(10,043,626)	(28,363,008)
Non-controlled affiliated issuers	(6,946,908)	—	—
Foreign currency transactions and forward currency contracts	(1,706,588)	(32,767)	(268,531)
Written options	—	—	—
Swap agreements	—	—	—
Total net realized gain (loss) on investments, foreign currency transactions, forward currency contracts, options and swap agreements	(577,994,447)	(10,076,393)	(28,631,539)
Net change in unrealized appreciation (depreciation) on:
Investments†	2,315,828,523	13,205,131	69,298,401
Non-controlled affiliated issuers	26,580,431	—	—
Foreign currency translations and forward currency contracts	175,324	(637)	(4,982)
Written options	—	—	—
Swap agreements	—	—	—
Total net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward currency contracts, options, and swap agreements	2,342,584,278	13,204,494	69,293,419
Net realized and unrealized gain (loss) on investments, foreign currency transactions, forward currency contracts, options and swap agreements	1,764,589,831	3,128,101	40,661,880
Net increase (decrease) in net assets resulting from operations	$1,926,249,554	$4,174,623	$41,923,659
* Net of foreign withholding taxes of	$36,426,369	$308,058	$460,725
** Net of foreign capital gains taxes of	$48,024	$—	$—
† Includes net change in unrealized appreciation (depreciation) of foreign capital gains taxes of	$(3,793,172)	$—	$189,409
†† Includes interest on line of credit of	$—	$201	$6,640

The accompanying notes are an integral part of these financial statements.

78  Annual Report

Lazard Emerging Markets Equity Advantage Portfolio	Lazard Emerging Markets Equity Blend Portfolio	Lazard Emerging Markets Multi Asset Portfolio	Lazard Emerging Markets Debt Portfolio	Lazard Explorer Total Return Portfolio	Lazard Emerging Markets Income Portfolio

$73,140	$5,969,639	$2,646,397	$—	$—	$—
—	—	—	—	—	—
—	—	2,820,635	17,976,677	15,009,403	349,048
73,140	5,969,639	5,467,032	17,976,677	15,009,403	349,048

24,775	2,802,328	1,806,973	2,030,226	2,470,627	83,897
88,540	309,837	304,817	181,311	122,674	55,481
277	17,016	2,377	17,979	3,376	328
50,465	106,161	86,254	103,692	101,609	52,654
1,839	107,505	20,313	33,090	7,249	2,000
23,930	49,806	27,654	37,469	27,251	26,020
5,101	15,671	11,242	14,819	14,146	5,481
38,021	89,796	71,552	57,520	51,271	43,278
31,496	49,052	38,107	49,000	33,739	28,894
20,526	—	—	3,150	—	—
—	—	—	2,388	—	—
5,557	20,428	13,798	32,565	20,760	6,159
290,527	3,567,600	2,383,087	2,563,209	2,852,702	304,192
(239,366)	(19,287)	(14,523)	(15,939)	(11,668)	(168,688)
(18,750)	—	—	(6,137)	—	(18,750)
—	(15,542)	(15,804)	(11,003)	—	—
32,411	3,532,771	2,352,760	2,530,130	2,841,034	116,754
40,729	2,436,868	3,114,272	15,446,547	12,168,369	232,294

(274,486)	(25,885,964)	(10,144,032)	(4,275,787)	4,078,767	(106,694)
—	—	—	—	—	—
(2,194)	(201,039)	(293,712)	(3,076,834)	(2,100,059)	77,097
—	—	(39,811)	—	(357,123)	—
—	—	122,899	—	208,946	—

(276,680)	(26,087,003)	(10,354,656)	(7,352,621)	1,830,531	(29,597)

503,768	54,247,085	22,389,237	14,025,904	4,183,495	37,379
—	—	—	—	—	—
9	2,217	(15,509)	(71,282)	(956,199)	140,452
—	—	(19,944)	(55,352)	(81,976)	—
—	—	120,746	—	464,370	—

503,777	54,249,302	22,474,530	13,899,270	3,609,690	177,831

227,097	28,162,299	12,119,874	6,546,649	5,440,221	148,234
$267,826	$30,599,167	$15,234,146	$21,993,196	$17,608,590	$380,528
$10,010	$702,898	$328,568	$225,957	$(1,850)	$1,631
$—	$201,036	$3,327	$72,335	$—	$201

$—	$168,929	$27,908	$—	$—	$—
$2	$5,020	$—	$8,068	$—	$51

Annual Report  79

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard Emerging Markets Equity Portfolio		Lazard Emerging Markets Core Equity Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$161,659,723	$227,360,697	$1,046,522	$190,867
Net realized gain (loss) on investments and foreign currency transactions	(577,994,447)	(636,488,846)	(10,076,393)	(2,519,787)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	2,342,584,278	(2,312,934,505)	13,204,494	(6,842,940)
Net increase (decrease) in net assets resulting from operations	1,926,249,554	(2,722,062,654)	4,174,623	(9,171,860)
Distributions to shareholders
From net investment income
Institutional Shares	(138,953,537)	(142,503,178)	(954,083)	(180,297)
Open Shares	(15,721,592)	(11,377,382)	(6,127)	—
R6 Shares	(2,890,782)	(1,330,764)	—	—
From net realized gains
Institutional Shares	—	(40,346,125)	—	—
Open Shares	—	(3,878,486)	—	—
R6 Shares	—	(357,845)	—	—
Return of capital
Institutional Shares	—	—	—	(88,130)
Open Shares	—	—	—	—
Net decrease in net assets resulting from distributions	(157,565,911)	(199,793,780)	(960,210)	(268,427)
Capital stock transactions
Net proceeds from sales
Institutional Shares	1,850,010,111	2,526,892,552	49,454,736	85,622,157
Open Shares	623,041,652	335,817,831	1,099,565	1,562,389
R6 Shares	28,742,036	177,286,490	—	—
Net proceeds from reinvestment of distributions
Institutional Shares	131,660,395	169,829,270	770,627	213,430
Open Shares	15,351,111	14,707,059	6,092	—
R6 Shares	1,340,183	475,012	—	—
Cost of shares redeemed
Institutional Shares	(2,417,690,835)	(3,976,707,530)	(32,632,950)	(14,024,038)
Open Shares	(416,901,456)	(732,854,550)	(2,953,542)	(4,268,230)
R6 Shares	(3,035,306)	(8,971,555)	—	—
Net increase (decrease) in net assets from capital stock transactions	(187,482,109)	(1,493,525,421)	15,744,528	69,105,708
Redemption fees (Note 2(j))
Institutional Shares	25,687	85,894	939	484
Open Shares	5,762	24,702	—	—
Net increase in net assets from redemption fees	31,449	110,596	939	484
Total increase (decrease) in net assets	1,581,232,983	(4,415,271,259)	18,959,880	59,665,905
Net assets at beginning of period	9,215,970,126	13,631,241,385	104,764,582	45,098,677
Net assets at end of period*	$10,797,203,109	$9,215,970,126	$123,724,462	$104,764,582
* Includes undistributed (distributions in excess of) net investment income (loss) of	$67,416,271	$64,636,833	$(45,878)	$(273,866)
(a) The Portfolio commenced operations on May 29, 2015.
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	612,915,207	707,314,715	11,913,811	4,141,159
Shares sold	124,977,329	155,548,937	5,746,230	9,340,075
Shares issued to shareholders from reinvestment of distributions	8,256,831	12,506,774	88,375	24,789
Shares redeemed	(162,731,400)	(262,455,219)	(3,819,429)	(1,592,212)
Net increase (decrease)	(29,497,240)	(94,399,508)	2,015,176	7,772,652
Shares outstanding at end of period	583,417,967	612,915,207	13,928,987	11,913,811
Open Shares
Shares outstanding at beginning of period	60,265,874	83,551,356	273,190	547,633
Shares sold	45,190,925	21,125,275	131,958	161,890
Shares issued to shareholders from reinvestment of distributions	934,081	1,053,670	699	—
Shares redeemed	(27,934,206)	(45,464,427)	(323,082)	(436,333)
Net increase (decrease)	18,190,800	(23,285,482)	(190,425)	(274,443)
Shares outstanding at end of period	78,456,674	60,265,874	82,765	273,190
R6 Shares†
Shares outstanding at beginning of period	10,761,543	—
Shares sold	1,756,087	11,383,985
Shares issued to shareholders from reinvestment of distributions	84,140	34,735
Shares redeemed	(196,644)	(657,177)
Net increase (decrease)	1,643,583	10,761,543
Shares outstanding at end of period	12,405,126	10,761,543

† The inception date for the R6 Shares was January 19, 2015.

The accompanying notes are an integral part of these financial statements.

80  Annual Report

Lazard Developing Markets Equity Portfolio		Lazard Emerging Markets Equity Advantage Portfolio		Lazard Emerging Markets Equity Blend Portfolio
Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Period Ended December 31, 2015 (a)	Year Ended December 31, 2016	Year Ended December 31, 2015

$1,261,779	$2,201,358	$40,729	$24,631	$2,436,868	$5,738,043

(28,631,539)	(52,150,416)	(276,680)	(202,076)	(26,087,003)	(67,692,018)

69,293,419	(6,254,455)	503,777	(384,617)	54,249,302	580,940

41,923,659	(56,203,513)	267,826	(562,062)	30,599,167	(61,373,035)

(1,789,340)	(1,924,292)	(43,969)	(43,330)	(1,412,652)	(6,648,716)
(45,302)	(13,305)	(1,641)	(1,479)	(13,457)	(117,959)
—	—	—	—	—	—

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

—	—	(2,269)	—	—	(222,431)
—	—	(85)	—	—	(3,946)
(1,834,642)	(1,937,597)	(47,964)	(44,809)	(1,426,109)	(6,993,052)

80,883,514	160,628,933	18,704	3,160,000	67,218,772	123,910,759
1,869,119	4,472,487	31,224	114,935	1,539,531	22,146,753
—	—	—	—	—	—

1,496,598	1,804,758	46,238	43,330	1,378,998	6,577,069
44,974	13,190	1,726	1,479	12,996	120,456
—	—	—	—	—	—

(276,473,758)	(188,831,386)	(1,350)	—	(102,375,323)	(243,837,698)
(6,293,824)	(8,133,436)	(14,008)	—	(2,636,302)	(132,387,511)
—	—	—	—	—	—

(198,473,377)	(30,045,454)	82,534	3,319,744	(34,861,328)	(223,470,172)

522	1,622	—	—	359	1,456
1	3	—	—	1	194
523	1,625	—	—	360	1,650
(158,383,837)	(88,184,939)	302,396	2,712,873	(5,687,910)	(291,834,609)
354,691,276	442,876,215	2,712,873	—	294,964,697	586,799,306
$196,307,439	$354,691,276	$3,015,269	$2,712,873	$289,276,787	$294,964,697

$(252,731)	$(1,734,548)	$(1,873)	$(19,129)	$(380,821)	$(2,005,101)

38,037,272	40,927,103	324,964	—	33,751,879	46,286,681
8,298,641	16,044,111	2,406	319,608	7,548,866	12,895,558
147,146	202,540	5,357	5,356	145,464	766,558
(28,095,300)	(19,136,482)	(154)	—	(12,027,609)	(26,196,918)
(19,649,513)	(2,889,831)	7,609	324,964	(4,333,279)	(12,534,802)
18,387,759	38,037,272	332,573	324,964	29,418,600	33,751,879

1,205,398	1,536,338	11,805	—	831,641	12,384,807
193,542	475,961	3,367	11,622	166,167	2,271,163
4,422	1,554	200	183	1,368	14,023
(695,933)	(808,455)	(1,623)	—	(291,748)	(13,838,352)
(497,969)	(330,940)	1,944	11,805	(124,213)	(11,553,166)
707,429	1,205,398	13,749	11,805	707,428	831,641

Annual Report  81

	Lazard Emerging Markets Multi Asset Portfolio		Lazard Emerging Markets Debt Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,114,272	$2,723,881	$15,446,547	$17,108,605
Net realized gain (loss) on investments, foreign currency transactions, forward currency contracts, options and swap agreements	(10,354,656)	(16,665,143)	(7,352,621)	(43,771,586)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward currency contracts, options and swap agreements	22,474,530	(7,135,560)	13,899,270	(7,785,822)
Net increase (decrease) in net assets resulting from operations	15,234,146	(21,076,822)	21,993,196	(34,448,803)
Distributions to shareholders
From net investment income
Institutional Shares	(1,827,501)	(1,613,919)	(5,751,051)	(5,267)
Open Shares	(5,679)	(5,138)	(154,103)	(39)
R6 Shares	—	—	(11,027)	—
From net realized gains
Institutional Shares	—	—	—	—
Open Shares	—	—	—	—
Return of capital
Institutional Shares	—	—	(9,184,866)	(16,941,958)
Open Shares	—	—	(246,113)	(126,193)
R6 Shares	—	—	(17,612)	—
Net decrease in net assets resulting from distributions	(1,833,180)	(1,619,057)	(15,364,772)	(17,073,457)
Capital stock transactions
Net proceeds from sales
Institutional Shares	35,709,659	14,378,243	44,616,278	177,866,366
Open Shares	347,386	229,591	1,631,298	7,523,204
R6 Shares	—	—	1,179,000	—
Net proceeds from reinvestment of distributions
Institutional Shares	1,825,988	1,456,346	14,870,730	16,649,970
Open Shares	5,679	5,138	399,977	121,551
R6 Shares	—	—	28,637	—
Cost of shares redeemed
Institutional Shares	(22,385,801)	(26,085,369)	(83,660,576)	(210,940,585)
Open Shares	(346,949)	(547,125)	(2,341,664)	(1,549,327)
Net increase (decrease) in net assets from capital stock transactions	15,155,962	(10,563,176)	(23,276,320)	(10,328,821)
Redemption fees (Note 2(j))
Institutional Shares	—	—	20	5,758
Open Shares	— (a)	—	—	389
Net increase in net assets from redemption fees	— (a)	—	20	6,147
Total increase (decrease) in net assets	28,556,928	(33,259,055)	(16,647,876)	(61,844,934)
Net assets at beginning of period	162,390,502	195,649,557	265,426,269	327,271,203
Net assets at end of period*	$190,947,430	$162,390,502	$248,778,393	$265,426,269
* Includes undistributed (distributions in excess of) net investment income (loss) of	$(738,064)	$(1,544,549)	$(7,591,867)	$(5,377,175)
(a) Amount is less than $0.50.
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	21,518,578	22,650,250	33,508,407	36,913,195
Shares sold	4,477,948	1,774,725	5,473,740	20,813,447
Shares issued to shareholders from reinvestment of distributions	227,396	193,149	1,829,527	2,003,594
Shares redeemed	(2,755,832)	(3,099,546)	(10,341,018)	(26,221,829)
Net increase (decrease)	1,949,512	(1,131,672)	(3,037,751)	(3,404,788)
Shares outstanding at end of period	23,468,090	21,518,578	30,470,656	33,508,407
Open Shares
Shares outstanding at beginning of period	101,155	139,329	887,388	124,131
Shares sold	45,492	28,018	205,640	937,651
Shares issued to shareholders from reinvestment of distributions	705	680	48,742	15,058
Shares redeemed	(43,208)	(66,872)	(289,224)	(189,452)
Net increase (decrease)	2,989	(38,174)	(34,842)	763,257
Shares outstanding at end of period	104,144	101,155	852,546	887,388
R6 Shares†
Shares outstanding at beginning of period			—
Shares sold			141,367
Shares issued to shareholders from reinvestment of distributions			3,497
Shares redeemed			—
Net increase (decrease)			144,864
Shares outstanding at end of period			144,864

† The inception date for the R6 Shares was July 28, 2016.

The accompanying notes are an integral part of these financial statements.

82  Annual Report

Lazard Explorer Total Return Portfolio		Lazard Emerging Markets Income Portfolio
Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Period Ended December 31, 2015

$12,168,369	$8,079,405	$232,294	$9,894

1,830,531	(24,676,918)	(29,597)	(791,521)

3,609,690	1,855,619	177,831	(366,500)

17,608,590	(14,741,894)	380,528	(1,148,127)

(5,422,116)	(4,046,291)	(231,326)	—
(26,993)	(85,810)	—	—
—	—	—	—

—	—	(145,213)	—
—	—	(1,518)	—

(6,655,559)	(3,943,160)	—	(13,481)
(33,134)	(83,623)	—	—
—	—	—	—
(12,137,802)	(8,158,884)	(378,057)	(13,481)

21,329,605	244,120,989	52,500	11,194,673
279,048	2,615,494	—	41,513
—	—	—	—

12,073,073	7,992,755	376,539	13,479
59,738	137,674	1,517	—
—	—	—	—

(31,730,009)	(113,908,679)	(1,074,555)	(2,243,669)
(538,734)	(8,120,303)	(29,307)	(6,955)

1,472,721	132,837,930	(673,306)	8,999,041

—	—	—	—
—	3,695	—	—
—	3,695	—	—
6,943,509	109,940,847	(670,835)	7,837,433
250,564,084	140,623,237	12,955,086	5,117,653
$257,507,593	$250,564,084	$12,284,251	$12,955,086

$(2,371,921)	$(2,997,827)	$(281,399)	$(200,481)

29,101,055	14,321,463	1,519,965	544,226
2,459,699	26,643,183	6,241	1,229,484
1,377,643	899,825	43,853	1,492
(3,694,318)	(12,763,416)	(122,626)	(255,237)
143,024	14,779,592	(72,532)	975,739
29,244,079	29,101,055	1,447,433	1,519,965

155,824	763,194	18,495	14,487
32,116	282,705	—	4,784
6,780	15,177	178	—
(61,280)	(905,252)	(3,583)	(776)
(22,384)	(607,370)	(3,405)	4,008
133,440	155,824	15,090	18,495

Annual Report  83

The Lazard Funds, Inc. Financial Highlights

LAZARD EMERGING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital stock	Year Ended
outstanding throughout each period	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12

Institutional Shares
Net asset value, beginning of period	$13.44		$17.19	$18.67	$19.54	$16.80
Income (loss) from investment operations:
Net investment income (loss) (a)	0.24	^	0.30	0.37	0.35	0.35
Net realized and unrealized gain (loss)	2.52		(3.76)	(1.13)	(0.51)	3.39

Total from investment operations	2.76		(3.46)	(0.76)	(0.16)	3.74
Less distributions from:
Net investment income	(0.24)		(0.23)	(0.37)	(0.36)	(0.36)
Net realized gains	—		(0.06)	(0.35)	(0.35)	(0.64)

Total distributions	(0.24)		(0.29)	(0.72)	(0.71)	(1.00)

Redemption fees	—	(b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$15.96		$13.44	$17.19	$18.67	$19.54

Total Return (c)	20.52	%^	–20.16%	–4.16%	–0.80%	22.36%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$9,311,693		$8,238,638	$12,156,645	$12,691,329	$13,315,172
Ratios to average net assets:
Net expenses	1.09	%^	1.10%	1.09%	1.09%	1.10%
Gross expenses	1.09%		1.10%	1.09%	1.09%	1.10%
Net investment income (loss)	1.59	%^	1.83%	1.97%	1.80%	1.85%
Portfolio turnover rate	12%		14%	12%	16%	23%

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12

Open Shares
Net asset value, beginning of period	$13.82		$17.65	$19.14	$20.03	$17.20
Income (loss) from investment operations:
Net investment income (loss) (a)	0.21	^	0.26	0.34	0.30	0.30
Net realized and unrealized gain (loss)	2.58		(3.84)	(1.16)	(0.53)	3.47

Total from investment operations	2.79		(3.58)	(0.82)	(0.23)	3.77
Less distributions from:
Net investment income	(0.20)		(0.19)	(0.32)	(0.31)	(0.30)
Net realized gains	—		(0.06)	(0.35)	(0.35)	(0.64)

Total distributions	(0.20)		(0.25)	(0.67)	(0.66)	(0.94)

Redemption fees	—	(b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$16.41		$13.82	$17.65	$19.14	$20.03

Total Return (c)	20.17	%^	–20.33%	–4.39%	–1.14%	22.03%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,287,552		$832,706	$1,474,597	$2,206,930	$2,625,843
Ratios to average net assets:
Net expenses	1.35	%^	1.37%	1.37%	1.37%	1.40%
Gross expenses	1.35%		1.37%	1.37%	1.37%	1.40%
Net investment income (loss)	1.35	%^	1.58%	1.76%	1.55%	1.58%
Portfolio turnover rate	12%		14%	12%	16%	23%

The accompanying notes are an integral part of these financial statements.

84  Annual Report

		For the Period
Selected data for a share of capital stock	Year Ended	1/19/15* to
outstanding throughout each period	12/31/16	12/31/15

R6 Shares
Net asset value, beginning of period	$13.44	$17.26
Income (loss) from investment operations:
Net investment income (loss) (a)	0.23^	0.27
Net realized and unrealized gain (loss)	2.53	(3.80)

Total from investment operations	2.76	(3.53)
Less distributions from:
Net investment income	(0.24)	(0.23)
Net realized gains	—	(0.06)

Total distributions	(0.24)	(0.29)

Net asset value, end of period	$15.96	$13.44

Total Return (c)	20.52%^	–20.50%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$197,959	$144,626
Ratios to average net assets (d):
Net expenses	1.09%^	1.12%
Gross expenses	1.10%	1.13%
Net investment income (loss)	1.54%^	1.79%
Portfolio turnover rate	12%	14%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the current period. The amount of the reimbursement was on a per share basis at less than $0.005 per share. There was no impact on the total return of the Portfolio. The impact on net expenses and net investment income (loss) ratios of the Portfolio was less than 0.005%.
*	The inception date for the R6 Shares was January 19, 2015.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Annual Report  85

LAZARD EMERGING MARKETS CORE EQUITY PORTFOLIO

				For the Period
Selected data for a share of capital stock	Year Ended			10/31/13* to
outstanding throughout each period	12/31/16	12/31/15	12/31/14	12/31/13

Institutional Shares
Net asset value, beginning of period	$8.60	$9.62	$9.83	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.08	0.03	0.03	(0.01)
Net realized and unrealized gain (loss)	0.22	(1.03)	(0.15)	(0.16)

Total from investment operations	0.30	(1.00)	(0.12)	(0.17)
Less distributions from:
Net investment income	(0.07)	(0.01)	(0.08)	—
Return of capital	—	(0.01)	(0.01)	—

Total distributions	(0.07)	(0.02)	(0.09)	—

Redemption fees	— (b)	— (b)	—	—

Net asset value, end of period	$8.83	$8.60	$9.62	$9.83

Total Return (c)	3.47%	–10.36%	–1.25%	–1.70%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$122,995	$102,421	$39,832	$3,265
Ratios to average net assets (d):
Net expenses	1.30%	1.30%	1.30%	1.30%
Gross expenses	1.31%	1.52%	2.28%	24.66%
Net investment income (loss)	0.89%	0.32%	0.28%	–0.71%
Portfolio turnover rate	62%	46%	45%	12%

				For the Period
Selected data for a share of capital stock	Year Ended			10/31/13* to
outstanding throughout each period	12/31/16	12/31/15	12/31/14	12/31/13

Open Shares
Net asset value, beginning of period	$8.58	$9.62	$9.83	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.07	— (b)	(0.04)	(0.01)
Net realized and unrealized gain (loss)	0.20	(1.04)	(0.11)	(0.16)

Total from investment operations	0.27	(1.04)	(0.15)	(0.17)
Less distributions from:
Net investment income	(0.04)	—	(0.05)	—
Return of capital	—	—	(0.01)	—

Total distributions	(0.04)	—	(0.06)	—

Redemption fees	—	—	— (b)	—
Net asset value, end of period	$8.81	$8.58	$9.62	$9.83

Total Return (c)	3.17%	–10.81%	–1.56%	–1.70%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$729	$2,344	$5,266	$627
Ratios to average net assets (d):
Net expenses	1.60%	1.60%	1.60%	1.60%
Gross expenses	2.14%	2.35%	2.81%	30.92%
Net investment income (loss)	0.85%	–0.04%	–0.35%	–0.90%
Portfolio turnover rate	62%	46%	45%	12%

*	The Portfolio commenced operations on October 31, 2013.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

86  Annual Report

LAZARD DEVELOPING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital stock	Year Ended
outstanding throughout each period	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12

Institutional Shares
Net asset value, beginning of period	$9.04		$10.43	$11.81	$12.40	$10.68
Income (loss) from investment operations:
Net investment income (loss) (a)	0.05	^	0.06	0.09	0.11	0.09
Net realized and unrealized gain (loss)	1.29		(1.40)	(1.30)	(0.60)	1.74

Total from investment operations	1.34		(1.34)	(1.21)	(0.49)	1.83
Less distributions from:
Net investment income	(0.10)		(0.05)	(0.17)	(0.10)	(0.11)

Total distributions	(0.10)		(0.05)	(0.17)	(0.10)	(0.11)

Redemption fees	—	(b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$10.28		$9.04	$10.43	$11.81	$12.40

Total Return (c)	14.81	%^	–12.84%	–10.27%	–3.90%	17.16%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$189,035		$343,788	$426,847	$558,716	$339,771
Ratios to average net assets:
Net expenses	1.21	%^	1.20%	1.19%	1.17%	1.21%
Gross expenses	1.23%		1.20%	1.19%	1.17%	1.21%
Net investment income (loss)	0.48	%^	0.55%	0.80%	0.96%	0.74%
Portfolio turnover rate	56%		66%	57%	48%	61%

Selected data for a share of capital stock	Year Ended
outstanding throughout each period	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12

Open Shares
Net asset value, beginning of period	$9.05		$10.43	$11.81	$12.40	$10.68
Income (loss) from investment operations:
Net investment income (loss) (a)	0.01	^	0.01	0.08	0.11	0.05
Net realized and unrealized gain (loss)	1.28		(1.38)	(1.33)	(0.63)	1.74

Total from investment operations	1.29		(1.37)	(1.25)	(0.52)	1.79
Less distributions from:
Net investment income	(0.06)		(0.01)	(0.13)	(0.07)	(0.07)

Total distributions	(0.06)		(0.01)	(0.13)	(0.07)	(0.07)

Redemption fees	—	(b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$10.28		$9.05	$10.43	$11.81	$12.40

Total Return (c)	14.31	%^	–13.11%	–10.57%	–4.18%	16.79%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$7,272		$10,903	$16,029	$44,324	$93,352
Ratios to average net assets:
Net expenses	1.60	%^	1.57%	1.49%	1.45%	1.53%
Gross expenses	1.65%		1.57%	1.49%	1.45%	1.53%
Net investment income (loss)	0.06	%^	0.13%	0.70%	0.90%	0.43%
Portfolio turnover rate	56%		66%	57%	48%	61%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the current period. The amount of the reimbursement was on a per share basis at less than $0.005 per share. There was no impact on the total return of the Portfolio. For Institutional Shares, the impact on net expenses and net investment income (loss) ratios of the Portfolio was less than 0.005%. For Open Shares, the net expenses and net investment income (loss) ratios of the Portfolio would be unchanged as the change to current period custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income (loss).
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

Annual Report  87

LAZARD EMERGING MARKETS EQUITY ADVANTAGE PORTFOLIO

		For the Period
Selected data for a share of capital stock	Year Ended	5/29/15* to
outstanding throughout each period	12/31/16	12/31/15

Institutional Shares
Net asset value, beginning of period	$8.06	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.12	0.08
Net realized and unrealized gain (loss)	0.67	(1.88)

Total from investment operations	0.79	(1.80)
Less distributions from:
Net investment income	(0.13)	(0.14)
Return of capital	(0.01)	—

Total distributions	(0.14)	(0.14)

Net asset value, end of period	$8.71	$8.06

Total Return (b)	9.83%	–17.97%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,896	$2,618
Ratios to average net assets (c):
Net expenses	1.10%	1.10%
Gross expenses	9.57%	11.47%
Net investment income (loss)	1.41%	1.54%
Portfolio turnover rate	57%	38%

		For the Period
Selected data for a share of capital stock	Year Ended	5/29/15* to
outstanding throughout each period	12/31/16	12/31/15

Open Shares
Net asset value, beginning of period	$8.06	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.09	0.06
Net realized and unrealized gain (loss)	0.68	(1.87)

Total from investment operations	0.77	(1.81)
Less distributions from:
Net investment income	(0.11)	(0.13)
Return of capital	(0.01)	—

Total distributions	(0.12)	(0.13)

Net asset value, end of period	$8.71	$8.06

Total Return (b)	9.51%	–18.13%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$120	$95
Ratios to average net assets (c):
Net expenses	1.40%	1.40%
Gross expenses	20.02%	26.37%
Net investment income (loss)	1.06%	1.18%
Portfolio turnover rate	57%	38%

*	The Portfolio commenced operations on May 29, 2015.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(c)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

88  Annual Report

LAZARD EMERGING MARKETS EQUITY BLEND PORTFOLIO

Selected data for a share of capital stock	Year Ended
outstanding throughout each period	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12

Institutional Shares
Net asset value, beginning of period	$8.53		$10.00	$11.18	$11.45	$9.77
Income (loss) from investment operations:
Net investment income (loss) (a)	0.08	^	0.12	0.15	0.11	0.11
Net realized and unrealized gain (loss)	1.04		(1.39)	(1.12)	(0.24)	1.68

Total from investment operations	1.12		(1.27)	(0.97)	(0.13)	1.79
Less distributions from:
Net investment income	(0.05)		(0.19)	(0.21)	(0.08)	(0.11)
Net realized gains	—		—	—	(0.05)	—
Return of capital	—		(0.01)	— (b)	(0.01)	—

Total distributions	(0.05)		(0.20)	(0.21)	(0.14)	(0.11)

Redemption fees	—	(b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$9.60		$8.53	$10.00	$11.18	$11.45

Total Return (c)	13.12	%^	–12.74%	–8.66%	–1.14%	18.19%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$282,473		$287,857	$463,043	$478,754	$201,512
Ratios to average net assets:
Net expenses	1.25	%^	1.20%	1.28%	1.30%	1.34%
Gross expenses	1.26%		1.20%	1.28%	1.33%	1.34%
Net investment income (loss)	0.88	%^	1.22%	1.33%	1.00%	1.01%
Portfolio turnover rate	47%		38%	44%	48%	57%

Selected data for a share of capital stock	Year Ended
outstanding throughout each period	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12

Open Shares
Net asset value, beginning of period	$8.55		$9.99	$11.17	$11.44	$9.76
Income (loss) from investment operations:
Net investment income (loss) (a)	0.05	^	0.11	0.10	0.07	0.09
Net realized and unrealized gain (loss)	1.04		(1.38)	(1.10)	(0.24)	1.66

Total from investment operations	1.09		(1.27)	(1.00)	(0.17)	1.75
Less distributions from:
Net investment income	(0.02)		(0.17)	(0.18)	(0.04)	(0.07)
Net realized gains	—		—	—	(0.05)	—
Return of capital	—		— (b)	— (b)	(0.01)	—

Total distributions	(0.02)		(0.17)	(0.18)	(0.10)	(0.07)

Redemption fees	—	(b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$9.62		$8.55	$9.99	$11.17	$11.44

Total Return (c)	12.74	%^	–12.77%	–8.95%	–1.47%	17.97%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$6,804		$7,107	$123,756	$118,594	$37,648
Ratios to average net assets:
Net expenses	1.60	%^	1.54%	1.60%	1.60%	1.64%
Gross expenses	1.89%		1.54%	1.63%	1.69%	1.77%
Net investment income (loss)	0.54	%^	1.10%	0.94%	0.61%	0.78%
Portfolio turnover rate	47%		38%	44%	48%	57%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the current period. The amount of the reimbursement was on a per share basis at less than $0.005 per share. There was no impact on the total return of the Portfolio. The impact on net expenses and net investment income (loss) ratios of the Portfolio was less than 0.005%.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

Annual Report  89

LAZARD EMERGING MARKETS MULTI ASSET PORTFOLIO

Selected data for a share of capital stock	Year Ended
outstanding throughout each period	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12

Institutional Shares
Net asset value, beginning of period	$7.51		$8.58	$9.28	$9.70	$8.57
Income (loss) from investment operations:
Net investment income (loss) (a)	0.14	^	0.13	0.17	0.13	0.09
Net realized and unrealized gain (loss)	0.53		(1.12)	(0.70)	(0.37)	1.11

Total from investment operations	0.67		(0.99)	(0.53)	(0.24)	1.20
Less distributions from:
Net investment income	(0.08)		(0.08)	(0.17)	(0.10)	(0.07)
Net realized gains	—		—	—	(0.08)	—
Return of capital	—		—	— (b)	—	—

Total distributions	(0.08)		(0.08)	(0.17)	(0.18)	(0.07)

Redemption fees	—		—	— (b)	— (b)	— (b)

Net asset value, end of period	$8.10		$7.51	$8.58	$9.28	$9.70

Total Return (c)	8.91	%^	–11.59%	–5.57%	–2.41%	14.02%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$190,102		$161,629	$194,451	$223,328	$125,019
Ratios to average net assets:
Net expenses	1.30	%^	1.30%	1.28%	1.30%	1.30%
Gross expenses	1.31%		1.32%	1.28%	1.31%	1.57%
Net investment income (loss)	1.73	%^	1.52%	1.86%	1.42%	1.01%
Portfolio turnover rate	111%		109%	122%	155%	160%

Selected data for a share of capital stock	Year Ended
outstanding throughout each period	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12

Open Shares
Net asset value, beginning of period	$7.53		$8.60	$9.29	$9.71	$8.59
Income (loss) from investment operations:
Net investment income (loss) (a)	0.12^		0.10	0.15	0.10	0.08
Net realized and unrealized gain (loss)	0.52		(1.12)	(0.70)	(0.37)	1.08

Total from investment operations	0.64		(1.02)	(0.55)	(0.27)	1.16
Less distributions from:
Net investment income	(0.05)		(0.05)	(0.14)	(0.07)	(0.04)
Net realized gains	—		—	—	(0.08)	—
Return of capital	—		—	— (b)	—	—

Total distributions	(0.05)		(0.05)	(0.14)	(0.15)	(0.04)

Redemption fees	—	(b)	—	—	— (b)	—

Net asset value, end of period	$8.12		$7.53	$8.60	$9.29	$9.71

Total Return (c)	8.57	%^	–11.85%	–5.89%	–2.73%	13.28%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$845		$761	$1,198	$2,185	$858
Ratios to average net assets:
Net expenses	1.60	%^	1.60%	1.60%	1.60%	1.60%
Gross expenses	2.94%		2.96%	2.23%	2.52%	3.82%
Net investment income (loss)	1.46	%^	1.22%	1.63%	1.03%	0.82%
Portfolio turnover rate	111%		109%	122%	155%	160%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the current period. The amount of the reimbursement was on a per share basis at less than $0.005 per share. There was no impact on the total return of the Portfolio. The net expenses and net investment income (loss) ratios of the Portfolio would be unchanged as the change to current period custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income (loss).
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

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LAZARD EMERGING MARKETS DEBT PORTFOLIO

Selected data for a share of capital stock	Year Ended
outstanding throughout each period	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12

Institutional Shares
Net asset value, beginning of period	$7.71		$8.84	$9.53	$10.85	$9.76
Income (loss) from investment operations:
Net investment income (loss) (a)	0.48	^	0.39	0.49	0.49	0.48
Net realized and unrealized gain (loss)	0.19		(1.13)	(0.66)	(1.25)	1.33

Total from investment operations	0.67		(0.74)	(0.17)	(0.76)	1.81
Less distributions from:
Net investment income	(0.19)		— (b)	(0.15)	(0.52)	(0.48)
Net realized gains	—		—	—	(0.04)	(0.24)
Return of capital	(0.29)		(0.39)	(0.37)	—	—

Total distributions	(0.48)		(0.39)	(0.52)	(0.56)	(0.72)

Redemption fees	—	(b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$7.90		$7.71	$8.84	$9.53	$10.85

Total Return (c)	8.64	%^	–8.55%	–2.07%	–7.13%	18.95%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$240,833		$258,517	$326,165	$446,180	$286,163
Ratios to average net assets :
Net expenses	0.96	%^	0.96%	0.96%	0.97%	1.00%
Gross expenses	0.96%		0.96%	0.96%	0.97%	1.03%
Net investment income (loss)	5.90	%^	4.69%	5.14%	4.84%	4.60%
Portfolio turnover rate	118%		162%	204%	108%	220%

Selected data for a share of capital stock	Year Ended
outstanding throughout each period	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Open Shares
Net asset value, beginning of period	$7.79	$8.91	$9.59	$10.88	$9.77
Income (loss) from investment operations:
Net investment income (loss) (a)	0.46 ^	0.36	0.46	0.45	0.45
Net realized and unrealized gain (loss)	0.19	(1.11)	(0.68)	(1.24)	1.35

Total from investment operations	0.65	(0.75)	(0.22)	(0.79)	1.80
Less distributions from:
Net investment income	(0.18)	— (b)	(0.09)	(0.46)	(0.45)
Net realized gains	—	—	—	(0.04)	(0.24)
Return of capital	(0.28)	(0.37)	(0.37)	—	—

Total distributions	(0.46)	(0.37)	(0.46)	(0.50)	(0.69)

Redemption fees	—	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$7.98	$7.79	$8.91	$9.59	$10.88

Total Return (c)	8.27%^	–8.64%	–2.53%	–7.35%	18.68%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$6,801	$6,910	$1,107	$9,310	$1,138
Ratios to average net assets :
Net expenses	1.28%^	1.30%	1.30%	1.30%	1.30%
Gross expenses	1.40%	1.75%	1.71%	1.39%	2.97%
Net investment income (loss)	5.59%^	4.54%	4.80%	4.45%	4.26%
Portfolio turnover rate	118%	162%	204%	108%	220%

The accompanying notes are an integral part of these financial statements.

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For the Period
Selected data for a share of capital stock	7/28/16* to
outstanding throughout the period	12/31/16

R6 Shares
Net asset value, beginning of period	$8.34
Income (loss) from investment operations:
Net investment income (loss) (a)	0.20 ^
Net realized and unrealized gain (loss)	(0.44)

Total from investment operations	(0.24)
Less distributions from:
Net investment income	(0.08)
Return of capital	(0.12)

Total distributions	(0.20)

Net asset value, end of period	$7.90

Total Return (c)	–2.93%^

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,145
Ratios to average net assets (d):
Net expenses	0.90%^
Gross expenses	2.21%
Net investment income (loss)	5.73%^
Portfolio turnover rate	118%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the current period. The amount of the reimbursement was on a per share basis at less than $0.005 per share. For Institutional Shares, there was a 0.14% impact on the total return and the impact on net expenses and net investment income (loss) ratios of the Portfolio was less than 0.005%. For Open and R6 Shares, there was no impact on the total return and the net expenses and net investment income (loss) ratios of the Portfolio would be unchanged as the change to current period custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income (loss).
*	The inception date for the R6 Shares was July 28, 2016.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year except for non-recurring expenses.

The accompanying notes are an integral part of these financial statements.

92  Annual Report

LAZARD EXPLORER TOTAL RETURN PORTFOLIO

				For the Period
Selected data for a share of capital stock	Year Ended			6/28/13* to
outstanding throughout each period	12/31/16	12/31/15	12/31/14	12/31/13

Institutional Shares
Net asset value, beginning of period	$8.56	$9.32	$9.86	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.42	0.28	0.36	0.16
Net realized and unrealized gain (loss)	0.21	(0.75)	(0.38)	(0.12)

Total from investment operations	0.63	(0.47)	(0.02)	0.04
Less distributions from:
Net investment income	(0.19)	(0.15)	(0.49)	(0.18)
Net realized gains	—	—	(0.01)	—
Return of capital	(0.23)	(0.14)	(0.02)	—

Total distributions	(0.42)	(0.29)	(0.52)	(0.18)

Redemption fees	—	—	— (b)	—

Net asset value, end of period	$8.77	$8.56	$9.32	$9.86

Total Return (c)	7.47%	–5.13%	–0.21%	0.38%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$256,331	$249,222	$133,473	$31,450
Ratios to average net assets (d):
Net expenses	1.12%	1.16%	1.24%	1.30%
Gross expenses	1.12%	1.16%	1.30%	2.97%
Net investment income (loss)	4.80%	3.17%	3.57%	3.15%
Portfolio turnover rate	173%	262%	182%	69%

				For the Period
Selected data for a share of capital stock	Year Ended			6/28/13* to
outstanding throughout each period	12/31/16	12/31/15	12/31/14	12/31/13

Open Shares
Net asset value, beginning of period	$8.61	$9.37	$9.88	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.39	0.24	0.33	0.14
Net realized and unrealized gain (loss)	0.21	(0.75)	(0.38)	(0.11)

Total from investment operations	0.60	(0.51)	(0.05)	0.03
Less distributions from:
Net investment income	(0.17)	(0.12)	(0.43)	(0.15)
Net realized gains	—	—	(0.01)	—
Return of capital	(0.22)	(0.14)	(0.02)	—

Total distributions	(0.39)	(0.26)	(0.46)	(0.15)

Redemption fees	—	0.01	— (b)	—

Net asset value, end of period	$8.82	$8.61	$9.37	$9.88

Total Return (c)	7.07%	–5.42%	–0.52%	0.27%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,176	$1,342	$7,150	$2,665
Ratios to average net assets (d):
Net expenses	1.48%	1.50%	1.54%	1.60%
Gross expenses	2.34%	1.66%	1.78%	5.01%
Net investment income (loss)	4.46%	2.62%	3.26%	2.78%
Portfolio turnover rate	173%	262%	182%	69%

*	The Portfolio commenced operations on June 28, 2013.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

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LAZARD EMERGING MARKETS INCOME PORTFOLIO

			For the Period
Selected data for a share of capital stock	Year Ended		4/30/14* to
outstanding throughout each period	12/31/16	12/31/15	12/31/14

Institutional Shares
Net asset value, beginning of period	$8.42	$9.16	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.16	0.01	0.01
Net realized and unrealized gain (loss)	0.08	(0.74)	(0.85)

Total from investment operations	0.24	(0.73)	(0.84)
Less distributions from:
Net investment income	(0.16)	—	—
Net realized gains	(0.10)	—	—
Return of capital	—	(0.01)	—

Total distributions	(0.26)	(0.01)	—

Net asset value, end of period	$8.40	$8.42	$9.16

Total Return (b)	2.82%	–7.94%	–8.30%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$12,156	$12,800	$4,985
Ratios to average net assets (c):
Net expenses	0.90%	0.90%	0.90%
Gross expenses	2.25%	2.55%	5.15%
Net investment income (loss)	1.80%	0.09%	0.10%
Portfolio turnover rate	174%	175%	125%

			For the Period
Selected data for a share of capital stock	Year Ended		4/30/14* to
outstanding throughout each period	12/31/16	12/31/15	12/31/14

Open Shares
Net asset value, beginning of period	$8.39	$9.14	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.13	(0.02)	(0.01)
Net realized and unrealized gain (loss)	0.08	(0.73)	(0.85)

Total from investment operations	0.21	(0.75)	(0.86)
Less distributions from:
Net realized gains	(0.10)	—	—

Total distributions	(0.10)	—	—

Net asset value, end of period	$8.50	$8.39	$9.14

Total Return (b)	2.52%	–8.21%	–8.50%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$128	$155	$132
Ratios to average net assets (c):
Net expenses	1.20%	1.20%	1.20%
Gross expenses	12.29%	12.19%	13.96%
Net investment income (loss)	1.51%	–0.18%	–0.18%
Portfolio turnover rate	174%	175%	125%

*	The Portfolio commenced operations on April 30, 2014.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(c)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

94  Annual Report

The Lazard Funds, Inc. Notes to Financial Statements December 31, 2016

1. Organization

The Lazard Funds, Inc. (the “Fund”) was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-three noload portfolios (each referred to as a “Portfolio”). This report includes only the financial statements of Emerging Markets Equity, Emerging Markets Core Equity, Developing Markets Equity, Emerging Markets Equity Advantage, Emerging Markets Equity Blend, Emerging Markets Multi Asset, Emerging Markets Debt, Explorer Total Return and Emerging Markets Income Portfolios. The financial statements of other Portfolios are presented separately.

The Portfolios, other than Emerging Markets Debt, Explorer Total Return and Emerging Markets Income Portfolios, are operated as “diversified” funds, as defined in the 1940 Act.

Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each Share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Prospectus).

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Market values for securities listed on the New York Stock Exchange (“NYSE”), NASDAQ national market or other US or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Exchange-traded options are valued at the last reported sales price on the exchange on which the contract is principally traded. Swap agreements, such as credit default and interest rate swap agreements and swap agreements with respect to equity securities, generally are valued by an independent pricing service. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value (“NAV”) per share.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

Calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on Europe, Latin and South America and Far East securities exchanges and in over-the-counter markets ordinarily is completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York and on which the NAV of a Portfolio is calculated.

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded

Annual Report  95

and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the exdividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by a Portfolio. Interest income, if any, is accrued daily. A Portfolio amortizes premiums and accretes discounts on fixed-income securities using the effective yield method. A Portfolio may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recogni-

tion of income earned or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions and forward currency contracts represent net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, a Portfolio records a real-

96    Annual Report

ized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

During the year ended December 31, 2016, the Emerging Markets Multi Asset, Emerging Markets Debt, Explorer Total Return and Emerging Markets Income Portfolios traded in forward currency contracts.

(d) Options Transactions—For hedging and investment purposes, the Portfolios may purchase and write (sell) put and call options. Such options may be traded on US or non-US securities exchanges or on over-the-counter markets.

The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios will not benefit from exercise of an option should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities and other assets.

The risk involved in writing an option is that the Portfolios bear the market risk of an unfavorable change in the price of the security or currency underlying the written option. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolios may not be able to enter into a closing transaction because of an illiquid market. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. When the Portfolios write an option, the premium received by the Portfolios is recorded as a liability and is subsequently adjusted to the current market value of the option written.

During the year ended December 31, 2016, transactions in options written were as follows:

Emerging Markets Multi Asset Portfolio

Written Options	Number of Contracts	Premiums

Options outstanding at beginning of year	—	$—
Options written	44,100	40,742
Options exercised	(5,700)	(8,058)
Options expired	(6,400)	(8,920)
Options outstanding at end of year	32,000	$23,764

Emerging Markets Debt Portfolio

Written Options	Number of Contracts	Premiums

Options outstanding at beginning of year	—	$—
Options written	85,800	63,728
Options exercised	—	—
Options expired	—	—
Options outstanding at end of year	85,800	$63,728

Explorer Total Return Portfolio

Written Options	Number of Contracts	Premiums

Options outstanding at beginning of year	—	$—
Options written	243,800	252,600
Options exercised	(51,100)	(79,972)
Options expired	(57,200)	(72,015)
Options outstanding at end of year	135,500	$100,613

None of the other Portfolios presented traded in options during the year ended December 31, 2016.

(e) Swap Agreements—A Portfolio may enter into credit default swap agreements whereby one counterparty (the “Protection Buyer”) pays an upfront payment or a periodic fee throughout the term of the swap agreement provided there is no credit event, which is expressed in basis points on the notional amount, in return for a payment by the seller of the credit default swap agreement (the “Protection Seller”) that results if a credit event such as defined in the swap agreement occurs, such as bankruptcy of the reference entity, obligation or index. Such credit default swap agreements are cash settled transac-

Annual Report   97

tions. If a Portfolio enters into a credit default swap agreement as the Protection Buyer, the Portfolio is exposed to credit risk arising from the potential inability of the Protection Seller to perform under the agreement. If a Portfolio enters into a credit default swap agreement as the Protection Seller, the Portfolio is not exposed to credit risk but is subject to market risk as the credit default swap agreement is recorded at fair value which reflects the creditworthiness of the reference entity. As a Protection Seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to risk of loss limited to the notional amount of the swap agreement.

Credit ratings on the reference obligor underlying the credit derivatives, together with the periods of expiration, are generally indicators of payment/performance risk. In such instances where a Portfolio is the seller of protection, the likelihood of payment and performance is generally considered greater as the credit spread on the reference obligor underlying the credit derivatives and the period of expiration increases.

Interest rate swap agreements involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor,” (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spread locks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

Swap agreements generally are valued by an independent pricing service, and the change in value, if any, is recorded as unrealized appreciation (depreciation) on swap agreements in a Portfolio’s accompanying Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swap agreements in a Portfolio’s accompanying Statement of Operations, in addition to any realized gain (loss) recorded upon the termination of swap agreements.

During the year ended December 31, 2016, Emerging Markets Multi Asset and Explorer Total Return Portfolios traded in swap agreements.

(f) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2016, the following Portfolios had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains with no expiration date as follows:

Portfolio	Short-Term	Long-Term

Emerging Markets Equity	$(75,506,433)	$(1,130,269,301)
Emerging Markets Core Equity	(6,786,715)	(5,091,205)
Developing Markets Equity	(35,881,173)	(118,279,846)
Emerging Markets Equity Advantage	(350,154)	(119,821)
Emerging Markets Equity Blend	(10,968,078)	(82,061,711)
Emerging Markets Multi Asset	(7,487,533)	(21,526,281)
Emerging Markets Debt	(24,002,774)	(12,319,128)
Explorer Total Return	(13,588,692)	—

Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2016, the following Portfolios elected to defer such losses as follows:

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Portfolio	Post-October Capital Loss Deferral	Late-Year Ordinary Loss Deferral

Developing Markets Equity	$—	$(196,648)
Emerging Markets Equity Advantage	—	(1,873)
Emerging Markets Equity Blend	—	(143,319)
Emerging Markets Debt	—	(4,297,871)
Explorer Total Return	—	(313,107)
Emerging Markets Income	(5,541)	(296,884)

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2013-2015), or expected to be taken in the Portfolios’ 2016 tax returns.

(g) Dividends and Distributions—Emerging Markets Debt, Explorer Total Return and Emerging Markets Income Portfolios intend to declare dividends from net investment income, if any, daily and to pay such dividends monthly. Dividends from net investment income, if any, on the other Portfolios will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales, passive foreign investment companies, return of capital distributions, certain fixed-income securities, expenses and derivatives. The book/tax differences relating to shareholder distributions resulted in reclassifications among certain capital accounts as follows:

Portfolio	Paid in Capital	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)

Emerging Markets Equity	$(438,507)	$(1,314,374)	$1,752,881
Emerging Markets Core Equity	(4,347)	141,676	(137,329)
Developing Markets Equity	(1,091)	2,054,680	(2,053,589)
Emerging Markets Equity Advantage	(23,814)	24,491	(677)
Emerging Markets Equity Blend	(2,688)	613,521	(610,833)
Emerging Markets Multi Asset	(831,260)	(474,607)	1,305,867
Emerging Markets Debt	(7,468,112)	(2,296,467)	9,764,579
Explorer Total Return	(6,772,769)	595,339	6,177,430
Emerging Markets Income	(207,781)	(81,886)	289,667

The tax character of dividends and distributions paid during the years ended December 31, were as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2016	2015	2016	2015

Emerging Markets Equity	$157,565,911	$155,213,880	$—	$44,579,900
Emerging Markets Core Equity*	960,210	180,297	—	—
Developing Markets Equity	1,834,642	1,937,597	—	—
Emerging Markets Equity Advantage*	45,610	44,809	—	—
Emerging Markets Equity Blend*	1,426,109	6,766,675	—	—
Emerging Markets Multi Asset	1,833,180	1,619,057	—	—
Emerging Markets Debt*	5,916,181	5,306	—	—
Explorer Total Return*	5,449,109	4,132,101	—	—
Emerging Markets Income*	240,170	—	137,887	—

*	Emerging Markets Core Equity, Emerging Markets Equity Advantage, Emerging Markets Equity Blend, Emerging Markets Debt, Explorer Total Return and Emerging Markets Income Portfolios had return of capital distributions of $0, $2,354, $0, $9,448,591, $6,688,693 and $0 in 2016, and $88,130, $0, $226,377, $17,068,151, $4,026,783 and $13,481 in 2015, respectively.

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At December 31, 2016, the components of distributable earnings, on a tax basis, were as follows:

Portfolio	Undistributed Ordinary Income/ Deferred Ordinary Losses	Undistributed Long-Term Capital Gain/ Deferred Capital Losses	Net Unrealized Appreciation (Depreciation) Including Foreign Currency

Emerging Markets Equity	$67,418,937	$(1,205,775,734)	$(273,136,119)
Emerging Markets Core Equity	29,729	(11,877,920)	4,121,571
Developing Markets Equity	(196,648)	(154,161,019)	5,836,640
Emerging Markets Equity Advantage	(1,873)	(469,975)	110,782
Emerging Markets Equity Blend	(143,319)	(93,029,789)	(3,830,588)
Emerging Markets Multi Asset	43,655	(29,013,814)	(496,332)
Emerging Markets Debt	(4,297,871)	(36,321,902)	(14,728,451)
Explorer Total Return	(313,107)	(13,588,692)	(3,159,687)
Emerging Markets Income	(296,884)	(5,541)	(301,114)

(h) Offering and Organizational Costs—Costs incurred by the Fund in connection with the offering of shares of a new Portfolio are deferred and amortized on a straight line basis over a twelve-month period from the date of commencement of operations of the Portfolio. Organizational costs are expensed as incurred.

(i) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among all Portfolios primarily on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(j) Redemption Fee—Until August 15, 2016, the Portfolios imposed a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees are retained by the Portfolios and are included as paid in capital on the Statements of Assets and Liabilities. The fees are also shown on the Statements of Changes in Net Assets. As of August 15, 2016, redemption fees no longer apply to transactions in Portfolio shares.

(k) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(l) Net Asset Value—NAV per share for each class of each Portfolio is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. NAV per share is determined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

3. Investment Management, Administration, Custody, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

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Portfolio	Annual Rate

Emerging Markets Equity	1.00%
Emerging Markets Core Equity	1.00
Developing Markets Equity	1.00
Emerging Markets Equity Advantage	0.85
Emerging Markets Equity Blend	1.00
Emerging Markets Multi Asset	1.00
Emerging Markets Debt (a)	0.75
Explorer Total Return (b)	0.95
Emerging Markets Income	0.65

(a)	From January 1, 2016 to June 28, 2016, percentage was 0.80%.
(b)	From January 1, 2016 to June 28, 2016, percentage was 1.00%.

The Investment Manager has voluntarily agreed, through May 1 of the year shown below, to reduce its fees and, if necessary, reimburse the Portfolios if annualized operating expenses, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” (as defined in Form N-1A) and extraordinary expenses, and excluding shareholder redemption fees or other transaction fees, but including the management fee stated in the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolios, exceed the following percentages of the value of the Portfolios’ average daily net assets for the respective shares:

Portfolio	Institutional Shares	Open Shares	R6 Shares	Year

Emerging Markets Equity	1.30%	1.60%	1.25%	2017
Emerging Markets Core Equity	1.30	1.60	N/A	2017
Developing Markets Equity	1.30	1.60	N/A	2017
Emerging Markets Equity Advantage	1.10	1.40	N/A	2017	(a)
Emerging Markets Equity Blend	1.30	1.60	N/A	2017
Emerging Markets Multi Asset	1.30	1.60	N/A	2026	(b)
Emerging Markets Debt	0.95	1.25	0.90	2017	(c)
Explorer Total Return	1.15	1.45	N/A	2017	(d)
Emerging Markets Income	0.90	1.20	N/A	2017

(a)	Agreement is through May 29, 2017.
(b)	Agreement is through April 29, 2026.
(c)	From January 1, 2016 through June 28, 2016, percentages were 1.00%, 1.30% and 0.95%, respectively. From June 29, 2016 through May 1, 2017, percentages are 0.95%, 1.25% and 0.90%, respectively. Agreement extends, for May 2, 2017 through April 29, 2026, at rates of 1.10%, 1.40% and 1.05%, respectively.
(d)	From January 1, 2016 through June 28, 2016, percentages were 1.20% and 1.50%, respectively.

In addition to the Fee Reduction/Waiver, through May 1, 2017, to the extent the “Total Annual Fund Operating Expenses” (as defined in Form N-1A) of the R6 Shares of a Portfolio exceed the Total Annual Fund Operating Expenses of the Portfolio’s Institutional Shares (in each case, not including management fees, custodian fees or other expenses related to the management of the Portfolio’s assets), the Investment Manager will bear the expenses of the R6 Shares in the amount of such excess.

During the year ended December 31, 2016, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed

Emerging Markets Core Equity	$5,113	$—	$12,556	$—
Developing Markets Equity	—	—	2,324	—
Emerging Markets Equity Advantage	23,836	195,674	939	18,917
Emerging Markets Equity Blend	—	—	19,287	—
Emerging Markets Multi Asset	1,874	—	9,495	3,154
Emerging Markets Debt	—	—	8,734	—
Explorer Total Return	—	—	11,668	—
Emerging Markets Income	83,043	71,264	854	13,527

	R6 Shares
Portfolio	Management Fees Waived	Expenses Reimbursed

Emerging Markets Equity	$7,403	$—
Emerging Markets Debt	3,765	3,440

The aforementioned waivers and/or reimbursements are not subject to recoupment by the Investment Manager.

The Fund has entered into an administration agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to

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waive up to $18,750 of the $42,500 annual fee for Portfolios with net assets under $25 million. During the year ended December 31, 2016, State Street waived its fees as follows:

Portfolio	Amount

Emerging Markets Equity Advantage	$18,750
Emerging Markets Income	18,750

State Street also serves as custodian for the Fund in accordance with a custodian agreement to provide certain custody services.

In December 2015, State Street announced that it had identified inconsistencies in the way in which clients were invoiced for out-of-pocket expenses from 1998 until 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, will be paid back to the affected Portfolios in March 2017 as a reimbursement. This reimbursement was recognized as a change in accounting estimate and reflected as “Reimbursement of custodian fees” in the Statements of Operations. Pursuant to the expense limitations described in Note 3, certain Portfolios have experienced management fee waivers during the year ended December 31, 2016. Accordingly, the reimbursement of out-of-pocket expenses resulted in the reduction in the waiver of management fees for certain Portfolios for the year ended December 31, 2016.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for the first six months after a new Portfolio or share class has commenced operations. During the year ended December 31, 2016, BFDS waived $6,137 of its fee for the Emerging Markets Debt Portfolio.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. For the year ended December 31, 2016, each Director who is not an affiliated person of the Investment Manager or any of its affiliates was paid by the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $190,000, (2) an additional annual fee of $20,000 to the lead Independent Director (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund), and (3) an additional annual fee of $10,000 to the Audit Committee Chair. Effective January 1, 2017, the aggregate compensation for Independent Directors for the Lazard Fund Complex is comprised of: (1) an annual retainer of $210,000, (2) an additional annual fee of $30,000 to the lead Independent Director, and (3) an additional annual fee of $20,000 to the Audit Committee Chair. The Independent Directors may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees are allocated among the portfolios in the Lazard Fund Complex at a rate of $5,000 per portfolio with the remainder allocated based upon each portfolio’s proportionate share of combined net assets. The Statements of Operations show the Independent Directors’ fees and expenses paid by each Portfolio.

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5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the year ended December 31, 2016 were as follows:

Portfolio	Purchases	Sales

Emerging Markets Equity	$1,237,685,016	$1,719,037,308
Emerging Markets Core Equity	91,322,664	70,920,074
Developing Markets Equity	149,876,160	345,465,383
Emerging Markets Equity Advantage	1,899,413	1,660,361
Emerging Markets Equity Blend	127,923,896	170,516,945
Emerging Markets Multi Asset	169,292,083	170,946,299
Emerging Markets Debt	298,071,994	341,680,073
Explorer Total Return	356,592,916	393,068,170
Emerging Markets Income	8,225,319	5,437,501

	US Treasury Securities
Portfolio	Purchases	Sales

Emerging Markets Multi Asset	$5,876,191	$6,878,014
Explorer Total Return	36,693,936	44,589,447

For the year ended December 31, 2016, the Portfolios did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

At December 31, 2016, the Investment Manager owned 89.62% and 35.29% of the outstanding shares of Emerging Markets Equity Advantage and Emerging Markets Income Portfolios, respectively.

Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated persons” to include a portfolio company in which a Portfolio owns 5% or more of the outstanding voting securities. Investments in “affiliated persons” for Emerging Markets Equity Portfolio for the year ended December 31, 2016, were as follows:

Non-Controlled Affiliates	Number of Shares Held at December 31, 2015	Gross Additions	Gross Reductions	Number of Shares Held at December 31, 2016	Fair Value at December 31, 2016	Investment Income	Realized Gain (Loss)

PPC, Ltd.	33,848,906	88,690,211	(36,464,859)	86,074,258	$34,452,761	$607,607	$(5,186,918)
Weichai Power Co., Ltd., Class H	57,549,000	15,400,644	(1,859,000)	71,090,644	109,023,831	1,986,033	(1,759,990)
Total Affiliated Securities (Fair value is 1.33% of Net Assets)					$143,476,592	$2,593,640	$(6,946,908)

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings was payable at the higher of the Federal Funds rate or One-Month LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.20% per annum fee on the unused portion of the commitment, payable quarterly in arrears. The Fund has also agreed to pay an upfront fee of 0.05% of the committed line amount. During the year ended December 31, 2016, the following Portfolios had borrowings under the Agreement as follows:

Portfolio	Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings were Outstanding

Emerging Markets Core Equity	$791,333	$1,400,000	1.52%	6
Developing Markets Equity	6,593,680	14,100,000	1.45	25
Emerging Markets Equity Advantage	7,371	8,600	1.44	7
Emerging Markets Equity Blend	11,465,455	26,100,000	1.43	11
Emerging Markets Debt	8,448,739	17,300,000	1.49	23
Emerging Markets Income	625,000	625,000	1.48	2

*	For days borrowings were outstanding.

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Management believes that the fair value of the liabilities under the line of credit is equivalent to the recorded amount based on its short term maturity and interest rate, which fluctuates with LIBOR. A Portfolio’s outstanding line of credit, if any, would be categorized as Level 2 (see Note 9).

7. Investment Risks

(a) Non-US Securities Risk—A Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

(b) Emerging Market Risk—Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

(c) Foreign Currency Risk—Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Investment Manager does not intend to actively hedge the Portfolios’ foreign currency exposure.

(d) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of a Portfolio’s investments in these securities to decline. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. Risks associated with rising interest rates are heightened given that interest rates in the US and other countries are at or near historic lows.

A Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher-rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering a Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The prices of high yield securities can fall in response to negative news about the issuer or its industry, or the economy in general to a greater extent than those of higher-rated securities. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at

104  Annual Report

an acceptable price, especially during times of market volatility or decline.

Some fixed-income securities may give the issuer the option to call, or redeem, the securities before their maturity. If securities held by a Portfolio are called during a time of declining interest rates (which is typically the case when issuers exercise options to call outstanding securities), the Portfolio may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

(e) Derivatives Risk—Forward currency contracts, options, futures contracts and credit default swap agreements and other derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Forward currency contracts, swap agreements and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. These derivatives transactions, as well as the exchange-traded futures in which a Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related currency, interest rate, security or other reference asset. As such, a small investment could have a potentially large impact on the Portfolio’s performance. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives trans-

actions, even if entered into for hedging purposes, may cause a Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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Changes in valuation technique may result in transfers into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Portfolios’ investments by each fair value hierarchy level as of December 31, 2016:

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2016

Emerging Markets Equity Portfolio
Common Stocks*
Brazil	$145,811,976	$992,070,220	$—	$1,137,882,196
China	852,310,049	878,780,022	—	1,731,090,071
Egypt	—	89,601,049	—	89,601,049
Hong Kong	—	41,455,846	—	41,455,846
Hungary	—	204,951,445	—	204,951,445
India	—	1,021,990,715	—	1,021,990,715
Indonesia	235,041,526	397,751,285	—	632,792,811
Malaysia	—	68,204,192	—	68,204,192
Pakistan	—	274,064,834	—	274,064,834
Russia	167,822,079	916,396,965	—	1,084,219,044
South Africa	—	966,759,757	—	966,759,757
South Korea	—	1,331,058,870	—	1,331,058,870
Taiwan	—	502,817,342	—	502,817,342
Thailand	—	134,343,417	—	134,343,417
Turkey	—	480,635,378	—	480,635,378
Other	616,596,115	—	—	616,596,115
Short-Term Investment	440,677,038	—	—	440,677,038
Total	$2,458,258,783	$8,300,881,337	$—	$10,759,140,120

106  Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2016

Emerging Markets Core Equity Portfolio
Common Stocks*
Brazil	$2,007,000	$7,206,523	$—	$9,213,523
China	8,608,320	12,874,094	—	21,482,414
Hong Kong	—	2,473,216	—	2,473,216
India	4,723,239	7,749,298	—	12,472,537
Indonesia	1,483,077	1,790,139	—	3,273,216
Philippines	—	2,416,316	—	2,416,316
Portugal	—	1,518,557	—	1,518,557
Russia	717,996	10,037,515	—	10,755,511
South Africa	—	6,064,302	—	6,064,302
South Korea	—	16,883,379	—	16,883,379
Taiwan	8,775,190	6,164,085	—	14,939,275
Thailand	—	2,667,359	—	2,667,359
Turkey	—	1,973,152	—	1,973,152
United Arab Emirates	—	1,021,595	—	1,021,595
Other	13,799,475	—	—	13,799,475
Preferred Stocks*	1,860,855	—	—	1,860,855
Short-Term Investment	472,748	—	—	472,748
Total	$42,447,900	$80,839,530	$—	$123,287,430
Developing Markets Equity Portfolio
Common Stocks*
Brazil	$3,080,857	$2,691,426	$—	$5,772,283
China	14,213,585	36,951,877	—	51,165,462
Colombia	3,357,944	1,232,924	—	4,590,868
Hong Kong	—	3,478,233	—	3,478,233
India	7,123,949	18,599,721	—	25,723,670
Indonesia	—	6,133,146	—	6,133,146
Portugal	—	2,693,449	—	2,693,449
Russia	5,257,570	19,433,791	—	24,691,361
South Africa	—	6,848,242	—	6,848,242
South Korea	—	17,879,231	—	17,879,231
Taiwan	1,470,233	15,503,908	—	16,974,141
Turkey	—	8,372,455	—	8,372,455
Other	14,100,950	—	—	14,100,950
Preferred Stocks*	3,485,420	—	—	3,485,420
Short-Term Investment	3,850,823	—	—	3,850,823
Total	$55,941,331	$139,818,403	$—	$195,759,734

Annual Report  107

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2016

Emerging Markets Equity Advantage Portfolio
Common Stocks*
Brazil	$28,266	$76,113	$—	$104,379
China	149,076	559,697	—	708,773
Egypt	7,094	9,951	—	17,045
Greece	—	22,979	—	22,979
Hong Kong	—	41,759	—	41,759
Hungary	—	55,193	—	55,193
India	137,705	35,546	—	173,251
Indonesia	37,325	66,702	—	104,027
Malaysia	40,458	47,859	—	88,317
Philippines	—	63,858	—	63,858
Poland	—	19,150	—	19,150
Russia	—	112,719	—	112,719
South Africa	—	158,778	—	158,778
South Korea	112,268	383,797	—	496,065
Taiwan	173,735	236,832	—	410,567
Thailand	13,670	109,455	—	123,125
Turkey	39,694	5,653	—	45,347
Other	221,015	—	—	221,015
Preferred Stocks*	56,603	20,695	—	77,298
Short-Term Investment	562	—	—	562
Total	$1,017,471	$2,026,736	$—	$3,044,207
Emerging Markets Equity Blend Portfolio
Common Stocks*
Brazil	$4,647,964	$12,691,757	$—	$17,339,721
China	22,130,471	45,807,469	—	67,937,940
Egypt	—	1,312,027	—	1,312,027
Georgia	—	1,216,407	—	1,216,407
Hong Kong	—	3,572,888	—	3,572,888
Hungary	—	2,607,946	—	2,607,946
India	5,795,673	23,066,539	—	28,862,212
Indonesia	2,989,775	8,512,345	—	11,502,120
Malaysia	—	785,298	—	785,298
Portugal	—	3,375,578	—	3,375,578
Russia	13,664,257	15,952,873	—	29,617,130
South Africa	—	3,100,634	—	3,100,634
South Korea	—	30,359,433	—	30,359,433
Taiwan	3,126,783	28,312,694	—	31,439,477
Turkey	3,604,194	12,029,662	—	15,633,856
United States	3,627,404	1,550,211	—	5,177,615
Other	23,601,932	—	—	23,601,932
Short-Term Investment	11,475,199	—	—	11,475,199
Total	$94,663,652	$194,253,761	$—	$288,917,413

108  Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2016

Emerging Markets Multi Asset Portfolio
Assets:
Common Stocks*
Brazil	$1,833,376	$5,199,553	$—	$7,032,929
China	6,989,334	12,113,257	—	19,102,591
Egypt	—	458,029	—	458,029
Georgia	—	419,739	—	419,739
Hong Kong	—	1,233,845	—	1,233,845
Hungary	—	910,428	—	910,428
India	1,964,792	6,707,726	—	8,672,518
Indonesia	1,532,475	2,413,303	—	3,945,778
Malaysia	—	271,235	—	271,235
Philippines	265,582	142,236	—	407,818
Portugal	—	1,034,654	—	1,034,654
Russia	5,065,385	3,808,493	—	8,873,878
South Africa	—	2,141,769	—	2,141,769
South Korea	—	10,725,307	—	10,725,307
Taiwan	3,130,700	6,680,333	—	9,811,033
Thailand	—	160,566	—	160,566
Turkey	1,258,194	3,150,570	—	4,408,764
United Arab Emirates	—	126,727	—	126,727
United States	971,477	534,840	—	1,506,317
Other	8,075,993	—	—	8,075,993
Corporate Bonds*	—	9,699,580	—	9,699,580
Foreign Government Obligations*	—	51,240,446	—	51,240,446
Quasi Government Bonds*	—	2,550,725	—	2,550,725
Supranationals	—	218,039	—	218,039
US Treasury Securities	—	10,007,100	—	10,007,100
Warrants**	—	—	—	—
Short-Term Investment	23,737,007	—	—	23,737,007
Purchased Options	—	99,410	—	99,410
Other Financial Instruments†
Credit Default Swap Agreements	—	234,823	—	234,823
Forward Currency Contracts	—	840,274	—	840,274
Total	$54,824,315	$133,123,007	$—	$187,947,322
Liabilities:
Other Financial Instruments†
Credit Default Swap Agreements	$—	$(116,852)	$—	$(116,852)
Forward Currency Contracts	—	(972,191)	—	(972,191)
Written Options	—	(43,708)	—	(43,708)
Total	$—	$(1,132,751)	$—	$(1,132,751)

Annual Report  109

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2016

Emerging Markets Debt Portfolio
Assets:
Corporate Bonds*	$—	$11,629,232	$—	$11,629,232
Foreign Government Obligations*	—	190,568,140	—	190,568,140
Quasi Government Bonds*	—	22,379,411	—	22,379,411
Short-Term Investment	20,543,082	—	—	20,543,082
Purchased Options	—	271,989	—	271,989
Other Financial Instruments†
Forward Currency Contracts	—	659,591	—	659,591
Total	$20,543,082	$225,508,363	$—	$246,051,445
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(770,054)	$—	$(770,054)
Written Options	—	(119,080)	—	(119,080)
Total	$—	$(889,134)	$—	$(889,134)
Explorer Total Return Portfolio
Assets:
Corporate Bonds*	$—	$32,840,600	$—	$32,840,600
Foreign Government Obligations*	—	145,660,552	—	145,660,552
Quasi Government Bonds*	—	8,999,233	—	8,999,233
Warrants**	—	—	—	—
Short-Term Investment	66,660,424	—	—	66,660,424
Purchased Options	—	413,765	—	413,765
Other Financial Instruments†
Credit Default Swap Agreements	—	756,221	—	756,221
Forward Currency Contracts	—	1,253,114	—	1,253,114
Total	$66,660,424	$189,923,485	$—	$256,583,909
Liabilities:
Other Financial Instruments†
Credit Default Swap Agreements	$—	$(400,712)	$—	$(400,712)
Forward Currency Contracts	—	(1,437,810)	—	(1,437,810)
Written Options	—	(182,589)	—	(182,589)
Total	$—	$(2,021,111)	$—	$(2,021,111)
Emerging Markets Income Portfolio
Assets:
Foreign Government Obligations*	$—	$5,036,277	$—	$5,036,277
Supranationals	—	195,663	—	195,663
US Treasury Securities	—	6,503,291	—	6,503,291
Short-Term Investment	887,774	—	—	887,774
Other Financial Instruments†
Forward Currency Contracts	—	122,528	—	122,528
Total	$887,774	$11,857,759	$—	$12,745,533
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(177,100)	$—	$(177,100)

*	Please refer to Portfolios of Investments (pages 23 through 70) and Notes to Portfolios of Investments (pages 73 through 74) for portfolio holdings by country and industry.
**	The warrants were reported in the Portfolios of Investments at zero market value.
†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

110  Annual Report

Certain equity securities to which footnote (c) in the Notes to Portfolios of Investments applies are included in Level 2 and were valued based on reference to similar securities that were trading on active markets.

In connection with the implementation of fair value pricing procedures with respect to non-US securities (see Note 2(a)), certain equity securities (other than those securities described in footnote (c) in the Notes to Portfolios of Investments) in the Emerging Markets Equity, Emerging Markets Core Equity, Developing Markets Equity, Emerging Markets Equity Advantage, Emerging Markets Equity Blend and Emerging Markets Multi Asset Portfolios can transfer from Level 1 to Level 2 as a result of fair value pricing procedures and would revert to Level 1 when the fair value pricing procedures are no longer used. Accordingly, a significant portion of the Portfolios’ investments are categorized as Level 2 investments. A Portfolio recognizes all transfers between levels as though they were transferred at the beginning of the reporting period.

During the year ended December 31, 2016, securities valued at the following amounts were transferred from Level 2 to Level 1:

Portfolio	Amount

Emerging Markets Equity Advantage	$52,822

There were no other transfers into or out of Levels 1, 2 or 3 during the year ended December 31, 2016.

For further information regarding security characteristics see Portfolios of Investments.

10. Derivative Instruments

Certain Portfolios may use derivative instruments, including forward currency contracts, options or swap agreements.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

A Portfolio may write or purchase a call or put option to seek to realize, through the receipt of premiums or changes in market value, a greater return than would be realized on the underlying securities alone, or to seek to protect the Portfolio from losses.

A Portfolio enters into swap agreements in an attempt to obtain a particular exposure when it is considered desirable to do so, possibly at a lower cost to such Portfolio than if it had invested directly in the asset that yielded the desired exposure.

Emerging Markets Multi Asset Portfolio

During the year ended December 31, 2016, the approximate average monthly notional exposure for derivative instruments was as follows:

Credit default swap agreements	$7,800,000
Interest rate swap agreements	$200,000	*
Forward currency contracts	$43,300,000
Purchased options	$100,000	†

*	Represents average daily notional exposure for the eight days the derivative instrument was open during the period.
†	Represents average monthly notional exposure for the nine months the derivative instrument was open during the period.

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2016:

Fair Value

Asset Derivatives
Credit Risk:
Gross unrealized appreciation on swap agreements	$234,823
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$840,274
Investments in securities, at fair value	$99,410
Liability Derivatives
Credit Risk:
Gross unrealized depreciation on swap agreements	$116,852
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$972,191
Written options, at fair value	$43,708

Annual Report   111

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was:

Amount

Realized Gain (Loss) on Derivatives
Credit Risk:
Net realized gain (loss) on swap agreements	$116,912
Foreign Exchange Risk:
Net realized gain (loss) on foreign currency transactions and forward currency contracts	$(183,475)
Net realized gain (loss) on investments	$(231,215)
Net realized gain (loss) on written options	$(39,811)
Interest Rate Risk:
Net realized gain (loss) on swap agreements	$5,987
Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Credit Risk:
Net change in unrealized appreciation (depreciation) on swap agreements	$120,746
Foreign Exchange Risk:
Net change in unrealized appreciation (depreciation) on foreign currency translations and forward currency contracts	$(19,497)
Net change in unrealized appreciation (depreciation) on investments	$53,849
Net change in unrealized appreciation (depreciation) on written options	$(19,944)

Emerging Markets Debt Portfolio

During the year ended December 31, 2016, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts	$58,100,000
Purchased options	$200,000	*

*	Represents average monthly notional exposure for the two months the derivative instrument was open during the period.

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2016:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$659,591
Investments in securities, at fair value	$271,989
Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$770,054
Written options, at fair value	$119,080

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was:

Amount

Realized Gain (Loss) on Derivatives
Foreign Exchange Risk:
Net realized gain (loss) on foreign currency transactions and forward currency contracts	$(3,049,934)
Net realized gain (loss) on investments	$(125,685)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Foreign Exchange Risk:
Net change in unrealized appreciation (depreciation) on foreign currency translations and forward currency contracts	$(131,534)
Net change in unrealized appreciation (depreciation) on investments	$109,589
Net change in unrealized appreciation (depreciation) on written options	$(55,352)

Explorer Total Return Portfolio

During the year ended December 31, 2016, the approximate average monthly notional exposure for derivative instruments was as follows:

Credit default swap agreements	$42,100,000
Interest rate swap agreements	$1,600,000	*
Forward currency contracts	$98,100,000
Purchased options	$400,000	†

*	Represents average monthly notional exposure for the one months the derivative instrument was open during the period.
†	Represents average monthly notional exposure for the nine months the derivative instrument was open during the period.

112   Annual Report

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2016:

Fair Value

Asset Derivatives
Credit Risk:
Gross unrealized appreciation on swap agreements	$756,221
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$1,253,114
Investments in securities, at fair value	$413,765
Liability Derivatives
Credit Risk:
Gross unrealized depreciation on swap agreements	$400,712
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$1,437,810
Written options, at fair value	$182,589

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was:

Amount

Realized Gain (Loss) on Derivatives
Credit Risk:
Net realized gain (loss) on swap agreements	$194,314
Foreign Exchange Risk:
Net realized gain (loss) on foreign currency transactions and forward currency contracts	$(1,956,100)
Net realized gain (loss) on investments	$(1,409,440)
Net realized gain (loss) on written options	$(357,123)
Interest Rate Risk:
Net realized gain (loss) on swap agreements	$14,632
Amount

Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Credit Risk:
Net change in unrealized appreciation (depreciation) on swap agreements	$376,152
Foreign Exchange Risk:
Net change in unrealized appreciation (depreciation) on foreign currency translations and forward currency contracts	$(957,955)
Net change in unrealized appreciation (depreciation) on investments	$288,290
Net change in unrealized appreciation (depreciation) on written options	$(81,976)
Interest Rate Risk:
Net change in unrealized appreciation (depreciation) on swap agreements	$88,218

Emerging Markets Income Portfolio

During the year ended December 31, 2016, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts	$17,000,000

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2016:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$122,528
Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$177,100

Annual Report   113

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was:

Amount

Realized Gain (Loss) on Derivatives
Foreign Exchange Risk:
Net realized gain (loss) on foreign currency transactions and forward currency contracts	$90,368
Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Foreign Exchange Risk:
Net change in unrealized appreciation (depreciation) on foreign currency translations and forward currency contracts	$139,969

See Notes 2(c), 2(d), 2(e) and the Portfolios of Investments for additional disclosures about derivative instruments.

None of the other Portfolios presented traded in derivative instruments during the year ended December 31, 2016.

As of December 31, 2016, Emerging Markets Multi Asset, Emerging Markets Debt, Explorer Total Return and Emerging Markets Income Portfolios hold derivative instruments that are eligible for offset in the Statements of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

The required information for the affected Portfolios are presented in the below table, as of December 31, 2016:

114   Annual Report

Emerging Markets Multi Asset Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Credit Default Swap Agreements	$234,823	$—	$234,823
Forward Currency Contracts	840,274	—	840,274
Total	$1,075,097	$—	$1,075,097

		Amounts Not Offset in the
		Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received (a)	Net Amounts of Derivative Assets

Barclays Bank PLC	$350,018	$(213,469)	$—	$136,549
BNP Paribas SA	121,534	(78,418)	—	43,116
Citibank NA	164,204	(133,593)	—	30,611
Credit Agricole Corporate and Investment Bank	38,906	—	—	38,906
HSBC Bank USA NA	26,128	(894)	—	25,234
JPMorgan Chase Bank NA	214,467	(141,392)	—	73,075
Standard Chartered Bank	124,247	(124,247)	—	—
UBS AG	35,593	(35,593)	—	—
Total	$1,075,097	$(727,606)	$—	$347,491

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Credit Default Swap Agreements	$116,852	$—	$116,852
Forward Currency Contracts	972,191	—	972,191
Total	$1,089,043	$—	$1,089,043

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (a)	Net Amounts of Derivative Liabilities

Barclays Bank PLC	$213,469	$(213,469)	$—	$—
BNP Paribas SA	78,418	(78,418)	—	—
Citibank NA	133,593	(133,593)	—	—
HSBC Bank USA NA	894	(894)	—	—
JPMorgan Chase Bank NA	141,392	(141,392)	—	—
Standard Chartered Bank	134,541	(124,247)	—	10,294
UBS AG	386,736	(35,593)	—	351,143
Total	$1,089,043	$(727,606)	$—	$361,437

(a)	Collateral amounts disclosed in the table above may be adjusted due to the requirement to limit collateral amounts to avoid the effect of over-collateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

Annual Report   115

Emerging Markets Debt Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$659,591	$—	$659,591

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts pf Derivative Assets

Barclays Bank PLC	$201,070	$(175,507)	$—	$25,563
Citibank NA	86,559	(86,559)	—	—
JPMorgan Chase Bank NA	180,678	(162,191)	—	18,487
Standard Chartered Bank	150,778	(150,778)	—	—
UBS AG	40,506	(40,506)	—	—
Total	$659,591	$(615,541)	$—	$44,050

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$770,054	$—	$770,054

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts of Derivative Liabilities

Barclays Bank PLC	$175,507	$(175,507)	$—	$—
Citibank NA	143,746	(86,559)	—	57,187
HSBC Bank USA NA	1,172	—	—	1,172
JPMorgan Chase Bank NA	162,191	(162,191)	—	—
Standard Chartered Bank	180,280	(150,778)	—	29,502
UBS AG	107,158	(40,506)	—	66,652
Total	$770,054	$(615,541)	$—	$154,513

116   Annual Report

Explorer Total Return Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Credit Default Swap Agreements	$756,221	$—	$756,221
Forward Currency Contracts	1,253,114	—	1,253,114
Total	$2,009,335	$—	$2,009,335

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received (a)	Net Amounts of Derivative Assets

Barclays Bank PLC	$1,139,038	$(706,147)	$—	$432,891
Citibank NA	209,604	(209,604)	—	—
JPMorgan Chase Bank NA	277,774	(277,774)	—	—
Standard Chartered Bank	272,264	(272,264)	—	—
UBS AG	110,655	(110,655)	—	—
Total	$2,009,335	$(1,576,444)	$—	$432,891

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Credit Default Swap Agreements	$400,712	$—	$400,712
Forward Currency Contracts	1,437,810	—	1,437,810
Total	$1,838,522	$—	$1,838,522

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (a)	Net Amounts of Derivative Liabilities

Barclays Bank PLC	$706,147	$(706,147)	$—	$—
Citibank NA	318,505	(209,604)	—	108,901
JPMorgan Chase Bank NA	279,947	(277,774)	—	2,173
Standard Chartered Bank	306,344	(272,264)	—	34,080
UBS AG	227,579	(110,655)	—	116,924
Total	$1,838,522	$(1,576,444)	$—	$262,078

(a)	Collateral amounts disclosed in the table above may be adjusted due to the requirement to limit collateral amounts to avoid the effect of over-collateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

Annual Report   117

Emerging Markets Income Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$122,528	$—	$122,528

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts of Derivative Assets

BNP Paribas SA	$9,510	$(3,271)	$—	$6,239
Citibank NA	55,452	(52,805)	—	2,647
Credit Agricole Corporate and Investment Bank	28,094	—	—	28,094
HSBC Bank USA NA	2,818	—	—	2,818
JPMorgan Chase Bank NA	15,041	(15,041)	—	—
Standard Chartered Bank	11,613	(11,613)	—	—
Total	$122,528	$(82,730)	$—	$39,798

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$177,100	$—	$177,100

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts of Derivative Liabilities

BNP Paribas SA	$3,271	$(3,271)	$—	$—
Citibank NA	52,805	(52,805)	—	—
JPMorgan Chase Bank NA	60,158	(15,041)	—	45,117
Standard Chartered Bank	60,866	(11,613)	—	49,253
Total	$177,100	$(82,730)	$—	$94,370

11. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017.

Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

12. Subsequent Events

Management has evaluated subsequent events affecting the Fund through the issuance of the financial statements and has determined that there were no subsequent events that required adjustment or disclosure.

118   Annual Report

The Lazard Funds, Inc. Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Lazard Funds, Inc. and the Shareholders of Lazard Emerging Markets Equity Portfolio, Lazard Emerging Markets Core Equity Portfolio, Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Equity Advantage Portfolio, Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Multi Asset Portfolio, Lazard Emerging Markets Debt Portfolio, Lazard Explorer Total Return Portfolio and Lazard Emerging Markets Income Portfolio:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Lazard Emerging Markets Equity Portfolio, Lazard Emerging Markets Core Equity Portfolio, Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Equity Advantage Portfolio, Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Multi Asset Portfolio, Lazard Emerging Markets Debt Portfolio, Lazard Explorer Total Return Portfolio and Lazard Emerging Markets Income Portfolio (collectively the “Portfolios”), nine of the portfolios constituting The Lazard Funds, Inc. (the “Fund”) as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, where presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented on or before December 31, 2013 were audited by other auditors whose report, dated February 28, 2014, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lazard Emerging Markets Equity Portfolio, Lazard Emerging Markets Core Equity Portfolio, Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Equity Advantage Portfolio, Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Multi Asset Portfolio, Lazard Emerging Markets Debt Portfolio, Lazard Explorer Total Return Portfolio and Lazard Emerging Markets Income Portfolio of The Lazard Funds, Inc. as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, where presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 27, 2017

Annual Report   119

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Franci J. Blassberg (63)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present); previously, Partner (through 2012)

University of California, Berkeley School of Law, Lecturer (Spring 2017)

Cornell Law School, Visiting Professor of Practice (2015 – 2016); previously, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

Kenneth S. Davidson (71)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)

Aquiline Holdings LLC, an investment manager, Partner (2006 – 2012)

Nancy A. Eckl (54)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (68 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Trevor W. Morrison (45)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Columbia Law School, Professor of Law (2008 – 2013)

Richard Reiss, Jr. (72)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

Resource Americas, Inc., a real estate asset management company, Director (2016 – present)

O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Robert M. Solmson (69)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

120  Annual Report

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Interested Directors(4):

Charles L. Carroll (56)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Ashish Bhutani (56)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present)

Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex (comprised of, as of January 31, 2017, 40 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other funds in the Lazard Fund Complex.

(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.

(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.LazardNet.com.

Annual Report  121

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) Held During the Past Five Years

Officers(3):

Nathan A. Paul (44)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Christopher Snively (32)	Chief Financial Officer (March 2016)	Senior Vice President of the Investment Manager (since November 2015)

Assurance Manager at PricewaterhouseCoopers LLP (2008 – November 2015)

Stephen St. Clair (58)	Treasurer (May 2003)	Vice President of the Investment Manager

Mark R. Anderson (46)	Chief Compliance Officer (September 2014)	Director and Chief Compliance Officer of the Investment Manager (since September 2014)

Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Tamar Goldstein (41)	Assistant Secretary (February 2009)	Director (since February 2016, previously Senior Vice President), and Director of Legal Affairs (since July 2015) of the Investment Manager

Shari L. Soloway (35)	Assistant Secretary (November 2015)	Senior Vice President, Legal and Compliance, of the Investment Manager (since September 2015)

Vice President and Associate General Counsel of GE Asset Management (July 2011 – September 2015)

Cesar A. Trelles (42)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.

(3)	In addition to Charles L. Carroll, President, whose information is included in the Interested Directors section.

122  Annual Report

The Lazard Funds, Inc. Tax and Other Information (unaudited)

Tax Information

Year Ended December 31, 2016

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2016:

Of the dividends paid by the Portfolios, the corresponding percentage shown below is qualified dividend income.

Portfolio	Percentage

Emerging Markets Equity	100.00%
Emerging Markets Core Equity	100.00
Developing Markets Equity	100.00
Emerging Markets Equity Advantage	100.00
Emerging Markets Equity Blend	100.00
Emerging Markets Multi Asset	100.00
Emerging Markets Debt	—
Explorer Total Return	—
Emerging Markets Income	—

Of the dividends paid by the Portfolios, no dividends qualify for the dividends received deduction available to corporate shareholders.

Pursuant to Section 871 of the Code, the Portfolios have no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to US nonresident shareholders.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Annual Report  123

NOTES

124  Annual Report

NOTES

Annual Report  125

NOTES

126  Annual Report

The Lazard Funds, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor
Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian
State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent
Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com LZDPS024

Lazard Funds Annual Report

December 31, 2016

Equity Funds

Lazard US Equity Concentrated Portfolio	Lazard International Strategic Equity Portfolio
Lazard US Strategic Equity Portfolio	Lazard International Equity Advantage Portfolio
Lazard US Small-Mid Cap Equity Portfolio	Lazard International Small Cap Equity Portfolio
Lazard International Equity Portfolio	Lazard Global Equity Select Portfolio
Lazard International Equity Select Portfolio	Lazard Global Strategic Equity Portfolio
Lazard International Equity Concentrated Portfolio	Lazard Managed Equity Volatility Portfolio

PRIVACY NOTICE

FACTS	What does Lazard do with your personal information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and credit history
• Assets and income
• Account transactions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Lazard chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Lazard share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share
For nonaffiliates to market to you	No	We do not share

Questions?	Call 800-823-6300 or go to http://www.LazardNet.com

Who we are
Who is providing this notice?	Lazard Asset Management LLC, Lazard Alternatives, LLC, Lazard Asset Management (Canada), Inc., Lazard Asset Management Securities LLC on their own behalf and on behalf of the funds they manage.
What we do
How does Lazard protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal and applicable state laws. These measures include computer safeguards and secured files and buildings.
How does Lazard collect my personal information?	We collect your personal information, for example, when you: • Open an account • Seek advice about your investments
• Direct us to buy securities
• Direct us to sell your securities
• Enter into an investment advisory contract
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only:
• Sharing for affiliates’ everyday business purposes—information about your creditworthiness
• Affiliates from using your information to market to you
• Sharing for nonaffiliates to market to you
• State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Our affiliates may include financial companies whose names include “Lazard”.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
Lazard does not share information with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
Lazard does not jointly market.

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard
3	Investment Overviews
11	Performance Overviews
24	Information About Your Portfolio’s Expenses
28	Portfolio Holdings Presented by Sector
30	Portfolios of Investments
30	Lazard US Equity Concentrated Portfolio
31	Lazard US Strategic Equity Portfolio
33	Lazard US Small-Mid Cap Equity Portfolio
35	Lazard International Equity Portfolio
37	Lazard International Equity Select Portfolio
39	Lazard International Equity Concentrated Portfolio
40	Lazard International Strategic Equity Portfolio
42	Lazard International Equity Advantage Portfolio
45	Lazard International Small Cap Equity Portfolio
47	Lazard Global Equity Select Portfolio
49	Lazard Global Strategic Equity Portfolio
51	Lazard Managed Equity Volatility Portfolio
55	Notes to Portfolios of Investments
60	Statements of Assets and Liabilities
64	Statements of Operations
68	Statements of Changes in Net Assets
73	Financial Highlights
89	Notes to Financial Statements
104	Report of Independent Registered Public Accounting Firm
105	Board of Directors and Officers Information
108	Tax and Other Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and each Portfolio’s summary prospectus contain the investment objectives, risks, charges, expenses and other information about each Portfolio of the Fund, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Annual Report  1

The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder,

In 2016, global equity markets generally performed well despite significant bouts of volatility caused by unexpected economic and political events. In Europe, returns were muted as the United Kingdom’s June vote to leave the European Union weighed on the pound sterling and UK assets. In December, Prime Minister Matteo Renzi’s resounding defeat in the Italian referendum on constitutional reform and his subsequent resignation added to uncertainty in the region. A surprise outcome to the US presidential election caused US stocks to rally sharply at year-end in anticipation of lower corporate taxes and regulatory reform. Meanwhile, emerging markets equities snapped their negative streak and ended the year firmly higher, primarily as the price of oil and other commodities stabilized.

In the first half of 2016, yields across most global bond markets fell due to uneven news flow and seesawing risk sentiment. However, yields increased toward the end of the year in response to inflationary pressures, higher oil prices, and strong economic data. The US Federal Reserve (Fed) delivered its long-awaited rate hike in December, and is widely expected to deliver additional hikes in 2017. In contrast, European monetary policy is expected to remain loose, based on announced asset purchase plans from the European Central Bank.

The US dollar continued to strengthen against other major currencies in 2016. The Japanese yen appreciated even after the Bank of Japan adopted a negative interest rate policy early in the year, but weakened considerably in November and December due to Japan’s widening interest rate differential with the United States. Over the year, the biggest currency laggards included the Mexican peso, which was hurt by Donald Trump’s election victory, and the Turkish lira, which was weighed down by a surprise coup attempt in Turkey.

At Lazard Asset Management, we strive to identify ways to help our clients achieve their investment goals. As such, we launched two mutual funds in 2016 with characteristics that we believe can help investors navigate a changing financial landscape.

As always, we appreciate your continued confidence in our investment management capabilities and we feel privileged that you have turned to Lazard for your investment needs.

Sincerely,

Lazard Asset Management LLC

2  Annual Report

The Lazard Funds, Inc. Investment Overviews

US Equities

The S&P 500® Index rose 12.0% in 2016. Modest gains in the first half of the year masked significant volatility, as markets were down significantly in February on the back of concerns about the Chinese economy and commodity price declines. However, markets resumed their upward trend in the second half of the first quarter, as the Fed’s lowered forecast for 2016 interest rate increases and a rebound in oil prices encouraged investors. Although markets again fell sharply in late June due to the uncertainty caused by the United Kingdom’s vote to leave the European Union (“Brexit”), they recovered in the third quarter, as investors gained more confidence in the US economy’s ability to withstand global geopolitical risks. Economic data were mixed during the period, as employment reports generally exceeded expectations, but the economy continued to grow unevenly, culminating with a strong third quarter reading of 3.2%. In light of an improving employment and inflation picture toward the end of the year, the Federal Open Market Committee elected to raise interest rates by 25 basis points in December. By sector, energy, telecom services, financials, and industrials sectors recorded strong returns, outperforming the S&P 500 benchmark in 2016. In contrast, the consumer discretionary, consumer staples, real estate, and health care sectors underperformed the index.

International Equities

International equities rose in 2016, though in US dollar terms this was tempered by the strength of the US currency. The MSCI EAFE® Index (the “EAFE Index”) rose 1.00% in 2016 with a recovery in commodity prices the constant through most of the year. In oil, this recovery came from output cuts, first in the US in response to much lower prices and capital expenditures, then in a production-cut agreement from oil-producing countries. In other commodities, it resulted from Chinese government policy that included government-directed spending on infrastructure and state-owned enterprises as well as restricting local coal supply.

Elsewhere, it was a year of two halves. Until the summer, low growth and low or negative interest rates supported higher-return and more defensive stocks,

while a stable dollar and rising commodity prices helped emerging markets. This dynamic peaked after the surprise United Kingdom vote to leave the European Union. Investors, however, quickly decided Brexit was not the feared disaster, and indeed started to believe that reflation was coming, aided by a shift towards more expansionary fiscal policy. Market sentiment received another boost in November with the election of Donald Trump as US president. Investors focused on the potentially stimulative impact of his policies on growth, including lower taxes, less regulation, and higher infrastructure spending, while downplaying Trump’s previous statements on trade, immigration, and foreign policy. This dynamic accelerated the market rotation into stocks perceived to benefit from rising inflation, rising rates and, possibly, rising growth.

In this environment, the commodity-related areas of energy, materials and industrials were strong all year from the commodity lows of February. Banks finished the year broadly flat, after a significant recovery in the second half of the year from weakness in the first half. The higher-return and more stable sectors of the market fell in absolute terms, especially in the fourth quarter of the year. Healthcare was the weakest sector of the year as the rotation out of defensives and into cyclicals was exacerbated by rising commercial and political pressure on pricing and regulation.

Lazard US Equity Concentrated Portfolio

For the year ended December 31, 2016, the Lazard US Equity Concentrated Portfolio’s Institutional Shares posted a total return of 7.37%, while Open Shares posted a total return of 7.06%, as compared with the 11.96% return for the S&P 500 Index. The R6 Shares posted a total return of 0.17% for the period since inception on November 15, 2016 through December 31, 2016, as compared with the 2.96% return for the S&P 500 Index for the same period.

Stock selection in the industrials sector contributed to performance. Shares of salvage vehicle auction holder Copart rose after the company reported quarterly earnings that broadly exceeded expectations, driven by higher volume growth stemming from market share gains and industry-wide volume growth. Stock selec-

Annual Report  3

tion in the consumer staples sector also helped returns. Shares of packaged food maker Kellogg rose after the company reported strong quarterly earnings, with continued improvement in the company’s cereal category. We sold our position in the third quarter, as the stock approached our target valuation.

In contrast, stock selection in the consumer discretionary sector hurt returns. Shares of Norwegian Cruise Line fell in response to concerns about travel demand stemming from the terrorist attacks in Brussels and Orlando and the Zika virus, as well as concerns of a macroeconomic slowdown, and the recent rise in oil prices. We sold our position during the third quarter, as we saw opportunities with better risk-reward profiles elsewhere. A lack of exposure to energy and financials also hurt returns, as the sectors were among the best performers in the benchmark during the year.

Lazard US Strategic Equity Portfolio

For the year ended December 31, 2016, the Lazard US Strategic Equity Portfolio’s Institutional Shares posted a total return of 9.70%, while Open Shares posted a total return of 9.46%, and R6 Shares posted a total return of 9.81%, as compared with the 11.96% return for the S&P 500 Index.

Stock selection in the industrials sector contributed to performance. Shares of salvage vehicle auction holder Copart rose after the company reported quarterly earnings above expectations, driven by higher volume growth stemming from market share gains and industry-wide volume growth. Stock selection in the health care sector also helped returns. Shares of diversified managed care provider Aetna rose after the company reported third-quarter earnings above expectations, driven by continued strength in its government business. We exited our position as we saw opportunities with better risk-reward profiles elsewhere.

In contrast, stock selection in the consumer discretionary sector detracted from performance. Shares of Norwegian Cruise Line fell in response to concerns about travel demand stemming from the terrorist attacks in Brussels and Orlando and the Zika virus, as well as concerns of a macroeconomic slowdown, and the recent rise in oil prices. We trimmed our position in the fourth quarter, as our thesis had changed. Stock selection and an underweight position in the financials sector also hurt returns. Shares of OneMain fell amid continued concerns about the company’s funding costs in a rising rate environment, as well as its subprime loan exposure. We sold our position as a reassessment of our scenarios resulted in the risk-adjusted upside no longer being favorable.

Lazard US Small-Mid Cap Equity Portfolio

For the year ended December 31, 2016, the Lazard US Small-Mid Cap Equity Portfolio’s Institutional Shares posted a total return of 16.20%, while Open Shares posted a total return of 15.92%, as compared with the 17.59% return for the Russell 2500® Index.

Stock selection in the information technology sector contributed to performance. Shares of payment technology company NCR rose after the company reported quarterly earnings above expectations, driven by strong margins and order growth. Stock selection and an overweight position in the industrials sector also helped returns. Shares of B/E Aerospace rose after Rockwell Collins announced plans to acquire the company for $8.3 billion. We sold our position after the fourth quarter announcement, as the stock approached our target valuation.

In contrast, stock selection in the financials sector detracted from performance. Shares of OneMain fell amid continued concerns about the company’s funding costs in a rising rate environment, as well as its subprime loan exposure. We sold our position as our thesis had changed. Stock selection and an underweight position in the materials sector also hurt returns. Shares of Kapstone Paper and Packaging fell after the company reported quarterly earnings below expectations and management gave a cautious outlook, citing difficult market conditions. We sold our position after the announcement in February, as our thesis was no longer valid.

Lazard International Equity Portfolio

For the year ended December 31, 2016, the Lazard International Equity Portfolio’s Institutional Shares posted a total return of -4.18%, while Open Shares

4  Annual Report

posted a total return of -4.46%, and R6 Shares posted a total return of -4.17%, as compared with the 1.00% return for the EAFE Index.

During the year, in an environment that saw an extended, strong rotation into cyclicals and lower-quality stocks, the Portfolio lagged its benchmark. Much of the underperformance was due to the rally in stocks with negative to low financial productivity that occurred while stocks with higher financial productivity lagged. As we focus on companies with sustainably high, or improving, financial productivity we were not exposed to some of the best performing stocks. Furthermore, some of our holdings, despite consistent fundamentals, were negatively impacted by the strong sector rotation.

The most significant source of underperformance was our positioning in the industrials sector, where we remain overweight. The sector was generally led higher by stocks with lower financial productivity, and additionally, some of our holdings in this sector under-performed due to the aforementioned rotation into less financially productive stocks, despite consistent fundamentals. One notable example is lock-maker Assa Abloy, which lagged its more cyclical peers.

Stock selection in the health care sector also hurt relative returns, despite low exposure which benefited the Portfolio. Some of this was due to the strong rotation out of traditionally defensive stocks and into cyclicals, which weighed on the sector. Furthermore, increased regulatory scrutiny during the US election cycle also weighed on the sector. Our position in Israeli pharmaceutical company Teva fell on worries about the viability of their Copaxone (for the treatment of multiple sclerosis) patents, as well as concerns on generics pricing.

Additionally, the Portfolio was negatively impacted by our positioning in the financials sector. The opportunity cost of not owning less financially productive financials weighed on the Portfolio. These stocks rallied on the anticipation of earnings improvement, the probability of which is less likely in Europe given the challenging regulatory, tax, and interest rate environment. Elsewhere in the sector, shares of British bank Lloyds (which was sold during the period) declined following the Brexit referendum result. We remain underweight in financials given the numerous risks still pervasive in the sector.

On a positive note, the Portfolio benefited from positioning in emerging markets, as shares of Taiwan Semiconductor rose on strong demand for mobile phone chips. In Brazil, shares of insurance broker BB Seguridade performed well on improving business conditions. The Portfolio’s positioning in Canada was also beneficial, as shares of National Bank of Canada and Suncor Energy both performed well. Elsewhere, the Portfolio’s low allocation to the underperforming utilities sector was additive to relative returns.

Lazard International Equity Select Portfolio

For the year ended December 31, 2016, the Lazard International Equity Select Portfolio’s Institutional Shares posted a total return of -0.63%, while Open Shares posted a total return of -1.03%, as compared with the 4.50% return for the MSCI All Country World® Index ex-US.

Much of the Portfolio underperformance was due to the rally in the second half of the year, where stocks with negative to low financial productivity outperformed while stocks with higher financial productivity lagged. As we focus on companies with sustainably high, or improving, financial productivity we were not exposed to some of the best performing stocks. Furthermore, some of our holdings, despite consistent fundamentals, were negatively impacted by the strong sector rotation.

The most significant source of underperformance was the Portfolio’s lower-than-benchmark weights in the strong performing commodity-related sectors of energy and materials. As previously discussed, these areas of the market performed well on the recovery of commodity prices.

Additionally, the Portfolio was negatively impacted by our positioning in the financials sector. The opportunity cost of not owning less financially productive financials weighed on the Portfolio. These stocks rallied on the anticipation of earnings improvement, the probability of which is less likely in Europe given the

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challenging regulatory, tax, and interest rate environment. Elsewhere in the sector, shares of British bank Lloyds (which was sold during the period) declined following the Brexit referendum result. We remain underweight in financials given the numerous risks still pervasive in the sector.

Stock selection in the health care sector also hurt relative returns. Some of this was due to the strong rotation out of the traditionally defensive stocks and into more cyclical sectors. This rotation weighed on the health care sector. Furthermore, increased regulatory scrutiny during the US election cycle also weighed on the sector. Swiss drugmaker Actelion performed well on a potential bid, but this was outweighed by weakness in Israeli generics company Teva, which fell on worries about the viability of their Copaxone (for the treatment of multiple sclerosis) patents, as well as concerns on generics pricing.

On a positive note, the Portfolio benefited from stock selection in emerging markets, as shares of Taiwan Semiconductor rose on strong demand for mobile phone chips. In Brazil, shares of insurance broker BB Seguridade, water utility SABESP, and for-profit education company Estacio all performed well on improving business conditions.

Lazard International Equity Concentrated Portfolio

For the year ended December 31, 2016, the Lazard International Equity Concentrated Portfolio’s Institutional Shares posted a total return of 4.74%, while Open Shares posted a total return of 4.41%, as compared with the 4.50% return for the MSCI All Country World Index ex-US.

As relative value managers focusing on the tradeoff between valuation and financial productivity, we are pleased with the performance as it occurred during a very challenging environment where less financially productive stocks outperformed those with higher financial productivity. We were also pleased that the performance was driven by stock selection, which we regard as a more repeatable and robust source of outperformance.

Much of the Portfolio’s positive performance during the period stemmed from stock selection in the industrials sector. Wolters Kluwer performed very well as, over the course of the year, the market positively rerated the valuation of the company. This was primarily due to the acceleration of organic revenue growth as the company transitioned towards digital products, which are faster growing and also more profitable. Secondly, the market began to focus more on the subscription nature of the business model, which provides a repeatable source of revenues. Another significant contributor to relative returns during the period was our holding in Weir Group. This stock had been under pressure earlier in the year as the market became concerned about the outlook for its shale pressure-pumping business, the robustness of margins in the mineral pump division, and also feared that the debt of the company was too high. Our analysis revealed that all of these concerns were misplaced: we expected that the pressure pumping division was about to experience a cyclical recovery, that the minerals division was exposed to aftermarket demand that could not be deferred, and that the high financial leverage was being quickly paid down by robust cash generation and some minor asset disposals.

Performance in the consumer discretionary sector was also additive to relative return aided by Valeo, which has been a long-time holding in the Portfolio. Valeo continued to outperform the consumer discretionary sector as the sizeable and growing order book fed into profitable revenue growth. We believe Valeo’s management team has positioned the company to succeed regardless of any possible transition from internal combustion engine to electric vehicles, at a time when this is presenting a challenge for the traditional automotive assemblers. In contrast, the Portfolio’s exposure in the materials sector and energy sector detracted from relative returns as the Portfolio was underweight both sectors, and these sectors returned approximately 30% in absolute terms. In many cases in these sectors, companies with very high debt levels rallied as rising commodity prices were perceived as giving the companies a lifeline, despite the equity component of the capital structure showing very high volatility.

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The relative value approach of the Portfolio continues to focus on financially productive companies at reasonable valuations. We continue to orient the Portfolio towards more financially productive businesses.

Lazard International Strategic Equity Portfolio

For the year ended December 31, 2016, the Lazard International Strategic Equity Portfolio’s Institutional Shares posted a total return of -5.17%, while Open Shares posted a total return of -5.37%, and R6 Shares posted a total return of -5.17%, as compared with the 1.00% return for the EAFE Index.

The Portfolio materially lagged its benchmark in 2016, as lower-return and more cyclical stocks rose at the expense of the higher-return companies the Portfolio tends to favor. This effect was especially pronounced in the second half of the year and in the fourth quarter. It was most obvious in energy and materials, where holdings of gasoline retailer Caltex and flavors company Symrise lagged the commodity, oil and mining stocks. In industrials, lockmaker Assa Abloy lagged its more cyclical peers, while in the second half of the year, the Portfolio was negatively impacted by its relatively low exposure to banks and high exposure to consumer staples companies. Emerging market holdings were helpful, though gave back much of their outperformance in the fourth quarter after the Trump victory saw a surge in the US dollar.

On the stock specific side, it was a mixed year for the Portfolio. On the positive side, French auto supplier Valeo continued to report very encouraging results, while in healthcare, a potential bid for Swiss drug-maker Actelion outweighed weakness in generics company Teva and in UK specialist pharma stock Shire. In technology, Softbank of Japan purchased UK chip design business ARM Holdings, Taiwan Semiconductor made good progress from a low valuation, and Chinese internet giant Tencent rose from its lows. Brazilian water utility SABESP jumped as its business returned to normal after a drought, and regulatory developments continued to be supportive. In financials, the restructuring of Credit Suisse is proving harder than expected, while Aeon Financial of Japan unexpectedly raised capital. Australian materials com-

pany James Hardie continues to make good progress, but elsewhere the Portfolio saw disappointing results from German engineer GEA, jewelry retailer Signet, and discount apparel retailer Primark (owned by Associated British Foods). Philippine conglomerate Alliance Global saw competitive pressure on its spirits and casino operations, while private hospital operator Mediclinic suffered from a regulatory change in the United Arab Emirates.

Lazard International Equity Advantage Portfolio

For the year ended December 31, 2016, the Lazard International Equity Advantage Portfolio’s Institutional Shares posted a total return of -1.13%, while Open Shares posted a total return of -1.42%, as compared with the 1.00% return for the EAFE Index.

The Portfolio lagged its benchmark for the year despite a relative improvement in the second half. For the year, sector allocation detracted a modest 0.3%, while stock selection detracted -1.2%. A modest underweight to energy and materials were the largest detractors from an allocation perspective. This detractions were partially mitigated by an overweight in industrials and underweight to consumer discretionary holdings. Stock selection was strongest in consumer staples and real estate but gave ground in industrials and consumer discretionary holdings. Overall, the Portfolio outperformed in four out of eleven sectors.

From a stock perspective, the Portfolio benefited from our large position in Mitsubishi Electric Corporation, which rallied for the year on the back of a falling yen and a stronger than expected set of first half results reported in October. Wharf, the Hong Kong retail-centered REIT, also rallied in the first half reflecting a better retail outlook in Hong Kong. Investors were particularly attracted to the company’s 3.5% dividend and inexpensive valuation. Actelion, the Swiss biotech, rose for the year as Johnson & Johnson pursued the company with a series of takeover bids which reached a successful conclusion in January 2017.

Our largest detractor came from our overweight in Danish pharmaceutical stock Novo Nordisk; our large overweight detracted 0.69%, after the stock fell for the

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year. Principally, this fall came after its second quarter results were announced in August and when the company downgraded its long-term profit guidance on increased competition and pricing pressure in the US. On the back of these results, we immediately and heavily sold down our position towards benchmark weight. BT Group also underperformed notably for the year, dropping after the Brexit vote sent UK bond yields significantly lower, widening the company’s already large pension deficit. This, along with the perceived view that the vote would weaken the UK economic outlook, led the company — solely exposed to the UK — to underperform. Bellway, the London-centered residential real estate developer, also fell sharply after the Brexit vote as investors became concerned that London would lose its status as the financial capital of Europe. We sold our position as the company fell after the vote.

Lazard International Small Cap Equity Portfolio

For the year ended December 31, 2016, the Lazard International Small Cap Equity Portfolio’s Institutional Shares posted a total return of -4.74%, while Open Shares posted a total return of -5.01%, as compared with the 2.18% return for the MSCI EAFE Small Cap® Index.

Stock selection in a number of sectors contributed to the underperformance, led by information technology and consumer discretionary. Stock selection was positive in energy and industrials but did not offset the weakness in other sectors. Regionally, Canada and Australia contributed to performance, but stock selection in Continental Europe and Japan detracted from performance. Below are some of the individual names that impacted the Portfolio in 2016.

Altus Group, a Canadian-listed company focused on data and analytics solutions for commercial real estate owners and managers as well as property tax consulting, contributed to performance during the year. In the third quarter, the company reported earnings that exceeded expectations, with its key analytics segment seeing strong growth and a higher proportion of recurring revenues. Investor interest in the stock was further increased by its addition to the

S&P/TSX Composite in September. We continue to own the shares.

Seria, a “dollar” store operator in Japan, also contributed to performance in 2016. Outperformance of the stock was mostly driven by share price strength in the first half after positive fiscal year results and guidance were posted by the company. The company has posted 18 consecutive months of positive like-for-like sales growth, evidence of the superiority of Seria’s proprietary point of sale (POS) system and efficient products development and inventory control. Over the course of the year we have adjusted our position size to reflect higher valuations but continue to hold the stock given its market share gains and consistent management executions on its growth strategy.

Permanent TSB, an Irish-listed bank, detracted from performance in 2016. Concerns around financials in general, coupled with an Irish election, uncertainty around bank levies, and timing of non-performing loan recovery all weighed on the shares in the first part of the year. These concerns were amplified after the Brexit vote, which is expected to negatively impact Permanent TSB’s efforts to dispose of some of its UK assets. We have exited the position.

IG Group, a UK-listed exchange that is a leader in the trading of spread betting/contract-for-difference financial products in the United Kingdom and Europe, also detracted from performance. Most of the underperformance came at the end of the year when, in a surprising move, UK regulators announced they would limit customer leverage in these products, likely reducing industry revenues going forward. Several other European countries have introduced their own restrictive measures. While these regulatory moves do hamper industry economics in the nearer term, we expect IG Group as a market leader to benefit longer term as weaker players are forced to exit, and thus we continue to hold the shares.

Lazard Global Equity Select Portfolio

For the year ended December 31, 2016, the Lazard Global Equity Select Portfolio’s Institutional Shares posted a total return of 2.66%, while Open Shares

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posted a total return of 2.35%, as compared with the 7.86% return for the MSCI All Country World Index.

Stock selection and an overweight position in the industrials sector contributed positively to performance over the past year. Shares of Rockwell Automation, a producer of industrial automation products, climbed on strong fundamental results in addition to positive guidance for 2017. Shares also benefited from the broad rally in US cyclical names on the heels of the election results. We like Rockwell Automation on its superior growth and return profile and low financial leverage. We continue to see prospects for solid secular growth and high returns. Underweight positions in the consumer discretionary and utilities sectors also helped performance.

In contrast, stock selection in the financials sector detracted from performance in the year. Shares of a Nordic property and casualty insurer, Sampo, lagged on concerns a subsidiary could not maintain its pay-out to Sampo, thus impacting Sampo’s dividend. Additionally, Sampo underperformed the lower quality European bank rally in the latter part of the year. We continue to like Sampo due to its cash-generative insurance assets and strong and resilient capital position. We believe Sampo has ample flexibility to maintain and grow its dividend through continued reserve releases due to strong underwriting and an under-levered balance sheet. Lower than benchmark exposure and stock selection in the materials sector hurt performance. Shares of diversified chemical manufacturer Symrise fell on margins that were weaker than expected and on concerns cost pressures could continue to build. We continue to like Symrise on its strong business model and expectation for further earnings growth.

Lazard Global Strategic Equity Portfolio

For the year ended December 31, 2016, the Lazard Global Strategic Equity Portfolio’s Institutional Shares posted a total return of -0.15%, while Open Shares posted a total return of -0.45%, as compared with the 7.86% return for the MSCI All Country World Index.

The Portfolio lagged its benchmark in the year, as lower return and more cyclical stocks rose at the expense of higher-return stocks in sectors such as energy and materials. The Portfolio was hurt by its low exposure to banks, though it did benefit from its low exposure to real estate and lack of utility exposure. While rotation was a material driver of relative returns, on the stock-specific side, there was a potential bid for both Swiss drugmaker Actelion and for US tobacco company Reynolds. ARM Holdings was bought out by Softbank and subsequently sold post-merger. Offsetting these positives were disappointing results from Credit Suisse in the first half of the year and Lloyds Banking Group, where Brexit had a material impact on the bank in US dollar terms. We sold both positions from the Portfolio. The weakness of the dollar also had a material impact on payments processor Worldpay.

Lazard Managed Equity Volatility Portfolio

For the year ended December 31, 2016, the Lazard Managed Equity Volatility Portfolio’s Institutional Shares posted a total return of 6.45%, while Open Shares posted a total return of 6.14%, as compared with the 7.51% return for the MSCI World® Index.

Generally, sector positioning detracted from performance, whereas stock selection largely benefited returns for the year. The underweights to the consumer staples and information technology sectors were the largest source of underperformance for the year as these were the two best performing sectors for the year. The overweight to consumer staples and underweight to information technology also detracted from relative returns. Our underweight to health care and overweight in telecom services mitigated the net detraction of sector positioning. Stock selection was favorable in seven out of eleven sectors led by health care and consumer discretionary. Industrials and materials holdings were the two largest underperforming sectors.

Stocks that provided the greatest contribution to the Portfolio’s return included AT&T, which was up for the year. The company was valued for its strong financial position, stable client base, high dividend and the prospect that a lower US tax rate which would have an immediate impact on earnings per share. The benefits of the DirectTV acquisition and cross promotions are

Annual Report  9

also additive to analysts growth projections. 3M was up for the year as the company was expected to benefit from operating leverage in a slower growth global economy. The company’s diversified business mix appeared to be valued by investors. Time Warner rallied sharply after AT&T made a bid to acquire the company.

Detractors for the year included Blackmores, which fell sharply after its strong 2015, as the market remains concerned over the company’s ability to sustain its long-term growth. A stronger Australian dollar and expansion of the company’s distribution channels both present potential headwinds for the stock. We sold our position during the fourth quarter period. BT Group also underperformed notably for the year, dropping after the Brexit vote sent UK bond yields significantly lower widening the company’s already large pension deficit. This, along with the perceived view that the vote would weaken the UK economic outlook, led the company — solely exposed to the UK — to underperform. We pared back the position after the Brexit vote although more recently have increased it again, as pension risks subside and as the company continues to deliver strong results. Novo Nordisk, a long standing overweight, slumped, reflecting a more subdued growth outlook near-term, and fears about ongoing US pricing pressure. The company has had an absence of clear evidence of recent and upcoming product launches to mitigate these growth concerns. The company also announced a 5% headcount reduction in an effort to align cost growth with slower revenue growth.

Notes to Investment Overviews:

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, such Portfolio’s returns would have been lower. Past performance is not indicative, or a guarantee, of future results. Return for a period of less than one year is not annualized.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of December 31, 2016; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

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The Lazard Funds, Inc. Performance Overviews

Lazard US Equity Concentrated Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Equity Concentrated Portfolio, S&P 500® Index and Russell 1000 Value/S&P 500 Linked Index*

Average Annual Total Returns*
Periods Ended December 31, 2016
	One Year	Five Years	Ten Years	Since Inception †
Institutional Shares**	7.37%	15.64%	6.33%	7.79%
Open Shares**	7.06%	15.25%	6.01%	7.46%
R6 Shares**	N/A	N/A	N/A	0.17%
S&P 500 Index	11.96%	14.66%	6.95%	7.74% (Institutional and Open Shares) 2.96% (R6 Shares)
Russell 1000 Value/S&P 500 Linked Index	11.96%	14.24%	5.47%	6.85% (Institutional and Open Shares) N/A (R6 Shares)

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.

Performance results do not include adjustments made for financial reporting purposes in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

Annual Report  11

The Portfolio was previously known as Lazard U.S. Equity Value Portfolio. As of May 31, 2012, the Portfolio changed its name to Lazard U.S. Equity Concentrated Portfolio and changed its investment strategy to invest primarily in equity securities, principally common stocks, of US companies of any market capitalization. The Portfolio has a concentrated portfolio of investments, typically investing in 15 to 35 companies with market capitalizations generally greater than $350 million.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The Russell 1000 Value/S&P 500 Linked Index is created by the Portfolio’s Investment Manager and links the performance of the Russell 1000® Value Index for all periods through May 30, 2012 (when the Portfolio’s benchmark index changed) and the S&P 500 Index for all periods thereafter. The Russell 1000 Value Index measures the performance of those Russell 1000 companies (the 1,000 largest companies in the Russell 3000® Index, which consists of the 3,000 largest US companies by capitalization) with lower price-to-book ratios and lower forecasted growth values. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares, Open Shares and R6 Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional and Open Shares was September 30, 2005 and for the R6 Shares was November 15, 2016.

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Lazard US Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Strategic Equity Portfolio and S&P 500 Index*

Average Annual Total Returns*
Periods Ended December 31, 2016
	One Year	Five Years	Ten Years	Since Inception †
Institutional Shares**	9.70%	12.07%	5.37%	6.29%
Open Shares**	9.46%	11.74%	5.05%	5.99%
R6 Shares**	9.81%	N/A	N/A	6.29%
S&P 500 Index	11.96%	14.66%	6.95%	7.47% (Institutional and Open Shares) 9.18% (R6 Shares)

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares, Open Shares and R6 Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional and Open Shares was December 30, 2004 and for the R6 Shares was May 19, 2014.

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Lazard US Small-Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Small-Mid Cap Equity Portfolio, Russell 2500® Index and Russell 2000/2500 Linked Index*

Average Annual Total Returns*
Periods Ended December 31, 2016
	One Year	Five Years	Ten Years
Institutional Shares**	16.20%	14.71%	7.77%
Open Shares**	15.92%	14.35%	7.43%
Russell 2500 Index	17.59%	14.54%	7.69%
Russell 2000/2500 Linked Index	17.59%	14.54%	7.59%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, also exclude adjustments related to reimbursed custodian out-of-pocket expenses (Note 3 in the Notes to Financial Statements), and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The Portfolio was previously known as Lazard U.S. Small Cap Equity Portfolio. As of August 25, 2008, the Portfolio changed its name to Lazard U.S. Small-Mid Cap Equity Portfolio and changed its investment strategy to invest in equity securities of small-mid cap US companies.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Russell 2500 Index is comprised of the 2,500 smallest US companies included in the Russell 3000 Index (which consists of the 3,000 largest US companies by capitalization). The Russell 2000/2500 Linked Index is created by the Portfolio’s Investment Manager and links the performance of the Russell 2000® Index for all periods through August 24, 2008 (when the Portfolio’s benchmark index changed) and the Russell 2500 Index for all periods thereafter. The Russell 2000 Index is comprised of the 2,000 smallest US companies included in the Russell 3000 Index. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

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Lazard International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Portfolio and EAFE Index*

Average Annual Total Returns*
Periods Ended December 31, 2016
	One Year	Five Years	Ten Years	Since Inception †
Institutional Shares**	–4.18%	6.68%	1.83%	5.61%
Open Shares**	–4.46%	6.38%	1.52%	4.28%
R6 Shares**	–4.17%	N/A	N/A	–4.71%
EAFE Index	1.00%	6.53%	0.75%	4.93%
				(Institutional Shares)
				4.36%
				(Open Shares)
				–2.66%
				(R6 Shares)

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located in developed countries outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares, Open Shares and R6 Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was October 29, 1991, for the Open Shares was January 23, 1997 and for the R6 Shares was April 1, 2015.

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Lazard International Equity Select Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Select Portfolio, MSCI All Country World® Index ex-US and MSCI EAFE/All Country World Index ex-US Linked Index*

Average Annual Total Returns*
Periods Ended December 31, 2016
	One Year	Five Years	Ten Years
Institutional Shares**	–0.63%	5.08%	0.43%
Open Shares**	–1.03%	4.70%	0.09%
MSCI All Country World Index ex-US	4.50%	5.00%	0.96%
MSCI EAFE/All Country World Index ex-US Linked Index	4.50%	5.00%	–0.09%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The MSCI All Country World Index ex-US is a free floated-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The MSCI EAFE/All Country World Index ex-US Linked Index is created by the Portfolio’s Investment Manager and links the performance of the EAFE Index for all periods through June 30, 2010 (when the Portfolio’s benchmark index changed) and the MSCI All Country World Index ex-US for all periods thereafter. The EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located in developed countries outside the United States. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

16  Annual Report

Lazard International Equity Concentrated Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Concentrated Portfolio and MSCI All Country World Index ex-US*

Average Annual Total Returns*
Periods Ended December 31, 2016
	One Year	Since Inception †
Institutional Shares**	4.74%	–5.37%
Open Shares**	4.41%	–5.58%
MSCI All Country World Index ex-US	4.50%	–4.34%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI All Country World Index ex-US is a free floated-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was August 29, 2014.

Annual Report  17

Lazard International Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Strategic Equity Portfolio and EAFE Index*

Average Annual Total Returns*
Periods Ended December 31, 2016
	One Year	Five Years	Ten Years	Since Inception †
Institutional Shares**	–5.17%	7.49%	2.53%	5.13%
Open Shares**	–5.37%	7.24%	2.23%	3.60%
R6 Shares**	–5.17%	N/A	N/A	–3.55%
EAFE Index	1.00%	6.53%	0.75%	3.44%
				(Institutional Shares)
				2.31%
				(Open Shares)
				1.04%
				(R6 Shares)

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located in developed countries outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares, Open Shares and R6 Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was October 31, 2005, for the Open Shares was February 3, 2006 and for the R6 Shares was January 19, 2015.

18  Annual Report

Lazard International Equity Advantage Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Advantage Portfolio and EAFE Index*

Average Annual Total Returns*
Periods Ended December 31, 2016
	One Year	Since Inception †
Institutional Shares**	–1.13%	–4.89%
Open Shares**	–1.42%	–5.17%
EAFE Index	1.00%	–4.97%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located in developed countries outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was May 29, 2015.

Annual Report  19

Lazard International Small Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Small Cap Equity Portfolio and MSCI EAFE Small Cap® Index*

Average Annual Total Returns*
Periods Ended December 31, 2016
	One Year	Five Years	Ten Years
Institutional Shares**	–4.74%	10.10%	1.35%
Open Shares**	–5.01%	9.78%	1.07%
MSCI EAFE Small Cap Index	2.18%	10.56%	2.95%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, also exclude adjustments related to reimbursed custodian out-of-pocket expenses (Note 3 in the Notes to Financial Statements), and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Small Cap Index is an arithmetic, market value-weighted average of the performance of securities of small cap companies listed on the stock exchanges of EAFE Index countries. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

20  Annual Report

Lazard Global Equity Select Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Equity Select Portfolio and MSCI All Country World Index*

Average Annual Total Returns*
Periods Ended December 31, 2016
	One Year	Since Inception †
Institutional Shares**	2.66%	2.31%
Open Shares**	2.35%	2.03%
MSCI All Country World Index	7.86%	3.13%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was December 31, 2013.

Annual Report  21

Lazard Global Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Strategic Equity Portfolio and MSCI All Country World Index*

Average Annual Total Returns*
Periods Ended December 31, 2016
	One Year	Since Inception †
Institutional Shares**	–0.15%	–1.01%
Open Shares**	–0.45%	–1.31%
MSCI All Country World Index	7.86%	0.99%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI All Country World Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was August 29, 2014.

22  Annual Report

Lazard Managed Equity Volatility Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Managed Equity Volatility Portfolio and MSCI World® Index*

Average Annual Total Returns*
Periods Ended December 31, 2016
	One Year	Since Inception †
Institutional Shares**	6.45%	2.41%
Open Shares**	6.14%	2.11%
MSCI World Index	7.51%	0.90%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was May 29, 2015.

Annual Report  23

The Lazard Funds, Inc. Information About Your Portfolio’s Expenses

Expense Example

As a shareholder in a Portfolio of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2016 through December 31, 2016 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24  Annual Report

Portfolio	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16	Annualized Expense Ratio During Period 7/1/16 - 12/31/16

US Equity Concentrated**
Institutional Shares
Actual	$1,000.00	$1,048.70	$3.97	0.77%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.27	$3.91	0.77%
Open Shares
Actual	$1,000.00	$1,047.30	$5.35	1.04%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.28	1.04%
R6 Shares†
Actual	$1,000.00	$1,000.00	$0.97	0.77%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,005.32	$0.97	0.77%

US Strategic Equity
Institutional Shares
Actual	$1,000.00	$1,091.00	$3.94	0.75%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.37	$3.81	0.75%
Open Shares
Actual	$1,000.00	$1,089.60	$5.52	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.86	$5.33	1.05%
R6 Shares
Actual	$1,000.00	$1,091.10	$3.94	0.75%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.37	$3.81	0.75%

US Small-Mid Cap Equity**
Institutional Shares
Actual	$1,000.00	$1,162.00	$4.89	0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.61	$4.57	0.90%
Open Shares
Actual	$1,000.00	$1,161.20	$6.46	1.19%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.15	$6.04	1.19%

International Equity
Institutional Shares**
Actual	$1,000.00	$981.20	$4.18	0.84%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.91	$4.27	0.84%
Open Shares**
Actual	$1,000.00	$979.90	$5.47	1.10%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.61	$5.58	1.10%
R6 Shares
Actual	$1,000.00	$981.30	$3.98	0.80%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.11	$4.06	0.80%

International Equity Select
Institutional Shares
Actual	$1,000.00	$975.90	$5.22	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.86	$5.33	1.05%
Open Shares
Actual	$1,000.00	$974.30	$6.70	1.35%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.35	$6.85	1.35%

Annual Report  25

Portfolio	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16	Annualized Expense Ratio During Period 7/1/16 - 12/31/16

International Equity Concentrated
Institutional Shares
Actual	$1,000.00	$987.70	$5.25	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.86	$5.33	1.05%
Open Shares
Actual	$1,000.00	$985.90	$6.74	1.35%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.35	$6.85	1.35%

International Strategic Equity**
Institutional Shares
Actual	$1,000.00	$963.50	$4.00	0.81%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.06	$4.12	0.81%
Open Shares
Actual	$1,000.00	$962.70	$5.23	1.06%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.81	$5.38	1.06%
R6 Shares
Actual	$1,000.00	$963.50	$4.00	0.81%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.06	$4.12	0.81%

International Equity Advantage
Institutional Shares
Actual	$1,000.00	$1,054.00	$4.65	0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.61	$4.57	0.90%
Open Shares
Actual	$1,000.00	$1,052.10	$6.19	1.20%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.10	$6.09	1.20%

International Small Cap Equity**
Institutional Shares
Actual	$1,000.00	$982.40	$5.33	1.07%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.76	$5.43	1.07%
Open Shares
Actual	$1,000.00	$981.30	$6.57	1.32%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.50	$6.70	1.32%

Global Equity Select
Institutional Shares
Actual	$1,000.00	$1,018.70	$5.33	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.86	$5.33	1.05%
Open Shares
Actual	$1,000.00	$1,017.60	$6.85	1.35%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.35	$6.85	1.35%

Global Strategic Equity
Institutional Shares
Actual	$1,000.00	$1,005.80	$5.55	1.10%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.61	$5.58	1.10%
Open Shares
Actual	$1,000.00	$1,003.80	$7.05	1.40%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.10	$7.10	1.40%

26  Annual Report

Portfolio	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16	Annualized Expense Ratio During Period 7/1/16 - 12/31/16

Managed Equity Volatility
Institutional Shares
Actual	$1,000.00	$1,010.70	$3.79	0.75%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.37	$3.81	0.75%
Open Shares
Actual	$1,000.00	$1,009.80	$5.30	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.86	$5.33	1.05%
*	Expenses are equal to the annualized expense ratio, net of expense waivers and reimbursements, of each Share class multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).
**	Excludes impact of the custodian out-of-pocket expenses that were reimbursed to the Portfolio during the current period. Refer to Note 3 in the Notes to Financial Statements.
†	The inception date for the R6 Shares was November 15, 2016.

Annual Report  27

The Lazard Funds, Inc. Portfolio Holdings Presented by Sector December 31, 2016

	Lazard	Lazard	Lazard	Lazard	Lazard
	US Equity	US Strategic	US Small-Mid Cap	International	International Equity
Sector*	Concentrated Portfolio	Equity Portfolio	Equity Portfolio	Equity Portfolio	Select Portfolio

Consumer Discretionary	12.2%	8.8%	11.5%	14.6%	12.5%
Consumer Staples	23.8	13.2	1.3	11.9	11.8
Energy	—	6.2	6.7	7.5	4.2
Financials	—	11.0	16.2	17.5	15.8
Health Care	11.9	14.3	8.1	8.2	7.6
Industrials	5.0	10.3	16.0	16.1	16.3
Information Technology	34.7	27.6	17.1	6.5	12.6
Materials	5.0	2.0	7.5	5.0	2.3
Real Estate	—	1.0	10.2	2.6	2.4
Telecommunication Services	—	3.1	—	3.5	7.3
Utilities	—	—	3.1	0.9	2.0
Repurchase Agreements	—	—	2.3	5.7	—
Short-Term Investments	7.4	2.5	—	—	5.2
Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%

				Lazard
	Lazard	Lazard	Lazard	International	Lazard
	International Equity	International Strategic	International Equity	Small Cap	Global Equity
Sector*	Concentrated Portfolio	Equity Portfolio	Advantage Portfolio	Equity Portfolio	Select Portfolio

Consumer Discretionary	21.5%	21.9%	13.0%	17.4%	5.5%
Consumer Staples	8.2	15.5	10.1	4.2	14.2
Energy	5.3	7.4	4.3	3.9	3.6
Financials	21.6	19.5	22.0	12.4	14.8
Health Care	6.3	7.6	10.9	6.6	9.5
Industrials	15.1	9.1	13.4	25.1	19.4
Information Technology	14.5	6.5	5.1	14.7	23.6
Materials	—	4.1	5.8	5.3	2.5
Real Estate	—	3.1	4.0	6.7	1.8
Telecommunication Services	3.8	3.5	5.3	0.9	—
Utilities	—	—	3.9	—	—
Short-Term Investments	3.7	1.8	2.2	2.8	5.1
Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%

28  Annual Report

	Lazard	Lazard
	Global Strategic	Managed Equity
Sector*	Equity Portfolio	Volatility Portfolio

Consumer Discretionary	13.5%	14.3%
Consumer Staples	17.1	12.9
Energy	5.8	2.4
Financials	16.1	14.4
Health Care	9.7	12.2
Industrials	8.2	10.2
Information Technology	20.7	9.4
Materials	2.8	3.9
Real Estate	2.1	4.8
Telecommunication Services	0.7	6.0
Utilities	—	9.0
Short-Term Investments	3.3	0.5
Total Investments	100.0%	100.0%

*  Represents percentage of total investments.

Annual Report  29

The Lazard Funds, Inc. Portfolios of Investments December 31, 2016

Description	Shares	Fair Value

Lazard US Equity Concentrated Portfolio

Common Stocks | 89.4%

Auto Components | 2.0%
Delphi Automotive PLC	395,315	$26,624,465

Beverages | 11.1%
Molson Coors Brewing Co., Class B	666,112	64,819,359
The Coca-Cola Co.	2,030,800	84,196,968
		149,016,327
Commercial Services & Supplies | 4.9%
Copart, Inc. (a)	1,172,735	64,981,246

Communications Equipment | 14.6%
Cisco Systems, Inc.	3,665,170	110,761,437
Motorola Solutions, Inc.	1,012,810	83,951,821
		194,713,258
Containers & Packaging | 4.8%
Crown Holdings, Inc. (a)	1,220,865	64,180,873

Food & Staples Retailing | 6.9%
Walgreens Boots Alliance, Inc.	1,120,830	92,759,891

Household Products | 4.9%
The Procter & Gamble Co.	771,660	64,881,173

Internet Software & Services | 14.4%
Alphabet, Inc., Class A (a)	135,932	107,719,313
eBay, Inc. (a)	2,836,650	84,220,139
		191,939,452
Media | 3.1%
The Madison Square Garden Co. Class A (a)	240,775	41,295,320
Description	Shares	Fair Value

Multiline Retail | 0.5%
J.C. Penney Co., Inc. (a)	890,345	$7,398,767

Pharmaceuticals | 11.5%
Pfizer, Inc.	2,722,402	88,423,617
Zoetis, Inc.	1,214,781	65,027,227
		153,450,844
Semiconductors & Semiconductor Equipment | 4.6%
Skyworks Solutions, Inc.	826,730	61,723,662

Specialty Retail | 3.9%
Advance Auto Parts, Inc.	312,315	52,818,713

Textiles, Apparel & Luxury Goods | 2.2%
Deckers Outdoor Corp. (a)	539,127	29,862,245

Total Common Stocks (Cost $1,111,996,871)		1,195,646,236

Short-Term Investment | 7.2%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.40% (7 day yield) (Cost $95,590,325)	95,590,325	95,590,325

Total Investments | 96.6% (Cost $1,207,587,196) (b)		$1,291,236,561

Cash and Other Assets in Excess of Liabilities | 3.4%		44,899,192

Net Assets | 100.0%		$1,336,135,753

The accompanying notes are an integral part of these financial statements.

30  Annual Report

Description	Shares	Fair Value

Lazard US Strategic Equity Portfolio

Common Stocks | 97.8%

Aerospace & Defense | 2.2%
United Technologies Corp.	17,625	$1,932,053

Auto Components | 1.3%
Delphi Automotive PLC	16,635	1,120,367

Banks | 4.8%
Bank of America Corp.	144,330	3,189,693
KeyCorp.	54,900	1,003,023
		4,192,716
Beverages | 5.7%
Molson Coors Brewing Co., Class B	24,465	2,380,689
The Coca-Cola Co.	61,900	2,566,374
		4,947,063
Building Products | 1.2%
Johnson Controls International PLC	25,421	1,047,091

Capital Markets | 3.9%
Intercontinental Exchange, Inc.	33,450	1,887,249
The Charles Schwab Corp.	38,120	1,504,596
		3,391,845
Chemicals | 0.5%
PPG Industries, Inc.	4,400	416,944

Commercial Services & Supplies | 0.9%
Copart, Inc. (a)	14,135	783,220

Communications Equipment | 5.1%
Cisco Systems, Inc.	104,725	3,164,789
Motorola Solutions, Inc.	15,000	1,243,350
		4,408,139
Containers & Packaging | 1.5%
Crown Holdings, Inc. (a)	24,625	1,294,536

Diversified Telecommunication Services | 3.1%
AT&T, Inc.	63,450	2,698,529

Electrical Equipment | 2.8%
Eaton Corp. PLC	22,935	1,538,709
Rockwell Automation, Inc.	6,485	871,584
		2,410,293
Description	Shares	Fair Value

Energy Equipment & Services | 1.9%
Schlumberger, Ltd.	20,220	$1,697,469

Equity Real Estate Investment Trusts (REITs) | 1.0%
Host Hotels & Resorts, Inc.	46,265	871,633

Food & Staples Retailing | 2.0%
Walgreens Boots Alliance, Inc.	21,100	1,746,236

Food Products | 2.1%
Kellogg Co.	25,300	1,864,863

Health Care Equipment & Supplies | 1.6%
Stryker Corp.	11,455	1,372,424

Health Care Providers & Services | 1.3%
Humana, Inc.	5,350	1,091,561

Hotels, Restaurants & Leisure | 2.1%
McDonald’s Corp.	10,900	1,326,748
Norwegian Cruise Line Holdings, Ltd. (a)	10,810	459,749
		1,786,497
Household Products | 3.4%
The Procter & Gamble Co.	35,160	2,956,253

Industrial Conglomerates | 1.0%
Honeywell International, Inc.	7,498	868,643

Insurance | 2.3%
Aon PLC	13,580	1,514,577
The Hartford Financial Services Group, Inc.	9,920	472,688
		1,987,265
Internet Software & Services | 7.8%
Alphabet, Inc., Class A (a)	5,471	4,335,494
Alphabet, Inc., Class C (a)	440	339,601
eBay, Inc. (a)	69,920	2,075,925
		6,751,020
IT Services | 4.9%
Fidelity National Information Services, Inc.	13,460	1,018,114
Vantiv, Inc., Class A (a)	20,000	1,192,400
Visa, Inc., Class A	26,020	2,030,081
		4,240,595
Life Sciences Tools & Services | 0.6%
Quintiles IMS Holdings, Inc. (a)	6,400	486,720

The accompanying notes are an integral part of these financial statements.

Annual Report  31

Description	Shares	Fair Value

Lazard US Strategic Equity Portfolio (concluded)

Machinery | 0.8%
Deere & Co.	7,120	$733,645

Marine | 0.6%
Kirby Corp. (a)	7,800	518,700

Media | 1.5%
The Madison Square Garden Co. Class A (a)	7,458	1,279,122

Multiline Retail | 0.9%
J.C. Penney Co., Inc. (a)	99,175	824,144

Oil, Gas & Consumable Fuels | 4.2%
Chevron Corp.	14,395	1,694,291
EOG Resources, Inc.	7,575	765,833
Pioneer Natural Resources Co.	4,250	765,298
Valero Energy Corp.	6,500	444,080
		3,669,502
Pharmaceuticals | 11.0%
Allergan PLC (a)	6,185	1,298,912
Pfizer, Inc.	125,519	4,076,857
Zoetis, Inc.	77,504	4,148,789
		9,524,558
Road & Rail | 0.8%
Union Pacific Corp.	6,755	700,358

Semiconductors & Semiconductor Equipment | 2.9%
Applied Materials, Inc.	31,530	1,017,473
Skyworks Solutions, Inc.	20,135	1,503,279
		2,520,752
Description	Shares	Fair Value

Software | 4.9%
Microsoft Corp.	58,600	$3,641,404
Red Hat, Inc. (a)	8,800	613,360
		4,254,764
Specialty Retail | 2.7%
Advance Auto Parts, Inc.	7,053	1,192,803
L Brands, Inc.	6,200	408,208
Lowe’s Cos., Inc.	10,000	711,200
		2,312,211
Technology Hardware, Storage & Peripherals | 2.1%
Apple, Inc.	15,807	1,830,767

Textiles, Apparel & Luxury Goods | 0.4%
Deckers Outdoor Corp. (a)	6,965	385,791

Total Common Stocks (Cost $75,809,232)		84,918,289

Short-Term Investment | 2.5%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.40% (7 day yield) (Cost $2,186,613)	2,186,613	2,186,613

Total Investments | 100.3% (Cost $77,995,845) (b)		$87,104,902

Liabilities in Excess of Cash and Other Assets | (0.3)%		(280,616)

Net Assets | 100.0%		$86,824,286

The accompanying notes are an integral part of these financial statements.

32  Annual Report

Description	Shares	Fair Value

Lazard US Small-Mid Cap Equity Portfolio

Common Stocks | 97.7%

Air Freight & Logistics | 0.7%
Echo Global Logistics, Inc. (a)	63,913	$1,601,021

Airlines | 1.5%
Alaska Air Group, Inc.	38,050	3,376,176

Auto Components | 2.7%
Fox Factory Holding Corp. (a)	101,143	2,806,718
Modine Manufacturing Co. (a)	210,585	3,137,717
		5,944,435
Banks | 8.6%
Comerica, Inc.	54,195	3,691,221
Home Bancshares, Inc.	130,325	3,619,125
PacWest Bancorp	52,161	2,839,645
Signature Bank (a)	20,935	3,144,437
TCF Financial Corp.	115,000	2,252,850
Webster Financial Corp.	63,245	3,432,939
		18,980,217
Biotechnology | 2.1%
Cellectis SA ADR (a)	81,715	1,385,069
United Therapeutics Corp. (a)	22,535	3,232,195
		4,617,264
Building Products | 3.3%
Continental Building Products, Inc. (a)	100,630	2,324,553
Owens Corning	46,955	2,421,000
PGT Innovations, Inc. (a)	214,520	2,456,254
		7,201,807
Capital Markets | 1.2%
Morningstar, Inc.	35,455	2,608,070

Chemicals | 4.7%
Calgon Carbon Corp.	50,760	862,920
Ingevity Corp. (a)	62,050	3,404,063
Innospec, Inc.	41,480	2,841,380
Valvoline, Inc.	146,470	3,149,105
		10,257,468
Commercial Services & Supplies | 1.0%
Deluxe Corp.	30,585	2,190,192

Communications Equipment | 0.7%
Ciena Corp. (a)	61,395	1,498,652
Description	Shares	Fair Value

Containers & Packaging | 2.8%
Crown Holdings, Inc. (a)	62,360	$3,278,265
Graphic Packaging Holding Co.	235,125	2,934,360
		6,212,625
Electric Utilities | 1.5%
PNM Resources, Inc.	96,955	3,325,556

Electrical Equipment | 3.8%
Atkore International Group, Inc.	113,600	2,716,176
Generac Holdings, Inc. (a)	61,470	2,504,288
Regal-Beloit Corp.	45,880	3,177,190
		8,397,654
Electronic Equipment, Instruments & Components | 2.1%
FLIR Systems, Inc.	82,105	2,971,380
Littelfuse, Inc.	10,720	1,626,974
		4,598,354
Energy Equipment & Services | 2.3%
Newpark Resources, Inc. (a)	229,600	1,722,000
Oceaneering International, Inc.	118,850	3,352,758
		5,074,758
Equity Real Estate Investment Trusts (REITs) | 9.2%
American Campus Communities, Inc.	73,025	3,634,454
DCT Industrial Trust, Inc.	78,973	3,781,227
Extra Space Storage, Inc.	34,130	2,636,201
Kilroy Realty Corp.	49,370	3,614,872
Tanger Factory Outlet Centers, Inc.	88,335	3,160,626
UDR, Inc.	93,545	3,412,522
		20,239,902
Food & Staples Retailing | 1.3%
Sprouts Farmers Market, Inc. (a)	147,055	2,782,281

Health Care Equipment & Supplies | 2.3%
DENTSPLY SIRONA, Inc.	30,250	1,746,332
STERIS PLC	49,925	3,364,446
		5,110,778
Hotels, Restaurants & Leisure | 1.2%
Bloomin’ Brands, Inc.	147,995	2,668,350

Insurance | 6.4%
Arch Capital Group, Ltd. (a)	43,155	3,723,845
Argo Group International Holdings, Ltd.	57,645	3,798,806
Reinsurance Group of America, Inc.	28,010	3,524,498
Validus Holdings, Ltd.	54,215	2,982,367
		14,029,516

The accompanying notes are an integral part of these financial statements.

Annual Report  33

Description	Shares	Fair Value

Lazard US Small-Mid Cap Equity Portfolio (concluded)

Internet Software & Services | 1.5%
j2 Global, Inc.	41,055	$3,358,299

IT Services | 3.4%
Leidos Holdings, Inc.	64,370	3,291,882
Vantiv, Inc., Class A (a)	70,250	4,188,305
		7,480,187
Leisure Products | 0.6%
Vista Outdoor, Inc. (a)	38,225	1,410,503

Life Sciences Tools & Services | 2.6%
INC Research Holdings, Inc., Class A (a)	51,050	2,685,230
VWR Corp. (a)	118,395	2,963,427
		5,648,657
Machinery | 4.2%
Altra Industrial Motion Corp.	60,364	2,227,432
Tennant Co.	21,710	1,545,752
TriMas Corp. (a)	143,861	3,380,733
Woodward, Inc.	29,695	2,050,440
		9,204,357
Marine | 1.5%
Kirby Corp. (a)	48,415	3,219,597

Media | 1.3%
Scholastic Corp.	58,592	2,782,534

Multi-Utilities | 1.6%
CMS Energy Corp.	85,070	3,540,613

Oil, Gas & Consumable Fuels | 4.4%
Antero Resources Corp. (a)	140,818	3,330,346
Extraction Oil & Gas, Inc.	110,955	2,223,538
HollyFrontier Corp.	54,800	1,795,248
Matador Resources Co. (a)	91,080	2,346,221
		9,695,353
Pharmaceuticals | 1.1%
Catalent, Inc. (a)	92,500	2,493,800

Real Estate Management & Development | 1.0%
Jones Lang LaSalle, Inc.	21,330	2,155,183
Description	Shares	Fair Value

Semiconductors & Semiconductor Equipment | 5.3%
Brooks Automation, Inc.	82,905	$1,415,188
Cypress Semiconductor Corp.	214,535	2,454,281
MACOM Technology Solutions Holdings, Inc. (a)	44,930	2,079,360
Microsemi Corp. (a)	47,645	2,571,401
Versum Materials, Inc. (a)	112,900	3,169,103
		11,689,333
Software | 3.1%
Bottomline Technologies de, Inc. (a)	106,265	2,658,750
BroadSoft, Inc. (a)	42,720	1,762,200
Red Hat, Inc. (a)	33,555	2,338,784
		6,759,734
Specialty Retail | 4.3%
Advance Auto Parts, Inc.	10,520	1,779,143
Chico’s FAS, Inc.	167,480	2,410,037
Foot Locker, Inc.	37,145	2,633,209
Sally Beauty Holdings, Inc. (a)	97,665	2,580,309
		9,402,698
Technology Hardware, Storage & Peripherals | 1.0%
NCR Corp. (a)	53,945	2,188,009

Textiles, Apparel & Luxury Goods | 1.4%
Steven Madden, Ltd. (a)	83,640	2,990,130

Total Common Stocks (Cost $188,331,645)		214,734,063

Description	Principal Amount (000)	Fair Value

Repurchase Agreement | 2.3%
State Street Bank and Trust Co., 0.01%, 01/03/17 (Dated 12/30/16, collateralized by $5,095,000 United States Treasury Note, 2.125%, 01/31/21, with a fair value of $5,201,134) Proceeds of $5,098,006 (Cost $5,098,000)	$ 5,098	$5,098,000

Total Investments | 100.0% (Cost $193,429,645) (b)		$219,832,063

Cash and Other Assets in Excess of Liabilities | 0.0%		93,367

Net Assets | 100.0%		$219,925,430

The accompanying notes are an integral part of these financial statements.

34  Annual Report

Description	Shares	Fair Value

Lazard International Equity Portfolio

Common Stocks | 94.8%

Australia | 3.7%
BHP Billiton PLC	3,804,075	$60,146,461
Caltex Australia, Ltd.	1,801,944	39,561,122
		99,707,583
Belgium | 3.4%
Anheuser-Busch InBev SA/NV	690,737	72,946,672
KBC Group NV	293,282	18,153,681
		91,100,353
Brazil | 1.1%
BB Seguridade Participacoes SA	3,395,500	29,392,682

Canada | 5.8%
Canadian National Railway Co.	495,510	33,347,696
MacDonald Dettwiler & Associates, Ltd.	373,000	18,582,631
National Bank of Canada	1,208,400	49,077,609
Suncor Energy, Inc.	1,635,910	53,488,585
		154,496,521
Denmark | 1.1%
Carlsberg A/S, Class B	338,682	29,228,556

Finland | 2.3%
Sampo Oyj, A Shares	1,393,996	62,335,669

France | 10.3%
Air Liquide SA	410,628	45,585,046
Airbus Group SE	292,986	19,336,664
Capgemini SA	604,682	50,997,439
Cie Generale des Etablissements Michelin	345,767	38,459,236
Valeo SA	1,145,792	65,836,750
Vinci SA	783,144	53,268,804
		273,483,939
Germany | 2.4%
SAP SE	728,483	63,665,874

Ireland | 4.9%
James Hardie Industries PLC	1,848,187	29,264,329
Ryanair Holdings PLC Sponsored ADR (a)	360,949	30,052,614
Shire PLC	1,234,841	69,973,707
		129,290,650
Israel | 1.8%
Teva Pharmaceutical Industries, Ltd. Sponsored ADR	1,335,410	48,408,612
Description	Shares	Fair Value

Italy | 0.8%
Azimut Holding SpA	1,222,428	$20,360,314

Japan | 17.9%
ABC-Mart, Inc.	468,500	26,502,303
Daiwa House Industry Co., Ltd.	2,552,980	69,644,081
Don Quijote Holdings Co., Ltd.	1,636,800	60,467,262
Hoshizaki Corp.	60,800	4,806,276
Isuzu Motors, Ltd.	3,423,000	43,212,688
Japan Tobacco, Inc.	1,064,700	34,979,013
KDDI Corp.	1,408,400	35,559,155
Makita Corp.	577,500	38,631,842
Seven & I Holdings Co., Ltd.	1,125,300	42,824,626
Sony Corp.	2,075,200	57,672,055
Sumitomo Mitsui Financial Group, Inc.	1,240,000	47,008,471
United Arrows, Ltd.	593,700	16,345,401
		477,653,173
Luxembourg | 0.7%
RTL Group SA	239,298	17,539,529

Netherlands | 5.4%
Koninklijke KPN NV	7,335,616	21,722,383
Royal Dutch Shell PLC, A Shares	2,681,741	73,894,584
Wolters Kluwer NV	1,307,193	47,272,950
		142,889,917
Norway | 2.6%
Statoil ASA	1,839,586	33,519,676
Telenor ASA	2,372,049	35,366,301
		68,885,977
Philippines | 0.3%
Alliance Global Group, Inc.	31,976,300	8,220,615

Spain | 0.9%
Red Electrica Corporacion SA	1,325,991	25,003,341

Sweden | 3.5%
Assa Abloy AB, Class B	2,751,641	51,042,926
Swedbank AB, A Shares	1,786,061	43,167,816
		94,210,742
Switzerland | 6.0%
Novartis AG	1,386,468	100,890,974
Wolseley PLC	969,092	59,205,895
		160,096,869
Taiwan | 2.2%
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	2,067,700	59,446,375

The accompanying notes are an integral part of these financial statements.

Annual Report  35

Description	Shares	Fair Value

Lazard International Equity Portfolio (concluded)

Turkey | 0.6%
Turkiye Garanti Bankasi AS	7,581,323	$16,389,789

United Kingdom | 13.7%
British American Tobacco PLC	1,308,767	74,310,360
Diageo PLC	1,146,347	29,657,252
Direct Line Insurance Group PLC	4,137,291	18,763,643
Howden Joinery Group PLC	3,883,705	18,274,480
Informa PLC	3,387,530	28,369,585
Provident Financial PLC	725,051	25,490,793
Prudential PLC	4,300,759	85,783,575
RELX PLC	2,754,126	48,979,641
Unilever PLC	847,984	34,301,057
		363,930,386
United States | 3.4%
Aon PLC	478,175	53,330,858
Signet Jewelers, Ltd.	385,923	36,377,102
		89,707,960
Total Common Stocks (Cost $2,592,930,867)		2,525,445,426
Description	Principal Amount (000)	Fair Value

Repurchase Agreement | 5.8%
State Street Bank and Trust Co., 0.01%, 01/03/17 (Dated 12/30/16, collateralized by $150,765,000 United States Treasury Notes, 2.125% - 3.50%, 05/15/20 - 01/31/21, with a fair value of $156,446,266) Proceeds of $153,374,170 (Cost $153,374,000)	$153,374	$153,374,000

Total Investments | 100.6% (Cost $2,746,304,867) (b)		$2,678,819,426

Liabilities in Excess of Cash and Other Assets | (0.6)%		(14,698,972)

Net Assets | 100.0%		$2,664,120,454

The accompanying notes are an integral part of these financial statements.

36  Annual Report

Description	Shares	Fair Value

Lazard International Equity Select Portfolio

Common Stocks | 94.6%

Australia | 1.8%
BHP Billiton, Ltd.	31,027	$553,831

Belgium | 3.4%
Anheuser-Busch InBev SA/NV	7,820	825,847
KBC Group NV	3,496	216,397
		1,042,244
Brazil | 4.0%
Ambev SA	50,900	251,099
BB Seguridade Participacoes SA	57,700	499,472
Cia de Saneamento Basico do Estado de Sao Paulo	28,100	244,149
Estacio Participacoes SA	45,700	220,743
		1,215,463
Canada | 2.6%
Canadian National Railway Co.	5,900	397,069
Suncor Energy, Inc.	12,100	395,628
		792,697
China | 1.6%
Tencent Holdings, Ltd.	20,300	492,685

Denmark | 1.0%
Carlsberg A/S, Class B	3,469	299,378

Finland | 2.1%
Sampo Oyj, A Shares	14,214	635,611

France | 4.6%
Capgemini SA	3,240	273,254
Valeo SA	10,978	630,791
Vinci SA	7,456	507,151
		1,411,196
Germany | 3.8%
Continental AG	1,635	318,276
GEA Group AG	5,285	211,841
SAP SE	7,041	615,349
		1,145,466
Indonesia | 2.0%
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	20,308	592,181
Description	Shares	Fair Value

Ireland | 3.4%
Ryanair Holdings PLC Sponsored ADR (a)	4,347	$361,931
Shire PLC	11,915	675,178
		1,037,109
Israel | 1.0%
Teva Pharmaceutical Industries, Ltd. Sponsored ADR	8,390	304,137

Italy | 0.7%
Banca Mediolanum SpA	30,326	217,835

Japan | 14.8%
Daiwa House Industry Co., Ltd.	26,500	722,907
FANUC Corp.	1,900	321,291
Japan Tobacco, Inc.	9,600	315,392
KDDI Corp.	13,400	338,322
Makita Corp.	8,600	575,297
Ryohin Keikaku Co., Ltd.	2,400	469,282
Seven & I Holdings Co., Ltd.	9,717	369,792
SoftBank Group Corp.	7,300	481,927
Sony Corp.	12,600	350,168
Sumitomo Mitsui Financial Group, Inc.	14,176	537,413
		4,481,791
Netherlands | 3.3%
Royal Dutch Shell PLC, A Shares	20,103	546,437
Wolters Kluwer NV	12,408	448,719
		995,156
Norway | 2.2%
Statoil ASA	18,679	340,356
Telenor ASA	22,537	336,018
		676,374
Philippines | 0.6%
Alliance Global Group, Inc.	732,000	188,186

Russia | 0.5%
Mobile TeleSystems PJSC Sponsored ADR	17,616	160,482

South Africa | 2.1%
Mr. Price Group, Ltd.	13,990	161,778
Nampak, Ltd.	100,386	134,606
Sanlam, Ltd.	75,769	346,661
		643,045
South Korea | 1.8%
Samsung Electronics Co., Ltd.	375	554,084

The accompanying notes are an integral part of these financial statements.

Annual Report  37

Description	Shares	Fair Value

Lazard International Equity Select Portfolio (concluded)

Spain | 1.2%
Red Electrica Corporacion SA	19,259	$363,154

Sweden | 3.3%
Assa Abloy AB, Class B	31,079	576,515
Swedbank AB, A Shares	17,015	411,241
		987,756
Switzerland | 6.7%
Actelion, Ltd.	1,509	326,755
Cie Financiere Richemont SA	3,240	214,611
Novartis AG	13,773	1,002,238
Wolseley PLC	8,247	503,844
		2,047,448
Taiwan | 4.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	228,341	1,278,718

Thailand | 0.7%
Kasikornbank Public Co. Ltd.	40,700	201,059

Turkey | 1.6%
KOC Holding AS	50,653	198,062
Turkcell Iletisim Hizmetleri AS (a)	105,095	290,398
		488,460
United Kingdom | 15.6%
Ashtead Group PLC	15,536	300,988
Associated British Foods PLC	7,121	240,664
British American Tobacco PLC	13,845	786,104
Description	Shares	Fair Value

Compass Group PLC	28,676	$528,565
Informa PLC	57,216	479,167
London Stock Exchange Group PLC	8,661	311,183
Prudential PLC	45,196	901,486
RELX PLC	20,919	372,026
Unilever PLC	11,888	480,871
Worldpay Group PLC	98,105	325,555
		4,726,409
United States | 4.0%
Accenture PLC, Class A	2,495	292,239
Aon PLC	4,660	519,730
Signet Jewelers, Ltd.	4,377	412,576
		1,224,545
Total Common Stocks (Cost $29,176,375)		28,756,500

Short-Term Investment | 5.2%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.40% (7 day yield) (Cost $1,571,983)	1,571,983	1,571,983

Total Investments | 99.8% (Cost $30,748,358) (b)		$30,328,483

Cash and Other Assets in Excess of Liabilities | 0.2%		62,507

Net Assets | 100.0%		$30,390,990

The accompanying notes are an integral part of these financial statements.

38  Annual Report

Description	Shares	Fair Value

Lazard International Equity Concentrated Portfolio

Common Stocks | 96.5%

Belgium | 5.2%
Anheuser-Busch InBev SA/NV	7,603	$802,930

Brazil | 5.2%
BB Seguridade Participacoes SA	33,186	287,270
Estacio Participacoes SA	107,300	518,289
		805,559
Canada | 9.6%
National Bank of Canada	16,454	668,258
Suncor Energy, Inc.	25,281	826,601
		1,494,859
China | 3.1%
Tencent Holdings, Ltd.	19,900	482,976

France | 15.3%
Airbus Group SE	4,739	312,768
Capgemini SA	6,427	542,038
Valeo SA	16,134	927,053
Vinci SA	8,929	607,343
		2,389,202
Ireland | 6.3%
Shire PLC	17,341	982,648

Japan | 15.6%
ABC-Mart, Inc.	6,743	381,441
Isuzu Motors, Ltd.	32,800	414,074
KDDI Corp.	23,400	590,801
Sony Corp.	21,600	600,287
Sumitomo Mitsui Financial Group, Inc.	11,700	443,548
		2,430,151
Netherlands | 3.2%
Wolters Kluwer NV	13,586	491,320
Description	Shares	Fair Value

South Korea | 2.9%
Samsung Electronics Co., Ltd. GDR	612	$455,758

Taiwan | 5.0%
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	27,234	782,977

Turkey | 2.0%
Turkiye Garanti Bankasi AS	144,322	312,005

United Kingdom | 17.1%
British American Tobacco PLC	8,281	470,186
Howden Joinery Group PLC	65,832	309,768
Provident Financial PLC	13,383	470,509
Prudential PLC	38,996	777,820
The Weir Group PLC	27,647	640,551
		2,668,834
United States | 6.0%
Aon PLC	3,709	413,665
Signet Jewelers, Ltd.	5,541	522,294
		935,959
Total Common Stocks (Cost $14,752,107)		15,035,178

Short-Term Investment | 3.7%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.40% (7 day yield) (Cost $579,407)	579,407	579,407

Total Investments | 100.2% (Cost $15,331,514) (b)		$15,614,585

Liabilities in Excess of Cash and Other Assets | (0.2)%		(27,655)

Net Assets | 100.0%		$15,586,930

The accompanying notes are an integral part of these financial statements.

Annual Report  39

Description	Shares	Fair Value

Lazard International Strategic Equity Portfolio

Common Stocks | 97.7%

Australia | 4.0%
Amcor, Ltd.	9,510,159	$102,443,032
Caltex Australia, Ltd.	5,825,943	127,906,771
carsales.com, Ltd.	5,292,858	43,276,888
		273,626,691
Belgium | 2.5%
Anheuser-Busch InBev SA/NV	1,590,913	168,011,572

Canada | 4.4%
Alimentation Couche-Tard, Inc., Class B	2,237,166	101,440,186
National Bank of Canada	1,895,100	76,967,045
Suncor Energy, Inc.	3,773,818	123,390,765
		301,797,996
China | 2.0%
China Resources Beer Holdings Co., Ltd. (a)	14,617,333	28,878,566
Tencent Holdings, Ltd.	4,453,100	108,077,519
		136,956,085
Denmark | 2.5%
Carlsberg A/S, Class B	2,011,018	173,552,633

Finland | 4.4%
Sampo Oyj, A Shares	6,725,021	300,724,450

France | 8.2%
Faurecia	1,606,065	62,244,279
Iliad SA	453,946	87,194,866
Television Francaise 1	7,822,862	77,807,133
Valeo SA	3,311,724	190,290,336
Vivendi SA	7,463,110	141,780,762
		559,317,376
Germany | 2.6%
Fresenius SE & Co. KGaA	1,294,297	101,102,926
Symrise AG	1,255,725	76,378,528
		177,481,454
Indonesia | 0.4%
PT Media Nusantara Citra Tbk	200,714,700	26,044,411
Description	Shares	Fair Value

Ireland | 6.9%
Bank of Ireland (a)	266,165,231	$65,459,047
James Hardie Industries PLC	4,747,884	75,178,346
Kerry Group PLC, Class A	1,510,935	108,043,376
Shire PLC	3,884,885	220,141,544
		468,822,313
Italy | 0.5%
Azimut Holding SpA	2,124,202	35,379,933

Japan | 16.1%
AEON Financial Service Co., Ltd.	8,708,400	154,036,875
Asics Corp.	5,624,550	112,114,034
Daiwa House Industry Co., Ltd.	7,736,100	211,037,131
Don Quijote Holdings Co., Ltd.	6,367,200	235,219,423
FANUC Corp.	747,600	126,419,652
Hoshizaki Corp.	618,900	48,924,416
Makita Corp.	1,648,900	110,303,107
Shimano, Inc.	636,600	99,642,601
		1,097,697,239
Mexico | 0.7%
Grupo Financiero Banorte SAB de CV, Class O	9,024,603	44,448,988

Netherlands | 1.4%
Wolters Kluwer NV	2,601,539	94,081,305

New Zealand | 1.0%
Z Energy, Ltd.	13,972,790	70,532,755

Norway | 4.3%
Statoil ASA	9,619,450	175,279,028
Telenor ASA	7,874,690	117,408,475
		292,687,503
Philippines | 1.9%
Alliance Global Group, Inc.	225,380,200	57,941,782
GT Capital Holdings, Inc.	2,741,180	70,015,892
		127,957,674
Singapore | 1.0%
DBS Group Holdings, Ltd.	5,816,900	69,399,941

South Africa | 1.4%
Nampak, Ltd.	15,425,427	20,683,725
Netcare, Ltd.	32,166,779	74,503,401
		95,187,126

The accompanying notes are an integral part of these financial statements.

40  Annual Report

Description	Shares	Fair Value

Lazard International Strategic Equity Portfolio (concluded)

Sweden | 3.2%
Assa Abloy AB, Class B	7,011,462	$130,062,584
Swedbank AB, A Shares	3,690,530	89,197,468
		219,260,052
Switzerland | 2.4%
Actelion, Ltd.	343,435	74,366,510
Cie Financiere Richemont SA	1,313,289	86,989,437
		161,355,947
Taiwan | 2.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	23,876,000	133,706,489

Thailand | 0.5%
Kasikornbank Public Co. Ltd.	7,017,350	34,665,899

Turkey | 1.3%
Turkcell Iletisim Hizmetleri AS (a)	12,224,891	33,779,766
Turkiye Garanti Bankasi AS	24,199,430	52,315,876
		86,095,642
United Kingdom | 18.7%
Ashtead Group PLC	2,629,882	50,950,287
Associated British Foods PLC	2,982,945	100,812,773
British American Tobacco PLC	3,958,251	224,745,167
Compass Group PLC	7,863,041	144,934,076
ConvaTec Group PLC	14,965,302	43,138,727
Description	Shares	Fair Value

Diageo PLC	5,617,618	$145,333,927
Informa PLC	21,937,508	183,720,293
Merlin Entertainments PLC	13,520,592	74,708,534
Prudential PLC	10,960,075	218,611,276
Worldpay Group PLC	25,011,459	82,947,853
		1,269,902,913
United States | 3.4%
Accenture PLC, Class A	631,160	73,927,771
Aon PLC	970,780	108,271,093
Signet Jewelers, Ltd.	492,788	46,450,197
		228,649,061
Total Common Stocks (Cost $6,641,684,645)		6,647,343,448

Short-Term Investment | 1.8%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.40% (7 day yield) (Cost $123,102,451)	123,102,451	123,102,451

Total Investments | 99.5% (Cost $6,764,787,096) (b)		$6,770,445,899

Cash and Other Assets in Excess of Liabilities | 0.5%		31,211,356

Net Assets | 100.0%		$6,801,657,255

The accompanying notes are an integral part of these financial statements.

Annual Report  41

Description	Shares	Fair Value

Lazard International Equity Advantage Portfolio

Common Stocks | 100.1%

Australia | 7.7%
Aristocrat Leisure, Ltd.	1,460	$16,290
BlueScope Steel, Ltd.	1,041	6,927
Cochlear, Ltd.	269	23,747
Computershare, Ltd.	1,437	12,918
CSL, Ltd.	559	40,382
Fortescue Metals Group, Ltd.	1,423	6,009
Harvey Norman Holdings, Ltd.	2,634	9,761
JB Hi-Fi, Ltd.	523	10,559
Magellan Financial Group, Ltd.	444	7,588
Mineral Resources, Ltd.	431	3,750
Newcrest Mining, Ltd.	913	12,873
Whitehaven Coal, Ltd. (a)	3,808	7,147
		157,951
Austria | 0.4%
Erste Group Bank AG	243	7,117

Belgium | 0.2%
Ontex Group NV	138	4,103

Denmark | 1.5%
Novo Nordisk A/S, Class B	552	19,828
Vestas Wind Systems A/S	182	11,828
		31,656
Faeroe Islands | 0.2%
Bakkafrost P/F	119	4,724

Finland | 1.0%
Kone Oyj, Class B	440	19,712

France | 10.4%
Airbus Group SE	127	8,382
AXA SA	1,450	36,589
BNP Paribas SA	553	35,227
CNP Assurances	314	5,816
Elis SA	204	3,637
Faurecia	431	16,704
Hermes International	26	10,662
Orange SA	1,171	17,771
Peugeot SA (a)	1,091	17,786
Rubis SCA	28	2,308
Societe Generale SA	584	28,669
Description	Shares	Fair Value

TOTAL SA	21	$1,072
Ubisoft Entertainment SA (a)	118	4,198
Unibail-Rodamco SE REIT	16	3,819
Valeo SA	390	22,409
		215,049
Germany | 7.7%
Allianz SE	64	10,579
BASF SE	299	27,885
Bayer AG	163	17,005
Continental AG	72	14,016
Deutsche Post AG	115	3,776
Infineon Technologies AG	733	12,704
MTU Aero Engines AG	58	6,692
Muenchener Rueckversicherungs AG	91	17,211
Rheinmetall AG	54	3,628
SAP SE	200	17,479
Siemens AG	128	15,734
Uniper SE (a)	640	8,782
United Internet AG	85	3,309
		158,800
Hong Kong | 3.8%
CK Hutchison Holdings, Ltd.	500	5,645
Jardine Matheson Holdings, Ltd.	300	16,549
The Wharf Holdings, Ltd.	3,000	19,715
WH Group, Ltd.	31,000	24,959
Wheelock & Co., Ltd.	1,000	5,613
Xinyi Glass Holdings, Ltd.	8,000	6,508
		78,989
Ireland | 1.4%
AerCap Holdings NV (a)	322	13,398
Experian PLC	692	13,395
Smurfit Kappa Group PLC	110	2,548
		29,341
Italy | 0.7%
Assicurazioni Generali SpA	291	4,322
Enel SpA	1,510	6,645
Poste Italiane SpA	634	4,206
		15,173
Japan | 24.6%
Asahi Glass Co., Ltd.	1,000	6,794
Astellas Pharma, Inc.	900	12,475
Central Japan Railway Co. ADR	945	15,526
Daito Trust Construction Co., Ltd.	200	30,038
Daiwa House Industry Co., Ltd.	600	16,368
Foster Electric Co., Ltd.	200	3,775
Fuji Heavy Industries, Ltd.	100	4,068

The accompanying notes are an integral part of these financial statements.

42  Annual Report

Description	Shares	Fair Value

Lazard International Equity Advantage Portfolio (continued)

Fujitsu, Ltd.	1,000	$5,539
Haseko Corp.	600	6,073
Hitachi High-Technologies Corp.	300	12,075
Idemitsu Kosan Co., Ltd.	200	5,302
ITOCHU Corp.	200	2,651
JTEKT Corp.	600	9,566
Kakaku.com, Inc.	500	8,267
Kanamoto Co., Ltd.	300	7,931
KDDI Corp.	1,500	37,872
Mebuki Financial Group, Inc.	1,200	4,434
Mitsubishi Chemical Holdings Corp.	3,100	19,976
Mitsubishi Electric Corp.	3,600	50,046
Mitsubishi UFJ Financial Group, Inc.	7,300	44,880
Mitsui Chemicals, Inc.	2,000	8,960
Nichirei Corp.	400	8,277
Nippon Light Metal Holdings Co., Ltd.	3,800	8,000
Nippon Telegraph & Telephone Corp.	400	16,814
Nissan Motor Co., Ltd.	3,900	39,127
ORIX Corp.	1,500	23,239
Sumitomo Mitsui Financial Group, Inc.	1,300	49,283
Teijin, Ltd.	500	10,111
Tokyu Fudosan Holdings Corp.	700	4,124
Unitika, Ltd. (a)	5,000	3,574
West Japan Railway Co.	300	18,384
West Japan Railway Co. ADR	203	12,501
		506,050
Jersey | 0.2%
Centamin PLC	2,219	3,746

Netherlands | 2.7%
ASML Holding NV	43	4,818
Heineken Holding NV	58	4,033
Koninklijke Ahold Delhaize NV	267	5,620
Koninklijke Vopak NV	84	3,962
NN Group NV	554	18,760
Royal Dutch Shell PLC, A Shares	672	18,517
		55,710
Norway | 1.3%
Aker BP ASA	598	10,690
DNB ASA	467	6,945
Salmar ASA	164	4,900
Yara International ASA	103	4,056
		26,591
Description	Shares	Fair Value

Portugal | 1.2%
Galp Energia SGPS SA	802	$11,922
Jeronimo Martins SGPS SA	753	11,680
		23,602
Singapore | 1.2%
CapitaLand, Ltd.	2,400	4,985
Singapore Exchange, Ltd.	1,300	6,425
United Overseas Bank, Ltd.	900	12,630
		24,040
Spain | 4.1%
Amadeus IT Group SA	150	6,814
Banco Bilbao Vizcaya Argentaria SA	1,739	11,732
Banco Santander SA	7,988	41,699
CaixaBank SA	3,921	12,953
Industria de Diseno Textil SA	357	12,183
		85,381
Sweden | 2.0%
Boliden AB	292	7,607
Bonava AB, B Shares (a)	206	3,188
Electrolux AB, Series B	919	22,818
Intrum Justitia AB	201	6,781
		40,394
Switzerland | 9.5%
Actelion, Ltd.	90	19,488
Geberit AG	14	5,612
Logitech International SA	452	11,274
Nestle SA	600	43,042
Partners Group Holding AG	56	26,246
Roche Holding AG	292	66,699
Swiss Life Holding AG	29	8,208
Wolseley PLC	239	14,602
		195,171
United Kingdom | 17.6%
Admiral Group PLC	481	10,786
Bellway PLC	178	5,416
BP PLC	2,436	15,136
British American Tobacco PLC	600	34,067
BT Group PLC	8,578	38,844
Centrica PLC	6,771	19,508
Compass Group PLC	679	12,516
Debenhams PLC	2,767	1,952
Direct Line Insurance Group PLC	613	2,780
GlaxoSmithKline PLC	1,625	31,033
Hargreaves Lansdown PLC	608	9,076
HSBC Holdings PLC	1,275	10,309

The accompanying notes are an integral part of these financial statements.

Annual Report  43

Description	Shares	Fair Value

Lazard International Equity Advantage Portfolio (concluded)

IG Group Holdings PLC	379	$2,304
Imperial Brands PLC	199	8,657
International Consolidated Airlines Group SA	768	4,144
Petrofac, Ltd.	333	3,559
Phoenix Group Holdings	476	4,307
Reckitt Benckiser Group PLC	474	40,069
Rentokil Initial PLC	1,894	5,181
Rightmove PLC	167	8,026
Sky PLC	1,007	12,251
SSE PLC	2,305	44,063
Subsea 7 SA (a)	1,032	13,045
Taylor Wimpey PLC	1,999	3,754
Unilever NV	454	18,659
William Hill PLC	1,156	4,120
		363,562
Description	Shares	Fair Value

United States | 0.7%
International Game Technology PLC	574	$14,649

Total Common Stocks (Cost $2,065,741)		2,061,511

Short-Term Investment | 2.2%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.40% (7 day yield) (Cost $46,381)	46,381	46,381

Total Investments | 102.3% (Cost $2,112,122) (b)		$2,107,892

Liabilities in Excess of Cash and Other Assets | (2.3)%		(46,408)

Net Assets | 100.0%		$2,061,484

The accompanying notes are an integral part of these financial statements.

44  Annual Report

Description	Shares	Fair Value

Lazard International Small Cap Equity Portfolio

Common Stocks | 97.5%

Australia | 3.5%
carsales.com, Ltd.	110,224	$901,243
MYOB Group, Ltd.	360,025	946,770
Pact Group Holdings, Ltd.	210,446	1,022,593
		2,870,606
Belgium | 1.5%
Kinepolis Group NV	26,895	1,203,055

Canada | 7.2%
Alaris Royalty Corp.	37,900	676,055
Altus Group, Ltd.	46,365	1,069,125
ECN Capital Corp.	102,201	251,192
Element Fleet Management Corp.	78,501	728,501
Exchange Income Corp.	25,600	796,038
Intertape Polymer Group, Inc.	56,600	1,061,474
Sandvine Corp.	241,977	506,428
The Descartes Systems Group, Inc. (a)	38,900	829,484
		5,918,297
Cyprus | 1.2%
Aroundtown Property Holdings PLC	210,262	945,821

Denmark | 2.0%
Dfds AS	17,282	788,017
Nets A/S	48,547	849,249
		1,637,266
Germany | 8.2%
AURELIUS Equity Opportunities SE & Co. KGaA	18,123	1,057,100
CompuGroup Medical SE	24,861	1,019,126
CTS Eventim AG & Co. KGaA	23,320	733,622
Duerr AG	15,587	1,250,619
Grand City Properties SA	55,854	1,014,414
Norma Group SE	18,170	774,298
PATRIZIA Immobilien AG (a)	51,850	858,834
		6,708,013
India | 0.8%
Indiabulls Housing Finance, Ltd.	69,884	664,055

Ireland | 2.7%
Cairn Homes PLC (a)	591,888	840,986
Greencore Group PLC	441,998	1,343,809
		2,184,795
Description	Shares	Fair Value

Italy | 3.1%
Azimut Holding SpA	41,157	$685,496
Cerved Information Solutions SpA	112,728	934,154
EI Towers SpA (a)	17,426	938,878
		2,558,528
Japan | 26.5%
ABC-Mart, Inc.	14,500	820,242
Ai Holdings Corp.	40,460	803,340
Ain Holdings, Inc.	17,700	1,169,926
Anicom Holdings, Inc.	39,900	827,943
Ariake Japan Co., Ltd.	17,800	949,078
Broadleaf Co., Ltd.	153,500	826,180
Daikyonishikawa Corp.	64,400	824,200
Dip Corp.	43,900	906,581
Financial Products Group Co., Ltd.	126,237	1,092,023
Iriso Electronics Co., Ltd.	17,391	994,019
Jafco Co., Ltd.	36,200	1,184,071
MISUMI Group, Inc.	68,500	1,124,202
Nissei ASB Machine Co., Ltd.	62,900	1,267,616
Rinnai Corp.	8,700	700,834
Sanwa Holdings Corp.	91,400	869,998
Sawai Pharmaceutical Co., Ltd.	13,600	729,078
Seria Co., Ltd.	15,700	1,068,617
Skylark Co., Ltd.	82,100	1,083,677
TechnoPro Holdings, Inc.	29,100	930,032
Temp Holdings Co., Ltd.	55,700	862,011
Toridoll Holdings Corp.	32,900	708,155
USS Co., Ltd.	58,800	934,785
Zenkoku Hosho Co., Ltd.	29,142	935,159
		21,611,767
Luxembourg | 1.2%
Stabilus SA (a)	17,817	956,287

Mexico | 1.4%
Nemak SAB de CV	619,000	554,810
Unifin Financiera SAB de CV SOFOM ENR	247,460	613,587
		1,168,397
Netherlands | 2.1%
Aalberts Industries NV	30,323	982,717
Intertrust NV	39,605	696,429
		1,679,146
New Zealand | 1.1%
Z Energy, Ltd.	180,889	913,103

Norway | 1.2%
Europris ASA	228,015	974,410

The accompanying notes are an integral part of these financial statements.

Annual Report  45

Description	Shares	Fair Value

Lazard International Small Cap Equity Portfolio (concluded)

Portugal | 1.0%

NOS SGPS SA	135,124	$801,765

Singapore | 1.0%
XP Power, Ltd.	37,295	798,557

Spain | 0.9%
Euskaltel SA (a)	82,309	729,262

Sweden | 6.9%
Alimak Group AB	75,271	1,067,325
Granges AB	86,988	820,791
Indutrade AB	46,162	925,349
Inwido AB	96,203	997,666
Lifco AB, B Shares	34,106	871,291
Loomis AB, B Shares	32,791	974,845
		5,657,267
Switzerland | 1.4%
Kardex AG	12,007	1,123,114

Taiwan | 3.3%
Cleanaway Co., Ltd.	116,000	591,847
Primax Electronics, Ltd.	460,000	625,411
Sporton International, Inc.	150,470	795,595
Zeng Hsing Industrial Co., Ltd.	138,000	686,447
		2,699,300
United Arab Emirates | 1.1%
NMC Health PLC	47,521	902,396

United Kingdom | 16.5%
Ascential PLC	245,110	815,404
Auto Trader Group PLC	199,679	1,005,406
Clinigen Healthcare, Ltd.	136,178	1,188,033
Description	Shares	Fair Value

Dignity PLC	26,478	$805,303
EMIS Group PLC	54,340	645,979
Equiniti Group PLC	375,940	904,224
Hunting PLC	102,562	790,604
IG Group Holdings PLC	87,242	530,340
John Wood Group PLC	71,046	764,958
Polypipe Group PLC	259,639	1,034,934
Rentokil Initial PLC	347,747	951,282
Rightmove PLC	20,692	994,441
RPC Group PLC	108,204	1,415,595
Savills PLC	104,147	896,816
Workspace Group PLC REIT	71,596	696,401
		13,439,720
United States | 1.7%
Core Laboratories NV	5,800	696,232
Samsonite International SA	236,100	671,701
		1,367,933
Total Common Stocks (Cost $76,622,905)		79,512,860

Short-Term Investment | 2.8%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.40% (7 day yield) (Cost $2,313,614)	2,313,614	2,313,614

Total Investments | 100.3% (Cost $78,936,519) (b)		$81,826,474

Liabilities in Excess of Cash and Other Assets | (0.3)%		(254,261)
Net Assets | 100.0%		$81,572,213

The accompanying notes are an integral part of these financial statements.

46  Annual Report

Description	Shares	Fair Value

Lazard Global Equity Select Portfolio

Common Stocks | 94.5%

Belgium | 2.2%
Anheuser-Busch InBev SA/NV	6,623	$699,435

Canada | 1.6%
Canadian National Railway Co.	7,575	509,796

China | 1.3%
Tencent Holdings, Ltd.	17,420	422,787

Denmark | 1.9%
Carlsberg A/S, Class B	4,014	346,412
Novo Nordisk A/S, Class B	6,817	244,863
		591,275
Finland | 1.9%
Sampo Oyj, A Shares	13,271	593,443

Germany | 2.8%
Continental AG	2,267	441,304
Symrise AG	7,485	455,270
		896,574
Hong Kong | 0.9%
AIA Group, Ltd.	53,345	298,533

India | 0.5%
Indiabulls Housing Finance, Ltd. GDR	15,743	150,361

Ireland | 2.0%
Shire PLC	11,230	636,361

Japan | 5.5%
AEON Financial Service Co., Ltd.	19,725	348,902
Daiwa House Industry Co., Ltd.	20,385	556,093
Recruit Holdings Co., Ltd.	10,120	405,254
Ryohin Keikaku Co., Ltd.	2,160	422,354
		1,732,603
Netherlands | 2.6%
NXP Semiconductors NV (a)	3,090	302,851
Wolters Kluwer NV	14,723	532,438
		835,289
South Africa | 0.7%
Sanlam, Ltd.	47,006	215,063
Description	Shares	Fair Value

Sweden | 1.8%
Assa Abloy AB, Class B	31,350	$581,542

Switzerland | 1.1%
Actelion, Ltd.	1,559	337,582

Taiwan | 1.2%
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	13,375	384,531

United Kingdom | 9.4%
Ashtead Group PLC	18,302	354,576
British American Tobacco PLC	5,552	315,236
Compass Group PLC	23,154	426,782
ConvaTec Group PLC	51,562	148,632
Diageo PLC	17,566	454,451
Prudential PLC	18,866	376,304
RELX NV	36,834	619,161
Unilever PLC	6,680	270,207
		2,965,349
United States | 57.1%
Accenture PLC, Class A	5,295	620,203
Alphabet, Inc., Class A (a)	1,057	837,620
Alphabet, Inc., Class C (a)	621	479,300
Aon PLC	4,330	482,925
Apple, Inc.	7,552	874,673
Applied Materials, Inc.	16,815	542,620
AutoZone, Inc. (a)	574	453,339
Bank of America Corp.	21,380	472,498
Cisco Systems, Inc.	17,355	524,468
Comerica, Inc.	4,705	320,458
CVS Health Corp.	3,145	248,172
Eaton Corp. PLC	5,065	339,811
eBay, Inc. (a)	5,390	160,029
EOG Resources, Inc.	3,005	303,805
Fidelity National Information Services, Inc.	5,335	403,539
Honeywell International, Inc.	4,583	530,940
Intercontinental Exchange, Inc.	9,680	546,146
Johnson Controls International PLC	10,745	442,586
Kellogg Co.	3,255	239,926
Manitowoc Foodservice, Inc. (a)	15,335	296,426
Mead Johnson Nutrition Co.	3,035	214,757
Microsoft Corp.	13,890	863,125
Molson Coors Brewing Co., Class B	4,909	477,695
Monsanto Co.	3,140	330,359
Quintiles IMS Holdings, Inc. (a)	5,630	428,161
Reynolds American, Inc.	5,645	316,346

The accompanying notes are an integral part of these financial statements.

Annual Report  47

Description	Shares	Fair Value

Lazard Global Equity Select Portfolio (concluded)

Rockwell Automation, Inc.	3,985	$535,584
S&P Global, Inc.	3,780	406,501
Schlumberger, Ltd.	9,841	826,152
Snap-on, Inc.	1,955	334,833
The Charles Schwab Corp.	11,875	468,706
The Coca-Cola Co.	10,910	452,329
The Procter & Gamble Co.	5,440	457,395
Thermo Fisher Scientific, Inc.	3,060	431,766
United Technologies Corp.	5,964	653,774
Vantiv, Inc., Class A (a)	8,010	477,556
Visa, Inc., Class A	7,288	568,610
Zoetis, Inc.	14,192	759,698
		18,122,831
Total Common Stocks (Cost $28,395,907)		29,973,355
Description	Shares	Fair Value

Short-Term Investment | 5.1%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.40% (7 day yield) (Cost $1,625,735)	1,625,735	$1,625,735

Total Investments | 99.6% (Cost $30,021,642) (b)		$31,599,090

Cash and Other Assets in Excess of Liabilities | 0.4%		112,799

Net Assets | 100.0%		$31,711,889

The accompanying notes are an integral part of these financial statements.

48  Annual Report

Description	Shares	Fair Value

Lazard Global Strategic Equity Portfolio

Common Stocks | 96.6%

Australia | 1.5%
Caltex Australia, Ltd.	13,922	$305,653

Belgium | 1.7%
Anheuser-Busch InBev SA/NV	3,116	329,072

Denmark | 1.6%
Carlsberg A/S, Class B	3,792	327,253

Finland | 2.2%
Sampo Oyj, A Shares	9,580	428,391

France | 3.0%
Faurecia	5,181	200,794
Iliad SA	767	147,327
Vivendi SA	13,025	247,443
		595,564
Greece | 1.2%
OPAP SA	26,977	238,539

Indonesia | 0.5%
PT Media Nusantara Citra Tbk	789,200	102,405

Ireland | 2.3%
Shire PLC	8,208	465,116

Israel | 1.3%
Israel Discount Bank, Ltd., Class A (a)	126,686	262,997

Japan | 5.4%
Ain Holdings, Inc.	2,900	191,683
Asics Corp.	11,900	237,202
Daiwa House Industry Co., Ltd.	15,400	420,105
Don Quijote Holdings Co., Ltd.	6,400	236,431
		1,085,421
New Zealand | 1.7%
Trade Me Group, Ltd.	47,122	163,615
Z Energy, Ltd.	35,447	178,931
		342,546
Norway | 0.9%
Europris ASA	40,769	174,224
Description	Shares	Fair Value

Philippines | 0.8%
Alliance Global Group, Inc.	599,800	$154,199

South Africa | 3.5%
Nampak, Ltd.	127,888	171,483
Netcare, Ltd.	85,819	198,771
Pioneer Foods Group, Ltd.	9,887	110,807
Sanlam, Ltd.	47,784	218,623
		699,684
Switzerland | 1.1%
Actelion, Ltd.	982	212,640

Taiwan | 2.0%
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	13,728	394,680

Turkey | 0.6%
Turkiye Garanti Bankasi AS	59,013	127,578

United Kingdom | 7.6%
British American Tobacco PLC	6,673	378,886
Informa PLC	55,979	468,808
Merlin Entertainments PLC	34,335	189,719
Prudential PLC	11,968	238,715
Worldpay Group PLC	68,809	228,198
		1,504,326
United States | 57.7%
Accenture PLC, Class A	2,554	299,150
Activision Blizzard, Inc.	5,894	212,832
Advance Auto Parts, Inc.	2,501	422,969
Alphabet, Inc., Class A (a)	1,302	1,031,770
Aon PLC	4,015	447,793
Bank of America Corp.	13,600	300,560
Cabot Oil & Gas Corp.	6,900	161,184
Celgene Corp. (a)	2,852	330,119
Cisco Systems, Inc.	6,249	188,845
Comerica, Inc.	4,500	306,495
eBay, Inc. (a)	8,790	260,975
EOG Resources, Inc.	3,296	333,226
Fidelity National Information Services, Inc.	3,108	235,089
Halliburton Co.	3,229	174,657
International Flavors & Fragrances, Inc.	1,668	196,540
Kellogg Co.	2,417	178,157
Manitowoc Foodservice, Inc. (a)	16,748	323,739
Microsoft Corp.	13,324	827,953
Molson Coors Brewing Co., Class B	7,079	688,857
Morningstar, Inc.	2,980	219,209

The accompanying notes are an integral part of these financial statements.

Annual Report  49

Description	Shares	Fair Value

Lazard Global Strategic Equity Portfolio (concluded)

Nielsen Holdings PLC	9,807	$411,404
Quintiles IMS Holdings, Inc. (a)	3,212	244,273
Reynolds American, Inc.	9,044	506,826
Rockwell Automation, Inc.	1,343	180,499
Snap-on, Inc.	1,245	213,231
The Charles Schwab Corp.	8,847	349,191
The Procter & Gamble Co.	4,668	392,485
Union Pacific Corp.	3,352	347,535
Valvoline, Inc.	8,500	182,750
Vertex Pharmaceuticals, Inc. (a)	2,176	160,306
Visa, Inc., Class A	5,755	449,005
Walgreens Boots Alliance, Inc.	3,709	306,957
Wells Fargo & Co.	5,400	297,594
Zoetis, Inc.	5,967	319,414
		11,501,589
Total Common Stocks (Cost $18,572,272)		19,251,877
Description	Shares	Fair Value

Short-Term Investment | 3.3%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.40% (7 day yield) (Cost $660,251)	660,251	$660,251

Total Investments | 99.9% (Cost $19,232,523) (b)		$19,912,128

Cash and Other Assets in Excess of Liabilities | 0.1%		17,955

Net Assets | 100.0%		$19,930,083

The accompanying notes are an integral part of these financial statements.

50  Annual Report

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio

Common Stocks | 101.3%

Australia | 5.4%
AGL Energy, Ltd.	439	$6,985
Aristocrat Leisure, Ltd.	576	6,427
Cochlear, Ltd.	88	7,769
CSL, Ltd.	464	33,519
Goodman Group REIT	1,179	6,083
Harvey Norman Holdings, Ltd.	2,391	8,861
Investa Office Fund REIT	2,242	7,647
JB Hi-Fi, Ltd.	488	9,852
Newcrest Mining, Ltd.	949	13,380
Resolute Mining, Ltd.	7,347	6,597
Sandfire Resources NL	1,574	6,390
Saracen Mineral Holdings, Ltd. (a)	7,533	5,196
Telstra Corp., Ltd.	3,406	12,518
The GPT Group REIT	2,300	8,340
		139,564
Belgium | 0.3%
Telenet Group Holding NV (a)	131	7,268

Canada | 7.7%
Alimentation Couche-Tard, Inc., Class B	191	8,661
BCE, Inc.	497	21,481
Canadian Imperial Bank of Commerce	517	42,187
Canadian National Railway Co.	103	6,932
CI Financial Corp.	784	16,858
Colliers International Group, Inc.	165	6,082
Constellation Software, Inc.	15	6,816
Corus Entertainment, Inc., B Shares	555	5,208
Dollarama, Inc.	120	8,793
Intact Financial Corp.	75	5,368
Inter Pipeline, Ltd.	310	6,843
Magna International, Inc.	159	6,904
Metro, Inc.	648	19,382
Pembina Pipeline Corp.	364	11,376
Quebecor, Inc., Class B	281	7,811
Saputo, Inc.	382	13,517
Transcontinental, Inc., Class A	376	6,214
		200,433
Description	Shares	Fair Value

Denmark | 1.4%
Danske Bank A/S	214	$6,491
Jyske Bank A/S	328	15,608
Novo Nordisk A/S, Class B	171	6,142
Vestas Wind Systems A/S	122	7,929
		36,170
Finland | 0.4%
Orion Oyj, Class B	252	11,216

Germany | 1.8%
Deutsche Lufthansa AG	814	10,518
Infineon Technologies AG	378	6,551
MTU Aero Engines AG	169	19,498
Muenchener Rueckversicherungs AG	50	9,457
		46,024
Hong Kong | 4.3%
CLP Holdings, Ltd.	2,500	22,843
Jardine Matheson Holdings, Ltd.	500	27,581
Link Real Estate Investment Trust	2,500	16,144
The Wharf Holdings, Ltd.	3,000	19,715
Wheelock & Co., Ltd.	2,000	11,227
Xinyi Glass Holdings, Ltd.	10,000	8,135
Yue Yuen Industrial Holdings, Ltd.	2,000	7,239
		112,884
Ireland | 0.4%
Ryanair Holdings PLC Sponsored ADR (a)	111	9,242

Israel | 1.2%
Bank Hapoalim BM	1,485	8,815
Israel Discount Bank, Ltd., Class A (a)	3,874	8,042
Nice, Ltd.	87	5,968
Orbotech, Ltd. (a)	273	9,121
		31,946
Italy | 0.3%
Recordati SpA	295	8,356

Japan | 7.4%
Amano Corp.	300	5,260
Asahi Glass Co., Ltd.	1,000	6,794
Astellas Pharma, Inc.	900	12,475
Azbil Corp.	300	8,424
Daito Trust Construction Co., Ltd.	200	30,038
Daiwa House Industry Co., Ltd.	500	13,640
Heiwa Corp.	400	9,151
Japan Airlines Co., Ltd.	200	5,836

The accompanying notes are an integral part of these financial statements.

Annual Report  51

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio (continued)

Kaken Pharmaceutical Co., Ltd.	100	$5,295
KDDI Corp.	500	12,624
Kuraray Co., Ltd.	1,100	16,460
Mitsui Chemicals, Inc.	1,000	4,480
Morinaga & Co., Ltd.	200	8,318
Nichirei Corp.	400	8,277
Nippon Telegraph & Telephone Corp.	100	4,204
Oji Holdings Corp.	2,000	8,130
Rengo Co., Ltd.	1,000	5,435
Sumitomo Osaka Cement Co., Ltd.	2,000	7,520
Teijin, Ltd.	300	6,066
Toray Industries, Inc.	1,000	8,082
West Japan Railway Co.	100	6,128
		192,637
Malta | 0.4%
Kindred Group PLC	1,183	11,093

Netherlands | 0.9%
Koninklijke Vopak NV	167	7,878
NN Group NV	448	15,171
		23,049
New Zealand | 0.3%
Fletcher Building, Ltd.	1,175	8,631

Norway | 1.0%
Aker BP ASA	718	12,836
Leroy Seafood Group ASA	123	6,847
Telenor ASA	466	6,948
		26,631
Portugal | 0.3%
Galp Energia SGPS SA	575	8,547

Singapore | 1.1%
CapitaLand Commercial Trust REIT	7,900	8,029
SATS, Ltd.	2,100	7,016
Singapore Airlines, Ltd.	2,200	14,653
		29,698
Spain | 0.4%
CaixaBank SA	2,091	6,908
Corporacion Financiera Alba SA	60	2,707
		9,615
Description	Shares	Fair Value

Sweden | 0.5%
Axfood AB	438	$6,877
Electrolux AB, Series B	265	6,580
		13,457
Switzerland | 2.6%
Actelion, Ltd.	47	10,177
Partners Group Holding AG	33	15,466
Roche Holding AG	149	34,035
Swiss Life Holding AG	25	7,075
		66,753
United Kingdom | 6.1%
Admiral Group PLC	309	6,929
Bellway PLC	232	7,059
BT Group PLC	4,143	18,761
Centrica PLC	4,247	12,236
Cineworld Group PLC	407	2,827
Compass Group PLC	1,114	20,534
GlaxoSmithKline PLC	746	14,246
Halma PLC	485	5,346
Hargreaves Lansdown PLC	322	4,807
National Grid PLC	643	7,520
Phoenix Group Holdings	836	7,564
Provident Financial PLC	199	6,996
RELX PLC	360	6,402
Rentokil Initial PLC	4,779	13,073
Subsea 7 SA (a)	574	7,256
William Hill PLC	1,767	6,298
Wm Morrison Supermarkets PLC	3,781	10,741
		158,595
United States | 57.1%
3M Co.	215	38,393
Accenture PLC, Class A	230	26,940
Aetna, Inc.	42	5,208
Akamai Technologies, Inc. (a)	99	6,601
Alphabet, Inc., Class A (a)	8	6,340
Amdocs, Ltd.	144	8,388
American Electric Power Co., Inc.	608	38,280
American Express Co.	93	6,889
Amgen, Inc.	39	5,702
Aon PLC	141	15,726
AT&T, Inc.	1,011	42,998
Automatic Data Processing, Inc.	165	16,959
Baker Hughes, Inc.	123	7,991
Baxter International, Inc.	454	20,130
C.R. Bard, Inc.	80	17,973

The accompanying notes are an integral part of these financial statements.

52  Annual Report

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio (continued)

Cardinal Health, Inc.	98	$7,053
Carnival Corp.	326	16,972
Carnival PLC	126	6,384
CBOE Holdings, Inc.	245	18,103
Church & Dwight Co., Inc.	169	7,468
Cirrus Logic, Inc. (a)	108	6,106
Citrix Systems, Inc. (a)	80	7,145
Colgate-Palmolive Co.	105	6,871
Darden Restaurants, Inc.	331	24,070
Dr Pepper Snapple Group, Inc.	175	15,867
DTE Energy Co.	86	8,472
Everest Re Group, Ltd.	163	35,273
Exelon Corp.	406	14,409
F5 Networks, Inc. (a)	79	11,433
FactSet Research Systems, Inc.	127	20,756
FedEx Corp.	44	8,193
Fifth Third Bancorp	374	10,087
Fiserv, Inc. (a)	130	13,816
Foot Locker, Inc.	117	8,294
General Mills, Inc.	482	29,773
Genpact, Ltd. (a)	245	5,963
GoDaddy, Inc., Class A (a)	182	6,361
Great Plains Energy, Inc.	860	23,521
Hasbro, Inc.	116	9,024
HCA Holdings, Inc. (a)	87	6,440
IDEXX Laboratories, Inc. (a)	102	11,962
Intel Corp.	250	9,068
Intuit, Inc.	158	18,108
Johnson & Johnson	328	37,789
Kimberly-Clark Corp.	197	22,482
Lear Corp.	56	7,413
Lowe’s Cos., Inc.	72	5,121
Marsh & McLennan Cos., Inc.	284	19,196
MasterCard, Inc., Class A	111	11,461
MetLife, Inc.	250	13,472
Mettler-Toledo International, Inc. (a)	29	12,138
MKS Instruments, Inc.	132	7,841
Motorola Solutions, Inc.	78	6,465
MSCI, Inc.	129	10,163
NIKE, Inc., Class B	303	15,401
Nordstrom, Inc.	193	9,250
Description	Shares	Fair Value

Northrop Grumman Corp.	40	$9,303
O’Reilly Automotive, Inc. (a)	68	18,932
Omnicom Group, Inc.	257	21,873
Paychex, Inc.	294	17,899
PepsiCo, Inc.	353	36,934
Pinnacle West Capital Corp.	134	10,456
Pool Corp.	193	20,138
Primerica, Inc.	76	5,255
Public Service Enterprise Group, Inc.	627	27,513
Quest Diagnostics, Inc.	127	11,671
Quintiles IMS Holdings, Inc. (a)	82	6,236
Regions Financial Corp.	473	6,792
Republic Services, Inc.	351	20,025
Rockwell Collins, Inc.	174	16,140
Ross Stores, Inc.	335	21,976
S&P Global, Inc.	169	18,174
Sanderson Farms, Inc.	75	7,068
Skyworks Solutions, Inc.	90	6,719
Spirit AeroSystems Holdings, Inc., Class A	183	10,678
Starbucks Corp.	285	15,823
Sysco Corp.	743	41,140
Texas Instruments, Inc.	111	8,100
The Clorox Co.	67	8,041
The Estee Lauder Cos., Inc., Class A	70	5,354
The Kroger Co.	846	29,195
The Procter & Gamble Co.	77	6,474
The Sherwin-Williams Co.	24	6,450
The Southern Co.	737	36,253
The TJX Cos., Inc.	300	22,539
Time Warner, Inc.	174	16,796
Tyson Foods, Inc., Class A	393	24,240
UnitedHealth Group, Inc.	105	16,804
Unum Group	328	14,409
Verizon Communications, Inc.	765	40,836
Wal-Mart Stores, Inc.	263	18,179
Waste Management, Inc.	283	20,068
Waters Corp. (a)	96	12,901
WellCare Health Plans, Inc. (a)	57	7,814
Xcel Energy, Inc.	751	30,566
		1,485,466
Total Common Stocks (Cost $2,531,015)		2,637,275

The accompanying notes are an integral part of these financial statements.

Annual Report  53

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio (concluded)

Short-Term Investment | 0.5%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.40% (7 day yield) (Cost $13,007)	13,007	$13,007
Description	Fair Value

Total Investments | 101.8% (Cost $2,544,022) (b)	$2,650,282

Liabilities in Excess of Cash and Other Assets | (1.8)%	(47,396)

Net Assets | 100.0%	$2,602,886

The accompanying notes are an integral part of these financial statements.

54  Annual Report

The Lazard Funds, Inc. Notes to Portfolios of Investments December 31, 2016

(a)	Non-income producing security.

(b)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

US Equity Concentrated	$1,208,371,273	$87,322,601	$4,457,313	$82,865,288
US Strategic Equity	78,332,813	9,230,312	458,223	8,772,089
US Small-Mid Cap Equity	194,558,449	29,993,789	4,720,175	25,273,614
International Equity	2,751,170,226	89,424,519	161,775,319	(72,350,800)
International Equity Select	31,593,814	1,360,243	2,625,574	(1,265,331)
International Equity Concentrated	15,517,271	700,348	603,034	97,314
International Strategic Equity	6,791,724,170	396,005,336	417,283,607	(21,278,271)
International Equity Advantage	2,119,228	97,901	109,237	(11,336)
International Small Cap Equity	79,902,091	6,263,846	4,339,463	1,924,383
Global Equity Select	30,056,331	2,335,067	792,308	1,542,759
Global Strategic Equity	19,263,247	1,438,718	789,837	648,881
Managed Equity Volatility	2,547,306	186,594	83,618	102,976

Security Abbreviations:

ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt
PJSC	—	Public Joint Stock Company
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Annual Report  55

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry*	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Equity Concentrated Portfolio	Lazard International Strategic Equity Portfolio	Lazard International Equity Advantage Portfolio

Aerospace & Defense	1.4%	—%	2.0%	—%	0.7%
Air Freight & Logistics	—	—	—	—	0.2
Airlines	1.1	1.2	—	—	0.2
Auto Components	3.9	3.1	5.9	3.7	2.9
Automobiles	1.6	—	2.7	—	3.0
Banks	6.5	4.5	9.1	6.4	12.9
Beverages	5.0	4.5	5.2	7.6	0.2
Biotechnology	2.6	3.3	6.3	4.3	2.9
Building Products	1.9	1.9	—	1.9	0.6
Capital Markets	0.8	1.0	—	0.5	2.5
Chemicals	1.7	—	—	1.1	3.4
Commercial Services & Suppliers	—	—	—	—	0.8
Communications Equipment	—	—	—	—	—
Construction & Engineering	2.0	1.7	3.9	—	—
Construction Materials	1.1	—	—	1.1	—
Consumer Finance	1.0	—	3.0	2.3	—
Containers & Packaging	—	0.4	—	1.8	0.1
Distributors	—	—	—	—	—
Diversified Consumer Services	—	0.7	3.3	—	—
Diversified Financial Services	—	0.7	—	1.0	1.1
Diversified Telecommunication Services	2.2	3.1	—	3.0	3.6
Electric Utilities	0.9	1.2	—	—	2.5
Electrical Equipment	—	—	—	—	3.0
Electronic Equipment, Instruments & Components	—	—	—	—	0.6
Energy Equipment & Services	—	—	—	—	0.8
Equity Real Estate Investment Trusts (REITs)	—	—	—	—	0.2
Food & Staples Retailing	1.6	1.2	—	1.5	0.8
Food Products	—	0.8	—	3.1	4.2
Gas Utilities	—	—	—	—	0.1
Health Care Equipment & Supplies	—	—	—	0.6	1.2
Health Care Providers & Services	—	—	—	2.6	—
Health Care Technology	—	—	—	—	—
Hotels, Restaurants & Leisure	—	1.7	—	3.2	2.3
Household Durables	2.2	1.2	3.9	—	2.2
Household Products	—	—	—	—	1.9
Independent Power and Renewable Electricity Producers	—	—	—	—	0.4
Industrial Conglomerates	0.3	1.3	—	0.9	2.0
Insurance	9.4	9.6	9.5	9.2	6.0
Internet & Catalog Retail	—	—	—	—	—
Internet Software & Services	—	1.6	3.1	2.2	1.0
IT Services	1.9	2.9	3.5	2.3	1.2
Leisure Products	—	—	—	1.5	—
Life Sciences Tools & Services	—	—	—	—	—
Machinery	1.6	3.7	4.1	4.2	1.4
Marine	—	—	—	—	—
Media	1.7	1.6	—	6.3	0.6
Metals & Mining	2.3	1.8	—	—	2.4

The accompanying notes are an integral part of these financial statements.

56  Annual Report

Lazard International Small Cap Equity Portfolio	Lazard Global Equity Select Portfolio	Lazard Global Strategic Equity Portfolio	Lazard Managed Equity Volatility Portfolio

—%	2.1%	—%	2.1%
—	—	—	0.3
1.0	—	—	1.5
1.7	1.4	1.0	0.9
—	—	—	—
—	2.5	6.5	4.0
—	7.7	6.8	2.0
—	3.1	5.9	1.9
3.6	3.2	—	0.3
5.1	4.5	2.9	4.0
—	2.5	1.9	1.6
3.1	—	—	2.3
0.6	1.6	0.9	0.7
—	—	—	—
—	—	—	0.6
0.7	1.1	—	0.5
4.3	—	0.9	0.2
—	—	—	0.8
1.0	—	—	—
4.8	—	—	0.1
2.0	—	0.7	5.7
—	—	—	6.8
1.0	2.8	0.9	0.3
2.2	—	—	1.1
2.8	2.6	0.9	0.6
0.9	—	—	1.8
1.4	0.8	2.5	5.2
2.8	1.4	1.4	3.8
—	—	—	—
—	0.5	—	2.2
2.2	—	1.0	2.1
2.0	—	—	—
2.2	1.3	2.1	4.1
2.7	—	—	0.5
—	1.4	2.0	2.0
—	—	—	—
—	1.7	0.8	2.5
1.0	6.2	6.7	6.0
—	—	0.8	—
4.7	6.0	6.5	0.7
2.1	6.5	6.1	3.9
—	—	—	0.7
1.5	2.7	1.2	1.2
9.1	2.0	2.7	—
1.0	—	—	—
4.4	—	4.1	2.4
1.0	—	—	1.2

Annual Report  57

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country (concluded):

Industry*	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Equity Concentrated Portfolio	Lazard International Strategic Equity Portfolio	Lazard International Equity Advantage Portfolio

Multiline Retail	2.3%	1.5%	—%	3.5%	0.6%
Multi-Utilities	—	—	—	—	0.9
Oil, Gas & Consumable Fuels	7.5	4.2	5.3	7.3	3.6
Paper & Forest Products	—	—	—	—	—
Personal Products	1.3	1.6	—	—	1.1
Pharmaceuticals	5.6	4.3	—	—	7.1
Professional Services	3.6	2.7	3.2	1.4	0.6
Real Estate Management & Development	2.6	2.4	—	3.1	3.9
Road & Rail	1.3	1.3	—	—	2.3
Semiconductors & Semiconductor Equipment	2.2	4.2	5.0	2.0	0.9
Software	2.4	2.0	—	—	1.1
Specialty Retail	3.0	1.9	5.8	0.7	1.1
Technology Hardware, Storage & Peripherals	—	1.8	2.9	—	0.5
Textiles, Apparel & Luxury Goods	—	0.7	—	2.9	0.7
Thrifts & Mortgage Finance	—	—	—	—	—
Tobacco	4.1	3.6	3.0	3.3	2.1
Trading Companies & Distributors	2.9	2.7	2.0	0.7	1.9
Transportation Infrastructure	—	—	—	—	—
Water Utilities	—	0.8	—	—	—
Wireless Telecommunication Services	1.3	4.2	3.8	0.5	1.8
Subtotal	94.8	94.6	96.5	97.7	100.1
Repurchase Agreement	5.8	—	—	—	—
Short-Term Investments	—	5.2	3.7	1.8	2.2
Total Investments	100.6%	99.8%	100.2%	99.5%	102.3%

*	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

58  Annual Report

Lazard International Small Cap Equity Portfolio	Lazard Global Equity Select Portfolio	Lazard Global Strategic Equity Portfolio	Lazard Managed Equity Volatility Portfolio

2.5%	1.3%	2.1%	1.0%
—	—	—	2.4
1.1	1.0	4.9	1.8
—	—	—	0.3
—	0.8	—	0.2
0.9	3.2	1.6	5.0
4.0	4.9	2.1	0.2
5.9	1.7	2.1	3.1
—	1.6	1.7	0.5
—	3.9	2.0	1.7
3.2	2.7	5.2	1.5
2.1	1.4	2.1	3.3
0.8	2.8	—	—
0.8	—	1.2	0.9
0.8	0.5	—	—
—	2.0	4.4	—
2.5	1.1	—	—
—	—	—	0.3
—	—	—	—
—	—	—	0.5
97.5	94.5	96.6	101.3
—	—	—	—
2.8	5.1	3.3	0.5
100.3%	99.6%	99.9%	101.8%

Annual Report  59

The Lazard Funds, Inc. Statements of Assets and Liabilities

December 31, 2016	Lazard US Equity Concentrated Portfolio	Lazard US Strategic Equity Portfolio

ASSETS
Investments in securities, at fair value	$1,291,236,561	$87,104,902
Cash	—	—
Foreign currency, at fair value	—	—
Receivables for:
Dividends	631,778	52,358
Capital stock sold	9,658,503	55,459
Investments sold	37,724,385	—
Amount due from custodian (Note 3)	425	—
Deferred offering costs (Note 2(g))	6,440	—
Total assets	1,339,258,092	87,212,719

LIABILITIES
Payables for:
Management fees	795,624	33,834
Accrued distribution fees	23,724	300
Accrued professional services	29,073	26,403
Accrued custodian fees	27,148	10,086
Accrued administration fees	71,238	17,537
Capital stock redeemed	2,106,199	292,430
Investments purchased	—	—
Other accrued expenses and payables	69,333	7,843
Total liabilities	3,122,339	388,433
Net assets	$1,336,135,753	$86,824,286

NET ASSETS
Paid in capital	$1,257,734,837	$75,939,696
Undistributed (distributions in excess of) net investment income (loss)	7,157	423,346
Accumulated net realized gain (loss)	(5,255,606)	1,352,187
Net unrealized appreciation (depreciation) on:
Investments	83,649,365	9,109,057
Foreign currency translations	—	—
Net assets	$1,336,135,753	$86,824,286

Institutional Shares
Net assets	$1,230,376,752	$72,151,420
Shares of capital stock outstanding*	86,904,349	6,202,475
Net asset value, offering and redemption price per share	$14.16	$11.63

Open Shares
Net assets	$105,618,973	$1,375,581
Shares of capital stock outstanding*	7,411,857	117,822
Net asset value, offering and redemption price per share	$14.25	$11.68

R6 Shares
Net assets	$140,028	$13,297,285
Shares of capital stock outstanding*	9,872	1,143,030
Net asset value, offering and redemption price per share	$14.18	$11.63

Cost of investments in securities	$1,207,587,196	$77,995,845
Cost of foreign currency	$—	$—

*	$0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

60  Annual Report

Lazard US Small-Mid Cap Equity Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Equity Concentrated Portfolio

$219,832,063	$2,678,819,426	$30,328,483	$15,614,585
359	699	—	—
—	303,999	131,413	18,760

222,932	2,431,641	42,350	14,737
495,179	7,000,433	447,847	—
55,331	2,438,218	169,051	49
86,687	341,419	—	—
—	—	—	—
220,692,551	2,691,335,835	31,119,144	15,648,131

139,548	1,677,217	2,134	637
6,425	226,098	444	25
26,632	32,826	27,261	27,232
12,493	88,081	15,805	9,088
22,955	104,000	14,079	8,547
550,771	22,883,563	171,869	—
—	1,964,096	490,432	11,326
8,297	239,500	6,130	4,346
767,121	27,215,381	728,154	61,201
$219,925,430	$2,664,120,454	$30,390,990	$15,586,930

$190,571,131	$2,798,023,163	$33,851,441	$17,683,730
263,682	12,983,412	336,642	(14,748)
2,688,199	(79,347,787)	(3,374,119)	(2,364,813)

26,402,418	(67,485,441)	(419,875)	283,071
—	(52,893)	(3,099)	(310)
$219,925,430	$2,664,120,454	$30,390,990	$15,586,930

$189,592,971	$1,511,515,550	$28,299,142	$15,472,827
13,078,287	93,319,210	3,271,065	1,811,118
$14.50	$16.20	$8.65	$8.54

$30,332,459	$1,073,485,826	$2,091,848	$114,103
2,217,138	65,536,029	241,443	13,327
$13.68	$16.38	$8.66	$8.56

—	$79,119,078	—	—
—	4,890,072	—	—
—	$16.18	—	—
$193,429,645	$2,746,304,867	$30,748,358	$15,331,514
$—	$303,046	$131,684	$18,806

Annual Report  61

December 31, 2016	Lazard International Strategic Equity Portfolio	Lazard International Equity Advantage Portfolio

ASSETS
Investments in securities, at fair value	$6,770,445,899	$2,107,892
Foreign currency, at fair value	140	160
Receivables for:
Investments sold	28,539,215	—
Capital stock sold	20,555,067	—
Dividends	12,607,542	2,026
Amount due from Investment Manager (Note 3)	—	770
Amount due from custodian (Note 3)	53,626	—
Total assets	6,832,201,489	2,110,848

LIABILITIES
Due to custodian	—	—
Payables for:
Management fees	4,383,464	—
Accrued distribution fees	346,697	19
Accrued custodian fees	284,863	10,422
Accrued administration fees	218,049	7,720
Accrued professional services	42,561	27,202
Capital stock redeemed	23,192,556	—
Investments purchased	1,788,387	—
Other accrued expenses and payables	287,657	4,001
Total liabilities	30,544,234	49,364
Net assets	$6,801,657,255	$2,061,484

NET ASSETS
Paid in capital	$7,248,022,203	$2,260,967
Undistributed (distributions in excess of) net investment income (loss)	(850,287)	(1,289)
Accumulated net realized gain (loss)	(450,652,670)	(193,913)
Net unrealized appreciation (depreciation) on:
Investments	5,658,803	(4,230)
Foreign currency translations	(520,794)	(51)
Net assets	$6,801,657,255	$2,061,484

Institutional Shares
Net assets	$5,114,356,954	$1,968,633
Shares of capital stock outstanding*	410,970,431	221,034
Net asset value, offering and redemption price per share	$12.44	$8.91

Open Shares
Net assets	$1,591,016,076	$92,851
Shares of capital stock outstanding*	126,809,001	10,425
Net asset value, offering and redemption price per share	$12.55	$8.91

R6 Shares
Net assets	$96,284,225	—
Shares of capital stock outstanding*	7,730,925	—
Net asset value, offering and redemption price per share	$12.45	—
Cost of investments in securities	$6,764,787,096	$2,112,122
Cost of foreign currency	$207	$160

*	$0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

62  Annual Report

Lazard International Small Cap Equity Portfolio	Lazard Global Equity Select Portfolio	Lazard Global Strategic Equity Portfolio	Lazard Managed Equity Volatility Portfolio

$81,826,474	$31,599,090	$19,912,128	$2,650,282
23,670	1,799	31	1,505

—	—	57,830	—
64,483	149,572	—	—
168,836	24,964	13,138	3,933
42,318	—	—	2,383
94,332	—	—	—
82,220,113	31,775,425	19,983,127	2,658,103

6,807	—	—	—

—	2,888	1,841	—
9,783	109	24	36
109,968	10,132	10,106	13,659
16,882	14,136	8,782	7,714
27,380	27,264	27,242	27,204
469,282	3,952	—	2,591
150	3	—	—
7,648	5,052	5,049	4,013
647,900	63,536	53,044	55,217
$81,572,213	$31,711,889	$19,930,083	$2,602,886

$134,887,934	$30,850,960	$19,659,277	$2,571,409
(332,173)	(24,815)	(43,294)	(3,799)
(55,866,711)	(690,807)	(365,328)	(70,971)

2,889,955	1,577,448	679,605	106,260
(6,792)	(897)	(177)	(13)
$81,572,213	$31,711,889	$19,930,083	$2,602,886

$37,049,025	$31,196,651	$19,815,821	$2,430,720
3,668,073	2,962,172	2,065,337	243,326
$10.10	$10.53	$9.59	$9.99

$44,523,188	$515,238	$114,262	$172,166
4,385,394	48,903	11,910	17,240
$10.15	$10.54	$9.59	$9.99

—	—	—	—
—	—	—	—
—	—	—	—
$78,936,519	$30,021,642	$19,232,523	$2,544,022
$23,823	$1,788	$31	$1,494

Annual Report  63

The Lazard Funds, Inc. Statements of Operations

For the Year Ended December 31, 2016	Lazard US Equity Concentrated Portfolio	Lazard US Strategic Equity Portfolio

Investment Income (Loss)

Income
Dividends*	$12,957,562	$2,017,504

Expenses
Management fees (Note 3)	7,826,115	760,939
Custodian fees	152,712	69,252
Distribution fees (Open Shares)	288,826	3,493
Shareholders’ reports	55,413	6,891
Administration fees	259,004	71,856
Shareholders’ services	53,934	41,947
Directors’ fees and expenses	39,851	9,277
Professional services	61,145	40,237
Registration fees	123,590	38,771
Organization expenses (Note 2(g))	2,388	—
Amortization of offering costs (Note 2(g))	929	—
Other†	31,623	11,112
Total gross expenses	8,895,530	1,053,775
Management fees waived and expenses reimbursed	(4,921)	(234,505)
Administration and shareholders’ services fees waived	(2,041)	—
Reimbursement of custodian fees (Note 3)	(425)	—
Total net expenses	8,888,143	819,270
Net investment income (loss)	4,069,419	1,198,234

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	50,690,101	1,463,194
Foreign currency transactions	—	—
Total net realized gain (loss) on investments and foreign currency transactions	50,690,101	1,463,194
Net change in unrealized appreciation (depreciation) on:
Investments	29,061,533	7,058,895
Foreign currency translations	—	—
Total net change in unrealized appreciation (depreciation) on investments and foreign currency translations	29,061,533	7,058,895
Net realized and unrealized gain (loss) on investments and foreign currency transactions	79,751,634	8,522,089
Net increase (decrease) in net assets resulting from operations	$83,821,053	$9,720,323
* Net of foreign withholding taxes of	$—	$—
† Includes interest on line of credit of	$—	$1,178

The accompanying notes are an integral part of these financial statements.

64   Annual Report

Lazard US Small-Mid Cap Equity Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Equity Concentrated Portfolio

$3,410,103	$36,836,851	$616,541	$409,478

1,513,604	11,998,666	191,609	136,875
80,926	417,148	90,085	58,344
83,768	1,071,323	5,467	335
15,782	96,832	4,275	2,198
90,477	307,077	55,224	53,114
32,481	81,502	27,357	26,017
12,369	44,891	5,856	5,535
42,139	92,127	48,516	39,330
37,283	413,023	32,030	34,265
—	—	—	—
—	1,837	—	—
11,629	44,418	13,728	5,895
1,920,458	14,568,844	474,147	361,908
—	(27,955)	(199,186)	(182,998)
—	—	—	(18,750)
(86,687)	(341,419)	—	—
1,833,771	14,199,470	274,961	160,160
1,576,332	22,637,381	341,580	249,318

4,381,638	(64,483,681)	(1,382,504)	(1,201,146)
—	(658,213)	(5,754)	(1,315)
4,381,638	(65,141,894)	(1,388,258)	(1,202,461)

24,964,850	(58,864,751)	1,012,018	1,612,508
—	(22,369)	(1,172)	(123)

24,964,850	(58,887,120)	1,010,846	1,612,385
29,346,488	(124,029,014)	(377,412)	409,924
$30,922,820	$(101,391,633)	$(35,832)	$659,242
$4,586	$4,194,727	$70,663	$34,927
$—	$—	$19	$—

Annual Report   65

For the Year Ended December 31, 2016	Lazard International Strategic Equity Portfolio	Lazard International Equity Advantage Portfolio

Investment Income (Loss)

Income
Dividends*	$173,760,223	$56,589

Expenses
Management fees (Note 3)	54,954,509	12,359
Distribution fees (Open Shares)	4,603,269	229
Custodian fees	1,735,775	71,739
Administration fees	882,842	50,262
Shareholders’ reports	595,501	2,011
Directors’ fees and expenses	266,025	5,068
Professional services	264,340	39,008
Shareholders’ services	216,186	23,904
Registration fees	210,858	30,197
Amortization of offering costs (Note 2(g))	383	20,526
Other†	158,945	5,710
Total gross expenses	63,888,633	261,013
Management fees waived and expenses reimbursed	(12,436)	(224,867)
Administration fees waived	—	(18,750)
Reimbursement of custodian fees (Note 3)	(53,626)	—
Total net expenses	63,822,571	17,396
Net investment income (loss)	109,937,652	39,193

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investments**	(432,818,420)	(126,559)
Foreign currency transactions and forward currency contracts	(5,627,322)	(219)
Total net realized gain (loss) on investments and foreign currency transactions	(438,445,742)	(126,778)
Net change in unrealized appreciation (depreciation) on:
Investments	(15,327,437)	71,370
Foreign currency translations	(149,978)	(26)
Total net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(15,477,415)	71,344
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(453,923,157)	(55,434)
Net increase (decrease) in net assets resulting from operations	$(343,985,505)	$(16,241)
* Net of foreign withholding taxes of	$20,034,541	$6,743
** Net of foreign capital gains taxes of	$—	$—
† Includes interest on line of credit of	$—	$— (a)

(a) Amount is less than $1.

The accompanying notes are an integral part of these financial statements.

66   Annual Report

Lazard International Small Cap Equity Portfolio	Lazard Global Equity Select Portfolio	Lazard Global Strategic Equity Portfolio	Lazard Managed Equity Volatility Portfolio

$2,151,641	$500,054	$351,017	$65,091

764,409	212,820	160,786	15,181
141,905	931	288	425
94,867	71,411	64,891	81,792
70,499	55,285	53,855	50,388
13,738	3,725	2,027	1,697
8,861	5,831	5,579	5,089
44,696	39,577	42,178	39,022
32,692	26,704	25,719	23,930
35,413	45,110	35,137	31,497
—	—	—	20,526
11,162	6,173	5,916	5,737
1,218,242	467,567	396,376	275,284
—	(182,416)	(169,069)	(237,025)
—	(6,250)	(18,750)	(18,750)
(94,332)	—	—	—
1,123,910	278,901	208,557	19,509
1,027,731	221,153	142,460	45,582

5,958,411	(502,840)	(58,043)	(821)
38,403	(544)	(10,859)	93
5,996,814	(503,384)	(68,902)	(728)

(11,400,183)	992,236	603,478	115,621
3,142	(330)	(73)	—

(11,397,041)	991,906	603,405	115,621
(5,400,227)	488,522	534,503	114,893
$(4,372,496)	$709,675	$676,963	$160,475
$230,222	$25,339	$20,884	$3,298
$2,493	$—	$—	$—
$2,277	$10	$47	$10

Annual Report   67

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard US Equity Concentrated Portfolio		Lazard US Strategic Equity Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,069,419	$1,887,231	$1,198,234	$1,052,843
Net realized gain (loss) on investments and foreign currency transactions	50,690,101	30,074,234	1,463,194	11,091,133
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	29,061,533	5,395,535	7,058,895	(18,663,214)
Net increase (decrease) in net assets resulting from operations	83,821,053	37,357,000	9,720,323	(6,519,238)
Distributions to shareholders
From net investment income
Institutional Shares	(3,975,998)	(1,883,815)	(580,867)	(948,959)
Open Shares	(77,422)	(3,488)	(7,216)	(7,796)
R6 Shares	(271)	—	(107,962)	(108,054)
From net realized gains
Institutional Shares	(53,706,434)	(23,437,763)	(2,332,102)	(7,489,067)
Open Shares	(4,859,175)	(3,760,711)	(38,995)	(99,273)
R6 Shares	(5,549)	—	(304,611)	(801,859)
Net decrease in net assets resulting from distributions	(62,624,849)	(29,085,777)	(3,371,753)	(9,455,008)
Capital stock transactions
Net proceeds from sales
Institutional Shares	648,051,424	423,064,259	10,159,922	25,689,676
Open Shares	113,049,439	121,735,683	261,466	472,441
R6 Shares	142,746	—	14,880,273	2,204,020
Net proceeds from reinvestment of distributions Institutional Shares	50,279,095	20,824,339	2,894,127	8,349,974
Open Shares	4,847,186	3,751,514	42,191	99,593
R6 Shares	5,820	—	412,573	909,913
Cost of shares redeemed
Institutional Shares	(201,827,230)	(67,265,283)	(56,068,764)	(29,493,938)
Open Shares	(129,731,839)	(19,370,112)	(529,777)	(5,668,683)
R6 Shares	(3,292)	—	(15,717,221)	(4,177,254)
Net increase (decrease) in net assets from capital stock transactions	484,813,349	482,740,400	(43,665,210)	(1,614,258)
Redemption fees (Note 2(i))
Institutional Shares	5,164	12,106	50	807
Open Shares	6,929	4,689	—	—
R6 Shares	—	—	2,728	16
Net increase in net assets from redemption fees	12,093	16,795	2,778	823
Total increase (decrease) in net assets	506,021,646	491,028,418	(37,313,862)	(17,587,681)
Net assets at beginning of period	830,114,107	339,085,689	124,138,148	141,725,829
Net assets at end of period*	$1,336,135,753	$830,114,107	$86,824,286	$124,138,148
*Includes undistributed (distributions in excess of) net investment income (loss) of	$7,157	$(8,199)	$423,346	$—
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	51,761,468	24,685,845	10,051,583	9,645,978
Shares sold	45,788,066	30,399,245	929,872	2,086,312
Shares issued to shareholders from reinvestment of distributions	3,511,078	1,524,476	252,311	770,083
Shares redeemed	(14,156,263)	(4,848,098)	(5,031,291)	(2,450,790)
Net increase (decrease)	35,142,881	27,075,623	(3,849,108)	405,605
Shares outstanding at end of period	86,904,349	51,761,468	6,202,475	10,051,583
Open Shares
Shares outstanding at beginning of period	8,216,877	593,582	139,487	547,671
Shares sold	7,944,326	8,729,933	23,584	38,844
Shares issued to shareholders from reinvestment of distributions	336,287	273,036	3,675	9,151
Shares redeemed	(9,085,633)	(1,379,674)	(48,924)	(456,179)
Net increase (decrease)	(805,020)	7,623,295	(21,665)	(408,184)
Shares outstanding at end of period	7,411,857	8,216,877	117,822	139,487
R6 Shares†
Shares outstanding at beginning of period	—	—	1,127,410	1,202,892
Shares sold	9,686	—	1,332,054	182,429
Shares issued to shareholders from reinvestment of distributions	408	—	35,909	83,995
Shares redeemed	(222)	—	(1,352,343)	(341,906)
Net increase (decrease)	9,872	—	15,620	(75,482)
Shares outstanding at end of period	9,872	—	1,143,030	1,127,410

†	The inception dates for the R6 Shares were November 15, 2016 and April 1, 2015 for Lazard US Equity Concentrated and Lazard International Equity Portfolios, respectively.

The accompanying notes are an integral part of these financial statements.

68   Annual Report

Lazard US Small-Mid Cap Equity Portfolio		Lazard International Equity Portfolio		Lazard International Equity Select Portfolio
Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015

$1,576,332	$182,743	$22,637,381	$8,980,812	$341,580	$263,455

4,381,638	13,219,228	(65,141,894)	2,871,498	(1,388,258)	(417,276)

24,964,850	(19,823,465)	(58,887,120)	(23,619,729)	1,010,846	(985,276)

30,922,820	(6,421,494)	(101,391,633)	(11,767,419)	(35,832)	(1,139,097)

(1,149,160)	(17,759)	(14,872,435)	(4,038,236)	(271,128)	(245,694)
(115,498)	(3,736)	(2,352,852)	(262,377)	(17,608)	(23,368)
—	—	(737,825)	(355,061)	—	—

(4,257,321)	(11,306,533)	—	—	—	—
(822,383)	(2,473,228)	—	—	—	—
—	—	—	—	—	—
(6,344,362)	(13,801,256)	(17,963,112)	(4,655,674)	(288,736)	(269,062)

23,332,262	53,059,478	1,204,761,178	483,936,279	24,235,519	19,854,119
6,849,779	30,739,628	1,131,071,739	49,294,930	560,888	398,667
—	—	86,088,875	52,923,780	—	—

5,343,272	10,640,543	12,229,814	3,667,632	255,048	228,299
912,339	2,419,535	2,260,647	191,128	15,433	21,191
—	—	737,825	355,061	—	—

(30,998,353)	(34,353,142)	(369,261,739)	(117,130,557)	(14,669,520)	(12,803,474)
(18,104,639)	(7,864,980)	(96,445,823)	(26,768,386)	(622,873)	(1,146,116)
—	—	(53,911,312)	(23,192)	—	—

(12,665,340)	54,641,062	1,917,531,204	446,446,675	9,774,495	6,552,686

460	369	63,133	17,911	—	7
38	528	944	666	—	—
—	—	—	—	—	—
498	897	64,077	18,577	—	7
11,913,616	34,419,209	1,798,240,536	430,042,159	9,449,927	5,144,534
208,011,814	173,592,605	865,879,918	435,837,759	20,941,063	15,796,529
$219,925,430	$208,011,814	$2,664,120,454	$865,879,918	$30,390,990	$20,941,063

$263,682	$95,573	$12,983,412	$8,501,153	$336,642	$288,663

13,311,013	11,226,207	43,106,382	22,354,987	2,131,138	1,379,602
1,743,526	3,608,752	71,824,648	27,180,751	2,779,499	2,111,339

387,630	830,722	734,086	218,572	27,874	26,424
(2,363,882)	(2,354,668)	(22,345,906)	(6,647,928)	(1,667,446)	(1,386,227)
(232,726)	2,084,806	50,212,828	207,561,395	1,139,927	751,536
13,078,287	13,311,013	93,319,210	43,106,382	3,271,065	2,131,138

3,031,413	1,185,030	4,657,031	3,359,468	247,708	329,390
586,680	2,245,827	66,560,474	2,760,725	62,488	43,521

70,763	199,577	137,545	11,283	1,681	2,447
(1,471,718)	(599,021)	(5,819,021)	(1,474,445)	(70,434)	(127,650)
(814,275)	1,846,383	60,878,998	1,297,563	(6,265)	(81,682)
2,217,138	3,031,413	65,536,029	4,657,031	241,443	247,708

		2,893,076	—
		5,181,473	2,873,246

		44,477	21,172
		(3,228,954)	(1,342)
		1,996,996	2,893,076
		4,890,072	2,893,076

Annual Report   69

	Lazard		Lazard
	International Equity Concentrated Portfolio		International Strategic Equity Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$249,318	$148,315	$109,937,652	$69,054,383
Net realized gain (loss) on investments and foreign currency transactions	(1,202,461)	(998,546)	(438,445,742)	4,527,378
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	1,612,385	(1,246,475)	(15,477,415)	(245,074,684)
Net increase (decrease) in net assets resulting from operations	659,242	(2,096,706)	(343,985,505)	(171,492,923)
Distributions to shareholders
From net investment income
Institutional Shares	(234,534)	(181,952)	(81,630,952)	(51,317,972)
Open Shares	(1,274)	(564)	(21,194,078)	(13,859,242)
R6 Shares	—	—	(1,469,761)	(580,506)
From net realized gains
Institutional Shares	—	—	—	(5,058,079)
Open Shares	—	—	—	(1,850,926)
R6 Shares	—	—	—	(74,478)
Net decrease in net assets resulting from distributions	(235,808)	(182,516)	(104,294,791)	(72,741,203)
Capital stock transactions
Net proceeds from sales
Institutional Shares	3,211,678	10,473,927	2,006,165,324	2,239,072,574
Open Shares	245,140	116,368	679,135,635	819,153,545
R6 Shares	—	—	30,965,801	73,470,548
Net proceeds from reinvestment of distributions
Institutional Shares	215,511	161,605	75,605,509	52,056,717
Open Shares	1,274	559	19,612,912	14,709,431
R6 Shares	—	—	1,469,761	654,983
Cost of shares redeemed
Institutional Shares	(2,124,011)	(3,706,741)	(1,560,801,074)	(913,346,577)
Open Shares	(193,637)	(622,131)	(778,981,579)	(563,855,492)
R6 Shares	—	—	(2,475,164)	(73)
Net increase (decrease) in net assets from capital stock transactions	1,355,955	6,423,587	470,697,125	1,721,915,656
Redemption fees (Note 2(i))
Institutional Shares	—	960	13,027	19,798
Open Shares	—	88	8,823	20,689
R6 Shares	—	—	57	—
Net increase in net assets from redemption fees	—	1,048	21,907	40,487
Total increase (decrease) in net assets	1,779,389	4,145,413	22,438,736	1,477,722,017
Net assets at beginning of period	13,807,541	9,662,128	6,779,218,519	5,301,496,502
Net assets at end of period*	$15,586,930	$13,807,541	$6,801,657,255	$6,779,218,519
* Includes undistributed (distributions in excess of) net investment income (loss) of	$(14,748)	$(28,477)	$(850,287)	$(865,823)
(a) The Portfolio commenced operations on May 29, 2015.
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	1,663,050	955,107	369,311,964	271,757,135
Shares sold	371,671	1,092,524	156,620,760	159,545,963
Shares issued to shareholders from reinvestment of distributions	25,215	19,740	6,121,904	3,949,675
Shares redeemed	(248,818)	(404,321)	(121,084,197)	(65,940,809)
Net increase (decrease)	148,068	707,943	41,658,467	97,554,829
Shares outstanding at end of period	1,811,118	1,663,050	410,970,431	369,311,964
Open Shares
Shares outstanding at beginning of period	6,633	58,704	132,713,560	113,872,041
Shares sold	28,536	12,538	52,488,760	57,654,278
Shares issued to shareholders from reinvestment of distributions	148	68	1,575,334	1,106,805
Shares redeemed	(21,990)	(64,677)	(59,968,653)	(39,919,564)
Net increase (decrease)	6,694	(52,071)	(5,904,559)	18,841,519
Shares outstanding at end of period	13,327	6,633	126,809,001	132,713,560
R6 Shares†
Shares outstanding at beginning of period			5,423,697	—
Shares sold			2,381,602	5,374,045
Shares issued to shareholders from reinvestment of distributions			118,913	49,658
Shares redeemed			(193,287)	(6)
Net increase (decrease)			2,307,228	5,423,697
Shares outstanding at end of period			7,730,925	5,423,697

†	The inception date for the R6 Shares was January 19, 2015 for Lazard International Strategic Equity Portfolio.

The accompanying notes are an integral part of these financial statements.

70  Annual Report

Lazard		Lazard		Lazard
International Equity Advantage Portfolio		International Small Cap Equity Portfolio		Global Equity Select Portfolio
Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2016	2015 (a)	2016	2015	2016	2015

$39,193	$8,414	$1,027,731	$725,577	$221,153	$68,886

(126,778)	(65,503)	5,996,814	805,836	(503,384)	(173,193)

71,344	(75,625)	(11,397,041)	5,154,435	991,906	5,044

(16,241)	(132,714)	(4,372,496)	6,685,848	709,675	(99,263)

(41,907)	(23,913)	(1,048,895)	(328,065)	(217,396)	(72,003)
(1,729)	(1,090)	(1,179,813)	(246,359)	(2,104)	(144)
—	—	—	—	—	—

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
(43,636)	(25,003)	(2,228,708)	(574,424)	(219,500)	(72,147)

239,880	1,922,499	16,105,190	14,608,009	17,081,975	11,664,002
15,158	100,000	17,033,388	41,435,527	297,481	100,371
—	—	—	—	—	—

41,907	23,913	1,017,106	326,139	217,396	72,003
1,729	1,090	1,157,576	243,764	2,104	144
—	—	—	—	—	—

(52,500)	—	(28,945,249)	(13,625,461)	(7,216,304)	(3,210,527)
(14,598)	—	(25,799,541)	(7,819,231)	(75,343)	(8,078)
—	—	—	—	—	—

231,576	2,047,502	(19,431,530)	35,168,747	10,307,309	8,617,915

—	—	—	5	1	198
—	—	996	767	—	—
—	—	—	—	—	—
—	—	996	772	1	198
171,699	1,889,785	(26,031,738)	41,280,943	10,797,485	8,446,703
1,889,785	—	107,603,951	66,323,008	20,914,404	12,467,701
$2,061,484	$1,889,785	$81,572,213	$107,603,951	$31,711,889	$20,914,404

$(1,289)	$(14,851)	$(332,173)	$391,633	$(24,815)	$(26,518)

195,042	—	4,752,936	4,628,708	1,996,624	1,188,968
27,098	192,414	1,520,476	1,350,408	1,640,702	1,102,291

4,708	2,628	98,839	32,549	20,606	7,045
(5,814)	—	(2,704,178)	(1,258,729)	(695,760)	(301,680)
25,992	195,042	(1,084,863)	124,228	965,548	807,656
221,034	195,042	3,668,073	4,752,936	2,962,172	1,996,624

10,120	—	5,102,884	1,993,264	28,081	19,499
1,803	10,000	1,633,512	3,823,167	27,605	9,328

194	120	111,443	24,231	199	14
(1,692)	—	(2,462,445)	(737,778)	(6,982)	(760)
305	10,120	(717,490)	3,109,620	20,822	8,582
10,425	10,120	4,385,394	5,102,884	48,903	28,081

Annual Report  71

	Lazard		Lazard
	Global Strategic Equity Portfolio		Managed Equity Volatility Portfolio
	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015 (a)

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$142,460	$58,085	$45,582	$21,248
Net realized gain (loss) on investments and foreign currency transactions	(68,902)	(284,929)	(728)	(64,300)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	603,405	44,812	115,621	(9,374)
Net increase (decrease) in net assets resulting from operations	676,963	(182,032)	160,475	(52,426)
Distributions to shareholders
From net investment income
Institutional Shares	(133,667)	(80,504)	(52,264)	(36,368)
Open Shares	(430)	(643)	(3,182)	(2,687)
Net decrease in net assets resulting from distributions	(134,097)	(81,147)	(55,446)	(39,055)
Capital stock transactions
Net proceeds from sales
Institutional Shares	11,474,782	2,326,919	136,000	2,270,861
Open Shares	15,705	78,200	36,078	188,580
Net proceeds from reinvestment of distributions
Institutional Shares	133,667	80,503	52,264	36,368
Open Shares	430	643	3,182	2,687
Cost of shares redeemed
Institutional Shares	(1,590,553)	(8,244)	(60,203)	(14,000)
Open Shares	(15,138)	(93,404)	(50,836)	(11,643)
Net increase (decrease) in net assets from capital stock transactions	10,018,893	2,384,617	116,485	2,472,853
Total increase (decrease) in net assets	10,561,759	2,121,438	221,514	2,381,372
Net assets at beginning of period	9,368,324	7,246,886	2,381,372	—
Net assets at end of period*	$19,930,083	$9,368,324	$2,602,886	$2,381,372
* Includes undistributed (distributions in excess of) net investment income (loss) of	$(43,294)	$(40,798)	$(3,799)	$(15,354)
(a) The Portfolio commenced operations on May 29, 2015.
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	957,062	715,249	229,926	—
Shares sold	1,261,153	234,185	14,243	227,545
Shares issued to shareholders from reinvestment of distributions	13,961	8,430	5,204	3,840
Shares redeemed	(166,839)	(802)	(6,047)	(1,459)
Net increase (decrease)	1,108,275	241,813	13,400	229,926
Shares outstanding at end of period	2,065,337	957,062	243,326	229,926
Open Shares
Shares outstanding at beginning of period	11,796	13,609	18,287	—
Shares sold	1,598	7,890	3,594	19,199
Shares issued to shareholders from reinvestment of distributions	45	67	317	284
Shares redeemed	(1,529)	(9,770)	(4,958)	(1,196)
Net increase (decrease)	114	(1,813)	(1,047)	18,287
Shares outstanding at end of period	11,910	11,796	17,240	18,287

The accompanying notes are an integral part of these financial statements.

72  Annual Report

The Lazard Funds, Inc. Financial Highlights

LAZARD US EQUITY CONCENTRATED PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12
Institutional Shares
Net asset value, beginning of period	$13.83		$13.41	$12.59	$10.71	$9.24
Income (loss) from investment operations:
Net investment income (loss) (a)	0.06	^	0.05	0.11	0.14	0.20
Net realized and unrealized gain (loss)	0.97		0.88	2.23	3.02	1.37
Total from investment operations	1.03		0.93	2.34	3.16	1.57
Less distributions from:
Net investment income	(0.05)		(0.04)	(0.09)	(0.14)	(0.10)
Net realized gains	(0.65)		(0.47)	(1.43)	(1.14)	—
Total distributions	(0.70)		(0.51)	(1.52)	(1.28)	(0.10)
Redemption fees	—	(b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$14.16		$13.83	$13.41	$12.59	$10.71

Total Return (c)	7.37	%^	7.00%	18.88%	29.59%	16.83%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,230,377		$715,766	$331,074	$228,478	$121,379
Ratios to average net assets:
Net expenses	0.77	%^	0.79%	0.81%	0.85%	0.93%
Gross expenses	0.77%		0.79%	0.81%	0.85%	1.28%
Net investment income (loss)	0.39	%^	0.36%	0.79%	1.16%	1.94%
Portfolio turnover rate	84%		74%	63%	108%	116%

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12
Open Shares
Net asset value, beginning of period	$13.92		$13.50	$12.68	$10.77	$9.30
Income (loss) from investment operations:
Net investment income (loss) (a)	0.02	^	0.01	0.05	0.09	0.15
Net realized and unrealized gain (loss)	0.97		0.88	2.23	3.04	1.39
Total from investment operations	0.99		0.89	2.28	3.13	1.54
Less distributions from:
Net investment income	(0.01)		— (b)	(0.03)	(0.08)	(0.07)
Net realized gains	(0.65)		(0.47)	(1.43)	(1.14)	—
Total distributions	(0.66)		(0.47)	(1.46)	(1.22)	(0.07)
Redemption fees	—	(b)	— (b)	— (b)	—	— (b)
Net asset value, end of period	$14.25		$13.92	$13.50	$12.68	$10.77
Total Return (c)	7.06	%^	6.67%	18.28%	29.21%	16.51%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$105,619		$114,348	$8,011	$2,181	$691
Ratios to average net assets:
Net expenses	1.03	%^	1.07%	1.25%	1.25%	1.19%
Gross expenses	1.03%		1.07%	1.46%	1.87%	4.84%
Net investment income (loss)	0.17	%^	0.08%	0.37%	0.74%	1.51%
Portfolio turnover rate	84%		74%	63%	108%	116%

The accompanying notes are an integral part of these financial statements.

Annual Report  73

	For the Period
Selected data for a share of capital	11/15/16* to
stock outstanding throughout the period	12/31/16
R6 Shares
Net asset value, beginning of period	$14.77
Income (loss) from investment operations:
Net investment income (loss) (a)	—	(b)^
Net realized and unrealized gain (loss)	0.03
Total from investment operations	0.03
Less distributions from:
Net investment income	(0.03)
Net realized gains	(0.59)
Total distributions	(0.62)
Net asset value, end of period	$14.18
Total Return (c)	0.17	%^

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$140
Ratios to average net assets (d):
Net expenses	0.77	%^
Gross expenses	15.38%
Net investment income (loss)	0.19	%^
Portfolio turnover rate	84%

*	The inception date for the R6 Shares was November 15, 2016.
^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the current period. The amount of the reimbursement was on a per share basis at less than $0.005 per share. There was no impact on the total return of the Portfolio. The impact on net expenses and net investment income (loss) ratios of the Portfolio was less than 0.005%.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year except for non-recurring expenses.

The accompanying notes are an integral part of these financial statements.

74  Annual Report

LAZARD US STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Institutional Shares
Net asset value, beginning of period	$10.97	$12.43	$12.49	$10.11	$9.03
Income (loss) from investment operations:
Net investment income (loss) (a)	0.12	0.09	0.14	0.14	0.14
Net realized and unrealized gain (loss)	0.94	(0.69)	1.73	2.72	1.17
Total from investment operations	1.06	(0.60)	1.87	2.86	1.31
Less distributions from:
Net investment income	(0.10)	(0.10)	(0.13)	(0.15)	(0.23)
Net realized gains	(0.30)	(0.76)	(1.80)	(0.33)	—
Total distributions	(0.40)	(0.86)	(1.93)	(0.48)	(0.23)
Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$11.63	$10.97	$12.43	$12.49	$10.11
Total Return (c)	9.70%	–4.75%	15.04%	28.38%	14.56%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$72,151	$110,243	$119,941	$116,323	$75,327
Ratios to average net assets:
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Gross expenses	0.94%	0.90%	0.90%	0.93%	0.99%
Net investment income (loss)	1.08%	0.77%	1.05%	1.21%	1.40%
Portfolio turnover rate	68%	75%	69%	71%	60%

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Open Shares
Net asset value, beginning of period	$11.01	$12.48	$12.53	$10.14	$9.04
Income (loss) from investment operations:
Net investment income (loss) (a)	0.09	0.06	0.10	0.11	0.11
Net realized and unrealized gain (loss)	0.94	(0.71)	1.74	2.73	1.16
Total from investment operations	1.03	(0.65)	1.84	2.84	1.27
Less distributions from:
Net investment income	(0.06)	(0.06)	(0.09)	(0.12)	(0.17)
Net realized gains	(0.30)	(0.76)	(1.80)	(0.33)	—
Total distributions	(0.36)	(0.82)	(1.89)	(0.45)	(0.17)
Net asset value, end of period	$11.68	$11.01	$12.48	$12.53	$10.14
Total Return (c)	9.46%	–5.11%	14.77%	28.04%	14.10%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,376	$1,536	$6,833	$7,650	$8,401
Ratios to average net assets:
Net expenses	1.05%	1.05%	1.05%	1.05%	1.05%
Gross expenses	2.13%	1.51%	1.31%	1.33%	1.37%
Net investment income (loss)	0.80%	0.50%	0.75%	0.95%	1.10%
Portfolio turnover rate	68%	75%	69%	71%	60%

The accompanying notes are an integral part of these financial statements.

Annual Report  75

			For the Period
Selected data for a share of capital	Year Ended		5/19/14* to
stock outstanding throughout each period	12/31/16	12/31/15	12/31/14
R6 Shares
Net asset value, beginning of period	$10.96	$12.43	$12.81
Income (loss) from investment operations:
Net investment income (loss) (a)	0.14	0.10	0.09
Net realized and unrealized gain (loss)	0.93	(0.71)	1.47
Total from investment operations	1.07	(0.61)	1.56
Less distributions from:
Net investment income	(0.10)	(0.10)	(0.14)
Net realized gains	(0.30)	(0.76)	(1.80)
Total distributions	(0.40)	(0.86)	(1.94)
Redemption fees	— (b)	— (b)	— (b)
Net asset value, end of period	$11.63	$10.96	$12.43
Total Return (c)	9.81%	–4.78%	12.23%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$13,297	$12,359	$14,951
Ratios to average net assets (d):
Net expenses	0.74%	0.70%	0.70%
Gross expenses	1.02%	1.00%	1.06%
Net investment income (loss)	1.27%	0.82%	1.14%
Portfolio turnover rate	68%	75%	69%

*	The inception date for the R6 Shares was May 19, 2014.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

76  Annual Report

LAZARD US SMALL- MID CAP EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12
Institutional Shares
Net asset value, beginning of period	$12.86		$14.05	$15.97	$13.29	$11.82
Income (loss) from investment operations:
Net investment income (loss) (a)	0.11	^	0.02	0.03	0.01	0.05
Net realized and unrealized gain (loss)	1.96		(0.34)	1.74	4.70	1.77
Total from investment operations	2.07		(0.32)	1.77	4.71	1.82
Less distributions from:
Net investment income	(0.09)		— (b)	(0.01)	(0.01)	(0.02)
Net realized gains	(0.34)		(0.87)	(3.68)	(2.02)	(0.33)
Total distributions	(0.43)		(0.87)	(3.69)	(2.03)	(0.35)
Redemption fees	—	(b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$14.50		$12.86	$14.05	$15.97	$13.29
Total Return (c)	16.28	%^	–2.14%	11.39%	35.81%	15.45%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$189,593		$171,152	$157,742	$353,565	$289,855
Ratios to average net assets:
Net expenses	0.86	%^	0.91%	0.86%	0.86%	0.88%
Gross expenses	0.90%		0.91%	0.86%	0.86%	0.88%
Net investment income (loss)	0.84	%^	0.13%	0.17%	0.06%	0.41%
Portfolio turnover rate	91%		91%	91%	101%	92%

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12
Open Shares
Net asset value, beginning of period	$12.16		$13.38	$15.41	$12.92	$11.52
Income (loss) from investment operations:
Net investment income (loss) (a)	0.06	^	(0.02)	(0.02)	(0.04)	— (b)
Net realized and unrealized gain (loss)	1.85		(0.33)	1.67	4.56	1.73
Total from investment operations	1.91		(0.35)	1.65	4.52	1.73
Less distributions from:
Net investment income	(0.05)		— (b)	—	(0.01)	—
Net realized gains	(0.34)		(0.87)	(3.68)	(2.02)	(0.33)
Total distributions	(0.39)		(0.87)	(3.68)	(2.03)	(0.33)
Redemption fees	—	(b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$13.68		$12.16	$13.38	$15.41	$12.92
Total Return (c)	15.92	%^	–2.47%	11.01%	35.47%	14.97%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$30,332		$36,860	$15,851	$14,665	$15,984
Ratios to average net assets:
Net expenses	1.16	%^	1.20%	1.20%	1.20%	1.21%
Gross expenses	1.20%		1.20%	1.20%	1.20%	1.21%
Net investment income (loss)	0.51	%^	–0.13%	–0.15%	–0.27%	0.01%
Portfolio turnover rate	91%		91%	91%	101%	92%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the current period. The impact on the net investment income per share amount was $0.01 per share. There was a 0.08% impact on the total return of the Institutional Shares class of the Portfolio. There was a 0.04% impact on the net expenses and net investment income (loss) ratios of the Portfolio.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any.

The accompanying notes are an integral part of these financial statements.

Annual Report  77

LAZARD INTERNATIONAL EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Institutional Shares
Net asset value, beginning of period	$17.08	$16.93	$17.85	$14.78	$12.49
Income (loss) from investment operations:
Net investment income (loss) (a)	0.27 ^	0.27	0.26	0.23	0.25
Net realized and unrealized gain (loss)	(0.98)	—	(1.02)	2.85	2.56
Total from investment operations	(0.71)	0.27	(0.76)	3.08	2.81
Less distributions from:
Net investment income	(0.17)	(0.12)	(0.16)	(0.01)	(0.52)
Total distributions	(0.17)	(0.12)	(0.16)	(0.01)	(0.52)
Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$16.20	$17.08	$16.93	$17.85	$14.78
Total Return (c)	–4.18%^	1.62%	–4.29%	20.84%	22.70%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,511,516	$736,272	$378,488	$185,199	$109,088
Ratios to average net assets:
Net expenses	0.82%^	0.86%	0.90%	0.95%	1.02%
Gross expenses	0.84%	0.87%	0.90%	0.95%	1.02%
Net investment income (loss)	1.62%^	1.50%	1.46%	1.42%	1.85%
Portfolio turnover rate	25%	30%	36%	43%	48%

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Open Shares
Net asset value, beginning of period	$17.23	$17.07	$18.00	$14.94	$12.59
Income (loss) from investment operations:
Net investment income (loss) (a)	0.13 ^	0.23	0.27	0.19	0.21
Net realized and unrealized gain (loss)	(0.90)	—	(1.09)	2.88	2.57
Total from investment operations	(0.77)	0.23	(0.82)	3.07	2.78
Less distributions from:
Net investment income	(0.08)	(0.07)	(0.11)	(0.01)	(0.43)
Total distributions	(0.08)	(0.07)	(0.11)	(0.01)	(0.43)
Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$16.38	$17.23	$17.07	$18.00	$14.94
Total Return (c)	–4.46%^	1.36%	–4.57%	20.55%	22.30%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,073,486	$80,221	$57,350	$42,370	$25,610
Ratios to average net assets:
Net expenses	1.07%^	1.14%	1.17%	1.23%	1.32%
Gross expenses	1.10%	1.14%	1.17%	1.23%	1.32%
Net investment income (loss)	0.80%^	1.29%	1.49%	1.18%	1.49%
Portfolio turnover rate	25%	30%	36%	43%	48%

The accompanying notes are an integral part of these financial statements.

78  Annual Report

		For the Period
Selected data for a share of capital	Year Ended	4/1/15* to
stock outstanding throughout each period	12/31/16	12/31/15
R6 Shares
Net asset value, beginning of period	$17.07	$17.94
Income (loss) from investment operations:
Net investment income (loss) (a)	0.31 ^	0.21
Net realized and unrealized gain (loss)	(1.02)	(0.95)
Total from investment operations	(0.71)	(0.74)
Less distributions from:
Net investment income	(0.18)	(0.13)
Total distributions	(0.18)	(0.13)
Net asset value, end of period	$16.18	$17.07
Total Return (c)	–4.17%^	–4.10%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$79,119	$49,387
Ratios to average net assets (d):
Net expenses	0.80%^	0.80%
Gross expenses	0.86%	0.92%
Net investment income (loss)	1.88%^	1.55%
Portfolio turnover rate	25%	30%

*	The inception date for the R6 Shares was April 1, 2015.
^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the current period. The amount of the reimbursement was on a per share basis at less than $0.005 per share. There was no impact on the total return of the Portfolio. There was a 0.02%, 0.03% and 0.02% impact on the net expenses and net investment income (loss) ratios of the Portfolio’s Institutional, Open and R6 Shares, respectively.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Annual Report  79

LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Institutional Shares
Net asset value, beginning of period	$8.80	$9.24	$9.76	$8.51	$7.18
Income (loss) from investment operations:
Net investment income (loss) (a)	0.12	0.12	0.15	0.12	0.12
Net realized and unrealized gain (loss)	(0.17)	(0.46)	(0.58)	1.15	1.43
Total from investment operations	(0.05)	(0.34)	(0.43)	1.27	1.55
Less distributions from:
Net investment income	(0.10)	(0.10)	(0.11)	(0.02)	(0.22)
Total distributions	(0.10)	(0.10)	(0.11)	(0.02)	(0.22)
Redemption fees	—	— (b)	0.02	— (b)	— (b)
Net asset value, end of period	$8.65	$8.80	$9.24	$9.76	$8.51
Total Return (c)	–0.63%	–3.63%	–4.29%	14.93%	21.59%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$28,299	$18,757	$12,749	$19,212	$7,571
Ratios to average net assets:
Net expenses	1.05%	1.06%	1.15%	1.15%	1.15%
Gross expenses	1.79%	2.13%	2.10%	2.45%	4.17%
Net investment income (loss)	1.36%	1.25%	1.54%	1.33%	1.55%
Portfolio turnover rate	42%	51%	80%	36%	46%

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Open Shares
Net asset value, beginning of period	$8.82	$9.25	$9.79	$8.57	$7.20
Income (loss) from investment operations:
Net investment income (loss) (a)	0.10	0.11	0.11	0.10	0.12
Net realized and unrealized gain (loss)	(0.19)	(0.47)	(0.57)	1.14	1.42
Total from investment operations	(0.09)	(0.36)	(0.46)	1.24	1.54
Less distributions from:
Net investment income	(0.07)	(0.07)	(0.08)	(0.02)	(0.17)
Total distributions	(0.07)	(0.07)	(0.08)	(0.02)	(0.17)
Redemption fees	—	—	— (b)	—	— (b)
Net asset value, end of period	$8.66	$8.82	$9.25	$9.79	$8.57
Total Return (c)	–1.03%	–3.85%	–4.76%	14.48%	21.23%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,092	$2,184	$3,048	$3,444	$2,888
Ratios to average net assets:
Net expenses	1.35%	1.37%	1.45%	1.45%	1.45%
Gross expenses	2.59%	2.75%	2.70%	3.03%	4.77%
Net investment income (loss)	1.13%	1.15%	1.11%	1.08%	1.55%
Portfolio turnover rate	42%	51%	80%	36%	46%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

80  Annual Report

LAZARD INTERNATIONAL EQUITY CONCENTRATED PORTFOLIO

			For the Period
Selected data for a share of capital	Year Ended		8/29/14* to
stock outstanding throughout each period	12/31/16	12/31/15	12/31/14
Institutional Shares
Net asset value, beginning of period	$8.27	$9.53	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.14	0.10	(0.01)
Net realized and unrealized gain (loss)	0.25	(1.25)	(0.45)
Total from investment operations	0.39	(1.15)	(0.46)
Less distributions from:
Net investment income	(0.12)	(0.11)	(0.01)
Net realized gains	—	—	— (b)
Total distributions	(0.12)	(0.11)	(0.01)
Redemption fees	—	— (b)	—
Net asset value, end of period	$8.54	$8.27	$9.53
Total Return (c)	4.74%	–12.06%	–4.60%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$15,473	$13,753	$9,103
Ratios to average net assets (d):
Net expenses	1.05%	1.06%	1.15%
Gross expenses	2.29%	2.96%	7.40%
Net investment income (loss)	1.64%	1.13%	–0.41%
Portfolio turnover rate	92%	91%	45%

			For the Period
Selected data for a share of capital	Year Ended		8/29/14* to
stock outstanding throughout each period	12/31/16	12/31/15	12/31/14
Open Shares
Net asset value, beginning of period	$8.29	$9.53	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.11	0.06	(0.02)
Net realized and unrealized gain (loss)	0.26	(1.22)	(0.45)
Total from investment operations	0.37	(1.16)	(0.47)
Less distributions from:
Net investment income	(0.10)	(0.08)	—
Net realized gains	—	—	— (b)
Total distributions	(0.10)	(0.08)	— (b)
Redemption fees	—	— (b)	—
Net asset value, end of period	$8.56	$8.29	$9.53
Total Return (c)	4.41%	–12.18%	–4.66%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$114	$55	$559
Ratios to average net assets (d):
Net expenses	1.35%	1.39%	1.45%
Gross expenses	11.98%	9.93%	12.39%
Net investment income (loss)	1.32%	0.60%	–0.55%
Portfolio turnover rate	92%	91%	45%

*	The Portfolio commenced operations on August 29, 2014.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Annual Report  81

LAZARD INTERNATIONAL STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Institutional Shares
Net asset value, beginning of period	$13.33	$13.72	$14.46	$11.71	$9.46
Income (loss) from investment operations:
Net investment income (loss) (a)	0.20 ^	0.16	0.19	0.14	0.15
Net realized and unrealized gain (loss)	(0.89)	(0.40)	(0.39)	2.79	2.21
Total from investment operations	(0.69)	(0.24)	(0.20)	2.93	2.36
Less distributions from:
Net investment income	(0.20)	(0.14)	(0.16)	(0.10)	(0.11)
Net realized gains	—	(0.01)	(0.38)	(0.08)	—
Total distributions	(0.20)	(0.15)	(0.54)	(0.18)	(0.11)
Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$12.44	$13.33	$13.72	$14.46	$11.71
Total Return (c)	–5.17%^	–1.70%	–1.48%	25.02%	25.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5,114,357	$4,923,328	$3,727,391	$2,354,068	$893,610
Ratios to average net assets:
Net expenses	0.81%^	0.82%	0.84%	0.86%	0.86%
Gross expenses	0.81%	0.82%	0.84%	0.86%	0.86%
Net investment income (loss)	1.56%^	1.15%	1.28%	1.02%	1.45%
Portfolio turnover rate	47%	37%	33%	42%	52%

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Open Shares
Net asset value, beginning of period	$13.44	$13.82	$14.57	$11.80	$9.53
Income (loss) from investment operations:
Net investment income (loss) (a)	0.18 ^	0.13	0.16	0.10	0.09
Net realized and unrealized gain (loss)	(0.90)	(0.40)	(0.41)	2.82	2.26
Total from investment operations	(0.72)	(0.27)	(0.25)	2.92	2.35
Less distributions from:
Net investment income	(0.17)	(0.10)	(0.12)	(0.07)	(0.08)
Net realized gains	—	(0.01)	(0.38)	(0.08)	—
Total distributions	(0.17)	(0.11)	(0.50)	(0.15)	(0.08)
Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$12.55	$13.44	$13.82	$14.57	$11.80
Total Return (c)	–5.37%^	–1.89%	–1.78%	24.73%	24.74%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,591,016	$1,783,529	$1,574,106	$868,730	$315,811
Ratios to average net assets:
Net expenses	1.06%^	1.08%	1.09%	1.10%	1.13%
Gross expenses	1.06%	1.08%	1.09%	1.10%	1.13%
Net investment income (loss)	1.34%^	0.94%	1.06%	0.78%	0.87%
Portfolio turnover rate	47%	37%	33%	42%	52%

The accompanying notes are an integral part of these financial statements.

82  Annual Report

		For the Period
Selected data for a share of capital	Year Ended	1/19/15* to
stock outstanding throughout each period	12/31/16	12/31/15
R6 Shares
Net asset value, beginning of period	$13.34	$13.70
Income (loss) from investment operations:
Net investment income (loss) (a)	0.19 ^	(0.03)
Net realized and unrealized gain (loss)	(0.88)	(0.21)
Total from investment operations	(0.69)	(0.24)
Less distributions from:
Net investment income	(0.20)	(0.11)
Net realized gains	—	(0.01)
Total distributions	(0.20)	(0.12)
Redemption fees	— (b)	—
Net asset value, end of period	$12.45	$13.34
Total Return (c)	–5.17%^	–1.73%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$96,284	$72,362
Ratios to average net assets (d):
Net expenses	0.81%^	1.03%
Gross expenses	0.82%	1.09%
Net investment income (loss)	1.46%^	-0.22%
Portfolio turnover rate	47%	37%

*	The inception date for the R6 Shares was January 19, 2015.
^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the current period. The amount of the reimbursement was on a per share basis at less than $0.005 per share. There was no impact on the total return of the Portfolio. The impact on net expenses and net investment income (loss) ratios of the Portfolio was less than 0.005%.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

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LAZARD INTERNATIONAL EQUITY ADVANTAGE PORTFOLIO

		For the Period
Selected data for a share of capital	Year Ended	5/29/15* to
stock outstanding throughout each period	12/31/16	12/31/15
Institutional Shares
Net asset value, beginning of period	$9.21	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.18	0.04
Net realized and unrealized gain (loss)	(0.28)	(0.70)
Total from investment operations	(0.10)	(0.66)
Less distributions from:
Net investment income	(0.20)	(0.13)
Total distributions	(0.20)	(0.13)
Net asset value, end of period	$8.91	$9.21
Total Return (b)	–1.13%	–6.63%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,969	$1,797
Ratios to average net assets (c):
Net expenses	0.90%	0.90%
Gross expenses	13.12%	14.93%
Net investment income (loss)	2.08%	0.77%
Portfolio turnover rate	92%	58%

		For the Period
Selected data for a share of capital	Year Ended	5/29/15* to
stock outstanding throughout each period	12/31/16	12/31/15
Open Shares
Net asset value, beginning of period	$9.21	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.15	0.03
Net realized and unrealized gain (loss)	(0.28)	(0.71)
Total from investment operations	(0.13)	(0.68)
Less distributions from:
Net investment income	(0.17)	(0.11)
Total distributions	(0.17)	(0.11)
Net asset value, end of period	$8.91	$9.21
Total Return (b)	–1.42%	–6.80%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$93	$93
Ratios to average net assets (c):
Net expenses	1.20%	1.20%
Gross expenses	25.85%	30.10%
Net investment income (loss)	1.74%	0.47%
Portfolio turnover rate	92%	58%

*	The Portfolio commenced operations on May 29, 2015.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(c)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

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LAZARD INTERNATIONAL SMALL CAP EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Institutional Shares
Net asset value, beginning of period	$10.90	$10.01	$10.54	$8.12	$6.84
Income (loss) from investment operations:
Net investment income (loss) (a)	0.12 ^	0.10	0.12	0.11	0.11
Net realized and unrealized gain (loss)	(0.62)	0.87	(0.40)	2.34	1.40
Total from investment operations	(0.50)	0.97	(0.28)	2.45	1.51
Less distributions from:
Net investment income	(0.30)	(0.08)	(0.25)	(0.03)	(0.23)
Total distributions	(0.30)	(0.08)	(0.25)	(0.03)	(0.23)
Redemption fees	—	— (b)	— (b)	—	— (b)
Net asset value, end of period	$10.10	$10.90	$10.01	$10.54	$8.12
Total Return (c)	–4.64%^	9.71%	–2.77%	30.20%	22.28%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$37,049	$51,828	$46,329	$51,508	$45,360
Ratios to average net assets:
Net expenses	0.96%^	1.11%	1.13%	1.13%	1.13%
Gross expenses	1.06%	1.11%	1.15%	1.19%	1.18%
Net investment income (loss)	1.14%^	0.91%	1.13%	1.15%	1.40%
Portfolio turnover rate	63%	48%	48%	58%	48%

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Open Shares
Net asset value, beginning of period	$10.93	$10.03	$10.56	$8.17	$6.86
Income (loss) from investment operations:
Net investment income (loss) (a)	0.10 ^	0.07	0.09	0.08	0.08
Net realized and unrealized gain (loss)	(0.63)	0.88	(0.40)	2.34	1.41
Total from investment operations	(0.53)	0.95	(0.31)	2.42	1.49
Less distributions from:
Net investment income	(0.25)	(0.05)	(0.22)	(0.03)	(0.18)
Total distributions	(0.25)	(0.05)	(0.22)	(0.03)	(0.18)
Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$10.15	$10.93	$10.03	$10.56	$8.17
Total Return (c)	–4.92%^	9.49%	–3.05%	29.65%	21.96%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$44,523	$55,776	$19,994	$19,639	$17,669
Ratios to average net assets:
Net expenses	1.21%^	1.38%	1.43%	1.43%	1.43%
Gross expenses	1.30%	1.38%	1.44%	1.48%	1.48%
Net investment income (loss)	0.91%^	0.63%	0.85%	0.85%	1.08%
Portfolio turnover rate	63%	48%	48%	58%	48%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the current period. The impact on the net investment income per share amount was $0.01 per share. There was a 0.10% and 0.09% impact on the total return of the Institutional and Open Shares classes, respectively, of the Portfolio. There was a 0.10% and 0.09% impact on the net expenses and net investment income (loss) ratios of the Portfolio’s Institutional and Open Shares, respectively.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

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LAZARD GLOBAL EQUITY SELECT PORTFOLIO

Selected data for a share of capital	Year Ended			Period Ended
stock outstanding throughout each period	12/31/16	12/31/15	12/31/14	12/31/13*
Institutional Shares
Net asset value, beginning of period	$10.33	$10.32	$10.02	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.09	0.04	0.07	—
Net realized and unrealized gain (loss)	0.18	0.01	0.29	0.02
Total from investment operations	0.27	0.05	0.36	0.02
Less distributions from:
Net investment income	(0.07)	(0.04)	(0.06)	—
Total distributions	(0.07)	(0.04)	(0.06)	—
Redemption fees	— (b)	— (b)	— (b)	—
Net asset value, end of period	$10.53	$10.33	$10.32	$10.02
Total Return (c)	2.66%	0.46%	3.84%	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$31,197	$20,624	$12,266	$1,903
Ratios to average net assets (d):
Net expenses	1.07%	1.10%	1.10%	0.00%
Gross expenses	1.75%	2.27%	4.62%	91.25%	(e)
Net investment income (loss)	0.86%	0.41%	0.64%	0.00%
Portfolio turnover rate	40%	55%	64%	0%

Selected data for a share of capital	Year Ended			Period Ended
stock outstanding throughout each period	12/31/16	12/31/15	12/31/14	12/31/13*
Open Shares
Net asset value, beginning of period	$10.34	$10.32	$10.01	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.06	0.01	0.04	—
Net realized and unrealized gain (loss)	0.18	0.02	0.30	0.01
Total from investment operations	0.24	0.03	0.34	0.01
Less distributions from:
Net investment income	(0.04)	(0.01)	(0.03)	—
Total distributions	(0.04)	(0.01)	(0.03)	—
Net asset value, end of period	$10.54	$10.34	$10.32	$10.01
Total Return (c)	2.35%	0.24%	3.54%	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$ 515	$ 290	$ 201	$ 100
Ratios to average net assets (d):
Net expenses	1.37%	1.40%	1.40%	0.00%
Gross expenses	5.38%	7.42%	13.34%	91.25%	(e)
Net investment income (loss)	0.56%	0.09%	0.35%	0.00%
Portfolio turnover rate	40%	55%	64%	0%

*	The Portfolio commenced operations on December 31, 2013.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.
(e)	Gross expense ratio was the result of the Portfolio being in existence for one day during the period ended December 31, 2013.

The accompanying notes are an integral part of these financial statements.

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LAZARD GLOBAL STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended		For the Period 8/29/14* to
stock outstanding throughout each period	12/31/16	12/31/15	12/31/14
Institutional Shares
Net asset value, beginning of period	$9.67	$9.94	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.07	0.06	— (b)
Net realized and unrealized gain (loss)	(0.08)	(0.25)	(0.04)
Total from investment operations	(0.01)	(0.19)	(0.04)
Less distributions from:
Net investment income	(0.07)	(0.08)	(0.02)
Return of capital	—	—	— (b)
Total distributions	(0.07)	(0.08)	(0.02)
Net asset value, end of period	$9.59	$9.67	$9.94

Total Return (c)	–0.15%	–1.85%	–0.36%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$19,816	$9,254	$7,112
Ratios to average net assets (d):
Net expenses	1.10%	1.10%	1.10%
Gross expenses	2.03%	3.83%	7.11%
Net investment income (loss)	0.76%	0.63%	–0.08%
Portfolio turnover rate	67%	65%	24%

Selected data for a share of capital	Year Ended		For the Period 8/29/14* to
stock outstanding throughout each period	12/31/16	12/31/15	12/31/14
Open Shares
Net asset value, beginning of period	$9.67	$9.94	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.04	0.03	(0.01)
Net realized and unrealized gain (loss)	(0.08)	(0.25)	(0.04)
Total from investment operations	(0.04)	(0.22)	(0.05)
Less distributions from:
Net investment income	(0.04)	(0.05)	(0.01)
Return of capital	—	—	— (b)
Total distributions	(0.04)	(0.05)	(0.01)
Net asset value, end of period	$9.59	$9.67	$9.94
Total Return (c)	–0.45%	–2.16%	–0.46%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$114	$114	$135
Ratios to average net assets (d):
Net expenses	1.40%	1.40%	1.40%
Gross expenses	13.31%	14.12%	24.52%
Net investment income (loss)	0.39%	0.30%	–0.32%
Portfolio turnover rate	67%	65%	24%

*	The Portfolio commenced operations on August 29, 2014.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

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LAZARD MANAGED EQUITY VOLATILITY PORTFOLIO

Selected data for a share of capital	Year Ended	For the Period 5/29/15* to
stock outstanding throughout each period	12/31/16	12/31/15
Institutional Shares
Net asset value, beginning of period	$9.59	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.18	0.09
Net realized and unrealized gain (loss)	0.44	(0.33)
Total from investment operations	0.62	(0.24)
Less distributions from:
Net investment income	(0.22)	(0.17)
Total distributions	(0.22)	(0.17)
Net asset value, end of period	$9.99	$9.59
Total Return (b)	6.45%	–2.42%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,431	$2,206
Ratios to average net assets (c):
Net expenses	0.75%	0.75%
Gross expenses	10.42%	13.51%
Net investment income (loss)	1.82%	1.64%
Portfolio turnover rate	91%	56%

Selected data for a share of capital	Year Ended	For the Period 5/29/15* to
stock outstanding throughout each period	12/31/16	12/31/15
Open Shares
Net asset value, beginning of period	$9.59	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.15	0.08
Net realized and unrealized gain (loss)	0.44	(0.34)
Total from investment operations	0.59	(0.26)
Less distributions from:
Net investment income	(0.19)	(0.15)
Total distributions	(0.19)	(0.15)
Net asset value, end of period	$9.99	$9.59
Total Return (b)	6.14%	–2.60%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$172	$175
Ratios to average net assets (c):
Net expenses	1.05%	1.05%
Gross expenses	17.27%	23.94%
Net investment income (loss)	1.52%	1.33%
Portfolio turnover rate	91%	56%

*	The Portfolio commenced operations on May 29, 2015.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(c)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

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The Lazard Funds, Inc. Notes to Financial Statements December 31, 2016

1. Organization

The Lazard Funds, Inc. (the “Fund”) was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-three no-load portfolios (each referred to as a “Portfolio”). This report includes only the financial statements of US Equity Concentrated, US Strategic Equity, US Small-Mid Cap Equity, International Equity, International Equity Select, International Equity Concentrated, International Strategic Equity, International Equity Advantage, International Small Cap Equity, Global Equity Select, Global Strategic Equity and Managed Equity Volatility Portfolios. The financial statements of other Portfolios are presented separately.

The Portfolios, other than US Equity Concentrated and International Equity Concentrated Portfolios, are operated as “diversified” funds, as defined in the 1940 Act.

Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each Share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Prospectus).

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in Accounting Standards CodificationTopic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Market values for securities listed on the New York Stock Exchange (“NYSE”), NASDAQ national market or other US or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price.

The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Investments in money market funds are valued at the fund’s net asset value (“NAV”) per share. Repurchase agreements are valued at the principal amounts plus accrued interest.

Calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on Europe, Latin and South America and Far East securities exchanges and in over-the-counter markets ordinarily is completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York and on which the NAV of a Portfolio is calculated.

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other

Annual Report  89

appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by a Portfolio. Interest income, if any, is accrued daily.

A Portfolio may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and unrealized) from the applicable portfolio securities.

As a result of several court cases in certain countries across the European Union, the International Equity, International Strategic Equity and International Small Cap Equity Portfolios have filed tax reclaims for previously withheld taxes on dividends earned in those countries. These filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these claims, and the potential timing of payment, and accordingly no amounts are reflected in the financial statements. Such amounts, if and when recorded, could result in an increase in the Portfolios’ NAV per share.

(c) Repurchase Agreements—In connection with transactions in repurchase agreements under the terms of a Master Repurchase Agreement, the Fund’s custodian takes possession of the underlying collateral securities, the fair value of which, at all times, is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. Upon an event of default under the Master Repurchase Agreement, if the seller defaults, the affected Portfolio may retain the collateral in lieu of repayment. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the affected Portfolio may be delayed or limited.

At December 31, 2016, the US Small-Mid Cap Equity and International Equity Portfolios had investments in repurchase agreements with a value of $5,098,000 and $153,374,000, respectively, as shown on the Portfolios of Investments. The value of the related collateral exceeded the value of the repurchase agreements at period end.

(d) Foreign Currency Translation—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from disposition of foreign currencies, cur-

90  Annual Report

rency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

(e) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

The Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) includes numerous provisions that generally became effective for taxable years beginning after December 22, 2010. Among the provisions, net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The RIC Modernization Act also requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, pre-enactment capital loss carryforwards may expire unused.

At December 31, 2016, the following Portfolios had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains as follows:

Portfolio	Expiring 2017	Expiring 2018

International Equity	$(8,988,349)	$(5,103,235)
International Equity Select	(38,626)	(1,173,332)
International Small Cap Equity	(50,821,243)	(4,306,477)
Portfolio	Short-Term*	Long-Term*

International Equity	$(41,604,214)	$(18,786,630)
International Equity Select	(1,009,114)	(307,591)
International Equity Concentrated	(1,948,172)	(230,884)
International Strategic Equity	(275,934,904)	(147,780,692)
International Equity Advantage	(142,429)	(46,351)
Global Equity Select	(665,251)	—
Global Strategic Equity	(326,984)	(7,620)
Managed Equity Volatility	(70,049)	—

*	Non-Expiring

Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2016, the following Portfolios elected to defer such losses as follows:

Portfolio	Post-October Capital Loss Deferral	Late-Year Ordinary Loss Deferral

US Equity Concentrated	$(4,471,531)	$—
International Strategic Equity	—	(872,435)
International Small Cap Equity	—	(105,592)
Global Equity Select	—	(207)
Global Strategic Equity	—	(3,859)
Managed Equity Volatility	—	(1,436)

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2013-2015), or expected to be taken in the Portfolios’ 2016 tax returns.

(f) Dividends and Distributions—Dividends from net investment income, if any, will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Annual Report  91

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales, passive foreign investment companies, expiring capital loss carryovers, certain expenses, and distributions from real estate investment trusts and partnerships. The book/tax differences relating to shareholder distributions resulted in reclassifications among certain capital accounts as follows:

Portfolio	Paid in Capital	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)

US Equity Concentrated	$1	$(372)	$371
US Strategic Equity	2	(78,843)	78,841
US Small-Mid Cap Equity	(1)	(143,565)	143,566
International Equity	—	(192,010)	192,010
International Equity Select	(889)	(4,865)	5,754
International Equity Concentrated	(240)	219	21
International Strategic Equity	—	(5,627,325)	5,627,325
International Equity Advantage	(16,408)	18,005	(1,597)
International Small Cap Equity	(2,419,026)	477,171	1,941,855
Global Equity Select	(10,148)	50	10,098
Global Strategic Equity	(2)	(10,859)	10,861
Managed Equity Volatility	(16,142)	21,419	(5,277)

The tax character of dividends and distributions paid during the years ended December 31, were as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2016	2015	2016	2015

US Equity Concentrated	$30,745,381	$3,972,198	$31,879,468	$25,113,579
US Strategic Equity	900,038	1,179,141	2,471,715	8,275,867
US Small-Mid Cap Equity	1,407,443	818,333	4,936,919	12,982,923
International Equity	17,963,112	4,655,674	—	—
International Equity Select	288,736	269,062	—	—
	Ordinary Income		Long-Term Capital Gain
Portfolio	2016	2015	2016	2015

International Equity Concentrated	$235,808	$182,516	$—	$—
International Strategic Equity	104,294,791	65,762,209	—	6,978,994
International Equity Advantage	43,636	25,003	—	—
International Small Cap Equity	2,228,708	574,424	—	—
Global Equity Select	219,500	72,147	—	—
Global Strategic Equity	134,097	81,147	—	—
Managed Equity Volatility	55,446	39,055	—	—

At December 31, 2016, the components of distributable earnings, on a tax basis, were as follows:

Portfolio	Undistributed Ordinary Income /Deferred Ordinary Losses	Undistributed Long-Term Capital Gain /Deferred Capital Losses	Net Unrealized Appreciation (Depreciation) Including Foreign Currency

US Equity Concentrated	$13,599	$(4,471,531)	$82,858,848
US Strategic Equity	423,347	1,689,155	8,772,088
US Small-Mid Cap Equity	263,682	3,817,003	25,273,614
International Equity	12,979,135	(74,482,428)	(72,399,416)
International Equity Select	336,803	(2,528,663)	(1,268,591)
International Equity Concentrated	30,548	(2,179,056)	51,708
International Strategic Equity	(872,435)	(423,715,596)	(21,776,917)
International Equity Advantage	684	(188,780)	(11,387)
International Small Cap Equity	(105,592)	(55,127,720)	1,917,591
Global Equity Select	(207)	(665,251)	1,526,387
Global Strategic Equity	(3,859)	(334,604)	609,269
Managed Equity Volatility	(1,436)	(70,049)	102,962

(g) Offering and Organizational Costs—Costs incurred by the Fund in connection with the offering of shares

92  Annual Report

of a new Portfolio are deferred and amortized on a straight line basis over a twelve-month period from the date of commencement of operations of the Portfolio. Organizational costs are expensed as incurred.

(h) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among all Portfolios primarily on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(i) Redemption Fee—Until August 15, 2016, the Portfolios imposed a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees are retained by the Portfolios and are included as paid in capital on the Statements of Assets and Liabilities. The fees are also shown on the Statements of Changes in Net Assets. As of August 15, 2016, redemption fees no longer apply to transactions in Portfolio shares.

(j) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(k) Net Asset Value—NAV per share for each class of each Portfolio is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. NAV per share is determined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

3. Investment Management, Administration, Custody, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

US Equity Concentrated	0.70%
US Strategic Equity	0.70
US Small-Mid Cap Equity	0.75
International Equity	0.75
International Equity Select	0.75
International Equity Concentrated	0.90
International Strategic Equity	0.75
International Equity Advantage	0.65
International Small Cap Equity	0.75
Global Equity Select (a)	0.80
Global Strategic Equity	0.85
Managed Equity Volatility	0.60

(a) From January 1, 2016 to June 28, 2016, percentage was 0.85%.

The Investment Manager has voluntarily agreed, through May 1 of the year shown below, to reduce its fees and, if necessary, reimburse the Portfolios if annualized operating expenses, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” (as defined in Form N-1A) and extraordinary expenses, and excluding shareholder redemption fees or other transaction fees, but including the management fee stated in the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolios, exceed the following percentages of the value of the Portfolios’ average daily net assets for the respective shares:

Annual Report  93

Portfolio	Institutional Shares	Open Shares	R6 Shares	Year

US Equity Concentrated	0.95%	1.25%	0.90%	2017	(a)
US Strategic Equity	0.75	1.05	0.75	2017	(b)
US Small-Mid Cap Equity	1.15	1.45	N/A	2017
International Equity	0.85	1.15	0.80	2017
International Equity Select	1.05	1.35	N/A	2017	(c)
International Equity Concentrated	1.05	1.35	N/A	2017
International Strategic Equity	1.15	1.45	1.10	2017
International Equity Advantage	0.90	1.20	N/A	2017	(d)
International Small Cap Equity	1.13	1.43	N/A	2017
Global Equity Select	1.05	1.35	N/A	2017	(e)
Global Strategic Equity	1.10	1.40	N/A	2017
Managed Equity Volatility	0.75	1.05	N/A	2017	(d)

(a)	Agreement extends, for May 2, 2017 through April 29, 2026, at rates of 1.10%,1.40% and 1.05%, respectively.
(b)	From January 1, 2016 to April 28, 2016, percentage was 0.70% for R6 Shares.
(c)	Agreement extends, for May 2, 2017 through April 29, 2026, at rates of 1.15% and 1.45%, respectively.
(d)	Agreement is through May 29, 2017.
(e)	From January 1, 2016 to June 28, 2016, percentages were 1.10% and 1.40%, respectively.

In addition to the Fee Reduction/Waiver, through May 1, 2017, to the extent the “Total Annual Fund Operating Expenses” (as defined in Form N-1A) of the R6 Shares of a Portfolio exceed the Total Annual Fund Operating Expenses of the Portfolio’s Institutional Shares (in each case, not including management fees, custodian fees or other expenses related to the management of the Portfolio’s assets), the Investment Manager will bear the expenses of the R6 Shares in the amount of such excess.

During the year ended December 31, 2016, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed

US Strategic Equity	$179,472	$—	$9,796	$5,270
International Equity Select	171,999	—	16,424	10,763
International Equity Concentrated	135,670	33,264	1,205	12,859
International Equity Advantage	11,765	191,474	594	21,034
Global Equity Select	167,360	—	3,090	11,966
Global Strategic Equity	155,451	—	980	12,638
Managed Equity Volatility	14,159	196,501	1,022	25,343

R6 Shares
Portfolio	Management Fees Waived

US Equity Concentrated	$4,921
US Strategic Equity	39,967
International Equity	27,955
International Strategic Equity	12,436

The aforementioned waivers and/or reimbursements are not subject to recoupment by the Investment Manager.

The Fund has entered into an administration agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive up to $18,750 of the $42,500 annual fee for Portfolios with net assets under $25 million. During the year ended December 31, 2016, State Street waived its fees as follows:

Portfolio	Amount

International Equity Concentrated	$18,750
International Equity Advantage	18,750
Global Equity Select	6,250
Global Strategic Equity	18,750
Managed Equity Volatility	18,750

94  Annual Report

State Street also serves as custodian for the Fund in accordance with a custodian agreement to provide certain custody services.

In December 2015, State Street announced that it had identified inconsistencies in the way in which clients were invoiced for out-of-pocket expenses from 1998 until 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, will be paid back to the affected Portfolios in March 2017 as a reimbursement. This reimbursement was recognized as a change in accounting estimate and reflected as “Reimbursement of custodian fees” in the Statements of Operations. Pursuant to the expense limitations described in Note 3, certain Portfolios have experienced management fee waivers during the year ended December 31, 2016. Accordingly, the reimbursement of out-of-pocket expenses resulted in the reduction in the waiver of management fees for certain Portfolios for the year ended December 31, 2016.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for the first six months after a new Portfolio or share class has commenced operations. During the year ended December 31, 2016, BFDS waived $2,041 of its fee for the US Equity Concentrated Portfolio.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. For the year ended December 31, 2016, each Director who is not an affiliated person of the Investment Manager or any of its affiliates was paid by the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $190,000, (2) an additional annual fee of $20,000 to the lead Independent Director (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund), and (3) an additional annual fee of $10,000 to the Audit Committee Chair. Effective January 1, 2017, the aggregate compensation for Independent Directors for the Lazard Fund Complex is comprised of: (1) an annual retainer of $210,000, (2) an additional annual fee of $30,000 to the lead Independent Director, and (3) an additional annual fee of $20,000 to the Audit Committee Chair. The Independent Directors may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees are allocated among the portfolios in the Lazard Fund Complex at a rate of $5,000 per portfolio with the remainder allocated based upon each portfolio’s proportionate share of combined net assets. The Statements of Operations show the Independent Directors’ fees and expenses paid by each Portfolio.

Annual Report  95

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the year ended December 31, 2016 were as follows:

Portfolio	Purchases	Sales

US Equity Concentrated	$1,220,943,434	$868,449,367
US Strategic Equity	72,134,692	115,467,790
US Small-Mid Cap Equity	179,783,468	198,533,203
International Equity	2,221,081,697	376,220,225
International Equity Select	19,170,795	10,190,834
International Equity Concentrated	15,315,567	13,372,534
International Strategic Equity	3,771,399,312	3,312,183,694
International Equity Advantage	2,001,963	1,775,832
International Small Cap Equity	63,158,026	81,752,639
Global Equity Select	19,492,859	9,945,853
Global Strategic Equity	21,680,316	12,221,623
Managed Equity Volatility	2,479,418	2,297,456

For the year ended December 31, 2016, the Portfolios did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

At December 31, 2016, the Investment Manager owned 89.54% and 79.79% of the outstanding shares of International Equity Advantage and Managed Equity Volatility Portfolios, respectively.

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings was payable at the higher of the Federal Funds rate or One-Month LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.20% per annum fee on the unused portion of the commitment, payable quarterly in arrears. The Fund has also agreed to pay an upfront fee of 0.05% of the committed line amount. During the year ended December 31, 2016, the following Portfolios had borrowings under the Agreement as follows:

Portfolio	Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings were Outstanding

US Strategic
Equity	$1,426,750	$11,000,000	1.49%	20
International
Equity Select	235,000	460,000	1.44	2
International
Equity Advantage	5,300	6,800	1.64	6
International
Small Cap Equity	1,726,242	19,660,000	1.49	33
Global Equity
Select	250,000	250,000	1.44	1
Global Strategic
Equity	132,778	180,000	1.43	9
Managed Equity
Volatility	13,594	47,000	1.48	17

* For days borrowings were outstanding.

Management believes that the fair value of the liabilities under the line of credit is equivalent to the recorded amount based on its short term maturity and interest rate, which fluctuates with LIBOR. A Portfolio’s outstanding line of credit, if any, would be categorized as Level 2 (see Note 9).

7. Non-US Securities Risk

(a) Non-US Securities Risk—A Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

(b) Emerging Market Risk—Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may

96  Annual Report

continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

(c) Foreign Currency Risk—Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Investment Manager does not intend to actively hedge the Portfolios’ foreign currency exposure.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value meas-

urement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation technique may result in transfers into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

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The following table summarizes the valuation of the Portfolios’ investments by each fair value hierarchy level as of December 31, 2016:

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2016

US Equity Concentrated Portfolio
Common Stocks*	$1,195,646,236	$—	$—	$1,195,646,236
Short-Term Investment	95,590,325		—	95,590,325
Total	$1,291,236,561	$—	$—	$1,291,236,561
US Strategic Equity Portfolio
Common Stocks*	$84,918,289	$—	$—	$84,918,289
Short-Term Investment	2,186,613		—	2,186,613
Total	$87,104,902	$—	$—	$87,104,902
US Small-Mid Cap Equity Portfolio
Common Stocks*	$214,734,063	$—	$—	$214,734,063
Repurchase Agreement	—	5,098,000	—	5,098,000
Total	$214,734,063	$5,098,000	$—	$219,832,063
International Equity Portfolio
Common Stocks*
Australia	$—	$99,707,583	$—	$99,707,583
Belgium	—	91,100,353	—	91,100,353
Brazil	—	29,392,682	—	29,392,682
Canada	154,496,521	—	—	154,496,521
Denmark	—	29,228,556	—	29,228,556
Finland	—	62,335,669	—	62,335,669
France	—	273,483,939	—	273,483,939
Germany	—	63,665,874	—	63,665,874
Ireland	30,052,614	99,238,036	—	129,290,650
Italy	—	20,360,314	—	20,360,314
Japan	—	477,653,173	—	477,653,173
Luxembourg	—	17,539,529	—	17,539,529
Netherlands	—	142,889,917	—	142,889,917
Norway	—	68,885,977	—	68,885,977
Philippines	—	8,220,615	—	8,220,615
Spain	—	25,003,341	—	25,003,341
Sweden	—	94,210,742	—	94,210,742
Switzerland	100,890,974	59,205,895	—	160,096,869
Turkey	—	16,389,789	—	16,389,789
United Kingdom	—	363,930,386	—	363,930,386
United States	89,707,960	—	—	89,707,960
Other	107,854,987	—	—	107,854,987
Repurchase Agreement	—	153,374,000	—	153,374,000
Total	$483,003,056	$2,195,816,370	$—	$2,678,819,426

98  Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2016

International Equity Select Portfolio
Common Stocks*
Australia	$—	$553,831	$—	$553,831
Belgium	—	1,042,244	—	1,042,244
Brazil	—	1,215,463	—	1,215,463
Canada	792,697	—	—	792,697
China	—	492,685	—	492,685
Denmark	—	299,378	—	299,378
Finland	—	635,611	—	635,611
France	—	1,411,196	—	1,411,196
Germany	—	1,145,466	—	1,145,466
Ireland	361,931	675,178	—	1,037,109
Italy	—	217,835	—	217,835
Japan	—	4,481,791	—	4,481,791
Netherlands	—	995,156	—	995,156
Norway	—	676,374	—	676,374
Philippines	—	188,186	—	188,186
South Africa	—	643,045	—	643,045
South Korea	—	554,084	—	554,084
Spain	—	363,154	—	363,154
Sweden	—	987,756	—	987,756
Switzerland	1,543,604	503,844	—	2,047,448
Taiwan	—	1,278,718	—	1,278,718
Thailand	—	201,059	—	201,059
Turkey	—	488,460	—	488,460
United Kingdom	—	4,726,409	—	4,726,409
United States	1,224,545	—	—	1,224,545
Other	1,056,800	—	—	1,056,800
Short-Term Investment	1,571,983	—	—	1,571,983
Total	$6,551,560	$23,776,923	$—	$30,328,483
International Equity Concentrated Portfolio
Common Stocks*
Belgium	$—	$802,930	$—	$802,930
Brazil	—	805,559	—	805,559
Canada	1,494,859	—	—	1,494,859
China	—	482,976	—	482,976
France	—	2,389,202	—	2,389,202
Ireland	—	982,648	—	982,648
Japan	—	2,430,151	—	2,430,151
Netherlands	—	491,320	—	491,320
South Korea	—	455,758	—	455,758
Turkey	—	312,005	—	312,005
United Kingdom	—	2,668,834	—	2,668,834
United States	935,959	—	—	935,959
Other	782,977	—	—	782,977
Short-Term Investment	579,407	—	—	579,407
Total	$3,793,202	$11,821,383	$—	$15,614,585

Annual Report  99

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2016

International Strategic Equity Portfolio
Common Stocks*
Australia	$—	$273,626,691	$—	$273,626,691
Belgium	—	168,011,572	—	168,011,572
Canada	301,797,996	—	—	301,797,996
China	—	136,956,085	—	136,956,085
Denmark	—	173,552,633	—	173,552,633
Finland	—	300,724,450	—	300,724,450
France	—	559,317,376	—	559,317,376
Germany	—	177,481,454	—	177,481,454
Indonesia	—	26,044,411	—	26,044,411
Ireland	—	468,822,313	—	468,822,313
Italy	—	35,379,933	—	35,379,933
Japan	—	1,097,697,239	—	1,097,697,239
Netherlands	—	94,081,305	—	94,081,305
New Zealand	—	70,532,755	—	70,532,755
Norway	—	292,687,503	—	292,687,503
Philippines	—	127,957,674	—	127,957,674
Singapore	—	69,399,941	—	69,399,941
South Africa	—	95,187,126	—	95,187,126
Sweden	—	219,260,052	—	219,260,052
Taiwan	—	133,706,489	—	133,706,489
Thailand	—	34,665,899	—	34,665,899
Turkey	—	86,095,642	—	86,095,642
United Kingdom	43,138,727	1,226,764,186	—	1,269,902,913
United States	228,649,061	—	—	228,649,061
Other	205,804,935	—	—	205,804,935
Short-Term Investment	123,102,451	—	—	123,102,451
Total	$902,493,170	$5,867,952,729	$—	$6,770,445,899
International Equity Advantage Portfolio
Common Stocks*
Australia	$—	$157,951	$—	$157,951
Belgium	—	4,103	—	4,103
Denmark	—	31,656	—	31,656
Faeroe Islands	—	4,724	—	4,724
Finland	—	19,712	—	19,712
France	3,819	211,230	—	215,049
Germany	—	158,800	—	158,800
Hong Kong	—	78,989	—	78,989
Ireland	13,398	15,943	—	29,341
Italy	—	15,173	—	15,173
Japan	28,027	478,023	—	506,050
Jersey	—	3,746	—	3,746
Netherlands	—	55,710	—	55,710
Norway	—	26,591	—	26,591
Portugal	—	23,602	—	23,602
Singapore	—	24,040	—	24,040
Spain	—	85,381	—	85,381
Sweden	—	40,394	—	40,394
Switzerland	180,569	14,602	—	195,171
United Kingdom	—	363,562	—	363,562
Other	21,766	—	—	21,766
Short-Term Investment	46,381	—	—	46,381
Total	$293,960	$1,813,932	$—	$2,107,892

100  Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2016

International Small Cap Equity Portfolio
Common Stocks*
Australia	$—	$2,870,606	$—	$2,870,606
Belgium	—	1,203,055	—	1,203,055
Canada	5,918,297	—	—	5,918,297
Cyprus	—	945,821	—	945,821
Denmark	—	1,637,266	—	1,637,266
Germany	—	6,708,013	—	6,708,013
India	—	664,055	—	664,055
Ireland	—	2,184,795	—	2,184,795
Italy	—	2,558,528	—	2,558,528
Japan	—	21,611,767	—	21,611,767
Luxembourg	—	956,287	—	956,287
Netherlands	—	1,679,146	—	1,679,146
New Zealand	—	913,103	—	913,103
Norway	—	974,410	—	974,410
Portugal	—	801,765	—	801,765
Singapore	—	798,557	—	798,557
Spain	—	729,262	—	729,262
Sweden	—	5,657,267	—	5,657,267
Taiwan	—	2,699,300	—	2,699,300
United Arab Emirates	—	902,396	—	902,396
United Kingdom	—	13,439,720	—	13,439,720
United States	696,232	671,701	—	1,367,933
Other	2,291,511	—	—	2,291,511
Short-Term Investment	2,313,614	—	—	2,313,614
Total	$11,219,654	$70,606,820	$—	$81,826,474
Global Equity Select Portfolio
Common Stocks*
Belgium	$—	$699,435	$—	$699,435
Canada	509,796	—	—	509,796
China	—	422,787	—	422,787
Denmark	—	591,275	—	591,275
Finland	—	593,443	—	593,443
Germany	—	896,574	—	896,574
Hong Kong	—	298,533	—	298,533
Ireland	—	636,361	—	636,361
Japan	—	1,732,603	—	1,732,603
Netherlands	302,851	532,438	—	835,289
South Africa	—	215,063	—	215,063
Sweden	—	581,542	—	581,542
United Kingdom	148,632	2,816,717	—	2,965,349
United States	18,122,831	—	—	18,122,831
Other	872,474	—	—	872,474
Short-Term Investment	1,625,735	—	—	1,625,735
Total	$21,582,319	$10,016,771	$—	$31,599,090

Annual Report  101

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2016

Global Strategic Equity Portfolio
Common Stocks*
Australia	$—	$305,653	$—	$305,653
Belgium	—	329,072	—	329,072
Denmark	—	327,253	—	327,253
Finland	—	428,391	—	428,391
France	—	595,564	—	595,564
Greece	—	238,539	—	238,539
Indonesia	—	102,405	—	102,405
Ireland	—	465,116	—	465,116
Israel	—	262,997	—	262,997
Japan	—	1,085,421	—	1,085,421
New Zealand	—	342,546	—	342,546
Norway	—	174,224	—	174,224
Philippines	—	154,199	—	154,199
South Africa	—	699,684	—	699,684
Turkey	—	127,578	—	127,578
United Kingdom	—	1,504,326	—	1,504,326
United States	11,501,589	—	—	11,501,589
Other	607,320	—	—	607,320
Short-Term Investment	660,251	—	—	660,251
Total	$12,769,160	$7,142,968	$—	$19,912,128
Managed Equity Volatility Portfolio
Common Stocks*
Australia	$—	$139,564	$—	$139,564
Belgium	—	7,268	—	7,268
Canada	200,433	—	—	200,433
Denmark	—	36,170	—	36,170
Finland	—	11,216	—	11,216
Germany	—	46,024	—	46,024
Hong Kong	—	112,884	—	112,884
Israel	9,121	22,825	—	31,946
Italy	—	8,356	—	8,356
Japan	—	192,637	—	192,637
Malta	—	11,093	—	11,093
Netherlands	—	23,049	—	23,049
New Zealand	—	8,631	—	8,631
Norway	—	26,631	—	26,631
Portugal	—	8,547	—	8,547
Singapore	—	29,698	—	29,698
Spain	—	9,615	—	9,615
Sweden	—	13,457	—	13,457
United Kingdom	—	158,595	—	158,595
United States	1,479,082	6,384	—	1,485,466
Other	75,995	—	—	75,995
Short-Term Investment	13,007	—	—	13,007
Total	$1,777,638	$872,644	$—	$2,650,282

*	Please refer to Portfolios of Investments (pages 30 through 54) and Notes to Portfolios of Investments (pages 56 through 59) for portfolio holdings by country and industry.

102  Annual Report

In connection with the implementation of fair value pricing procedures with respect to non-US securities (see Note 2(a)), certain equity securities in the International Equity, International Equity Select, International Equity Concentrated, International Strategic Equity, International Equity Advantage, International Small Cap Equity, Global Equity Select, Global Strategic Equity and Managed Equity Volatility Portfolios can transfer from Level 1 to Level 2 as a result of fair value pricing procedures and would revert to Level 1 when the fair value pricing procedures are no longer used. Accordingly, a significant portion of the Portfolios’ investments are categorized as Level 2 investments. A Portfolio recognizes all transfers between levels as though they were transferred at the beginning of the reporting period.

During the year ended December 31, 2016, securities valued at the following amounts were transferred from Level 1 to Level 2:

Portfolio	Amount

International Equity Select	$165,159

During the year ended December 31, 2016, securities valued at the following amounts were transferred from Level 2 to Level 1:

Portfolio	Amount

International Equity Select	$1,267,989
International Strategic Equity	192,887,297
International Equity Advantage	149,222
International Small Cap Equity	1,323,386
Global Equity Select	338,815
Global Strategic Equity	158,651
Managed Equity Volatility	25,071

There were no other transfers into or out of Levels 1, 2 or 3 during the year ended December 31, 2016.

For further information regarding security characteristics see Portfolios of Investments.

10. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

11. Subsequent Events

Management has evaluated subsequent events affecting the Fund through the issuance of the financial statements and has determined that there were no subsequent events that required adjustment or disclosure.

Annual Report  103

The Lazard Funds, Inc. Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Lazard Funds, Inc. and the Shareholders of Lazard US Equity Concentrated Portfolio, Lazard US Strategic Equity Portfolio, Lazard US Small-Mid Cap Equity Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Equity Concentrated Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Equity Advantage Portfolio, Lazard International Small Cap Equity Portfolio, Lazard Global Equity Select Portfolio, Lazard Global Strategic Equity Portfolio and Lazard Managed Equity Volatility Portfolio:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Lazard US Equity Concentrated Portfolio, Lazard US Strategic Equity Portfolio, Lazard US Small-Mid Cap Equity Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Equity Concentrated Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Equity Advantage Portfolio, Lazard International Small Cap Equity Portfolio, Lazard Global Equity Select Portfolio, Lazard Global Strategic Equity Portfolio and Lazard Managed Equity Volatility Portfolio (collectively the “Portfolios”), twelve of the portfolios constituting The Lazard Funds, Inc. (the “Fund”) as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented on or before December 31, 2013 were audited by other auditors whose report, dated February 28, 2014, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lazard US Equity Concentrated Portfolio, Lazard US Strategic Equity Portfolio, Lazard US Small-Mid Cap Equity Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Equity Concentrated Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Equity Advantage Portfolio, Lazard International Small Cap Equity Portfolio, Lazard Global Equity Select Portfolio, Lazard Global Strategic Equity Portfolio, Lazard Managed Equity Volatility Portfolio of The Lazard Funds, Inc. as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 27, 2017

104  Annual Report

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Franci J. Blassberg (63)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present); previously, Partner (through 2012)

University of California, Berkeley School of Law, Lecturer (Spring 2017)

Cornell Law School, Visiting Professor of Practice (2015 – 2016); previously, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

Kenneth S. Davidson (71)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)

Aquiline Holdings LLC, an investment manager, Partner (2006 – 2012)

Nancy A. Eckl (54)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (68 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Trevor W. Morrison (45)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Columbia Law School, Professor of Law (2008 – 2013)

Richard Reiss, Jr. (72)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

Resource Americas, Inc., a real estate asset management company, Director (2016 – present)

O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Robert M. Solmson (69)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Annual Report  105

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Interested Directors(4):

Charles L. Carroll (56)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Ashish Bhutani (56)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present)

Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex (comprised of, as of January 31, 2017, 40 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other funds in the Lazard Fund Complex.

(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.

(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.LazardNet.com.

106  Annual Report

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Nathan A. Paul (44)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Christopher Snively (32)	Chief Financial Officer (March 2016)	Senior Vice President of the Investment Manager (since November 2015)

Assurance Manager at PricewaterhouseCoopers LLP (2008 – November 2015)

Stephen St. Clair (58)	Treasurer (May 2003)	Vice President of the Investment Manager

Mark R. Anderson (46)	Chief Compliance Officer (September 2014)	Director and Chief Compliance Officer of the Investment Manager (since September 2014)

Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Tamar Goldstein (41)	Assistant Secretary (February 2009)	Director (since February 2016, previously Senior Vice President), and Director of Legal Affairs (since July 2015) of the Investment Manager

Shari L. Soloway (35)	Assistant Secretary (November 2015)	Senior Vice President, Legal and Compliance, of the Investment Manager (since September 2015)

Vice President and Associate General Counsel of GE Asset Management (July 2011 – September 2015)

Cesar A. Trelles (42)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.

(3)	In addition to Charles L. Carroll, President, whose information is included in the Interested Directors section.

Annual Report  107

The Lazard Funds, Inc. Tax and Other Information (unaudited)

Tax Information

Year Ended December 31, 2016

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2016:

Of the dividends paid by the Portfolios, the corresponding percentage shown below is qualified dividend income.

Portfolio	Percentage

US Equity Concentrated	41.05%
US Strategic Equity	100.00
US Small-Mid Cap Equity	100.00
International Equity	100.00
International Equity Select	100.00
International Equity Concentrated	100.00
International Strategic Equity	100.00
International Equity Advantage	100.00
International Small Cap Equity	100.00
Global Equity Select	100.00
Global Strategic Equity	100.00
Managed Equity Volatility	100.00

Of the dividends paid by the Portfolios, the corresponding percentage represents the amount of each dividend that qualifies for the dividends received deduction available to corporate shareholders.

Portfolio	Percentage

US Equity Concentrated	40.80%
US Strategic Equity	99.34
US Small-Mid Cap Equity	86.31
International Equity	—
International Equity Select	—
International Equity Concentrated	—
International Strategic Equity	—
International Equity Advantage	—
International Small Cap Equity	—
Global Equity Select	90.14
Global Strategic Equity	97.28
Managed Equity Volatility	49.56

Pursuant to Section 871 of the Code, the Portfolios have no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to US nonresident shareholders.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

108  Annual Report

NOTES

Annual Report  109

NOTES

110  Annual Report

The Lazard Funds, Inc.

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

http://www.LazardNet.com

Investment Manager

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Custodian

State Street Bank and Trust Company

One Iron Street

Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8514

Boston, Massachusetts 02266-8514

Telephone: 800-986-3455

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, New York 10112-0015

Legal Counsel

Stroock & Stroock & Lavan LLP

180 Maiden Lane

New York, New York 10038-4982

http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com LZDPS020

Lazard Funds Annual Report

December 31, 2016

Fixed Income Funds

Lazard US Corporate Income Portfolio

Lazard US Short Duration Fixed Income Portfolio

Lazard Global Fixed Income Portfolio

PRIVACY NOTICE

FACTS	What does Lazard do with your personal information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and credit history

• Assets and income

• Account transactions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Lazard chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Lazard share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share
For nonaffiliates to market to you	No	We do not share

Questions?	Call 800-823-6300 or go to http://www.LazardNet.com

Who we are
Who is providing this notice?	Lazard Asset Management LLC, Lazard Alternatives, LLC, Lazard Asset Management (Canada), Inc., Lazard Asset Management Securities LLC on their own behalf and on behalf of the funds they manage.
What we do
How does Lazard protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal and applicable state laws. These measures include computer safeguards and secured files and buildings.
How does Lazard collect my personal information?

We collect your personal information, for example, when you:

• Open an account

• Seek advice about your investments

• Direct us to buy securities

• Direct us to sell your securities

• Enter into an investment advisory contract

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• Sharing for affiliates’ everyday business purposes—information about your creditworthiness

• Affiliates from using your information to market to you

• Sharing for nonaffiliates to market to you

• State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates may include financial companies whose names include “Lazard”.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. Lazard does not share information with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. Lazard does not jointly market.

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard
3	Investment Overviews
7	Performance Overviews
10	Information About Your Portfolio’s Expenses
12	Portfolio Holdings Presented by Credit Rating
13	Portfolios of Investments
13	Lazard US Corporate Income Portfolio
19	Lazard US Short Duration Fixed Income Portfolio
21	Lazard Global Fixed Income Portfolio
26	Notes to Portfolios of Investments
28	Statements of Assets and Liabilities
29	Statements of Operations
30	Statements of Changes in Net Assets
32	Financial Highlights
36	Notes to Financial Statements
47	Report of Independent Registered Public Accounting Firm
48	Board of Directors and Officers Information
51	Tax and Other Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and each Portfolio’s summary prospectus contain the investment objectives, risks, charges, expenses and other information about each Portfolio of the Fund, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

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The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder,

In 2016, global equity markets generally performed well despite significant bouts of volatility caused by unexpected economic and political events. In Europe, returns were muted as the United Kingdom’s June vote to leave the European Union weighed on the pound sterling and UK assets. In December, Prime Minister Matteo Renzi’s resounding defeat in the Italian referendum on constitutional reform and his subsequent resignation added to uncertainty in the region. A surprise outcome to the US presidential election caused US stocks to rally sharply at year-end in anticipation of lower corporate taxes and regulatory reform. Meanwhile, emerging markets equities snapped their negative streak and ended the year firmly higher, primarily as the price of oil and other commodities stabilized.

In the first half of 2016, yields across most global bond markets fell due to uneven news flow and seesawing risk sentiment. However, yields increased toward the end of the year in response to inflationary pressures, higher oil prices, and strong economic data. The US Federal Reserve (Fed) delivered its long-awaited rate hike in December, and is widely expected to deliver additional hikes in 2017. In contrast, European monetary policy is expected to remain loose, based on announced asset purchase plans from the European Central Bank.

The US dollar continued to strengthen against other major currencies in 2016. The Japanese yen appreciated even after the Bank of Japan adopted a negative interest rate policy early in the year, but weakened considerably in November and December due to Japan’s widening interest rate differential with the United States. Over the year, the biggest currency laggards included the Mexican peso, which was hurt by Donald Trump’s election victory, and the Turkish lira, which was weighed down by a surprise coup attempt in Turkey.

At Lazard Asset Management, we strive to identify ways to help our clients achieve their investment goals. As such, we launched two mutual funds in 2016 with characteristics that we believe can help investors navigate a changing financial landscape.

As always, we appreciate your continued confidence in our investment management capabilities and we feel privileged that you have turned to Lazard for your investment needs.

Sincerely,

Lazard Asset Management LLC

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The Lazard Funds, Inc. Investment Overviews

US Corporate Income

Over the course of the year, the US high yield market experienced strong demand, pushing prices up and leading to returns well in excess of the coupon earned. A growing US economy, low global yields, and a rebound in key commodity prices all contributed to the market’s strong return this year. The strongest returns came from the riskiest subsectors of the market, especially those that were among the poorest performers last year. Prices for CCC rated and distressed securities as well as beaten down commodity-related industries such as energy, metals/mining, and steel all generated outsized returns. The high yield market also benefitted from significant spread narrowing despite only a modest year-over-year increase in rates across the Treasury curve. The Bank of America Merrill Lynch BB-B US Cash Pay Non-Distressed High Yield® Index (the “Cash Pay Index”) returned 12.74%, significantly outperforming the investment-grade corporate sector that returned 5.96%, and the Bloomberg Barclays Capital US Aggregate Bond® Index, which returned 2.65%, as well as intermediate Treasuries which returned 1.34%. Equities also underperformed, with the S&P 500® Index returning 11.93%.

High yield market spreads narrowed by an impressive 272 basis points (bps) during the year to 414 bps over Treasuries. The CCC rated sector narrowed significantly by 715 bps to 932 bps and the B rated sector narrowed by 307 bps to 410 bps. The BB rated sector, which narrowed the least of the rating sectors at 153 bps, now stands at 271 bps over Treasuries. The yield on the Bank of America Merrill Lynch 5 to 7 year US Treasury® Index increased 17 bps, ending at 2.12% on December 31, 2016. For the year, high-yield mutual fund market flows were positive, totaling about $8.2 billion. This compares very favorably to the $16.6 billion that was withdrawn in 2015. New US high yield bond issuance was lower at $286 billion for the year versus $293 billion in 2015. The domestic high yield market capitalization is now approximately $1.31 trillion. The Standard & Poor’s US speculative-grade trailing 12-month issuer default rate was 5.1% as of December 31, 2016, up from 2.8% in December 2015.

US Short Duration Fixed Income

The post-US presidential election world is a new paradigm, and we believe investors need to rethink the risk exposure in their fixed income portfolios. A key part of this process is to consider the typical core reasons for a US fixed income allocation: capital preservation, diversification of equity exposure, and incremental income.

The cyclical bottom in the yield trade likely occurred on July 8, 2016, when Brexit fears drove the 10-year US Treasury yield down to a low of 1.36%. Since then, the collapse has been extraordinary as rates have nearly doubled to 2.6%. We have long been waiting for US monetary policy to normalize and start reflecting the underlying fundamentals of the US economy—we are finally getting it. Concurrently, we are also seeing a handoff from ultra-easy accommodative, and some may say oppressive, monetary policy to the anticipation of a more pro-growth fiscal policy focused on tax reform and deregulation. This combination has boosted equity markets and sapped demand for the US Treasury safety trade. While some investors appear unnerved by the rapid move in rates, we find it notable that rates have mostly just unwound the 2016 fear-induced rally and are only slightly higher than they were at the end of 2015.

While many investors fear that the eventual Fed rate hikes could cause another market debacle, we have a different view. We believe healthier market underpinnings and an economy that is gradually improving (but still on the mend) may cause a more benign reaction than many fear. Rather than focusing on the timing of an interest rate rise, we are more concerned about the illiquidity we have been observing in the fixed income market, and the potential opportunities that can arise from this dynamic.

Global Fixed Income

In the first half of 2016, yields across most global bond markets fell due to uneven news flow and seesawing risk sentiment. Market trends that began during the second half of 2015 carried over into 2016. A fresh decline in oil prices and equity markets worldwide further intensified investor risk aversion and buoyed many core global government bond markets

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during the first quarter of the year. The decision from the Bank of Japan (BoJ) to follow in the footsteps of the European Central Bank (ECB) by introducing more monetary easing via a negative deposit rate caused the entire Japanese yield curve to rally dramatically at the end of January and into February. March was a period of strong risk sentiment and “reversion to the mean” for many markets. In contrast to the prior two months, core government bond markets were relatively stable, while bonds in smaller and emerging markets performed strongly.

Volatility dominated global bond markets during the second quarter as investors traded largely on risk assessments of macro events. Risk appetites remained fairly strong as prices of oil and other commodities rose significantly. Fed Chair Janet Yellen was more hawkish about US interest rates in May, warning that improving US economic conditions may warrant further monetary tightening toward the middle of the year. However, extremely soft US payroll data for May and the affirmative vote on June 23 by the British public to leave the European Union (Brexit) unnerved global financial markets and forced Yellen to resume a more dovish posture in June.

Interest rates in major bond markets rose modestly for most of July and August, reversing a sizable part of the late-June bond rally in Brexit’s aftermath. However, global bonds ended the third quarter with a small rally following the Fed’s September decision to keep US interest rates on hold, combined with new worries over the European banking system. UK gilts initially strengthened following the unexpected quantitative easing (QE) program announced by the Bank of England in August, but they were one of the worst-performing bond markets in September as UK economic data was robust. Meanwhile, the policy actions taken by the BoJ and the ECB both underwhelmed expectations, especially in terms of new monetary stimulus, which we believe has been damaging to bank profits and pension fund balance sheets in Japan and Europe.

Global bond yields moved higher during the fourth quarter, in response to a combination of inflationary pressures, higher oil prices, and generally strong eco-

nomic data. The Fed delivered its long-awaited rate hike in December, and investors took note of the “Fed dots,” which indicated the possibility of three additional rate hikes in 2017. (Notably, this estimate has rarely been realized, and these expectations are already discounted to some degree in market pricing.) Potential Trump/Republican policies regarding fiscal spending, trade tariffs, and protectionism stoked inflationary pressures; thus, the US yield curve steepened during the quarter. Yields for 10-year and 30-year US Treasury bonds ended the year at 2.45% and 3.07%, respectively. These were over 75 bps higher than their September 30 levels, but were only slightly higher than their 2015 year-end levels. The US market bore the brunt of the backup in rates, while euro zone and Japanese bonds only retraced roughly one-half of their rallies for the year, and the 10-year German and Japanese government bond yields ended the year in barely positive territory. In other parts of the world, bond movements were mixed. Underperformers included Mexico (a flashpoint for US politics/Donald Trump’s election win), Singapore, and Australia.

Credit markets had a poor start to the year as spreads widened across most sectors. Global stagnation fears and concerns over central banks’ ability to prop up growth weighed heavily on these markets in January. By March, credit sectors’ performance reversed dramatically, and high yield corporate bonds outperformed investment-grade corporates, which was a trend that continued almost without interruption as flows were supportive throughout the year. Within the high yield market, the lowest-rated CCC securities outperformed higher quality BB-rated bonds by a wide margin. This pattern was evident across the entire credit spectrum. Investment grade corporate bond spreads narrowed on average to 129 bps by the end of December. This was in contrast to mid-February, when credit spreads were at their widest for the year at 221 bps.

Early in the year, volatility remained elevated in currency markets and the dispersion of returns was quite wide, in line with global macroeconomic and domestic events. The Japanese yen appreciated sharply in February, which may have seemed counterintuitive given the BoJ’s surprise move to negative rates; how-

4  Annual Report

ever, the yen strengthened further, in step with the “flight to quality” Treasury rally. Yen strength was exacerbated by technical factors as short-yen market positioning was painfully reversed.

At year-end, currency markets were extremely active but performance was mixed as volatility increased following the unexpected election result, which favored the US dollar given the more sizable backup in US interest rates. The Japanese yen reversed its strength earlier in the year, weakening considerably in November and December due to Japan’s widening interest differential with the United States. Over the full year, the biggest currency laggards included the Mexican peso (which was hurt by Trump’s election victory), the Turkish lira (weighed down by a surprise coup attempt in Turkey), and the British pound (hurt by the affirmative Brexit vote). We found it interesting that this rate differentials theme overrode what should have been a much weaker dollar, related to higher oil prices that pierced through and stabilized above the psychologically important level of $50 a barrel, based on the surprising agreement by the Organization of the Petroleum Exporting Countries to freeze/cut back on oil production.

Lazard US Corporate Income Portfolio

For the year ended December 31, 2016, the Lazard US Corporate Income Portfolio’s Institutional Shares posted a total return of 10.09%, while Open Shares posted a total return of 9.74%, as compared with the 12.74% return for the Cash Pay Index. The R6 Shares posted a total return of 1.37% for the period since inception on November 3, 2016 through December 31, 2016, as compared with the 1.39% return for the Cash Pay Index for the same period.

The Portfolio underperformed during the year due, in part, to its higher quality focus relative to the Cash Pay Index. The Portfolio’s overweight position in BB rated securities and underweight in B rated securities detracted from performance. In addition, the Portfolio’s shorter maturity structure relative to the Cash Pay Index, hurt performance. The Portfolio’s effective duration was approximately 3.9 years as compared to the Cash Pay Index duration of 4.4 years. Performance was helped by underweight positions in the banking, healthcare, and insurance sectors. Performance was hurt by overweight positions in energy and media. To a lesser extent, an underweight position in the telecommunications sector also detracted from performance. Throughout the market volatility of the past few years, we have maintained our credit discipline. As of December 31, 2016, approximately 72% of the holdings by market value were rated BB- or better by Standard & Poor’s and 87% were rated B+ or better.

Lazard US Short Duration Fixed Income Portfolio

For the year ended December 31, 2016, the Lazard US Short Duration Fixed Income Portfolio’s Institutional Shares posted a total return of 1.00%, while Open Shares posted a total return of 0.70%, as compared with the 0.88% return for the BofA Merrill Lynch 1-3 Year US Treasury® Index.

Overweighting to US financials and energy corporates as well as BBB-rated securities helped performance. Overweight to consumer asset-backed securities (ABS) also helped performance during the year. An underweight to the two-to-three year part of the yield curve hurt performance as this part of the curve outperformed in 2016.

We maintain a duration positioning that is relatively short compared to the index as we are concerned about the possibility of increasing short-term rates. The Portfolio maintains a healthy allocation to credit positions, particularly in BBB corporates. US financials remain a sizable portion of the credit positioning. We have also increased weightings in consumer ABS, which reflects ongoing strength in consumer lending. We remain significantly underweight US Treasury securities as they appear relatively expensive.

Lazard Global Fixed Income Portfolio

For the year ended December 31, 2016, the Lazard Global Fixed Income Portfolio’s Institutional Shares posted a total return of 0.22%, while Open Shares posted a total return of -0.07%, as compared with the 2.09% return for the Bloomberg Barclays Capital Global Aggregate Bond® Index.

The Portfolio’s performance was helped by country allocation, in particular overweight exposures to rela-

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tively high quality debt of countries such as Australia and New Zealand. In addition, the team’s currency management added value through overweight exposure to the Australian dollar and the New Zealand dollar. Underweight exposure to the Japanese yen (specifically in the fourth quarter) and the Korean won also contributed to returns. Performance was also helped by the Portfolio’s sector allocation, which included overweight positions in a diverse selection of global credits and a general underweight in government securities. Conversely, the Portfolio’s under-

weight exposure to core Europe and Japan, and the resulting duration underweight, detracted from performance, as did its exposure to Mexico (on a fully-hedged basis).

The Portfolio management team utilizes forward currency contracts, both opportunistically and defensively, for hedging purposes. In aggregate, currency positioning (defined as the net currency exposure of underlying bonds plus currency hedges) was a positive contributor to relative performance.

Notes to Investment Overviews:

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, such Portfolio’s returns would have been lower. Past performance is not indicative, or a guarantee, of future results. Return for a period of less than one year is not annualized.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of December 31, 2016; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

6 Annual Report

The Lazard Funds, Inc. Performance Overviews

Lazard US Corporate Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Corporate Income Portfolio and Cash Pay Index*

Average Annual Total Returns*

Periods Ended December 31, 2016

	One Year	Five Years	Ten Years	Since Inception†
Institutional Shares**	10.09%	6.08%	5.80%	4.34%
Open Shares**	9.74%	5.76%	5.51%	3.81%
R6 Shares**	N/A	N/A	N/A	1.37%
Cash Pay Index	12.74%	7.05%	6.29%	6.52% (Institutional Shares) 6.47% (Open Shares) 1.39%
				(R6 Shares)

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.

Performance results do not include adjustments made for financial reporting purposes in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The Portfolio was previously known as Lazard U.S. High Yield Portfolio. As of June 28, 2013, the Portfolio changed its name to Lazard US Corporate Income Portfolio and changed its policy with respect to the investment of 80% of its assets and certain related policies. The Portfolio invests at least 80% of its assets in fixed-income securities issued by corporations or other non-government issuers similar to corporations, which securities are tied economically to the US.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Cash Pay Index is the BofA Merrill Lynch BB-B US Cash Pay Non-Distressed High Yield® Index which is constructed to mirror the BB-B non distressed sector of the public high yield corporate debt market and is a subset of the BofA Merrill Lynch High Yield Cash Pay® Index. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares, Open Shares and R6 Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was January 2, 1998, for the Open Shares was February 24, 1998 and for the R6 Shares was November 3, 2016.

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Lazard US Short Duration Fixed Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Short Duration Fixed Income Portfolio and BofA Merrill Lynch 1-3 Year US Treasury® Index*

Average Annual Total Returns*

Periods Ended December 31, 2016

	One Year	Five Years	Since Inception†
Institutional Shares**	1.00%	0.53%	1.21%
Open Shares**	0.70%	0.47%	1.11%
BofA Merrill Lynch 1-3 Year US Treasury Index	0.88%	0.57%	0.74%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The Portfolio was previously known as Lazard U.S. Municipal Portfolio. As of June 28, 2013, the Portfolio changed its name to Lazard US Short Duration Fixed Income Portfolio and changed its investment objective and investment strategy and policies (including the policy with respect to the investment of 80% of its assets). The Portfolio invests at least 80% of its assets in fixed-income securities of US issuers, including US government securities, corporate securities, mortgage-related and asset-backed securities, convertible securities, municipal securities, structured products, preferred stocks and inflation-indexed securities.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The BofA Merrill Lynch 1-3 Year US Treasury Index tracks the performance of the direct sovereign debt of the US Government having a maturity of at least one year and less than three years. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was February 28, 2011.

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Lazard Global Fixed Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Fixed Income Portfolio and Bloomberg Barclays Capital Global Aggregate Bond® Index*

Average Annual Total Returns*

Periods Ended December 31, 2016

	One Year	Since Inception†
Institutional Shares**	0.22%	–1.00%
Open Shares**	–0.07%	–1.29%
Bloomberg Barclays Capital Global Aggregate Bond Index	2.09%	0.04%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Bloomberg Barclays Capital Global Aggregate Bond Index provides a broad-based measure of global investment-grade fixed-income debt markets, including government-related debt, corporate debt, securitized debt, and global Treasury. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was March 30, 2012.

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The Lazard Funds, Inc. Information About Your Portfolio’s Expenses

Expense Example

As a shareholder in a Portfolio of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2016 through December 31, 2016 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Portfolio	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16	Annualized Expense Ratio During Period 7/1/16 - 12/31/16

US Corporate Income
Institutional Shares
Actual	$1,000.00	$1,040.80	$2.82	0.55%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.37	$2.80	0.55%
Open Shares
Actual	$1,000.00	$1,039.20	$4.36	0.85%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.86	$4.32	0.85%
R6 Shares†
Actual	$1,000.00	$1,000.00	$0.87	0.55%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,007.05	$0.87	0.55%

US Short Duration Fixed Income
Institutional Shares
Actual	$1,000.00	$1,000.50	$2.01	0.40%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.13	$2.03	0.40%
Open Shares
Actual	$1,000.00	$998.00	$3.52	0.70%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.62	$3.56	0.70%

Global Fixed Income
Institutional Shares
Actual	$1,000.00	$941.00	$3.71	0.76%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.32	$3.86	0.76%
Open Shares
Actual	$1,000.00	$939.60	$5.17	1.06%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.81	$5.38	1.06%

*	Expenses are equal to the annualized expense ratio, net of expense waivers and reimbursements, of each Share class multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).
†	The inception date for the R6 Shares was November 3, 2016.

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The Lazard Funds, Inc. Portfolio Holdings Presented by Credit Rating December 31, 2016

S&P Credit Rating*	Lazard US Corporate Income Portfolio	Lazard US Short Duration Fixed Income Portfolio	Lazard Global Fixed Income Portfolio

AAA	—%	5.1%	12.4%
AA+	—	43.5	15.2
AA	—	—	1.5
AA-	—	2.3	9.4
A+	—	0.7	7.7
A	—	4.0	8.5
A-	—	5.6	8.3
BBB+	—	20.2	9.7
BBB	1.8	5.0	3.4
BBB-	7.8	2.0	5.9
BB+	16.6	—	3.6
BB	19.6	—	0.5
BB-	24.3	—	0.5
B+	14.1	—	—
B	8.9	—	—
B-	2.7	—	—
CCC+	1.1	—	—
NA	0.6	9.5	5.7
NR	0.2	—	3.1
Short-Term Investments	2.3	2.1	4.6
Total Investments	100.0%	100.0%	100.0%

*	Represents percentage of total investments.

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The Lazard Funds, Inc. Portfolios of Investments December 31, 2016

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio

Corporate Bonds | 95.8%

Aerospace & Defense | 1.2%
Bombardier, Inc., 7.750%, 03/15/20 (a)	$975	$1,026,188
KLX, Inc., 5.875%, 12/01/22 (a)	1,400	1,442,000
Triumph Group, Inc., 4.875%, 04/01/21	1,400	1,313,200
		3,781,388
Auto Components | 0.6%
The Goodyear Tire & Rubber Co., 5.125%, 11/15/23	1,800	1,854,000

Automobiles | 0.6%
Fiat Chrysler Automobiles NV, 5.250%, 04/15/23	1,800	1,832,940

Beverages | 0.3%
Constellation Brands, Inc., 7.250%, 05/15/17	950	969,000

Biotechnology | 0.5%
Grifols Worldwide Operations, Ltd., 5.250%, 04/01/22	1,475	1,526,625

Building Products | 0.8%
Griffon Corp., 5.250%, 03/01/22	1,800	1,823,850
USG Corp., 8.250%, 01/15/18	675	714,656
		2,538,506
Capital Markets | 1.6%
Icahn Enterprises LP, 6.000%, 08/01/20	1,500	1,531,875
MPT Operating Partnership LP, 6.375%, 03/01/24	1,810	1,893,713
PetSmart, Inc., 7.125%, 03/15/23 (a)	1,600	1,632,000
		5,057,588
Description	Principal Amount (000)	Fair Value

Chemicals | 3.4%
Chemtura Corp., 5.750%, 07/15/21	$1,400	$1,456,000
Huntsman International LLC, 4.875%, 11/15/20	1,600	1,658,000
Mosaic Global Holdings, Inc., 7.300%, 01/15/28	775	896,002
NOVA Chemicals Corp., 5.250%, 08/01/23 (a)	1,800	1,818,000
Platform Specialty Products Corp., 6.500%, 02/01/22 (a)	1,700	1,712,750
Westlake Chemical Corp., 4.625%, 02/15/21 (a)	1,400	1,449,000
WR Grace & Co-Conn, 5.125%, 10/01/21 (a)	1,700	1,772,250
		10,762,002
Commercial Services & Supplies | 3.8%
ACCO Brands Corp.:
6.750%, 04/30/20	1,750	1,837,500
5.250%, 12/15/24 (a)	1,800	1,812,384
Ashtead Capital, Inc., 6.500%, 07/15/22 (a)	1,700	1,780,750
Avis Budget Car Finance, Inc., 5.125%, 06/01/22 (a)	1,600	1,568,000
Clean Harbors, Inc., 5.250%, 08/01/20	1,750	1,791,562
The ADT Corp., 6.250%, 10/15/21	1,400	1,519,000
West Corp., 5.375%, 07/15/22 (a)	1,750	1,690,938
		12,000,134
Communications Equipment | 1.1%
CommScope, Inc., 5.000%, 06/15/21 (a)	1,500	1,545,000
Plantronics, Inc., 5.500%, 05/31/23 (a)	1,750	1,767,500
		3,312,500
Construction Materials | 0.6%
Standard Industries, Inc., 5.375%, 11/15/24 (a)	1,750	1,798,125

The accompanying notes are an integral part of these financial statements.

Annual Report  13

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

Containers & Packaging | 4.4%
Ball Corp., 4.000%, 11/15/23	$1,900	$1,862,000
Cascades, Inc., 5.500%, 07/15/22 (a)	1,500	1,522,500
Crown Americas LLC, 4.500%, 01/15/23	1,800	1,836,000
Owens-Brockway Glass Container, Inc., 5.000%, 01/15/22 (a)	1,892	1,934,570
Reynolds Group Issuer, Inc., 5.750%, 10/15/20	1,500	1,546,875
Sealed Air Corp., 4.875%, 12/01/22 (a)	1,700	1,746,750
Silgan Holdings, Inc., 5.000%, 04/01/20	1,475	1,500,812
Smurfit Kappa Acquisitions, 4.875%, 09/15/18 (a)	1,050	1,078,875
Smurfit Kappa Treasury Funding, Ltd., 7.500%, 11/20/25	750	870,000
		13,898,382
Diversified Consumer Services | 0.6%
The ServiceMaster Co. LLC, 5.125%, 11/15/24 (a)	1,800	1,827,000

Diversified Financial Services | 1.7%
Herc Rentals, Inc., 7.750%, 06/01/24 (a)	1,700	1,787,125
INEOS Group Holdings SA, 5.625%, 08/01/24 (a)	1,700	1,687,250
Level 3 Financing, Inc., 5.125%, 05/01/23	1,800	1,806,750
		5,281,125

Diversified Telecommunication Services | 2.3%
CenturyLink, Inc., 5.625%, 04/01/20	1,800	1,903,500
Frontier Communications Corp., 8.125%, 10/01/18	1,500	1,620,000
Hughes Satellite Systems Corp., 5.250%, 08/01/26 (a)	1,891	1,853,180
SBA Communications Corp., 4.875%, 09/01/24 (a)	1,800	1,777,500
		7,154,180
Description	Principal Amount (000)	Fair Value

Electronic Equipment, Instruments & Components | 0.6%
Belden, Inc., 5.500%, 09/01/22 (a)	$1,750	$1,802,500

Energy Equipment & Services | 0.8%
Transocean, Inc., 9.000%, 07/15/23 (a)	1,250	1,281,250
Weatherford International, Ltd., 8.250%, 06/15/23	1,250	1,271,875
		2,553,125
Equity Real Estate Investment Trusts (REITs) | 3.4%
Communications Sales & Leasing, Inc., 6.000%, 04/15/23 (a)	1,700	1,755,250
Crown Castle International Corp., 4.875%, 04/15/22	1,500	1,597,200
Equinix, Inc., 4.875%, 04/01/20	1,872	1,928,160
ESH Hospitality, Inc., 5.250%, 05/01/25 (a)	1,800	1,791,000
Iron Mountain, Inc., 6.000%, 08/15/23	1,700	1,806,250
RHP Hotel Properties LP, 5.000%, 04/15/23	1,775	1,792,750
		10,670,610
Food & Staples Retailing | 1.7%
Albertsons Cos. LLC, 6.625%, 06/15/24 (a)	1,750	1,824,375
Ingles Markets, Inc., 5.750%, 06/15/23	1,750	1,798,125
Performance Food Group, Inc., 5.500%, 06/01/24 (a)	1,805	1,818,537
		5,441,037
Food Products | 2.4%
B&G Foods, Inc., 4.625%, 06/01/21	1,500	1,530,000
Darling Ingredients, Inc., 5.375%, 01/15/22	850	881,875
Lamb Weston Holdings, Inc., 4.625%, 11/01/24 (a)	1,800	1,804,500
Post Holdings, Inc., 5.000%, 08/15/26 (a)	1,800	1,723,500
TreeHouse Foods, Inc., 4.875%, 03/15/22	1,500	1,537,500
		7,477,375

The accompanying notes are an integral part of these financial statements.

14  Annual Report

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

Gas Utilities | 0.9%
AmeriGas Partners LP, 5.625%, 05/20/24	$1,800	$1,840,500
Ferrellgas LP, 6.500%, 05/01/21	500	495,000
Ferrellgas Partners LP, 8.625%, 06/15/20	520	512,200
		2,847,700
Health Care Equipment & Supplies | 1.2%
Hill-Rom Holdings, Inc., 5.750%, 09/01/23 (a)	1,800	1,858,500
Hologic, Inc., 5.250%, 07/15/22 (a)	1,800	1,894,500
		3,753,000
Health Care Providers & Services | 4.8%
Centene Corp., 6.125%, 02/15/24	1,750	1,844,062
Community Health Systems, Inc., 8.000%, 11/15/19	1,400	1,162,000
DaVita, Inc., 5.125%, 07/15/24	1,800	1,795,500
Fresenius Medical Care US Finance II, Inc., 5.625%, 07/31/19 (a)	1,097	1,168,305
HCA, Inc., 6.500%, 02/15/20	1,600	1,750,400
HealthSouth Corp., 5.125%, 03/15/23	1,801	1,782,990
LifePoint Health, Inc.:
5.500%, 12/01/21	1,400	1,456,000
5.875%, 12/01/23	400	405,000
Molina Healthcare, Inc., 5.375%, 11/15/22	1,700	1,725,500
Tenet Healthcare Corp.:
4.750%, 06/01/20	700	703,500
4.375%, 10/01/21	1,250	1,231,250
		15,024,507
Hotels, Restaurants & Leisure | 6.9%
1011778 BC ULC, 4.625%, 01/15/22 (a)	1,800	1,836,000
Boyd Gaming Corp., 6.875%, 05/15/23	1,700	1,827,500
Brinker International, Inc., 5.000%, 10/01/24 (a)	2,000	1,995,000
Cedar Fair LP, 5.250%, 03/15/21	1,800	1,858,500
Description	Principal Amount (000)	Fair Value

Cinemark USA, Inc., 4.875%, 06/01/23	$1,800	$1,822,500
Diamond Resorts International, Inc., 7.750%, 09/01/23 (a)	1,500	1,515,000
GLP Capital LP, 4.875%, 11/01/20	1,500	1,575,000
Hilton Worldwide Finance LLC, 5.625%, 10/15/21	1,750	1,807,750
International Game Technology PLC:
5.625%, 02/15/20 (a)	250	263,750
6.250%, 02/15/22 (a)	1,450	1,555,125
MGM Resorts International:
6.625%, 12/15/21	1,000	1,117,500
4.625%, 09/01/26	800	770,000
Six Flags Entertainment Corp., 5.250%, 01/15/21 (a)	1,400	1,431,500
Wynn Las Vegas LLC, 5.375%, 03/15/22	2,007	2,054,666
		21,429,791
Household Durables | 0.6%
Tempur Sealy International, Inc., 5.625%, 10/15/23	1,750	1,806,875

Household Products | 0.6%
Energizer Holdings, Inc., 5.500%, 06/15/25 (a)	1,750	1,754,375

Independent Power & Renewable Electricity Producers | 0.9%
AES Corp., 7.375%, 07/01/21	1,095	1,219,721
Calpine Corp., 6.000%, 01/15/22 (a)	1,500	1,567,500
		2,787,221
Internet & Direct Marketing Retail | 0.5%
Netflix, Inc., 5.375%, 02/01/21	1,450	1,558,750

Internet Software & Services | 0.6%
VeriSign, Inc., 4.625%, 05/01/23	1,800	1,827,000

IT Services | 0.6%
First Data Corp.:
6.750%, 11/01/20 (a)	260	269,750
5.375%, 08/15/23 (a)	1,600	1,660,000
		1,929,750

The accompanying notes are an integral part of these financial statements.

Annual Report  15

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

Machinery | 1.6%
Amsted Industries, Inc., 5.000%, 03/15/22 (a)	$1,700	$1,700,000
SPX FLOW, Inc., 5.625%, 08/15/24 (a)	1,750	1,763,125
Terex Corp., 6.500%, 04/01/20	1,600	1,632,000
		5,095,125
Marine | 0.2%
Hapag-Lloyd AG, 9.750%, 10/15/17 (a)	533	533,000

Media | 13.6%
AMC Networks, Inc., 4.750%, 12/15/22	1,500	1,507,500
Cable One, Inc., 5.750%, 06/15/22 (a)	1,750	1,802,500
Cablevision Systems Corp., 7.750%, 04/15/18	1,500	1,582,500
CBS Radio, Inc., 7.250%, 11/01/24 (a)	1,500	1,567,500
CCO Holdings LLC, 5.250%, 03/15/21	1,950	2,008,500
Cequel Communications Holdings I LLC, 6.375%, 09/15/20 (a)	1,800	1,854,000
Clear Channel Worldwide Holdings, Inc., 6.500%, 11/15/22	1,750	1,789,375
DISH DBS Corp., 5.125%, 05/01/20	1,600	1,656,000
Lamar Media Corp., 5.875%, 02/01/22	1,685	1,735,550
LIN Television Corp., 5.875%, 11/15/22	1,750	1,780,625
Live Nation Entertainment, Inc., 4.875%, 11/01/24 (a)	1,800	1,804,500
Mediacom Broadband LLC, 5.500%, 04/15/21	1,500	1,533,750
Outfront Media Capital LLC, 5.250%, 02/15/22	1,500	1,556,250
Regal Entertainment Group, 5.750%, 03/15/22	1,850	1,937,875
Sinclair Television Group, Inc., 5.375%, 04/01/21	1,900	1,957,000
Description	Principal Amount (000)	Fair Value

Sirius XM Radio, Inc.:
5.750%, 08/01/21 (a)	$1,500	$1,561,875
5.375%, 04/15/25 (a)	400	398,000
Starz LLC, 5.000%, 09/15/19	725	732,250
TEGNA, Inc., 6.375%, 10/15/23	1,900	2,010,485
The McClatchy Co., 9.000%, 12/15/22	1,100	1,171,500
Time, Inc., 5.750%, 04/15/22 (a)	1,425	1,474,875
Tribune Media Co., 5.875%, 07/15/22	1,800	1,824,750
Unitymedia Hessen GmbH & Co. KG, 5.500%, 01/15/23 (a)	1,800	1,874,250
Univision Communications, Inc., 5.125%, 05/15/23 (a)	1,800	1,773,000
Videotron, Ltd., 5.000%, 07/15/22	1,808	1,853,200
WMG Acquisition Corp., 4.875%, 11/01/24 (a)	1,850	1,840,750
		42,588,360
Metals & Mining | 3.2%
Alcoa Nederland Holding BV, 6.750%, 09/30/24 (a)	1,800	1,953,000
Anglo American Capital PLC, 4.875%, 05/14/25 (a)	1,900	1,926,125
ArcelorMittal, 6.500%, 03/01/21	1,400	1,533,000
Freeport-McMoRan, Inc., 4.550%, 11/14/24	2,200	2,062,500
Glencore Funding LLC, 4.625%, 04/29/24 (a)	2,000	2,045,000
Tronox Finance LLC, 6.375%, 08/15/20	650	607,750
		10,127,375
Multiline Retail | 1.2%
Dollar Tree, Inc., 5.750%, 03/01/23	1,750	1,852,935
J.C. Penney Corp., Inc., 5.875%, 07/01/23 (a)	1,800	1,856,250
		3,709,185
Oil, Gas & Consumable Fuels | 12.5%
Antero Resources Corp., 5.125%, 12/01/22	1,850	1,868,500
Cenovus Energy, Inc., 3.800%, 09/15/23	2,000	1,949,986

The accompanying notes are an integral part of these financial statements.

16  Annual Report

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

Continental Resources, Inc., 4.500%, 04/15/23	$2,000	$1,960,000
Diamondback Energy, Inc., 4.750%, 11/01/24 (a)	1,800	1,764,000
Energy Transfer Equity LP:
7.500%, 10/15/20	1,250	1,393,750
5.875%, 01/15/24	750	774,375
Gulfport Energy Corp., 6.000%, 10/15/24 (a)	1,700	1,729,750
Holly Energy Partners LP, 6.000%, 08/01/24 (a)	1,840	1,918,200
Kinder Morgan, Inc.:
7.000%, 06/15/17	650	665,069
5.000%, 02/15/21 (a)	1,275	1,357,039
Murphy Oil Corp., 6.875%, 08/15/24	1,500	1,597,500
Newfield Exploration Co., 5.625%, 07/01/24	1,900	1,980,750
Northern Tier Energy LLC, 7.125%, 11/15/20	1,250	1,298,437
ONEOK Partners LP, 5.000%, 09/15/23	2,000	2,174,044
PBF Holding Co. LLC:
8.250%, 02/15/20	900	922,500
7.000%, 11/15/23 (a)	900	895,500
Range Resources Corp., 5.000%, 08/15/22 (a)	1,700	1,689,375
Regency Energy Partners LP, 5.750%, 09/01/20	1,300	1,404,797
Rockies Express Pipeline LLC, 6.850%, 07/15/18 (a)	1,450	1,531,562
Southwestern Energy Co., 6.700%, 01/23/25	1,800	1,840,500
Suburban Propane Partners LP, 7.375%, 08/01/21	1,531	1,584,585
Sunoco LP, 6.375%, 04/01/23	1,700	1,721,250
Targa Resources Partners LP, 5.250%, 05/01/23	1,800	1,818,000
Tesoro Logistics LP, 6.125%, 10/15/21	1,383	1,452,150
Whiting Petroleum Corp., 5.750%, 03/15/21	900	896,256
WPX Energy, Inc., 6.000%, 01/15/22	900	922,500
		39,110,375
Description	Principal Amount (000)	Fair Value

Personal Products | 1.0%
First Quality Finance Co., Inc., 4.625%, 05/15/21 (a)	$1,500	$1,485,000
Revlon Consumer Products Corp., 6.250%, 08/01/24	1,750	1,793,750
		3,278,750
Pharmaceuticals | 1.0%
Endo Finance LLC, 5.750%, 01/15/22 (a)	1,600	1,424,000
Mallinckrodt International Finance SA, 5.750%, 08/01/22 (a)	1,700	1,636,250
		3,060,250
Professional Services | 1.2%
IHS Markit, Ltd., 5.000%, 11/01/22 (a)	1,750	1,815,625
Nielsen Finance LLC, 5.000%, 04/15/22 (a)	1,800	1,831,500
		3,647,125
Real Estate Management & Development | 0.5%
DuPont Fabros Technology LP, 5.875%, 09/15/21	1,400	1,464,750

Road & Rail | 0.5%
The Hertz Corp., 5.500%, 10/15/24 (a)	1,800	1,572,750

Semiconductors & Semiconductor Equipment | 0.5%
Amkor Technology, Inc., 6.625%, 06/01/21	1,400	1,438,500

Software | 1.0%
Inception Merger Sub, Inc., 8.625%, 11/15/24 (a)	1,500	1,587,675
Nuance Communications, Inc., 5.375%, 08/15/20 (a)	1,373	1,412,474
		3,000,149
Specialty Retail | 1.2%
Group 1 Automotive, Inc., 5.000%, 06/01/22	1,912	1,888,100
Penske Automotive Group, Inc., 5.500%, 05/15/26	1,800	1,777,500
		3,665,600

The accompanying notes are an integral part of these financial statements.

Annual Report  17

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (concluded)

Technology Hardware, Storage & Peripherals | 2.3%
Diamond 1 Finance Corp., 7.125%, 06/15/24 (a)	$1,775	$1,969,757
NCR Corp., 4.625%, 02/15/21	1,568	1,596,224
Seagate HDD Cayman, 4.750%, 01/01/25	1,900	1,810,120
Western Digital Corp., 7.375%, 04/01/23 (a)	1,700	1,870,000
		7,246,101
Trading Companies & Distributors | 2.6%
Aircastle, Ltd., 5.125%, 03/15/21	1,500	1,597,500
HD Supply, Inc., 5.250%, 12/15/21 (a)	1,500	1,582,500
International Lease Finance Corp., 8.750%, 03/15/17	500	506,875
United Rentals North America, Inc.:
4.625%, 07/15/23	1,100	1,122,000
5.750%, 11/15/24	1,650	1,732,500
WESCO Distribution, Inc., 5.375%, 12/15/21	1,600	1,652,000
		8,193,375
Description	Principal Amount (000)	Fair Value

Wireless Telecommunication Services | 1.7%
Inmarsat Finance PLC, 4.875%, 05/15/22 (a)	$1,750	$1,701,875
Sprint Capital Corp., 6.900%, 05/01/19	1,475	1,561,656
T-Mobile USA, Inc., 6.250%, 04/01/21	1,850	1,924,000
		5,187,531
Total Corporate Bonds (Cost $293,585,846)		299,175,412

Description	Shares	Fair Value

Short-Term Investment | 2.2%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.40% (7 day yield) (Cost $6,991,667)	6,991,667	$6,991,667

Total Investments | 98.0% (Cost $300,577,513) (b)		$306,167,079

Cash and Other Assets in Excess of Liabilities | 2.0%		6,144,955

Net Assets | 100.0%		$312,312,034

The accompanying notes are an integral part of these financial statements.

18  Annual Report

Description	Principal Amount (000)	Fair Value

Lazard US Short Duration Fixed Income Portfolio

Asset-Backed Securities | 16.7%

Automobiles | 11.9%
Ally Auto Receivables Trust:
1.390%, 09/16/19	$1,275	$1,275,917
1.470%, 04/15/20	1,750	1,750,698
BMW Vehicle Lease Trust, 1.400%, 09/20/18	2,175	2,176,946
GM Financial Automobile Leasing Trust, 1.610%, 12/20/19	2,225	2,218,001
GMF Floorplan Owner Revolving Trust, 1.650%, 05/15/20 (a)	1,200	1,198,924
Mercedes-Benz Auto Lease Trust, 1.350%, 08/15/19	1,325	1,321,234
World Omni Automobile Lease Securitization Trust, 1.450%, 08/15/19	2,350	2,342,953
		12,284,673
Banks | 4.8%
Citibank Credit Card Issuance Trust, 5.650%, 09/20/19	2,550	2,629,026
Wells Fargo Bank NA, 1.750%, 05/24/19	2,385	2,372,548
		5,001,574
Total Asset-Backed Securities (Cost $17,388,425)		17,286,247

Corporate Bonds | 35.3%

Banks | 11.7%
Bank of America Corp.:
2.000%, 01/11/18	3,287	3,294,330
5.650%, 05/01/18	900	942,853
Citigroup, Inc.:
1.800%, 02/05/18	3,360	3,358,999
2.050%, 06/07/19	843	839,466
JPMorgan Chase & Co., 6.300%, 04/23/19	3,325	3,631,951
		12,067,599
Biotechnology | 4.1%
AbbVie, Inc., 1.800%, 05/14/18	2,100	2,101,268
Amgen, Inc., 5.700%, 02/01/19	1,983	2,130,603
		4,231,871
Description	Principal Amount (000)	Fair Value

Capital Markets | 7.6%
Morgan Stanley, 2.125%, 04/25/18	$3,991	$4,006,338
The Goldman Sachs Group, Inc., 7.500%, 02/15/19	3,475	3,850,960
		7,857,298
Consumer Finance | 2.1%
Ford Motor Credit Co. LLC, 5.000%, 05/15/18	2,125	2,207,865

Diversified Telecommunication Services | 2.1%
Verizon Communications, Inc., 3.650%, 09/14/18	2,135	2,205,092

Food & Staples Retailing | 3.7%
CVS Health Corp., 1.900%, 07/20/18	2,175	2,182,995
The Kroger Co., 2.300%, 01/15/19	1,575	1,584,239
		3,767,234
Oil, Gas & Consumable Fuels | 3.2%
Marathon Oil Corp., 6.000%, 10/01/17	1,959	2,017,423
ONEOK Partners LP, 2.000%, 10/01/17	1,300	1,303,532
		3,320,955
Semiconductors & Semiconductor Equipment | 0.8%
QUALCOMM, Inc., 1.400%, 05/18/18	775	774,779

Total Corporate Bonds (Cost $36,553,787)		36,432,693

Municipal Bonds | 1.9%

Kentucky | 1.9%

Kentucky State Asset Liability Commission General Funding Revenue, 3.165%, 04/01/18 (Cost $1,965,274)	1,939	1,953,687

The accompanying notes are an integral part of these financial statements.

Annual Report  19

Description	Principal Amount (000)	Fair Value

Lazard US Short Duration Fixed Income Portfolio (concluded)

US Government Securities | 23.0%

Mortgage-Backed Securities | 23.0%
Federal Home Loan Mortgage Corp.:
Pool# 1B4676, 3.023%, 05/01/40 (c)	$616	$653,901
Pool# 1B8709, 2.689%, 08/01/34 (c)	1,630	1,713,961
Pool# 1H2577, 2.777%, 09/01/35 (c)	955	1,009,184
Pool# 848138, 2.815%, 07/01/38 (c)	885	937,120
Pool# 848514, 2.927%, 03/01/32 (c)	1,822	1,919,586
Pool# 848517, 2.791%, 12/01/34 (c)	1,229	1,299,570
Pool# 849414, 2.814%, 07/01/35 (c)	1,571	1,657,451
Pool# G13867, 5.000%, 06/01/25	368	394,323
Federal National Mortgage Association:
Pool# 725296, 2.636%, 03/01/34 (c)	714	751,428
Pool# 725429, 5.000%, 05/01/19	220	225,705
Pool# 889735, 5.500%, 07/01/23	308	332,476
Pool# 889828, 5.000%, 10/01/19	162	166,660
Pool# 963058, 3.025%, 05/01/38 (c)	686	728,290
Pool# 995609, 3.107%, 04/01/35 (c)	827	877,414
Pool# AD0701, 2.812%, 02/01/37 (c)	919	964,002
Pool# AE0149, 2.700%, 12/01/36 (c)	804	850,813
Pool# AE0315, 4.500%, 02/01/21	58	59,908
Pool# AE0887, 3.016%, 09/01/40 (c)	370	391,834
Pool# AL0345, 3.023%, 11/01/35 (c)	708	748,587
Pool# AL3232, 3.072%, 02/01/40 (c)	405	429,656
Pool# AL3260, 2.976%, 07/01/38 (c)	490	522,190
Pool# AL3739, 2.742%, 07/01/38 (c)	273	287,512
Pool# AL3746, 2.734%, 01/01/37 (c)	934	985,002
Pool# AL3941, 6.000%, 03/01/24	379	403,806
Pool# AL4118, 3.136%, 05/01/35 (c)	592	621,240
Pool# AL4545, 2.738%, 05/01/39 (c)	737	776,774
Pool# AL4660, 2.908%, 11/01/41 (c)	791	837,653
Pool# AL5574, 2.712%, 12/01/40 (c)	1,301	1,370,895
Pool# AL5642, 2.775%, 05/01/39 (c)	1,679	1,770,875

Total US Government Securities (Cost $23,723,145)		23,687,816

US Treasury Securities | 20.2%
US Treasury Notes:
1.375%, 02/28/19	7,490	7,509,062
1.625%, 03/31/19	13,280	13,381,446

Total US Treasury Securities (Cost $21,056,611)		20,890,508
Description	Shares	Fair Value

Short-Term Investment | 2.1%

State Street Institutional Treasury Money Market Fund, Premier Class, 0.40% (7 day yield)
(Cost $2,187,152)	2,187,152	$2,187,152

Total Investments | 99.2% (Cost $102,874,394) (b)		$102,438,103

Cash and Other Assets in Excess of Liabilities | 0.8%		779,950

Net Assets | 100.0%		$103,218,053

The accompanying notes are an integral part of these financial statements.

20  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Fixed Income Portfolio

Corporate Bonds | 41.3%

Australia | 2.6%
Telstra Corp., Ltd.:
4.000%, 11/15/17	AUD	110	$80,362
4.000%, 09/16/22	AUD	10	7,380
Toyota Finance Australia, Ltd., 4.250%, 05/15/19	AUD	35	26,083
			113,825
Belgium | 1.3%
Anheuser-Busch InBev Finance, Inc., 2.650%, 02/01/21	USD	55	55,252

Canada | 3.1%
Shaw Communications, Inc., 5.650%, 10/01/19	CAD	55	44,706
The Toronto-Dominion Bank:
2.250%, 11/05/19	USD	55	55,300
2.621%, 12/22/21	CAD	45	34,373
			134,379
France | 1.6%
Orange SA, 5.375%, 07/08/19	USD	65	70,017

Germany | 2.8%
BMW Finance NV, 3.375%, 12/14/18	GBP	60	77,684
Fresenius Medical Care US Finance II, Inc., 4.125%, 10/15/20	USD	40	41,400
			119,084
Netherlands | 1.4%
Bank Nederlandse Gemeenten NV, 5.000%, 09/16/20	NZD	80	58,152

Norway | 1.5%
Statoil ASA, 3.700%, 03/01/24	USD	60	62,729

United Kingdom | 4.1%
GKN Holdings PLC, 6.750%, 10/28/19	GBP	30	42,144
Rolls-Royce PLC, 6.750%, 04/30/19	GBP	50	70,072
SSE PLC, 5.000%, 10/01/18	GBP	50	66,150
			178,366
Description	Security Currency	Principal Amount (000)	Fair Value

United States | 22.9%
Alphabet, Inc., 3.625%, 05/19/21	USD	25	$26,489
Amazon.com, Inc., 3.800%, 12/05/24	USD	45	47,230
Apple, Inc., 3.850%, 05/04/43	USD	95	90,661
Citigroup, Inc., 3.305%, 05/04/21 (c)	AUD	95	68,856
Constellation Brands, Inc., 7.250%, 05/15/17	USD	30	30,600
General Electric Co., 5.500%, 02/01/17	NZD	90	62,667
HCA, Inc., 6.500%, 02/15/20	USD	25	27,350
John Deere Canada Funding, Inc.:
2.300%, 01/17/18	CAD	35	26,368
2.050%, 09/17/20	CAD	35	26,179
John Deere Capital Corp., 2.300%, 09/16/19	USD	40	40,415
JPMorgan Chase & Co., 4.500%, 01/24/22	USD	45	48,482
Microsoft Corp., 4.450%, 11/03/45	USD	70	74,427
Nestle Holdings, Inc.:
2.500%, 07/10/17	NOK	250	29,117
2.750%, 04/15/20	NOK	340	41,182
NIKE, Inc., 2.375%, 11/01/26	USD	40	37,680
Sealed Air Corp., 4.875%, 12/01/22	USD	20	20,550
The Goldman Sachs Group, Inc.:
5.200%, 12/17/19	NZD	110	78,599
3.625%, 01/22/23	USD	15	15,306
The Home Depot, Inc., 2.625%, 06/01/22	USD	45	45,169
Union Pacific Corp., 4.163%, 07/15/22	USD	40	43,061
United Rentals North America, Inc., 4.625%, 07/15/23	USD	45	45,900
Valero Energy Corp., 6.125%, 02/01/20	USD	30	33,092
Wells Fargo & Co., 3.075%, 07/27/21 (c)	AUD	35	25,345
			984,725
Total Corporate Bonds (Cost $1,904,724)			1,776,529

The accompanying notes are an integral part of these financial statements.

Annual Report  21

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Fixed Income Portfolio (continued)

Foreign Government Obligations | 38.0%

Australia | 1.9%
Queensland Treasury Corp., 5.500%, 06/21/21	AUD	55	$44,699
Western Australian Treasury Corp., 6.000%, 10/16/23	AUD	45	38,638
			83,337
Bahamas | 1.8%
Commonwealth of Bahamas, 6.950%, 11/20/29	USD	70	75,775

Canada | 3.5%
City of Vancouver, 2.900%, 11/20/25	CAD	50	37,759
Province of Ontario, 2.450%, 06/29/22	USD	45	44,926
Province of Quebec, 3.500%, 07/29/20	USD	65	68,461
			151,146
Chile | 1.4%
Republic of Chile, 5.500%, 08/05/20	CLP	37,500	58,765

Czech Republic | 1.5%
Czech Republic, 0.060%, 12/09/20 (c)	CZK	1,650	65,530

Dominican Republic | 0.5%
Dominican Republic, 9.040%, 01/23/18	USD	20	20,313

Hungary | 2.0%
Hungary Government Bond, 5.500%, 06/24/25	HUF	21,540	87,533

Ireland | 1.3%
Irish Treasury, 3.400%, 03/18/24	EUR	45	57,593
Description	Security Currency	Principal Amount (000)	Fair Value

Mexico | 3.3%
Mexican Bonos:
6.500%, 06/09/22	MXN	1,410	$65,639
7.750%, 05/29/31	MXN	450	21,707
United Mexican States, 6.750%, 02/06/24	GBP	38	56,139
			143,485
New Zealand | 3.7%
New Zealand Government Bonds:
6.000%, 12/15/17	NZD	50	35,893
3.000%, 04/15/20	NZD	130	91,708
6.000%, 05/15/21	NZD	40	30,633
			158,234
Norway | 2.9%
Oslo Kommune, 3.550%, 02/12/21	NOK	1,000	122,626

Philippines | 2.8%
Republic of Philippines, 4.950%, 01/15/21	PHP	6,000	119,487

Poland | 4.3%
Poland Government Bond, 1.790%, 01/25/21 (c)	PLN	555	130,421
Republic of Poland, 3.000%, 03/17/23	USD	55	53,890
			184,311
Romania | 1.8%
Romanian Government Bonds:
3.625%, 04/24/24	EUR	28	32,900
4.750%, 02/24/25	RON	175	43,945
			76,845
Singapore | 3.2%
Singapore Government Bond, 3.000%, 09/01/24	SGD	190	136,712

Spain | 2.1%
Spain Government Bonds:
1.600%, 04/30/25	EUR	40	43,582
1.950%, 07/30/30	EUR	45	48,206
			91,788
Total Foreign Government Obligations (Cost $1,807,435)			1,633,480

The accompanying notes are an integral part of these financial statements.

22  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Fixed Income Portfolio (continued)

Quasi Government Bonds | 1.2%

Canada | 0.7%
Hydro-Quebec, 9.625%, 07/15/22	CAD	30	$31,373

Germany | 0.5%
Landeskreditbank Baden-Wuerttemberg Foerderbank, 3.000%, 05/22/17	NOK	160	18,635

Total Quasi Government Bonds (Cost $61,029)			50,008

Supranationals | 7.3%
Asian Development Bank, 2.125%, 03/19/25	USD	60	57,835
Corporacion Andina de Fomento, 4.375%, 06/15/22	USD	44	46,678
European Bank for Reconstruction & Development, 10.000%, 11/16/18	IDR	300,000	22,768
European Investment Bank, 1.125%, 09/16/21 (a)	CAD	75	54,381
Inter-American Development Bank:
6.000%, 09/05/17	INR	1,550	22,836
6.000%, 12/15/17	NZD	65	46,586
International Finance Corp., 6.450%, 10/30/18	INR	4,160	61,906

Total Supranationals (Cost $330,331)			312,990

US Municipal Bonds | 6.2%

Alaska | 2.0%
Alaska State Qualified School Construction Bond, 5.342%, 08/01/27	USD	75	87,727
Description	Security Currency	Principal Amount (000)	Fair Value

California | 1.1%
California State Build America Bond, 7.500%, 04/01/34	USD	35	$49,472

Texas | 3.1%
University of Texas Build America Bond Series B, 6.276%, 08/15/41	USD	70	77,295
Texas State Build America Bond Series A, 4.123%, 04/01/25	USD	50	54,633
			131,928
Total US Municipal Bonds (Cost $275,000)			269,127

US Treasury Securities | 5.1%
US Treasury Notes:
1.625%, 05/15/26	USD	185	172,513
2.500%, 05/15/46	USD	55	48,756

Total US Treasury Securities (Cost $226,383)			221,269

Description		Shares	Fair Value

Short-Term Investment | 4.8%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.40% (7 day yield) (Cost $205,972)		205,972	$205,972

Total Investments | 103.9% (Cost $4,810,874) (b), (d)			$4,469,375

Liabilities in Excess of Cash and Other Assets | (3.9)%			(169,244)

Net Assets | 100.0%			$4,300,131

The accompanying notes are an integral part of these financial statements.

Annual Report  23

Lazard Global Fixed Income Portfolio (continued)

Forward Currency Contracts open at December 31, 2016:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

CAD	66,446	USD	50,285	CIT	02/16/17	$—	$770
CAD	75,571	USD	56,935	CIT	02/16/17	—	620
CHF	34,943	USD	35,762	HSB	02/16/17	—	1,349
CZK	133,183	USD	5,480	CIT	07/11/17	—	224
CZK	112,388	USD	4,411	HSB	07/11/17	24	—
DKK	395,118	USD	55,800	HSB	02/16/17	275	—
EUR	36,162	USD	37,852	CIT	02/16/17	294	—
EUR	561,900	USD	614,940	CIT	02/16/17	—	22,208
EUR	41,489	USD	45,000	HSB	02/16/17	—	1,234
EUR	47,595	USD	51,300	HSB	02/16/17	—	1,094
EUR	306,565	USD	335,462	HSB	02/16/17	—	12,075
GBP	12,585	USD	15,719	HSB	02/16/17	—	193
HUF	4,144,973	USD	13,940	JPM	02/16/17	185	—
JPY	42,541,223	USD	394,417	CIT	02/16/17	—	29,628
JPY	9,835,924	USD	89,000	HSB	02/16/17	—	4,657
JPY	53,221,412	USD	493,401	HSB	02/16/17	—	37,030
KRW	61,521,900	USD	51,500	HSB	01/23/17	—	563
MXN	173,971	USD	8,304	HSB	02/16/17	39	—
MXN	451,757	USD	21,962	HSB	02/16/17	—	296
MYR	53,945	USD	12,836	HSB	01/31/17	—	822
PHP	300,900	USD	6,000	HSB	02/16/17	45	—
PLN	29,620	USD	7,015	HSB	02/16/17	58	—
PLN	34,641	USD	8,190	HSB	02/16/17	81	—
PLN	106,932	USD	26,564	HSB	02/16/17	—	1,030
RON	33,569	USD	7,766	HSB	04/27/17	40	—
SEK	235,453	USD	26,143	CIT	02/16/17	—	232
SEK	195,975	USD	21,782	HSB	02/16/17	—	215
SEK	368,852	USD	40,100	HSB	02/16/17	491	—
SGD	14,750	USD	10,354	CIT	02/16/17	—	172
USD	54,608	AUD	51,689	CIT	02/16/17	2,919	—
USD	4,860	AUD	4,601	HSB	02/16/17	258	—
USD	7,567	AUD	7,482	HSB	02/16/17	85	—
USD	167,338	AUD	158,447	HSB	02/16/17	8,891	—
USD	42,809	CAD	42,998	CIT	02/16/17	—	189
USD	192,746	CAD	193,595	CIT	02/16/17	—	849
USD	8,249	CAD	8,230	HSB	02/16/17	19	—
USD	19,595	CAD	19,685	HSB	02/16/17	—	89
USD	27,300	CAD	27,435	HSB	02/16/17	—	135
USD	57,572	CLP	57,670	CIT	02/16/17	—	97
USD	20,168	CZK	19,739	HSB	07/11/17	429	—
USD	54,374	CZK	50,955	JPM	07/11/17	3,419	—
USD	74,400	EUR	73,469	CIT	02/16/17	931	—
USD	70,100	EUR	70,028	HSB	02/16/17	72	—

The accompanying notes are an integral part of these financial statements.

24  Annual Report

Lazard Global Fixed Income Portfolio (concluded)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	74,400	EUR	73,586	HSB	02/16/17	$814	$—
USD	150,000	EUR	151,661	HSB	02/16/17	—	1,661
USD	63,684	GBP	62,114	CIT	02/16/17	1,570	—
USD	24,933	GBP	24,321	HSB	02/16/17	613	—
USD	102,624	HUF	99,059	JPM	02/16/17	3,565	—
USD	65,900	INR	66,267	CIT	01/17/17	—	367
USD	53,800	JPY	49,020	CIT	02/16/17	4,780	—
USD	38,100	JPY	37,533	HSB	02/16/17	567	—
USD	53,800	JPY	49,130	HSB	02/16/17	4,670	—
USD	22,290	MXN	21,996	HSB	02/16/17	294	—
USD	89,048	MXN	89,471	HSB	02/16/17	—	423
USD	217,177	NOK	210,100	HSB	02/16/17	7,077	—
USD	23,683	NZD	22,425	CIT	02/16/17	1,258	—
USD	349,590	NZD	331,016	CIT	02/16/17	18,575	—
USD	23,126	NZD	21,901	HSB	02/16/17	1,225	—
USD	128,035	PHP	128,497	HSB	02/16/17	—	462
USD	167,129	PLN	160,650	HSB	02/16/17	6,480	—
USD	50,612	RON	48,584	HSB	04/27/17	2,028	—
USD	148,071	SGD	143,977	CIT	02/16/17	4,094	—
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$76,165	$118,684

The accompanying notes are an integral part of these financial statements.

Annual Report  25

The Lazard Funds, Inc. Notes to Portfolios of Investments December 31, 2016

(a)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At December 31, 2016, the percentage of net assets for each Portfolio was as follows:

Portfolio	Percentage of Net Assets

US Corporate Income	41.3%
US Short Duration Fixed Income	1.2
Global Fixed Income	1.3

(b)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

US Corporate Income	$300,577,513	$7,520,806	$1,931,240	$5,589,566
US Short Duration Fixed Income	102,875,891	86,918	524,706	(437,788)
Global Fixed Income	4,813,742	12,080	356,447	(344,367)

(c)	Variable and floating rate securities are securities for which interest rate changes are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2016.

(d)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Currency Abbreviations:
AUD	—	Australian Dollar	KRW	—	South Korean Won
CAD	—	Canadian Dollar	MXN	—	Mexican New Peso
CHF	—	Swiss Franc	MYR	—	Malaysian Ringgit
CLP	—	Chilean Peso	NOK	—	Norwegian Krone
CZK	—	Czech Koruna	NZD	—	New Zealand Dollar
DKK	—	Danish Krone	PHP	—	Philippine Peso
EUR	—	Euro	PLN	—	Polish Zloty
GBP	—	British Pound Sterling	RON	—	New Romanian Leu
HUF	—	Hungarian Forint	SEK	—	Swedish Krona
IDR	—	Indonesian Rupiah	SGD	—	Singapore Dollar
INR	—	Indian Rupee	USD	—	United States Dollar
JPY	—	Japanese Yen

Counterparty Abbreviations:
CIT	—	Citibank NA
HSB	—	HSBC Bank USA NA
JPM	—	JPMorgan Chase Bank NA

The accompanying notes are an integral part of these financial statements.

26  Annual Report

Portfolio holdings by industry (as a percentage of net assets), for the Portfolio previously presented by country:

Industry*	Lazard Global Fixed Income Portfolio

Aerospace & Defense	1.6%
Automobiles	3.4
Banks	7.2
Beverages	2.0
Capital Markets	2.2
Containers & Packaging	0.5
Diversified Telecommunication Services	3.7
Electric Utilities	1.5
Food Products	1.6
Health Care Providers & Services	1.6
Independent Power and Renewable Electricity Producers	0.7
Industrial Conglomerates	1.5
Internet & Catalog Retail	1.1
Internet Software & Services	0.6
Machinery	2.2
Media	1.0
Oil, Gas & Consumable Fuels	2.2
Road & Rail	1.0
Software	1.7
Specialty Retail	1.1
Technology Hardware, Storage & Peripherals	2.1
Textiles, Apparel & Luxury Goods	0.9
Trading Companies & Distributors	1.1
Subtotal	42.5
Foreign Government Obligations	38.0
Supranationals	7.3
US Municipal Bonds	6.2
US Treasury Securities	5.1
Short-Term Investment	4.8
Total Investments	103.9%

*	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

Annual Report  27

The Lazard Funds, Inc. Statements of Assets and Liabilities

	Lazard	Lazard	Lazard
	US Corporate	US Short Duration	Global Fixed
December 31, 2016	Income Portfolio	Fixed Income Portfolio	Income Portfolio

ASSETS
Investments in securities, at fair value	$306,167,079	$102,438,103	$4,469,375
Cash	1,709,752	—	—
Receivables for:
Dividends and interest	4,347,897	725,907	53,174
Capital stock sold	628,515	160,516	—
Amount due from Investment Manager (Note 3)	—	—	10,297
Gross unrealized appreciation on forward currency contracts	—	—	76,165
Deferred offering costs (Note 2(f))	5,021	—	—
Total assets	312,858,264	103,324,526	4,609,011
LIABILITIES
Foreign currency due to custodian	—	—	5
Payables for:
Management fees	93,629	13,251	—
Accrued professional services	32,404	27,926	31,246
Accrued administration fees	27,783	17,730	8,128
Accrued custodian fees	16,201	8,357	10,072
Accrued distribution fees	1,532	9	7
Capital stock redeemed	232,098	25,201	13,963
Dividends	118,110	6,307	—
Investments purchased	—	—	121,177
Gross unrealized depreciation on forward currency contracts	—	—	118,684
Other accrued expenses and payables	24,473	7,692	5,598
Total liabilities	546,230	106,473	308,880
Net assets	$312,312,034	$103,218,053	$4,300,131
NET ASSETS
Paid in capital	$316,450,017	$103,903,222	$4,793,848
Undistributed (distributions in excess of) net investment income (loss)	(28,231)	(79,634)	(95,855)
Accumulated net realized gain (loss)	(9,699,318)	(169,244)	(12,350)
Net unrealized appreciation (depreciation) on: Investments	5,589,566	(436,291)	(341,499)
Foreign currency translations and forward currency contracts	—	—	(44,013)
Net assets	$312,312,034	$103,218,053	$4,300,131

Institutional Shares
Net assets	$302,996,794	$103,174,510	$4,266,206
Shares of capital stock outstanding*	62,254,314	10,468,785	497,927
Net asset value, offering and redemption price per share	$4.87	$9.86	$8.57

Open Shares
Net assets	$7,617,801	$43,543	$33,925
Shares of capital stock outstanding*	1,557,470	4,412	3,958
Net asset value, offering and redemption price per share	$4.89	$9.87	$8.57

R6 Shares
Net assets	$1,697,439	—	—
Shares of capital stock outstanding*	348,256	—	—
Net asset value, offering and redemption price per share	$4.87	—	—
Cost of investments in securities	$300,577,513	$102,874,394	$4,810,874

*	$0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

28   Annual Report

The Lazard Funds, Inc. Statements of Operations

	Lazard	Lazard	Lazard
	US Corporate	US Short Duration	Global Fixed
For the Year Ended December 31, 2016	Income Portfolio	Fixed Income Portfolio	Income Portfolio

Investment Income (Loss)

Income
Interest*	$14,258,252	$1,718,627	$155,781

Expenses
Management fees (Note 3)	1,470,817	253,236	26,587
Administration fees	103,599	71,239	52,218
Custodian fees	90,159	51,848	60,792
Professional services	49,008	45,925	43,112
Registration fees	45,663	39,575	37,121
Shareholders’ services	34,125	26,358	25,892
Shareholders’ reports	30,896	10,233	5,930
Distribution fees (Open Shares)	14,557	101	140
Directors’ fees and expenses	14,087	8,690	5,204
Organization expenses (Note 2(f))	2,388	—	—
Amortization of offering costs (Note 2(f))	948	—	—
Other†	20,664	11,914	5,912
Total gross expenses	1,876,911	519,119	262,908
Management fees waived and expenses reimbursed	(385,436)	(113,345)	(203,884)
Administration and shareholders’ services fees waived	(2,039)	—	(18,750)
Total net expenses	1,489,436	405,774	40,274
Net investment income (loss)	12,768,816	1,312,853	115,507

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions and Forward Currency Contracts
Net realized gain (loss) on:
Investments	(3,913,794)	(414,373)	(104,487)
Foreign currency transactions and forward currency contracts	—	—	53,605
Total net realized gain (loss) on investments, foreign currency transactions and forward currency contracts	(3,913,794)	(414,373)	(50,882)
Net change in unrealized appreciation (depreciation) on: Investments	15,763,093	80,159	34,624
Foreign currency translations and forward currency contracts	—	—	(58,701)
Total net change in unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	15,763,093	80,159	(24,077)
Net realized and unrealized gain (loss) on investments,foreign currency transactions and forward currency contracts	11,849,299	(334,214)	(74,959)
Net increase (decrease) in net assets resulting from operations	$24,618,115	$978,639	$40,548
* Net of foreign withholding taxes of	$—	$—	$15
† Includes interest on line of credit of	$—	$—	$200

The accompanying notes are an integral part of these financial statements.

Annual Report  29

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard US Corporate Income Portfolio
	Year Ended	Year Ended
	December 31,	December 31,
	2016	2015

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,768,816	$11,177,779
Net realized gain (loss) on investments, foreign currency transactions and forward currency contracts	(3,913,794)	(2,509,607)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	15,763,093	(11,499,834)
Net increase (decrease) in net assets resulting from operations	24,618,115	(2,831,662)
Distributions to shareholders
From net investment income
Institutional Shares	(12,499,252)	(11,082,202)
Open Shares	(258,296)	(92,905)
R6 Shares	(11,198)	—
Return of capital
Institutional Shares	—	(2,650)
Open Shares	—	(22)
Net decrease in net assets resulting from distributions	(12,768,746)	(11,177,779)
Capital stock transactions
Net proceeds from sales
Institutional Shares	95,408,716	103,760,701
Open Shares	9,863,972	590,855
R6 Shares	1,681,000	—
Net proceeds from reinvestment of distributions
Institutional Shares	11,795,283	10,752,436
Open Shares	201,575	66,616
R6 Shares	11,198	—
Cost of shares redeemed
Institutional Shares	(59,510,739)	(42,854,354)
Open Shares	(4,667,884)	(398,515)
Net increase (decrease) in net assets from capital stock transactions	54,783,121	71,917,739
Redemption fees (Note 2(h))
Institutional Shares	19	714
Open Shares	3	299
Net increase in net assets from redemption fees	22	1,013
Total increase (decrease) in net assets	66,632,512	57,909,311
Net assets at beginning of period	245,679,522	187,770,211
Net assets at end of period*	$312,312,034	$245,679,522
* Includes undistributed (distributions in excess of) net investment income (loss) of	$(28,231)	$(28,301)
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	52,508,225	37,885,592
Shares sold	19,776,933	21,150,137
Shares issued to shareholders from reinvestment of distributions	2,460,421	2,213,078
Shares redeemed	(12,491,265)	(8,740,582)
Net increase (decrease)	9,746,089	14,622,633
Shares outstanding at end of period	62,254,314	52,508,225
Open Shares
Shares outstanding at beginning of period	421,909	367,106
Shares sold	2,063,436	122,785
Shares issued to shareholders from reinvestment of distributions	41,726	13,627
Shares redeemed	(969,601)	(81,609)
Net increase (decrease)	1,135,561	54,803
Shares outstanding at end of period	1,557,470	421,909
R6 Shares†
Shares outstanding at beginning of period	—
Shares sold	345,949
Shares issued to shareholders from reinvestment of distributions	2,307
Net increase (decrease)	348,256
Shares outstanding at end of period	348,256

†	The inception date for the R6 Shares was November 3, 2016.

The accompanying notes are an integral part of these financial statements.

30  Annual Report

Lazard US Short Duration Fixed Income Portfolio		Lazard Global Fixed Income Portfolio
Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,
2016	2015	2016	2015

$1,312,853	$1,174,056	$115,507	$128,031
(414,373)	(507,922)	(50,882)	(240,152)

80,159	(676,638)	(24,077)	(148,224)
978,639	(10,504)	40,548	(260,345)

(914,257)	(664,052)	(66,063)	—
(291)	(188)	(609)	—
—	—	—	—

(398,178)	(508,960)	(48,389)	(126,858)
(127)	(144)	(446)	(1,173)
(1,312,853)	(1,173,344)	(115,507)	(128,031)

26,780,847	25,424,572	882,388	1,251,885
31,810	87	2,014	2,586
—	—	—	—

1,216,009	1,003,241	114,473	127,008
418	528	1,055	1,013
—	—	—	—

(27,638,140)	(36,799,462)	(2,451,240)	(1,696,122)
(15,123)	(10,092)	(24,760)	—
375,821	(10,381,126)	(1,476,070)	(313,630)

—	2	—	2
—	1	—	—
—	3	—	2
41,607	(11,564,971)	(1,551,029)	(702,004)
103,176,446	114,741,417	5,851,160	6,553,164
$103,218,053	$103,176,446	$4,300,131	$5,851,160
$(79,634)	$(112,388)	$(95,855)	$(75,332)

10,433,735	11,477,378	663,320	698,777
2,706,917	2,549,311	96,230	137,334
122,938	100,774	12,685	14,136
(2,794,805)	(3,693,728)	(274,308)	(186,927)
35,050	(1,043,643)	(165,393)	(35,457)
10,468,785	10,433,735	497,927	663,320

2,688	3,637	6,452	6,051
3,210	9	221	288
42	53	117	113
(1,528)	(1,011)	(2,832)	—
1,724	(949)	(2,494)	401
4,412	2,688	3,958	6,452

Annual Report  31

The Lazard Funds, Inc. Financial Highlights

LAZARD US CORPORATE INCOME PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Institutional Shares
Net asset value, beginning of period	$4.64	$4.91	$5.01	$5.01	$4.78
Income (loss) from investment operations:
Net investment income (loss) (a)	0.23	0.24	0.26	0.30	0.33
Net realized and unrealized gain (loss)	0.23	(0.27)	(0.09)	— (b)	0.23
Total from investment operations	0.46	(0.03)	0.17	0.30	0.56
Less distributions from:
Net investment income	(0.23)	(0.24)	(0.27)	(0.30)	(0.33)
Return of capital	—	— (b)	—	—	—
Total distributions	(0.23)	(0.24)	(0.27)	(0.30)	(0.33)
Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$4.87	$4.64	$4.91	$5.01	$5.01
Total Return (c)	10.09%	–0.71%	3.31%	6.17%	12.02%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$302,997	$243,712	$185,959	$175,154	$182,749
Ratios to average net assets:
Net expenses	0.55%	0.55%	0.55%	0.55%	0.55%
Gross expenses	0.69%	0.69%	0.71%	0.73%	0.71%
Net investment income (loss)	4.78%	4.94%	5.28%	6.00%	6.67%
Portfolio turnover rate	14%	17%	28%	22%	26%

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Open Shares
Net asset value, beginning of period	$4.66	$4.93	$5.03	$5.04	$4.80
Income (loss) from investment operations:
Net investment income (loss) (a)	0.21	0.23	0.25	0.29	0.32
Net realized and unrealized gain (loss)	0.24	(0.27)	(0.10)	(0.01)	0.24
Total from investment operations	0.45	(0.04)	0.15	0.28	0.56
Less distributions from:
Net investment income	(0.22)	(0.23)	(0.25)	(0.29)	(0.32)
Return of capital	—	— (b)	—	—	—
Total distributions	(0.22)	(0.23)	(0.25)	(0.29)	(0.32)
Redemption fees	— (b)	— (b)	—	—	— (b)
Net asset value, end of period	$4.89	$4.66	$4.93	$5.03	$5.04
Total Return (c)	9.74%	–0.98%	3.01%	5.64%	11.89%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$7,618	$1,968	$1,811	$2,620	$4,249
Ratios to average net assets:
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Gross expenses	1.18%	1.69%	1.55%	1.41%	1.24%
Net investment income (loss)	4.44%	4.65%	5.00%	5.69%	6.37%
Portfolio turnover rate	14%	17%	28%	22%	26%

The accompanying notes are an integral part of these financial statements.

32   Annual Report

For the Period
Selected data for a share of capital	11/3/16* to
stock outstanding throughout the period	12/31/16

R6 Shares
Net asset value, beginning of period	$4.84
Income (loss) from investment operations:
Net investment income (loss) (a)	0.04
Net realized and unrealized gain (loss)	0.03
Total from investment operations	0.07
Less distributions from:
Net investment income	(0.04)
Total distributions	(0.04)
Net asset value, end of period	$4.87
Total Return (c)	1.37%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,697
Ratios to average net assets (d):
Net expenses	0.55%
Gross expenses	1.73%
Net investment income (loss)	4.71%
Portfolio turnover rate	14%

*	The inception date for the R6 Shares was November 3, 2016.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year except for non-recurring expenses.

The accompanying notes are an integral part of these financial statements.

Annual Report  33

LAZARD US SHORT DURATION FIXED INCOME PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Institutional Shares
Net asset value, beginning of period	$9.89	$9.99	$10.03	$10.31	$10.23
Income (loss) from investment operations:
Net investment income (loss) (a)	0.13	0.10	0.09	0.11	0.14
Net realized and unrealized gain (loss)	(0.03)	(0.09)	(0.04)	(0.25)	0.12
Total from investment operations	0.10	0.01	0.05	(0.14)	0.26
Less distributions from:
Net investment income	(0.09)	(0.06)	(0.05)	(0.11)	(0.14)
Net realized gains	—	—	—	(0.03)	(0.04)
Return of capital	(0.04)	(0.05)	(0.04)	—	—
Total distributions	(0.13)	(0.11)	(0.09)	(0.14)	(0.18)
Redemption fees	—	— (b)	—	— (b)	— (b)
Net asset value, end of period	$9.86	$9.89	$9.99	$10.03	$10.31
Total Return (c)	1.00%	0.05%	0.49%	–1.39%	2.54%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$103,175	$103,150	$114,705	$68,086	$19,726
Ratios to average net assets:
Net expenses	0.40%	0.40%	0.40%	0.40%	0.40%
Gross expenses	0.50%	0.48%	0.52%	0.90%	1.41%
Net investment income (loss)	1.30%	1.05%	0.87%	1.06%	1.34%
Portfolio turnover rate	157%	57%	46%	161%	77%

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Open Shares
Net asset value, beginning of period	$9.90	$10.01	$10.03	$10.31	$10.23
Income (loss) from investment operations:
Net investment income (loss) (a)	0.10	0.17	0.06	0.06	0.14
Net realized and unrealized gain (loss)	(0.03)	(0.09)	(0.02)	(0.23)	0.09
Total from investment operations	0.07	0.08	0.04	(0.17)	0.23
Less distributions from:
Net investment income	(0.07)	(0.14)	(0.02)	(0.08)	(0.11)
Net realized gains	—	—	—	(0.03)	(0.04)
Return of capital	(0.03)	(0.05)	(0.04)	—	—
Total distributions	(0.10)	(0.19)	(0.06)	(0.11)	(0.15)
Redemption fees	—	— (b)	—	—	—
Net asset value, end of period	$9.87	$9.90	$10.01	$10.03	$10.31
Total Return (c)	0.70%	0.77%	0.38%	–1.70%	2.24%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$44	$27	$36	$328	$4
Ratios to average net assets:
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Gross expenses	31.22%	42.51%	17.62%	8.10%	38.11%
Net investment income (loss)	1.00%	1.68%	0.60%	0.65%	1.32%
Portfolio turnover rate	157%	57%	46%	161%	77%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

34  Annual Report

LAZARD GLOBAL FIXED INCOME PORTFOLIO

					For the Period
Selected data for a share of capital	Year Ended				3/30/12* to
stock outstanding throughout each period	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Institutional Shares
Net asset value, beginning of period	$8.74	$9.30	$9.51	$10.16	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.20	0.19	0.22	0.23	0.17
Net realized and unrealized gain (loss)	(0.17)	(0.56)	(0.21)	(0.65)	0.16
Total from investment operations	0.03	(0.37)	0.01	(0.42)	0.33
Less distributions from:
Net investment income	(0.12)	—	(0.17)	—	(0.07)
Net realized gains	—	—	—	(0.01)	—
Return of capital	(0.08)	(0.19)	(0.05)	(0.22)	(0.10)
Total distributions	(0.20)	(0.19)	(0.22)	(0.23)	(0.17)
Redemption fees	—	— (b)	—	— (b)	—
Net asset value, end of period	$8.57	$8.74	$9.30	$9.51	$10.16
Total Return (c)	0.22%	–4.03%	0.08%	–4.13%	3.30%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,266	$5,795	$6,497	$5,522	$4,814
Ratios to average net assets (d):
Net expenses	0.75%	0.76%	0.80%	0.80%	0.80%
Gross expenses	4.70%	4.26%	4.12%	4.94%	8.81%
Net investment income (loss)	2.18%	2.08%	2.28%	2.38%	2.24%
Portfolio turnover rate	47%	60%	78%	66%	47%

					For the Period
Selected data for a share of capital	Year Ended				3/30/12* to
stock outstanding throughout each period	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Open Shares
Net asset value, beginning of period	$8.74	$9.30	$9.51	$10.16	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.17	0.16	0.19	0.20	0.15
Net realized and unrealized gain (loss)	(0.17)	(0.56)	(0.21)	(0.65)	0.16
Total from investment operations	— (b)	(0.40)	(0.02)	(0.45)	0.31
Less distributions from:
Net investment income	(0.10)	—	(0.14)	—	(0.06)
Net realized gains	—	—	—	(0.01)	—
Return of capital	(0.07)	(0.16)	(0.05)	(0.19)	(0.09)
Total distributions	(0.17)	(0.16)	(0.19)	(0.20)	(0.15)
Redemption fees	—	—	— (b)	—	—
Net asset value, end of period	$8.57	$8.74	$9.30	$9.51	$10.16
Total Return (c)	–0.07%	–4.31%	–0.22%	–4.41%	3.08%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$34	$56	$56	$56	$55
Ratios to average net assets (d):
Net expenses	1.05%	1.06%	1.10%	1.10%	1.10%
Gross expenses	27.52%	27.72%	20.84%	28.86%	26.46%
Net investment income (loss)	1.88%	1.80%	2.01%	2.09%	2.02%
Portfolio turnover rate	47%	60%	78%	66%	47%

*	The Portfolio commenced operations on March 30, 2012.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Annual Report  35

The Lazard Funds, Inc. Notes to Financial Statements December 31, 2016

1. Organization

The Lazard Funds, Inc. (the “Fund”) was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-three no-load portfolios (each referred to as a “Portfolio”). This report includes only the financial statements of US Corporate Income, US Short Duration Fixed Income and Global Fixed Income Portfolios. The financial statements of other Portfolios are presented separately.

The Portfolios are operated as “diversified” funds, as defined in the 1940 Act.

Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each Share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Prospectus).

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value (“NAV”) per share.

Calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trad-

ing on Europe, Latin and South America and Far East securities exchanges and in over-the-counter markets ordinarily is completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (“NYSE”) is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York and on which the NAV of a Portfolio is calculated.

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

36  Annual Report

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Interest income is accrued daily. A Portfolio amortizes premiums and accretes discounts on fixed-income securities using the effective yield method and mortgage-backed securities using the level yield method.

A Portfolio may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions and forward currency contracts represent net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, a Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

During the year ended December 31, 2016, the Global Fixed Income Portfolio traded in forward currency contracts.

(d) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

The Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) includes numerous provisions that generally became effective for taxable years beginning after December 22, 2010. Among the provisions, net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The RIC Modernization Act also requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, pre-enactment capital loss carryforwards may expire unused.

Annual Report  37

At December 31, 2016, the following Portfolios had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains as follows:

Portfolio	Amount	Expiring Year

US Corporate Income	$(3,275,918)	2017

Portfolio	Short-Term*	Long-Term*

US Corporate Income	$(3,002,562)	$(3,420,839)
US Short Duration Fixed Income	(75,610)	(92,136)
Global Fixed Income	(11,563)	—

*	Non-expiring

Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2016, the following Portfolios elected to defer such losses as follows:

	Post-October	Late-Year
	Capital Loss	Ordinary Loss
Portfolio	Deferral	Deferral

US Short Duration Fixed Income	$—	$(42,923)
Global Fixed Income	—	(127,570)

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2013-2015), or expected to be taken in the Portfolios’ 2016 tax returns.

(e) Dividends and Distributions—Dividends from net investment income, if any, will be declared and paid monthly. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency and fixed-income transactions, wash sales and paydown gain/loss. The book/tax differences relating to shareholder distributions resulted in reclassifications among certain capital accounts.

		Undistributed
		(Distributions in	Accumulated
	Paid in	Excess of) Net	Net Realized
Portfolio	Capital	Investment Income	Gain (Loss)

US Corporate Income	$(1)	$—	$1
US Short Duration Fixed Income	(398,304)	32,754	365,550
Global Fixed Income	(48,836)	(20,523)	69,359

The tax character of dividends and distributions paid during the years ended December 31, were as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2016	2015	2016	2015

US Corporate Income*	$12,768,746	$11,175,107	$—	$—
US Short Duration Fixed Income**	914,548	664,240	—	—
Global Fixed Income†	66,672	—	—	—

*	US Corporate Income Portfolio had return of capital distributions of $2,672 in 2015.
**	US Short Duration Fixed Income Portfolio had return of capital distributions of $398,305 and $509,104 in 2016 and 2015, respectively.
†	Global Fixed Income Portfolio had return of capital distributions of $48,835 and $128,031 in 2016 and 2015, respectively.

At December 31, 2016, the components of distributable earnings, on a tax basis, were as follows:

			Net Unrealized
	Undistributed	Undistributed	Appreciation
	Ordinary	Long-Term	(Depreciation)
	Income/	Capital Gain/	Including
	Deferred	Deferred	Foreign
Portfolio	Ordinary Losses	Capital Losses	Currency

US Corporate Income	$89,879	$(9,699,319)	$5,471,457
US Short Duration Fixed Income	(42,923)	(167,746)	(474,500)
Global Fixed Income	(127,570)	(11,563)	(354,584)

(f) Offering and Organizational Costs—Costs incurred by the Fund in connection with the offering of shares of a new Portfolio are deferred and amortized on a

38  Annual Report

straight line basis over a twelve-month period from the date of commencement of operations of the Portfolio. Organizational costs are expensed as incurred.

(g) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among all Portfolios primarily on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(h) Redemption Fee—Until August 15, 2016, the Portfolios, other than the US Short Duration Fixed Income Portfolio, imposed a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees are retained by the Portfolios and are included as paid in capital on the Statements of Assets and Liabilities. The fees are also shown on the Statements of Changes in Net Assets. As of August 15, 2016, redemption fees no longer apply to transactions in Portfolio shares.

(i) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(j) Net Asset Value—NAV per share for each class of each Portfolio is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. NAV per share is determined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

3. Investment Management, Administration, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

US Corporate Income	0.55%
US Short Duration Fixed Income	0.25
Global Fixed Income	0.50

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the Portfolios through May 1, 2017 if annualized operating expenses, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” (as defined in Form N-1A) and extraordinary expenses, and excluding shareholder redemption fees or other transaction fees, but including the management fee stated in the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolios, exceed the following percentages of the value of the Portfolios’ average daily net assets for the respective shares:

	Institutional	Open	R6
Portfolio	Shares	Shares	Shares

US Corporate Income	0.55%	0.85%	0.55%
US Short Duration Fixed Income	0.40	0.70	N/A
Global Fixed Income	0.75	1.05	N/A

In addition to the Fee Reduction/Waiver, through May 1, 2017, to the extent the “Total Annual Fund Operating Expenses” (as defined in Form N-1A) of the R6 Shares of a Portfolio exceed the Total Annual Fund Operating Expenses of the Portfolio’s Institutional Shares (in

Annual Report  39

each case, not including management fees, custodian fees or other expenses related to the management of the Portfolio’s assets), the Investment Manager will bear the expenses of the R6 Shares in the amount of such excess.

During the year ended December 31, 2016, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
	Management	Expenses	Management	Expenses
Portfolio	Fees Waived	Reimbursed	Fees Waived	Reimbursed

US Corporate Income	$360,892	$—	$19,222	$—
US Short Duration Fixed Income	100,525	—	106	12,714
Global Fixed Income	26,306	162,924	281	14,373

	R6 Shares
	Management	Expenses
Portfolio	Fees Waived	Reimbursed

US Corporate Income	$1,306	$4,016

The aforementioned waivers and/or reimbursements are not subject to recoupment by the Investment Manager.

The Fund has entered into an administration agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive up to $18,750 of the $42,500 annual fee for Portfolios with net assets under $25 million. During the year ended December 31, 2016, State Street waived $18,750 of its fee for the Global Fixed Income Portfolio.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for the first six months after a new Portfolio or share class has commenced operations. During the year ended December 31, 2016, BFDS waived $2,039 of its fee for the US Corporate Income Portfolio.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. For the year ended December 31, 2016, each Director who is not an affiliated person of the Investment Manager or any of its affiliates was paid by the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $190,000, (2) an additional annual fee of $20,000 to the lead Independent Director (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund), and (3) an additional annual fee of $10,000 to the Audit Committee Chair. Effective January 1, 2017, the aggregate compensation for Independent Directors for the Lazard Fund Complex is comprised of: (1) an annual retainer of $210,000, (2) an additional annual fee of $30,000 to the lead Independent Director, and (3) an additional annual fee of $20,000 to the Audit Committee Chair. The Independent Directors may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors also

40  Annual Report

are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees are allocated among the portfolios in the Lazard Fund Complex at a rate of $5,000 per portfolio with the remainder allocated based upon each portfolio’s proportionate share of combined net assets. The Statements of Operations show the Independent Directors’ fees and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the year ended December 31, 2016 were as follows:

Portfolio	Purchases	Sales

US Corporate Income	$94,827,212	$36,235,816
US Short Duration Fixed Income	44,472,887	36,213,515
Global Fixed Income	2,137,802	3,229,391

	US Government and Treasury Securities
Portfolio	Purchases	Sales

US Short Duration Fixed Income	$129,395,228	$113,761,649
Global Fixed Income	247,075	271,398

For the year ended December 31, 2016, the Portfolios did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings was payable at the higher of the Federal Funds rate or One-Month LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.20% per annum fee on the unused portion of the commitment, payable quarterly in arrears. The Fund has also agreed to pay an upfront fee of 0.05% of the committed line amount. During the year ended December 31, 2016, the following Portfolio had borrowings under the Agreement as follows:

Number of
			Weighted	Days
	Average	Maximum	Average	Borrowings
	Daily Loan	Daily Loan	Interest	were
Portfolio	Balance*	Outstanding	Rate	Outstanding

Global Fixed Income	$182,654	$700,000	1.46%	28

*	For days borrowings were outstanding.

Management believes that the fair value of the liabilities under the line of credit is equivalent to the recorded amount based on its short term maturity and interest rate, which fluctuates with LIBOR. A Portfolio’s outstanding line of credit, if any, would be categorized as Level 2 (see Note 9).

7. Investment Risks

(a) Non-US Securities Risk—A Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

(b) Emerging Market Risk—Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar

Annual Report  41

may occur subsequent to acquisition of investments denominated in emerging market currencies.

(c) Foreign Currency Risk—Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Investment Manager does not intend to actively hedge the Portfolios’ foreign currency exposure.

(d) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of a Portfolio’s investments in these securities to decline. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. Risks associated with rising interest rates are heightened given that interest rates in the US and other countries are at or near historic lows.

A Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher-rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering a Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The prices of high yield securities can fall in response to negative news about the issuer or its industry, or the economy in general to a greater extent than those of higher-rated securities. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some fixed-income securities may give the issuer the option to call, or redeem, the securities before their maturity. If securities held by a Portfolio are called during a time of declining interest rates (which is typically the case when issuers exercise options to call outstanding securities), the Portfolio may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

(e) Mortgage-Related and Asset-Backed Securities Risk—Mortgage-related securities are complex instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since during periods of declining interest rates the mortgages underlying the security are more likely to be prepaid.

The risks of asset-backed securities are similar to those of mortgage-related securities. However, asset-backed securities present certain risks that are not presented by mortgage-related securities. Primarily,

42  Annual Report

these securities may provide a Portfolio with a less effective security interest in the related collateral than do mortgage-related securities.

(f) Derivatives Risk—Forward currency contracts, options, futures contracts and credit default swap agreements and other derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Forward currency contracts, swap agreements and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. These derivatives transactions, as well as the exchange-traded futures in which a Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related currency, interest rate, security or other reference asset. As such, a small investment could have a potentially large impact on the Portfolio’s performance. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even if entered into for hedging purposes, may cause a Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the

Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation technique may result in transfers into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

Annual Report  43

The following table summarizes the valuation of the Portfolios’ investments by each fair value hierarchy level as of December 31, 2016:

	Unadjusted
	Quoted Prices in
	Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable
	Assets and Liabilities	Inputs	Inputs	Balance as of
Description	(Level 1)	(Level 2)	(Level 3)	December 31, 2016

US Corporate Income Portfolio
Corporate Bonds*	$—	$299,175,412	$—	$299,175,412
Short-Term Investment	6,991,667	—	—	6,991,667
Total	$6,991,667	$299,175,412	$—	$306,167,079
US Short Duration Fixed Income Portfolio
Asset-Backed Securities*	$—	$17,286,247	$—	$17,286,247
Corporate Bonds*	—	36,432,693	—	36,432,693
Municipal Bonds	—	1,953,687	—	1,953,687
US Government Securities	—	23,687,816	—	23,687,816
US Treasury Securities	—	20,890,508	—	20,890,508
Short-Term Investment	2,187,152	—	—	2,187,152
Total	$2,187,152	$100,250,951	$—	$102,438,103
Global Fixed Income Portfolio
Assets:
Corporate Bonds*	$—	$1,776,529	$—	$1,776,529
Foreign Government Obligations*	—	1,633,480	—	1,633,480
Quasi Government Bonds*	—	50,008	—	50,008
Supranationals	—	312,990	—	312,990
US Municipal Bonds	—	269,127	—	269,127
US Treasury Securities	—	221,269	—	221,269
Short-Term Investment	205,972	—	—	205,972
Other Financial Instruments†
Forward Currency Contracts	—	76,165	—	76,165
Total	$205,972	$4,339,568	$—	$4,545,540
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(118,684)	$—	$(118,684)

*	Please refer to Portfolios of Investments (pages 13 through 25) and Notes to Portfolios of Investments (page 27) for portfolio holdings by country and industry.
†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

A Portfolio recognizes all transfers between levels as though they were transferred at the beginning of the reporting period.

There were no transfers into or out of Levels 1, 2 or 3 during the year ended December 31, 2016.

For further information regarding security characteristics see Portfolios of Investments.

10. Derivative Instruments

Certain Portfolios may use derivative instruments, including forward currency contracts.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

Global Fixed Income Portfolio

During the year ended December 31, 2016, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts	$5,300,000

44  Annual Report

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2016:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$ 76,165
Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$118,684

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was:

Amount

Realized Gain (Loss) on Derivatives
Foreign Exchange Risk:
Net realized gain (loss) on foreign currency transactions and forward currency contracts	$ 57,730
Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Foreign Exchange Risk:
Net change in unrealized appreciation (depreciation) on foreign currency translations and forward currency contracts	$(58,221)

See Note 2(c) and the Portfolios of Investments for additional disclosures about derivative instruments.

None of the other Portfolios presented traded in derivative instruments during the year ended December 31, 2016.

As of December 31, 2016, Global Fixed Income Portfolio holds derivative instruments that are eligible for offset in the Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

The required information for the affected Portfolio is presented in the below table, as of December 31, 2016:

Global Fixed Income Portfolio

Net Amounts of
		Gross Amounts Offset	Assets Presented
	Gross Amounts of	in the Statement of	in the Statement of
Description	Recognized Assets	Assets and Liabilities	Assets and Liabilities
Forward Currency Contracts	$ 76,165	$ —	$ 76,165

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Net Amounts of
	Assets Presented
	in the Statement of	Financial	Collateral	Net Amounts of
Counterparty	Assets and Liabilities	Instruments	Received	Derivative Assets

Citibank NA	$34,421	$(34,421)	$—	$—
HSBC Bank USA NA	34,575	(34,575)	—	—
JPMorgan Chase Bank NA	7,169	—	—	7,169
Total	$76,165	$(68,996)	$—	$7,169

Annual Report  45

Net Amounts of
		Gross Amounts Offset	Liabilities Presented
	Gross Amounts of	in the Statement of	in the Statement of
Description	Recognized Liabilities	Assets and Liabilities	Assets and Liabilities

Forward Currency Contracts	$118,684	$ —	$118,684

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Net Amounts of
	Liabilities Presented
	in the Statement of	Financial	Collateral	Net Amounts of
Counterparty	Assets and Liabilities	Instruments	Pledged	Derivative Liabilities

Citibank NA	$55,356	$(34,421)	$—	$20,935
HSBC Bank USA NA	63,328	(34,575)	—	28,753
Total	$118,684	$(68,996)	$—	$49,688

11. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017.

Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

12. Subsequent Events

Management has evaluated subsequent events affecting the Fund through the issuance of the financial statements and has determined that there were no subsequent events that required adjustment or disclosure.

46  Annual Report

The Lazard Funds, Inc. Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Lazard Funds, Inc. and the Shareholders of Lazard US Corporate Income Portfolio, Lazard US Short Duration Fixed Income Portfolio and Lazard Global Fixed Income Portfolio:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Lazard US Corporate Income Portfolio, Lazard US Short Duration Fixed Income Portfolio and Lazard Global Fixed Income Portfolio (collectively the “Portfolios”), three of the portfolios constituting The Lazard Funds, Inc. (the “Fund”), as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented on or before December 31, 2013 were audited by other auditors whose report, dated February 28, 2014, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lazard US Corporate Income Portfolio, Lazard US Short Duration Fixed Income Portfolio and Lazard Global Fixed Income Portfolio of The Lazard Funds, Inc. as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 27, 2017

Annual Report  47

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Franci J. Blassberg (63)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present); previously, Partner (through 2012)

University of California, Berkeley School of Law, Lecturer (Spring 2017)

Cornell Law School, Visiting Professor of Practice (2015 – 2016); previously, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

Kenneth S. Davidson (71)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)

Aquiline Holdings LLC, an investment manager, Partner (2006 – 2012)

Nancy A. Eckl (54)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (68 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Trevor W. Morrison (45)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Columbia Law School, Professor of Law (2008 – 2013)

Richard Reiss, Jr. (72)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

Resource Americas, Inc., a real estate asset management company, Director (2016 – present)

O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Robert M. Solmson (69)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

48  Annual Report

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Interested Directors(4):

Charles L. Carroll (56)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Ashish Bhutani (56)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present)

Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex (comprised of, as of January 31, 2017, 40 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.
(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.LazardNet.com.

Annual Report  49

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Nathan A. Paul (44)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Christopher Snively (32)	Chief Financial Officer (March 2016)	Senior Vice President of the Investment Manager (since November 2015)

Assurance Manager at PricewaterhouseCoopers LLP (2008 – November 2015)

Stephen St. Clair (58)	Treasurer (May 2003)	Vice President of the Investment Manager

Mark R. Anderson (46)	Chief Compliance Officer (September 2014)	Director and Chief Compliance Officer of the Investment Manager (since September 2014)

Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Tamar Goldstein (41)	Assistant Secretary (February 2009)	Director (since February 2016, previously Senior Vice President), and Director of Legal Affairs (since July 2015) of the Investment Manager

Shari L. Soloway (35)	Assistant Secretary (November 2015)	Senior Vice President, Legal and Compliance, of the Investment Manager (since September 2015)

Vice President and Associate General Counsel of GE Asset Management (July 2011 – September 2015)

Cesar A. Trelles (42)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	In addition to Charles L. Carroll, President, whose information is included in the Interested Directors section.

50  Annual Report

The Lazard Funds, Inc. Tax and Other Information (unaudited)

Tax Information

Year Ended December 31, 2016

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2016:

Of the dividends paid by the Portfolios, none are qualified dividend income.

Of the dividends paid by the Portfolios, no dividends qualify for the dividends received deduction available to corporate shareholders.

Pursuant to Section 871 of the Code, the Portfolios have no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to US nonresident shareholders.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Annual Report  51

NOTES

52  Annual Report

NOTES

Annual Report  53

NOTES

54  Annual Report

The Lazard Funds, Inc.

30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian

State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com LZDPS026

Lazard Funds Annual Report

December 31, 2016

Real Asset Funds

Lazard US Realty Income Portfolio

Lazard US Realty Equity Portfolio

Lazard Global Realty Equity Portfolio

Lazard Global Listed Infrastructure Portfolio

Lazard Real Assets and Pricing Opportunities Portfolio

PRIVACY NOTICE

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When you are no longer our customer, we continue to share your information as described in this notice.
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Who is providing this notice?	Lazard Asset Management LLC, Lazard Alternatives, LLC, Lazard Asset Management (Canada), Inc., Lazard Asset Management Securities LLC on their own behalf and on behalf of the funds they manage.
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How does Lazard collect my personal information?	We collect your personal information, for example, when you:
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We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only:
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Lazard does not jointly market.

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard
3	Investment Overviews
8	Performance Overviews
12	Information About Your Portfolio’s Expenses
14	Portfolio Holdings Presented by Sector
15	Portfolios of Investments
15	Lazard US Realty Income Portfolio
16	Lazard US Realty Equity Portfolio
17	Lazard Global Realty Equity Portfolio
19	Lazard Global Listed Infrastructure Portfolio
21	Lazard Real Assets and Pricing Opportunities Portfolio
28	Notes to Portfolios of Investments
32	Statements of Assets and Liabilities
34	Statements of Operations
36	Statements of Changes in Net Assets
38	Financial Highlights
43	Notes to Financial Statements
59	Report of Independent Registered Public Accounting Firm
60	Board of Directors and Officers Information
63	Tax and Other Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and each Portfolio’s summary prospectus contain the investment objectives, risks, charges, expenses and other information about each Portfolio of the Fund, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Annual Report  1

The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder,

In 2016, global equity markets generally performed well despite significant bouts of volatility caused by unexpected economic and political events. In Europe, returns were muted as the United Kingdom’s June vote to leave the European Union weighed on the pound sterling and UK assets. In December, Prime Minister Matteo Renzi’s resounding defeat in the Italian referendum on constitutional reform and his subsequent resignation added to uncertainty in the region. A surprise outcome to the US presidential election caused US stocks to rally sharply at year-end in anticipation of lower corporate taxes and regulatory reform. Meanwhile, emerging markets equities snapped their negative streak and ended the year firmly higher, primarily as the price of oil and other commodities stabilized.

In the first half of 2016, yields across most global bond markets fell due to uneven news flow and seesawing risk sentiment. However, yields increased toward the end of the year in response to inflationary pressures, higher oil prices, and strong economic data. The US Federal Reserve (Fed) delivered its long-awaited rate hike in December, and is widely expected to deliver additional hikes in 2017. In contrast, European monetary policy is expected to remain loose, based on announced asset purchase plans from the European Central Bank.

The US dollar continued to strengthen against other major currencies in 2016. The Japanese yen appreciated even after the Bank of Japan adopted a negative interest rate policy early in the year, but weakened considerably in November and December due to Japan’s widening interest rate differential with the United States. Over the year, the biggest currency laggards included the Mexican peso, which was hurt by Donald Trump’s election victory, and the Turkish lira, which was weighed down by a surprise coup attempt in Turkey.

At Lazard Asset Management, we strive to identify ways to help our clients achieve their investment goals. As such, we launched two mutual funds in 2016 with characteristics that we believe can help investors navigate a changing financial landscape.

As always, we appreciate your continued confidence in our investment management capabilities and we feel privileged that you have turned to Lazard for your investment needs.

Sincerely,

Lazard Asset Management LLC

2  Annual Report

The Lazard Funds, Inc. Investment Overviews

Real Estate Securities

In the United States, after a tough fourth quarter in which real estate investment trusts (REITs) were down over 3% (as represented by the FTSE NAREIT All Equity REITs® Index) on the heels of higher interest rates, REITs posted returns of approximately 8% in 2016 which lagged broader equity returns of over 11% (as represented by the S&P 500® Index). As such, 2016 marked the eighth consecutive year in which the REIT asset class posted positive returns. With eight years of positive performance and modest levels of new supply in certain sectors and submarkets (e.g., lodging, high-end apartments, and self-storage), we believe the real estate cycle is solidly in its mature phase, and likely in the later stages of that phase. However, commercial property fundamentals remain solid and should exhibit operating income growth exceeding inflation in 2017, which we believe should lead REITs to post positive earnings growth for the next few years. Furthermore, the potential for economic stimulus measures from the new administration in the form of tax reform and de-regulation could serve to extend this cycle. Specifically, commercial real estate generally benefits from stronger job and GDP growth, as well as household formations. Sustaining current growth levels would continue to drive new real estate demand, and have the ability to accelerate growth levels if higher confidence levels result in faster business spending and household formations. Recent data pointing to wage growth and heightened consumer confidence levels support this view and should drive consistent rent and occupancy gains into 2017, resulting in organically driven earnings growth and modest increases in real estate asset prices, both exceeding the rate of inflation. In addition, whether from a price/net asset value, price/funds from operations, or spreads over US Treasuries/corporate bonds, valuation levels, while not cheap, do not seem stretched, in our opinion.

Notwithstanding the recent rise in long-term rates, investor demand for yield has worked to drive property yields and borrowing costs down to near-decade lows. REIT’s access to debt, preferred equity, and common equity markets is abundant despite a heightened risk of refinancing in the commercial real estate mortgage market. While valuations have moved upward over the last year, initial spreads relative to bonds and borrowing costs have remained at levels that continue to spur investor demand. Looking globally, concerns over Europe’s long-term growth potential and the political and economic uncertainty created by Brexit has led to a flow of capital into lower risk assets backed by stable developed markets currencies which has benefited US real estate. We see these conditions continuing for the foreseeable future, though there may be a likely pause in transaction activity until there is a bit more policy clarity from the new Trump administration.

While our outlook may suggest a generally benign-to-positive expectation for US REITs, a cautious and risk-balanced tone is warranted as macro uncertainty has increased after the US election and the Fed interest rate hike, and this will likely boost global capital markets volatility through the first half of 2017. The potential headwinds of higher interest rates from today’s levels also exacerbate this cautious tone; however, the positive underlying fundamentals of the real estate securities sector—growing demand, limited new supply, and low levels of debt—remain fully intact and should continue to drive predictable property level total returns.

We find compelling opportunities in the United States employing a barbell approach to stock selection. On one hand, we see good value in mall and office companies, which continue to trade near historic discounts to net asset value despite strong private bids for the underlying properties. On the other hand, we find investments in residential, storage, and health care companies very compelling given the attractive demand demographics that support a strong growth rate and limited new supply in the underlying markets.

In 2016, global real estate securities posted a 3.75% total return (as represented by the FTSE EPRA/NAREIT Global® Index) as the asset class weathered an array of macro forces including changing government fiscal policies and stimulus measures, shifting political leadership, a stronger US dollar, and rising interest rates. The result was a flight toward high-quality real estate assets in large, gateway cities that are favored as safe-havens due to their percep-

Annual Report   3

tion of predictable cash flow, capital preservation, and attractive total returns.

Looking to 2017, many of these factors are likely to remain with added volatility from uncertainty surrounding President Trump’s policy initiatives and numerous elections in Europe. Despite this, the underpinnings for stable real estate markets driven by modest GDP growth, slowly increasing interest rates, and limited new construction financing are firm. In addition, the demand for global real estate continues to remain strong amidst pervasive low interest rates, a gradual uptick in inflation, and ample supply of debt for stabilized property. This combination should help support current valuation levels and drive real estate company earnings and dividend growth.

Globally, we see 2017 as strong for developed markets based on growth-oriented economic policies and an attempt to overhaul their respective trade agreements. In the United Kingdom we’re finding attractive valuations, considerably so in London-centric landlords that continue to trade at an attractive discount (in the aftermath of Brexit) to the replacement value of their underlying real estate portfolios.

In continental Europe, while the institutional grade property markets are solid and recent economic data points to a better-than-perceived economy, upcoming 2017 elections in the Netherlands, France, and Germany create enough uncertainty to cause us to view the market neutrally.

The developed Asian markets have been additional safe-haven markets even though real estate fundamentals in Australia, Hong Kong, and Singapore remain choppy. In particular, Singapore and Australia continue to offer investors strong dividend yields. Japan continues to be bolstered by government stimulus policies with developers better positioned than many Japanese REITs to provide earnings and NAV growth.

Turning to emerging markets, we expect 2017 to be volatile for emerging markets against the backdrop of expected subsequent interest rate hikes in the United States, a strengthening US dollar, and lack of clarity around the stance of new government regimes in the United States, the United Kingdom, and some European countries. We see the best total return ideas in Mexico and selective Asian property markets. In China, we remain cautious as overheated residential prices and bulging credit markets create bubble risk even against a stabilizing economy with 6-7% GDP growth. We maintain a majority of our concentration in stocks trading at attractive discounts to our estimate of net asset values, and exhibiting strong growth at reasonable price characteristics.

Global Listed Infrastructure

Equity markets experienced significant volatility in 2016 with an array of unexpected economic and political events. In the United States, uncertainty over the Fed’s potential rate hike and the US presidential election raised investor anxiety throughout the year. A surprise outcome in the US elections caused a sharp rally in US stocks as investors were buoyed by the prospect of lower corporate taxes and regulatory reform. In Europe, the Brexit referendum wrong-footed financial markets across the globe, as the United Kingdom voted to leave the European Union after 43 years of membership. Concerns around the impact Brexit would have on trade and investment continued to weigh on the pound sterling and UK assets through the second half of the year. In December, the resounding defeat of the Italian referendum on constitutional reform and subsequent resignation of Prime Minister Matteo Renzi had been widely anticipated and continues the ongoing political uncertainty in Europe.

Lazard US Realty Income Portfolio

For the year ended December 31, 2016, the Lazard US Realty Income Portfolio’s Institutional Shares posted a total return of 8.01%, while Open Shares posted a total return of 7.58%, as compared with the 6.32% blended index return for the 50% FTSE NAREIT All Equity REITs Index/50% Wells Fargo Hybrid and Preferred Securities REIT® Index (the “Hybrid Index”).

The Portfolio’s relative allocation of common and preferred securities helped relative performance, as did individual security selection. On average, the Portfolio was invested as follows: 75% in common securities

4  Annual Report

and 23% in preferred securities, with the remainder in cash and bonds. On a weighted average basis, both the Portfolio’s common and preferred stock holdings outperformed their respective indices.

In terms of individual securities, an overweight position in Communication Sales & Leasing, a communications infrastructure REIT, contributed most to relative performance. The company completed multiple acquisitions that were accretive to earnings and also helped diversify its asset and revenue base. An overweight position in Washington Prime Group, a mall REIT, was the second-largest contributor to relative performance as its shares rose sharply on M&A speculation following a CEO change. An overweight to STAG Industrial, an industrial REIT, was the third-largest contributor to relative performance. Industrials was the best performing property subsector, driven largely by limited new supply and growing ecommerce demand.

Detracting most from relative performance was an overweight position in NorthStar Realty Finance, a diversified REIT, which underperformed due to negative market sentiment towards its external management structure and diversified property portfolio. An overweight position in Ashford Hospitality Trust, a hotel REIT, hurt relative performance, as the company’s above-average financial leverage became an increasing concern with higher interest rates. An overweight in LaSalle Hotel Properties, a lodging REIT, was the third-largest detractor from relative performance. The company traded off in the midst of uncertainty over the near-term future of hotel fundamentals, exacerbated by its abandonment of providing earnings guidance.

Lazard US Realty Equity Portfolio

For the year ended December 31, 2016, the Lazard US Realty Equity Portfolio’s Institutional Shares posted a total return of 5.31%, while Open Shares posted a total return of 4.99%, as compared with the 8.63% return for the FTSE NAREIT All Equity REITs Index.

Both stock selection and subsector allocation detracted from the Portfolio’s performance relative to the index.

In terms of individual securities, the Portfolio benefited from an overweight in American Homes 4 Rent, a single family housing REIT. The company posted surprising gains in occupancy and operating margins. Also helping the Portfolio was an overweight position in Rexford Industrial Realty, a US-based industrial REIT, whose high-barrier Southern California markets yielded organic growth well in excess of the national average. Also among the top contributors to relative performance was an overweight in Sunstone Hotel Investors, a US hotel REIT, which rallied as Donald Trump’s presidential election spurred hope for an acceleration of business-related travel.

An overweight position in CBRE Group, a US commercial broker, hurt relative performance most, as rising interest rates raised concerns over future transaction volume. The second-largest detractor from relative performance was Realogy Holdings, a US residential broker, which similarly suffered as higher interest rates stoked investors’ concerns over future single family housing transactions. The third-largest detractor from relative performance was Public Storage, a storage REIT, which underperformed as its organic growth decelerated notably during the year.

Lazard Global Realty Equity Portfolio

For the year ended December 31, 2016, the Lazard Global Realty Equity Portfolio’s Institutional Shares posted a total return of 2.85%, while Open Shares posted a total return of 2.54%, as compared with the 3.75% return for the FTSE EPRA/NAREIT Global Index.

Currency contributed positively to relative performance but country allocation and individual security selection detracted from returns relative to the index.

In terms of individual securities, the Portfolio’s top contributor was an overweight position in Multiplan Empreendimentos Imobiliarios, a Brazilian mall owner, whose shares rallied on a combination of improving tenant metrics, unexpected mall acquisitions, and the Brazilian economy showing signs of a bottom. The second-leading contributor was an overweight position in Rexford Industrial Realty, a US-based industrial REIT, whose high-barrier Southern California markets yielded organic growth well in

Annual Report  5

excess of the national average. An overweight position in American Homes 4 Rent, a single family housing REIT, was the third-largest contributor to relative performance, due to strong gains in occupancy and operating margins.

An overweight position in Invincible Investment, a Japanese hotel REIT, hurt relative performance most, as the company is a tourism-focused hotel owner and as a result is very sensitive to appreciation in the yen, which was impacted heavily by Brexit. The Portfolio’s second-and third-largest detractors from relative performance were a pair of British REITs, Great Portland Estates and BigYellow Group. These companies saw their shares drop materially in the wake of the United Kingdom’s vote to leave the European Union, though neither company’s financial results have deteriorated.

Lazard Global Listed Infrastructure Portfolio

For the year ended December 31, 2016, the Lazard Global Listed Infrastructure Portfolio’s Institutional Shares posted a total return of 9.30%, while Open Shares posted a total return of 9.01%, as compared with the 11.81% return for the Custom Infrastructure Index (USD Hedged)1 and 7.51% return for the MSCI World® Index.

The Portfolio is passively hedged to the US dollar using forward currency contracts in an effort to minimize the impact of currency movements of a stock against the investor’s local currency. The impact of this hedging was positive for the Portfolio for the year. Stock contributors are ranked on the basis of performance contribution in local currency terms.

US freight railway businesses CSX, Norfolk Southern, and Union Pacific were among the top contributors to performance during the year. At the beginning of the year, positive performance contributions were largely driven by the companies’ first quarter results, in which all of the railroads demonstrated their ability to generate significant productivity gains and cost reductions in the face of volume declines and mixed headwinds. All three railroads increased core prices above inflation. In the second half of the year, there were two key drivers for strong performance across these businesses. First, improving carload volumes, which were largely due to a rise in coal volumes. This represented the first increase in coal volumes in eight quarters. Second, the market’s interpretation of the US election outcome as a positive driver for the US freight railway sector. President Donald Trump promised fiscal stimulus—which should raise carload volumes, lower tax rates, and protect the coal industry. Trump is also able to nominate three new Surface Transportation Board members. However, we believe Trump’s promises of trade protectionism would be negative for railway earnings. Specifically, in late November, CSX’s CFO raised fourth quarter earnings guidance, reflecting an asset sale and further progress in efficiency initiatives.

World-leading, France-based satellite operator Eutelsat (ETL) was the largest detractor to performance during the year. During May, ETL shares fell by more than a third, following the company’s third quarter sales and profit warning release. The result actually beat market expectations; however, ETL downgraded revenue and EBITDA (earnings before interest, tax, depreciation, and amortization) guidance for the next two fiscal-years. The reason for the revised outlook was two-fold. First was the loss of a Russian Pay-TV client in Europe. However, Europe is the most densely used satellite coverage area in the world and we would expect this client to be replaced within a 12-month period. The second reason for downgrading revenue and EBITDA was a softening of forecast demand for telecommunication data backhaul capacity in Latin America. New high throughput satellite operators can offer a similar functionality for telecommunications operators as a traditional geostationary satellite can offer, but at a less expensive cost. We believe that, over the next three years, overall growth will be subdued for Eutelsat in Latin America as the current book of data backhaul capacity is replaced by traditional video/Pay-TV. Thus, we view the downgrade as more of a timing issue rather than a permanent destruction of capital. Eutelsat still has 43 satellites; as such, the downgrade relates to only 3% of its business. We remain comfortable with our decision to increase our position in Eutelsat.

6  Annual Report

World-leading, Luxembourg-based satellite operator SES was also a key detractor to performance during the year. The fall in its share price was also two-fold. First, an overreaction to rival satellite operator Eutelsat’s cut in outlook, which the market interpreted as an industry-wide growth slowdown in satellite services. This was despite SES’s first quarter results where revenues, margins, and EBITDA all remained solid. Second, while the market was digesting the news relating to Eutelsat, SES announced it had moved to acquire 100% of its minority owned subsidiary O3b Networks (O3b), a HTS operator, announcing a large capital raising of € 1 billion. The issue price of the private placement of stock to O3b was a 15% discount to the previous trading price and almost a 30% discount to the average trading price only a month earlier. We took the opportunity of a lower share price to increase our position in SES. In October, the company’s shares continued to fall after lowering its fiscal year 2016 guid-

ance for both revenue and margin citing a modestly uncertain outlook on a number of fronts during its third quarter results. The area of most acute pain was wholesale point-to-point data which is now less than 2% of SES earnings. Assuming almost a full decline by the end of 2017, the impact to earnings per share would be low. We remain confident SES can generate growth in revenues, free cash flow, and dividends.

New Fund Launched: Lazard Real Assets and Pricing Opportunities Portfolio

We are pleased to announce the December 30, 2016 launch of the Lazard Real Assets and Pricing Opportunities Portfolio. Fund commentary is not available at this time due to the short interval between the Portfolio’s inception date and the end date of the period covered by this annual report. However, we look forward to providing you with a performance review of this Portfolio in the next Lazard Funds semi-annual report.

Notes to Investment Overviews:

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager’), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, such Portfolio’s returns would have been lower. Past performance is not indicative, or a guarantee, of future results.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of December 31, 2016; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

[1]	The Custom Infrastructure Index (USD Hedged) is created by the Fund’s Investment Manager, which is the performance of the UBS Global 50/50 Infrastructure & Utilities® Index (Hedged USD) for all periods through March 31, 2015, when the index ceased to be published, and the FTSE Developed Core Infrastructure 50/50® (100% Hedged to USD Net Tax) Index for all periods thereafter.

Annual Report  7

The Lazard Funds, Inc. Performance Overviews

Lazard US Realty Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Open Shares of Lazard US Realty Income Portfolio, FTSE NAREIT All Equity REITs® Index, Wells Fargo Hybrid and Preferred Securities REIT® Index, Hybrid Index and S&P 500® Index*

Average Annual Total Returns*

Periods Ended December 31, 2016

	Institutional Shares				Open Shares
	One	Five	Since	One	Five	Since
	Year	Years	Inception †	Year	Years	Inception †
US Realty Income Portfolio**	8.01%	8.45%	9.92%	7.58%	8.16%	9.48%
FTSE NAREIT All Equity REITs Index	8.63%	11.98%	14.02%	8.63%	11.98%	8.06%
Wells Fargo Hybrid and Preferred Securities REIT Index	3.65%	6.86%	7.31%	3.65%	6.86%	10.89%
Hybrid Index	6.32%	9.56%	10.84%	6.32%	9.56%	9.99%
S&P 500 Index	11.96%	14.66%	16.20%	11.96%	14.66%	9.18%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The FTSE NAREIT All Equity REITs Index is a free-float adjusted market capitalization index that is designed to measure the performance of equity REITs across all industries. The Wells Fargo Hybrid and Preferred Securities REIT Index tracks the performance of fixed-rate US dollar-denominated preferred securities issued in the US domestic market. The Hybrid Index is created by the Portfolio’s Investment Manager and is a 50/50 blend of the FTSE NAREIT All Equity REITs Index and the Wells Fargo Hybrid and Preferred Securities REIT Index. The S&P 500 Index is a market capitalized-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was September 26, 2011 and for Open Shares was July 30, 2008.

8  Annual Report

Lazard US Realty Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Open Shares of Lazard US Realty Equity Portfolio and FTSE NAREIT All Equity REITs Index*

Average Annual Total Returns*

Periods Ended December 31, 2016

	Institutional Shares				Open Shares
	One Year	Five Years	Since Inception †	One Year	Five Years	Since Inception †
US Realty Equity Portfolio**	5.31%	11.24%	14.69%	4.99%	10.95%	18.89%
FTSE NAREIT All Equity REITs Index	8.63%	11.98%	14.05%	8.63%	11.98%	15.29%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The FTSE NAREIT All Equity REITs Index is a free-float adjusted market capitalization index that is designed to measure the performance of equity REITs across all industries. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was September 26, 2011 and for Open Shares was December 31, 2008.

Annual Report  9

Lazard Global Realty Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Open Shares of Lazard Global Realty Equity Portfolio, FTSE EPRA/NAREIT Global® Index and FTSE EPRA/NAREIT Global ex-US/FTSE EPRA/NAREIT Global Linked Index (the “Global Realty Linked Index”)*

Average Annual Total Returns*

Periods Ended December 31, 2016

	Institutional Shares			Open Shares
	One Year	Five Years	Since Inception †	One Year	Five Years	Since Inception †
Global Realty Equity Portfolio**	2.85%	10.78%	10.22%	2.54%	10.45%	13.52%
FTSE EPRA/NAREIT Global Index	3.75%	8.88%	9.64%	3.75%	8.88%	11.19%
Global Realty Linked Index	3.75%	10.36%	10.11%	3.75%	10.36%	11.15%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The Portfolio was previously known as Lazard International Realty Equity Portfolio. As of August 15, 2013, the Portfolio changed its name to Lazard Global Realty Equity Portfolio and adopted its current investment strategies.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Global Realty Linked Index is created by the Portfolio’s Investment Manager and links the performance of the FTSE EPRA/NAREIT Global ex-US® Index for all periods through August 14, 2013 (when the Portfolio’s benchmark index changed) and the FTSE EPRA/NAREIT Global Index for all periods thereafter. Both the FTSE EPRA/NAREIT Global Index and the FTSE EPRA/NAREIT Global ex-US Index are free-float adjusted market capitalization indices that are designed to measure the performance of REITs in both developed and emerging markets. The FTSE EPRA/NAREIT Global ex-US Index excludes those REITs listed or incorporated in the United States. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was September 26, 2011 and for Open Shares was December 31, 2008.

10  Annual Report

Lazard Global Listed Infrastructure Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Listed Infrastructure Portfolio, The Custom Infrastructure Index (USD Hedged) and MSCI World® Index*

Average Annual Total Returns*

Periods Ended December 31, 2016

	One Year	Five Years	Since Inception †
Institutional Shares**	9.30%	16.05%	11.99%
Open Shares**	9.01%	15.71%	11.64%
The Custom Infrastructure Index (USD Hedged)	11.81%	12.55%	9.31%
MSCI World Index	7.51%	10.41%	8.17%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Custom Infrastructure Index (USD Hedged) is created by the Portfolio’s Investment Manager, which is the performance of the UBS Global 50/50 Infrastructure & Utilities® Index (Hedged USD) for all periods through March 31, 2015, when the index ceased to be published, and the FTSE Developed Core Infrastructure 50/50® (100% Hedged to USD Net Tax) Index for all periods thereafter. The UBS Global 50/50 Infrastructure & Utilities Index (Hedged) tracks a 50% exposure to the global developed-market utilities sector and a 50% exposure to the global developed-market infrastructure sector. The FTSE Developed Core Infrastructure 50/50 Index (Hedged) tracks a 50% exposure to the global developed market utilities sector and a 50% exposure to the global developed market infrastructure sector. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was December 31, 2009.

Annual Report  11

The Lazard Funds, Inc. Information About Your Portfolio’s Expenses

Expense Example

As a shareholder in a Portfolio of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2016 through December 31, 2016 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12  Annual Report

Portfolio	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16	Annualized Expense Ratio During Period 7/1/16 - 12/31/16

US Realty Income†
Institutional Shares
Actual	$1,000.00	$1,006.50	$5.09	1.01%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.06	$5.13	1.01%
Open Shares
Actual	$1,000.00	$1,005.00	$6.60	1.31%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.55	$6.65	1.31%
US Realty Equity
Institutional Shares
Actual	$1,000.00	$966.30	$5.19	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.86	$5.33	1.05%
Open Shares
Actual	$1,000.00	$964.60	$6.57	1.33%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.45	$6.75	1.33%
Global Realty Equity
Institutional Shares
Actual	$1,000.00	$951.40	$4.91	1.00%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.11	$5.08	1.00%
Open Shares
Actual	$1,000.00	$950.30	$6.37	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.60	$6.60	1.30%
Global Listed Infrastructure†
Institutional Shares
Actual	$1,000.00	$1,057.30	$5.02	0.97%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.26	$4.93	0.97%
Open Shares
Actual	$1,000.00	$1,056.60	$6.31	1.22%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.00	$6.19	1.22%

*	Expenses are equal to the annualized expense ratio, net of expense waivers and reimbursements, of each Share class multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).
†	Excludes impact of the custodian out-of-pocket expenses that were reimbursed to the Portfolio during the current period. Refer to Note 3 in the Notes to Financial Statements.

Annual Report  13

The Lazard Funds, Inc. Portfolio Holdings Presented by Sector December 31, 2016

Sector*	Lazard US Realty Income Portfolio	Lazard US Realty Equity Portfolio	Lazard Global Realty Equity Portfolio	Lazard Global Listed Infrastructure Portfolio	Lazard Real Assets and Pricing Opportunities Portfolio

Consumer Discretionary	—%	—%	—%	9.7%	5.7%
Consumer Staples	—	—	—	—	2.8
Energy	—	—	—	4.9	6.1
Financials	10.3	1.3	—	—	3.9
Health Care	—	—	—	—	3.0
Industrials	—	—	—	49.9	11.2
Information Technology	—	—	—	—	2.0
Materials	—	—	—	—	2.8
Real Estate	89.7	97.6	97.4	—	19.6
Telecommunication Services	—	—	—	—	1.7
Utilities	—	—	—	28.9	7.2
Exchange-Traded Notes	—	—	—	—	11.9
Sovereign Debt	—	—	—	—	12.2
US Treasury Securities	—	—	—	—	9.9
Short-Term Investments	—	1.1	2.6	6.6	—
Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%

*	Represents percentage of total investments.

14  Annual Report

The Lazard Funds, Inc. Portfolios of Investments December 31, 2016

Description	Shares	Fair Value

Lazard US Realty Income Portfolio
Preferred Stocks | 30.6%

Equity Real Estate Investment Trusts (REITs) | 29.3%

Alexandria Real Estate Equities, Inc., Series D, 7.000%	37,246	$1,274,558
American Homes 4 Rent, Series E, 6.350%	31,176	764,124
Ashford Hospitality Prime, Inc., Series b, 5.500%	43,591	932,412
Ashford Hospitality Trust, Inc., Series G, 7.375%	24,490	566,699
CBL & Associates Properties, Inc., Series D, 7.375%	33,264	813,305
City Office REIT, Inc., Series A, 6.625%	9,600	218,880
DDR Corp., Series K, 6.250%	22,541	537,152
Digital Realty Trust, Inc., Series G, 5.875%	43,838	1,049,043
Equity LifeStyle Properties, Inc., Series C, 6.750%	4,300	108,016
Kilroy Realty Corp., Series H, 6.375%	17,700	443,031
Kimco Realty Corp., Series J, 5.500%	38,700	905,193
National Retail Properties, Inc., Series F, 5.200%	15,300	330,174
Pebblebrook Hotel Trust, Series C, 6.500%	36,949	898,230
PS Business Parks, Inc., Series U, 5.750%	45,223	1,052,791
Public Storage, Series E, 4.900%	25,900	546,490
Taubman Centers, Inc., Series K, 6.250%	26,467	655,058
VEREIT, Inc., Series F, 6.700%	27,405	693,073
Washington Prime Group, Inc., Series I, 6.875%	8,900	220,720
		12,008,949
Mortgage Real Estate Investment Trusts (REITs) | 1.3%
Apollo Commercial Real Estate Finance, Inc.,
Series A, 8.625%	21,300	538,038

Total Preferred Stocks (Cost $12,256,863)		12,546,987

The accompanying notes are an integral part of these financial statements.

Description	Shares	Fair Value

Real Estate Investment Trusts | 68.2%

Equity Real Estate Investment Trusts (REITs) | 59.4%
American Farmland Co.	154,861	$1,234,242
AvalonBay Communities, Inc.	6,657	1,179,288
Communications Sales & Leasing, Inc.	57,979	1,473,246
DDR Corp.	45,541	695,411
Education Realty Trust, Inc.	22,324	944,305
EPR Properties	7,549	541,792
Essex Property Trust, Inc.	8,334	1,937,655
Extra Space Storage, Inc.	9,400	726,056
Farmland Partners, Inc.	74,570	832,201
MGM Growth Properties LLC, Class A	56,334	1,425,813
National Health Investors, Inc.	15,991	1,186,052
National Storage Affiliates Trust	86,808	1,915,853
Pennsylvania Real Estate Investment Trust	43,050	816,228
Physicians Realty Trust	99,483	1,886,198
Retail Opportunity Investments Corp.	42,751	903,329
Simon Property Group, Inc.	7,246	1,287,397
Spirit Realty Capital, Inc.	37,800	410,508
STAG Industrial, Inc. Series B	8,600	214,570
Sun Communities, Inc.	16,810	1,287,814
The Macerich Co.	8,300	587,972
Ventas, Inc.	7,100	443,892
VEREIT, Inc.	219,422	1,856,310
Vornado Realty Trust	5,400	563,598
		24,349,730
Mortgage Real Estate Investment Trusts (REITs) | 8.8%
Blackstone Mortgage Trust, Inc., Class A	30,073	904,295
Colony Capital, Inc., Class A	71,475	1,447,369
Starwood Property Trust, Inc.	57,858	1,269,983
		3,621,647

Total Real Estate Investment Trusts (Cost $28,923,030)		27,971,377

Total Investments | 98.8% (Cost $41,179,893) (a)		$40,518,364

Cash and Other Assets in Excess of Liabilities | 1.2%		505,245

Net Assets | 100.0%		$41,023,609

Annual Report   15

Description	Shares	Fair Value

Lazard US Realty Equity Portfolio

Real Estate Investment Trusts | 98.9%

Equity Real Estate Investment Trusts (REITs) | 97.6%
Acadia Realty Trust	11,146	$364,251
Alexandria Real Estate Equities, Inc.	16,566	1,840,980
American Homes 4 Rent, Class A	125,253	2,627,808
American Tower Corp.	59,445	6,282,148
Apartment Investment & Management Co., Class A	58,863	2,675,323
AvalonBay Communities, Inc.	20,642	3,656,730
Boston Properties, Inc.	30,891	3,885,470
Colony Starwood Homes	46,515	1,340,097
Digital Realty Trust, Inc.	25,710	2,526,265
Education Realty Trust, Inc.	44,623	1,887,553
Empire State Realty Trust, Inc., Class A	117,105	2,364,350
Equinix, Inc.	10,018	3,580,533
Equity LifeStyle Properties, Inc.	36,109	2,603,459
Essex Property Trust, Inc.	14,890	3,461,925
Extra Space Storage, Inc.	12,195	941,942
Federal Realty Investment Trust	12,890	1,831,798
General Growth Properties, Inc.	114,561	2,861,734
HCP, Inc.	54,375	1,616,025
Host Hotels & Resorts, Inc.	67,803	1,277,408
National Storage Affiliates Trust	101,258	2,234,764
Physicians Realty Trust	157,692	2,989,840
Prologis, Inc.	61,058	3,223,252
Public Storage	13,127	2,933,884
Description	Shares	Fair Value

Retail Opportunity Investments Corp.	102,144	$2,158,303
Rexford Industrial Realty, Inc.	76,137	1,765,617
Simon Property Group, Inc.	34,792	6,181,495
SL Green Realty Corp.	9,481	1,019,682
Sun Communities, Inc.	15,761	1,207,450
Sunstone Hotel Investors, Inc.	97,556	1,487,729
Ventas, Inc.	38,341	2,397,079
VEREIT, Inc.	112,100	948,366
Weyerhaeuser Co.	28,805	866,742
		77,040,002
Mortgage Real Estate Investment Trusts (REITs) | 1.3%
Colony Capital, Inc., Class A	50,111	1,014,748

Total Real Estate Investment Trusts (Cost $68,879,945)		78,054,750

Short-Term Investment | 1.1%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.40% (7 day yield) (Cost $844,713)	844,713	844,713

Total Investments | 100.0% (Cost $69,724,658) (a)		$78,899,463

Cash and Other Assets in Excess of Liabilities | 0.0%		32,473

Net Assets | 100.0%		$78,931,936

The accompanying notes are an integral part of these financial statements.

16   Annual Report

Description	Shares	Fair Value

Lazard Global Realty Equity Portfolio

Common Stocks | 22.6%

Brazil | 1.7%
BR Properties SA (b)	9,740	$22,512
Multiplan Empreendimentos Imobiliarios SA	2,400	43,639
		66,151
China | 1.8%
China Overseas Land & Investment, Ltd.	14,000	36,926
China Resources Land, Ltd.	16,000	36,074
		73,000
Germany | 3.8%
Vonovia SE	4,658	151,729

Hong Kong | 5.6%
Cheung Kong Property Holdings, Ltd.	18,500	112,187
China Overseas Property Holdings, Ltd.	6,000	1,026
Sun Hung Kai Properties, Ltd.	9,000	112,681
		225,894
Japan | 6.4%
Hulic Co., Ltd.	9,800	86,928
Mitsubishi Estate Co., Ltd.	2,000	39,645
Mitsui Fudosan Co., Ltd.	5,680	131,068
		257,641
Philippines | 1.0%
Megaworld Corp.	545,000	39,052

Singapore |0.8%
Frasers Centrepoint, Ltd.	30,500	33,165

United Arab Emirates | 1.0%
Emaar Properties PJSC	20,096	38,911

United States | 0.5%
CBRE Group, Inc., Class A (b)	662	20,846

Total Common Stocks (Cost $986,673)		906,389
Description	Shares	Fair Value

Real Estate Investment Trusts | 75.3%

Australia | 6.4%
Charter Hall Group	8,400	$28,808
Investa Office Fund	6,503	22,180
Mirvac Group	38,088	58,462
Scentre Group	5,996	20,125
The GPT Group	11,230	40,722
Westfield Corp.	12,600	85,516
		255,813
Canada | 2.2%
Boardwalk Real Estate Investment Trust	2,456	88,992

France | 1.2%
Klepierre	649	25,491
Unibail-Rodamco SE	93	22,169
		47,660
Hong Kong | 3.6%
Link Real Estate Investment Trust	22,519	145,416

Italy | 0.7%
Beni Stabili SpA	47,369	27,060

Japan | 1.2%
Activia Properties, Inc.	10	47,147

Mexico | 1.5%
Fibra Uno Administracion SA de CV	41,000	62,658

Singapore | 0.4%
CapitaMall Trust	12,300	15,947

United Kingdom | 6.6%
Big Yellow Group PLC	7,441	63,152
Great Portland Estates PLC	13,542	111,368
Land Securities Group PLC	4,349	57,451
Workspace Group PLC	3,192	31,048
		263,019

The accompanying notes are an integral part of these financial statements.

Annual Report   17

Description	Shares	Fair Value

Lazard Global Realty Equity Portfolio (concluded)

United States | 51.5%
Alexandria Real Estate Equities, Inc.	320	$35,562
American Homes 4 Rent, Class A	4,157	87,214
American Tower Corp.	576	60,872
AvalonBay Communities, Inc.	802	142,074
Boston Properties, Inc.	594	74,713
Colony Starwood Homes	1,202	34,630
Digital Realty Trust, Inc.	752	73,892
Education Realty Trust, Inc.	1,868	79,016
Empire State Realty Trust, Inc., Class A	3,769	76,096
Equinix, Inc.	198	70,767
Equity Lifestyle Properties, Inc.	1,035	74,624
Essex Property Trust, Inc.	525	122,062
General Growth Properties, Inc.	2,138	53,407
HCP, Inc.	1,700	50,524
Host Hotels & Resorts, Inc.	3,653	68,823
National Storage Affiliates Trust	4,104	90,575
NorthStar Realty Europe Corp.	4,213	52,957
Physicians Realty Trust	4,370	82,855
Prologis, Inc.	1,953	103,099
Public Storage	503	112,421
Description	Shares	Fair Value

Retail Opportunity Investments Corp.	4,268	$90,183
Rexford Industrial Realty, Inc.	3,249	75,344
Simon Property Group, Inc.	1,269	225,463
Sunstone Hotel Investors, Inc.	4,236	64,599
Ventas, Inc.	937	58,581
		2,060,353
Total Real Estate Investment Trusts (Cost $2,874,709)		3,014,065

Short-Term Investment | 2.6%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.40% (7 day yield) (Cost $102,723)	102,723	102,723

Total Investments | 100.5% (Cost $3,964,105) (a)		$4,023,177

Liabilities in Excess of Cash and Other Assets | (0.5)%		(20,582)

Net Assets | 100.0%		$4,002,595

The accompanying notes are an integral part of these financial statements.

18   Annual Report

Description	Shares	Fair Value

Lazard Global Listed Infrastructure Portfolio

Common Stocks | 93.0%

Australia | 13.4%
AusNet Services	15,829,521	$18,030,109
DUET Group	75,076,073	148,361,595
Macquarie Atlas Roads Group	17,202,864	62,681,486
Spark Infrastructure Group	54,701,662	93,825,320
Transurban Group	17,723,760	131,993,411
		454,891,921
France | 14.0%
Aeroports de Paris	877,219	93,977,243
Eutelsat Communications SA	8,301,921	160,710,073
Vinci SA	3,252,431	221,227,653
		475,914,969
Germany | 3.6%
Fraport AG	2,044,050	120,731,316

Italy | 21.8%
ASTM SpA	834,619	9,089,844
Atlantia SpA	11,188,572	261,798,579
Hera SpA	21,854,051	50,365,333
Italgas SpA (b)	17,273,152	67,966,524
Snam SpA	40,496,547	166,576,106
Societa Iniziative Autostradali e Servizi SpA	2,166,147	18,453,052
Terna SpA	35,969,866	164,549,596
		738,799,034
Luxembourg | 4.9%
SES SA	7,634,712	168,125,370

Portugal | 0.7%
REN - Redes Energeticas Nacionais SGPS SA	7,994,279	22,700,271
Description	Shares	Fair Value

Spain | 4.7%
Abertis Infraestructuras SA	11,510,390	$161,045,063

United Kingdom | 4.0%
Pennon Group PLC	13,265,868	134,849,279

United States | 25.9%
Ameren Corp.	2,199,600	115,391,016
CSX Corp.	7,046,159	253,168,493
Genesee & Wyoming, Inc., Class A (b)	392,601	27,250,435
Norfolk Southern Corp.	1,496,437	161,719,947
PG&E Corp.	2,639,699	160,414,508
Union Pacific Corp.	1,550,000	160,704,000
		878,648,399
Total Common Stocks (Cost $3,104,527,277)		3,155,705,622

Short-Term Investment | 6.6%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.40% (7 day yield) (Cost $223,433,371)	223,433,371	223,433,371

Total Investments | 99.6% (Cost $3,327,960,648) (a), (c)		$3,379,138,993

Cash and Other Assets in Excess of Liabilities | 0.4%		14,634,713

Net Assets | 100.0%		$3,393,773,706

The accompanying notes are an integral part of these financial statements.

Annual Report   19

Lazard Global Listed Infrastructure Portfolio (concluded)

Forward Currency Contracts open at December 31, 2016:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	55,985,823	AUD	53,805,178	CIT	03/21/17	$2,180,645	$—
USD	67,151,469	AUD	64,535,923	CIT	03/21/17	2,615,546	—
USD	22,780,708	AUD	22,296,305	HSB	03/21/17	484,403	—
USD	23,077,824	AUD	23,230,290	HSB	03/21/17	—	152,466
USD	43,419,671	AUD	41,731,595	HSB	03/21/17	1,688,076	—
USD	51,545,070	AUD	49,541,094	HSB	03/21/17	2,003,977	—
USD	80,014,383	AUD	76,903,573	HSB	03/21/17	3,110,810	—
USD	48,404,158	AUD	46,508,270	RBC	03/21/17	1,895,888	—
USD	24,827,892	AUD	24,794,662	SCB	03/21/17	33,230	—
USD	53,537,805	AUD	51,450,107	SSB	03/21/17	2,087,697	—
USD	216,658,627	EUR	219,226,326	BNP	03/21/17	—	2,567,698
USD	79,001,201	EUR	80,054,373	CAN	03/21/17	—	1,053,173
USD	138,644,133	EUR	140,222,133	CAN	03/21/17	—	1,578,000
USD	135,958,034	EUR	137,571,955	CIT	03/21/17	—	1,613,922
USD	173,554,502	EUR	175,614,721	CIT	03/21/17	—	2,060,219
USD	69,187,743	EUR	69,732,275	HSB	03/21/17	—	544,532
USD	75,426,744	EUR	75,967,847	HSB	03/21/17	—	541,103
USD	111,790,986	EUR	113,112,070	HSB	03/21/17	—	1,321,084
USD	165,589,322	EUR	167,546,165	HSB	03/21/17	—	1,956,843
USD	115,859,065	EUR	117,198,822	MEL	03/21/17	—	1,339,756
USD	214,027,867	EUR	216,457,643	RBC	03/21/17	—	2,429,776
USD	159,419,358	EUR	161,312,556	SSB	03/21/17	—	1,893,197
USD	4,221,279	GBP	4,096,638	CIT	03/21/17	124,641	—
USD	5,707,900	GBP	5,539,364	CIT	03/21/17	168,537	—
USD	6,282,468	GBP	6,317,914	CIT	03/21/17	—	35,446
USD	10,959,762	GBP	10,636,155	CIT	03/21/17	323,608	—
USD	14,611,408	GBP	14,179,979	CIT	03/21/17	431,429	—
USD	16,619,950	GBP	16,597,160	CIT	03/21/17	22,790	—
USD	4,427,807	GBP	4,370,363	HSB	03/21/17	57,444	—
USD	10,128,603	GBP	9,826,872	HSB	03/21/17	301,731	—
USD	17,256,475	GBP	16,742,406	HSB	03/21/17	514,070	—
USD	14,355,879	GBP	13,930,386	SSB	03/21/17	425,494	—
USD	33,160,661	GBP	32,177,812	SSB	03/21/17	982,849	—
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$19,452,865	$19,087,215

The accompanying notes are an integral part of these financial statements.

20  Annual Report

Description	Shares	Fair Value

Lazard Real Assets and Pricing Opportunities Portfolio (d)

Common Stocks | 65.0%

Australia | 2.9%
AusNet Services	9,597	$10,931
BHP Billiton PLC	1,516	23,970
Credit Corp. Group, Ltd.	465	6,005
CSL, Ltd.	615	44,428
Domino’s Pizza Enterprises, Ltd.	112	5,253
DUET Group	47,242	93,357
Harvey Norman Holdings, Ltd.	3,718	13,778
Macquarie Atlas Roads Group	9,107	33,183
Ramsay Health Care, Ltd.	532	25,887
Telstra Corp., Ltd.	13,042	47,932
Transurban Group	10,047	74,823
		379,547
Austria | 0.0%
Conwert Immobilien Invest SE	338	5,771

Belgium | 0.7%
Aedifica SA REIT	197	14,740
Befimmo SA REIT	275	15,447
Cofinimmo SA REIT	335	38,314
Ontex Group NV	300	8,919
Warehouses De Pauw CVA REIT	158	14,119
		91,539
Canada | 4.3%
Atco, Ltd., Class I	204	6,786
Barrick Gold Corp.	1,668	26,697
BCE, Inc.	687	29,693
Canadian Apartment Properties REIT	900	21,028
Canadian Imperial Bank of Commerce	323	26,357
Canadian National Railway Co.	577	38,832
Chartwell Retirement Residences	3,200	34,916
CI Financial Corp.	1,391	29,910
Cominar Real Estate Investment Trust REIT	2,300	25,216
Constellation Software, Inc.	34	15,450
Dollarama, Inc.	628	46,015
Enbridge, Inc.	460	19,357
Granite Real Estate Investment Trust REIT	900	30,050
H&R Real Estate Investment Trust REIT	1,000	16,661
Killam Apartment Real Estate Investment Trust REIT	1,100	9,782
Description	Shares	Fair Value

Laurentian Bank of Canada	245	$7,733
Magna International, Inc.	161	6,991
Pure Industrial Real Estate Trust REIT	5,504	22,915
Royal Bank of Canada	544	36,818
Smart Real Estate Investment Trust REIT	1,300	31,264
Suncor Energy, Inc.	986	32,239
Telus Corp.	479	15,251
The Toronto-Dominion Bank	739	36,448
		566,409
France | 2.2%
Aeroports de Paris	545	58,386
Eutelsat Communications SA	5,138	99,463
Gecina SA REIT	46	6,365
ICADE REIT	90	6,422
Mercialys SA REIT	659	13,350
Vinci SA	1,483	100,873
		284,859
Germany | 1.4%
alstria office REIT-AG	1,614	20,235
Deutsche EuroShop AG	202	8,223
Deutsche Wohnen AG	169	5,308
Fraport AG	1,120	66,152
GAGFAH SA (a)	384	6,569
Hamborner REIT AG	1,266	12,043
LEG Immobilien AG	154	11,964
TAG Immobilien AG	1,185	15,667
ThyssenKrupp AG	776	18,494
TLG Immobilien AG	644	12,134
		176,789
Hong Kong | 1.0%
Champion REIT	49,000	26,539
CLP Holdings, Ltd.	3,500	31,980
Hongkong Land Holdings, Ltd.	1,400	8,792
Hysan Development Co., Ltd.	1,000	4,133
Jardine Matheson Holdings, Ltd.	500	27,775
Link Real Estate Investment Trust	2,000	12,915
Prosperity REIT	24,000	9,471
Xinyi Glass Holdings, Ltd.	10,000	8,135
		129,740
Ireland | 0.4%
CRH PLC	1,136	39,408
Irish Residential Properties REIT PLC	5,031	6,196
Ryanair Holdings PLC Sponsored ADR (a)	96	7,993
		53,597

The accompanying notes are an integral part of these financial statements.

Annual Report  21

Description	Shares	Fair Value

Lazard Real Assets and Pricing Opportunities Portfolio (continued)

Italy | 3.0%
ASTM SpA	631	$6,872
Atlantia SpA	4,296	100,521
Hera SpA	14,968	34,496
Italgas SpA (a)	8,750	34,430
Snam SpA	22,441	92,307
Societa Iniziative Autostradali e Servizi SpA	1,827	15,564
Terna SpA	22,485	102,861
		387,051
Japan | 2.8%
Central Japan Railway Co.	100	16,424
Daiwa House REIT Investment Corp. REIT	8	20,234
Electric Power Development Co., Ltd.	400	9,206
Frontier Real Estate Investment Corp. REIT	2	8,548
Industrial & Infrastructure Fund Investment Corp. REIT	6	28,595
Japan Excellent, Inc. REIT	4	5,075
Japan Logistics Fund, Inc. REIT	14	29,515
Japan Prime Realty Investment Corp. REIT	2	7,880
Japan Retail Fund Investment Corp.	2	4,049
JFE Holdings, Inc.	1,600	24,368
Kenedix Office Investment Corp. REIT	2	11,499
Mori Trust Sogo Reit, Inc. REIT	4	6,311
Morinaga & Co., Ltd.	500	20,794
Nichirei Corp.	300	6,207
Nippon Accommodations Fund, Inc. REIT	6	26,233
Nippon Steel & Sumitomo Metal Corp.	1,400	31,228
Nitto Denko Corp.	400	30,628
Nomura Real Estate Master Fund, Inc. REIT	5	7,564
Okamura Corp.	800	7,194
Premier Investment Corp. REIT	8	9,460
S Foods, Inc.	200	5,194
The Nisshin Oillio Group, Ltd.	2,000	9,206
TOC Co., Ltd.	500	3,991
Tokyu REIT, Inc.	4	5,069
West Japan Railway Co.	500	30,640
		365,112
Luxembourg | 1.0%
SES SA	4,664	102,707
Tenaris SA ADR	750	26,782
		129,489
Netherlands | 0.1%
NN Group NV	540	18,286
Description	Shares	Fair Value

New Zealand | 0.2%
Air New Zealand, Ltd.	6,602	$10,067
Spark New Zealand, Ltd.	4,561	10,805
		20,872
Norway | 0.2%
Statoil ASA	1,788	32,580

Singapore | 1.4%
Ascendas Real Estate Investment Trust	10,000	15,675
CapitaMall Trust REIT	22,800	29,560
DBS Group Holdings, Ltd.	1,100	13,124
Lippo Malls Indonesia Retail Trust REIT	23,000	5,877
Mapletree Logistics Trust REIT	44,500	31,343
SATS, Ltd.	5,400	18,041
Singapore Airlines, Ltd.	4,100	27,308
United Overseas Bank, Ltd.	2,900	40,698
		181,626
Spain | 0.8%
Abertis Infraestructuras SA	7,088	99,170

Sweden | 0.1%
Wihlborgs Fastigheter AB	856	15,916

Switzerland | 1.0%
Actelion, Ltd.	34	7,362
Allreal Holding AG	97	14,412
Flughafen Zuerich AG	124	23,003
Mobimo Holding AG	101	25,267
PSP Swiss Property AG	73	6,309
Swiss Prime Site AG	622	50,912
		127,265
United Kingdom | 3.8%
BAE Systems PLC	2,042	14,885
Bellway PLC	450	13,692
Big Yellow Group PLC REIT	861	7,307
Centrica PLC	4,630	13,339
Compass Group PLC	809	14,912
CVS Group PLC	544	7,372
Debenhams PLC	6,519	4,599
Electrocomponents PLC	1,543	9,065
Grainger PLC	1,593	4,669
Great Portland Estates PLC REIT	924	7,599
Halma PLC	516	5,687

The accompanying notes are an integral part of these financial statements.

22  Annual Report

Description	Shares	Fair Value

Lazard Real Assets and Pricing Opportunities Portfolio (continued)

Hansteen Holdings PLC REIT	6,585	$9,211
Land Securities Group PLC REIT	453	5,984
LondonMetric Property PLC REIT	8,719	16,709
National Grid PLC	6,012	70,312
Pennon Group PLC	7,612	77,377
Provident Financial PLC	228	8,016
Reckitt Benckiser Group PLC	387	32,715
Rentokil Initial PLC	5,954	16,288
Safestore Holdings PLC REIT	3,041	13,117
Shaftesbury PLC REIT	1,761	19,728
SSE PLC	2,349	44,904
UBM PLC	1,256	11,323
Unilever NV	831	34,154
Workspace Group PLC REIT	947	9,211
WPP PLC	1,419	31,758
		503,933
United States | 37.7%
3M Co.	301	53,750
Acadia Realty Trust REIT	600	19,608
Agree Realty Corp. REIT	1,000	46,050
Alphabet, Inc., Class A (a)	9	7,132
Ameren Corp.	1,490	78,165
American Campus Communities, Inc. REIT	800	39,816
American Electric Power Co., Inc.	440	27,702
American Homes 4 Rent, Class A REIT	1,700	35,666
American Tower Corp. REIT	800	84,544
American Water Works Co., Inc.	833	60,276
Anadarko Petroleum Corp.	366	25,521
Antero Resources Corp. (a)	966	22,846
Aon PLC	145	16,172
Apartment Investment & Management Co., Class A REIT	600	27,270
Apple Hospitality REIT, Inc.	1,700	33,966
Apple, Inc.	176	20,384
AT&T, Inc.	1,404	59,712
Automatic Data Processing, Inc.	302	31,040
AutoZone, Inc. (a)	31	24,483
AvalonBay Communities, Inc. REIT	300	53,145
Biogen, Inc. (a)	28	7,940
Brinker International, Inc.	214	10,599
Bristol-Myers Squibb Co.	214	12,506
Brixmor Property Group, Inc. REIT	600	14,652
Camden Property Trust REIT	300	25,221
Description	Shares	Fair Value

Campbell Soup Co.	742	$44,869
Cardinal Health, Inc.	296	21,303
Carnival Corp.	301	15,670
Chevron Corp.	223	26,247
Cimarex Energy Co.	182	24,734
Columbia Property Trust, Inc. REIT	600	12,960
Concho Resources, Inc. (a)	136	18,034
Consolidated Edison, Inc.	500	36,840
Continental Resources, Inc. (a)	360	18,554
Copart, Inc. (a)	136	7,536
Core Laboratories NV	268	32,171
Cracker Barrel Old Country Store, Inc.	58	9,685
Crown Castle International Corp. REIT	800	69,416
Crown Holdings, Inc. (a)	359	18,873
CSX Corp.	2,650	95,214
CubeSmart REIT	800	21,416
Darden Restaurants, Inc.	484	35,196
Deere & Co.	249	25,657
Delek US Holdings, Inc.	797	19,184
Delta Air Lines, Inc.	180	8,854
Diamondback Energy, Inc. (a)	244	24,659
Digital Realty Trust, Inc. REIT	700	68,782
Douglas Emmett, Inc. REIT	800	29,248
DuPont Fabros Technology, Inc. REIT	300	13,179
Edison International	300	21,597
Education Realty Trust, Inc. REIT	1,000	42,300
Eli Lilly & Co.	105	7,723
Empire State Realty Trust, Inc., Class A REIT	300	6,057
EOG Resources, Inc.	364	36,800
EPR Properties REIT	400	28,708
EQT Corp.	345	22,563
Equifax, Inc.	66	7,803
Equinix, Inc. REIT	82	29,308
Equity Commonwealth REIT (a)	800	24,192
Equity Lifestyle Properties, Inc. REIT	700	50,470
Equity Residential REIT	400	25,744
Essex Property Trust, Inc. REIT	200	46,500
Everest Re Group, Ltd.	49	10,604
Extra Space Storage, Inc. REIT	400	30,896
Federal Realty Investment Trust REIT	300	42,633
First Potomac Realty Trust REIT	600	6,582
Gaming and Leisure Properties, Inc. REIT	500	15,310
General Dynamics Corp.	70	12,086
General Growth Properties, Inc. REIT	200	4,996
General Mills, Inc.	709	43,795

The accompanying notes are an integral part of these financial statements.

Annual Report  23

Description	Shares	Fair Value

Lazard Real Assets and Pricing Opportunities Portfolio (continued)

Genesee & Wyoming, Inc., Class A (a)	480	$33,317
Getty Realty Corp. REIT	1,503	38,311
Gilead Sciences, Inc.	123	8,808
Halliburton Co.	596	32,238
Hasbro, Inc.	137	10,657
HCA Holdings, Inc. (a)	167	12,361
HCP, Inc. REIT	400	11,888
Healthcare Realty Trust, Inc. REIT	1,100	33,352
Helix Energy Solutions Group, Inc. (a)	2,413	21,283
Highwoods Properties, Inc. REIT	200	10,202
Hilltop Holdings, Inc.	300	8,940
HollyFrontier Corp.	586	19,197
Honeywell International, Inc.	152	17,609
Hormel Foods Corp.	152	5,291
Hospitality Properties Trust REIT	400	12,696
Huntington Ingalls Industries, Inc.	41	7,552
Intel Corp.	917	33,260
International Paper Co.	363	19,261
Intuit, Inc.	216	24,756
J.B. Hunt Transport Services, Inc.	171	16,599
Johnson & Johnson	492	56,683
KeyCorp.	621	11,346
Kinder Morgan, Inc.	4,700	97,337
Life Storage, Inc. REIT	100	8,526
LifePoint Health, Inc. (a)	136	7,725
Lockheed Martin Corp.	87	21,745
LTC Properties, Inc. REIT	300	14,094
Luminex Corp. (a)	307	6,211
LyondellBasell Industries NV, Class A	292	25,048
Mack-Cali Realty Corp. REIT	700	20,314
Marathon Oil Corp.	1,043	18,054
Marathon Petroleum Corp.	261	13,141
Marriott International, Inc., Class A	80	6,614
Marsh & McLennan Cos., Inc.	428	28,928
Martin Marietta Materials, Inc.	173	38,325
MasterCard, Inc., Class A	122	12,596
McCormick & Co., Inc.	71	6,626
McDonald’s Corp.	492	59,886
McKesson Corp.	71	9,972
Medical Properties Trust, Inc. REIT	600	7,380
Merck & Co., Inc.	106	6,240
Mettler-Toledo International, Inc. (a)	52	21,765
Microsoft Corp.	276	17,151
Description	Shares	Fair Value

Motorola Solutions, Inc.	267	$22,132
National Health Investors, Inc. REIT	600	44,502
National HealthCare Corp.	100	7,579
National Retail Properties, Inc. REIT	100	4,420
New Senior Investment Group, Inc. REIT	600	5,874
Nielsen Holdings PLC	125	5,244
NIKE, Inc., Class B	245	12,453
Norfolk Southern Corp.	930	100,505
Northrop Grumman Corp.	76	17,676
NRG Energy, Inc.	520	6,375
O’Reilly Automotive, Inc. (a)	131	36,472
Omnicom Group, Inc.	662	56,343
Paychex, Inc.	406	24,717
PepsiCo, Inc.	318	33,272
PG&E Corp.	1,650	100,270
Physicians Realty Trust REIT	300	5,688
Piedmont Office Realty Trust, Inc. REIT	2,600	54,366
Pioneer Natural Resources Co.	138	24,850
PNC Financial Services Group, Inc.	99	11,579
Pool Corp.	365	38,084
Prudential Financial, Inc.	99	10,302
PS Business Parks, Inc. REIT	400	46,608
Public Storage REIT	100	22,350
Quality Care Properties, Inc. REIT (a)	80	1,240
Quest Diagnostics, Inc.	116	10,660
Quintiles IMS Holdings, Inc. (a)	106	8,061
Ramco-Gershenson Properties Trust REIT	300	4,974
Range Resources Corp.	900	30,924
Raytheon Co.	51	7,242
Realty Income Corp. REIT	600	34,488
Regency Centers Corp. REIT	200	13,790
Regions Financial Corp.	1,069	15,351
Republic Services, Inc.	1,073	61,215
Retail Opportunity Investments Corp. REIT	1,400	29,582
Rockwell Collins, Inc.	132	12,244
Ryman Hospitality Properties, Inc. REIT	100	6,301
Saul Centers, Inc. REIT	300	19,983
Schlumberger, Ltd.	381	31,985
Select Income REIT	700	17,640
Simon Property Group, Inc. REIT	200	35,534
Skyworks Solutions, Inc.	138	10,303
Southwest Gas Corp.	850	65,127
Spirit AeroSystems Holdings, Inc., Class A	185	10,795
Starbucks Corp.	763	42,362
Steel Dynamics, Inc.	699	24,870

The accompanying notes are an integral part of these financial statements.

24  Annual Report

Description	Shares	Fair Value

Lazard Real Assets and Pricing Opportunities Portfolio (continued)

STORE Capital Corp. REIT	700	$17,297
Sun Communities, Inc. REIT	300	22,983
Sunstone Hotel Investors, Inc. REIT	500	7,625
Sysco Corp.	856	47,397
Tanger Factory Outlet Centers, Inc.	400	14,312
Taubman Centers, Inc. REIT	100	7,393
Terreno Realty Corp. REIT	500	14,245
Texas Instruments, Inc.	145	10,581
The Allstate Corp.	277	20,531
The Boeing Co.	88	13,700
The Ensign Group, Inc.	344	7,640
The Kroger Co.	713	24,606
The Macerich Co. REIT	300	21,252
The Southern Co.	156	7,674
The TJX Cos., Inc.	259	19,459
The Travelers Cos., Inc.	135	16,527
Thermo Fisher Scientific, Inc.	209	29,490
Tyson Foods, Inc., Class A	560	34,541
UDR, Inc. REIT	700	25,536
Union Pacific Corp.	910	94,349
UnitedHealth Group, Inc.	82	13,123
Universal Health Realty Income Trust REIT	200	13,118
Urstadt Biddle Properties, Inc. Class A REIT	800	19,288
Valero Energy Corp.	380	25,962
Ventas, Inc. REIT	600	37,512
Verizon Communications, Inc.	923	49,270
Visa, Inc., Class A	232	18,101
Vornado Realty Trust REIT	200	20,874
Vulcan Materials Co.	155	19,398
Wal-Mart Stores, Inc.	96	6,636
Washington Real Estate Investment Trust	900	29,421
Waste Management, Inc.	344	24,393
Waters Corp. (a)	91	12,229
Welltower, Inc. REIT	300	20,079
Westlake Chemical Corp.	339	18,981
Weyerhaeuser Co. REIT	592	17,813
		4,936,067
Total Common Stocks
(Cost $8,505,618)		8,505,618
Description		Shares	Fair Value

Closed-End Management Investment Companies | 0.2%
F&C Commercial Property Trust, Ltd.		5,398	$9,074
The Picton Property Income, Ltd.		6,895	6,436
UK Commercial Property Trust, Ltd.		9,855	10,263

Total Closed-End Management Investment Companies (Cost $25,773)			25,773

Exchange-Traded Notes | 11.7%

Guernsey | 11.7%
iPath Bloomberg Commodity Index Total Return ETN (Cost $1,533,929)		63,307	1,533,929

Description	Security Currency	Principal Amount (000)	Fair Value

Foreign Government Obligations | 12.0%

Australia | 0.7%
Australia Government Bond, 3.000%, 09/20/25	AUD	88	$88,776

Canada | 0.7%
Canadian Government Real Return Bond, 2.000%, 12/01/41	CAD	89	89,510

France | 2.3%
French Republic Government Bond OAT, 1.850%, 07/25/27	EUR	224	301,357

Italy | 0.9%
Italy Buoni Poliennali Del Tesoro, 3.100%, 09/15/26	EUR	92	118,154

Mexico | 1.7%
Mexican Udibonos, 2.500%, 12/10/20	MXN	847	228,061

The accompanying notes are an integral part of these financial statements.

Annual Report  25

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Real Assets and Pricing Opportunities Portfolio (continued)

Spain | 1.1%
Spain Government Inflation Linked Bond, 1.800%, 11/30/24	EUR	123	$147,443

United Kingdom | 4.6%
United Kingdom Gilt Inflation Linked:
0.750%, 03/22/34	GBP	163	298,823
0.125%, 03/22/44	GBP	154	300,182
			599,005
Total Foreign Government Obligations (Cost $1,572,306)			1,572,306
Description	Security Currency	Principal Amount (000)	Fair Value

US Treasury Securities | 9.8%
Treasury Inflation Protected Securities:
1.125%, 01/15/21	USD	538	$564,513
2.375%, 01/15/25	USD	130	148,707
2.500%, 01/15/29	USD	222	267,504
2.125%, 02/15/40	USD	243	300,550

Total US Treasury Securities (Cost $1,281,274)			1,281,274

Total Investments | 98.7% (Cost $12,918,900) (a), (c)			$12,918,900

Cash and Other Assets in Excess of Liabilities | 1.3%			171,078

Net Assets | 100.0%			$13,089,978

The accompanying notes are an integral part of these financial statements.

26  Annual Report

Lazard Real Assets and Pricing Opportunities Portfolio (concluded)

Forward Currency Contracts open at December 31, 2016:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	210,151	AUD	210,777	CIT	03/21/17	$—	$626
USD	90,477	AUD	90,719	HSB	02/16/17	—	242
USD	18,207	CAD	18,214	CIT	02/16/17	—	7
USD	80,417	CAD	80,448	HSB	02/16/17	—	32
USD	22,507	CHF	22,575	CIT	03/21/17	—	68
USD	88,121	EUR	88,366	CIT	03/21/17	—	245
USD	808,380	EUR	810,629	CIT	03/21/17	—	2,247
USD	543,428	EUR	544,664	HSB	02/16/17	—	1,237
USD	28,093	GBP	28,126	CIT	02/16/17	—	33
USD	8,925	GBP	8,935	CIT	03/21/17	—	10
USD	133,729	GBP	133,879	CIT	03/21/17	—	150
USD	535,210	GBP	535,878	HSB	02/16/17	—	669
USD	225,289	MXN	225,367	HSB	02/16/17	—	78
USD	2,095	PLN	2,097	HSB	02/16/17	—	2
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$—	$5,646

The accompanying notes are an integral part of these financial statements.

Annual Report  27

The Lazard Funds, Inc. Notes to Portfolios of Investments December 31, 2016

(a)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

US Realty Income	$41,197,621	$864,887	$1,544,144	$(679,257)
US Realty Equity	69,906,866	9,497,805	505,208	8,992,597
Global Realty Equity	4,004,784	265,699	247,306	18,393
Global Listed Infrastructure	3,370,220,273	196,671,673	187,752,953	8,918,720
Real Assets and Pricing Opportunities	12,918,900	—	—	—

(b)	Non-income producing security.

(c)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

(d)	Lazard Real Assets and Pricing Opportunities Portfolio’s Portfolio of Investments and accompanying notes are presented on a consolidated basis.

Security Abbreviations:

ADR	—	American Depositary Receipt
ETN	—	Exchange-Traded Notes
PJSC	—	Public Joint Stock Company
REIT	—	Real Estate Investment Trust

Currency Abbreviations:

AUD	—	Australian Dollar	GBP	—	British Pound Sterling
CAD	—	Canadian Dollar	MXN	—	Mexican New Peso
CHF	—	Swiss Franc	PLN	—	Polish Zloty
EUR	—	Euro	USD	—	United States Dollar

Counterparty Abbreviations:

BNP	—	BNP Paribas SA	MEL	—	The Bank of New York Mellon Corp.
CAN	—	Canadian Imperial Bank of Commerce	RBC	—	Royal Bank of Canada
CIT	—	Citibank NA	SCB	—	Standard Chartered Bank
HSB	—	HSBC Bank USA NA	SSB	—	State Street Bank and Trust Co.

The accompanying notes are an integral part of these financial statements.

28  Annual Report

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry*	Lazard Global Realty Equity Portfolio	Lazard Global Listed Infrastructure Portfolio	Lazard Real Assets and Pricing Opportunities Portfolio

Aerospace & Defense	—%	—%	0.9%
Airlines	—	—	0.4
Auto Components	—	—	0.1
Banks	—	—	1.6
Beverages	—	—	0.3
Biotechnology	—	—	0.5
Capital Markets	—	—	0.2
Chemicals	—	—	0.6
Commercial Services & Suppliers	—	—	0.9
Communications Equipment	—	—	0.2
Construction & Engineering	—	6.5	0.8
Construction Materials	—	—	0.7
Consumer Finance	—	—	0.1
Containers & Packaging	—	—	0.3
Distributors	—	—	0.3
Diversified Telecommunication Services	—	—	1.6
Electric Utilities	—	12.9	2.7
Electronic Equipment, Instruments & Components	—	—	0.1
Energy Equipment & Services	—	—	1.1
Equity Real Estate Investment Trusts (REITs)	75.3	—	18.6
Food & Staples Retailing	—	—	0.6
Food Products	—	—	1.3
Gas Utilities	—	2.0	0.8
Health Care Providers & Services	—	—	1.2
Hotels, Restaurants & Leisure	—	—	1.5
Household Durables	—	—	0.1
Household Products	—	—	0.3
Independent Power and Renewable Electricity Producers	—	—	0.1
Industrial Conglomerates	—	—	0.8
Insurance	—	—	0.9
Internet Software & Services	—	—	0.1
IT Services	—	—	0.7
Leisure Products	—	—	0.1
Life Sciences Tools & Services	—	—	0.6
Machinery	—	—	0.2
Media	—	9.7	2.3
Metals & Mining	—	—	1.1
Multiline Retail	—	—	0.5
Multi-Utilities	—	9.9	2.5
Oil, Gas & Consumable Fuels	—	4.9	4.9
Personal Products	—	—	0.3
Pharmaceuticals	—	—	0.6
Professional Services	—	—	0.1
Real Estate Management & Development	22.6	—	1.7

The accompanying notes are an integral part of these financial statements.

Annual Report  29

Industry*	Lazard Global Realty Equity Portfolio	Lazard Global Listed Infrastructure Portfolio	Lazard Real Assets and Pricing Opportunities Portfolio

Road & Rail	—%	17.8%	3.3%
Semiconductors & Semiconductor Equipment	—	—	0.4
Software	—	—	0.4
Specialty Retail	—	—	0.6
Technology Hardware, Storage & Peripherals	—	—	0.2
Textiles, Apparel & Luxury Goods	—	—	0.1
Transportation Infrastructure	—	25.3	3.8
Water Utilities	—	4.0	1.1
Subtotal	97.9	93.0	65.2
Exchange-Traded Notes	—	—	11.7
Foreign Government Obligations	—	—	12.0
US Treasury Securities	—	—	9.8
Short-Term Investments	2.6	6.6	—
Total Investments	100.5%	99.6%	98.7%

* Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

30  Annual Report

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Annual Report  31

The Lazard Funds, Inc. Statements of Assets and Liabilities

December 31, 2016	Lazard US Realty Income Portfolio	Lazard US Realty Equity Portfolio

ASSETS
Investments in securities, at fair value	$40,518,364	$78,899,463
Cash	628	—
Foreign currency, at fair value	—	—
Receivables for:
Capital stock sold	1,035	33,880
Dividends and interest	361,198	388,803
Investments sold	1,580,697	—
Accrued interest	—	—
Amount due from Investment Manager (Note 3)	—	—
Amount due from custodian (Note 3)	930	—
Gross unrealized appreciation on forward currency contracts	—	—
Deferred offering costs (Note 2(f))	—	—
Total assets	42,462,852	79,322,146

LIABILITIES
Payables for:
Management fees	21,805	52,917
Accrued administration fees	14,836	16,701
Accrued distribution fees	4,948	12,704
Accrued custodian fees	8,108	7,185
Accrued professional services	26,285	26,364
Investments purchased	24,988	—
Capital stock redeemed	167,332	263,811
Offering costs	—	—
Gross unrealized depreciation on forward currency contracts	—	—
Line of credit outstanding	1,163,000	—
Other accrued expenses and payables	7,941	10,528
Total liabilities	1,439,243	390,210
Net assets	$41,023,609	$78,931,936

NET ASSETS
Paid in capital	$57,549,106	$68,412,628
Undistributed (distributions in excess of) net investment income (loss)	—	—
Accumulated net realized gain (loss)	(15,863,968)	1,344,503
Net unrealized appreciation (depreciation) on:
Investments	(661,529)	9,174,805
Foreign currency translations and forward currency contracts	—	—
Net assets	$41,023,609	$78,931,936

Institutional Shares
Net assets	$17,815,352	$19,625,120
Shares of capital stock outstanding*	2,420,955	1,013,228
Net asset value, offering and redemption price per share	$7.36	$19.37
Open Shares
Net assets	$23,208,257	$59,306,816
Shares of capital stock outstanding*	3,161,749	3,050,064
Net asset value, offering and redemption price per share	$7.34	$19.44
Cost of investments in securities	$41,179,893	$69,724,658
Cost of foreign currency	$—	$—

*	$0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.
(a)	Consolidated Statement of Assets and Liabilities.

The accompanying notes are an integral part of these financial statements.

32  Annual Report

Lazard Global Realty Equity Portfolio	Lazard Global Listed Infrastructure Portfolio	Lazard Real Assets and Pricing Opportunities Portfolio (a)

$4,023,177	$3,379,138,993	$12,918,900
—	—	101,400
3	2,712,404	2,480

—	17,826,378	—
16,099	7,406,296	19,887
—	—	—
—	—	52,957
16,258	—	28,568
—	22,833	—
—	19,452,865	—
—	—	134,301
4,055,537	3,426,559,769	13,258,493

—	2,506,538	—
8,079	116,622	—
327	96,689	—
11,041	92,692	—
26,445	41,404	16,500
—	8,078,194	—
—	2,532,703	—
—	—	134,301
—	19,087,215	5,646
—	—	—
7,050	234,006	12,068
52,942	32,786,063	168,515
$4,002,595	$3,393,773,706	$13,089,978

$3,993,574	$3,269,897,342	$13,089,978
21,651	74,531,919	5,646
(71,487)	(2,062,478)	—

59,072	51,178,345	—
(215)	228,578	(5,646)
$4,002,595	$3,393,773,706	$13,089,978

$2,442,817	$2,931,161,127	$13,089,978
172,535	206,858,471	1,309,562
$14.16	$14.17	$10.00

$1,559,778	$462,612,579	—
110,297	32,579,713	—
$14.14	$14.20	—
$3,964,105	$3,327,960,648	$12,918,900
$4	$2,719,359	$2,480

Annual Report   33

The Lazard Funds, Inc. Statements of Operations

For the Year Ended December 31, 2016	Lazard US Realty Income Portfolio	Lazard US Realty Equity Portfolio

Investment Income (Loss)

Income
Dividends*	$1,332,666	$2,216,080

Expenses
Management fees (Note 3)	405,391	704,624
Distribution fees (Open Shares)	75,079	168,353
Custodian fees	49,139	45,546
Administration fees	60,925	67,730
Professional services	38,967	39,764
Shareholders’ reports	8,798	17,407
Registration fees	35,132	35,863
Directors’ fees and expenses	7,378	8,325
Shareholders’ services	29,257	36,345
Organization expenses (Note 2(f))	—	—
Other†	9,320	9,341
Total gross expenses	719,386	1,133,298
Management fees waived and expenses reimbursed	(85,494)	(14,690)
Administration fees waived	—	—
Reimbursement of custodian fees (Note 3)	(930)	—
Total net expenses	632,962	1,118,608
Net investment income (loss)	699,704	1,097,472

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions and Forward Currency Contracts
Net realized gain (loss) on:
Investments	(7,000,121)	1,617,975
Foreign currency transactions and forward currency contracts	—	—
Total net realized gain (loss) on investments, foreign currency transactions and forward currency contracts	(7,000,121)	1,617,975
Net change in unrealized appreciation (depreciation) on:
Investments	9,880,295	1,020,449
Foreign currency translations and forward currency contracts	—	—
Total net change in unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	9,880,295	1,020,449
Net realized and unrealized gain (loss) on investments, foreign currency transactions and forward currency contracts	2,880,174	2,638,424
Net increase (decrease) in net assets resulting from operations	$3,579,878	$3,735,896
* Net of foreign withholding taxes of	$—	$—
† Includes interest on line of credit of	$1,630	$826

(a)	Consolidated Statement of Operations.
(b)	From the Portfolio’s commencement of operations on December 30, 2016.

The accompanying notes are an integral part of these financial statements.

34  Annual Report

Lazard Global Realty Equity Portfolio	Lazard Global Listed Infrastructure Portfolio	Lazard Real Assets and Pricing Opportunities Portfolio (a) (b)

$130,752	$97,308,482	$—

43,370	26,881,058	—
4,327	1,244,810	—
64,404	551,867	—
51,093	448,793	—
44,147	219,318	16,500
2,348	196,280	—
33,351	166,746	—
5,197	106,798	2,356
26,182	95,972	—
—	—	9,712
5,614	99,166	—
280,033	30,010,808	28,568
(204,996)	—	(28,568)
(18,750)	—	—
—	(22,833)	—
56,287	29,987,975	—
74,465	67,320,507	—

51,922	37,907,672	—
(14)	85,106,819	—

51,908	123,014,491	—

86,948	86,176,981	—
(145)	(4,983,601)	(5,646)

86,803	81,193,380	(5,646)

138,711	204,207,871	(5,646)
$213,176	$271,528,378	$(5,646)
$7,152	$11,317,910	$—
$37	$—	$—

Annual Report  35

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard US Realty Income Portfolio		Lazard US Realty Equity Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$699,704	$5,496,514	$1,097,472	$1,459,207
Net realized gain (loss) on investments, foreign currency transactions and forward currency contracts	(7,000,121)	(9,078,718)	1,617,975	6,745,327
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	9,880,295	(8,478,364)	1,020,449	(4,368,401)
Net increase (decrease) in net assets resulting from operations	3,579,878	(12,060,568)	3,735,896	3,836,133
Distributions to shareholders
From net investment income
Institutional Shares	(947,450)	(2,328,929)	(309,698)	(388,970)
Open Shares	(1,134,154)	(2,647,759)	(774,528)	(1,212,464)
From net realized gains
Institutional Shares	—	(1,172,590)	(276,265)	(1,323,795)
Open Shares	—	(1,227,569)	(860,553)	(4,827,172)
Return of capital
Institutional Shares	(42,957)	—	—	—
Open Shares	(51,422)	—	—	—
Net decrease in net assets resulting from distributions	(2,175,983)	(7,376,847)	(2,221,044)	(7,752,401)
Capital stock transactions
Net proceeds from sales
Institutional Shares	1,946,921	13,886,139	3,069,870	5,414,090
Open Shares	1,187,060	20,321,841	12,642,246	23,669,007
Net proceeds from reinvestment of distributions
Institutional Shares	955,382	3,238,252	576,599	1,690,029
Open Shares	1,164,957	3,824,336	1,565,295	5,757,961
Cost of shares redeemed
Institutional Shares	(18,324,402)	(42,092,318)	(5,517,860)	(6,912,046)
Open Shares	(20,504,685)	(61,283,643)	(31,969,969)	(39,361,469)
Net increase (decrease) in net assets from capital stock transactions	(33,574,767)	(62,105,393)	(19,633,819)	(9,742,428)
Redemption fees (Note 2(h))
Institutional Shares	3	1,494	983	762
Open Shares	104	11,432	7	4,951
Net increase in net assets from redemption fees	107	12,926	990	5,713
Total increase (decrease) in net assets	(32,170,765)	(81,529,882)	(18,117,977)	(13,652,983)
Net assets at beginning of period	73,194,374	154,724,256	97,049,913	110,702,896
Net assets at end of period*	$41,023,609	$73,194,374	$78,931,936	$97,049,913
* Includes undistributed (distributions in excess of) net investment income (loss) of	$—	$347,518	$—	$—
(a) Consolidated Statement of Changes in Net Assets.
(b) The Portfolio commenced operations on December 30, 2016.

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	4,614,237	7,953,633	1,116,969	1,106,356
Shares sold	270,587	1,669,318	156,260	268,008
Shares issued to shareholders from reinvestment of distributions	132,107	425,265	29,391	90,600
Shares redeemed	(2,595,976)	(5,433,979)	(289,392)	(347,995)
Net increase (decrease)	(2,193,282)	(3,339,396)	(103,741)	10,613
Shares outstanding at end of period	2,420,955	4,614,237	1,013,228	1,116,969

Open Shares
Shares outstanding at beginning of period	5,692,814	10,454,927	3,995,207	4,494,866
Shares sold	164,138	2,368,278	641,672	1,168,358
Shares issued to shareholders from reinvestment of distributions	161,817	501,448	79,255	307,541
Shares redeemed	(2,857,020)	(7,631,839)	(1,666,070)	(1,975,558)
Net increase (decrease)	(2,531,065)	(4,762,113)	(945,143)	(499,659)
Shares outstanding at end of period	3,161,749	5,692,814	3,050,064	3,995,207

The accompanying notes are an integral part of these financial statements.

36  Annual Report

Lazard Global Realty Equity Portfolio		Lazard Global Listed Infrastructure Portfolio		Lazard Real Assets and Pricing Opportunities Portfolio (a)
Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015	Period Ended December 31, 2016 (b)

$74,465	$92,981	$67,320,507	$48,927,552	$—

51,908	201,000	123,014,491	168,086,643	—

86,803	(230,407)	81,193,380	(68,185,142)	(5,646)

213,176	63,574	271,528,378	148,829,053	(5,646)

(83,166)	(132,219)	(65,512,225)	(167,086,540)	—
(43,091)	(64,198)	(10,807,540)	(27,657,141)	—

(582)	(105,753)	(28,350,404)	(52,586,746)	—
(264)	(55,339)	(4,660,792)	(9,109,533)	—

—	—	—	—	—
—	—	—	—	—
(127,103)	(357,509)	(109,330,961)	(256,439,960)	—

45,475	578,622	1,234,639,826	1,120,901,903	13,095,624
306,048	169,139	348,608,641	375,261,831	—

83,748	237,972	79,785,759	184,644,431	—
40,932	113,054	15,328,444	36,467,389	—

(1,320,190)	(1,866,316)	(675,758,638)	(436,076,801)	—
(608,645)	(364,500)	(321,183,690)	(141,660,638)	—

(1,452,632)	(1,132,029)	681,420,342	1,139,538,115	13,095,624

27	279	25,179	20,425	—
—	—	19,942	46,495	—
27	279	45,121	66,920	—
(1,366,532)	(1,425,685)	843,662,880	1,031,994,128	13,089,978
5,369,127	6,794,812	2,550,110,826	1,518,116,698	—
$4,002,595	$5,369,127	$3,393,773,706	$2,550,110,826	$13,089,978

$21,651	$(10,956)	$74,531,919	$(2,773,741)	$5,646

250,075	314,965	160,699,463	99,989,007	—
3,050	36,999	89,610,493	77,905,344	1,309,562

5,780	16,882	5,708,087	13,815,164	—
(86,370)	(118,771)	(49,159,572)	(31,010,052)	—
(77,540)	(64,890)	46,159,008	60,710,456	1,309,562
172,535	250,075	206,858,471	160,699,463	1,309,562

128,369	133,021	29,287,607	10,615,342	—
20,832	10,727	25,457,936	25,897,867	—

2,843	8,037	1,095,859	2,724,299	—
(41,747)	(23,416)	(23,261,689)	(9,949,901)	—
(18,072)	(4,652)	3,292,106	18,672,265	—
110,297	128,369	32,579,713	29,287,607	—

Annual Report  37

The Lazard Funds, Inc. Financial Highlights

LAZARD US REALTY INCOME PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12

Institutional Shares
Net asset value, beginning of period	$7.11		$8.42	$7.44	$8.57	$7.46
Income (loss) from investment operations:
Net investment income (loss) (a)	0.11	^	0.37	0.29	0.47	0.49
Net realized and unrealized gain (loss)	0.45		(1.15)	1.30	(0.27)	1.23
Total from investment operations	0.56		(0.78)	1.59	0.20	1.72
Less distributions from:
Net investment income	(0.30)		(0.37)	(0.32)	(0.34)	(0.37)
Net realized gains	—		(0.16)	(0.29)	(0.99)	(0.24)
Return of capital	(0.01)		—	—	—	—
Total distributions	(0.31)		(0.53)	(0.61)	(1.33)	(0.61)
Redemption fees	—	(b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$7.36		$7.11	$8.42	$7.44	$8.57

Total Return (c)	8.01	%^	-9.50%	21.54%	2.37%	23.32%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$17,815		$32,806	$66,942	$47,222	$52,024
Ratios to average net assets:
Net expenses	1.00	%^	0.98%	0.96%	0.95%	1.15%
Gross expenses	1.20%		0.98%	0.96%	0.98%	1.16%
Net investment income (loss)	1.42	%^	4.59%	3.52%	5.29%	5.94%
Portfolio turnover rate	75%		60%	53%	104%	42%

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12

Open Shares
Net asset value, beginning of period	$7.09		$8.40	$7.43	$8.56	$7.45
Income (loss) from investment operations:
Net investment income (loss) (a)	0.09	^	0.34	0.26	0.44	0.51
Net realized and unrealized gain (loss)	0.45		(1.15)	1.30	(0.26)	1.19
Total from investment operations	0.54		(0.81)	1.56	0.18	1.70
Less distributions from:
Net investment income	(0.28)		(0.34)	(0.30)	(0.32)	(0.35)
Net realized gains	—		(0.16)	(0.29)	(0.99)	(0.24)
Return of capital	(0.01)		—	—	—	—
Total distributions	(0.29)		(0.50)	(0.59)	(1.31)	(0.59)
Redemption fees	—	(b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$7.34		$7.09	$8.40	$7.43	$8.56

Total Return (c)	7.73	%^	-9.77%	21.35%	1.99%	23.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$23,208		$40,388	$87,782	$66,834	$55,393
Ratios to average net assets:
Net expenses	1.30	%^	1.23%	1.24%	1.22%	1.45%
Gross expenses	1.44%		1.23%	1.24%	1.24%	1.47%
Net investment income (loss)	1.19	%^	4.20%	3.19%	4.86%	6.18%
Portfolio turnover rate	75%		60%	53%	104%	42%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the current period. The amount of the reimbursement was on a per share basis at less than $0.005 per share. There was no impact on the total return of the Portfolio. The net expenses and net investment income (loss) ratios of the Portfolio would be unchanged as the change to current period custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income (loss).
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

38  Annual Report

LAZARD US REALTY EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Institutional Shares
Net asset value, beginning of period	$18.93	$19.71	$16.05	$17.40	$14.89
Income (loss) from investment operations:
Net investment income (loss) (a)	0.29	0.33	0.28	0.41	0.31
Net realized and unrealized gain (loss)	0.72	0.55	3.85	(0.10)	2.79
Total from investment operations	1.01	0.88	4.13	0.31	3.10
Less distributions from:
Net investment income	(0.31)	(0.38)	(0.20)	(0.25)	(0.17)
Net realized gains	(0.26)	(1.28)	(0.27)	(1.41)	(0.42)
Total distributions	(0.57)	(1.66)	(0.47)	(1.66)	(0.59)
Redemption fees	— (b)	— (b)	— (b)	—	— (b)
Net asset value, end of period	$19.37	$18.93	$19.71	$16.05	$17.40

Total Return (c)	5.31%	4.63%	25.70%	1.77%	20.83%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$19,625	$21,143	$21,806	$7,844	$2,794
Ratios to average net assets:
Net expenses	1.05%	1.05%	1.05%	1.13%	1.20%
Gross expenses	1.12%	1.09%	1.18%	1.27%	2.34%
Net investment income (loss)	1.50%	1.64%	1.50%	2.28%	1.86%
Portfolio turnover rate	41%	51%	43%	98%	52%

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Open Shares
Net asset value, beginning of period	$19.00	$19.78	$16.11	$17.45	$14.92
Income (loss) from investment operations:
Net investment income (loss) (a)	0.23	0.26	0.19	0.33	0.30
Net realized and unrealized gain (loss)	0.72	0.56	3.90	(0.06)	2.76
Total from investment operations	0.95	0.82	4.09	0.27	3.06
Less distributions from:
Net investment income	(0.25)	(0.32)	(0.15)	(0.20)	(0.12)
Net realized gains	(0.26)	(1.28)	(0.27)	(1.41)	(0.42)
Total distributions	(0.51)	(1.60)	(0.42)	(1.61)	(0.54)
Redemption fees	— (b)	— (b)	— (b)	— (b)	0.01
Net asset value, end of period	$19.44	$19.00	$19.78	$16.11	$17.45

Total Return (c)	4.99%	4.34%	25.33%	1.58%	20.58%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$59,307	$75,907	$88,897	$60,823	$65,387
Ratios to average net assets:
Net expenses	1.34%	1.32%	1.35%	1.36%	1.50%
Gross expenses	1.34%	1.32%	1.42%	1.41%	1.78%
Net investment income (loss)	1.17%	1.32%	1.01%	1.83%	1.74%
Portfolio turnover rate	41%	51%	43%	98%	52%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

Annual Report  39

LAZARD GLOBAL REALTY EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Institutional Shares
Net asset value, beginning of period	$14.19	$15.17	$15.49	$16.98	$12.18
Income (loss) from investment operations:
Net investment income (loss) (a)	0.22	0.27	0.34	0.30	0.22
Net realized and unrealized gain (loss)	0.19	(0.24)	1.29	(0.18)	5.27
Total from investment operations	0.41	0.03	1.63	0.12	5.49
Less distributions from:
Net investment income	(0.44)	(0.56)	(0.61)	(0.50)	(0.57)
Net realized gains	— (b)	(0.45)	(1.34)	(0.96)	(0.12)
Return of capital	—	—	—	(0.15)	—
Total distributions	(0.44)	(1.01)	(1.95)	(1.61)	(0.69)
Redemption fees	— (b)	— (b)	—	—	— (b)
Net asset value, end of period	$14.16	$14.19	$15.17	$15.49	$16.98

Total Return (c)	2.85%	0.36%	10.35%	0.89%	45.14%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,443	$3,549	$4,779	$5,320	$2,797
Ratios to average net assets:
Net expenses	1.00%	1.05%	1.13%	1.22%	1.30%
Gross expenses	5.25%	4.97%	3.79%	5.49%	5.84%
Net investment income (loss)	1.56%	1.74%	2.04%	1.79%	1.50%
Portfolio turnover rate	38%	56%	84%	81%	42%

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Open Shares
Net asset value, beginning of period	$14.18	$15.16	$15.48	$16.97	$12.17
Income (loss) from investment operations:
Net investment income (loss) (a)	0.19	0.23	0.29	0.25	0.19
Net realized and unrealized gain (loss)	0.16	(0.24)	1.29	(0.18)	5.25
Total from investment operations	0.35	(0.01)	1.58	0.07	5.44
Less distributions from:
Net investment income	(0.39)	(0.52)	(0.56)	(0.45)	(0.52)
Net realized gains	— (b)	(0.45)	(1.34)	(0.96)	(0.12)
Return of capital	—	—	—	(0.15)	—
Total distributions	(0.39)	(0.97)	(1.90)	(1.56)	(0.64)
Redemption fees	—	—	—	— (b)	— (b)
Net asset value, end of period	$14.14	$14.18	$15.16	$15.48	$16.97

Total Return (c)	2.47%	0.06%	10.05%	0.60%	44.81%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,560	$1,820	$2,016	$2,365	$2,209
Ratios to average net assets:
Net expenses	1.30%	1.35%	1.43%	1.54%	1.60%
Gross expenses	5.96%	5.55%	4.26%	5.81%	6.13%
Net investment income (loss)	1.28%	1.47%	1.76%	1.45%	1.25%
Portfolio turnover rate	38%	56%	84%	81%	42%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

40  Annual Report

LAZARD GLOBAL LISTED INFRASTRUCTURE PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12

Institutional Shares
Net asset value, beginning of period	$13.42		$13.72	$13.13	$10.96	$9.78
Income (loss) from investment operations:
Net investment income (loss) (a)	0.31	^	0.33	0.34	0.35	0.31
Net realized and unrealized gain (loss)	0.92		0.89	2.01	2.53	1.43
Total from investment operations	1.23		1.22	2.35	2.88	1.74
Less distributions from:
Net investment income	(0.34)		(1.17)	(1.04)	(0.33)	(0.35)
Net realized gains	(0.14)		(0.35)	(0.72)	(0.38)	(0.21)
Total distributions	(0.48)		(1.52)	(1.76)	(0.71)	(0.56)
Redemption fees	—	(b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$14.17		$13.42	$13.72	$13.13	$10.96

Total Return (c)	9.30	%^	9.30%	17.95%	26.56%	18.05%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,931,161		$2,156,325	$1,372,216	$641,127	$125,112
Ratios to average net assets:
Net expenses	0.96	%^	0.96%	0.98%	1.01%	1.14%
Gross expenses	0.96%		0.96%	0.98%	1.01%	1.14%
Net investment income (loss)	2.29	%^	2.32%	2.35%	2.80%	3.01%
Portfolio turnover rate	35%		34%	41%	35%	26%

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Open Shares
Net asset value, beginning of period	$13.45	$13.74	$13.15	$10.97	$9.78
Income (loss) from investment operations:
Net investment income (loss) (a)	0.29^	0.31	0.29	0.30	0.28
Net realized and unrealized gain (loss)	0.91	0.88	2.02	2.55	1.42
Total from investment operations	1.20	1.19	2.31	2.85	1.70
Less distributions from:
Net investment income	(0.31)	(1.13)	(1.00)	(0.29)	(0.30)
Net realized gains	(0.14)	(0.35)	(0.72)	(0.38)	(0.21)
Total distributions	(0.45)	(1.48)	(1.72)	(0.67)	(0.51)
Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$14.20	$13.45	$13.74	$13.15	$10.97

Total Return (c)	9.01%^	9.06%	17.61%	26.24%	17.54%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$462,613	$393,786	$145,901	$41,095	$12,715
Ratios to average net assets:
Net expenses	1.22%^	1.23%	1.29%	1.32%	1.50%
Gross expenses	1.22%	1.23%	1.29%	1.32%	1.50%
Net investment income (loss)	2.09%^	2.19%	2.04%	2.42%	2.66%
Portfolio turnover rate	35%	34%	41%	35%	26%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the current period. The amount of the reimbursement was on a per share basis at less than $0.005 per share. There was no impact on the total return of the Portfolio. The impact on net expenses and net investment income (loss) ratios of the Portfolio was less than 0.005%.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any.

The accompanying notes are an integral part of these financial statements.

Annual Report  41

LAZARD REAL ASSETS AND PRICING OPPORTUNITIES PORTFOLIO (a)

Period
Selected data for a share of capital	Ended
stock outstanding throughout the period	12/31/16*

Institutional Shares
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	—
Net realized and unrealized gain (loss)	— (b)
Total from investment operations	— (b)
Net asset value, end of period	$10.00

Total Return (c)	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$13,090
Ratios to average net assets (d):
Net expenses	0.00%
Gross expenses	3.49%
Net investment income (loss)	0.00%
Portfolio turnover rate	0%

*	The inception date for Institutional Shares was December 30, 2016.
(a)	Consolidated Financial Highlights.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year except for non-recurring expenses.

The accompanying notes are an integral part of these financial statements.

42  Annual Report

The Lazard Funds, Inc. Notes to Financial Statements December 31, 2016

1. Organization

The Lazard Funds, Inc. (the “Fund”) was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-three no-load portfolios (each referred to as a “Portfolio”). This report includes only the financial statements of US Realty Income, US Realty Equity, Global Realty Equity, Global Listed Infrastructure and Real Assets and Pricing Opportunities Portfolios. The financial statements of other Portfolios are presented separately.

The Portfolios, other than US Realty Equity and Global Realty Equity Portfolios, are operated as “diversified” funds, as defined in the 1940 Act.

Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each Share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Prospectus).

Lazard Real Assets and Pricing Opportunities Portfolio commenced investment operations and issued Institutional Shares on December 30, 2016. Lazard Real Assets and Pricing Opportunities Portfolio, Ltd. (the “Subsidiary”) organized under the laws of the Cayman Islands, was incorporated on October 7, 2016 and commenced operations on December 30, 2016. The Subsidiary acts as an investment vehicle for the Portfolio in order to effect certain investments on behalf of the Portfolio, consistent with its investment objectives and policies as described in its prospectus. The Portfolio expects that it will achieve a significant portion of its exposure to commodities and commodities-related investments through investment in the Subsidiary. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The financial statements of the Portfolio have been consolidated and include the accounts of both the Portfolio and the Subsidiary. All significant inter-company balances and transactions have been eliminated in consolidation. As of and for the year ended December 31, 2016, the Portfolio did not own any shares in the Subsidiary.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Market values for securities listed on the New York Stock Exchange (“NYSE”), NASDAQ national market or other US or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds and the Subsidiary are valued at their net asset value (“NAV”) per share.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

Calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on Europe, Latin and South America and Far East securities exchanges and in over-the-counter markets ordinarily is completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York and on which the NAV of a Portfolio is calculated.

Annual Report  43

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identi-

fication basis. Dividend income is recorded on the ex-dividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by a Portfolio. Interest income, if any, is accrued daily. A Portfolio amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

A Portfolio may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions and forward currency contracts represent net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

44  Annual Report

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, a Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

During the year ended December 31, 2016, only the Global Listed Infrastructure and Real Assets and Pricing Opportunities Portfolios traded in forward currency contracts.

(d) Federal Income Taxes—The Fund’s policy is to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2016, the following Portfolios had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains with no expiration date as follows:

Portfolio	Short-Term	Long-Term

US Realty Income	$(2,214,210)	$(13,632,030)
Global Realty Equity	(44,401)	—

Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2016, the Portfolios had no such losses to defer.

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2013-2015; not applicable for Real Assets and Pricing Opportunities Portfolio), or expected to be taken in the Portfolios’ 2016 tax returns.

(e) Dividends and Distributions—Dividends from net investment income, if any, will be declared and paid annually, except that US Realty Income and Global Listed Infrastructure Portfolios’ dividends from net investment income (if any), will be declared and paid quarterly. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

REIT distributions received by a Portfolio are generally comprised of ordinary income, long-term capital gains and a return of REIT capital. However, as the actual character of such distributions received are not known until after the calendar year end, distributions made by a Portfolio during the year are subject to re-characterization that may result in some portion of the distributions being reclassified as a return of capital distribution to Portfolio shareholders.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales, passive foreign investment companies and distributions from real estate investment trusts. The book/tax differences relating to shareholder distributions resulted in reclassifications among certain capital accounts as follows:

Annual Report  45

Portfolio	Paid in Capital	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)

US Realty Income	$(1,171,475)	$1,128,761	$42,714
US Realty Equity	(1)	(13,246)	13,247
Global Realty Equity	2	84,399	(84,401)
Global Listed Infrastructure	1	86,304,918	(86,304,919)
Real Assets and Pricing Opportunities	(5,646)	5,646	—

The tax character of dividends and distributions paid during the years ended December 31, were as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2016	2015	2016	2015

US Realty Income*	$2,081,604	$5,504,357	$—	$1,872,490
US Realty Equity	1,077,683	2,876,975	1,143,361	4,875,426
Global Realty Equity	126,977	283,828	126	73,681
Global Listed Infrastructure	83,080,443	216,909,361	26,250,518	39,530,599

*	US Realty Income Portfolio had return of capital distributions of $94,379 in 2016.

At December 31, 2016, the components of distributable earnings, on a tax basis, were as follows:

Portfolio	Undistributed Ordinary Income/ Deferred Ordinary Losses	Undistributed Long-Term Capital Gain/ Deferred Capital Losses	Net Unrealized Appreciation (Depreciation) Including Foreign Currency

US Realty Income	$—	$(15,846,240)	$(679,257)
US Realty Equity	—	1,526,711	8,992,597
Global Realty Equity	35,244	(44,401)	18,178
Global Listed Infrastructure	105,361,687	9,733,029	8,781,648

Net income and realized gains from investments held by the Subsidiary will be treated as ordinary income for tax purposes. Accordingly, the net investment income (loss) and realized gains (losses) reported in Real Assets and Pricing Opportunities Portfolio’s consolidated financial statements presented under GAAP for such investments held by the Subsidiary may differ significantly from distributions. As such, any net gain will pass through to Real Assets and Pricing Opportunities Portfolio as ordinary income for federal income tax purposes.

If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Real Assets and Pricing Opportunities Portfolio’s ordinary income and/or capital gains for that year.

(f) Offering and Organizational Costs—Costs incurred by the Fund in connection with the offering of shares of a new Portfolio are deferred and amortized on a straight line basis over a twelve-month period from the date of commencement of operations of the Portfolio. Organizational costs are expensed as incurred.

(g) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among all Portfolios primarily on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(h) Redemption Fee—Until August 15, 2016, the Portfolios imposed a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees are retained by the Portfolios and are included as paid in capital on the Statements of Assets and Liabilities. The fees are also shown on the Statements of Changes in Net Assets. As of August 15, 2016, redemption fees no longer apply to transactions in Portfolio shares.

(i) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(j) Net Asset Value—NAV per share for each class of each Portfolio is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in

46  Annual Report

NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. NAV per share is determined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

3. Investment Management, Administration, Custody, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

US Realty Income	0.75%
US Realty Equity	0.80
Global Realty Equity	0.85
Global Listed Infrastructure	0.90
Real Assets and Pricing Opportunities	0.70

The Investment Manager provides investment management and other services to the Subsidiary. The Investment Manager does not receive separate compensation from the Subsidiary for providing such services. However, Real Assets and Pricing Opportunities Portfolio pays the Investment Manager based on its net assets, which include the assets of the Subsidiary.

The Investment Manager has voluntarily agreed, through May 1 of the year shown below, to reduce its fees and, if necessary, reimburse the Portfolios if annualized operating expenses, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” (as defined in Form N-1A) and extraordinary expenses, and excluding shareholder redemption fees or other transaction fees, but includ-

ing the management fee stated in the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolios, exceed the following percentages of the value of the Portfolios’ average daily net assets for the respective shares:

Portfolio	Institutional Shares	Open Shares	Year

US Realty Income	1.00%	1.30%	2017
US Realty Equity	1.05	1.35	2026	(a)
Global Realty Equity	1.00	1.30	2017
Global Listed Infrastructure	1.30	1.60	2026	(a)
Real Assets and Pricing Opportunities	0.90	N/A	2018	(b)

(a)	Agreement is through April 29, 2026.
(b)	Agreement is through December 30, 2018.

During the year ended December 31, 2016, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed

US Realty Income	$45,397	$—	$40,097	$—
US Realty Equity	14,690	—	—	—
Global Realty
Equity	28,637	102,001	14,733	59,625
Real Assets and Pricing Opportunities	—	28,568	N/A	N/A

The aforementioned waivers and/or reimbursements are not subject to recoupment by the Investment Manager.

The Fund has entered into an administration agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive up to $18,750 of the $42,500 annual fee for Portfolios with net assets under $25 million. During the year ended December 31, 2016, State Street waived $18,750 of its fee for the Global Realty Equity Portfolio.

Annual Report  47

State Street also serves as custodian for the Fund in accordance with a custodian agreement to provide certain custody services.

In December 2015, State Street announced that it had identified inconsistencies in the way in which clients were invoiced for out-of-pocket expenses from 1998 until 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, will be paid back to the affected Portfolios directly in March 2017 as a reimbursement. This reimbursement was recognized as a change in accounting estimate and reflected as “Reimbursement of custodian fees” in the Statements of Operations. Pursuant to the expense limitations described in Note 3, certain Portfolios have experienced management fee waivers during the year ended December 31, 2016. Accordingly, the reimbursement of out-of-pocket expenses resulted in the reduction in the waiver of management fees for certain Portfolios for the year ended December 31, 2016.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for the first six months after a new Portfolio or share class has commenced operations.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. For the year ended December 31, 2016, each Director who is not an affiliated person of the Investment Manager or any of its affiliates was paid by the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $190,000, (2) an additional annual fee of $20,000 to the lead Independent Director (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund), and (3) an additional annual fee of $10,000 to the Audit Committee Chair. Effective January 1, 2017, the aggregate compensation for Independent Directors for the Lazard Fund Complex is comprised of: (1) an annual retainer of $210,000, (2) an additional annual fee of $30,000 to the lead Independent Director, and (3) an additional annual fee of $20,000 to the Audit Committee Chair. The Independent Directors may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees are allocated among the portfolios in the Lazard Fund Complex at a rate of $5,000 per portfolio with the remainder allocated based upon each portfolio’s proportionate share of combined net assets. The Statements of Operations show the Independent Directors’ fees and expenses paid by each Portfolio.

48  Annual Report

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the year ended December 31, 2016 were as follows:

Portfolio	Purchases	Sales

US Realty Income	$40,643,383	$73,088,840
US Realty Equity	35,638,745	55,719,986
Global Realty Equity	1,899,721	3,448,450
Global Listed Infrastructure	1,605,600,501	985,268,411
Real Assets and Pricing Opportunities*	—	—

*	The Portfolio commenced operations on 12/30/16. The portfolio securities held at year end represent a subscription in kind.

For the year ended December 31, 2016, the Portfolios did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

At December 31, 2016, the Investment Manager owned 46.96% of the outstanding shares of the Global Realty Equity Portfolio.

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings was payable at the higher of the Federal Funds rate or One-Month LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.20% per annum fee on the unused portion of the commitment, payable quarterly in arrears. The Fund has also agreed to pay an upfront fee of 0.05% of the committed line amount. During the year ended December 31, 2016, the following Portfolios had borrowings under the Agreement as follows:

Portfolio	Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings were Outstanding

US Realty Income	$452,874	$1,607,000	1.47%	95
US Realty Equity	516,940	1,565,000	1.48	43
Global Realty Equity	30,620	58,000	1.45	30

*	For days borrowings were outstanding.

Management believes that the fair value of the liabilities under the line of credit is equivalent to the recorded amount based on its short term maturity and interest rate, which fluctuates with LIBOR. A Portfolio’s outstanding line of credit, if any, would be categorized as Level 2 (see Note 9).

7. Investment Risks

(a) Non-US Securities Risk—A Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

(b) Emerging Market Risk—Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

(c) Foreign Currency Risk—Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. For Portfolios other than the Global Listed Infrastructure Portfolio, the Investment Manager does not intend to actively hedge the Portfolios’ foreign currency exposure.

Annual Report   49

(d) Realty Companies, Real Estate Investments and REITs Risk—Portfolios that invest in Realty Companies, Real Estate Investments and/or REITs could lose money due to the performance of real estate-related securities even if securities markets generally are experiencing positive results. The performance of investments made by a Portfolio may be determined to a great extent by the current status of the real estate industry in general, or by other factors (such as interest rates and the availability of loan capital) that may affect the real estate industry, even if other industries would not be so affected. Consequently, the investment strategies of a Portfolio could lead to securities investment results that may be significantly different from investments in securities of other industries or sectors or in a more broad-based portfolio generally.

The risks related to investments in Realty Companies and Real Estate Investments include, but are not limited to: adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations and interest rates; operating or development expenses; and lack of available financing.

REITS are subject to similar risks as Real Estate Investments and Realty Companies. The risks related to investments in Real Estate Investments and Realty Companies include, but are not limited to: adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations and interest rates; operating or development expenses; and lack of available financing. Due to certain special considerations that apply to REITs, investments in REITs may carry additional risks not necessarily present in investments in other securities. REIT securities (including those trading on national exchanges) typically have trading volumes that are less than those of common stocks of other stocks traded on national exchanges, which may affect a Portfolio’s ability to trade or liquidate those securities. An investment in REITs may be adversely affected if the REIT fails to comply with applicable laws and regulations. Failure to qualify with any of these requirements could jeopardize a company’s status as a REIT. A Portfolio generally will have no control over the operations and policies of a REIT, and they generally will have no ability to cause a REIT to take the actions necessary to qualify as a REIT.

(e) Infrastructure Companies Risk—Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies also may be affected by or subject to, among other factors, regulation by various government authorities, including rate regulation and service interruption due to environmental, operational or other mishaps.

(f) Subsidiary Risk—Real Assets and Pricing Opportunities Portfolio invests in the Subsidiary, which is not registered as an investment company under the 1940 Act. A regulatory change in the US or the Cayman Islands, under which the Portfolio and the Subsidiary, respectively, are organized, that impacts the Subsidiary or how the Portfolio invests in the Subsidiary, such as a change in tax law, could adversely affect the Portfolio. By investing in the Subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary’s investments, which generally include the risks of investing in commodity-related derivative instruments.

(g)Tax Status Risk—Income and gains from commodities or certain commodity-linked derivative instruments do not constitute “qualifying income” to Real Assets and Pricing Opportunities Portfolio for purposes of qualification as a “regulated investment company” for federal income tax purposes. Without such qualification, the Portfolio could be subject to tax. The tax treatment of some of the Portfolio’s investments in

50   Annual Report

the Subsidiary and commodity-linked derivatives may be adversely affected by future legislation, regulations of the US Treasury Department or guidance issued by the Internal Revenue Service, or otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or any gains and distributions made by the Portfolio.

(h) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of a Portfolio’s investments in these securities to decline. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. Risks associated with rising interest rates are heightened given that interest rates in the US and other countries are at or near historic lows.

A Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher-rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering a Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The prices of high yield securities can fall in response to negative news about the issuer or its industry, or the economy in general to a greater extent than those of higher-rated securities. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some fixed-income securities may give the issuer the option to call, or redeem, the securities before their maturity. If securities held by a Portfolio are called during a time of declining interest rates (which is typically the case when issuers exercise options to call outstanding securities), the Portfolio may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

(i) Natural Resources Risk—Investments related to natural resources may be affected by numerous factors, including events occurring in nature, inflationary pressures and domestic and international politics. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups or military confrontations) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and other risks to which non-US companies are subject also may affect US companies if they have significant operations or investments in non-US countries. In addition, interest rates, prices of raw materials and other commodities, international economic developments, energy conservation, tax and other government regulations (both US and non-US) may affect the supply of and demand for natural resources, which can affect the profitability and value of securities issued by companies in the natural resources category. Securities of companies within specific natural resources sub-categories can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions.

Annual Report   51

(j) Commodities-Related Investments Risk—Exposure to the commodities markets may subject a Portfolio and the Subsidiary to greater volatility than other types of investments. The values of commodities and commodity-linked derivative instruments are affected by events that may have less impact on the values of equity and fixed income securities. Investments linked to the prices of commodities are considered speculative. Because the value of a commodity-linked derivative instrument, such as a futures contract on a physical commodity, typically is based upon the price movements of the underlying reference asset, index or rate, the value of these instruments will rise or fall in response to changes in the underlying reference asset, index or rate. Prices of commodities and commodity-linked investments may fluctuate significantly over short periods for a variety of factors, including: changes in supply and demand relationships; weather; agricultural or livestock markets; agricultural or livestock disease or pestilence; trade relationships; fiscal, monetary and exchange control programs; and embargoes, tariffs, terrorism and international economic, political, military and regulatory developments.

(k) Inflation-Indexed Security Risk—Interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced. The US Treasury has guaranteed that, in the event of a drop in prices, it would repay the par amount of its inflation-indexed securities. Inflation-indexed securities issued by corporations generally do not guarantee repayment of principal. Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity. As a result, a Portfolio may be required to make annual distributions to shareholders that exceed the cash the Portfolio received, which may cause the Portfolio to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed security is adjusted downward due to deflation, amounts previously distributed may be characterized in some circumstances as a return of capital.

(l) Derivatives Risk—Forward currency contracts, options, futures contracts and credit default swap agreements and other derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Forward currency contracts, swap agreements and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. These derivatives transactions, as well as the exchange-traded futures in which a Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related currency, interest rate, security or other reference asset. As such, a small investment could have a potentially large impact on the Portfolio’s performance. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even if entered into for hedging purposes, may cause a Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

52   Annual Report

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation technique may result in transfers into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

Annual Report   53

The following table summarizes the valuation of the Portfolios’ investments by each fair value hierarchy level as of December 31, 2016:

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2016

US Realty Income Portfolio
Preferred Stocks*	$12,546,987	$—	$—	$12,546,987
Real Estate Investment Trusts*	27,971,377	—	—	27,971,377
Total	$40,518,364	$—	$—	$40,518,364
US Realty Equity Portfolio
Real Estate Investment Trusts*	$78,054,750	$—	$—	$78,054,750
Short-Term Investment	844,713	—	—	844,713
Total	$78,899,463	$—	$—	$78,899,463
Global Realty Equity Portfolio
Common Stocks*
Brazil	$—	$66,151	$—	$66,151
China	—	73,000	—	73,000
Germany	—	151,729	—	151,729
Hong Kong	—	225,894	—	225,894
Japan	—	257,641	—	257,641
Philippines	—	39,052	—	39,052
Singapore	—	33,165	—	33,165
United Arab Emirates	—	38,911	—	38,911
United States	20,846	—	—	20,846
Real Estate Investment Trusts*
Australia	—	255,813	—	255,813
France	—	47,660	—	47,660
Hong Kong	—	145,416	—	145,416
Italy	—	27,060	—	27,060
Japan	—	47,147	—	47,147
Singapore	—	15,947	—	15,947
United Kingdom	—	263,019	—	263,019
United States	2,060,353	—	—	2,060,353
Other	151,650	—	—	151,650
Short-Term Investment	102,723	—	—	102,723
Total	$2,335,572	$1,687,605	$—	$4,023,177
Global Listed Infrastructure Portfolio
Assets:
Common Stocks*
Australia	$—	$454,891,921	$—	$454,891,921
France	—	475,914,969	—	475,914,969
Germany	—	120,731,316	—	120,731,316
Italy	67,966,524	670,832,510	—	738,799,034
Luxembourg	—	168,125,370	—	168,125,370
Portugal	—	22,700,271	—	22,700,271
Spain	—	161,045,063	—	161,045,063
United Kingdom	—	134,849,279	—	134,849,279
United States	878,648,399	—	—	878,648,399
Short-Term Investment	223,433,371	—	—	223,433,371
Other Financial Instruments†
Forward Currency Contracts	—	19,452,865	—	19,452,865
Total	$1,170,048,294	$2,228,543,564	$—	$3,398,591,858
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(19,087,215)	$—	$(19,087,215)

54   Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2016

Real Assets and Pricing Opportunities Portfolio
Assets:
Common Stocks*
Australia	$31,140	$348,407	$—	$379,547
Belgium	82,620	8,919	—	91,539
France	26,137	258,722	—	284,859
Germany	110,637	66,152	—	176,789
Hong Kong	76,710	53,030	—	129,740
Italy	—	387,051	—	387,051
Japan	358,905	6,207	—	365,112
Netherlands	—	18,286	—	18,286
Norway	—	32,580	—	32,580
Singapore	52,895	128,731	—	181,626
Spain	—	99,170	—	99,170
United Kingdom	130,465	373,468	—	503,933
United States	4,936,067	—	—	4,936,067
Other	919,319	—	—	919,319
Closed-End Management Investment Companies	25,773	—	—	25,773
Exchange-Traded Notes*	1,533,929	—	—	1,533,929
Foreign Government Obligations*	—	1,572,306	—	1,572,306
US Treasury Securities	—	1,281,274	—	1,281,274
Total	$8,284,597	$4,634,303	$—	$12,918,900
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(5,646)	$—	$(5,646)

*	Please refer to Portfolios of Investments (pages 15 through 27) and Notes to Portfolios of Investments (pages 29 through 30) for portfolio holdings by country and industry.

†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

In connection with the implementation of fair value pricing procedures with respect to non-US securities (see Note 2(a)), certain equity securities in the Global Realty Equity, Global Listed Infrastructure and Real Assets and Pricing Opportunities Portfolios can transfer from Level 1 to Level 2 as a result of fair value pricing procedures and would revert to Level 1 when the fair value pricing procedures are no longer used. Accordingly, a significant portion of the Portfolios’ investments are categorized as Level 2 investments. A Portfolio recognizes all transfers between levels as though they were transferred at the beginning of the reporting period.

There were no transfers into or out of Levels 1, 2 or 3 during the year ended December 31, 2016.

For further information regarding security characteristics see Portfolios of Investments.

10. Derivative Instruments

Certain Portfolios may use derivative instruments, including forward currency contracts.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

Global Listed Infrastructure Portfolio

During the year ended December 31, 2016, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts	$2,068,300,000

Annual Report   55

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2016:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$19,452,865
Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$19,087,215

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was:

Amount

Realized Gain (Loss) on Derivatives
Foreign Exchange Risk:
Net realized gain (loss) on foreign currency transactions and forward currency contracts	$85,953,031
Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Foreign Exchange Risk:
Net change in unrealized appreciation (depreciation) on foreign currency translations and forward currency contracts	$(4,917,984)

Real Assets and Pricing Opportunities Portfolio

During the year ended December 31, 2016, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts	$2,800,000*

*	Represents the notional exposure outstanding on 12/30/16 when the Portfolio commenced operations.

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2016:

Fair Value

Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$5,646

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was:

Amount

Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Foreign Exchange Risk:
Net change in unrealized appreciation (depreciation) on foreign currency translations and forward currency contracts	$(5,646)

See Note 2(c) and the Portfolios of Investments for additional disclosures about derivative instruments.

None of the other Portfolios presented traded in derivative instruments during the year ended December 31, 2016.

As of December 31, 2016, Global Listed Infrastructure and Real Assets and Pricing Opportunities Portfolios hold derivative instruments that are eligible for offset in the Statements of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

56   Annual Report

The required information for the affected Portfolios are presented in the below table, as of December 31, 2016:

Global Listed Infrastructure Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$19,452,865	$—	$19,452,865

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts of Derivative Assets

Citibank NA	$5,867,196	$(3,709,587)	$—	$2,157,609
HSBC Bank USA NA	8,160,511	(4,516,028)	—	3,644,483
Royal Bank of Canada	1,895,888	(1,895,888)	—	—
Standard Chartered Bank	33,230	—	—	33,230
State Street Bank and Trust Co.	3,496,040	(1,893,197)	—	1,602,843
Total	$19,452,865	$(12,014,700)	$—	$7,438,165

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$19,087,215	$—	$19,087,215

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts of Derivative Liabilities

BNP Paribas SA	$2,567,698	$—	$—	$2,567,698
Canadian Imperial Bank of Commerce	2,631,173	—	—	2,631,173
Citibank NA	3,709,587	(3,709,587)	—	—
HSBC Bank USA NA	4,516,028	(4,516,028)	—	—
Royal Bank of Canada	2,429,776	(1,895,888)	—	533,888
State Street Bank and Trust Co.	1,893,197	(1,893,197)	—	—
The Bank of New York Mellon Corp.	1,339,756	—	—	1,339,756
Total	$19,087,215	$(12,014,700)	$—	$7,072,515

Annual Report   57

Real Assets and Pricing Opportunities Portfolio

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$5,646	$—	$5,646

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts of Derivative Liabilities

Citibank NA	$3,386	$—	$—	$3,386
HSBC Bank USA NA	2,260	—	—	2,260
Total	$5,646	$—	$—	$5,646

11. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017.

Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

12. Subsequent Events

Management has evaluated subsequent events affecting the Fund through the issuance of the financial statements and has determined that there were no subsequent events that required adjustment or disclosure.

58   Annual Report

The Lazard Funds, Inc. Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Lazard Funds, Inc. and the Shareholders of Lazard US Realty Income Portfolio, Lazard US Realty Equity Portfolio, Lazard Global Realty Equity Portfolio, Lazard Global Listed Infrastructure Portfolio and Lazard Real Assets and Pricing Opportunities Portfolio:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Lazard US Realty Income Portfolio, Lazard US Realty Equity Portfolio, Lazard Global Realty Equity Portfolio and Lazard Global Listed Infrastructure Portfolio, four of the portfolios constituting The Lazard Funds, Inc. (the “Fund”) as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. We have also audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Lazard Real Assets and Pricing Opportunities Portfolio, one of the portfolios constituting the Fund, (collectively with the portfolios mentioned above, the “Portfolios”), as of December 31, 2016, and the related consolidated statements of operations and changes in net assets and consolidated financial highlights for the period from December 30, 2016 (commencement of operations) through December 31, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented on or before December 31, 2013 were audited by other auditors whose report, dated February 28, 2014, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lazard US Realty Income Portfolio, Lazard US Realty Equity Portfolio, Lazard Global Realty Equity Portfolio and Lazard Global Listed Infrastructure Portfolio, of The Lazard Funds, Inc. as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and the consolidated financial position of Lazard Real Assets and Pricing Opportunities Portfolio, of The Lazard Funds, Inc. as of December 31, 2016, the consolidated results of its operations, the consolidated changes in its net assets and the consolidated financial highlights for the period from December 30, 2016 (commencement of operations) through December 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 27, 2017

Annual Report   59

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Franci J. Blassberg (63)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present); previously, Partner (through 2012)

University of California, Berkeley School of Law, Lecturer (Spring 2017)

Cornell Law School, Visiting Professor of Practice (2015 – 2016); previously, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

Kenneth S. Davidson (71)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)

Aquiline Holdings LLC, an investment manager, Partner (2006 – 2012)

Nancy A. Eckl (54)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (68 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Trevor W. Morrison (45)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Columbia Law School, Professor of Law (2008 – 2013)

Richard Reiss, Jr. (72)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

Resource Americas, Inc., a real estate asset management company, Director (2016 – present)

O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Robert M. Solmson (69)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

60  Annual Report

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Interested Directors(4):

Charles L. Carroll (56)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Ashish Bhutani (56)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present)

Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex (comprised of, as of January 31, 2017, 40 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other funds in the Lazard Fund Complex.

(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.

(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.LazardNet.com.

Annual Report  61

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Nathan A. Paul (44)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Christopher Snively (32)	Chief Financial Officer (March 2016)	Senior Vice President of the Investment Manager (since November 2015)

Assurance Manager at PricewaterhouseCoopers LLP (2008 – November 2015)

Stephen St. Clair (58)	Treasurer (May 2003)	Vice President of the Investment Manager

Mark R. Anderson (46)	Chief Compliance Officer (September 2014)	Director and Chief Compliance Officer of the Investment Manager (since September 2014)

Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Tamar Goldstein (41)	Assistant Secretary (February 2009)	Director (since February 2016, previously Senior Vice President), and Director of Legal Affairs (since July 2015) of the Investment Manager

Shari L. Soloway (35)	Assistant Secretary (November 2015)	Senior Vice President, Legal and Compliance, of the Investment Manager (since September 2015)

Vice President and Associate General Counsel of GE Asset Management (July 2011 – September 2015)

Cesar A. Trelles (42)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.

(3)	In addition to Charles L. Carroll, President, whose information is included in the Interested Directors section.

62  Annual Report

The Lazard Funds, Inc. Tax and Other Information (unaudited)

Tax Information

Year Ended December 31, 2016

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2016:

Of the dividends paid by the Portfolios, the corresponding percentage shown below is qualified dividend income.

Portfolio	Percentage

US Realty Income	0.56%
US Realty Equity	—
Global Realty Equity	31.09
Global Listed Infrastructure	92.17
Real Assets and Pricing Opportunities	—

Of the dividends paid by the Portfolios, the corresponding percentage represents the amount of each dividend that qualifies for the dividends received deduction available to corporate shareholders.

Portfolio	Percentage

US Realty Income	0.50%
US Realty Equity	—
Global Realty Equity	—
Global Listed Infrastructure	11.95
Real Assets and Pricing Opportunities	—

Pursuant to Section 871 of the Code, the Portfolios have no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to US nonresident shareholders.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

Lazard Real Assets and Pricing Opportunities Portfolio

At a meeting of the Board held on November 9, 2016, the Board considered the approval of the Management Agreement between the Fund, on behalf of Lazard Real Assets and Pricing Opportunities Portfolio (the “New Portfolio”), and the Investment Manager (the “New Portfolio Management Agreement”). The Independent Directors were assisted in their review by independent legal counsel, who advised the Board on relevant legal standards and met with the Independent Directors in executive session separate from representatives of the Investment Manager.

Services Provided

The Board previously had received and discussed information addressing, among other matters, the nature, extent and quality of services that the Investment Manager provides to the Fund, including a discussion of the Investment Manager and its clients (of which the existing Lazard Funds complex of 39 active funds comprises approximately $31 billion (as of September 30, 2016) of the approximately $205 billion of total assets under the management of the Investment Manager and its global affiliates as of September 30, 2016); the Investment Manager’s global research, portfolio management, operations, technology, legal and compliance and marketing infrastructure; and the Investment Manager’s personnel, resources, financial condition and experience. The Board received a presentation on the New Portfolio from members of the New Portfolio’s proposed portfolio management team, including the strategies to be employed for the New Portfolio and the New Portfolio’s portfolio management team, including professional biographies.

Annual Report  63

The Directors considered the various services to be provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the New Portfolio would be expected to benefit from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure would be greater than those typically provided to a $31 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Fee, Expense Ratio and Performance Information

The Directors reviewed comparative fee and expense ratio information prepared by Strategic Insight, an independent provider of investment company data.

Advisory Fee and Expense Ratios. The Directors discussed the proposed management fee to be paid to the Investment Manager (referred to in the Strategic Insight materials as the “advisory fee”) and expense ratios for the New Portfolio (as limited by the Investment Manager) and the comparisons provided by Strategic Insight, which compared the contractual advisory fee and expense ratios for the New Portfolio to its respective groups1 of comparison funds (“Groups”), and the Directors noted the methodology and assumptions used by Strategic Insight. The proposed contractual advisory fee and expense ratios for the New Portfolio were below the medians for the Groups. The Board also considered the fees paid by a discretionary account advised by the Investment Manager with investment objectives, policies and strategies similar to those of the New Portfolio (the “Real Assets Other Account”).

Performance. The Directors considered the performance of the Real Assets Other Account compared to a 3-month LIBOR index (the “LIBOR Index”) and certain other securities indexes (the “Other Indexes”),

although the Real Assets Other Account had less than two years of performance. The performance of the Real Assets Other Account (net of fees) was above that of the LIBOR Index, and was generally competitive with the Other Indexes for most periods, and with lower volatility (since inception) than the Other Indexes.

Investment Manager Profitability and Economies of Scale

Representatives of the Investment Manager noted that because the New Portfolio is newly formed, has not commenced operations and the eventual aggregate amount of the New Portfolio’s assets was uncertain, specific information concerning the cost of services to be provided to the New Portfolio and the expected profits to be realized by the Investment Manager and its affiliates from their relationships with the New Portfolio and economies of scale would be subject to a number of assumptions and would be speculative and not meaningful. The Investment Manager’s representatives stated that they did not expect the Investment Manager to realize any current profits on the New Portfolio initially, noting the Investment Manager’s agreement to waive its fees and/or reimburse expenses of the New Portfolio for at least two years following the New Portfolio’s commencement of operations to maintain the expense ratios reflected in the Strategic Insight materials. The Board determined to revisit this issue no later than when it next reviewed the investment management fee in connection with renewal of the New Portfolio Management Agreement. The Investment Manager’s representatives noted that neither the Investment Manager nor its affiliates were expected to receive any significant indirect benefits from the Investment Manager acting as investment adviser to the New Portfolio. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage and soft dollar practices. The representatives of the Investment Manager stated that the Investment Manager intends to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted

1 The New Portfolio has two comparison groups, corresponding to Open and Institutional Shares.

64  Annual Report

that the New Portfolio would not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the New Portfolio’s Open Shares.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with such information as may reasonably be necessary to make an informed business decision with respect to the approval of the New Portfolio Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations with regard to the New Portfolio Management Agreement:

•	The Board concluded that the nature, extent and quality of the services to be provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research services and other services and infrastructure (as discussed above) associated with an approximately $205 billion global asset management business.

•	The Board was satisfied with the resources the Investment Manager was to devote to management of the New Portfolio.
•	The Board concluded that the New Portfolio’s fee to be paid to the Investment Manager supported the approval of the New Portfolio Management Agreement in light of the considerations discussed above.

•	The Board recognized that economies of scale may be realized as the assets of the New Portfolio increase. The Board determined it would seek to have the Investment Manager share any material economies of scale with the New Portfolio.

In evaluating the New Portfolio Management Agreement, the Board relied on the information described above as well as other information provided by the Investment Manager. The Board considered these conclusions and determinations in their totality and determined to approve the New Portfolio Management Agreement. In deciding whether to vote to approve the New Portfolio Management Agreement, each Director may have accorded different weights to different factors so that each Director may have had a different basis for his or her decision.

Annual Report  65

NOTES

66  Annual Report

NOTES

Annual Report  67

NOTES

68  Annual Report

NOTES

Annual Report  69

NOTES

70  Annual Report

The Lazard Funds, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor
Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian
State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent
Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com LZDPS028

ITEM 2. CODE OF ETHICS.

The Registrant amended its Code during the period covered by this report. These amendments consisted of the following: (1) requiring that each Covered Officer, upon becoming a Covered Officer, must affirm in writing to the Fund’s Chief Compliance Officer (the “CCO”) that he has received, read, and understands the Code, and annually thereafter affirm to the CCO that he has complied with the requirements of the Code, rather than making such affirmations to the Registrant’s Board of Directors, and (2) certain other stylistic and non-substantive changes.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Directors (the “Board”) has determined that Robert M. Solmson and Nancy A. Eckl, members of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Solmson and Ms. Eckl are “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)     Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $1,083,682 in 2015 and $698,307 in 2016 (plus expenses in each case).

(b)     Audit-Related Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services provided by the Auditor to Lazard Asset Management LLC, the Registrant’s investment manager (“Lazard”) and any entity controlling, controlled by or under common control with Lazard that provides ongoing services to the Registrant (“Service Affiliates”) that were reasonably related to the performance of the annual audit of the Service Affiliate which required pre-approval by the Audit Committee were $160,000 in 2015 and $163,000 in 2016.

(c)     Tax Fees. The aggregate fees billed in the Reporting Periods by the Auditor to the Registrant for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $368,291 in 2015 and $325,955 in 2016. These Tax Services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. Additionally, the aggregate fees billed related to European Union tax reclaim filing services rendered by the Auditor were $158,216 in 2015 and $114,275 in 2016.

The aggregate fees billed in the Reporting Periods for Tax Services provided by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $509 in 2015 and $0 in 2016.

(d)     All Other Fees. There were no fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) above.

There were no fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) above, which required pre-approval by the Audit Committee.

(e)     Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee pre-approves the Auditor’s engagements for audit and non-audit services to the Registrant and, as required, non-audit services to Service Affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor’s independence. There were no services provided by the Auditor to either the Registrant or Service Affiliates that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Reporting Periods.

(f)     None.

(g)     Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant and Service Affiliates for the Reporting Periods were $906,230 in 2015 and $1,152,787 in 2016.

(h)     Auditor Independence. The Audit Committee considered whether provision of non-audit services to Service Affiliates that were not required to be preapproved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board during the period covered by this report.

ITEM 11. CONTROLS AND PROCEDURES.

(a)     The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)     There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)     Code of Ethics referred to in Item 2.

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)     Not applicable.

(b)        Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Lazard Funds, Inc.

By	/s/ Nathan A. Paul
Nathan A. Paul
Chief Executive Officer

Date	March 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Nathan A. Paul
Nathan A. Paul
Chief Executive Officer

Date	March 9, 2017

By	/s/ Christopher Snively
Christopher Snively
Chief Financial Officer

Date	March 9, 2017